UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2012 through December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Access Funds

December 31, 2012 (Unaudited)

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the six months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. Treasury Yields Remain Low

Yields for U.S. Treasury securities remained at historically low levels throughout the six-month period. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended December 31, 2012.

International Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the six months ended December 31, 2012.

Investment Implications for the U.S. Debt and Deficit Negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2012

Despite lingering concerns about Europe, continued regulatory uncertainty, slower growth in China and political gridlock in the U.S., equities in most parts of the world achieved strong gains for the six months ended December 31, 2012. Stocks rallied as monetary authorities world-wide launched a series of initiatives designed to stimulate growth and the U.S. economy continued to show signs of improving. In Europe, the European Central Bank committed to doing whatever it took to preserve the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. In the U.S., the Federal Reserve continued to ease even as the housing market showed signs of recovery and the employment picture continued to improve, albeit gradually. Chinese policy-makers reversed gears, adopting a more pro-growth stance and, by year-end, data suggested that the world’s second largest economy was once again picking up. The Bank of Japan embarked on a major asset purchase program and the market saw a new pro-growth government come into power late in the year.

In the end, the MSCI World Index (net of foreign withholding taxes) returned 9.36% for the six months ended December 31, 2012. U.S. bonds, as measured by the Barclays U.S. Aggregate Index gained 1.80% during the same period. High yield securities performed strongly as investors continued to search for yield given the low levels of interest rates. Prices for commodities spiked in the first half of the reporting period and then retreated in the fourth quarter, finishing the period with modest gains.

2	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.64%
Barclays U.S. Aggregate Index	1.80%
MSCI World Index (net of foreign withholding taxes)	9.36%
Access Balanced Composite Benchmark^	5.26%

Net Assets as of 12/31/2012	$1,059,028,247

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund (Select Class Shares) outperformed the Barclays U.S. Aggregate Index, its broad based fixed income benchmark, but underperformed the MSCI World Index, its broad based equity benchmark, for the six months ended December 31, 2012 as fixed income securities underperformed equities.

The Fund outperformed its blended composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (50%), the Barclays U.S. Aggregate Index (35%), and the Citigroup 3-Month Treasury Bill Index (15%). The Fund’s relative performance versus the blended composite benchmark was primarily helped by its positioning within fixed income. An underweight to core bonds contributed as investment grade bonds and U.S. Treasury securities underperformed other areas of the fixed income market. The Fund’s underweight to cash also contributed to the Fund’s relative performance. Among equities, the Fund’s underweight in European stocks was the largest detractor from its relative performance. European equities rallied as investors reacted positively to the European Central Bank’s (“ECB”) plan to purchase 1-3 year bonds issued by the governments of troubled European countries. The Fund’s overweight allocation to emerging markets stocks helped partially offset these relative losses. The Fund’s allocation to alternatives detracted from relative performance as macro strategies, equity REITs, and commodities underperformed.

To implement these tactical asset allocation decisions, the Fund invested in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), as well as third party open-end and closed-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), accounts sub-advised by third party managers, structured products, and exchange traded funds (ETFs). Among the actively managed underlying funds, excess return was mixed during the reporting period. The Fund’s U.S. large cap core equity strategies performed strongly and contributed to relative performance while some international focused strategies were challenged. The Fund’s underlying core fixed income strategies outperformed their respective benchmarks while high yield strategies modestly lagged the broad high yield market.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets.

Among equities, the Fund favored U.S. and emerging market stocks over European and Japanese stocks. However, the Fund’s portfolio managers believed that aggressive policy action by the ECB significantly reduced tail risk and bought time for broader European growth to heal. As a result, they reduced a large portion of the Fund’s underweight to the region. In addition, the Fund utilized other financial instruments, such as structured notes, in an attempt to reshape the risk profile of certain equity allocations. In the fixed income markets, the Fund’s portfolio managers believed that allocations to high yield fixed income securities and opportunistic credit strategies remained more compelling than investment grade bonds. Among alternative investments, the Fund’s portfolio managers maintained their allocation to commodities and equity REITs, as well as macro strategies that were used in an effort to limit downside risk and dampen volatility.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (50%), Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (15%). Investors cannot invest directly in an index.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	JPMorgan Core Bond Fund, Class R6 Shares	9.9%
2.	iShares MSCI EAFE Index Fund	6.7
3.	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080%	6.4
4.	JPMorgan Core Plus Bond Fund, Class R6 Shares	5.6
5.	SPDR S&P 500 ETF Trust	4.3
6.	JPMorgan Multi-Sector Income Fund, Class R6 Shares	4.0
7.	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	3.8
8.	JPMorgan Large Cap Growth Fund, Class R6 Shares	3.7
9.	Invesco Balanced-Risk Allocation Fund, Class Y	3.3
10.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	3.2

PORTFOLIO COMPOSITION BY ASSET CLASS*
Fixed Income	34.2%
International Equity	22.9
U.S. Equity	26.9
Alternative Assets	9.6
Money Market	6.4

*	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

4	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	9/30/09
Without Sales Charge		5.50%	9.75%	3.72%	4.30%
With Sales Charge**		0.75	4.84	2.15	2.83
CLASS C SHARES	1/4/10
Without CDSC		5.25	9.21	3.21	3.83
With CDSC***		4.25	8.21	3.21	3.83
INSTITUTIONAL CLASS SHARES	9/30/09	5.72	10.25	4.15	4.73
SELECT CLASS SHARES	9/30/09	5.64	10.08	3.99	4.57

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Balanced Fund, the Barclays U.S. Aggregate Index, the MSCI World Index, the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Barclays U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (50%), Barclays U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (15%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.02%
MSCI World Index (net of foreign withholding taxes)	9.36%
Barclays U.S. Aggregate Index	1.80%
Access Growth Composite Benchmark^	6.87%

Net Assets as of 12/31/2012	$819,471,518

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund (Select Class Shares) underperformed the MSCI World Index, its broad based equity benchmark, but outperformed the Barclays U.S. Aggregate Index, its broad based fixed income benchmark, for the six months ended December 31, 2012 as fixed income securities underperformed equities.

The Fund outperformed its blended composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (70%), the Barclays U.S. Aggregate Index (20%) and the Citigroup 3-Month Treasury Bill Index (10%). The Fund’s relative performance versus the blended composite benchmark was primarily helped by its positioning within fixed income. An underweight to core bonds contributed as investment grade bonds and U.S. Treasury securities underperformed other areas of the fixed income market. The Fund’s underweight to cash also contributed to the Fund’s relative performance. Among equities, the Fund’s underweight in European stocks was the largest detractor from its relative performance. European equities rallied as investors reacted positively to the European Central Bank’s (“ECB”) plan to purchase 1-3 year bonds issued by the governments of troubled European countries. The Fund’s overweight allocation to emerging markets stocks helped partially offset these relative losses. The Fund’s allocation to alternatives detracted from relative performance as macro strategies, equity REITs, and commodities underperformed.

To implement these tactical asset allocation decisions, the Fund invested in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), as well as third party open-end and closed-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), accounts sub-advised by third party managers, structured products, and exchange traded funds (ETFs). Among the actively managed underlying funds, excess return was mixed during the reporting period. The Fund’s U.S. large cap core equity strategies performed strongly and contributed to relative performance while some international focused strategies were challenged. The Fund’s underlying core fixed income strategies outperformed their respective benchmarks while high yield strategies modestly lagged the broad high yield market.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets.

Among equities, the Fund favored U.S. and emerging market stocks over European and Japanese stocks. However, the Fund’s portfolio managers believed that aggressive policy action by the ECB significantly reduced tail risk and bought time for broader European growth to heal. As a result, they reduced a large portion of the Fund’s underweight to the region. In addition, the Fund utilized other financial instruments, such as structured notes, in an attempt to reshape the risk profile of certain equity allocations. In the fixed income markets, the Fund’s portfolio managers believed that allocations to high yield fixed income securities and opportunistic credit strategies remained more compelling than investment grade bonds. Among alternative investments, the Fund’s portfolio managers maintained their allocation to commodities and equity REITs, as well as macro strategies that were used in an effort to limit downside risk and dampen volatility.

6	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	iShares MSCI EAFE Index Fund	9.5%
2.	SPDR S&P 500 ETF Trust	6.5
3.	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080%	5.6
4.	JPMorgan Large Cap Growth Fund, Class R6 Shares	5.3
5.	JPMorgan Value Advantage Fund, Institutional Class Shares	4.8
6.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	4.7
7.	JPMorgan Core Bond Fund, Class R6 Shares	3.4
8.	iShares Core S&P Mid Cap ETF	3.2
9.	JPMorgan Multi-Sector Income Fund, Class R6 Shares	3.0
10.	Vanguard MSCI Emerging Markets ETF	2.8

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	39.5%
International Equity	31.2
Fixed Income	16.4
Alternative Assets	7.3
Money Market	5.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.
^	The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (70%), Barclays Capital U.S. Aggregate Index (20%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	9/30/09
Without Sales Charge		6.82%	12.14%	3.94%	4.76%
With Sales Charge**		2.04	7.09	2.35	3.28
CLASS C SHARES	1/4/10
Without CDSC		6.56	11.60	3.42	4.28
With CDSC***		5.56	10.60	3.42	4.28
INSTITUTIONAL CLASS SHARES	9/30/09	7.10	12.67	4.37	5.19
SELECT CLASS SHARES	9/30/09	7.02	12.50	4.21	5.04

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Growth Fund, the Barclays U.S. Aggregate Index, the MSCI World Index, the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Barclays U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (70%), Barclays U.S. Aggregate Index (20%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 15.6%
	Consumer Discretionary — 2.4%
	Auto Components — 0.0% (g)
3,300	BorgWarner, Inc. (a)	236,346
3,500	Denso Corp., (Japan)	121,885

		358,231

	Automobiles — 0.2%
3,024	Bayerische Motoren Werke AG, (Germany)	294,268
15,500	Suzuki Motor Corp., (Japan)	405,609
20,000	Toyota Motor Corp., (Japan)	933,923

		1,633,800

	Distributors — 0.0% (g)
4,300	Pool Corp.	181,976

	Diversified Consumer Services — 0.0% (g)
2,139	Coinstar, Inc. (a)	111,249
6,768	Grand Canyon Education, Inc. (a)	158,845

		270,094

	Hotels, Restaurants & Leisure — 0.2%
19,780	Accor S.A., (France)	705,493
2,858	BJ’s Restaurants, Inc. (a)	94,028
8,575	Carnival Corp.	315,303
31,000	Genting Singapore plc, (Singapore)	35,615
2,642	Red Robin Gourmet Burgers, Inc. (a)	93,236
2,300	Starbucks Corp.	123,326
8,038	Texas Roadhouse, Inc.	135,038
1,800	Whitbread plc, (United Kingdom)	72,332
3,200	Wyndham Worldwide Corp.	170,272
12,053	Yum! Brands, Inc.	800,319

		2,544,962

	Household Durables — 0.2%
3,302	Harman International Industries, Inc.	147,401
18,751	Lennar Corp., Class A	725,101
4,265	MDC Holdings, Inc.	156,782
16,600	Newell Rubbermaid, Inc.	369,682
2,863	Tempur-Pedic International, Inc. (a)	90,156

		1,489,122

	Internet & Catalog Retail — 0.0% (g)
15,155	Liberty Interactive Corp., Series A (a)	298,250
67,320	Ocado Group plc, (United Kingdom) (a)	96,171

		394,421

	Media — 1.0%
43,060	British Sky Broadcasting Group plc, (United Kingdom)	543,090

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
101,625	Cablevision Systems Corp., Class A	1,518,277
19,865	Cinemark Holdings, Inc.	516,093
16,400	Comcast Corp., Class A	613,032
6,400	Discovery Communications, Inc., Class C (a)	374,400
10,936	E.W. Scripps Co., Class A (a)	118,218
2,800	McGraw-Hill Cos., Inc. (The)	153,076
2,025	Morningstar, Inc.	127,231
6,700	National CineMedia, Inc.	94,671
300	New York Times Co. (The), Class A (a)	2,559
19,950	Omnicom Group, Inc.	996,702
4,200	Scripps Networks Interactive, Inc., Class A	243,264
10,740	SES S.A. Luxembourg), FDR	309,320
73,970	Societe Television Francaise 1, (France)	870,245
1,500	Time Warner Cable, Inc.	145,785
19,200	Time Warner, Inc.	918,336
9,140	Viacom, Inc., Class B	482,044
34,430	Virgin Media, Inc.	1,265,303
30,837	Walt Disney Co. (The)	1,535,374

		10,827,020

	Multiline Retail — 0.1%
51,620	Marks & Spencer Group plc, (United Kingdom)	324,258
22,740	Marks & Spencer Group plc, (United Kingdom), ADR	283,340
1,900	Nordstrom, Inc.	101,650
3,725	Target Corp.	220,408

		929,656

	Specialty Retail — 0.4%
21,172	Bed Bath & Beyond, Inc. (a)	1,183,727
8,865	Chico’s FAS, Inc.	163,648
5,400	GNC Holdings, Inc., Class A	179,712
8,987	Hennes & Mauritz AB, (Sweden), Class B	311,463
7,700	Home Depot, Inc. (The)	476,245
2,892	Monro Muffler Brake, Inc.	101,133
2,050	O’Reilly Automotive, Inc. (a)	183,311
7,300	Sally Beauty Holdings, Inc. (a)	172,061
3,875	Signet Jewelers Ltd., (Bermuda)	206,925
8,800	Tiffany & Co.	504,592
1,700	Tractor Supply Co.	150,212

		3,633,029

	Textiles, Apparel & Luxury Goods — 0.3%
4,350	Adidas AG, (Germany)	388,234
8,900	Burberry Group plc, (United Kingdom)	178,903

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Textiles, Apparel & Luxury Goods — Continued
743,000	China Hongxing Sports Ltd., (China) (a) (i)	69,948
6,118	Cie Financiere Richemont S.A., (Switzerland), Class A	480,236
21,359	Coach, Inc.	1,185,638
17,060	Deckers Outdoor Corp. (a)	687,006
5,100	Hanesbrands, Inc. (a)	182,682
874	LVMH Moet Hennessy Louis Vuitton S.A., (France)	161,303
1,200	NIKE, Inc., Class B	61,920

		3,395,870

	Total Consumer Discretionary	25,658,181

	Consumer Staples — 1.9%
	Beverages — 0.5%
8,200	Anheuser-Busch InBev N.V., (Belgium)	714,093
5,500	Beam, Inc.	335,995
3,650	Carlsberg A/S, (Denmark), Class B	359,585
5,931	Coca-Cola Amatil Ltd., (Australia)	83,350
33,689	Coca-Cola Co. (The)	1,221,226
9,882	Cott Corp., (Canada)	79,353
14,700	Diageo plc, (United Kingdom)	428,162
4,595	Diageo plc, (United Kingdom), ADR	535,685
19,468	PepsiCo, Inc.	1,332,195
4,344	Pernod-Ricard S.A., (France)	503,995

		5,593,639

	Food & Staples Retailing — 0.5%
31,750	Carrefour S.A., (France)	817,477
24,050	Distribuidora Internacional de Alimentacion S.A., (Spain)	153,659
2,768	Fresh Market, Inc. (The) (a)	133,113
25,170	Koninklijke Ahold N.V., (Netherlands)	337,505
41,050	Sysco Corp.	1,299,643
165,710	Tesco plc, (United Kingdom)	912,826
2,379	United Natural Foods, Inc. (a)	127,491
15,225	Wal-Mart Stores, Inc.	1,038,802
800	Whole Foods Market, Inc.	73,064

		4,893,580

	Food Products — 0.6%
18,000	Ajinomoto Co., Inc., (Japan)	238,184
18,182	Danone S.A., (France)	1,197,687
13,750	Danone S.A., (France), ADR	184,112
33,746	General Mills, Inc.	1,363,676
2,300	Hershey Co. (The)	166,106
3,353	Kraft Foods Group, Inc.	152,461

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
18,140	Nestle S.A., (Switzerland)	1,183,517
13,325	Nestle S.A., (Switzerland), ADR	868,390
3,142	Tootsie Roll Industries, Inc.	81,441
1,409	TreeHouse Foods, Inc. (a)	73,451
14,285	Unilever N.V., (Netherlands)	547,115
8,660	Unilever plc, (United Kingdom), ADR	335,315

		6,391,455

	Household Products — 0.2%
2,800	Church & Dwight Co., Inc.	149,996
12,850	Kimberly-Clark Corp.	1,084,926
6,940	Reckitt Benckiser Group plc, (United Kingdom)	440,548

		1,675,470

	Personal Products — 0.1%
4,840	Beiersdorf AG, (Germany)	396,302
2,300	Herbalife Ltd., (Cayman Islands)	75,762
2,225	L’Oreal S.A., (France)	309,592

		781,656

	Tobacco — 0.0% (g)
4,164	Imperial Tobacco Group plc, (United Kingdom)	161,445
3,500	Philip Morris International, Inc.	292,740

		454,185

	Total Consumer Staples	19,789,985

	Energy — 1.9%
	Energy Equipment & Services — 0.6%
24,315	Cameron International Corp. (a)	1,372,825
16,018	Cie Generale de Geophysique-Veritas, (France) (a)	486,728
1,500	Dril-Quip, Inc. (a)	109,575
4,600	Ensco plc, (United Kingdom), Class A	272,688
2,015	Fugro N.V., (Netherlands), CVA	119,566
9,525	Halliburton Co.	330,422
296	Lufkin Industries, Inc.	17,206
14,180	Petroleum Geo-Services ASA, (Norway)	246,979
7,816	Precision Drilling Corp., (Canada)	64,716
36,660	Schlumberger Ltd.	2,540,171
6,726	Seadrill Ltd., (Norway)	247,799
32,590	Trican Well Service Ltd., (Canada)	429,859

		6,238,534

	Oil, Gas & Consumable Fuels — 1.3%
7,000	BG Group plc, (United Kingdom)	116,759
32,180	Cameco Corp., (Canada)	634,590

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
10,400	Cenovus Energy, Inc., (Canada)	348,119
2,200	Chevron Corp.	237,908
24,500	China Shenhua Energy Co., Ltd., (China), Class H	109,743
6,134	Cloud Peak Energy, Inc. (a)	118,570
3,200	Cobalt International Energy, Inc. (a)	78,592
8,049	Comstock Resources, Inc. (a)	121,781
1,800	Concho Resources, Inc. (a)	145,008
11,000	Denbury Resources, Inc. (a)	178,200
19,700	Devon Energy Corp.	1,025,188
53,995	Encana Corp., (Canada)	1,067,013
7,940	Enterprise Products Partners LP	397,635
29,388	Hess Corp.	1,556,388
16,810	Kinder Morgan, Inc.	593,897
13,535	Magellan Midstream Partners LP	584,577
4,100	Noble Energy, Inc.	417,134
4,265	Occidental Petroleum Corp.	326,742
16,900	Pengrowth Energy Corp., (Canada)	84,101
34,920	Petroleo Brasileiro S.A., (Brazil), ADR	673,956
32,571	Phillips 66	1,729,520
4,500	Royal Dutch Shell plc, (Netherlands), ADR	310,275
3,800	Southwestern Energy Co. (a)	126,958
84,490	Talisman Energy, Inc., (Canada)	955,577
4,000	Whiting Petroleum Corp. (a)	173,480
43,036	Williams Cos., Inc. (The)	1,408,999

		13,520,710

	Total Energy	19,759,244

	Financials — 1.8%
	Capital Markets — 0.4%
60,125	Bank of New York Mellon Corp. (The)	1,545,212
1,360	BlackRock, Inc.	281,126
5,800	Carlyle Group LP (The)	150,974
10,700	Charles Schwab Corp. (The)	153,652
3,575	Goldman Sachs Group, Inc. (The)	456,027
2,347	Greenhill & Co., Inc.	122,020
52,153	Invesco Ltd.	1,360,672
4,524	Stifel Financial Corp. (a)	144,632
4,480	Waddell & Reed Financial, Inc., Class A	155,994

		4,370,309

	Commercial Banks — 0.5%
576,426	Bank of China Ltd., (China), Class H	261,053
4,897	Bank of the Ozarks, Inc.	163,903
19,800	Barclays plc, (United Kingdom)	86,011
2,897	BNP Paribas S.A., (France)	164,926

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
35,000	BOC Hong Kong Holdings Ltd., (Hong Kong)	110,102
30,350	Comerica, Inc.	920,819
41,113	DBS Group Holdings Ltd., (Singapore)	504,725
9,310	First Republic Bank	305,182
9,806	Glacier Bancorp, Inc.	144,246
113,264	HSBC Holdings plc, (United Kingdom)	1,200,233
3,020	Iberiabank Corp.	148,342
9,100	ICICI Bank Ltd., (India), ADR	396,851
16,573	Standard Chartered plc, (United Kingdom)	428,905

		4,835,298

	Consumer Finance — 0.1%
15,300	American Express Co.	879,444
1,477	First Cash Financial Services, Inc. (a)	73,289
1,365	Portfolio Recovery Associates, Inc. (a)	145,864

		1,098,597

	Diversified Financial Services — 0.2%
99,949	Bank of America Corp.	1,159,409
6,875	CME Group, Inc.	348,631
1,100	IntercontinentalExchange, Inc. (a)	136,191
11,200	NASDAQ OMX Group, Inc. (The)	280,112

		1,924,343

	Insurance — 0.5%
1,000	ACE Ltd., (Switzerland)	79,800
23,510	Admiral Group plc, (United Kingdom)	447,832
4,600	Aflac, Inc.	244,352
126,800	AIA Group Ltd., (Hong Kong)	502,931
1,400	Alleghany Corp. (a)	469,588
1,400	Aon plc, (United Kingdom)	77,840
9,300	Assured Guaranty Ltd., (Bermuda)	132,339
6,700	Axis Capital Holdings Ltd., (Bermuda)	232,088
16,600	Berkshire Hathaway, Inc., Class B (a)	1,489,020
8,275	Marsh & McLennan Cos., Inc.	285,239
6,400	Progressive Corp. (The)	135,040
5,400	RenaissanceRe Holdings Ltd., (Bermuda)	438,804
12,902	Sampo OYJ, (Finland), Class A	417,840
18,020	Symetra Financial Corp.	233,900
16,925	Willis Group Holdings plc, (United Kingdom)	567,495

		5,754,108

	Real Estate Investment Trusts (REITs) — 0.1%
5,850	American Tower Corp.	452,030
5,611	LaSalle Hotel Properties	142,463

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
9,191	Redwood Trust, Inc.	155,236

		749,729

	Real Estate Management & Development — 0.0% (g)
1,600	Jones Lang LaSalle, Inc.	134,304
3,200	Sun Hung Kai Properties Ltd., (Hong Kong)	48,529
53,400	Swire Properties Ltd., (Hong Kong)	179,852
3,506	Zillow, Inc., Class A (a)	97,291

		459,976

	Thrifts & Mortgage Finance — 0.0% (g)
9,680	Nationstar Mortgage Holdings, Inc. (a)	299,886

	Total Financials	19,492,246

	Health Care — 1.8%
	Biotechnology — 0.3%
2,667	Affymax, Inc. (a)	50,673
3,500	Ariad Pharmaceuticals, Inc. (a)	67,130
20,203	Celgene Corp. (a)	1,590,380
13,825	Gilead Sciences, Inc. (a)	1,015,447
23,000	Seattle Genetics, Inc. (a)	533,600
2,300	Vertex Pharmaceuticals, Inc. (a)	96,462

		3,353,692

	Health Care Equipment & Supplies — 0.3%
2,197	Analogic Corp.	163,237
19,200	Boston Scientific Corp. (a)	110,016
2,709	Cie Generale d’Optique Essilor International S.A., (France)	273,222
18,675	Covidien plc, (Ireland)	1,078,295
8,367	DexCom, Inc. (a)	113,875
21,975	Hologic, Inc. (a)	440,159
12,028	Mindray Medical International Ltd., (China), ADR	393,316
1,328	Sonova Holding AG, (Switzerland) (a)	147,225
4,700	Sysmex Corp., (Japan)	216,429
8,646	Teleflex, Inc.	616,546

		3,552,320

	Health Care Providers & Services — 0.4%
23,200	AmerisourceBergen Corp.	1,001,776
3,300	Catamaran Corp. (a)	155,463
6,650	DaVita HealthCare Partners, Inc. (a)	735,025
7,375	Express Scripts Holding Co. (a)	398,250
32,923	Health Management Associates, Inc., Class A (a)	306,842
19,385	HealthSouth Corp. (a)	409,217

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
5,597	HMS Holdings Corp. (a)	145,074
52,970	Sonic Healthcare Ltd., (Australia)	739,389
3,475	UnitedHealth Group, Inc.	188,484

		4,079,520

	Health Care Technology — 0.1%
1,780	athenahealth, Inc. (a)	130,741
6,475	Cerner Corp. (a)	502,719

		633,460

	Life Sciences Tools & Services — 0.2%
34,072	Agilent Technologies, Inc.	1,394,908
11,550	Lonza Group AG, (Switzerland) (a)	625,850
18,910	QIAGEN N.V., (Netherlands) (a)	343,427

		2,364,185

	Pharmaceuticals — 0.5%
4,275	Allergan, Inc.	392,146
3,855	Bayer AG, (Germany)	367,620
6,020	Bayer AG, (Germany), ADR	577,438
14,550	Bristol-Myers Squibb Co.	474,185
20,350	GlaxoSmithKline plc, (United Kingdom), ADR	884,614
7,150	Johnson & Johnson	501,215
5,326	Novartis AG, (Switzerland)	336,461
4,735	Novo Nordisk A/S, (Denmark), Class B	771,032
440	Roche Holding AG, (Switzerland)	88,960
3,500	Salix Pharmaceuticals Ltd. (a)	141,680
3,500	Santen Pharmaceutical Co., Ltd., (Japan)	134,445
9,855	Valeant Pharmaceuticals International, Inc., (Canada) (a)	589,033

		5,258,829

	Total Health Care	19,242,006

	Industrials — 2.3%
	Aerospace & Defense — 0.3%
21,299	Boeing Co. (The)	1,605,093
18,950	CAE, Inc., (Canada)	191,843
2,500	Rockwell Collins, Inc.	145,425
19,070	Spirit Aerosystems Holdings, Inc., Class A (a)	323,618
1,150	TransDigm Group, Inc.	156,814
4,900	United Technologies Corp.	401,849

		2,824,642

	Air Freight & Logistics — 0.1%
22,500	Expeditors International of Washington, Inc.	889,875

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Air Freight & Logistics — Continued
450	FedEx Corp.	41,274

		931,149

	Airlines — 0.1%
31,030	Ryanair Holdings plc, (Ireland), ADR	1,063,708

	Building Products — 0.1%
5,418	Assa Abloy AB, (Sweden), Class B	203,948
49,974	Fortune Brands Home & Security, Inc. (a)	1,460,241

		1,664,189

	Commercial Services & Supplies — 0.2%
20,075	Cintas Corp.	821,067
4,400	Clean Harbors, Inc. (a)	242,044
5,280	Edenred, (France)	163,302
7,322	Iron Mountain, Inc.	227,348
3,800	Republic Services, Inc.	111,454
1,400	Stericycle, Inc. (a)	130,578

		1,695,793

	Construction & Engineering — 0.0% (g)
1,709	Chicago Bridge & Iron Co. N.V., (Netherlands)	79,212
5,000	JGC Corp., (Japan)	155,808
5,400	URS Corp.	212,004

		447,024

	Electrical Equipment — 0.2%
4,400	AMETEK, Inc.	165,308
8,775	Eaton Corp. plc, (Ireland)	475,605
2,500	Emerson Electric Co.	132,400
1,912	Franklin Electric Co., Inc.	118,869
6,080	Nexans S.A., (France)	272,081
9,610	Prysmian S.p.A., (Italy)	191,825
5,676	Schneider Electric S.A., (France)	415,714

		1,771,802

	Industrial Conglomerates — 0.2%
17,225	3M Co.	1,599,341
3,850	Danaher Corp.	215,215
8,400	General Electric Co.	176,316
3,520	Siemens AG, (Germany)	384,914

		2,375,786

	Machinery — 0.6%
1,414	Andritz AG, (Austria)	90,862
3,050	Caterpillar, Inc.	273,219
4,469	Colfax Corp. (a)	180,324
4,100	FANUC Corp., (Japan)	762,803

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
1,500	Gardner Denver, Inc.	102,750
2,100	IDEX Corp.	97,713
20,375	Illinois Tool Works, Inc.	1,239,004
16,575	Ingersoll-Rand plc, (Ireland)	794,937
2,200	Nordson Corp.	138,864
14,025	PACCAR, Inc.	634,070
2,100	Pall Corp.	126,546
2,100	SMC Corp., (Japan)	381,474
1,850	Stanley Black & Decker, Inc.	136,844
4,723	Titan International, Inc.	102,584
3,200	WABCO Holdings, Inc. (a)	208,608
740	Wabtec Corp.	64,780
6,880	Westport Innovations, Inc., (Canada) (a)	183,765
49,946	Xylem, Inc.	1,353,537

		6,872,684

	Marine — 0.1%
3,050	D/S Norden A/S, (Denmark)	88,424
10,860	Diana Shipping, Inc., (Greece) (a)	79,278
66,400	Mitsui OSK Lines Ltd., (Japan)	197,802
81,000	Nippon Yusen KK, (Japan)	190,660
179,000	Pacific Basin Shipping Ltd., (Hong Kong)	102,069

		658,233

	Professional Services — 0.2%
6,800	Adecco S.A., (Switzerland) (a)	360,116
3,652	Advisory Board Co. (The) (a)	170,877
3,173	Corporate Executive Board Co. (The)	150,591
1,850	IHS, Inc., Class A (a)	177,600
23,200	Nielsen Holdings N.V. (a)	709,688
9,670	Randstad Holding N.V., (Netherlands)	358,922

		1,927,794

	Road & Rail — 0.1%
900	Canadian Pacific Railway Ltd., (Canada)	91,458
2,600	Kansas City Southern	217,048
809	Landstar System, Inc.	42,440
2,875	Norfolk Southern Corp.	177,790
1,000	Union Pacific Corp.	125,720

		654,456

	Trading Companies & Distributors — 0.1%
23,135	Air Lease Corp. (a)	497,402
1,970	Brenntag AG, (Germany)	259,538
2,300	Mitsubishi Corp., (Japan)	44,282
550	W.W. Grainger, Inc.	111,304

		912,526

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Transportation Infrastructure — 0.0% (g)
23,020	Groupe Eurotunnel S.A., (France)	178,882

	Total Industrials	23,978,668

	Information Technology — 2.2%
	Communications Equipment — 0.2%
7,074	Acme Packet, Inc. (a)	156,477
6,369	Aruba Networks, Inc. (a)	132,157
8,903	Ixia (a)	151,173
3,698	NETGEAR, Inc. (a)	145,775
17,976	QUALCOMM, Inc.	1,114,871

		1,700,453

	Computers & Peripherals — 0.2%
3,266	Apple, Inc.	1,740,876
2,656	Gemalto N.V., (Netherlands)	239,743

		1,980,619

	Electronic Equipment, Instruments & Components — 0.3%
6,765	Avnet, Inc. (a)	207,077
6,600	Hamamatsu Photonics KK, (Japan)	239,968
61,000	Hitachi Ltd., (Japan)	358,955
12,675	Jabil Circuit, Inc.	244,501
1,980	Keyence Corp., (Japan)	549,103
4,700	Murata Manufacturing Co., Ltd., (Japan)	277,259
3,900	National Instruments Corp.	100,659
41,600	Premier Farnell plc, (United Kingdom)	132,522
36,925	TE Connectivity Ltd., (Switzerland)	1,370,656
2,000	Trimble Navigation Ltd. (a)	119,560

		3,600,260

	Internet Software & Services — 0.1%
1,300	Google, Inc., Class A (a)	922,181
11,000	Tencent Holdings Ltd., (China)	360,764

		1,282,945

	IT Services — 0.6%
19,575	Accenture plc, (Ireland), Class A	1,301,737
2,100	Alliance Data Systems Corp. (a)	303,996
36,450	Amdocs Ltd.	1,238,936
14,150	Automatic Data Processing, Inc.	806,692
10,130	Cap Gemini S.A., (France)	442,959
1,500	FleetCor Technologies, Inc. (a)	80,475
5,800	Gartner, Inc. (a)	266,916
13,050	Genpact Ltd.	202,275
2,800	Global Payments, Inc.	126,840
2,700	International Business Machines Corp.	517,185
7,500	Jack Henry & Associates, Inc.	294,450

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
8,200	NeuStar, Inc., Class A (a)	343,826
1,700	Teradata Corp. (a)	105,213
7,500	Vantiv, Inc., Class A (a)	153,150
2,500	VeriFone Systems, Inc. (a)	74,200
1,000	Visa, Inc., Class A	151,580

		6,410,430

	Office Electronics — 0.0% (g)
28,435	Xerox Corp.	193,927

	Semiconductors & Semiconductor Equipment — 0.4%
5,000	Altera Corp.	172,200
6,015	ASML Holding N.V., (Netherlands)	386,466
46,885	Atmel Corp. (a)	307,097
11,000	Broadcom Corp., Class A (a)	365,310
2,549	Cavium, Inc. (a)	79,554
4,700	KLA-Tencor Corp.	224,472
3,700	Maxim Integrated Products, Inc.	108,780
80,510	NVIDIA Corp.	989,468
2,150	Power Integrations, Inc.	72,261
993	Samsung Electronics Co., Ltd., (South Korea), GDR	404,411
27,100	Sumco Corp., (Japan) (a)	266,567
11,500	Tokyo Electron Ltd., (Japan)	530,395

		3,906,981

	Software — 0.4%
1,500	ANSYS, Inc. (a)	101,010
2,700	Check Point Software Technologies Ltd., (Israel) (a)	128,628
2,300	Citrix Systems, Inc. (a)	151,225
2,078	CommVault Systems, Inc. (a)	144,857
36,620	Compuware Corp. (a)	398,059
3,500	Informatica Corp. (a)	106,120
3,400	MICROS Systems, Inc. (a)	144,296
34,100	Microsoft Corp.	911,493
65,025	Oracle Corp.	2,166,633
1,900	Red Hat, Inc. (a)	100,624
1,452	SAP AG, (Germany)	116,759
3,200	Solera Holdings, Inc.	171,104
4,800	Trend Micro, Inc., (Japan)	145,033

		4,785,841

	Total Information Technology	23,861,456

	Materials — 0.9%
	Chemicals — 0.4%
2,508	Air Liquide S.A., (France)	316,855
2,625	Air Products & Chemicals, Inc.	220,552

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Chemicals — Continued
2,200	Airgas, Inc.	200,838
2,500	Dow Chemical Co. (The)	80,800
5,500	Ecolab, Inc.	395,450
15,645	Johnson Matthey plc, (United Kingdom)	614,584
1,720	Koninklijke DSM N.V., (Netherlands)	104,827
1,148	Linde AG, (Germany)	200,841
13,000	Monsanto Co.	1,230,450
3,475	Mosaic Co. (The)	196,789
3,000	Shin-Etsu Chemical Co., Ltd., (Japan)	183,090
2,206	Syngenta AG, (Switzerland)	891,194

		4,636,270

	Construction Materials — 0.1%
27,720	CRH plc, (Ireland)	572,667
6,000	Holcim Ltd., (Switzerland) (a)	441,931

		1,014,598

	Containers & Packaging — 0.2%
15,000	Crown Holdings, Inc. (a)	552,150
58,662	Sealed Air Corp.	1,027,172

		1,579,322

	Metals & Mining — 0.2%
4,100	Allegheny Technologies, Inc.	124,476
333,370	Alumina Ltd., (Australia)	319,948
4,800	Barrick Gold Corp., (Canada)	168,027
6,166	BHP Billiton Ltd., (Australia)	240,723
1,925	Inmet Mining Corp., (Canada)	143,228
3,490	Newcrest Mining Ltd., (Australia)	81,641
36,200	Norsk Hydro ASA, (Norway)	183,734
1,800	Nucor Corp.	77,724
1,900	Reliance Steel & Aluminum Co.	117,990
5,800	Rio Tinto plc, (United Kingdom)	338,289
3,280	Umicore S.A., (Belgium)	181,623

		1,977,403

	Total Materials	9,207,593

	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.1%
1,409	Oi S.A., (Brazil), ADR	6,059
81,000	Singapore Telecommunications Ltd., (Singapore)	220,130
181	Swisscom AG, (Switzerland)	78,430
40,360	Telenor ASA, (Norway)	821,803
1,300	TELUS Corp. (Non-Voting), (Canada)	84,532

		1,210,954

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.1%
7,800	SBA Communications Corp., Class A (a)	553,956
13,500	Softbank Corp., (Japan)	494,657

		1,048,613

	Total Telecommunication Services	2,259,567

	Utilities — 0.2%
	Gas Utilities — 0.1%
98,560	Hong Kong & China Gas Co., Ltd., (Hong Kong)	270,795
3,120	Northwest Natural Gas Co.	137,904
22,210	Questar Corp.	438,869

		847,568

	Multi-Utilities — 0.0% (g)
22,400	National Grid plc, (United Kingdom)	256,915

	Water Utilities — 0.1%
14,780	American Water Works Co., Inc.	548,782

	Total Utilities	1,653,265

	Total Common Stocks (Cost $141,385,853)	164,902,211

Preferred Stock — 0.0% (g)
	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
38,745	Oi S.A., (Brazil), ADR (Cost $191,501)	155,367

Investment Companies — 75.8%
	Alternative Assets — 9.6%
2,087,140	Eaton Vance Global Macro Absolute Return Fund, Class I	20,516,589
515,304	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares (a) (b)	7,219,415
2,761,054	Invesco Balanced-Risk Allocation Fund, Class Y	34,596,002
1,222,890	JPMorgan Realty Income Fund, Class R5 Shares (b)	14,234,440
1,471,455	PIMCO CommoditiesPLUS Strategy Fund, Institutional Class Shares	16,083,004
57,100	SPDR Gold Shares (a)	9,250,771

	Total Alternative Assets	101,900,221

	Fixed Income — 29.2%
8,714,136	JPMorgan Core Bond Fund, Class R6 Shares (b)	105,179,619
6,979,657	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	59,396,879
1,772,104	JPMorgan Floating Rate Income Fund, Select Class Shares (b)	17,703,319

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — Continued
	Fixed Income — Continued
2,591,530	JPMorgan High Yield Fund, Class R6 Shares (b)	21,069,138
3,732,962	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	40,353,321
4,178,947	JPMorgan Multi-Sector Income Fund, Class R6 Shares (b)	42,708,834
1,873,423	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares (b)	22,181,332

	Total Fixed Income	308,592,442

	International Equity — 15.1%
422,091	Artisan International Value Fund	12,823,116
1,253,400	iShares MSCI EAFE Index Fund	71,218,188
1,044,179	JPMorgan International Value Fund, Class R6 Shares (b)	13,490,787
772,386	Matthews Pacific Tiger Fund	18,853,936
431,300	Vanguard MSCI Emerging Markets ETF	19,205,790
490,300	Vanguard MSCI European ETF	23,946,252

	Total International Equity	159,538,069

	Money Market — 6.4%
67,994,659	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l)	67,994,659

	U.S. Equity — 15.5%
178,700	iShares Core S&P Mid Cap ETF	18,173,790
1,635,645	JPMorgan Large Cap Growth Fund, Class R6 Shares (b)	39,402,682
1,543,955	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	34,244,931
1,230,105	JPMorgan Value Advantage Fund, Institutional Class Shares (b)	26,164,340
323,400	SPDR S&P 500 ETF Trust	46,090,967

	Total U.S. Equity	164,076,710

	Total Investment Companies (Cost $767,091,411)	802,102,101

PRINCIPAL AMOUNT($)
Corporate Bonds — 3.3%
	Consumer Discretionary — 1.0%
	Auto Components — 0.1%
300,000	Dana Holding Corp., 6.750%, 02/15/21	322,500
200,000	Goodyear Tire & Rubber Co. (The), 8.250%, 08/15/20	219,500
175,000	Tenneco, Inc., 6.875%, 12/15/20	190,531

		732,531

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Broadcasting & Cable TV — 0.1%
	Cequel Communications Holdings I LLC/Cequel Capital Corp.,
150,000	6.375%, 09/15/20 (e)	156,187
36,000	8.625%, 11/15/17 (e) (m)	38,520
100,000	UPCB Finance V Ltd., (Cayman Islands), 7.250%, 11/15/21 (e)	110,125
150,000	UPCB Finance VI Ltd., (Cayman Islands), 6.875%, 01/15/22 (e)	162,000
225,000	Videotron Ltd., (Canada), 5.000%, 07/15/22	235,969

		702,801

	Hotels, Restaurants & Leisure — 0.3%
275,000	Ameristar Casinos, Inc., 7.500%, 04/15/21	298,031
250,000	Boyd Gaming Corp., 9.125%, 12/01/18	255,000
200,000	Host Hotels & Resorts LP, 4.750%, 03/01/23	212,000
200,000	Isle of Capri Casinos, Inc., 8.875%, 06/15/20	218,000
1,250,000	MGM Resorts International, 13.000%, 11/15/13	1,382,813
300,000	Pinnacle Entertainment, Inc., 8.750%, 05/15/20	324,000
300,000	Vail Resorts, Inc., 6.500%, 05/01/19	322,875

		3,012,719

	Media — 0.3%
200,000	Allbritton Communications Co., 8.000%, 05/15/18	217,000
100,000	Cablevision Systems Corp., 8.000%, 04/15/20 (m)	112,625
	CCO Holdings LLC/CCO Holdings Capital Corp.,
200,000	6.500%, 04/30/21 (m)	215,750
150,000	6.625%, 01/31/22 (m)	163,875
225,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	226,688
200,000	CSC Holdings LLC, 6.750%, 11/15/21 (e) (m)	221,750
300,000	Cumulus Media Holdings, Inc., 7.750%, 05/01/19	294,750
	DISH DBS Corp.,
75,000	5.875%, 07/15/22	80,625
300,000	6.750%, 06/01/21 (m)	342,000
250,000	Griffey Intermediate, Inc./Griffey Finance Sub LLC, 7.000%, 10/15/20 (e)	255,625
375,000	Lamar Media Corp., 5.875%, 02/01/22	406,875

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Media — Continued
250,000	Production Resource Group, Inc., 8.875%, 05/01/19 (i)	182,500
100,000	Sirius XM Radio, Inc., 5.250%, 08/15/22 (e)	101,000
200,000	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, (Germany), 5.500%, 01/15/23 (e) (m)	206,500
250,000	Valassis Communications, Inc., 6.625%, 02/01/21	265,000
275,000	XM Satellite Radio, Inc., 7.625%, 11/01/18 (e)	306,625

		3,599,188

	Specialty Retail — 0.1%
250,000	AutoNation, Inc., 5.500%, 02/01/20	268,437
150,000	Jo-Ann Stores, Inc., 8.125%, 03/15/19 (e)	152,625
250,000	Limited Brands, Inc., 5.625%, 02/15/22	271,875
225,000	Michael’s Stores, Inc., 7.750%, 11/01/18	246,938
300,000	Sally Holdings LLC/Sally Capital, Inc., 5.750%, 06/01/22	325,500
200,000	Susser Holdings LLC/Susser Finance Corp., 8.500%, 05/15/16	212,500

		1,477,875

	Textiles, Apparel & Luxury Goods — 0.1%
225,000	Hanesbrands, Inc., 6.375%, 12/15/20 (m)	247,500
200,000	Levi Strauss & Co., 6.875%, 05/01/22	214,500
250,000	Polymer Group, Inc., 7.750%, 02/01/19	268,125

		730,125

	Total Consumer Discretionary	10,255,239

	Consumer Staples — 0.2%
	Beverages — 0.0% (g)
200,000	Constellation Brands, Inc., 4.625%, 03/01/23	209,000
150,000	Cott Beverages, Inc., 8.125%, 09/01/18	165,750

		374,750

	Food & Staples Retailing — 0.1%
300,000	Ingles Markets, Inc., 8.875%, 05/15/17	319,875
350,000	Stater Bros Holdings, Inc., 7.375%, 11/15/18	378,000
150,000	U.S. Foods, Inc., 8.500%, 06/30/19 (e)	153,000

		850,875

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food Products — 0.1%
300,000	Michael Foods Group, Inc., 9.750%, 07/15/18	331,500
	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
100,000	8.250%, 09/01/17	106,500
226,000	9.250%, 04/01/15	229,390

		667,390

	Personal Products — 0.0% (g)
200,000	NBTY, Inc., 9.000%, 10/01/18	226,000

	Total Consumer Staples	2,119,015

	Energy — 0.5%
	Energy Equipment & Services — 0.2%
250,000	Bristow Group, Inc., 6.250%, 10/15/22	267,500
300,000	Cie Generale de Geophysique-Veritas, (France), 7.750%, 05/15/17	312,000
130,000	FTS International Services LLC/FTS International Bonds, Inc., 8.125%, 11/15/18 (e)	134,225
250,000	Precision Drilling Corp., (Canada), 6.625%, 11/15/20	268,750
	SESI LLC,
225,000	6.375%, 05/01/19	240,750
100,000	7.125%, 12/15/21	111,250
300,000	Unit Corp., 6.625%, 05/15/21	307,875

		1,642,350

	Oil, Gas & Consumable Fuels — 0.3%
150,000	Chaparral Energy, Inc., 8.250%, 09/01/21	162,750
150,000	Chesapeake Energy Corp., 6.775%, 03/15/19 (m)	150,187
200,000	Continental Resources, Inc., 5.000%, 09/15/22 (m)	215,500
300,000	Copano Energy LLC/Copano Energy Finance Corp., 7.125%, 04/01/21	322,125
225,000	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21	222,750
300,000	Linn Energy LLC/Linn Energy Finance Corp., 6.500%, 05/15/19	303,000
250,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.500%, 02/15/23	271,250
300,000	Oasis Petroleum, Inc., 7.250%, 02/01/19	322,500
200,000	PetroBakken Energy Ltd., (Canada), 8.625%, 02/01/20 (e)	203,000
250,000	Plains Exploration & Production Co., 6.750%, 02/01/22	280,625

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
225,000	QEP Resources, Inc., 5.250%, 05/01/23	240,750
225,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 07/15/21	246,375

		2,940,812

	Total Energy	4,583,162

	Financials — 0.1%
	Commercial Banks — 0.1%
	CIT Group, Inc.,
250,000	5.000%, 08/15/22	266,579
100,000	5.500%, 02/15/19 (e) (m)	109,000

		375,579

	Consumer Finance — 0.0% (g)
200,000	Ally Financial, Inc., 6.750%, 12/01/14 (m)	216,000

	Real Estate Investment Trusts (REITs) — 0.0% (g)
250,000	Felcor Lodging LP, 6.750%, 06/01/19	265,625

	Real Estate Management & Development — 0.0% (g)
225,000	MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 05/01/21	244,125
100,000	Toys R Us Property Co. II LLC, 8.500%, 12/01/17	106,000

		350,125

	Total Financials	1,207,329

	Health Care — 0.3%
	Health Care Providers & Services — 0.2%
300,000	DaVita HealthCare Partners, Inc., 6.625%, 11/01/20 (m)	326,250
300,000	Fresenius Medical Care U.S. Finance II, Inc., 5.875%, 01/31/22 (e) (m)	325,500
350,000	HCA Holdings, Inc., 7.750%, 05/15/21 (m)	379,750
100,000	HCA, Inc., 5.875%, 03/15/22	108,750
250,000	LifePoint Hospitals, Inc., 6.625%, 10/01/20	270,000
200,000	MultiPlan, Inc., 9.875%, 09/01/18 (e)	223,000
	Tenet Healthcare Corp.,
200,000	6.250%, 11/01/18	219,500
100,000	8.000%, 08/01/20	107,688
200,000	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.000%, 02/01/18 (m)	207,000

		2,167,438

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.0% (g)
300,000	MedAssets, Inc., 8.000%, 11/15/18	325,500

	Pharmaceuticals — 0.1%
325,000	Valeant Pharmaceuticals International, 6.750%, 10/01/17 (e) (m)	351,000

	Total Health Care	2,843,938

	Industrials — 0.4%
	Aerospace & Defense — 0.0% (g)
225,000	Spirit Aerosystems, Inc., 7.500%, 10/01/17	240,750
275,000	TransDigm, Inc., 5.500%, 10/15/20 (e) (m)	286,000

		526,750

	Commercial Services & Supplies — 0.2%
300,000	ARAMARK Holdings Corp., PIK, 8.625%, 05/01/16 (e)	307,128
250,000	Clean Harbors, Inc., 5.250%, 08/01/20	260,625
350,000	Geo Group, Inc. (The), 6.625%, 02/15/21	388,500
225,000	Iron Mountain, Inc., 8.000%, 06/15/20	237,937
425,000	West Corp., 7.875%, 01/15/19	439,875

		1,634,065

	Construction & Engineering 0.00 (g)
	United Rentals North America, Inc.,
100,000	5.750%, 07/15/18 (e) (m)	107,750
150,000	8.250%, 02/01/21	169,125

		276,875

	Industrial Conglomerates — 0.0% (g)
100,000	RBS Global, Inc./Rexnord LLC, 8.500%, 05/01/18	108,375

	Machinery — 0.0% (g)
200,000	Allison Transmission, Inc., 7.125%, 05/15/19 (e)	213,500

	Professional Services — 0.1%
	FTI Consulting, Inc.,
250,000	6.000%, 11/15/22 (e)	258,750
300,000	6.750%, 10/01/20	320,250

		579,000

	Road & Rail — 0.1%
225,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.250%, 01/15/19	248,625
100,000	HDTFS, Inc., 6.250%, 10/15/22 (e)	106,500
200,000	Hertz Corp. (The), 6.750%, 04/15/19	218,250

		573,375

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Trading Companies & Distributors — 0.0% (g)
295,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.500%, 10/01/18	317,863

	Total Industrials	4,229,803

	Information Technology — 0.2%
	Communications Equipment — 0.0% (g)
350,000	CommScope, Inc., 8.250%, 01/15/19 (e)	383,250

	Internet Software & Services — 0.0% (g)
275,000	Equinix, Inc., 7.000%, 07/15/21	305,250

	IT Services — 0.1%
375,000	SunGard Data Systems, Inc., 7.625%, 11/15/20	409,688

	Semiconductors & Semiconductor Equipment — 0.0% (g)
300,000	Sensata Technologies B.V., (Netherlands), 6.500%, 05/15/19 (e)	319,500

	Software — 0.1%
250,000	Infor U.S., Inc., 9.375%, 04/01/19	280,625
250,000	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	261,250

		541,875

	Total Information Technology	1,959,563

	Materials — 0.1%
	Chemicals — 0.0% (g)
82,000	Huntsman International LLC, 5.500%, 06/30/16	82,102
225,000	Rockwood Specialties Group, Inc., 4.625%, 10/15/20	232,875

		314,977

	Containers & Packaging — 0.1%
220,000	Ardagh Packaging Finance plc, (Ireland), 9.125%, 10/15/20 (e)	239,800
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
150,000	5.750%, 10/15/20 (e) (m)	154,875
150,000	8.500%, 05/15/18 (m)	153,750
100,000	9.000%, 04/15/19	104,000
100,000	9.875%, 08/15/19	107,000

		759,425

	Metals & Mining — 0.0% (g)
250,000	FMG Resources August 2006 Pty Ltd., (Australia), 7.000%, 11/01/15 (e) (m)	262,500

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
200,000	JMC Steel Group, Inc., 8.250%, 03/15/18 (e)	209,000

		471,500

	Total Materials	1,545,902

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.3%
300,000	CenturyLink, Inc., 6.450%, 06/15/21 (m)	331,500
275,000	Frontier Communications Corp., 8.500%, 04/15/20 (m)	316,250
300,000	GCI, Inc., 6.750%, 06/01/21	294,000
	Hughes Satellite Systems Corp.,
175,000	6.500%, 06/15/19 (m)	192,938
175,000	7.625%, 06/15/21	199,062
250,000	Intelsat Jackson Holdings S.A., (Luxembourg), 7.500%, 04/01/21 (m)	275,625
	Intelsat Luxembourg S.A., (Luxembourg),
200,000	11.250%, 02/04/17	211,500
115,000	PIK, 12.500%, 02/04/17 (m)	122,187
	Level 3 Financing, Inc.,
100,000	7.000%, 06/01/20 (e) (m)	104,500
150,000	8.125%, 07/01/19 (m)	163,500
250,000	PAETEC Holding Corp., 9.875%, 12/01/18	286,250
150,000	tw telecom holdings, inc., 5.375%, 10/01/22 (e)	157,125
	Virgin Media Finance plc, (United Kingdom),
200,000	4.875%, 02/15/22	204,500
151,000	8.375%, 10/15/19 (m)	171,385
220,000	Windstream Corp., 7.750%, 10/15/20 (m)	237,600
200,000	Zayo Group LLC/Zayo Capital, Inc., 8.125%, 01/01/20	222,500

		3,490,422

	Wireless Telecommunication Services — 0.1%
300,000	Crown Castle International Corp., 5.250%, 01/15/23 (e) (m)	321,000
150,000	SBA Communications Corp., 5.625%, 10/01/19 (e)	157,500
150,000	SBA Telecommunications, Inc., 5.750%, 07/15/20 (e)	159,375
	Sprint Nextel Corp.,
150,000	6.000%, 12/01/16 (m)	163,125
150,000	7.000%, 03/01/20 (e) (m)	174,375

		975,375

	Total Telecommunication Services	4,465,797

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Utilities — 0.1%
	Gas Utilities — 0.0% (g)
250,000	AmeriGas Partners LP/AmeriGas Finance Corp., 6.250%, 08/20/19	267,500

	Independent Power Producers & Energy Traders — 0.1%
360,000	Calpine Corp., 7.500%, 02/15/21 (e) (m)	397,800
100,000	GenOn Americas Generation LLC, 8.500%, 10/01/21	114,000
	NRG Energy, Inc.,
150,000	7.875%, 05/15/21	166,500
100,000	8.250%, 09/01/20 (m)	112,000

		790,300

	Multi-Utilities — 0.0% (g)
225,000	AES Corp., 7.375%, 07/01/21 (m)	249,750

	Total Utilities	1,307,550

	Total Corporate Bonds (Cost $32,895,825)	34,517,298

Structured Notes — 5.3%
	Fixed Income — 1.6%
17,000,000	Goldman Sachs Group, Inc., (The) Currency-Linked Medium-Term Notes, Series D, Linked to the Performance of the Mexican Peso against the U.S. Dollar, 12/04/13 (a)	17,287,244

	U.S. Equity — 1.5%
16,000,000	Credit Suisse, Return Enhanced Notes, Linked to the S&P 500® Index, maximum return of 21.500% due 01/13/14 (a)	15,884,800

	International Equity — 2.2%
11,000,000	BNP Paribas, Contingent Buffered Market Plus Notes, Linked to the Performance of the EURO STOXX 50 Index, 10/08/13 (a)	11,293,700
10,700,000	BNP Paribas, Return Notes, Linked to the Performance of the MSCI Daily Total Return Net World Index, 101% of the index, 06/14/13 (a)	12,195,860

		23,489,560

	Total Structured Notes (Cost $54,700,000)	56,661,604

Loan Participations & Assignments — 0.2%
	Consumer Discretionary — 0.0% (g)
	Hotels, Restaurants & Leisure — 0.0% (g)
200,000	BJ’s Wholesale Club, 1st Lien New Replacement Loan, VAR, 5.750%, 09/26/19	202,362

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — 0.0% (g)
298,500	WideOpenWest Finance LLC, Term Loan, VAR, 6.250%, 07/17/18	301,554

	Total Consumer Discretionary	503,916

	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
150,000	Chesapeake Energy Corp., Term Loan B, 5.750%, 12/02/17	150,038

	Financials — 0.1%
	Capital Markets — 0.1%
248,750	AlixPartners LLC, 1st Lien Initial Term Loan B-2, VAR, 6.500%, 06/28/19	251,548
	Nuveen Investments, Extended First Lien Term Loan,
13,482	VAR, 5.812%, 05/13/17	13,532
100,536	VAR, 5.813%, 05/13/17	100,913
135,982	VAR, 5.862%, 05/13/17	136,493

		502,486

	Insurance — 0.0% (g)
178,344	Asurion LLC, 2nd Lien Term Loan, VAR, 7.500%, 05/24/19	183,323

	Total Financials	685,809

	Industrials — 0.1%
	Aerospace & Defense — 0.0% (g)
200,000	Silver II Borrower S.C.A., Initial Term Loan, VAR, 5.000%, 12/13/19 ^	201,750

	Commercial Services & Supplies — 0.1%
250,000	ADS Waste Holdings, Term Loan, VAR, 5.250%, 10/09/19	252,813
250,000	Brickman Group, Tranche B-1 Term Loan, VAR, 5.500%, 10/14/16	252,917

		505,730

	Total Industrials	707,480

	Materials — 0.0% (g)
	Metals & Mining — 0.0% (g)
249,375	FMG Resources August 2006, Term Loan, VAR, 5.250%, 10/18/17	251,245

	Total Loan Participations & Assignments (Cost 2,252,263)	2,298,488

	Total Investments — 100.2% (Cost $998,516,853)	1,060,637,069
	Liabilities in Excess of Other Assets — (0.2)%	(1,608,822)

	NET ASSETS — 100.0%	$1,059,028,247

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 19.0%
	Consumer Discretionary — 3.0%
	Auto Components — 0.0% (g)
2,550	BorgWarner, Inc. (a)	182,631
3,700	Denso Corp., (Japan)	128,850

		311,481

	Automobiles — 0.2%
3,697	Bayerische Motoren Werke AG, (Germany)	359,759
16,000	Suzuki Motor Corp., (Japan)	418,693
21,500	Toyota Motor Corp., (Japan)	1,003,967

		1,782,419

	Distributors — 0.0% (g)
3,200	Pool Corp.	135,424

	Diversified Consumer Services — 0.1%
3,217	Coinstar, Inc. (a)	167,316
10,179	Grand Canyon Education, Inc. (a)	238,901

		406,217

	Hotels, Restaurants & Leisure — 0.4%
21,030	Accor S.A., (France)	750,077
4,298	BJ’S Restaurants, Inc. (a)	141,404
6,725	Carnival Corp.	247,278
81,000	Genting Singapore plc, (Singapore)	93,058
3,973	Red Robin Gourmet Burgers, Inc. (a)	140,207
3,900	Starbucks Corp.	209,118
12,092	Texas Roadhouse, Inc.	203,146
1,400	Whitbread plc, (United Kingdom)	56,258
2,400	Wyndham Worldwide Corp.	127,704
12,902	Yum! Brands, Inc.	856,693

		2,824,943

	Household Durables — 0.2%
4,965	Harman International Industries, Inc.	221,638
20,062	Lennar Corp., Class A	775,797
6,414	MDC Holdings, Inc.	235,779
16,500	Newell Rubbermaid, Inc.	367,455
4,305	Tempur-Pedic International, Inc. (a)	135,564

		1,736,233

	Internet & Catalog Retail — 0.0% (g)
79,210	Ocado Group plc, (United Kingdom) (a)	113,156

	Media — 1.2%
41,310	British Sky Broadcasting Group plc, (United Kingdom)	521,019
108,781	Cablevision Systems Corp., Class A	1,625,188
12,800	Comcast Corp., Class A	478,464
4,800	Discovery Communications, Inc., Class C (a)	280,800

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
16,473	E.W. Scripps Co., Class A (a)	178,073
2,200	McGraw-Hill Cos., Inc. (The)	120,274
3,045	Morningstar, Inc.	191,317
5,100	National CineMedia, Inc.	72,063
200	New York Times Co. (The), Class A (a)	1,706
21,200	Omnicom Group, Inc.	1,059,152
3,800	Scripps Networks Interactive, Inc., Class A	220,096
11,264	SES S.A. (Luxembourg), FDR	324,411
44,750	Societe Television Francaise 1, (France)	526,476
1,450	Time Warner Cable, Inc.	140,926
20,500	Time Warner, Inc.	980,515
30,370	Virgin Media, Inc.	1,116,098
32,027	Walt Disney Co. (The)	1,594,624

		9,431,202

	Multiline Retail — 0.1%
50,050	Marks & Spencer Group plc, (United Kingdom)	314,395
1,450	Nordstrom, Inc.	77,575
3,975	Target Corp.	235,201

		627,171

	Specialty Retail — 0.4%
16,933	Bed Bath & Beyond, Inc. (a)	946,724
13,334	Chico’s FAS, Inc.	246,146
4,100	GNC Holdings, Inc., Class A	136,448
8,942	Hennes & Mauritz AB, (Sweden), Class B	309,903
6,100	Home Depot, Inc. (The)	377,285
4,349	Monro Muffler Brake, Inc.	152,085
1,550	O’Reilly Automotive, Inc. (a)	138,601
5,500	Sally Beauty Holdings, Inc. (a)	129,635
4,200	Signet Jewelers Ltd., (Bermuda)	224,280
8,850	Tiffany & Co.	507,459
1,300	Tractor Supply Co.	114,868

		3,283,434

	Textiles, Apparel & Luxury Goods — 0.4%
3,770	Adidas AG, (Germany)	336,469
8,620	Burberry Group plc, (United Kingdom)	173,275
755,000	China Hongxing Sports Ltd., (China) (a) (i)	71,078
5,561	Cie Financiere Richemont S.A., (Switzerland), Class A	436,514
21,701	Coach, Inc.	1,204,622
17,578	Deckers Outdoor Corp. (a)	707,866
3,900	Hanesbrands, Inc. (a)	139,698
1,179	LVMH Moet Hennessy Louis Vuitton S.A., (France)	217,593

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Textiles, Apparel & Luxury Goods — Continued
4,200	NIKE, Inc., Class B	216,720

		3,503,835

	Total Consumer Discretionary	24,155,515

	Consumer Staples — 2.4%
	Beverages — 0.7%
7,800	Anheuser-Busch InBev N.V., (Belgium)	679,259
5,900	Beam, Inc.	360,431
3,700	Carlsberg A/S, (Denmark), Class B	364,511
14,091	Coca-Cola Amatil Ltd., (Australia)	198,026
36,044	Coca-Cola Co. (The)	1,306,595
14,862	Cott Corp., (Canada)	119,342
15,300	Diageo plc, (United Kingdom)	445,637
20,829	PepsiCo, Inc.	1,425,328
3,871	Pernod-Ricard S.A., (France)	449,117
7,730	SABMiller plc, (United Kingdom)	358,758

		5,707,004

	Food & Staples Retailing — 0.6%
28,060	Carrefour S.A., (France)	722,470
14,600	Distribuidora Internacional de Alimentacion S.A., (Spain)	93,281
4,163	Fresh Market, Inc. (The) (a)	200,199
26,570	Koninklijke Ahold N.V., (Netherlands)	356,277
44,450	Sysco Corp.	1,407,287
165,720	Tesco plc, (United Kingdom)	912,882
3,578	United Natural Foods, Inc. (a)	191,745
16,600	Wal-Mart Stores, Inc.	1,132,618
600	Whole Foods Market, Inc.	54,798

		5,071,557

	Food Products — 0.7%
19,000	Ajinomoto Co., Inc., (Japan)	251,417
19,135	Danone S.A., (France)	1,260,463
15,050	Danone S.A., (France), ADR	201,519
36,105	General Mills, Inc.	1,459,003
1,700	Hershey Co. (The)	122,774
18,157	Nestle S.A., (Switzerland)	1,184,626
14,575	Nestle S.A., (Switzerland), ADR	949,853
4,725	Tootsie Roll Industries, Inc.	122,472
2,119	TreeHouse Foods, Inc. (a)	110,463
8,400	Unilever plc, (United Kingdom), ADR	325,248

		5,987,838

	Household Products — 0.2%
2,200	Church & Dwight Co., Inc.	117,854
13,925	Kimberly-Clark Corp.	1,175,688

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — Continued
5,140	Reckitt Benckiser Group plc, (United Kingdom)	326,285

		1,619,827

	Personal Products — 0.1%
4,780	Beiersdorf AG, (Germany)	391,390
1,800	Herbalife Ltd., (Cayman Islands)	59,292
2,500	L’Oreal S.A., (France)	347,856

		798,538

	Tobacco — 0.1%
4,104	Imperial Tobacco Group plc, (United Kingdom)	159,118
2,700	Philip Morris International, Inc.	225,828

		384,946

	Total Consumer Staples	19,569,710

	Energy — 2.2%
	Energy Equipment & Services — 0.7%
24,856	Cameron International Corp. (a)	1,403,370
14,088	Cie Generale de Geophysique-Veritas, (France) (a)	428,082
1,600	Dril-Quip, Inc. (a)	116,880
4,800	Ensco plc, (United Kingdom), Class A	284,544
1,568	Fugro N.V., (Netherlands), CVA	93,042
10,925	Halliburton Co.	378,988
445	Lufkin Industries, Inc.	25,868
9,320	Petroleum Geo-Services ASA, (Norway)	162,330
11,756	Precision Drilling Corp., (Canada)	97,340
39,155	Schlumberger Ltd.	2,713,050
7,305	Seadrill Ltd., (Norway)	269,130
24,340	Trican Well Service Ltd., (Canada)	321,042

		6,293,666

	Oil, Gas & Consumable Fuels — 1.5%
5,400	BG Group plc, (United Kingdom)	90,071
24,130	Cameco Corp., (Canada)	475,844
12,700	Cenovus Energy, Inc., (Canada)	425,217
1,900	Chevron Corp.	205,466
51,500	China Shenhua Energy Co., Ltd., (China), Class H	230,685
9,225	Cloud Peak Energy, Inc. (a)	178,319
3,550	Cobalt International Energy, Inc. (a)	87,188
12,106	Comstock Resources, Inc. (a)	183,164
1,400	Concho Resources, Inc. (a)	112,784
8,300	Denbury Resources, Inc. (a)	134,460
21,500	Devon Energy Corp.	1,118,860

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
46,060	Encana Corp., (Canada)	910,201
31,443	Hess Corp.	1,665,221
7,200	Kinder Morgan, Inc.	254,376
4,525	Noble Energy, Inc.	460,373
20,100	Pengrowth Energy Corp., (Canada)	100,025
35,410	Petroleo Brasileiro S.A., (Brazil), ADR	683,413
34,563	Phillips 66	1,835,295
3,550	Royal Dutch Shell plc, (Netherlands), ADR	244,773
2,900	Southwestern Energy Co. (a)	96,889
85,670	Talisman Energy, Inc., (Canada)	968,923
3,000	Whiting Petroleum Corp. (a)	130,110
46,044	Williams Cos., Inc. (The)	1,507,481

		12,099,138

	Total Energy	18,392,804

	Financials — 2.3%
	Capital Markets — 0.6%
65,625	Bank of New York Mellon Corp. (The)	1,686,562
1,445	BlackRock, Inc.	298,696
4,400	Carlyle Group LP (The)	114,532
8,300	Charles Schwab Corp. (The)	119,188
3,760	Goldman Sachs Group, Inc. (The)	479,626
3,530	Greenhill & Co., Inc.	183,525
55,799	Invesco Ltd.	1,455,796
6,803	Stifel Financial Corp. (a)	217,492
6,738	Waddell & Reed Financial, Inc., Class A	234,617

		4,790,034

	Commercial Banks — 0.6%
606,416	Bank of China Ltd., (China), Class H	274,635
7,365	Bank of the Ozarks, Inc.	246,506
20,800	Barclays plc, (United Kingdom)	90,355
3,074	BNP Paribas S.A., (France)	175,003
27,000	BOC Hong Kong Holdings Ltd., (Hong Kong)	84,936
33,050	Comerica, Inc.	1,002,737
38,688	DBS Group Holdings Ltd., (Singapore)	474,954
14,879	Glacier Bancorp, Inc.	218,870
114,113	HSBC Holdings plc, (United Kingdom)	1,209,230
4,542	Iberiabank Corp.	223,103
8,800	ICICI Bank Ltd., (India), ADR	383,768
19,179	Standard Chartered plc, (United Kingdom)	496,348

		4,880,445

	Consumer Finance — 0.1%
16,350	American Express Co.	939,798
2,222	First Cash Financial Services, Inc. (a)	110,255
2,052	Portfolio Recovery Associates, Inc. (a)	219,277

		1,269,330

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — 0.2%
106,936	Bank of America Corp.	1,240,457
7,425	CME Group, Inc.	376,522
900	IntercontinentalExchange, Inc. (a)	111,429
8,500	NASDAQ OMX Group, Inc. (The)	212,585

		1,940,993

	Insurance — 0.6%
1,050	ACE Ltd., (Switzerland)	83,790
24,050	Admiral Group plc, (United Kingdom)	458,118
4,100	Aflac, Inc.	217,792
125,600	AIA Group Ltd., (Hong Kong)	498,172
800	Aon plc, (United Kingdom)	44,480
7,100	Assured Guaranty Ltd., (Bermuda)	101,033
5,100	Axis Capital Holdings Ltd., (Bermuda)	176,664
18,125	Berkshire Hathaway, Inc., Class B (a)	1,625,812
8,625	Marsh & McLennan Cos., Inc.	297,304
6,000	Progressive Corp. (The)	126,600
4,100	RenaissanceRe Holdings Ltd., (Bermuda)	333,166
12,932	Sampo OYJ, (Finland), Class A	418,811
17,950	Willis Group Holdings plc, (United Kingdom)	601,863

		4,983,605

	Real Estate Investment Trusts (REITs) — 0.1%
5,300	American Tower Corp.	409,531
8,439	LaSalle Hotel Properties	214,266
13,823	Redwood Trust, Inc.	233,471

		857,268

	Real Estate Management & Development — 0.1%
1,200	Jones Lang LaSalle, Inc.	100,728
2,500	Sun Hung Kai Properties Ltd., (Hong Kong)	37,913
57,400	Swire Properties Ltd., (Hong Kong)	193,324
5,273	Zillow, Inc., Class A (a)	146,326

		478,291

	Total Financials	19,199,966

	Health Care — 2.1%
	Biotechnology — 0.4%
4,010	Affymax, Inc. (a)	76,190
2,700	Ariad Pharmaceuticals, Inc. (a)	51,786
21,742	Celgene Corp. (a)	1,711,530
14,500	Gilead Sciences, Inc. (a)	1,065,025
23,300	Seattle Genetics, Inc. (a)	540,560
1,700	Vertex Pharmaceuticals, Inc. (a)	71,298

		3,516,389

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	23

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Equipment & Supplies — 0.4%
3,305	Analogic Corp.	245,562
1,860	BioMerieux, (France)	177,323
14,500	Boston Scientific Corp. (a)	83,085
2,100	Cie Generale d’Optique Essilor International S.A., (France)	211,800
20,375	Covidien plc, (Ireland)	1,176,453
12,585	DexCom, Inc. (a)	171,282
12,380	Mindray Medical International Ltd., (China), ADR	404,826
1,237	Sonova Holding AG, (Switzerland) (a)	137,136
4,900	Sysmex Corp., (Japan)	225,639
2,997	Teleflex, Inc.	213,716

		3,046,822

	Health Care Providers & Services — 0.4%
25,150	AmerisourceBergen Corp.	1,085,977
2,500	Catamaran Corp. (a)	117,775
5,075	DaVita HealthCare Partners, Inc. (a)	560,940
7,675	Express Scripts Holding Co. (a)	414,450
36,196	Health Management Associates, Inc., Class A (a)	337,347
8,418	HMS Holdings Corp. (a)	218,194
48,950	Sonic Healthcare Ltd., (Australia)	683,275
3,200	UnitedHealth Group, Inc.	173,568

		3,591,526

	Health Care Technology — 0.1%
2,678	athenahealth, Inc. (a)	196,699
5,050	Cerner Corp. (a)	392,082

		588,781

	Life Sciences Tools & Services — 0.3%
36,713	Agilent Technologies, Inc.	1,503,030
9,360	Lonza Group AG, (Switzerland) (a)	507,183
17,650	QIAGEN N.V., (Netherlands) (a)	320,544

		2,330,757

	Pharmaceuticals — 0.5%
3,325	Allergan, Inc.	305,002
4,080	Bayer AG, (Germany)	389,076
16,425	Bristol-Myers Squibb Co.	535,291
22,150	GlaxoSmithKline plc, (United Kingdom), ADR	962,861
4,844	Novartis AG, (Switzerland)	306,011
4,417	Novo Nordisk A/S, (Denmark), Class B	719,250
1,082	Roche Holding AG, (Switzerland)	218,760

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
2,700	Salix Pharmaceuticals Ltd. (a)	109,296
4,400	Santen Pharmaceutical Co., Ltd., (Japan)	169,017

		3,714,564

	Total Health Care	16,788,839

	Industrials — 2.9%
	Aerospace & Defense — 0.3%
20,475	Boeing Co. (The)	1,542,996
31,600	CAE, Inc., (Canada)	319,907
1,900	Rockwell Collins, Inc.	110,523
850	TransDigm Group, Inc.	115,906
4,975	United Technologies Corp.	408,000

		2,497,332

	Air Freight & Logistics — 0.1%
24,575	Expeditors International of Washington, Inc.	971,941
350	FedEx Corp.	32,102

		1,004,043

	Airlines — 0.1%
29,790	Ryanair Holdings plc, (Ireland), ADR	1,021,201

	Building Products — 0.2%
8,612	Assa Abloy AB, (Sweden), Class B	324,179
53,468	Fortune Brands Home & Security, Inc. (a)	1,562,335

		1,886,514

	Commercial Services & Supplies — 0.2%
21,600	Cintas Corp.	883,440
3,300	Clean Harbors, Inc. (a)	181,533
5,020	Edenred, (France)	155,260
5,743	Iron Mountain, Inc.	178,320
2,900	Republic Services, Inc.	85,057
1,100	Stericycle, Inc. (a)	102,597

		1,586,207

	Construction & Engineering — 0.1%
2,571	Chicago Bridge & Iron Co. N.V., (Netherlands)	119,166
8,000	JGC Corp., (Japan)	249,292
4,100	URS Corp.	160,966

		529,424

	Electrical Equipment — 0.2%
3,300	AMETEK, Inc.	123,981
6,750	Eaton Corp. plc, (Ireland)	365,850
1,900	Emerson Electric Co.	100,624
2,876	Franklin Electric Co., Inc.	178,801

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electrical Equipment — Continued
5,690	Nexans S.A., (France)	254,628
8,920	Prysmian S.p.A., (Italy)	178,052
6,081	Schneider Electric S.A., (France)	445,377

		1,647,313

	Industrial Conglomerates — 0.3%
18,650	3M Co.	1,731,652
5,900	Danaher Corp.	329,810
6,500	General Electric Co.	136,435
3,300	Siemens AG, (Germany)	360,857

		2,558,754

	Machinery — 0.9%
1,483	Andritz AG, (Austria)	95,296
3,500	Caterpillar, Inc.	313,530
6,721	Colfax Corp. (a)	271,192
3,900	FANUC Corp., (Japan)	725,593
1,100	Gardner Denver, Inc.	75,350
2,300	IDEX Corp.	107,019
21,975	Illinois Tool Works, Inc.	1,336,300
17,925	Ingersoll-Rand plc, (Ireland)	859,683
1,700	Nordson Corp.	107,304
15,300	PACCAR, Inc.	691,713
1,600	Pall Corp.	96,416
2,000	SMC Corp., (Japan)	363,309
2,200	Stanley Black & Decker, Inc.	162,734
7,104	Titan International, Inc.	154,299
2,400	WABCO Holdings, Inc. (a)	156,456
1,114	Wabtec Corp.	97,520
4,540	Westport Innovations, Inc., (Canada) (a)	121,263
53,437	Xylem, Inc.	1,448,143

		7,183,120

	Marine — 0.1%
3,150	D/S Norden A/S, (Denmark)	91,323
12,510	Diana Shipping, Inc., (Greece) (a)	91,323
76,000	Mitsui OSK Lines Ltd., (Japan)	226,400
94,000	Nippon Yusen KK, (Japan)	221,260
168,000	Pacific Basin Shipping Ltd., (Hong Kong)	95,796

		726,102

	Professional Services — 0.3%
6,590	Adecco S.A., (Switzerland) (a)	348,995
5,494	Advisory Board Co. (The) (a)	257,064
4,772	Corporate Executive Board Co. (The)	226,479
1,400	IHS, Inc., Class A (a)	134,400

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — Continued
23,950	Nielsen Holdings N.V. (a)	732,631
9,810	Randstad Holding N.V., (Netherlands)	364,119

		2,063,688

	Road & Rail — 0.1%
700	Canadian Pacific Railway Ltd., (Canada)	71,134
2,050	Kansas City Southern	171,134
1,217	Landstar System, Inc.	63,844
3,325	Norfolk Southern Corp.	205,618
1,000	Union Pacific Corp.	125,720

		637,450

	Trading Companies & Distributors — 0.0% (g)
1,910	Brenntag AG, (Germany)	251,634
1,800	Mitsubishi Corp., (Japan)	34,655
400	W.W. Grainger, Inc.	80,948

		367,237

	Transportation Infrastructure — 0.0% (g)
23,650	Groupe Eurotunnel S.A., (France)	183,778

	Total Industrials	23,892,163

	Information Technology — 2.7%
	Communications Equipment — 0.3%
10,639	Acme Packet, Inc. (a)	235,335
9,578	Aruba Networks, Inc. (a)	198,744
13,391	Ixia (a)	227,379
5,562	NETGEAR, Inc. (a)	219,254
19,102	QUALCOMM, Inc.	1,184,706

		2,065,418

	Computers & Peripherals — 0.2%
3,228	Apple, Inc.	1,720,621
2,786	Gemalto N.V., (Netherlands)	251,478

		1,972,099

	Electronic Equipment, Instruments & Components — 0.4%
7,400	Hamamatsu Photonics KK, (Japan)	269,055
64,000	Hitachi Ltd., (Japan)	376,609
13,550	Jabil Circuit, Inc.	261,379
1,740	Keyence Corp., (Japan)	482,545
4,900	Murata Manufacturing Co., Ltd., (Japan)	289,058
4,200	National Instruments Corp.	108,402
32,400	Premier Farnell plc, (United Kingdom)	103,214
40,100	TE Connectivity Ltd., (Switzerland)	1,488,512
1,500	Trimble Navigation Ltd. (a)	89,670

		3,468,444

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	25

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Internet Software & Services — 0.1%
600	Google, Inc., Class A (a)	425,622
11,000	Tencent Holdings Ltd., (China)	360,764

		786,386

	IT Services — 0.8%
21,375	Accenture plc, (Ireland), Class A	1,421,437
1,600	Alliance Data Systems Corp. (a)	231,616
32,620	Amdocs Ltd.	1,108,754
15,475	Automatic Data Processing, Inc.	882,230
10,180	Cap Gemini S.A., (France)	445,146
1,200	FleetCor Technologies, Inc. (a)	64,380
4,500	Gartner, Inc. (a)	207,090
12,450	Genpact Ltd.	192,975
2,200	Global Payments, Inc.	99,660
2,700	International Business Machines Corp.	517,185
7,900	Jack Henry & Associates, Inc.	310,154
6,200	NeuStar, Inc., Class A (a)	259,966
1,300	Teradata Corp. (a)	80,457
5,700	Vantiv, Inc., Class A (a)	116,394
1,900	VeriFone Systems, Inc. (a)	56,392
1,150	Visa, Inc., Class A	174,317
7,290	Wirecard AG, (Germany)	179,971

		6,348,124

	Semiconductors & Semiconductor Equipment — 0.4%
3,800	Altera Corp.	130,872
5,453	ASML Holding N.V., (Netherlands)	350,253
11,200	Broadcom Corp., Class A (a)	371,952
3,833	Cavium, Inc. (a)	119,628
3,700	KLA-Tencor Corp.	176,712
2,800	Maxim Integrated Products, Inc.	82,320
86,277	NVIDIA Corp.	1,060,344
3,234	Power Integrations, Inc.	108,695
767	Samsung Electronics Co., Ltd., (South Korea), GDR	312,370
20,000	Sumco Corp., (Japan) (a)	196,728
11,800	Tokyo Electron Ltd., (Japan)	544,231

		3,454,105

	Software — 0.5%
1,100	ANSYS, Inc. (a)	74,074
2,100	Check Point Software Technologies Ltd., (Israel) (a)	100,044
1,800	Citrix Systems, Inc. (a)	118,350
3,126	CommVault Systems, Inc. (a)	217,913
2,600	Informatica Corp. (a)	78,832
2,600	MICROS Systems, Inc. (a)	110,344

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
34,625	Microsoft Corp.	925,526
55,096	Oracle Corp.	1,835,799
1,400	Red Hat, Inc. (a)	74,144
1,615	SAP AG, (Germany)	129,866
2,400	Solera Holdings, Inc.	128,328
5,800	Trend Micro, Inc., (Japan)	175,248

		3,968,468

	Total Information Technology	22,063,044

	Materials — 1.1%
	Chemicals — 0.6%
3,590	Air Liquide S.A., (France)	453,552
3,975	Air Products & Chemicals, Inc.	333,980
1,600	Airgas, Inc.	146,064
3,000	Dow Chemical Co. (The)	96,960
4,825	Ecolab, Inc.	346,918
13,610	Johnson Matthey plc, (United Kingdom)	534,643
1,804	Koninklijke DSM N.V., (Netherlands)	109,946
1,246	Linde AG, (Germany)	217,986
13,550	Monsanto Co.	1,282,507
5,875	Mosaic Co. (The)	332,701
3,000	Shin-Etsu Chemical Co., Ltd., (Japan)	183,090
2,122	Syngenta AG, (Switzerland)	857,259

		4,895,606

	Construction Materials — 0.1%
26,900	CRH plc, (Ireland)	555,727
6,140	Holcim Ltd., (Switzerland) (a)	452,242

		1,007,969

	Containers & Packaging — 0.1%
62,763	Sealed Air Corp.	1,098,980

	Metals & Mining — 0.3%
5,400	Allegheny Technologies, Inc.	163,944
324,400	Alumina Ltd., (Australia)	311,339
5,000	Barrick Gold Corp., (Canada)	175,028
6,034	BHP Billiton Ltd., (Australia)	235,570
2,075	Inmet Mining Corp., (Canada)	154,389
3,661	Newcrest Mining Ltd., (Australia)	85,641
26,590	Norsk Hydro ASA, (Norway)	134,958
1,000	Nucor Corp.	43,180
1,400	Reliance Steel & Aluminum Co.	86,940
6,100	Rio Tinto plc, (United Kingdom)	355,787
3,210	Umicore S.A., (Belgium)	177,747

		1,924,523

	Total Materials	8,927,078

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.1%
1,089	Oi S.A., (Brazil), ADR	4,683
86,000	Singapore Telecommunications, Ltd., (Singapore)	233,723
158	Swisscom AG, (Switzerland)	68,464
34,280	Telenor ASA, (Norway)	698,003
800	TELUS Corp. (Non-Voting), (Canada)	52,020

		1,056,893

	Wireless Telecommunication Services — 0.1%
5,900	SBA Communications Corp., Class A (a)	419,018
12,400	Softbank Corp., (Japan)	454,351

		873,369

	Total Telecommunication Services	1,930,262

	Utilities — 0.1%
	Gas Utilities — 0.1%
100,120	Hong Kong & China Gas Co., Ltd., (Hong Kong)	275,081
4,692	Northwest Natural Gas Co.	207,386

		482,467

	Multi-Utilities — 0.0% (g)
23,100	National Grid plc, (United Kingdom)	264,944

	Total Utilities	747,411

	Total Common Stocks (Cost $136,115,200)	155,666,792

Preferred Stock — 0.0% (g)
	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
45,469	Oi S.A., (Brazil), ADR (Cost $207,214)	182,331

Investment Companies — 73.4%
	Alternative Assets — 7.3%
1,089,868	Eaton Vance Global Macro Absolute Return Fund, Class I	10,713,406
308,645	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares (a) (b)	4,324,120
1,646,781	Invesco Balanced-Risk Allocation Fund, Class Y	20,634,165
764,295	JPMorgan Realty Income Fund, Class R5 Shares (b)	8,896,393
902,247	PIMCO CommoditiesPLUS Strategy Fund, Institutional Class Shares	9,861,556
35,000	SPDR Gold Shares (a)	5,670,350

	Total Alternative Assets	60,099,990

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — 14.7%
2,348,128	JPMorgan Core Bond Fund, Class R6 Shares (b)	28,341,911
2,034,307	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	17,311,954
890,425	JPMorgan Floating Rate Income Fund, Select Class Shares (b)	8,895,343
1,232,041	JPMorgan High Yield Fund, Class R6 Shares (b)	10,016,493
1,543,986	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	16,690,492
2,386,193	JPMorgan Multi-Sector Income Fund, Class R6 Shares (b)	24,386,896
1,225,879	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares (b)	14,514,411

	Total Fixed Income	120,157,500

	International Equity — 21.2%
590,160	Artisan International Value Fund	17,929,065
1,376,400	iShares MSCI EAFE Index Fund	78,207,047
1,046,906	JPMorgan International Value Fund, Class R6 Shares (b)	13,526,024
830,394	Matthews Pacific Tiger Fund	20,269,921
510,400	Vanguard MSCI Emerging Markets ETF	22,728,112
432,800	Vanguard MSCI European ETF	21,137,952

	Total International Equity	173,798,121

	Money Market — 5.7%
46,309,990	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (l)	46,309,990

	U.S. Equity — 24.5%
259,900	iShares Core S&P Mid Cap ETF	26,431,830
1,816,313	JPMorgan Large Cap Growth Fund, Class R6 Shares (b)	43,754,989
1,727,730	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	38,321,062
1,839,972	JPMorgan Value Advantage Fund, Institutional Class Shares (b)	39,136,203
372,600	SPDR S&P 500 ETF Trust	53,102,952

	Total U.S. Equity	200,747,036

	Total Investment Companies (Cost $566,857,847)	601,112,637

PRINCIPAL AMOUNT($)
Corporate Bonds — 1.7%
	Consumer Discretionary — 0.4%
	Auto Components — 0.0% (g)
100,000	Dana Holding Corp., 6.750%, 02/15/21	107,500

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	27

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Auto Components — Continued
100,000	Goodyear Tire & Rubber Co. (The), 8.250%, 08/15/20	109,750
75,000	Tenneco, Inc., 6.875%, 12/15/20	81,656

		298,906

	Broadcasting & Cable TV — 0.1%
100,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375%, 09/15/20 (e) (m)	104,125
150,000	UPCB Finance V Ltd., (Cayman Islands), 7.250%, 11/15/21 (e)	165,188
100,000	Videotron Ltd., (Canada), 5.000%, 07/15/22	104,875
67,000	Virgin Media Finance plc, (United Kingdom), 8.375%, 10/15/19 (m)	76,045

		450,233

	Hotels, Restaurants & Leisure — 0.1%
100,000	Ameristar Casinos, Inc., 7.500%, 04/15/21	108,375
100,000	Host Hotels & Resorts LP, 4.750%, 03/01/23	106,000
100,000	Isle of Capri Casinos, Inc., 8.875%, 06/15/20	109,000
100,000	Pinnacle Entertainment, Inc., 8.750%, 05/15/20	108,000
100,000	Vail Resorts, Inc., 6.500%, 05/01/19	107,625

		539,000

	Media — 0.2%
100,000	Allbritton Communications Co., 8.000%, 05/15/18	108,500
100,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.625%, 01/31/22 (m)	109,250
150,000	CSC Holdings LLC, 6.750%, 11/15/21 (e) (m)	166,312
200,000	Cumulus Media Holdings, Inc., 7.750%, 05/01/19	196,500
200,000	DISH DBS Corp., 6.750%, 06/01/21 (m)	228,000
100,000	Griffey Intermediate, Inc./Griffey Finance Sub LLC, 7.000%, 10/15/20 (e)	102,250
175,000	Lamar Media Corp., 5.875%, 02/01/22	189,875
150,000	Mediacom LLC/Mediacom Capital Corp., 7.250%, 02/15/22	161,250
100,000	Nielsen Finance LLC/Nielsen Finance Co., 7.750%, 10/15/18 (m)	111,750
150,000	Production Resource Group, Inc., 8.875%, 05/01/19 (i)	109,500
100,000	Valassis Communications, Inc., 6.625%, 02/01/21	106,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
125,000	XM Satellite Radio, Inc., 7.625%, 11/01/18 (e)	139,375

		1,728,562

	Specialty Retail — 0.0% (g)
100,000	Jo-Ann Stores, Inc., 8.125%, 03/15/19 (e)	101,750
100,000	Limited Brands, Inc., 5.625%, 02/15/22	108,750
150,000	Michael’s Stores, Inc., 7.750%, 11/01/18	164,625

		375,125

	Textiles, Apparel & Luxury Goods — 0.0% (g)
100,000	Hanesbrands, Inc., 6.375%, 12/15/20 (m)	110,000
100,000	Levi Strauss & Co., 6.875%, 05/01/22	107,250
100,000	Polymer Group, Inc., 7.750%, 02/01/19	107,250

		324,500

	Total Consumer Discretionary	3,716,326

	Consumer Staples — 0.1%
	Beverages — 0.0% (g)
100,000	Constellation Brands, Inc., 4.625%, 03/01/23	104,500

	Food & Staples Retailing — 0.1%
150,000	Ingles Markets, Inc., 8.875%, 05/15/17	159,937
100,000	U.S. Foods, Inc., 8.500%, 06/30/19 (e)	102,000

		261,937

	Food Products — 0.0% (g)
	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
100,000	8.250%, 09/01/17	106,500
87,000	9.250%, 04/01/15	88,305

		194,805

	Total Consumer Staples	561,242

	Energy — 0.2%
	Energy Equipment & Services — 0.1%
100,000	Bristow Group, Inc., 6.250%, 10/15/22	107,000
200,000	Cie Generale de Geophysique-Veritas, (France), 7.750%, 05/15/17	208,000
100,000	FTS International Services LLC/FTS International Bonds, Inc., 8.125%, 11/15/18 (e)	103,250
125,000	Precision Drilling Corp., (Canada), 6.625%, 11/15/20	134,375
100,000	SESI LLC, 6.375%, 05/01/19	107,000
100,000	Unit Corp., 6.625%, 05/15/21	102,625

		762,250

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — 0.1%
100,000	Chaparral Energy, Inc., 8.250%, 09/01/21	108,500
100,000	Continental Resources, Inc., 5.000%, 09/15/22 (m)	107,750
100,000	Copano Energy LLC/Copano Energy Finance Corp., 7.125%, 04/01/21	107,375
150,000	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21	148,500
100,000	Linn Energy LLC/Linn Energy Finance Corp., 6.500%, 05/15/19	101,000
100,000	Oasis Petroleum, Inc., 7.250%, 02/01/19	107,500
100,000	PetroBakken Energy Ltd., (Canada), 8.625%, 02/01/20 (e)	101,500
125,000	Plains Exploration & Production Co., 6.750%, 02/01/22	140,312
100,000	QEP Resources, Inc., 5.250%, 05/01/23	107,000
150,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 07/15/21	164,250

		1,193,687

	Total Energy	1,955,937

	Financials — 0.1%
	Capital Markets — 0.0% (g)
100,000	AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22 (m)	111,250

	Commercial Banks — 0.0% (g)
150,000	CIT Group, Inc., 5.000%, 08/15/22 (m)	159,948

	Consumer Finance — 0.0% (g)
100,000	Ally Financial, Inc., 5.500%, 02/15/17 (m)	106,976

	Hotels, Restaurants & Leisure — 0.0% (g)
100,000	Felcor Lodging LP, 6.750%, 06/01/19	106,250

	Real Estate Development & Management — 0.0% (g)
100,000	Toys R Us Property Co. I LLC, 10.750%, 07/15/17	107,750

	Real Estate Management & Development — 0.1%
150,000	MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 05/01/21	162,750

	Total Financials	754,924

	Health Care — 0.2%
	Health Care Providers & Services — 0.2%
125,000	DaVita HealthCare Partners, Inc., 6.625%, 11/01/20 (m)	135,938
150,000	Fresenius Medical Care U.S. Finance II, Inc., 5.875%, 01/31/22 (e) (m)	162,750
200,000	HCA Holdings, Inc., 7.750%, 05/15/21 (m)	217,000
100,000	LifePoint Hospitals, Inc., 6.625%, 10/01/20	108,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
100,000	MultiPlan, Inc., 9.875%, 09/01/18 (e)	111,500
150,000	Tenet Healthcare Corp., 6.250%, 11/01/18	164,625
100,000	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.750%, 02/01/19 (e)	103,500

		1,003,313

	Health Care Technology — 0.0% (g)
100,000	MedAssets, Inc., 8.000%, 11/15/18	108,500

	Pharmaceuticals — 0.0% (g)
150,000	Valeant Pharmaceuticals International, 6.750%, 10/01/17 (e) (m)	162,000

	Total Health Care	1,273,813

	Industrials — 0.2%
	Aerospace & Defense — 0.0% (g)
100,000	Spirit Aerosystems, Inc., 7.500%, 10/01/17	107,000
125,000	TransDigm, Inc., 5.500%, 10/15/20 (e) (m)	130,000

		237,000

	Commercial Services & Supplies — 0.1%
200,000	ARAMARK Holdings Corp., PIK, 8.625%, 05/01/16 (e)	204,752
100,000	Clean Harbors, Inc., 5.250%, 08/01/20	104,250
150,000	Iron Mountain, Inc., 8.000%, 06/15/20	158,625
	West Corp.,
100,000	7.875%, 01/15/19	103,500
50,000	8.625%, 10/01/18	52,375

		623,502

	Construction & Engineering 0.00 (g)
150,000	United Rentals North America, Inc., 8.250%, 02/01/21	169,125

	Industrial Conglomerates — 0.0% (g)
125,000	RBS Global, Inc./Rexnord LLC, 8.500%, 05/01/18	135,469

	Machinery — 0.0% (g)
75,000	Allison Transmission, Inc., 7.125%, 05/15/19 (e)	80,062

	Professional Services — 0.0% (g)
100,000	FTI Consulting, Inc., 6.000%, 11/15/22 (e)	103,500

	Road & Rail — 0.1%
125,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.250%, 01/15/19	138,125
100,000	HDTFS, Inc., 6.250%, 10/15/22 (e)	106,500
100,000	Hertz Corp. (The), 6.750%, 04/15/19	109,125

		353,750

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	29

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Trading Companies & Distributors — 0.0% (g)
84,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.500%, 10/01/18	90,510

	Total Industrials	1,792,918

	Information Technology — 0.1%
	Communications Equipment — 0.0% (g)
150,000	CommScope, Inc., 8.250%, 01/15/19 (e)	164,250

	Internet Software & Services — 0.0% (g)
100,000	Equinix, Inc., 7.000%, 07/15/21	111,000

	IT Services — 0.0% (g)
125,000	SunGard Data Systems, Inc., 7.625%, 11/15/20	136,563

	Semiconductors & Semiconductor Equipment — 0.0% (g)
100,000	Sensata Technologies B.V., (Netherlands), 6.500%, 05/15/19 (e)	106,500

	Software — 0.1%
125,000	Infor U.S., Inc., 9.375%, 04/01/19	140,312
100,000	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	104,500

		244,812

	Total Information Technology	763,125

	Materials — 0.1%
	Chemicals — 0.0% (g)
58,000	Huntsman International LLC, 5.500%, 06/30/16	58,073
100,000	Rockwood Specialties Group, Inc., 4.625%, 10/15/20	103,500

		161,573

	Containers & Packaging — 0.1%
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
100,000	8.500%, 05/15/18 (m)	102,500
100,000	9.875%, 08/15/19	107,000

		209,500

	Metals & Mining — 0.0% (g)
100,000	FMG Resources August 2006 Pty Ltd., (Australia), 7.000%, 11/01/15 (e) (m)	105,000
100,000	JMC Steel Group, Inc., 8.250%, 03/15/18 (e)	104,500

		209,500

	Total Materials	580,573

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.2%
	CenturyLink, Inc.,
100,000	5.800%, 03/15/22	105,713
125,000	6.450%, 06/15/21 (m)	138,125
150,000	Frontier Communications Corp., 8.500%, 04/15/20 (m)	172,500
200,000	GCI, Inc., 6.750%, 06/01/21	196,000
	Hughes Satellite Systems Corp.,
100,000	6.500%, 06/15/19 (m)	110,250
100,000	7.625%, 06/15/21	113,750
	Intelsat Luxembourg S.A., (Luxembourg),
100,000	11.250%, 02/04/17	105,750
110,000	PIK, 12.500%, 02/04/17 (m)	116,875
100,000	Level 3 Financing, Inc., 8.125%, 07/01/19 (m)	109,000
150,000	PAETEC Holding Corp., 9.875%, 12/01/18	171,750
100,000	tw telecom holdings, inc., 5.375%, 10/01/22 (e)	104,750
100,000	Windstream Corp., 7.750%, 10/15/20 (m)	108,000
100,000	Zayo Group LLC/Zayo Capital, Inc., 8.125%, 01/01/20	111,250

		1,663,713

	Wireless Telecommunication Services — 0.0% (g)
150,000	Crown Castle International Corp., 5.250%, 01/15/23 (e) (m)	160,500
100,000	SBA Telecommunications, Inc., 5.750%, 07/15/20 (e)	106,250
100,000	Sprint Nextel Corp., 7.000%, 03/01/20 (e) (m)	116,250

		383,000

	Total Telecommunication Services	2,046,713

	Utilities — 0.1%
	Independent Power Producers & Energy Traders — 0.1%
180,000	Calpine Corp., 7.500%, 02/15/21 (e) (m)	198,900
100,000	NRG Energy, Inc., 6.625%, 03/15/23 (e) (m)	107,000

		305,900

	Multi-Utilities — 0.0% (g)
150,000	AES Corp., 7.375%, 07/01/21 (m)	166,500

	Total Utilities	472,400

	Total Corporate Bonds (Cost $13,296,746)	13,917,971

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Structured Notes — 6.1%
	Fixed Income 1.0%
8,000,000	Goldman Sachs Group, Inc., (The) Currency-Linked Medium-Term Notes, Series D, Linked to the Performance of the Mexican Peso against the U.S. Dollar, 12/04/13 (a)	8,135,173

	U.S. Equity — 2.0%
17,000,000	Credit Suisse, Return Enhanced Notes, Linked to the S&P 500® Index, maximum return of 21.500% due 01/13/14 (a)	16,877,600

	International Equity — 3.1%
11,800,000	BNP Paribas, Contingent Buffered Market Plus Notes, Linked to the Performance of the EURO STOXX 50 Index, 10/08/13 (a)	12,115,060
11,400,000	BNP Paribas, Return Notes, Linked to the Performance of the MSCI Daily Total Return Net World Index, 101% of the index, 06/14/13 (a)	12,993,720

		25,108,780

	Total Structured Notes (Cost $48,200,000)	50,121,553

Loan Participations & Assignments — 0.1%
	Consumer Discretionary — 0.0% (g)
	Hotels, Restaurants & Leisure — 0.0% (g)
100,000	BJ’s Wholesale Club, 1st Lien New Replacement Loan, VAR, 5.750%, 09/26/19	101,181

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Financials — 0.0% (g)
	Insurance — 0.0% (g)
111,465	Asurion LLC, 2nd Lien Term Loan, VAR, 9.000%, 05/24/19	114,577

	Industrials — 0.1%
	Aerospace & Defense — 0.0% (g)
100,000	Silver II Borrower S.C.A., Initial Term Loan, VAR, 5.000%, 12/13/19 ^	100,875

	Commercial Services & Supplies — 0.1%
150,000	ADS Waste Holdings, Term Loan, VAR, 5.250%, 10/09/19	151,688

	Total Industrials	252,563

	Materials — 0.0% (g)
	Metals & Mining — 0.0% (g)
99,750	FMG Resources August 2006, Term Loan, VAR, 5.250%, 10/18/17	100,498
	Total Loan Participations & Assignments (Cost 558,948)	568,819

	Total Investments — 100.3% (Cost $765,235,955)	821,570,103
	Liabilities in Excess of Other Assets — (0.3)%	(2,098,585)

	NET ASSETS — 100.0%	$819,471,518

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	31

JPMorgan Access Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

ADR	— American Depositary Receipt
CVA	— Dutch Certification
EAFE	— Europe, Australasia, and Far East
ETF	— Exchange Traded Fund
FDR	— Fiduciary Depositary Receipt
GDR	— Global Depositary Receipt
MSCI	— Morgan Stanley Capital International
PIK	— Payment-In-Kind
SPDR	— Standard & Poor’s Depositary Receipts
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2012.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

^	— All or a portion of the security is unsettled as of December 31, 2012. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. to the financial statements are as follows:

Fund	Fund Value	Percentage
Access Balanced Fund	$40,100,187	3.8%
Access Growth Fund	40,307,801	4.9

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) semi-annually on Form NCSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as the Funds’ website.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

	Access Balanced Fund	Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$549,293,373	$507,143,822
Investments in affiliates, at value	511,343,696	314,426,281

Total investment securities, at value	1,060,637,069	821,570,103
Cash	18,046	3,646
Foreign currency, at value	41,117	31,677
Receivables:
Investment securities sold	81,629	64,603
Fund shares sold	2,937,496	1,765,333
Interest and dividends from non-affiliates	1,319,161	1,058,901
Dividends from affiliates	1,141,880	490,369
Tax reclaims	25,113	18,583

Total Assets	1,066,201,511	825,003,215

LIABILITIES:
Payables:
Dividends	5,102,842	3,499,809
Investment securities purchased	370,923	241,446
Fund shares redeemed	628,158	913,344
Accrued liabilities:
Investment advisory fees	690,090	550,083
Administration fees	75,666	58,210
Shareholder servicing fees	209,070	165,474
Distribution fees	13,792	17,023
Custodian and accounting fees	45,130	42,857
Trustees’ and Chief Compliance Officer’s fees	169	178
Other	37,424	43,273

Total Liabilities	7,173,264	5,531,697

Net Assets	$1,059,028,247	$819,471,518

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

	Access Balanced Fund	Access Growth Fund
NET ASSETS:
Paid-in-Capital	$1,011,679,801	$784,757,589
Accumulated undistributed (distributed in excess of) net investment income	326,656	200,726
Accumulated net realized gains (losses)	(15,098,557)	(21,820,980)
Net unrealized appreciation (depreciation)	62,120,347	56,334,183

Total Net Assets	$1,059,028,247	$819,471,518

Net Assets:
Class A	$4,896,959	$11,827,878
Class C	19,561,553	22,884,433
Institutional Class	63,057,312	35,445,033
Select Class	971,512,423	749,314,174

Total	$1,059,028,247	$819,471,518

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	305,832	724,307
Class C	1,224,870	1,408,796
Institutional Class	3,935,447	2,168,324
Select Class	60,639,137	45,839,068

Net asset value (a):
Class A — Redemption price per share	$16.01	$16.33
Class C — Offering price per share (b)	15.97	16.24
Institutional Class — Offering and redemption price per share	16.02	16.35
Select Class — Offering and redemption price per share	16.02	16.35
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.76	$17.10

Cost of investments in non-affiliates	$507,535,782	$464,944,584
Cost of investments in affiliates	490,981,071	300,291,371
Cost of foreign currency	41,530	31,992

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

	Access Balanced Fund	Access Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$5,346,035	$5,040,218
Dividend income from affiliates	7,193,683	3,969,296
Interest income from non-affiliates	1,340,810	538,570
Interest income from affiliates	—	15
Foreign taxes withheld	(14,955)	(12,629)

Total investment income	13,865,573	9,535,470

EXPENSES:
Investment advisory fees	5,369,523	4,114,616
Administration fees	462,697	354,559
Distribution fees:
Class A	6,601	15,074
Class C	78,215	93,743
Shareholder servicing fees:
Class A	6,601	15,074
Class C	26,072	31,247
Institutional Class	27,814	15,988
Select Class	1,240,171	942,362
Custodian and accounting fees	96,365	87,907
Professional fees	60,112	61,168
Trustees’ and Chief Compliance Officer’s fees	6,236	4,776
Printing and mailing costs	26,845	24,683
Registration and filing fees	32,102	32,831
Transfer agent fees	8,918	9,571
Other	8,248	7,550

Total expenses	7,456,520	5,811,149

Less amounts waived	(1,268,103)	(863,501)
Less earnings credits	(783)	(531)

Net expenses	6,187,634	4,947,117

Net investment income (loss)	7,677,939	4,588,353

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6,985,200	10,825,751
Investment in affiliates	18,682,511	10,855,615
Foreign currency transactions	(41)	(3,043)

Net realized gains (losses)	25,667,670	21,678,323

Distributions of capital gains received from investment company affiliates	2,204,420	2,150,940

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	32,197,928	30,120,669
Investments in affiliates	(9,630,688)	(3,693,908)
Foreign currency translations	(20)	(370)

Change in net unrealized appreciation/depreciation	22,567,220	26,426,391

Net realized/unrealized gains (losses)	50,439,310	50,255,654

Change in net assets resulting from operations	$58,117,249	$54,844,007

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Access Balanced Fund		Access Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,677,939	$16,008,882	$4,588,353	$10,305,251
Net realized gain (loss)	25,667,670	(44,763,307)	21,678,323	(46,100,005)
Distributions of capital gains received from investment company affiliates	2,204,420	1,960,874	2,150,940	908,410
Change in net unrealized appreciation/depreciation	22,567,220	(21,246,014)	26,426,391	(22,060,189)

Change in net assets resulting from operations	58,117,249	(48,039,565)	54,844,007	(56,946,533)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(30,453)	(97,871)	(55,994)	(125,273)
From net realized gains	—	(274,450)	—	(509,726)
Class C
From net investment income	(73,766)	(183,878)	(58,999)	(209,554)
From net realized gains	—	(734,510)	—	(1,189,316)
Institutional Class
From net investment income	(506,435)	(742,193)	(232,436)	(529,751)
From net realized gains	—	(1,277,338)	—	(1,516,195)
Select Class
From net investment income	(7,416,242)	(15,209,423)	(4,509,585)	(9,377,948)
From net realized gains	—	(33,165,963)	—	(30,065,543)

Total distributions to shareholders	(8,026,896)	(51,685,626)	(4,857,014)	(43,523,306)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(66,519,432)	(105,990,964)	(51,881,016)	(53,909,334)

NET ASSETS:
Change in net assets	(16,429,079)	(205,716,155)	(1,894,023)	(154,379,173)
Beginning of period	1,075,457,326	1,281,173,481	821,365,541	975,744,714

End of period	$1,059,028,247	$1,075,457,326	$819,471,518	$821,365,541

Accumulated undistributed (distributed in excess of) net investment income	$326,656	$675,613	$200,726	$469,387

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Access Balanced Fund		Access Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$322,410	$799,294	$8,834	$578,836
Dividends and distributions reinvested	30,454	372,321	55,592	633,375
Cost of shares redeemed	(1,585,226)	(6,350,861)	(1,456,685)	(3,416,941)

Change in net assets resulting from Class A capital transactions	$(1,232,362)	$(5,179,246)	$(1,392,259)	$(2,204,730)

Class C
Proceeds from shares issued	$308,617	$3,157,857	$506,080	$4,496,840
Dividends and distributions reinvested	73,766	918,387	59,000	1,398,870
Cost of shares redeemed	(3,416,706)	(5,071,819)	(7,959,623)	(9,734,984)

Change in net assets resulting from Class C capital transactions	$(3,034,323)	$(995,575)	$(7,394,543)	$(3,839,274)

Institutional Class
Proceeds from shares issued	$17,945,305	$16,239,962	$4,713,244	$11,038,824
Dividends and distributions reinvested	632	2,507	396	2,727
Cost of shares redeemed	(6,480,245)	(19,159,835)	(1,156,942)	(18,794,024)

Change in net assets resulting from Institutional Class capital transactions	$11,465,692	$(2,917,366)	$3,556,698	$(7,752,473)

Select Class
Proceeds from shares issued	$34,342,074	$142,390,732	$33,732,160	$136,345,850
Dividends and distributions reinvested	20,579	145,772	38,272	334,374
Cost of shares redeemed	(108,081,092)	(239,435,281)	(80,421,344)	(176,793,081)

Change in net assets resulting from Select Class capital transactions	$(73,718,439)	$(96,898,777)	$(46,650,912)	$(40,112,857)

Total change in net assets resulting from capital transactions	$(66,519,432)	$(105,990,964)	$(51,881,016)	$(53,909,334)

SHARE TRANSACTIONS:
Class A
Issued	20,202	51,148	552	35,873
Reinvested	1,909	25,094	3,416	42,764
Redeemed	(101,419)	(414,637)	(92,338)	(222,210)

Change in Class A Shares	(79,308)	(338,395)	(88,370)	(143,573)

Class C
Issued	19,504	207,576	32,165	291,743
Reinvested	4,631	62,063	3,633	94,940
Redeemed	(217,828)	(326,986)	(506,018)	(633,473)

Change in Class C Shares	(193,693)	(57,347)	(470,220)	(246,790)

Institutional Class
Issued	1,137,548	1,050,671	293,140	722,592
Reinvested	40	168	24	184
Redeemed	(413,334)	(1,259,035)	(72,130)	(1,192,433)

Change in Institutional Class Shares	724,254	(208,196)	221,034	(469,657)

Select Class
Issued	2,178,792	9,220,056	2,112,474	8,762,752
Reinvested	1,288	9,797	2,351	22,521
Redeemed	(6,882,478)	(15,591,544)	(5,053,591)	(11,391,998)

Change in Select Class Shares	(4,702,398)	(6,361,691)	(2,938,766)	(2,606,725)

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Access Balanced Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$15.28	$0.09	(h)	$0.74	$0.83	$(0.10)	$—	$(0.10)
Year Ended June 30, 2012	16.55	0.17	(h)	(0.79)	(0.62)	(0.17)	(0.48)	(0.65)
Year Ended June 30, 2011	14.49	0.22	(h)	2.08	2.30	(0.24)	—	(0.24)
September 30, 2009 (j) through June 30, 2010	15.00	0.11	(h)	(0.51)	(0.40)	(0.11)	—	(0.11)

Class C
Six Months Ended December 31, 2012 (Unaudited)	15.24	0.05	(h)	0.74	0.79	(0.06)	—	(0.06)
Year Ended June 30, 2012	16.53	0.10	(h)	(0.79)	(0.69)	(0.12)	(0.48)	(0.60)
Year Ended June 30, 2011	14.48	0.14	(h)	2.08	2.22	(0.17)	—	(0.17)
January 4, 2010 (k) through June 30, 2010	15.52	0.03	(h)	(1.05)	(1.02)	(0.02)	—	(0.02)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	15.29	0.14	(h)	0.72	0.86	(0.13)	—	(0.13)
Year Ended June 30, 2012	16.57	0.24	(h)	(0.80)	(0.56)	(0.24)	(0.48)	(0.72)
Year Ended June 30, 2011	14.50	0.29	(h)	2.08	2.37	(0.30)	—	(0.30)
September 30, 2009 (j) through June 30, 2010	15.00	0.14	(h)	(0.49)	(0.35)	(0.15)	—	(0.15)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	15.29	0.11	(h)	0.74	0.85	(0.12)	—	(0.12)
Year Ended June 30, 2012	16.57	0.22	(h)	(0.80)	(0.58)	(0.22)	(0.48)	(0.70)
Year Ended June 30, 2011	14.50	0.26	(h)	2.09	2.35	(0.28)	—	(0.28)
September 30, 2009 (j) through June 30, 2010	15.00	0.14	(h)	(0.51)	(0.37)	(0.13)	—	(0.13)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)(g)

$—		$16.01	5.43%	$4,896,959	1.39%	1.13%	1.63%	42%
—		15.28	(3.58)	5,884,382	1.35	1.11	1.63	83
—	(i)	16.55	15.93	11,975,971	1.36	1.36	1.64	112
—	(i)	14.49	(2.69)	6,976,790	1.28	0.94	1.66	96

—		15.97	5.18	19,561,553	1.89	0.66	2.12	42
—		15.24	(4.06)	21,614,703	1.85	0.66	2.13	83
—	(i)	16.53	15.34	24,398,962	1.86	0.88	2.15	112
—	(i)	14.48	(6.56)	13,836,601	1.77	0.44	2.15	96

—		16.02	5.65	63,057,312	0.99	1.71	1.23	42
—		15.29	(3.20)	49,093,956	0.95	1.54	1.23	83
—	(i)	16.57	16.43	56,669,731	0.96	1.77	1.24	112
—	(i)	14.50	(2.40)	32,107,551	0.88	1.24	1.26	96

—		16.02	5.57	971,512,423	1.14	1.43	1.38	42
—		15.29	(3.35)	998,864,285	1.10	1.41	1.38	83
—	(i)	16.57	16.26	1,188,128,817	1.11	1.62	1.40	112
—	(i)	14.50	(2.51)	972,699,593	1.01	1.20	1.41	96

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Access Growth Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$15.36	$0.07	(h)	$0.98	$1.05	$(0.08)	$—	$(0.08)
Year Ended June 30, 2012	17.14	0.14	(h)	(1.19)	(1.05)	(0.14)	(0.59)	(0.73)
Year Ended June 30, 2011	14.43	0.12	(h)	2.72	2.84	(0.13)	—	(0.13)
September 30, 2009 (j) through June 30, 2010	15.00	0.06	(h)	(0.54)	(0.48)	(0.09)	—	(0.09)

Class C
Six Months Ended December 31, 2012 (Unaudited)	15.29	0.02	(h)	0.97	0.99	(0.04)	—	(0.04)
Year Ended June 30, 2012	17.09	0.07	(h)	(1.18)	(1.11)	(0.10)	(0.59)	(0.69)
Year Ended June 30, 2011	14.41	0.04	(h)	2.71	2.75	(0.07)	—	(0.07)
January 4, 2010 (k) through June 30, 2010	15.69	—	(h)(i)	(1.27)	(1.27)	(0.01)	—	(0.01)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	15.38	0.11	(h)	0.97	1.08	(0.11)	—	(0.11)
Year Ended June 30, 2012	17.16	0.21	(h)	(1.19)	(0.98)	(0.21)	(0.59)	(0.80)
Year Ended June 30, 2011	14.44	0.19	(h)	2.72	2.91	(0.19)	—	(0.19)
September 30, 2009 (j) through June 30, 2010	15.00	0.09	(h)	(0.53)	(0.44)	(0.12)	—	(0.12)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	15.38	0.09	(h)	0.98	1.07	(0.10)	—	(0.10)
Year Ended June 30, 2012	17.16	0.19	(h)	(1.20)	(1.01)	(0.18)	(0.59)	(0.77)
Year Ended June 30, 2011	14.44	0.16	(h)	2.73	2.89	(0.17)	—	(0.17)
September 30, 2009 (j) through June 30, 2010	15.00	0.11	(h)	(0.57)	(0.46)	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)(g)

$—		$16.33	6.82%	$11,827,878	1.43%	0.86%	1.64%	41%
—		15.36	(5.94)	12,486,295	1.36	0.92	1.64	82
—	(i)	17.14	19.69	16,385,606	1.36	0.75	1.66	108
—	(i)	14.43	(3.27)	8,538,523	1.31	0.55	1.69	88

—		16.24	6.49	22,884,433	1.93	0.29	2.14	41
—		15.29	(6.33)	28,728,184	1.86	0.43	2.14	82
—	(i)	17.09	19.09	36,338,504	1.86	0.23	2.16	108
—	(i)	14.41	(8.12)	19,365,449	1.80	0.02	2.18	88

—		16.35	7.03	35,445,033	1.03	1.38	1.24	41
—		15.38	(5.53)	29,951,431	0.95	1.37	1.24	82
—	(i)	17.16	20.20	41,466,055	0.97	1.11	1.25	108
—	(i)	14.44	(2.99)	9,568,910	0.89	0.80	1.30	88

—		16.35	6.95	749,314,174	1.18	1.13	1.39	41
—		15.38	(5.68)	750,199,631	1.10	1.20	1.39	82
—	(i)	17.16	20.02	881,554,549	1.11	0.98	1.41	108
—	(i)	14.44	(3.09)	568,419,048	1.03	0.93	1.45	88

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Access Balanced Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Access Growth Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The Investment objective of the Access Balanced Fund is to seek total return.

The Investment objective of the Access Growth Fund is to seek capital appreciation.

Select Class Shares are publicly offered on a limited basis. Effective November 30, 2009, Institutional Class Shares were publicly offered on a limited basis. Effective January 4, 2010, Class A Shares and Class C Shares were publicly offered on a limited basis. Prior to November 30, 2009 and January 4, 2010, Institutional Shares and Class A Shares, respectively, were not publicly offered for investment. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in each Fund’s prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each fund’s net asset value per share as of the report date. Structured notes are priced generally at the bid received from the issuer of such note. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange, including investments in Exchange Traded Funds, shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

See Note 2.D. for further details on structured notes.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management

44	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless a Fund’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”):

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$19,072,545	$6,515,688	$69,948	$25,658,181
Consumer Staples	9,081,441	10,708,544	—	19,789,985
Energy	17,447,439	2,311,805	—	19,759,244
Financials	14,742,456	4,749,790	—	19,492,246
Health Care	13,735,894	5,506,112	—	19,242,006
Industrials	18,111,534	5,867,134	—	23,978,668
Information Technology	19,574,218	4,287,238	—	23,861,456
Materials	4,535,646	4,671,947	—	9,207,593
Telecommunication Services	638,488	1,621,079	—	2,259,567
Utilities	1,125,555	527,710	—	1,653,265

Total Common Stocks	118,065,216	46,767,047	69,948	164,902,211

Preferred Stocks
Telecommunication Services	—	155,367	—	155,367

Total Preferred Stocks	—	155,367	—	155,367

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

Access Balanced Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Debt Securities
Corporate Bonds
Consumer Discretionary	$—	$10,072,739	$182,500	$10,255,239
Consumer Staples	—	2,119,015	—	2,119,015
Energy	—	4,583,162	—	4,583,162
Financials	—	1,207,329	—	1,207,329
Health Care	—	2,843,938	—	2,843,938
Industrials	—	4,229,803	—	4,229,803
Information Technology	—	1,959,563	—	1,959,563
Materials	—	1,545,902	—	1,545,902
Telecommunication Services	—	4,465,797	—	4,465,797
Utilities	—	1,307,550	—	1,307,550

Total Corporate Bonds	—	34,334,798	182,500	34,517,298

Loan Participations & Assignments
Consumer Discretionary	—	503,916	—	503,916
Energy	—	150,038	—	150,038
Financials	—	685,809	—	685,809
Industrials	—	707,480	—	707,480
Materials	—	251,245	—	251,245

Total Loan Participations & Assignments	—	2,298,488	—	2,298,488

Investment Company	802,102,101	—	—	802,102,101
Structured Notes	—	56,661,604	—	56,661,604

Total Investments in Securities	$920,167,317	$140,217,304	$252,448	$1,060,637,069

Access Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$18,000,564	$6,083,873	$71,078	$24,155,515
Consumer Staples	9,591,717	9,977,993	—	19,569,710
Energy	16,191,278	2,201,526	—	18,392,804
Financials	14,404,399	4,795,567	—	19,199,966
Health Care	11,760,964	5,027,875	—	16,788,839
Industrials	17,901,159	5,991,004	—	23,892,163
Information Technology	17,720,497	4,342,547	—	22,063,044
Materials	4,261,591	4,665,487	—	8,927,078
Telecommunication Services	471,038	1,459,224	—	1,930,262
Utilities	207,386	540,025	—	747,411

Total Common Stocks	110,510,593	45,085,121	71,078	155,666,792

Preferred Stocks
Telecommunication Services	—	182,331	—	182,331

Total Preferred Stocks	—	182,331	—	182,331

Debt Securities
Corporate Bonds
Consumer Discretionary	—	3,606,826	109,500	3,716,326
Consumer Staples	—	561,242	—	561,242
Energy	—	1,955,937	—	1,955,937
Financials	—	754,924	—	754,924
Health Care	—	1,273,813	—	1,273,813
Industrials	—	1,792,918	—	1,792,918

46	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

Access Growth Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Information Technology	$—	$763,125	$—	$763,125
Materials	—	580,573	—	580,573
Telecommunication Services	—	2,046,713	—	2,046,713
Utilities	—	472,400	—	472,400

Total Corporate Bonds	—	13,808,471	109,500	13,917,971

Loan Participations & Assignments
Consumer Discretionary	—	101,181	—	101,181
Financials	—	114,577	—	114,577
Industrials	—	252,563	—	252,563
Materials	—	100,498	—	100,498

Total Loan Participations & Assignments	—	568,819	—	568,819

Investment Company	601,112,637	—	—	601,112,637
Structured Notes	—	50,121,553	—	50,121,553

Total Investments in Securities	$711,623,230	$109,766,295	$180,578	$821,570,103

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Access Balanced Fund	Balance as of 06/30/2012	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases (1)	Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/2012
Investments in Securities
Common Stock — Consumer Discretionary	$67,452	$—	$2,496	$—	$—	$—	$—	$—	$69,948
Corporate Bonds — Consumer Discretionary	188,750	—	(6,203)	(47)	—	—	—	—	182,500
Corporate Bonds — Health Care	358,750	7,899	(1,212)	(124)	—	(365,313)	—	—	—

Total	$614,952	$7,899	$(4,919)	$(171)	$—	$(365,313)	$—	$—	$252,448

Access Growth Fund	Balance as of 6/30/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases (1)	Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/2012
Investments in Securities
Common Stock — Consumer Discretionary	$68,542	$—	$2,536	$—	$—	$—	$—	$—	$71,078
Corporate Bond — Consumer Discretionary	113,250	—	(3,727)	(23)	—	—	—	—	109,500

Total	$181,792	$—	$(1,191)	$(23)	$—	$—	$—	$—	$180,578

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2012, which were valued using significant unobservable inputs (Level 3) was as follows:

Access Balanced Fund	$(3,707)
Access Growth Fund	(1,191)

This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of December 31, 2012, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Security Act.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2012:

	Value	Percentage
Access Balanced Fund	$252,448	0.0	%(a)
Access Growth Fund	180,578	0.0	(a)

(a)	Amount rounds to less than 0.1%.

C. Loan Participations and Assignments — The Funds invest in loan participations and assignments of all or a portion of the loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Funds have direct rights against the borrower on a loan when they purchase an assignment; provided, however, that the Funds’ rights may be more limited than the lender from which it acquired the assignment and the Funds may be able to enforce their rights only through an administrative agent. As a result, the Funds assume the credit risk of the borrower and the Selling Participant and any other persons interpositioned between the Funds and the borrower (“Intermediate Participants”). Although certain loan participations and assignments are secured by collateral, the Funds could experience delays or limitations in realizing on such collateral or have their interest subordinated to other indebtedness of the obligor. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

D. Structured Notes — The Funds invest in structured notes, whose values may be linked to the performance of underlying stock market indices, foreign currencies or other financial instruments. Structured notes are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. Structured notes are valued daily, under procedures approved by the Trustees, based upon values provided by the issuer of the note. The value of these notes will rise and fall in response to changes in the underlying instrument, and various other market and economic factors. Changes in the value of structured notes are recorded as unrealized appreciation or depreciation in the Statements of Operations. The Funds record a realized gain or loss when a structured note is sold or matures.

Investments in structured notes entail varying degrees of risk. While some structured notes offer full or partial principal protection, others can subject the Funds to a loss of their full principal investment amount. The Funds may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to an issuer’s ability to make payment at maturity; a greater degree of market risk than other types of debt securities because the investor bears the risks associated with the underlying financial instruments; liquidity risk related to a lack of a liquid market for these notes, preventing the Funds from trading or selling the notes easily.

Certain notes held by the Funds include automatic call provisions, which allow an issuer the right to redeem the note prior to maturity. The Funds also hold notes that are subject to a stated maximum return, which may limit the payment amount at maturity, regardless of the performance of the underlying financial instrument. Structured notes may also yield a return, positive or negative, at a multiple of the underlying financial instruments. The Funds’ risk of loss associated with these structured notes is limited to the principal investment amount.

E. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by JPMIM or their affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the tables below are distributions of realized gains, if any, by the Underlying Funds:

	For the year ended December 31, 2012
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain(Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
Access Balanced
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$8,280,943	$—	$—	$—	$—	515,304	$7,219,415
JPMorgan Core Bond Fund, Class R6 Shares	60,289,107	44,700,000	—	118,408	1,069,712	8,714,136	105,179,619
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	59,200,000	—	33,363	941,833	6,979,657	59,396,879

48	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

	For the year ended December 31, 2012
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain(Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
JPMorgan Equity Income Fund, Class R6 Shares	$39,030,281	$—	$40,120,758	$7,020,917	$103,171	—	$—
JPMorgan Floating Rate Income Fund, Select Class Shares	32,192,206	—	15,000,000	374,233	502,288	1,772,104	17,703,319
JPMorgan Growth Advantage Fund, Class R5 Shares	28,735,120	—	29,559,576	8,513,473	—	—	—
JPMorgan High Yield Fund, Class R6 Shares	24,187,071	19,300,000	23,600,000	824,222	1,230,280	2,591,530	21,069,138
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	39,830,706	—	—	187,992	324,768	3,732,962	40,353,321
JPMorgan International Currency Income Fund, Select Class Shares	—	36,700,000	36,568,263	(131,737)	—	—	—
JPMorgan International Value Fund, Class R6 Shares	—	15,100,000	3,300,000	204,124	361,004	1,044,179	13,490,787
JPMorgan Large Cap Growth Fund, Class R6 Shares	28,018,511	11,100,000	—	—	247,162	1,635,645	39,402,682
JPMorgan Mid Cap Core Fund, Class R6 Shares	13,198,798	—	13,825,827	933,356	—	—	—
JPMorgan Multi-Sector Income Fund, Class R6 Shares	48,201,416	9,600,000	16,100,000	169,792	900,989	4,178,947	42,708,834
JPMorgan Prime Money Market Fund, Institutional Class Shares	127,681,938	276,383,937	336,071,216	—	47,455	67,994,659	67,994,659
JPMorgan Realty Income Fund, Class R5 Shares	24,767,584	—	10,600,000	513,464	123,899	1,222,890	14,234,440
JPMorgan Short Duration Bond Fund, Class R6 Shares	85,159,983	—	85,443,545	497,691	275,748	—	—
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	21,712,976	—	—	6,201	425,267	1,873,423	22,181,332
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	33,210,481	—	—	1,515,176	328,152	1,543,955	34,244,931
JPMorgan Value Advantage Fund, Institutional Class Shares	—	25,900,000	—	106,256	311,955	1,230,105	26,164,340

	$614,497,121			$20,886,931	$7,193,683		$511,343,696

	For the year ended December 31, 2012
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain(Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
Access Growth
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$5,806,833	$—	$800,000	$15,954	$—	308,645	$4,324,120
JPMorgan Core Bond Fund, Class R6 Shares	28,177,542	—	—	36,208	413,271	2,348,128	28,341,911
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	17,200,000	—	9,724	284,493	2,034,307	17,311,954
JPMorgan Equity Income Fund, Class R6 Shares	13,547,768	—	13,827,191	27,191	96,671	—	—
JPMorgan Floating Rate Income Fund, Select Class Shares	13,680,243	1,600,000	6,600,000	84,355	222,713	890,425	8,895,343
JPMorgan Growth Advantage Fund, Class R5 Shares	39,084,987	—	40,005,701	8,916,911	—	—	—

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

	For the year ended December 31, 2012
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain(Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
JPMorgan High Yield Fund, Class R6 Shares	$13,034,634	$6,599,999	$10,200,000	$293,524	$549,792	1,232,041	$10,016,493
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	20,842,824	—	4,400,000	101,977	143,486	1,543,986	16,690,492
JPMorgan International Currency Income Fund, Select Class Shares	—	17,500,000	17,447,688	(52,312)	—	—	—
JPMorgan International Value Fund, Class R6 Shares	17,677,582	—	5,900,000	(668,898)	361,947	1,046,906	13,526,024
JPMorgan Large Cap Growth Fund, Class R6 Shares	29,922,936	13,600,000	—	—	274,463	1,816,313	43,754,989
JPMorgan Mid Cap Core Fund, Class R6 Shares	15,005,090	—	15,579,942	974,546	—	—	—
JPMorgan Multi-Sector Income Fund, Class R6 Shares	18,292,098	9,000,000	3,300,000	48,434	414,461	2,386,193	24,386,896
JPMorgan Prime Money Market Fund, Institutional Class Shares	72,266,005	232,620,096	258,576,111	—	31,123	46,309,990	46,309,990
JPMorgan Realty Income Fund, Class R5 Shares	17,062,846	—	8,200,000	885,291	83,039	764,295	8,896,393
JPMorgan Short Duration Bond Fund, Class R6 Shares	12,668,000	3,300,000	16,030,875	39,801	51,726	—	—
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	9,500,000	4,800,000	—	4,058	208,282	1,225,879	14,514,411
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	41,140,764	—	4,100,001	1,799,851	367,212	1,727,730	38,321,062
JPMorgan Value Advantage Fund, Institutional Class Shares	21,501,836	22,600,000	5,800,000	489,940	466,617	1,839,972	39,136,203

	$389,211,988			$13,006,555	$3,969,296		$314,426,281

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

50	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

The Funds invest in Underlying Funds and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisors and the Advisor is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.00% of each Funds’ average daily net assets. Effective March 1, 2013, JPMIM and JPMPI have contractually agreed to lower the investment advisory fee and the sub-advisory fee, respectively, for each Fund by 0.25% through November 1, 2014.

J.P. Morgan Private Investments Inc. (“JPMPI”), a wholly-owned subsidiary of JPMorgan, Capital Guardian Trust Company — Personal Investment Management Division (“Capital Guardian”), Fiduciary Management, Inc. (“FMI”), Manning and Napier Advisors, LLC (“Manning & Napier”), Osterweis Capital Management, LLC (“Osterweis”), Shenkman Capital Management, Inc. (“Shenkman”), Tamro Capital Partners, LLC (“TAMRO”) and TimesSquare Capital Management, LLC (“TimesSquare”) are sub-advisors for the Funds. Prior to December 7, 2012, Tradewinds Global Investors, LLC (“Tradewinds”) was a sub-advisor for the Funds. On December 7, 2012, the Advisor terminated its investment sub-advisory agreement with Tradewinds. Each is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Advisor, subject to review of the Board of Trustees. The Advisor monitors and evaluates the sub-advisors to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreements for each Fund, the Advisor pays JPMPI a monthly sub-advisory fee at the annual rate of 0.95% of the portion of each Fund’s average daily net assets managed by JPMPI.

At December 31, 2012, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	83.3%	82.4%
Capital Guardian	3.9	5.3
FMI	2.7	3.9
Manning & Napier	3.1	3.9
Osterweis	1.5	—
Shenkman	3.5	1.8
TAMRO	0.6	1.3
TimesSquare	1.4	1.4

The Funds and the Advisor have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Advisor is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisors without such agreements being approved by the shareholders of the Funds. As such, the Funds and Advisor may hire, terminate, or replace non-affiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisors.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waiver and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2012, the Distributor retained the following amounts:

Front-End Sales Charge
Access Balanced Fund	$70
Access Growth Fund	22

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	0.25%	0.25%	0.10%	0.25%
Access Growth Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	1.75%	2.25%	1.35%	1.50%
Access Growth Fund	1.75	2.25	1.35	1.50

The expense limitation agreements were in effect for the six months ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013.

The Underlying Funds may impose separate investment advisory and a shareholder servicing fees. To avoid charging an investment advisory fee and a shareholder servicing fee at an effective rate above 1.00% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Select Class Shares and 0.10% for shareholder servicing on affiliated investments for Institutional Class Shares, the Advisor

52	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

and Distributor will waive investment advisory and shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated shareholder servicing fees charged by the affiliated Underlying Funds. These waivers are included in the voluntary waivers amounts below.

For the six months ended December 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Voluntary Waivers
	Investment Advisory	Shareholder Servicing	Total
Access Balanced Fund	$1,213,473	$54,630	$1,268,103
Access Growth Fund	840,360	23,141	863,501

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2012, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended December 31, 2012, the Access Balanced Fund and Access Growth Fund incurred $134 and $108 respectively in brokerage commissions with broker-dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$436,859,870	$412,692,115
Access Growth Fund	316,911,704	313,544,513

During the six months ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$998,516,853	$68,567,192	$6,446,976	$62,120,216
Access Growth Fund	765,235,955	60,620,722	4,286,574	56,334,148

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

At June 30, 2012, the Funds had the following post-enactment net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Access Balanced Fund	$20,627,490	$—
Access Growth Fund	21,700,538	—

At June 30, 2012, the Funds had no pre-enactment net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012, or at any time during the six months then ended. Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging market securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and Exchange Traded Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements as appropriate.

54	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012 and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Access Balanced Fund
Class A
Actual	$1,000.00	$1,054.30	$7.20	1.39%
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class C
Actual	1,000.00	1,051.80	9.77	1.89
Hypothetical	1,000.00	1,015.68	9.60	1.89
Institutional Class
Actual	1,000.00	1,056.50	5.13	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Select Class
Actual	1,000.00	1,055.70	5.91	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14

Access Growth Fund
Class A
Actual	1,000.00	1,068.20	7.45	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Class C
Actual	1,000.00	1,064.90	10.05	1.93
Hypothetical	1,000.00	1,015.48	9.80	1.93
Institutional Class
Actual	1,000.00	1,070.30	5.37	1.03
Hypothetical	1,000.00	1,020.01	5.24	1.03
Select Class
Actual	1,000.00	1,069.50	6.16	1.18
Hypothetical	1,000.00	1,019.26	6.01	1.18

*	Expenses are equal to each classes’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreements with J.P. Morgan Investment Management Inc. and the sub-advisory agreements with J.P. Morgan Private Investments Inc., Capital Guardian Trust Company, Fiduciary Management, Inc., Manning & Napier Advisors, Inc., Osterweis Capital Management, LLC, Shenkman Capital Management, Inc., TAMRO Capital Partners LLC and TimesSquare Capital Management, LLC for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreements.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity

56	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds, including the benefits received by the Advisor and its affiliates in connection with each Fund’s investments in the underlying J.P. Morgan Funds in which each Fund invests. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities in certain of the underlying J.P. Morgan Funds that invest primarily in U.S. equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting

DECEMBER 31, 2012	JPMORGAN ACCESS FUNDS	57

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(continued)

mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:

The Trustees noted that the Access Balanced Fund’s performance was in the fifth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, including the brief performance history of and difficulty in assigning a representative peer group to the Fund, concluded that the performance was reasonable. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Access Growth Fund’s performance was in the fifth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, including the brief performance history of and difficulty in assigning a representative peer group to the Fund concluded that the performance was reasonable. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund (“Universe Group”). The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the fifth quintile of their Universe Group. The Trustees also considered information provided by JPMFM related to the sub-advisory structure for the Fund and, in light of this information, concluded that the advisory fee was reasonable.

The Trustees noted that the Access Growth Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the fifth quintile of their Universe Group. The Trustees also considered information provided by JPMFM related to the sub-advisory structure for the Fund and, in light of this information, concluded that the advisory fee was reasonable.

58	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	SAN-ACCESS-1212

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2012 (Unaudited)

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the six months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. Treasury Yields Remain Low

Yields for U.S. Treasury securities remained at historically low levels throughout the six-month period. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended December 31, 2012.

International Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the six months ended December 31, 2012.

Investment Implications for the U.S. Debt and Deficit Negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Accommodative policies from the U.S. Federal Reserve and improving economic data helped U.S. equity markets rally during the reporting period. In September, The U.S. Federal Reserve announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the equity rally but U.S. stocks across most market capitalizations and investment styles finished the reporting period with gains. The Russell 1000 Index returned 6.44% for the six months ended December 31, 2012, while the Russell 3000 Index returned 6.49% for the same period.

U.S. large-cap value stocks outperformed U.S. large-cap growth stocks, as the Russell 1000 Value Index returned 8.13% versus the 4.71% return for the Russell 1000 Growth Index during the six months ended December 31, 2012. U.S. mid-cap stocks outperformed U.S. large-cap stocks as the Russell Midcap Index returned 8.62%.

Intrepid Investment Philosophy and Process

The JPMorgan Intrepid Investment Team (the “Team”) employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting attractively valued stocks that they believe possess strong fundamentals and momentum characteristics, and look to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. Portfolios are constructed with limited sector bets so that stock selection is typically the primary driver of relative performance.

During the reporting period, each of the Funds were managed and positioned in accordance with this investment philosophy and process.

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.82%
Russell 1000 Index	6.44%

Net Assets as of 12/31/2012 (In Thousands)	$1,904,060

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the consumer discretionary and materials sectors was the primary contributor to relative performance. The Fund’s stock selection in the information technology and energy sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Gilead Sciences, Inc., LyondellBasell Industries N.V. and Ford Motor Co. Shares of biotechnology company Gilead Sciences, Inc. benefited from the company’s growing drug pipeline as a result of its recent acquisitions, as well as positive clinical results for several of the company’s drugs. Shares of LyondellBasell Industries N.V. benefited as the chemical manufacturing company posted strong quarterly earnings during the reporting period. Shares of vehicle manufacturer Ford Motor Co. benefited from recovering car and truck sales in the U.S., as well as growing sales in emerging markets.

Individual detractors from relative performance included the Fund’s positions in Vertex Pharmaceuticals, Inc. and Microsoft Corp. Shares of Vertex Pharmaceuticals, Inc. declined following the announcement of a class action lawsuit against the biotechnology company. Shares of Microsoft Corp. declined after the software company reported disappointing third-quarter results. The Fund’s underweight position versus the Benchmark in Google, Inc. also detracted from relative performance as the stock benefited from investors’ optimism surrounding increased spending on internet search advertising.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.7%
2.	Exxon Mobil Corp.	3.3
3.	Chevron Corp.	2.8
4.	Pfizer, Inc.	2.7
5.	Microsoft Corp.	2.7
6.	Philip Morris International, Inc.	2.2
7.	Wells Fargo & Co.	2.1
8.	International Business Machines Corp.	2.0
9.	Amgen, Inc.	1.9
10.	Gilead Sciences, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.7%
Financials	14.0
Consumer Discretionary	12.4
Health Care	11.5
Energy	10.2
Industrials	9.9
Consumer Staples	9.3
Materials	4.7
Telecommunication Services	3.2
Utilities	3.1
Short-Term Investment	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		6.68%	16.76%	0.83%	8.13%
With Sales Charge**		1.07	10.62	(0.25)	7.54
CLASS C SHARES	2/19/05
Without CDSC		6.42	16.19	0.33	7.70
With CDSC***		5.42	15.19	0.33	7.70
CLASS R2 SHARES	11/3/08	6.55	16.46	0.62	8.02
CLASS R5 SHARES	5/15/06	6.94	17.28	1.30	8.49
SELECT CLASS SHARES	2/28/03	6.82	17.03	1.08	8.34

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from February 28, 2003 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.07%
Russell 1000 Growth Index	4.71%

Net Assets as of 12/31/2012 (In Thousands)	$651,220

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index for the six months ended December 31, 2012. The Fund’s stock selection in the health care and consumer discretionary sectors was the primary contributor to relative performance. The Fund’s stock selection in the information technology and energy sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Gilead Sciences, Inc., LyondellBasell Industries N.V. and PulteGroup, Inc. Shares of biotechnology company Gilead Sciences, Inc. benefited from the company’s growing drug pipeline as a result of its recent acquisitions, as well as positive clinical results for several of the company’s drugs. Shares of LyondellBasell Industries N.V. benefited as the chemical manufacturing company posted strong quarterly earnings during the reporting period. Shares of homebuilder PulteGroup, Inc. increased after the U.S. housing market showed signs of recovery.

Individual detractors from relative performance included the Fund’s positions in Microsoft Corp. and Western Union Co. Shares of Microsoft Corp. declined after the software company reported disappointing third-quarter results. Shares of Western Union Co. declined after the payment services company lowered its expectations for its fiscal 2012 revenue. The Fund’s underweight position versus the Benchmark in Google, Inc. also detracted from relative performance as the stock benefited from investors’ optimism surrounding increased spending on internet search advertising.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	8.3%
2.	International Business Machines Corp.	4.1
3.	Microsoft Corp.	4.0
4.	Philip Morris International, Inc.	3.2
5.	Home Depot, Inc. (The)	2.5
6.	Amgen, Inc.	2.4
7.	Gilead Sciences, Inc.	2.3
8.	Visa, Inc., Class A	1.9
9.	Honeywell International, Inc.	1.9
10.	QUALCOMM, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.4%
Consumer Discretionary	15.5
Consumer Staples	12.1
Health Care	11.9
Industrials	11.3
Financials	4.9
Materials	4.4
Energy	4.1
Telecommunication Services	2.4
Short-Term Investment	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		4.98%	15.66%	1.81%	8.15%
With Sales Charge**		(0.55)	9.58	0.72	7.56
CLASS C SHARES	2/19/05
Without CDSC		4.68	15.10	1.30	7.71
With CDSC***		3.68	14.10	1.30	7.71
CLASS R2 SHARES	11/3/08	4.81	15.36	1.60	8.03
CLASS R5 SHARES	5/15/06	5.22	16.22	2.27	8.50
SELECT CLASS SHARES	2/28/03	5.07	15.95	2.07	8.36

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from February 28, 2003 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursement, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.76%
Russell Midcap Index	8.62%

Net Assets as of 12/31/2012 (In Thousands)	$423,384

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index for the six months ended December 31, 2012. The Fund’s stock selection in the industrial cyclical and real estate investment trusts (REITs) sectors was the primary detractor from relative performance. The Fund’s stock selection in the health services and systems and consumer cyclical sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Vertex Pharmaceuticals, Inc., Lorillard, Inc. and ITT Educational Services, Inc. Shares of Vertex Pharmaceu-

ticals, Inc. declined following the announcement of a class action lawsuit against the biotechnology company. Shares of tobacco company Lorillard, Inc. declined on concerns about potential menthol regulation. Shares of ITT Educational Services, Inc., a provider of postsecondary degree programs, declined as lower student enrollment hurt the company’s earnings.

Individual contributors to relative performance included the Fund’s positions in PulteGroup, Inc., Constellation Brands, Inc. and Workday, Inc. Shares of homebuilder PulteGroup, Inc. increased after the U.S. housing market showed signs of recovery. Shares of Constellation Brands, Inc., which markets and sells alcoholic beverages, benefited after the company increased its expectations for earnings. Shares of Workday, Inc., a provider of enterprise cloud-based applications, benefited from the company’s better-than-expected third-quarter sales.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Constellation Brands, Inc., Class A	2.0%
2.	Lorillard, Inc.	1.8
3.	Discover Financial Services	1.6
4.	Macy’s, Inc.	1.6
5.	PPG Industries, Inc.	1.6
6.	PulteGroup, Inc.	1.5
7.	CBS Corp. (Non-Voting), Class B	1.5
8.	Alliance Data Systems Corp.	1.5
9.	Cooper Cos., Inc. (The)	1.4
10.	Wyndham Worldwide Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.4%
Consumer Discretionary	16.6
Information Technology	14.6
Industrials	10.9
Health Care	10.6
Consumer Staples	6.6
Energy	6.5
Materials	6.0
Utilities	5.8
Telecommunication Services	1.5
U.S. Treasury Obligation	0.2
Short-Term Investment	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		7.58%	15.83%	2.10%	8.48%
With Sales Charge**		1.94	9.72	1.00	7.90
CLASS B SHARES	9/23/96
Without CDSC		7.20	15.13	1.42	7.91
With CDSC***		2.20	10.13	1.04	7.91
CLASS C SHARES	3/22/99
Without CDSC		7.20	15.15	1.44	7.78
With CDSC****		6.20	14.15	1.44	7.78
SELECT CLASS SHARES	6/1/91	7.76	16.18	2.36	8.76

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.56%
Russell 3000 Index	6.49%

Net Assets as of 12/31/2012 (In Thousands)	$11,635

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Multi Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 3000 Index for the six months ended December 31, 2012. The Fund’s stock selection in the consumer discretionary and consumer staples sectors was the main contributor to relative performance. The Fund’s stock selection in the information technology and health care sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Constellation Brands, Inc., Expedia, Inc., and Ford Motor Co. Shares of Constellation Brands, Inc., which markets and sells alcoholic beverages, benefited after the company increased its expectations for earnings. Shares of Expedia, Inc., an online travel company, benefited from the company’s better-than-expected earnings. Shares of vehicle manufacturer Ford Motor Co. benefited from recovering car and truck sales in the U.S., as well as growing sales in emerging markets.

Individual detractors from relative performance included the Fund’s positions in Vertex Pharmaceuticals, Inc., Best Buy Co., Inc. and UnitedHealth Group, Inc. Shares of Vertex Pharmaceuticals, Inc. declined following the announcement of a class action lawsuit against the biotechnology company. Shares of consumer electronics retailer Best Buy Co., Inc. decreased following the company’s disappointing second-quarter earnings. Shares of insurer UnitedHealth Group, Inc. declined due to uncertainty surrounding federal healthcare reform.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.1%
2.	Exxon Mobil Corp.	3.4
3.	Pfizer, Inc.	3.0
4.	Chevron Corp.	2.5
5.	Microsoft Corp.	2.4
6.	Constellation Brands, Inc., Class A	2.1
7.	UnitedHealth Group, Inc.	2.0
8.	Time Warner Cable, Inc.	1.9
9.	Home Depot, Inc. (The)	1.8
10.	CVS Caremark Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.8%
Financials	14.2
Consumer Discretionary	14.0
Health Care	13.4
Consumer Staples	11.2
Energy	10.7
Industrials	7.3
Materials	4.1
Utilities	3.0
Telecommunication Services	2.7
Short-Term Investment	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		6.47%	18.98%	0.55%	7.84%
With Sales Charge**		0.88	12.71	(0.53)	7.25
CLASS C SHARES	2/19/05
Without CDSC		6.18	18.35	0.04	7.41
With CDSC***		5.18	17.35	0.04	7.41
SELECT CLASS SHARES	2/28/03	6.56	19.21	0.80	8.05

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from February 28, 2003 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	9.01%
Russell 1000 Value Index	8.13%

Net Assets as of 12/31/2012 (In Thousands)	$906,282

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index for the six months ended December 31, 2012. The Fund’s stock selection in the financials and materials sectors was the main contributor to relative performance. The Fund’s stock selection in the consumer staples and telecommuni-

cations services sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in LyondellBasell Industries N.V., Citigroup, Inc. and Gilead Sciences, Inc. Shares of LyondellBasell Industries N.V. benefited as the chemical manufacturing company posted strong quarterly earnings during the reporting period. Shares of Citigroup, Inc. benefited as investors reacted positively to the financial service company’s restructuring plan. Shares of biotechnology company Gilead Sciences, Inc. benefited from the company’s growing drug pipeline as a result of its recent acquisitions, as well as positive clinical results for several of the company’s drugs.

Individual detractors from relative performance included the Fund’s positions in Best Buy Co., Inc., Vertex Pharmaceuticals, Inc. and Pitney Bowes Inc. Shares of consumer electronics retailer Best Buy Co., Inc. decreased following the company’s disappointing second-quarter earnings. Shares of Vertex Pharmaceuticals, Inc. declined following the announcement of a class action lawsuit against the biotechnology company. Shares of office equipment provider Pitney Bowes Inc. declined as a result of the company’s diminishing sales.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	5.4%
2.	Pfizer, Inc.	4.0
3.	Wells Fargo & Co.	3.3
4.	Chevron Corp.	2.9
5.	Citigroup, Inc.	2.7
6.	Bank of America Corp.	2.3
7.	AT&T, Inc.	2.3
8.	ConocoPhillips	2.1
9.	Cisco Systems, Inc.	1.7
10.	Marathon Oil Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.7%
Energy	15.6
Health Care	11.9
Consumer Discretionary	8.6
Industrials	7.5
Information Technology	7.2
Consumer Staples	6.4
Utilities	5.9
Materials	3.7
Telecommunication Services	3.6
Short-Term Investment	4.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		8.93%	17.96%	0.71%	8.78%
With Sales Charge**		3.20	11.75	(0.37)	8.19
CLASS C SHARES	2/19/05
Without CDSC		8.68	17.41	0.21	8.35
With CDSC***		7.68	16.41	0.21	8.35
CLASS R2 SHARES	11/3/08	8.83	17.69	0.51	8.67
CLASS R5 SHARES	5/15/06	9.13	18.40	1.12	9.12
CLASS R6 SHARES	11/30/10	9.15	18.45	1.14	9.13
SELECT CLASS SHARES	2/28/03	9.01	18.11	0.91	8.97

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from February 28, 2003 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.9%
	Consumer Discretionary — 12.4%
	Auto Components — 0.2%
288	Goodyear Tire & Rubber Co. (The) (a)	3,983

	Automobiles — 1.4%
1,980	Ford Motor Co.	25,640

	Diversified Consumer Services — 0.4%
436	H&R Block, Inc.	8,095

	Hotels, Restaurants & Leisure — 1.4%
160	Bally Technologies, Inc. (a)	7,162
231	Brinker International, Inc.	7,162
66	Six Flags Entertainment Corp.	4,045
159	Wyndham Worldwide Corp.	8,466

		26,835

	Household Durables — 0.7%
162	Jarden Corp. (a)	8,375
261	PulteGroup, Inc. (a)	4,747

		13,122

	Internet & Catalog Retail — 0.4%
130	Expedia, Inc.	7,988

	Media — 3.0%
376	CBS Corp. (Non-Voting), Class B	14,303
506	Gannett Co., Inc.	9,111
147	Time Warner Cable, Inc.	14,307
372	Viacom, Inc., Class B	19,619

		57,340

	Multiline Retail — 2.0%
105	Dillard’s, Inc., Class A	8,796
753	Macy’s, Inc.	29,398

		38,194

	Specialty Retail — 2.2%
250	Gap, Inc. (The)	7,748
488	Home Depot, Inc. (The)	30,201
82	TJX Cos., Inc.	3,498

		41,447

	Textiles, Apparel & Luxury Goods — 0.7%
211	Hanesbrands, Inc. (a)	7,547
46	PVH Corp.	5,051

		12,598

	Total Consumer Discretionary	235,242

	Consumer Staples — 9.3%
	Beverages — 0.8%
232	Constellation Brands, Inc., Class A (a)	8,220

SHARES	SECURITY DESCRIPTION	VALUE($)

	Beverages — Continued
170	Molson Coors Brewing Co., Class B	7,270

		15,490

	Food & Staples Retailing — 2.4%
454	CVS Caremark Corp.	21,927
335	Walgreen Co.	12,391
179	Wal-Mart Stores, Inc.	12,220

		46,538

	Food Products — 1.8%
68	Campbell Soup Co.	2,365
259	ConAgra Foods, Inc.	7,640
447	Dean Foods Co. (a)	7,375
187	General Mills, Inc.	7,549
84	JM Smucker Co. (The)	7,244
101	Tyson Foods, Inc., Class A	1,950

		34,123

	Household Products — 1.5%
108	Energizer Holdings, Inc.	8,630
234	Kimberly-Clark Corp.	19,782

		28,412

	Personal Products — 0.4%
179	Nu Skin Enterprises, Inc., Class A	6,636

	Tobacco — 2.4%
146	Altria Group, Inc.	4,590
494	Philip Morris International, Inc.	41,335

		45,925

	Total Consumer Staples	177,124

	Energy — 10.2%
	Energy Equipment & Services — 0.9%
246	National Oilwell Varco, Inc.	16,787

	Oil, Gas & Consumable Fuels — 9.3%
496	Chevron Corp.	53,670
303	ConocoPhillips	17,554
726	Exxon Mobil Corp.	62,848
322	Marathon Oil Corp.	9,885
27	Marathon Petroleum Corp.	1,707
139	Occidental Petroleum Corp.	10,672
151	Phillips 66	8,034
106	Tesoro Corp.	4,660
307	Western Refining, Inc.	8,666

		177,696

	Total Energy	194,483

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Financials — 14.0%
	Capital Markets — 1.7%
675	American Capital Ltd. (a)	8,096
122	Ameriprise Financial, Inc.	7,660
134	Goldman Sachs Group, Inc. (The)	17,069

		32,825

	Commercial Banks — 2.8%
840	Fifth Third Bancorp	12,761
1,164	Wells Fargo & Co.	39,797

		52,558

	Consumer Finance — 1.6%
46	Capital One Financial Corp.	2,647
723	Discover Financial Services	27,872

		30,519

	Diversified Financial Services — 1.6%
786	Citigroup, Inc.	31,111

	Insurance — 3.3%
95	ACE Ltd., (Switzerland)	7,557
510	Allstate Corp. (The)	20,473
83	Assurant, Inc.	2,863
70	Everest Re Group Ltd., (Bermuda)	7,697
328	Lincoln National Corp.	8,487
263	Protective Life Corp.	7,502
95	RenaissanceRe Holdings Ltd., (Bermuda)	7,736
27	Validus Holdings Ltd., (Bermuda)	937

		63,252

	Real Estate Investment Trusts (REITs) — 2.6%
382	CBL & Associates Properties, Inc.	8,098
208	Extra Space Storage, Inc.	7,558
663	General Growth Properties, Inc.	13,159
99	HCP, Inc.	4,468
226	Hospitality Properties Trust	5,281
53	Realty Income Corp.	2,136
125	Ventas, Inc.	8,103

		48,803

	Thrifts & Mortgage Finance — 0.4%
211	Ocwen Financial Corp. (a)	7,285

	Total Financials	266,353

	Health Care — 11.5%
	Biotechnology — 4.3%
429	Amgen, Inc.	37,023
498	Gilead Sciences, Inc. (a)	36,571
202	Vertex Pharmaceuticals, Inc. (a)	8,476

		82,070

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 2.6%
118	Community Health Systems, Inc.	3,612
528	HCA Holdings, Inc.	15,936
29	McKesson Corp.	2,831
206	Omnicare, Inc.	7,426
349	UnitedHealth Group, Inc.	18,924

		48,729

	Life Sciences Tools & Services — 0.2%
59	Thermo Fisher Scientific, Inc.	3,776

	Pharmaceuticals — 4.4%
237	Endo Health Solutions, Inc. (a)	6,231
486	Merck & Co., Inc.	19,913
2,054	Pfizer, Inc.	51,506
540	Warner Chilcott plc, (Ireland), Class A	6,505

		84,155

	Total Health Care	218,730

	Industrials — 9.9%
	Aerospace & Defense — 3.7%
400	General Dynamics Corp.	27,687
548	Honeywell International, Inc.	34,756
181	Huntington Ingalls Industries, Inc.	7,849

		70,292

	Airlines — 0.7%
159	Alaska Air Group, Inc. (a)	6,855
285	United Continental Holdings, Inc. (a)	6,666

		13,521

	Building Products — 0.4%
130	Lennox International, Inc.	6,812

	Commercial Services & Supplies — 0.6%
524	Pitney Bowes, Inc.	5,570
619	R.R. Donnelley & Sons Co.	5,571

		11,141

	Construction & Engineering — 0.4%
172	Chicago Bridge & Iron Co. N.V., (Netherlands)	7,972

	Machinery — 2.9%
674	Ingersoll-Rand plc, (Ireland)	32,320
141	Parker Hannifin Corp.	11,968
144	Pentair Ltd., (Switzerland)	7,084
64	Stanley Black & Decker, Inc.	4,719

		56,091

	Professional Services — 0.4%
100	Dun & Bradstreet Corp. (The)	7,850

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Road & Rail — 0.8%
245	Norfolk Southern Corp.	15,139

	Total Industrials	188,818

	Information Technology — 18.7%
	Communications Equipment — 1.9%
1,474	Brocade Communications Systems, Inc. (a)	7,855
406	Cisco Systems, Inc.	7,980
330	QUALCOMM, Inc.	20,479

		36,314

	Computers & Peripherals — 4.7%
169	Apple, Inc.	90,135

	Electronic Equipment, Instruments & Components — 0.4%
177	Itron, Inc. (a)	7,868

	Internet Software & Services — 0.8%
206	AOL, Inc. (a)	6,085
168	IAC/InterActiveCorp.	7,946

		14,031

	IT Services — 4.9%
47	Alliance Data Systems Corp. (a)	6,804
304	CoreLogic, Inc. (a)	8,186
201	International Business Machines Corp.	38,568
371	Lender Processing Services, Inc.	9,127
205	Visa, Inc., Class A	30,998

		93,683

	Semiconductors & Semiconductor Equipment — 2.0%
604	Broadcom Corp., Class A (a)	20,049
347	Freescale Semiconductor Ltd. (a)	3,816
188	Lam Research Corp. (a)	6,785
578	LSI Corp. (a)	4,091
159	Skyworks Solutions, Inc. (a)	3,228

		37,969

	Software — 4.0%
27	BMC Software, Inc. (a)	1,075
1,901	Microsoft Corp.	50,808
505	Oracle Corp.	16,830
397	Symantec Corp. (a)	7,458

		76,171

	Total Information Technology	356,171

	Materials — 4.7%
	Chemicals — 4.0%
16	CF Industries Holdings, Inc.	3,291
436	Huntsman Corp.	6,924

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
496	LyondellBasell Industries N.V., (Netherlands), Class A	28,305
147	Monsanto Co.	13,942
176	PPG Industries, Inc.	23,876

		76,338

	Containers & Packaging — 0.3%
109	Greif, Inc., Class A	4,842

	Paper & Forest Products — 0.4%
213	International Paper Co.	8,482

	Total Materials	89,662

	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 3.1%
606	AT&T, Inc.	20,425
535	CenturyLink, Inc.	20,934
432	Verizon Communications, Inc.	18,697

	Total Telecommunication Services	60,056

	Utilities — 3.1%
	Electric Utilities — 2.2%
509	American Electric Power Co., Inc.	21,718
172	NextEra Energy, Inc.	11,922
408	NV Energy, Inc.	7,408

		41,048

	Gas Utilities — 0.4%
247	UGI Corp.	8,076

	Independent Power Producers & Energy Traders — 0.3%
548	AES Corp. (The)	5,858

	Multi-Utilities — 0.2%
60	Consolidated Edison, Inc.	3,310

	Total Utilities	58,292

	Total Common Stocks (Cost $1,447,950)	1,844,931

Short-Term Investment — 3.0%
	Investment Company — 3.0%
57,642	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $57,642)	57,642

	Total Investments — 99.9% (Cost $1,505,592)	1,902,573
	Other Assets in Excess of Liabilities — 0.1%	1,487

	NET ASSETS — 100.0%	$1,904,060

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Consumer Discretionary — 15.7%
	Auto Components — 0.5%
87	Delphi Automotive plc, (United Kingdom) (a)	3,339

	Automobiles — 0.4%
216	Ford Motor Co.	2,798

	Diversified Consumer Services — 0.8%
156	H&R Block, Inc.	2,897
147	Service Corp. International	2,023

		4,920

	Hotels, Restaurants & Leisure — 2.1%
57	Bally Technologies, Inc. (a)	2,548
88	Brinker International, Inc.	2,715
78	Dunkin’ Brands Group, Inc.	2,578
47	Six Flags Entertainment Corp.	2,852
55	Wyndham Worldwide Corp.	2,943

		13,636

	Household Durables — 0.7%
52	Jarden Corp. (a)	2,709
120	PulteGroup, Inc. (a)	2,185

		4,894

	Internet & Catalog Retail — 1.1%
46	Expedia, Inc.	2,839
7	priceline.com, Inc. (a)	4,597

		7,436

	Media — 3.6%
114	CBS Corp. (Non-Voting), Class B	4,345
120	DIRECTV (a)	5,999
182	Gannett Co., Inc.	3,273
31	Scripps Networks Interactive, Inc., Class A	1,813
18	Time Warner Cable, Inc.	1,788
119	Viacom, Inc., Class B	6,255

		23,473

	Multiline Retail — 1.5%
244	Macy’s, Inc.	9,533

	Specialty Retail — 4.1%
161	Gap, Inc. (The)	4,994
269	Home Depot, Inc. (The)	16,650
116	TJX Cos., Inc.	4,937

		26,581

	Textiles, Apparel & Luxury Goods — 0.9%
73	Hanesbrands, Inc. (a)	2,626

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — Continued
26	PVH Corp.	2,919

		5,545

	Total Consumer Discretionary	102,155

	Consumer Staples — 12.2%
	Beverages — 2.4%
279	Coca-Cola Co. (The)	10,114
92	Coca-Cola Enterprises, Inc.	2,922
82	Constellation Brands, Inc., Class A (a)	2,905

		15,941

	Food & Staples Retailing — 3.1%
105	CVS Caremark Corp.	5,058
129	Kroger Co. (The)	3,351
175	Wal-Mart Stores, Inc.	11,954

		20,363

	Food Products — 2.1%
78	Campbell Soup Co.	2,711
54	ConAgra Foods, Inc.	1,587
155	Dean Foods Co. (a)	2,561
103	General Mills, Inc.	4,142
29	JM Smucker Co. (The)	2,527

		13,528

	Household Products — 1.0%
30	Colgate-Palmolive Co.	3,157
18	Energizer Holdings, Inc.	1,400
22	Kimberly-Clark Corp.	1,874

		6,431

	Personal Products — 0.4%
63	Nu Skin Enterprises, Inc., Class A	2,330

	Tobacco — 3.2%
249	Philip Morris International, Inc.	20,818

	Total Consumer Staples	79,411

	Energy — 4.1%
	Energy Equipment & Services — 1.3%
121	National Oilwell Varco, Inc.	8,236

	Oil, Gas & Consumable Fuels — 2.8%
40	Cabot Oil & Gas Corp.	2,005
40	Chevron Corp.	4,334
69	Exxon Mobil Corp.	5,963
48	Marathon Oil Corp.	1,459
15	Marathon Petroleum Corp.	914
24	Phillips 66	1,269

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
89	Western Refining, Inc.	2,517

		18,461

	Total Energy	26,697

	Financials — 4.9%
	Capital Markets — 0.4%
228	American Capital Ltd. (a)	2,737

	Consumer Finance — 1.3%
231	Discover Financial Services	8,893

	Diversified Financial Services — 0.0% (g)
1	Citigroup, Inc.	30

	Insurance — 0.3%
57	Validus Holdings Ltd., (Bermuda)	1,957

	Real Estate Investment Trusts (REITs) — 2.5%
144	American Tower Corp.	11,119
73	Extra Space Storage, Inc.	2,668
35	Ventas, Inc.	2,278

		16,065

	Thrifts & Mortgage Finance — 0.4%
74	Ocwen Financial Corp. (a)	2,570

	Total Financials	32,252

	Health Care — 12.0%
	Biotechnology — 5.9%
183	Amgen, Inc.	15,797
128	Ariad Pharmaceuticals, Inc. (a)	2,459
206	Gilead Sciences, Inc. (a)	15,145
41	Pharmacyclics, Inc. (a)	2,385
61	Vertex Pharmaceuticals, Inc. (a)	2,571

		38,357

	Health Care Equipment & Supplies — 0.8%
68	Covidien plc, (Ireland)	3,938
24	Zimmer Holdings, Inc.	1,566

		5,504

	Health Care Providers & Services — 2.7%
46	HCA Holdings, Inc.	1,400
122	McKesson Corp.	11,829
29	Omnicare, Inc.	1,032
56	UnitedHealth Group, Inc.	3,016

		17,277

	Pharmaceuticals — 2.6%
81	Endo Health Solutions, Inc. (a)	2,136
399	Pfizer, Inc.	9,997

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
189	Warner Chilcott plc, (Ireland), Class A	2,270
29	Watson Pharmaceuticals, Inc. (a)	2,477

		16,880

	Total Health Care	78,018

	Industrials — 11.4%
	Aerospace & Defense — 3.3%
131	General Dynamics Corp.	9,040
199	Honeywell International, Inc.	12,656

		21,696

	Airlines — 0.7%
253	Delta Air Lines, Inc. (a)	3,002
76	United Continental Holdings, Inc. (a)	1,779

		4,781

	Building Products — 0.4%
55	Lennox International, Inc.	2,894

	Commercial Services & Supplies — 0.1%
89	R.R. Donnelley & Sons Co.	804

	Construction & Engineering — 0.4%
60	Chicago Bridge & Iron Co. N.V., (Netherlands)	2,786

	Industrial Conglomerates — 0.8%
89	Danaher Corp.	4,997

	Machinery — 3.9%
229	Ingersoll-Rand plc, (Ireland)	10,992
16	Middleby Corp. (a)	2,102
69	Parker Hannifin Corp.	5,852
60	Pentair Ltd., (Switzerland)	2,928
43	Stanley Black & Decker, Inc.	3,166

		25,040

	Professional Services — 0.5%
37	Dun & Bradstreet Corp. (The)	2,926

	Road & Rail — 1.3%
247	CSX Corp.	4,879
30	Union Pacific Corp.	3,734

		8,613

	Total Industrials	74,537

	Information Technology — 30.7%
	Communications Equipment — 2.3%
519	Brocade Communications Systems, Inc. (a)	2,763
201	QUALCOMM, Inc.	12,485

		15,248

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Computers & Peripherals — 8.4%
103	Apple, Inc.	54,715

	Internet Software & Services — 1.8%
72	AOL, Inc. (a)	2,144
9	Google, Inc., Class A (a)	6,597
60	IAC/InterActiveCorp.	2,857

		11,598

	IT Services — 8.0%
18	Alliance Data Systems Corp. (a)	2,671
106	CoreLogic, Inc. (a)	2,861
142	International Business Machines Corp.	27,114
103	Lender Processing Services, Inc.	2,536
65	NeuStar, Inc., Class A (a)	2,709
84	Visa, Inc., Class A	12,733
115	Western Union Co. (The)	1,565

		52,189

	Semiconductors & Semiconductor Equipment — 2.2%
220	Broadcom Corp., Class A (a)	7,290
126	Freescale Semiconductor Ltd. (a)	1,385
83	Intel Corp.	1,706
34	Lam Research Corp. (a)	1,239
222	LSI Corp. (a)	1,574
56	Skyworks Solutions, Inc. (a)	1,141

		14,335

	Software — 8.0%
111	Adobe Systems, Inc. (a)	4,164
97	Aspen Technology, Inc. (a)	2,678
68	BMC Software, Inc. (a)	2,709
995	Microsoft Corp.	26,608
314	Oracle Corp.	10,476
47	SolarWinds, Inc. (a)	2,481
158	Symantec Corp. (a)	2,970

		52,086

	Total Information Technology	200,171

	Materials — 4.5%
	Chemicals — 4.5%
37	CF Industries Holdings, Inc.	7,476
122	LyondellBasell Industries N.V., (Netherlands), Class A	6,971
77	Monsanto Co.	7,307
55	PPG Industries, Inc.	7,404

	Total Materials	29,158

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 2.5%
	Diversified Telecommunication Services — 2.5%
205	AT&T, Inc.	6,917
235	CenturyLink, Inc.	9,187

	Total Telecommunication Services	16,104

	Total Common Stocks (Cost $496,951)	638,503

Short-Term Investment — 3.1%
	Investment Company — 3.1%
19,923	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $19,923)	19,923

	Total Investments — 101.1% (Cost $516,874)	658,426
	Liabilities in Excess of Other Assets — (1.1)%	(7,206)

	NET ASSETS — 100.0%	$651,220

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
	Consumer Discretionary — 16.6%
	Auto Components — 0.5%
35	Delphi Automotive plc, (United Kingdom) (a)	1,350
13	TRW Automotive Holdings Corp. (a)	692

		2,042

	Distributors — 0.5%
3	Genuine Parts Co.	178
95	LKQ Corp. (a)	2,011

		2,189

	Diversified Consumer Services — 0.9%
10	Apollo Group, Inc., Class A (a)	211
261	Service Corp. International	3,598

		3,809

	Hotels, Restaurants & Leisure — 1.9%
72	Brinker International, Inc.	2,237
111	Wyndham Worldwide Corp.	5,880

		8,117

	Household Durables — 2.8%
42	Garmin Ltd., (Switzerland)	1,727
33	Jarden Corp. (a)	1,706
65	Leggett & Platt, Inc.	1,777
352	PulteGroup, Inc. (a)	6,396
4	Tupperware Brands Corp.	250

		11,856

	Internet & Catalog Retail — 0.7%
31	Expedia, Inc.	1,887
10	Netflix, Inc. (a)	909

		2,796

	Leisure Equipment & Products — 0.1%
16	Mattel, Inc.	582

	Media — 2.6%
168	CBS Corp. (Non-Voting), Class B	6,394
63	DISH Network Corp., Class A	2,279
64	Lamar Advertising Co., Class A (a)	2,488

		11,161

	Multiline Retail — 2.2%
19	Dillard’s, Inc., Class A	1,608
17	Dollar Tree, Inc. (a)	706
178	Macy’s, Inc.	6,934

		9,248

	Specialty Retail — 3.9%
9	AutoZone, Inc. (a)	3,154

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
41	Foot Locker, Inc.	1,310
74	GameStop Corp., Class A	1,853
83	Gap, Inc. (The)	2,561
23	O’Reilly Automotive, Inc. (a)	2,075
20	PetSmart, Inc.	1,339
26	Ross Stores, Inc.	1,430
37	TJX Cos., Inc.	1,588
34	Urban Outfitters, Inc. (a)	1,326

		16,636

	Textiles, Apparel & Luxury Goods — 0.5%
5	Carter’s, Inc. (a)	300
31	Michael Kors Holdings Ltd., (Hong Kong) (a)	1,582

		1,882

	Total Consumer Discretionary	70,318

	Consumer Staples — 6.6%
	Beverages — 1.9%
234	Constellation Brands, Inc., Class A (a)	8,288

	Food & Staples Retailing — 0.5%
45	Fresh Market, Inc. (The) (a)	2,179

	Food Products — 2.4%
154	Campbell Soup Co.	5,369
44	Smithfield Foods, Inc. (a)	958
155	Tyson Foods, Inc., Class A	3,015
41	WhiteWave Foods Co., Class A (a)	643

		9,985

	Tobacco — 1.8%
66	Lorillard, Inc.	7,700

	Total Consumer Staples	28,152

	Energy — 6.6%
	Energy Equipment & Services — 1.7%
8	Baker Hughes, Inc.	322
13	Dresser-Rand Group, Inc. (a)	719
16	National Oilwell Varco, Inc.	1,095
55	Oil States International, Inc. (a)	3,960
3	SEACOR Holdings, Inc.	251
18	Unit Corp. (a)	813

		7,160

	Oil, Gas & Consumable Fuels — 4.9%
34	Cimarex Energy Co.	1,943
10	Continental Resources, Inc. (a)	720
78	Energen Corp.	3,531
56	HollyFrontier Corp.	2,606

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
20	Marathon Petroleum Corp.	1,280
42	Murphy Oil Corp.	2,489
36	Newfield Exploration Co. (a)	969
16	Noble Energy, Inc.	1,602
22	PBF Energy, Inc. (a)	633
9	Peabody Energy Corp.	232
27	Plains Exploration & Production Co. (a)	1,263
33	Tesoro Corp.	1,467
57	Valero Energy Corp.	1,928

		20,663

	Total Energy	27,823

	Financials — 18.5%
	Capital Markets — 1.2%
27	Affiliated Managers Group, Inc. (a)	3,475
134	American Capital Ltd. (a)	1,603

		5,078

	Commercial Banks — 2.3%
11	BankUnited, Inc.	274
17	BOK Financial Corp.	937
90	Huntington Bancshares, Inc.	576
196	KeyCorp	1,649
8	M&T Bank Corp.	817
117	Regions Financial Corp.	834
29	Signature Bank (a)	2,047
46	SVB Financial Group (a)	2,569

		9,703

	Consumer Finance — 1.7%
181	Discover Financial Services	6,993

	Diversified Financial Services — 0.3%
55	NASDAQ OMX Group, Inc. (The)	1,379

	Insurance — 4.3%
25	Allied World Assurance Co. Holdings AG, (Switzerland)	1,938
68	American Financial Group, Inc.	2,679
21	Aon plc, (United Kingdom)	1,151
25	Arch Capital Group Ltd., (Bermuda) (a)	1,094
23	Assurant, Inc.	800
111	Assured Guaranty Ltd., (Bermuda)	1,577
16	Axis Capital Holdings Ltd., (Bermuda)	537
7	Everest Re Group Ltd., (Bermuda)	781
44	Hartford Financial Services Group, Inc.	976
30	Lincoln National Corp.	772
40	Principal Financial Group, Inc.	1,141

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
39	Protective Life Corp.	1,103
13	Torchmark Corp.	695
93	Unum Group	1,934
31	Validus Holdings Ltd., (Bermuda)	1,062

		18,240

	Real Estate Investment Trusts (REITs) — 7.7%
15	American Capital Agency Corp.	423
80	Annaly Capital Management, Inc.	1,127
74	Apartment Investment & Management Co., Class A	2,002
3	AvalonBay Communities, Inc.	366
71	Brandywine Realty Trust	859
13	Camden Property Trust	914
23	Chimera Investment Corp.	60
43	CommonWealth REIT	682
48	DDR Corp.	744
53	Digital Realty Trust, Inc.	3,578
41	Douglas Emmett, Inc. (m)	955
274	Duke Realty Corp.	3,805
19	Equity Residential	1,082
8	Extra Space Storage, Inc.	301
40	Health Care REIT, Inc.	2,464
141	Hospitality Properties Trust	3,303
93	Host Hotels & Resorts, Inc.	1,464
24	Mack-Cali Realty Corp.	635
37	Post Properties, Inc.	1,843
63	Retail Properties of America, Inc., Class A	757
7	SL Green Realty Corp.	560
33	Taubman Centers, Inc.	2,574
36	Ventas, Inc.	2,303

		32,801

	Real Estate Management & Development — 1.0%
63	Realogy Holdings Corp. (a)	2,643
67	St. Joe Co. (The) (a)	1,549

		4,192

	Total Financials	78,386

	Health Care — 10.6%
	Biotechnology — 2.4%
28	Alexion Pharmaceuticals, Inc. (a)	2,589
52	BioMarin Pharmaceutical, Inc. (a)	2,571
120	Vertex Pharmaceuticals, Inc. (a)	5,029

		10,189

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — 2.9%
40	Alere, Inc. (a)	744
64	Cooper Cos., Inc. (The)	5,909
92	Hologic, Inc. (a)	1,837
53	Zimmer Holdings, Inc.	3,526

		12,016

	Health Care Providers & Services — 3.9%
26	Aetna, Inc.	1,195
99	AmerisourceBergen Corp.	4,292
59	Community Health Systems, Inc.	1,826
77	HCA Holdings, Inc.	2,320
55	Humana, Inc.	3,754
87	Omnicare, Inc.	3,141

		16,528

	Life Sciences Tools & Services — 0.5%
44	Life Technologies Corp. (a)	2,169

	Pharmaceuticals — 0.9%
21	Perrigo Co.	2,133
21	Watson Pharmaceuticals, Inc. (a)	1,814

		3,947

	Total Health Care	44,849

	Industrials — 10.9%
	Aerospace & Defense — 2.2%
16	Alliant Techsystems, Inc.	1,016
84	Huntington Ingalls Industries, Inc.	3,637
57	L-3 Communications Holdings, Inc.	4,337
3	Northrop Grumman Corp.	216

		9,206

	Airlines — 0.5%
23	Copa Holdings S.A., (Panama), Class A	2,327

	Commercial Services & Supplies — 0.1%
41	R.R. Donnelley & Sons Co.	365

	Construction & Engineering — 2.9%
177	AECOM Technology Corp. (a)	4,224
41	Chicago Bridge & Iron Co. N.V., (Netherlands)	1,905
149	KBR, Inc.	4,461
44	URS Corp.	1,724

		12,314

	Electrical Equipment — 1.0%
46	Hubbell, Inc., Class B	3,889
7	Regal-Beloit Corp.	479

		4,368

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 3.3%
47	AGCO Corp. (a)	2,304
60	Ingersoll-Rand plc, (Ireland)	2,887
65	Parker Hannifin Corp.	5,567
71	Timken Co.	3,410

		14,168

	Marine — 0.2%
16	Kirby Corp. (a)	1,003

	Professional Services — 0.1%
3	Dun & Bradstreet Corp. (The)	212

	Road & Rail — 0.5%
69	CSX Corp.	1,355
11	Landstar System, Inc.	559

		1,914

	Trading Companies & Distributors — 0.1%
18	Air Lease Corp. (a)	383

	Total Industrials	46,260

	Information Technology — 14.7%
	Communications Equipment — 1.6%
631	Brocade Communications Systems, Inc. (a)	3,362
46	Harris Corp.	2,274
20	Palo Alto Networks, Inc. (a)	1,070

		6,706

	Computers & Peripherals — 1.0%
101	Western Digital Corp.	4,308

	Electronic Equipment, Instruments & Components — 1.2%
52	Arrow Electronics, Inc. (a)	1,980
71	Avnet, Inc. (a)	2,180
7	Tech Data Corp. (a)	332
57	Vishay Intertechnology, Inc. (a)	606

		5,098

	Internet Software & Services — 1.7%
77	IAC/InterActiveCorp.	3,619
33	LinkedIn Corp., Class A (a)	3,766

		7,385

	IT Services — 3.2%
43	Alliance Data Systems Corp. (a)	6,188
8	Amdocs Ltd.	269
14	Booz Allen Hamilton Holding Corp.	193
43	Broadridge Financial Solutions, Inc.	991
56	Computer Sciences Corp.	2,225
18	DST Systems, Inc.	1,091

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — Continued
41	Fidelity National Information Services, Inc.	1,417
45	Lender Processing Services, Inc.	1,115

		13,489

	Semiconductors & Semiconductor Equipment — 2.8%
17	Analog Devices, Inc.	728
162	Applied Materials, Inc.	1,854
22	KLA-Tencor Corp.	1,056
20	Lam Research Corp. (a)	737
10	Linear Technology Corp.	348
184	LSI Corp. (a)	1,300
93	Marvell Technology Group Ltd., (Bermuda)	674
145	NVIDIA Corp.	1,777
50	Skyworks Solutions, Inc. (a)	1,007
83	Teradyne, Inc. (a)	1,400
24	Xilinx, Inc.	860

		11,741

	Software — 3.2%
41	BMC Software, Inc. (a)	1,607
203	CA, Inc.	4,462
49	Splunk, Inc. (a)	1,414
181	Symantec Corp. (a)	3,412
26	Synopsys, Inc. (a)	834
30	Workday, Inc., Class A (a)	1,613

		13,342

	Total Information Technology	62,069

	Materials — 6.0%
	Chemicals — 3.0%
17	CF Industries Holdings, Inc.	3,393
28	Huntsman Corp.	447
49	PPG Industries, Inc.	6,605
39	Valspar Corp.	2,440

		12,885

	Containers & Packaging — 0.4%
29	Crown Holdings, Inc. (a)	1,064
7	Greif, Inc., Class A	294
5	Rock-Tenn Co., Class A	363

		1,721

	Metals & Mining — 1.5%
46	Cliffs Natural Resources, Inc.	1,774
10	Nucor Corp.	449
20	Reliance Steel & Aluminum Co.	1,229
14	Royal Gold, Inc.	1,138

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
46	Steel Dynamics, Inc.	629
33	Walter Energy, Inc.	1,175

		6,394

	Paper & Forest Products — 1.1%
23	Domtar Corp., (Canada)	1,879
66	International Paper Co.	2,610

		4,489

	Total Materials	25,489

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.2%
1,165	Frontier Communications Corp.	4,985

	Wireless Telecommunication Services — 0.3%
22	SBA Communications Corp., Class A (a)	1,534

	Total Telecommunication Services	6,519

	Utilities — 5.9%
	Electric Utilities — 0.3%
10	Exelon Corp.	292
31	NV Energy, Inc.	560
7	Pinnacle West Capital Corp.	347

		1,199

	Gas Utilities — 0.8%
47	Questar Corp.	921
73	UGI Corp.	2,381

		3,302

	Independent Power Producers & Energy Traders — 0.3%
121	AES Corp. (The)	1,291

	Multi-Utilities — 4.5%
35	Alliant Energy Corp.	1,526
49	Ameren Corp.	1,514
151	CenterPoint Energy, Inc.	2,907
66	CMS Energy Corp.	1,604
32	Consolidated Edison, Inc.	1,794
56	DTE Energy Co.	3,363
3	Integrys Energy Group, Inc.	169
43	MDU Resources Group, Inc.	913
52	Sempra Energy	3,675
93	TECO Energy, Inc.	1,551

		19,016

	Total Utilities	24,808

	Total Common Stocks (Cost $316,358)	414,673

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligation — 0.2%
715	U.S. Treasury Notes, 0.250%, 11/30/13 (k) (Cost $715)	716

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.3%
	Investment Company — 2.3%
9,600	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $9,600)	9,600

	Total Investments — 100.4% (Cost $326,673)	424,989
	Liabilities in Excess of Other Assets — (0.4)%	(1,605)

	NET ASSETS — 100.0%	$423,384

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
86	S&P Mid Cap 400	03/15/13	$8,756	$154

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 14.1%
	Auto Components — 0.7%
2	Delphi Automotive plc, (United Kingdom) (a)	76

	Automobiles — 2.3%
15	Ford Motor Co.	194
2	Thor Industries, Inc.	76

		270

	Hotels, Restaurants & Leisure — 2.5%
2	Bally Technologies, Inc. (a)	95
4	Brinker International, Inc.	115
1	Wyndham Worldwide Corp.	76

		286

	Household Durables — 0.4%
1	Jarden Corp. (a)	52

	Internet & Catalog Retail — 1.5%
3	Expedia, Inc.	177

	Media — 3.1%
2	Time Warner Cable, Inc.	219
1	Time Warner, Inc.	39
2	Viacom, Inc., Class B	104

		362

	Multiline Retail — 1.2%
3	Macy’s, Inc.	135

	Specialty Retail — 2.0%
2	Best Buy Co., Inc.	27
3	Home Depot, Inc. (The)	206

		233

	Textiles, Apparel & Luxury Goods — 0.4%
1	Hanesbrands, Inc. (a)	45

	Total Consumer Discretionary	1,636

	Consumer Staples — 11.2%
	Beverages — 2.1%
7	Constellation Brands, Inc., Class A (a)	243

	Food & Staples Retailing — 4.1%
4	CVS Caremark Corp.	204
2	Walgreen Co.	74
3	Wal-Mart Stores, Inc.	198

		476

	Food Products — 1.6%
4	Smithfield Foods, Inc. (a)	78
6	Tyson Foods, Inc., Class A	113

		191

SHARES		SECURITY DESCRIPTION	VALUE($)

		Household Products — 1.2%
2		Energizer Holdings, Inc.	144

		Personal Products — 0.9%
1		Nu Skin Enterprises, Inc., Class A	52
2		USANA Health Sciences, Inc. (a)	54

			106

		Tobacco — 1.3%
2		Philip Morris International, Inc.	146

		Total Consumer Staples	1,306

		Energy — 10.7%
		Energy Equipment & Services — 0.6%
1		National Oilwell Varco, Inc.	75

		Oil, Gas & Consumable Fuels — 10.1%
1		Apache Corp.	75
3		Chevron Corp.	295
2		ConocoPhillips	114
5		Exxon Mobil Corp.	402
2		Marathon Oil Corp.	70
1		Marathon Petroleum Corp.	54
1		Occidental Petroleum Corp.	107
1		Phillips 66	52

			1,169

		Total Energy	1,244

		Financials — 14.2%
		Capital Markets — 1.5%
2		Ameriprise Financial, Inc.	122
1		Bank of New York Mellon Corp. (The)	35
—	(h)	Goldman Sachs Group, Inc. (The)	22

			179

		Commercial Banks — 3.3%
1		BB&T Corp.	31
5		KeyCorp	38
3		PNC Financial Services Group, Inc.	150
5		Wells Fargo & Co.	169

			388

		Consumer Finance — 2.1%
2		Capital One Financial Corp.	143
2		Discover Financial Services	61
2		Nelnet, Inc., Class A	45

			249

		Diversified Financial Services — 1.8%
7		Bank of America Corp.	77

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Diversified Financial Services — Continued
3		Citigroup, Inc.	127

			204

		Insurance — 2.8%
1		Allied World Assurance Co. Holdings AG, (Switzerland)	97
5		CNO Financial Group, Inc.	43
1		MetLife, Inc.	44
1		Protective Life Corp.	19
2		Prudential Financial, Inc.	124

			327

		Real Estate Investment Trusts (REITs) — 2.3%
5		CBL & Associates Properties, Inc.	106
2		Extra Space Storage, Inc.	64
2		Pennsylvania Real Estate Investment Trust	30
3		RLJ Lodging Trust	61

			261

		Thrifts & Mortgage Finance — 0.4%
1		Ocwen Financial Corp. (a)	46

		Total Financials	1,654

		Health Care — 13.4%
		Biotechnology — 3.2%
1		Amgen, Inc.	114
—	(h)	Biogen Idec, Inc. (a)	59
2		Gilead Sciences, Inc. (a)	132
2		Vertex Pharmaceuticals, Inc. (a)	68

			373

		Health Care Equipment & Supplies — 2.7%
1		Baxter International, Inc.	69
2		Covidien plc, (Ireland)	108
3		Hologic, Inc. (a)	59
2		Medtronic, Inc.	80

			316

		Health Care Providers & Services — 3.5%
2		AmerisourceBergen Corp.	66
1		Express Scripts Holding Co. (a)	36
1		McKesson Corp.	63
4		UnitedHealth Group, Inc.	239

			404

		Pharmaceuticals — 4.0%
3		Merck & Co., Inc.	128

SHARES		SECURITY DESCRIPTION	VALUE($)

		Pharmaceuticals — Continued
14		Pfizer, Inc.	344

			472

		Total Health Care	1,565

		Industrials — 7.5%
		Aerospace & Defense — 1.8%
2		General Dynamics Corp.	118
1		Honeywell International, Inc.	86

			204

		Airlines — 0.2%
1		United Continental Holdings, Inc. (a)	23

		Building Products — 0.3%
1		Trex Co., Inc. (a)	37

		Construction & Engineering — 1.5%
2		Chicago Bridge & Iron Co. N.V., (Netherlands)	112
2		KBR, Inc.	66

			178

		Electrical Equipment — 0.6%
1		Eaton Corp. plc, (Ireland)	72

		Industrial Conglomerates — 0.6%
1		Danaher Corp.	67

		Machinery — 1.4%
2		Actuant Corp., Class A	65
—	(h)	Parker Hannifin Corp.	28
1		Stanley Black & Decker, Inc.	63

			156

		Professional Services — 0.4%
1		Towers Watson & Co., Class A	51

		Road & Rail — 0.7%
1		Norfolk Southern Corp.	80

		Total Industrials	868

		Information Technology — 17.8%
		Communications Equipment — 2.4%
8		Cisco Systems, Inc.	165
1		Harris Corp.	42
1		QUALCOMM, Inc.	76

			283

		Computers & Peripherals — 4.4%
1		Apple, Inc.	480
1		EMC Corp. (a)	27

			507

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Internet Software & Services — 0.5%
1		IAC/InterActiveCorp.	61

		IT Services — 4.0%
1		Alliance Data Systems Corp. (a)	120
1		CSG Systems International, Inc. (a)	15
1		International Business Machines Corp.	153
5		Lender Processing Services, Inc.	112
—	(h)	Visa, Inc., Class A	68

			468

		Semiconductors & Semiconductor Equipment — 2.3%
3		Altera Corp.	109
3		Broadcom Corp., Class A (a)	88
2		Freescale Semiconductor Ltd. (a)	19
1		Lam Research Corp. (a)	51

			267

		Software — 4.2%
1		Adobe Systems, Inc. (a)	31
1		BMC Software, Inc. (a)	30
11		Microsoft Corp.	284
4		Oracle Corp.	118
—	(h)	Workday, Inc., Class A (a)	22

			485

		Total Information Technology	2,071

		Materials — 4.1%
		Chemicals — 3.4%
—	(h)	CF Industries Holdings, Inc.	66
2		LyondellBasell Industries N.V., (Netherlands), Class A	86
1		Monsanto Co.	116
1		PPG Industries, Inc.	125

			393

		Containers & Packaging — 0.7%
1		Bemis Co., Inc.	45
1		Greif, Inc., Class A	37

			82

		Total Materials	475

		Telecommunication Services — 2.7%
		Diversified Telecommunication Services — 2.7%
4		AT&T, Inc.	133
5		CenturyLink, Inc.	176

		Total Telecommunication Services	309

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 3.0%
	Electric Utilities — 1.3%
1	NextEra Energy, Inc.	67
2	NV Energy, Inc.	44
2	PNM Resources, Inc.	40

		151

	Gas Utilities — 0.5%
2	UGI Corp.	59

	Independent Power Producers & Energy Traders — 0.7%
8	AES Corp. (The)	87

	Multi-Utilities — 0.5%
1	Sempra Energy	55

	Total Utilities	352

	Total Common Stocks (Cost $9,314)	11,480

Short-Term Investment — 1.6%
	Investment Company — 1.6%
187	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $187)	187

	Total Investments — 100.3% (Cost $9,501)	11,667
	Liabilities in Excess of Other Assets — (0.3)%	(32)

	NET ASSETS — 100.0%	$11,635

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.7%
	Consumer Discretionary — 8.7%
	Auto Components — 0.2%
51	Delphi Automotive plc, (United Kingdom) (a)	1,958

	Automobiles — 1.4%
896	Ford Motor Co.	11,598
28	Thor Industries, Inc.	1,029

		12,627

	Diversified Consumer Services — 0.4%
181	H&R Block, Inc.	3,357

	Hotels, Restaurants & Leisure — 0.4%
70	Wyndham Worldwide Corp.	3,725

	Household Durables — 0.8%
80	Jarden Corp. (a)	4,141
162	PulteGroup, Inc. (a)	2,937

		7,078

	Internet & Catalog Retail — 0.4%
57	Expedia, Inc.	3,515

	Media — 3.0%
274	CBS Corp. (Non-Voting), Class B	10,407
241	Gannett Co., Inc.	4,349
62	Time Warner Cable, Inc.	5,977
133	Viacom, Inc., Class B	7,014

		27,747

	Multiline Retail — 1.5%
354	Macy’s, Inc.	13,809

	Specialty Retail — 0.6%
64	GameStop Corp., Class A	1,608
58	Home Depot, Inc. (The)	3,594

		5,202

	Total Consumer Discretionary	79,018

	Consumer Staples — 6.5%
	Beverages — 0.8%
99	Constellation Brands, Inc., Class A (a)	3,493
81	Molson Coors Brewing Co., Class B	3,449

		6,942

	Food & Staples Retailing — 1.8%
234	CVS Caremark Corp.	11,328
151	Kroger Co. (The)	3,919
73	Safeway, Inc.	1,322

		16,569

	Food Products — 1.4%
261	Archer-Daniels-Midland Co.	7,157

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
172	Smithfield Foods, Inc. (a)	3,706
104	Tyson Foods, Inc., Class A	2,023

		12,886

	Household Products — 1.8%
48	Energizer Holdings, Inc.	3,863
78	Kimberly-Clark Corp.	6,594
87	Procter & Gamble Co. (The)	5,873

		16,330

	Personal Products — 0.3%
81	Nu Skin Enterprises, Inc., Class A	3,008

	Tobacco — 0.4%
42	Philip Morris International, Inc.	3,513

	Total Consumer Staples	59,248

	Energy — 15.9%
	Energy Equipment & Services — 0.8%
107	National Oilwell Varco, Inc.	7,313

	Oil, Gas & Consumable Fuels — 15.1%
250	Chevron Corp.	27,008
327	ConocoPhillips	18,986
115	Energy XXI Bermuda Ltd., (Bermuda)	3,708
579	Exxon Mobil Corp.	50,104
516	Marathon Oil Corp.	15,809
73	Marathon Petroleum Corp.	4,612
63	Occidental Petroleum Corp.	4,834
164	Phillips 66	8,695
97	Western Refining, Inc.	2,723

		136,479

	Total Energy	143,792

	Financials — 25.1%
	Capital Markets — 3.0%
307	American Capital Ltd. (a)	3,687
179	Ameriprise Financial, Inc.	11,198
99	Goldman Sachs Group, Inc. (The)	12,673

		27,558

	Commercial Banks — 5.0%
159	BB&T Corp.	4,617
296	Fifth Third Bancorp	4,492
110	PNC Financial Services Group, Inc.	6,436
876	Wells Fargo & Co.	29,933

		45,478

	Consumer Finance — 1.8%
23	Capital One Financial Corp.	1,338

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Consumer Finance — Continued
378	Discover Financial Services	14,580

		15,918

	Diversified Financial Services — 5.1%
1,864	Bank of America Corp.	21,624
625	Citigroup, Inc.	24,744

		46,368

	Insurance — 6.6%
50	Allied World Assurance Co. Holdings AG, (Switzerland)	3,936
382	Allstate Corp. (The)	15,329
288	American International Group, Inc. (a)	10,159
114	Lincoln National Corp.	2,947
45	PartnerRe Ltd., (Bermuda)	3,582
125	Protective Life Corp.	3,584
212	Prudential Financial, Inc.	11,301
69	Torchmark Corp.	3,545
24	Travelers Cos., Inc. (The)	1,752
96	Validus Holdings Ltd., (Bermuda)	3,323

		59,458

	Real Estate Investment Trusts (REITs) — 3.6%
193	Annaly Capital Management, Inc.	2,705
300	Brandywine Realty Trust	3,653
179	CBL & Associates Properties, Inc.	3,790
120	Douglas Emmett, Inc. (m)	2,803
75	EPR Properties	3,454
112	Extra Space Storage, Inc.	4,065
152	Hospitality Properties Trust	3,565
184	Host Hotels & Resorts, Inc.	2,883
29	Mack-Cali Realty Corp.	744
33	Realty Income Corp.	1,343
61	Ventas, Inc.	3,948

		32,953

	Total Financials	227,733

	Health Care — 12.1%
	Biotechnology — 2.7%
166	Amgen, Inc.	14,312
104	Gilead Sciences, Inc. (a)	7,610
50	Vertex Pharmaceuticals, Inc. (a)	2,105

		24,027

	Health Care Providers & Services — 3.3%
22	Aetna, Inc.	1,023
89	Community Health Systems, Inc.	2,733
247	UnitedHealth Group, Inc.	13,381

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
213	WellPoint, Inc.	13,000

		30,137

	Pharmaceuticals — 6.1%
31	Endo Health Solutions, Inc. (a)	804
340	Merck & Co., Inc.	13,936
1,468	Pfizer, Inc.	36,806
303	Warner Chilcott plc, (Ireland), Class A	3,645

		55,191

	Total Health Care	109,355

	Industrials — 7.6%
	Aerospace & Defense — 2.0%
216	General Dynamics Corp.	14,928
53	Northrop Grumman Corp.	3,568

		18,496

	Airlines — 0.7%
57	Alaska Air Group, Inc. (a)	2,443
71	Delta Air Lines, Inc. (a)	846
119	United Continental Holdings, Inc. (a)	2,787

		6,076

	Commercial Services & Supplies — 0.3%
249	Pitney Bowes, Inc.	2,652

	Construction & Engineering — 0.4%
156	AECOM Technology Corp. (a)	3,722

	Industrial Conglomerates — 0.5%
196	General Electric Co.	4,109

	Machinery — 3.1%
304	Ingersoll-Rand plc, (Ireland)	14,575
58	Parker Hannifin Corp.	4,934
72	Pentair Ltd., (Switzerland)	3,559
53	Stanley Black & Decker, Inc.	3,920
36	Terex Corp. (a)	1,020

		28,008

	Professional Services — 0.4%
46	Dun & Bradstreet Corp. (The)	3,626

	Road & Rail — 0.2%
16	Union Pacific Corp.	1,949

	Total Industrials	68,638

	Information Technology — 7.3%
	Communications Equipment — 2.5%
675	Brocade Communications Systems, Inc. (a)	3,599
815	Cisco Systems, Inc.	16,021

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Communications Equipment — Continued
45		QUALCOMM, Inc.	2,772

			22,392

		Computers & Peripherals — 1.2%
13		Apple, Inc.	6,983
83		Western Digital Corp.	3,522

			10,505

		Electronic Equipment, Instruments & Components — 0.4%
81		Itron, Inc. (a)	3,626

		Internet Software & Services — 0.3%
101		AOL, Inc. (a)	2,997

		IT Services — 0.9%
143		CoreLogic, Inc. (a)	3,849
—	(h)	International Business Machines Corp.	77
175		Lender Processing Services, Inc.	4,306

			8,232

		Semiconductors & Semiconductor Equipment — 1.7%
221		Broadcom Corp., Class A (a)	7,346
146		Freescale Semiconductor Ltd. (a)	1,605
122		Lam Research Corp. (a)	4,397
232		LSI Corp. (a)	1,643
37		Skyworks Solutions, Inc. (a)	741

			15,732

		Software — 0.3%
95		Microsoft Corp.	2,526

		Total Information Technology	66,010

		Materials — 3.8%
		Chemicals — 3.5%
62		CF Industries Holdings, Inc.	12,596
247		Huntsman Corp.	3,934
270		LyondellBasell Industries N.V., (Netherlands), Class A	15,414

			31,944

		Paper & Forest Products — 0.3%
27		Domtar Corp., (Canada)	2,238

		Total Materials	34,182

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 3.7%
	Diversified Telecommunication Services — 3.7%
640	AT&T, Inc.	21,557
300	CenturyLink, Inc.	11,749

	Total Telecommunication Services	33,306

	Utilities — 6.0%
	Electric Utilities — 4.1%
352	American Electric Power Co., Inc.	15,011
74	Cleco Corp.	2,949
50	Entergy Corp.	3,162
92	FirstEnergy Corp.	3,829
132	NextEra Energy, Inc.	9,098
191	NV Energy, Inc.	3,456

		37,505

	Gas Utilities — 0.4%
108	UGI Corp.	3,536

	Independent Power Producers & Energy Traders — 0.3%
285	AES Corp.	3,044

	Multi-Utilities — 1.2%
56	Consolidated Edison, Inc.	3,116
104	Sempra Energy	7,399

		10,515

	Total Utilities	54,600

	Total Common Stocks (Cost $730,790)	875,882

Short-Term Investment — 4.9%
44,555	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $44,555)	44,555

	Total Investments — 101.6% (Cost $775,345)	920,437
	Liabilities in Excess of Other Assets — (1.6)%	(14,155)

	NET ASSETS — 100.0%	$906,282

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
20	E-mini S&P 500	03/15/13	$1,420	$(1)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	29

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund		Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$1,844,931	$638,503		$415,389
Investments in affiliates, at value	57,642	19,923		9,600

Total investment securities, at value	1,902,573	658,426		424,989
Cash	1	—	(a)	—	(a)
Receivables:
Investment securities sold	15,908	818		296
Fund shares sold	799	254		210
Interest and dividends from non-affiliates	1,752	563		425
Dividends from affiliates	4	1		1
Variation margin on futures contracts	—	—		198

Total Assets	1,921,037	660,062		426,119

LIABILITIES:
Payables:
Investment securities purchased	14,823	5,078		1,933
Fund shares redeemed	523	3,047		260
Accrued liabilities:
Investment advisory fees	1,041	359		231
Administration fees	136	45		30
Shareholder servicing fees	290	93		43
Distribution fees	19	16		49
Custodian and accounting fees	14	7		6
Trustees’ and Chief Compliance Officer’s fees	4	—	(a)	—	(a)
Transfer agent fees	71	156		141
Other	56	41		42

Total Liabilities	16,977	8,842		2,735

Net Assets	$1,904,060	$651,220		$423,384

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid-in-Capital	$1,969,627	$946,927	$386,345
Accumulated undistributed (distributions in excess of) net investment income	1,454	138	(36)
Accumulated net realized gains (losses)	(464,002)	(437,397)	(61,395)
Net unrealized appreciation (depreciation)	396,981	141,552	98,470

Total Net Assets	$1,904,060	$651,220	$423,384

Net Assets:
Class A	$68,068	$30,298	$125,071
Class B	—	—	7,388
Class C	6,628	13,875	29,185
Class R2	80	578	—
Class R5	526,923	109,727	—
Select Class	1,302,361	496,742	261,740

Total	$1,904,060	$651,220	$423,384

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,626	1,162	7,792
Class B	—	—	513
Class C	257	539	2,025
Class R2	3	22	—
Class R5	20,251	4,213	—
Select Class	49,909	18,978	15,752

Net Asset Value (a):
Class A — Redemption price per share	$25.92	$26.06	$16.05
Class B — Offering price per share (b)	—	—	14.41
Class C — Offering price per share (b)	25.78	25.74	14.41
Class R2 — Offering and redemption price per share	25.66	25.71	—
Class R5 — Offering and redemption price per share	26.02	26.05	—
Select Class — Offering and redemption price per share	26.09	26.18	16.62
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$27.36	$27.50	$16.94

Cost of investments in non-affiliates	$1,447,950	$496,951	$317,073
Cost of investments in affiliates	57,642	19,923	9,600

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Multi Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$11,480		$875,882
Investments in affiliates, at value	187		44,555

Total investment securities, at value	11,667		920,437
Cash	—	(a)	—	(a)
Deposits at broker for futures contracts	—		270
Receivables:
Investment securities sold	—		2,274
Fund shares sold	10		1,741
Dividends from non-affiliates	7		884
Dividends from affiliates	—	(a)	3
Variation margin on futures contracts	—		36
Due from Advisor	1		—

Total Assets	11,685		925,645

LIABILITIES:
Payables:
Investment securities purchased	—		17,092
Fund shares redeemed	11		893
Accrued liabilities:
Investment advisory fees	—		251
Shareholder servicing fees	—		169
Distribution fees	3		27
Custodian and accounting fees	6		7
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Transfer agent fees	8		840
Registration fees	3		2
Printing and mailing costs	4		65
Audit fees	15		17

Total Liabilities	50		19,363

Net Assets	$11,635		$906,282

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Intrepid Multi Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$15,207	$894,266
Accumulated undistributed (distributions in excess of) net investment income	2	556
Accumulated net realized gains (losses)	(5,740)	(133,631)
Net unrealized appreciation (depreciation)	2,166	145,091

Total Net Assets	$11,635	$906,282

Net Assets:
Class A	$8,109	$61,145
Class C	2,064	22,246
Class R2	—	778
Class R5	—	55,979
Class R6	—	22,657
Select Class	1,462	743,477

Total	$11,635	$906,282

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	364	2,362
Class C	94	866
Class R2	—	30
Class R5	—	2,151
Class R6	—	871
Select Class	66	28,628

Net Asset Value (a):
Class A — Redemption price per share	$22.25	$25.89
Class C — Offering price per share (b)	21.95	25.68
Class R2 — Offering and redemption price per share	—	25.84
Class R5 — Offering and redemption price per share	—	26.02
Class R6 — Offering and redemption price per share	—	26.02
Select Class — Offering and redemption price per share	22.32	25.97
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.48	$27.32

Cost of investments in non-affiliates	$9,314	$730,790
Cost of investments in affiliates	187	44,555

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund	Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—	$1
Dividend income from non-affiliates	28,264		7,858	5,157
Dividend income from affiliates	31		10	6
Income from securities lending (net)	—		—	13

Total investment income	28,295		7,868	5,177

EXPENSES:
Investment advisory fees	6,149		2,183	1,405
Administration fees	815		289	186
Distribution fees:
Class A	93		40	156
Class B	—		—	28
Class C	26		55	108
Class R2	—	(a)	1	—
Shareholder servicing fees:
Class A	93		40	156
Class B	—		—	9
Class C	9		18	36
Class R2	—	(a)	— (a)	—
Class R5	114		28	—
Select Class	1,694		642	339
Custodian and accounting fees	41		20	17
Professional fees	28		26	23
Trustees’ and Chief Compliance Officer’s fees	10		4	3
Printing and mailing costs	44		26	35
Registration and filing fees	30		27	26
Transfer agent fees	132		138	210
Other	13		5	11

Total expenses	9,291		3,542	2,748

Less amounts waived	(222)		(218)	(300)

Net expenses	9,069		3,324	2,448

Net investment income (loss)	19,226		4,544	2,729

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	23,151		15,139	4,724
Futures	2,444		989	1,365

Net realized gain (loss)	25,595		16,128	6,089

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	83,091		14,472	23,292
Futures	(1,396)		(687)	(72)

Change in net unrealized appreciation/depreciation	81,695		13,785	23,220

Net realized/unrealized gains (losses)	107,290		29,913	29,309

Change in net assets resulting from operations	$126,516		$34,457	$32,038

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Intrepid Multi Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$127	$12,959
Dividend income from affiliates	— (a)	15
Income from securities lending (net)	—	—	(a)

Total investment income	127	12,974

EXPENSES:
Investment advisory fees	33	2,877
Administration fees	5	381
Distribution fees:
Class A	9	76
Class C	7	83
Class R2	—	—	(a)
Shareholder servicing fees:
Class A	9	76
Class C	2	28
Class R2	—	—	(a)
Class R5	—	14
Select Class	2	909
Custodian and accounting fees	15	23
Professional fees	23	29
Trustees’ and Chief Compliance Officer’s fees	— (a)	5
Printing and mailing costs	3	74
Registration and filing fees	14	40
Transfer agent fees	9	850
Other	3	6

Total expenses	134	5,471

Less amounts waived	(51)	(1,915)
Less expense reimbursements	(16)	—

Net expenses	67	3,556

Net investment income (loss)	60	9,418

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	206	8,710
Futures	10	578

Net realized gain (loss)	216	9,288

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	354	57,817
Futures	(2)	(428)

Change in net unrealized appreciation/depreciation	352	57,389

Net realized/unrealized gains (losses)	568	66,677

Change in net assets resulting from operations	$628	$76,095

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,226	$18,891	$4,544	$4,333
Net realized gain (loss)	25,595	19,272	16,128	21,282
Change in net unrealized appreciation/depreciation	81,695	(1,415)	13,785	(6,900)

Change in net assets resulting from operations	126,516	36,748	34,457	18,715

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,068)	(431)	(221)	(87)
Class C
From net investment income	(70)	—	(29)	—
Class R2
From net investment income	(1)	— (a)	(5)	— (a)
Class R5
From net investment income	(10,815)	(3,672)	(1,300)	(790)
Select Class
From net investment income	(24,714)	(11,474)	(4,926)	(2,710)

Total distributions to shareholders	(36,668)	(15,577)	(6,481)	(3,587)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(17,928)	96,366	(33,265)	(39,626)

NET ASSETS:
Change in net assets	71,920	117,537	(5,289)	(24,498)
Beginning of period	1,832,140	1,714,603	656,509	681,007

End of period	$1,904,060	$1,832,140	$651,220	$656,509

Accumulated undistributed (distributions in excess of) net investment income	$1,454	$18,896	$138	$2,075

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,729	$3,324	$60	$59
Net realized gain (loss)	6,089	6,579	216	686
Change in net unrealized appreciation/depreciation	23,220	(31,641)	352	(792)

Change in net assets resulting from operations	32,038	(21,738)	628	(47)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(607)	(902)	(86)	(74)
Class B
From net investment income	(20)	(29)	—	—
Class C
From net investment income	(82)	(106)	(13)	(10)
Select Class
From net investment income	(1,496)	(2,535)	(18)	(15)

Total distributions to shareholders	(2,205)	(3,572)	(117)	(99)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(34,243)	(17,403)	884	(2,420)

NET ASSETS:
Change in net assets	(4,410)	(42,713)	1,395	(2,566)
Beginning of period	427,794	470,507	10,240	12,806

End of period	$423,384	$427,794	$11,635	$10,240

Accumulated undistributed (distributions in excess of) net investment income	$(36)	$(560)	$2	$59

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,418	$14,221
Net realized gain (loss)	9,288	(31,157)
Change in net unrealized appreciation/depreciation	57,389	3,865

Change in net assets resulting from operations	76,095	(13,071)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(567)	(1,007)
Class C
From net investment income	(163)	(264)
Class R2
From net investment income	(1)	(1)
Class R5
From net investment income	(602)	(898)
Class R6
From net investment income	(223)	(530)
Select Class
From net investment income	(7,377)	(11,743)

Total distributions to shareholders	(8,933)	(14,443)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(20,701)	(75,090)

NET ASSETS:
Change in net assets	46,461	(102,604)
Beginning of period	859,821	962,425

End of period	$906,282	$859,821

Accumulated undistributed (distributions in excess of) net investment income	$556	$71

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,903	$54,229	$1,990	$4,240
Dividends and distributions reinvested	1,060	428	211	84
Cost of shares redeemed	(27,319)	(24,386)	(5,251)	(14,288)

Change in net assets resulting from Class A capital transactions	$(17,356)	$30,271	$(3,050)	$(9,964)

Class C
Proceeds from shares issued	$95	$277	$645	$830
Dividends and distributions reinvested	65	—	24	—
Cost of shares redeemed	(1,023)	(2,695)	(1,728)	(4,559)

Change in net assets resulting from Class C capital transactions	$(863)	$(2,418)	$(1,059)	$(3,729)

Class R2
Proceeds from shares issued	$—	$—	$235	$307
Dividends and distributions reinvested	1	— (a)	4	— (a)
Cost of shares redeemed	—	—	(47)	(9)

Change in net assets resulting from Class R2 capital transactions	$1	$— (a)	$192	$298

Class R5
Proceeds from shares issued	$100,516	$126,573	$5,759	$18,112
Dividends and distributions reinvested	10,815	3,672	1,300	790
Cost of shares redeemed	(14,189)	(15,017)	(8,793)	(25,313)

Change in net assets resulting from Class R5 capital transactions	$97,142	$115,228	$(1,734)	$(6,411)

Select Class
Proceeds from shares issued	$60,359	$174,790	$27,933	$59,824
Dividends and distributions reinvested	922	398	268	149
Cost of shares redeemed	(158,133)	(221,903)	(55,815)	(79,793)

Change in net assets resulting from Select Class capital transactions	$(96,852)	$(46,715)	$(27,614)	$(19,820)

Total change in net assets resulting from capital transactions	$(17,928)	$96,366	$(33,265)	$(39,626)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	344	2,380	76	176
Reinvested	40	19	8	4
Redeemed	(1,046)	(1,041)	(203)	(598)

Change in Class A Shares	(662)	1,358	(119)	(418)

Class C
Issued	3	12	25	36
Reinvested	3	—	1	—
Redeemed	(40)	(115)	(67)	(195)

Change in Class C Shares	(34)	(103)	(41)	(159)

Class R2
Issued	—	—	9	12
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	—	—	(2)	— (a)

Change in Class R2 Shares	— (a)	— (a)	7	12

Class R5
Issued	3,838	5,382	222	752
Reinvested	410	164	49	35
Redeemed	(551)	(636)	(336)	(1,051)

Change in Class R5 Shares	3,697	4,910	(65)	(264)

Select Class
Issued	2,345	7,481	1,078	2,516
Reinvested	35	18	10	6
Redeemed	(6,025)	(9,335)	(2,099)	(3,336)

Change in Select Class Shares	(3,645)	(1,836)	(1,011)	(814)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,804	$21,079	$2,130	$1,923
Dividends and distributions reinvested	594	890	85	74
Cost of shares redeemed	(16,979)	(30,955)	(1,800)	(3,790)

Change in net assets resulting from Class A capital transactions	$(5,581)	$(8,986)	$415	$(1,793)

Class B
Proceeds from shares issued	$73	$97	$—	$—
Dividends and distributions reinvested	20	28	—	—
Cost of shares redeemed	(1,016)	(2,469)	—	—

Change in net assets resulting from Class B capital transactions	$(923)	$(2,344)	$—	$—

Class C
Proceeds from shares issued	$2,688	$6,681	$469	$89
Dividends and distributions reinvested	78	101	12	9
Cost of shares redeemed	(3,568)	(7,645)	(245)	(638)

Change in net assets resulting from Class C capital transactions	$(802)	$(863)	$236	$(540)

Select Class
Proceeds from shares issued	$11,441	$37,997	$263	$115
Dividends and distributions reinvested	152	338	7	4
Cost of shares redeemed	(38,530)	(43,545)	(37)	(206)

Change in net assets resulting from Select Class capital transactions	$(26,937)	$(5,210)	$233	$(87)

Total change in net assets resulting from capital transactions	$(34,243)	$(17,403)	$884	$(2,420)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	692	1,439	96	95
Reinvested	37	60	4	4
Redeemed	(1,090)	(2,144)	(83)	(203)

Change in Class A Shares	(361)	(645)	17	(104)

Class B
Issued	5	7	—	—
Reinvested	1	2	—	—
Redeemed	(73)	(190)	—	—

Change in Class B Shares	(67)	(181)	—	—

Class C
Issued	192	506	21	5
Reinvested	6	8	— (a)	1
Redeemed	(256)	(592)	(11)	(34)

Change in Class C Shares	(58)	(78)	10	(28)

Select Class
Issued	729	2,568	13	6
Reinvested	9	22	— (a)	— (a)
Redeemed	(2,373)	(2,955)	(2)	(11)

Change in Select Class Shares	(1,635)	(365)	11	(5)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Intrepid Value Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,319	$7,225
Dividends and distributions reinvested	549	975
Cost of shares redeemed	(10,410)	(27,020)

Change in net assets resulting from Class A capital transactions	$(4,542)	$(18,820)

Class C
Proceeds from shares issued	$1,343	$1,276
Dividends and distributions reinvested	140	212
Cost of shares redeemed	(3,002)	(8,712)

Change in net assets resulting from Class C capital transactions	$(1,519)	$(7,224)

Class R2
Proceeds from shares issued	$716	$—
Dividends and distributions reinvested	1	1
Cost of shares redeemed	(13)	—

Change in net assets resulting from Class R2 capital transactions	$704	$1

Class R5
Proceeds from shares issued	$2,420	$11,186
Dividends and distributions reinvested	602	898
Cost of shares redeemed	(3,322)	(9,351)

Change in net assets resulting from Class R5 capital transactions	$(300)	$2,733

Class R6
Proceeds from shares issued	$2,340	$18,438
Dividends and distributions reinvested	61	362
Cost of shares redeemed	(125)	(30,975)

Change in net assets resulting from Class R6 capital transactions	$2,276	$(12,175)

Select Class
Proceeds from shares issued	$121,453	$303,999
Dividends and distributions reinvested	5,265	7,270
Cost of shares redeemed	(144,038)	(350,874)

Change in net assets resulting from Select Class capital transactions	$(17,320)	$(39,605)

Total change in net assets resulting from capital transactions	$(20,701)	$(75,090)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	214	315
Reinvested	21	43
Redeemed	(419)	(1,229)

Change in Class A Shares	(184)	(871)

Class C
Issued	52	56
Reinvested	6	10
Redeemed	(120)	(387)

Change in Class C Shares	(62)	(321)

Class R2
Issued	27	—
Reinvested	— (a)	— (a)
Redeemed	— (a)	—

Change in Class R2 Shares	27	— (a)

Class R5
Issued	94	482
Reinvested	23	39
Redeemed	(131)	(412)

Change in Class R5 Shares	(14)	109

Class R6
Issued	92	756
Reinvested	2	16
Redeemed	(5)	(1,308)

Change in Class R6 Shares	89	(536)

Select Class
Issued	4,800	13,182
Reinvested	202	320
Redeemed	(5,699)	(15,567)

Change in Select Class Shares	(697)	(2,065)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$24.68	$0.22	(f)(g)	$1.43	$1.65	$(0.41)	$—	$(0.41)
Year Ended June 30, 2012	24.55	0.19	(f)	0.10	0.29	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.54	0.17	(f)	6.01	6.18	(0.17)	—	(0.17)
Year Ended June 30, 2010	16.41	0.13	(f)	2.35	2.48	(0.35)	—	(0.35)
Year Ended June 30, 2009	24.32	0.22	(f)	(7.42)	(7.20)	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2008	29.66	0.18	(f)	(4.09)	(3.91)	(0.24)	(1.19)	(1.43)

Class C
Six Months Ended December 31, 2012 (Unaudited)	24.48	0.16	(f)(g)	1.41	1.57	(0.27)	—	(0.27)
Year Ended June 30, 2012	24.29	0.07	(f)	0.12	0.19	—	—	—
Year Ended June 30, 2011	18.33	0.06	(f)	5.94	6.00	(0.04)	—	(0.04)
Year Ended June 30, 2010	16.28	0.03	(f)	2.34	2.37	(0.32)	—	(0.32)
Year Ended June 30, 2009	24.09	0.13	(f)	(7.34)	(7.21)	—	(0.60)	(0.60)
Year Ended June 30, 2008	29.38	0.04	(f)	(4.04)	(4.00)	(0.10)	(1.19)	(1.29)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	24.43	0.19	(f)(g)	1.41	1.60	(0.37)	—	(0.37)
Year Ended June 30, 2012	24.21	0.13	(f)	0.12	0.25	(0.03)	—	(0.03)
Year Ended June 30, 2011	18.36	0.13	(f)	5.92	6.05	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.29	0.09	(f)	2.33	2.42	(0.35)	—	(0.35)
November 3, 2008 (i) through June 30, 2009	17.58	0.13	(f)	(0.62)	(0.49)	(0.20)	(0.60)	(0.80)

Class R5
Six Months Ended December 31, 2012 (Unaudited)	24.84	0.29	(f)(g)	1.44	1.73	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.69	0.30	(f)	0.10	0.40	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.65	0.26	(f)	6.06	6.32	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.47	0.22	(f)	2.36	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2009	24.46	0.30	(f)	(7.48)	(7.18)	(0.21)	(0.60)	(0.81)
Year Ended June 30, 2008	29.81	0.31	(f)	(4.11)	(3.80)	(0.36)	(1.19)	(1.55)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	24.88	0.26	(f)(g)	1.44	1.70	(0.49)	—	(0.49)
Year Ended June 30, 2012	24.73	0.25	(f)	0.10	0.35	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.68	0.23	(f)	6.04	6.27	(0.22)	—	(0.22)
Year Ended June 30, 2010	16.51	0.18	(f)	2.37	2.55	(0.38)	—	(0.38)
Year Ended June 30, 2009	24.47	0.27	(f)	(7.48)	(7.21)	(0.15)	(0.60)	(0.75)
Year Ended June 30, 2008	29.80	0.25	(f)	(4.12)	(3.87)	(0.27)	(1.19)	(1.46)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.13, $0.06, $0.10, $0.19 and $0.16 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.97%, 0.47%, 0.74%, 1.48% and 1.23% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Includes interest expense of 0.01%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$25.92	6.68%	$68,068	1.24%		1.72	%(g)	1.26%	26%
24.68	1.26	81,139	1.25		0.82		1.27	95
24.55	33.39	47,376	1.24		0.77		1.28	102
18.54	14.96	49,927	1.25		0.64		1.29	108
16.41	(29.40)	56,213	1.25		1.25		1.32	125
24.32	(13.63)	106,108	1.26	(h)	0.67		1.29	89

25.78	6.42	6,628	1.74		1.21	(g)	1.76	26
24.48	0.78	7,117	1.75		0.31		1.78	95
24.29	32.74	9,570	1.74		0.28		1.78	102
18.33	14.37	10,221	1.75		0.14		1.79	108
16.28	(29.78)	11,270	1.75		0.73		1.81	125
24.09	(14.02)	24,579	1.76	(h)	0.16		1.79	89

25.66	6.55	80	1.49		1.48	(g)	1.51	26
24.43	1.03	75	1.50		0.56		1.52	95
24.21	33.04	74	1.49		0.59		1.53	102
18.36	14.68	105	1.50		0.47		1.54	108
16.29	(2.49)	49	1.50		1.30		1.59	125

26.02	6.94	526,923	0.79		2.23	(g)	0.82	26
24.84	1.74	411,202	0.79		1.28		0.82	95
24.69	34.02	287,527	0.79		1.14		0.83	102
18.65	15.49	105,092	0.80		1.12		0.84	108
16.47	(29.11)	84,934	0.80		1.73		0.87	125
24.46	(13.23)	128,967	0.80		1.15		0.84	89

26.09	6.82	1,302,361	0.99		1.98	(g)	1.01	26
24.88	1.52	1,332,607	1.00		1.07		1.02	95
24.73	33.69	1,370,056	0.99		1.04		1.03	102
18.68	15.28	1,259,093	1.00		0.90		1.04	108
16.51	(29.24)	1,445,890	1.00		1.47		1.06	125
24.47	(13.42)	3,209,267	1.00		0.89		1.03	89

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$25.00	$0.14	(f)(g)	$1.11	$1.25	$(0.19)	$—	$(0.19)
Year Ended June 30, 2012	24.39	0.10	(f)	0.57	0.67	(0.06)	—	(0.06)
Year Ended June 30, 2011	17.93	0.12	(f)	6.48	6.60	(0.14)	—	(0.14)
Year Ended June 30, 2010	15.79	0.07	(f)	2.20	2.27	(0.13)	—	(0.13)
Year Ended June 30, 2009	22.03	0.09	(f)	(6.24)	(6.15)	(0.09)	—	(0.09)
Year Ended June 30, 2008	24.53	0.02		(2.08)	(2.06)	(0.05)	(0.39)	(0.44)

Class C
Six Months Ended December 31, 2012 (Unaudited)	24.64	0.08	(f)(g)	1.07	1.15	(0.05)	—	(0.05)
Year Ended June 30, 2012	24.09	(0.02	)(f)	0.57	0.55	—	—	—
Year Ended June 30, 2011	17.70	0.01	(f)	6.40	6.41	(0.02)	—	(0.02)
Year Ended June 30, 2010	15.59	(0.03	)(f)	2.18	2.15	(0.04)	—	(0.04)
Year Ended June 30, 2009	21.73	0.01	(f)	(6.15)	(6.14)	—	—	—
Year Ended June 30, 2008	24.28	(0.09)		(2.07)	(2.16)	—	(0.39)	(0.39)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	24.72	0.11	(f)(g)	1.09	1.20	(0.21)	—	(0.21)
Year Ended June 30, 2012	24.13	0.07	(f)	0.54	0.61	(0.02)	—	(0.02)
Year Ended June 30, 2011	17.76	0.06	(f)	6.41	6.47	(0.10)	—	(0.10)
Year Ended June 30, 2010	15.65	0.02	(f)	2.20	2.22	(0.11)	—	(0.11)
November 3, 2008 (h) through June 30, 2009	15.84	0.08	(f)	(0.09)	(0.01)	(0.18)	—	(0.18)

Class R5
Six Months Ended December 31, 2012 (Unaudited)	25.05	0.20	(f)(g)	1.11	1.31	(0.31)	—	(0.31)
Year Ended June 30, 2012	24.45	0.21	(f)	0.57	0.78	(0.18)	—	(0.18)
Year Ended June 30, 2011	17.98	0.21	(f)	6.50	6.71	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.83	0.15	(f)	2.22	2.37	(0.22)	—	(0.22)
Year Ended June 30, 2009	22.15	0.16	(f)	(6.28)	(6.12)	(0.20)	—	(0.20)
Year Ended June 30, 2008	24.63	0.12		(2.09)	(1.97)	(0.12)	(0.39)	(0.51)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	25.15	0.18	(f)(g)	1.11	1.29	(0.26)	—	(0.26)
Year Ended June 30, 2012	24.55	0.16	(f)	0.57	0.73	(0.13)	—	(0.13)
Year Ended June 30, 2011	18.04	0.17	(f)	6.53	6.70	(0.19)	—	(0.19)
Year Ended June 30, 2010	15.88	0.12	(f)	2.22	2.34	(0.18)	—	(0.18)
Year Ended June 30, 2009	22.15	0.12	(f)	(6.27)	(6.15)	(0.12)	—	(0.12)
Year Ended June 30, 2008	24.64	0.07		(2.09)	(2.02)	(0.08)	(0.39)	(0.47)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.08, $0.02, $0.05, $0.14 and $0.12 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.63%, 0.13%, 0.42%, 1.08% and 0.90% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$26.06	4.98%	$30,298	1.24%	1.08	%(g)	1.31%	26%
25.00	2.76	32,027	1.25	0.42		1.32	110
24.39	36.86	41,424	1.24	0.54		1.33	129
17.93	14.32	41,167	1.25	0.36		1.34	118
15.79	(27.88)	49,749	1.25	0.53		1.37	121
22.03	(8.54)	112,249	1.25	0.07		1.30	130

25.74	4.68	13,875	1.74	0.58	(g)	1.80	26
24.64	2.28	14,298	1.75	(0.09)		1.82	110
24.09	36.21	17,811	1.74	0.05		1.83	129
17.70	13.78	18,827	1.75	(0.14)		1.84	118
15.59	(28.26)	21,746	1.75	0.04		1.87	121
21.73	(9.03)	45,171	1.75	(0.43)		1.80	130

25.71	4.85	578	1.49	0.87	(g)	1.55	26
24.72	2.53	375	1.50	0.29		1.56	110
24.13	36.49	78	1.49	0.26		1.58	129
17.76	14.10	57	1.50	0.11		1.59	118
15.65	0.07	50	1.50	0.80		1.68	121

26.05	5.22	109,727	0.79	1.54	(g)	0.86	26
25.05	3.26	107,169	0.80	0.87		0.87	110
24.45	37.44	111,071	0.79	0.96		0.88	129
17.98	14.86	86,795	0.80	0.81		0.89	118
15.83	(27.55)	74,460	0.80	0.99		0.92	121
22.15	(8.15)	154,884	0.80	0.52		0.85	130

26.18	5.11	496,742	0.99	1.35	(g)	1.06	26
25.15	3.04	502,640	1.00	0.67		1.07	110
24.55	37.25	510,623	0.99	0.77		1.07	129
18.04	14.64	398,110	1.00	0.61		1.09	118
15.88	(27.72)	495,872	1.00	0.66		1.10	121
22.15	(8.36)	1,914,001	1.00	0.32		1.05	130

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$14.99	$0.09	(f)(g)	$1.05	$1.14	$(0.08)	$—	$(0.08)
Year Ended June 30, 2012	15.79	0.10	(f)	(0.79)	(0.69)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.54	0.04	(f)	4.26	4.30	(0.05)	—	(0.05)
Year Ended June 30, 2010	9.53	0.07	(f)	2.02	2.09	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.39	0.12	(f)	(4.61)	(4.49)	(0.12)	(0.25)	(0.37)
Year Ended June 30, 2008	18.57	0.04	(f)	(2.37)	(2.33)	(0.05)	(1.80)	(1.85)

Class B
Six Months Ended December 31, 2012 (Unaudited)	13.47	0.04	(f)(g)	0.94	0.98	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.22	—	(f)(h)	(0.70)	(0.70)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.44	(0.04	)(f)	3.83	3.79	(0.01)	—	(0.01)
Year Ended June 30, 2010	8.63	(0.01	)(f)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.11	0.06	(f)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.16	(0.05	)(f)	(2.19)	(2.24)	(0.01)	(1.80)	(1.81)

Class C
Six Months Ended December 31, 2012 (Unaudited)	13.48	0.04	(f)(g)	0.93	0.97	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.24	0.01	(f)	(0.72)	(0.71)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.45	(0.04	)(f)	3.85	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2010	8.64	(0.01	)(f)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.12	0.06	(f)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.17	(0.05	)(f)	(2.19)	(2.24)	(0.01)	(1.80)	(1.81)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	15.51	0.11	(f)(g)	1.09	1.20	(0.09)	—	(0.09)
Year Ended June 30, 2012	16.33	0.14	(f)	(0.82)	(0.68)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.92	0.08	(f)	4.41	4.49	(0.08)	—	(0.08)
Year Ended June 30, 2010	9.84	0.11	(f)	2.08	2.19	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.83	0.15	(f)	(4.75)	(4.60)	(0.14)	(0.25)	(0.39)
Year Ended June 30, 2008	19.09	0.08	(f)	(2.45)	(2.37)	(0.09)	(1.80)	(1.89)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.04, $(0.01), $(0.01) and $0.06 for Class A, Class B, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.53%, (0.11)%, (0.11)% and 0.78% for Class A, Class B, Class C and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$16.05	7.58%	$125,071	1.23%	1.16	%(g)	1.38%	17%
14.99	(4.36)	122,217	1.24	0.68		1.38	51
15.79	37.29	138,937	1.23	0.31		1.39	47
11.54	21.93	120,375	1.24	0.63		1.43	65
9.53	(30.94)	105,702	1.24	1.22		1.55	64
14.39	(13.02)	190,093	1.24	0.23		1.37	109

14.41	7.27	7,388	1.86	0.51	(g)	1.88	17
13.47	(4.94)	7,805	1.88	0.03		1.88	51
14.22	36.35	10,830	1.89	(0.34)		1.89	47
10.44	21.15	10,845	1.93	(0.06)		1.93	65
8.63	(31.38)	11,745	1.85	0.60		2.04	64
13.11	(13.61)	22,749	1.83	(0.37)		1.87	109

14.41	7.20	29,185	1.87	0.52	(g)	1.88	17
13.48	(4.97)	28,079	1.88	0.04		1.88	51
14.24	36.42	30,773	1.88	(0.34)		1.88	47
10.45	21.14	22,273	1.92	(0.06)		1.93	65
8.64	(31.35)	16,706	1.85	0.61		2.05	64
13.12	(13.60)	31,298	1.83	(0.36)		1.87	109

16.62	7.76	261,740	0.98	1.41	(g)	1.13	17
15.51	(4.11)	269,693	0.99	0.94		1.13	51
16.33	37.67	289,967	0.99	0.56		1.14	47
11.92	22.23	202,190	0.99	0.88		1.18	65
9.84	(30.77)	224,925	0.99	1.48		1.30	64
14.83	(12.89)	391,384	0.99	0.46		1.12	109

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Multi Cap Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$21.13	$0.14	(f)(g)	$1.22	$1.36	$(0.24)	$—	$(0.24)
Year Ended June 30, 2012	20.60	0.13	(f)	0.63	0.76	(0.23)	—	(0.23)
Year Ended June 30, 2011	15.44	0.17	(f)	5.03	5.20	(0.04)	—	(0.04)
Year Ended June 30, 2010	13.42	0.05	(f)	2.16	2.21	(0.19)	—	(0.19)
Year Ended June 30, 2009	19.88	0.14	(f)	(6.54)	(6.40)	(0.06)	—	(0.06)
Year Ended June 30, 2008	25.22	0.10	(f)	(4.52)	(4.42)	(0.09)	(0.83)	(0.92)

Class C
Six Months Ended December 31, 2012 (Unaudited)	20.81	0.08	(f)(g)	1.20	1.28	(0.14)	—	(0.14)
Year Ended June 30, 2012	20.25	0.04	(f)	0.62	0.66	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.22	0.08	(f)	4.95	5.03	—	—	—
Year Ended June 30, 2010	13.27	(0.03	)(f)	2.13	2.10	(0.15)	—	(0.15)
Year Ended June 30, 2009	19.65	0.07	(f)	(6.45)	(6.38)	—	—	—
Year Ended June 30, 2008	24.99	(0.02	)(f)	(4.48)	(4.50)	(0.01)	(0.83)	(0.84)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	21.21	0.17	(f)(g)	1.23	1.40	(0.29)	—	(0.29)
Year Ended June 30, 2012	20.70	0.19	(f)	0.62	0.81	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.51	0.21	(f)	5.06	5.27	(0.08)	—	(0.08)
Year Ended June 30, 2010	13.46	0.09	(f)	2.17	2.26	(0.21)	—	(0.21)
Year Ended June 30, 2009	19.97	0.18	(f)	(6.58)	(6.40)	(0.11)	—	(0.11)
Year Ended June 30, 2008	25.32	0.14	(f)	(4.52)	(4.38)	(0.14)	(0.83)	(0.97)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.09, $0.04 and $0.12 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.83%, 0.33% and 1.09% for Class A, Class C and Select Class Shares, respectively.
(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$22.25	6.42%	$8,109	1.25%		1.24	%(g)	2.54%	29%
21.13	3.83	7,329	1.25		0.68		2.51	57
20.60	33.71	9,291	1.25		0.91		2.44	75
15.44	16.36	7,503	1.25		0.30		2.59	145
13.42	(32.17)	6,582	1.25		1.01		2.60	105
19.88	(17.88)	11,456	1.25		0.43		1.80	108

21.95	6.12	2,064	1.75		0.74	(g)	3.04	29
20.81	3.33	1,747	1.75		0.19		3.02	57
20.25	33.05	2,266	1.75		0.43		2.94	75
15.22	15.73	2,302	1.75		(0.21)		3.10	145
13.27	(32.47)	2,384	1.75		0.49		3.07	105
19.65	(18.34)	4,904	1.76	(h)	(0.07)		2.30	108

22.32	6.56	1,462	1.00		1.51	(g)	2.29	29
21.21	4.09	1,164	1.00		0.94		2.28	57
20.70	34.04	1,249	1.00		1.13		2.19	75
15.51	16.65	897	1.00		0.54		2.37	145
13.46	(32.01)	1,102	1.00		1.25		2.17	105
19.97	(17.67)	5,310	1.00		0.60		1.46	108

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$23.99	$0.25	(f)(g)	$1.89	$2.14	$(0.24)	$—	$(0.24)
Year Ended June 30, 2012	24.35	0.35	(f)	(0.34)	0.01	(0.37)	—	(0.37)
Year Ended June 30, 2011	18.64	0.30	(f)	5.65	5.95	(0.24)	—	(0.24)
Year Ended June 30, 2010	16.47	0.19	(f)	2.17	2.36	(0.19)	—	(0.19)
Year Ended June 30, 2009	23.48	0.37	(f)	(7.00)	(6.63)	(0.38)	—	(0.38)
Year Ended June 30, 2008	29.19	0.36	(f)	(5.48)	(5.12)	(0.35)	(0.24)	(0.59)

Class C
Six Months Ended December 31, 2012 (Unaudited)	23.80	0.19	(f)(g)	1.88	2.07	(0.19)	—	(0.19)
Year Ended June 30, 2012	24.16	0.24	(f)	(0.35)	(0.11)	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.53	0.19	(f)	5.60	5.79	(0.16)	—	(0.16)
Year Ended June 30, 2010	16.37	0.09	(f)	2.16	2.25	(0.09)	—	(0.09)
Year Ended June 30, 2009	23.37	0.28	(f)	(6.97)	(6.69)	(0.31)	—	(0.31)
Year Ended June 30, 2008	29.05	0.23	(f)	(5.45)	(5.22)	(0.22)	(0.24)	(0.46)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	23.95	0.19	(f)(g)	1.91	2.10	(0.21)	—	(0.21)
Year Ended June 30, 2012	24.31	0.29	(f)	(0.33)	(0.04)	(0.32)	—	(0.32)
Year Ended June 30, 2011	18.63	0.24	(f)	5.64	5.88	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.46	0.14	(f)	2.17	2.31	(0.14)	—	(0.14)
November 3, 2008 (h) through June 30, 2009	18.03	0.21	(f)	(1.53)	(1.32)	(0.25)	—	(0.25)

Class R5
Six Months Ended December 31, 2012 (Unaudited)	24.10	0.30	(f)(g)	1.90	2.20	(0.28)	—	(0.28)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.34)	0.09	(0.45)	—	(0.45)
Year Ended June 30, 2011	18.71	0.37	(f)	5.68	6.05	(0.30)	—	(0.30)
Year Ended June 30, 2010	16.53	0.27	(f)	2.19	2.46	(0.28)	—	(0.28)
Year Ended June 30, 2009	23.54	0.45	(f)	(7.02)	(6.57)	(0.44)	—	(0.44)
Year Ended June 30, 2008	29.26	0.46	(f)	(5.47)	(5.01)	(0.47)	(0.24)	(0.71)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	24.10	0.30	(f)(g)	1.91	2.21	(0.29)	—	(0.29)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.33)	0.10	(0.46)	—	(0.46)
November 30, 2010 (h) through June 30, 2011	21.27	0.21	(f)	3.18	3.39	(0.20)	—	(0.20)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	24.06	0.27	(f)(g)	1.90	2.17	(0.26)	—	(0.26)
Year Ended June 30, 2012	24.42	0.39	(f)	(0.35)	0.04	(0.40)	—	(0.40)
Year Ended June 30, 2011	18.70	0.33	(f)	5.67	6.00	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.51	0.24	(f)	2.19	2.43	(0.24)	—	(0.24)
Year Ended June 30, 2009	23.54	0.41	(f)	(7.03)	(6.62)	(0.41)	—	(0.41)
Year Ended June 30, 2008	29.26	0.43	(f)	(5.49)	(5.06)	(0.42)	(0.24)	(0.66)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.19, $0.13, $0.13, $0.24, $0.25 and $0.22 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 1.53%, 1.04%, 1.04%, 1.89%, 1.93% and 1.69% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$25.89	8.93%	$61,145	0.94%	1.97	%(g)	1.46%	17%
23.99	0.14	61,097	0.95	1.54		1.47	82
24.35	32.01	83,202	0.97	1.34		1.40	72
18.64	14.23	82,062	1.11	0.95		1.44	113
16.47	(28.20)	90,931	1.25	2.06		1.54	107
23.48	(17.73)	162,876	1.25	1.33		1.42	78

25.68	8.68	22,246	1.44	1.48	(g)	1.96	17
23.80	(0.37)	22,086	1.45	1.04		1.96	82
24.16	31.30	30,172	1.47	0.84		1.90	72
18.53	13.70	30,368	1.61	0.45		1.94	113
16.37	(28.57)	31,875	1.75	1.56		2.04	107
23.37	(18.13)	58,298	1.75	0.84		1.92	78

25.84	8.79	778	1.19	1.48	(g)	1.71	17
23.95	(0.09)	70	1.20	1.29		1.73	82
24.31	31.65	70	1.21	1.07		1.65	72
18.63	13.98	53	1.36	0.70		1.69	113
16.46	(7.15)	46	1.50	2.02		1.87	107

26.02	9.13	55,979	0.59	2.33	(g)	1.01	17
24.10	0.49	52,183	0.60	1.88		1.03	82
24.46	32.45	50,276	0.60	1.60		0.94	72
18.71	14.75	17,566	0.66	1.37		0.99	113
16.53	(27.87)	7,933	0.80	2.50		1.10	107
23.54	(17.34)	11,733	0.80	1.68		0.94	78

26.02	9.15	22,657	0.54	2.38	(g)	0.97	17
24.10	0.54	18,840	0.55	1.86		0.97	82
24.46	15.96	32,237	0.54	1.48		0.87	72

25.97	9.01	743,477	0.79	2.13	(g)	1.21	17
24.06	0.29	705,545	0.80	1.70		1.22	82
24.42	32.17	766,468	0.80	1.44		1.14	72
18.70	14.61	138,337	0.86	1.20		1.19	113
16.51	(28.07)	92,507	1.00	2.31		1.30	107
23.54	(17.51)	130,928	1.00	1.60		1.17	78

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Multi Cap Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

The Investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The Investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The Investment objective of both the Intrepid Multi Cap Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid America Fund
Total Investments in Securities (a)	$1,902,573	$—	$—	$1,902,573

Intrepid Growth Fund
Total Investments in Securities (a)	$658,426	$—	$—	$658,426

Intrepid Mid Cap Fund
Total Investments in Securities (b)	$424,273	$716	$—	$424,989

Appreciation in Other Financial Instruments
Futures Contracts	$154	$—	$—	$154

Intrepid Multi Cap Fund
Total Investments in Securities (a)	$11,667	$—	$—	$11,667

Intrepid Value Fund
Total Investments in Securities (a)	$920,437	$—	$—	$920,437

Depreciation in Other Financial Instruments
Futures Contracts	$(1)	$—	$—	$(1)

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2012.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

B. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2012 (amounts in thousands):

	Intrepid America Fund		Intrepid Growth Fund		Intrepid Mid Cap Fund	Intrepid Multi Cap Fund		Intrepid Value Fund
Futures Contracts:
Average Notional Balance Long	$57,132	(a)	$18,558	(b)	$10,723	$195	(b)	$19,875
Ending Notional Balance Long	—		—		8,756	—		1,420

(a)	For the period July 1, 2012 through November 30, 2012.
(b)	For the period July 1, 2012 through October 31, 2012.

C. Securities Lending — Each Fund (except Intrepid Multi Cap Fund) may lend securities to brokers approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as lending agent for each Fund except Intrepid Multi Cap Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Funds receive cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2012, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Intrepid Mid Cap Fund	$	—(a)
Intrepid Value Fund		—(a)

(a)	Amount rounds to less than $1,000.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2012, there were no securities out on loan.

60	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the following Funds’ investment of collateral in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Intrepid Mid Cap Fund	$—	(a)
Intrepid Value Fund	—	(a)

(a)	Amount rounds to less than $1,000.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publically available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.65% of each Funds’ average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075%

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid America Fund	0.25%	n/a	0.75%	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Multi Cap Fund	0.25	n/a	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Intrepid America Fund	$1		$—	(a)
Intrepid Growth Fund	2		—	(a)
Intrepid Mid Cap Fund	29		1
Intrepid Multi Cap Fund	—	(a)	—	(a)
Intrepid Value Fund	2		—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest,

62	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid America Fund	1.25%	n/a	1.75%	1.50%	0.80%	n/a	1.00%
Intrepid Growth Fund	1.25	n/a	1.75	1.50	0.80	n/a	1.00
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	n/a	n/a	0.99
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	n/a	n/a	1.00
Intrepid Value Fund	0.95	n/a	1.45	1.20	0.60	0.55%	0.80

The expense limitation agreements were in effect for the six months ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Intrepid America Fund	$—	$—	$168	$168	$—
Intrepid Growth Fund	—	32	168	200	—
Intrepid Mid Cap Fund	3	—	286	289	—
Intrepid Multi Cap Fund	33	5	13	51	16
Intrepid Value Fund	1,470	381	42	1,893	—

	Voluntary Waivers
	Investment Advisory		Administration	Shareholder Servicing	Total
Intrepid Mid Cap Fund	$—	(a)	$—	$1	$1

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2012 was as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Intrepid America Fund	$54
Intrepid Growth Fund	18
Intrepid Mid Cap Fund	10
Intrepid Value Fund	22

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2012, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended December 31, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid America Fund	$469,965	$521,647	$—	$—
Intrepid Growth Fund	170,553	197,954	—	—
Intrepid Mid Cap Fund	69,030	101,296	715	730
Intrepid Multi Cap Fund	3,898	2,943	—	—
Intrepid Value Fund	141,315	156,300	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$1,505,592	$415,233	$18,252	$396,981
Intrepid Growth Fund	516,874	147,920	6,368	141,552
Intrepid Mid Cap Fund	326,673	109,042	10,726	98,316
Intrepid Multi Cap Fund	9,501	2,304	138	2,166
Intrepid Value Fund	775,345	152,744	7,652	145,092

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Intrepid Value Fund	$13,137	$—

At June 30, 2012, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	Total
Intrepid America Fund	$107,685	$365,524	$473,209
Intrepid Growth Fund	195,957	252,490	448,447
Intrepid Mid Cap Fund	—	59,938	59,938
Intrepid Multi Cap Fund	2,371	3,432	5,803
Intrepid Value Fund	23,411	64,844	88,255

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

64	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund and Intrepid Value Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	45.1%	25.4%
Intrepid Growth Fund	58.9	n/a
Intrepid Mid Cap Fund	54.4	n/a

Additionally, Intrepid Mid Cap Fund and Intrepid Multi Cap Fund each have a shareholder which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any trans- action costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$1,066.80	$6.46	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,064.20	9.05	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,065.50	7.76	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R5
Actual	1,000.00	1,069.40	4.12	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Select Class
Actual	1,000.00	1,068.20	5.16	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Intrepid Growth Fund
Class A
Actual	1,000.00	1,049.80	6.41	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,046.80	8.98	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,048.50	7.69	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49

66	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Fund (continued)
Class R5
Actual	$1,000.00	$1,052.20	$4.09	0.79%
Hypothetical	1,000.00	1,021.22	4.02	0.79
Select Class
Actual	1,000.00	1,051.10	5.12	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,075.80	6.44	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class B
Actual	1,000.00	1,072.70	9.72	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class C
Actual	1,000.00	1,072.00	9.77	1.87
Hypothetical	1,000.00	1,015.78	9.50	1.87
Select Class
Actual	1,000.00	1,077.60	5.13	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98

Intrepid Multi Cap Fund
Class A
Actual	1,000.00	1,064.20	6.50	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,061.20	9.09	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Select Class
Actual	1,000.00	1,065.60	5.21	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Intrepid Value Fund
Class A
Actual	1,000.00	1,089.30	4.95	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class C
Actual	1,000.00	1,086.80	7.57	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class R2
Actual	1,000.00	1,087.90	6.26	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R5
Actual	1,000.00	1,091.30	3.11	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R6
Actual	1,000.00	1,091.50	2.85	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Select Class
Actual	1,000.00	1,090.10	4.16	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

68	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board also considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. With respect to the Intrepid Mid Cap Fund, the Trustees also considered the fees paid to JPMCB, the former securities lending agent during the review period. Effective March 1, 2011, Intrepid Mid Cap Fund retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	69

classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s performance was in the third, second and fourth quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2011, respectively. The Trustees also noted that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Growth Fund’s performance was in the second, second and third quintiles for Class A shares and in the first, second, and third quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s performance was in the second, third and fourth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Multi Cap Fund’s performance was in the second, third and fifth quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Value Fund’s performance was in the second, second and third quintiles, for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s net advisory fee for Class A and Select Class shares was in the fourth quintile, respectively, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for Class A and Select Class shares was in the third and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the second

70	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Multi Cap Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	71

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	SAN-INT-1212

Semi-Annual Report

J.P. Morgan Equity Funds

December 31, 2012 (Unaudited)

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Equity Plus Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the six months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. Treasury Yields Remain Low

Yields for U.S. Treasury securities remained at historically low levels throughout the six-month period. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended December 31, 2012.

International Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the six months ended December 31, 2012.

Investment Implications for the U.S. Debt and Deficit Negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Accommodative policies from the U.S. Federal Reserve and improving economic data helped U.S. equity markets rally during the reporting period. In September, The U.S. Federal Reserve announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the equity rally, but U.S. stocks across most market capitalizations and investment styles finished the reporting period with gains. The S&P 500 Index returned 5.95% for the six months ended December 31, 2012. U.S. large-cap value stocks outperformed U.S. large-cap growth stocks.

2	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.02%
S&P 500 Index	5.95%

Net Assets as of 12/31/2012 (In Thousands)	$150,595

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Dynamic Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index for the six months ended December 31, 2012. The Fund’s stock selection in the information technology sector was the main detractor from relative performance. The Fund’s stock selection in the consumer discretionary sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s short positions in Fusion-io Inc. and Google, Inc. Shares of Fusion-io Inc., a provider of datacenter solutions, gained after the company announced expectations for its revenue that were better than investors had anticipated. Shares of Google, Inc. benefited from investors’ optimism surrounding increased spending on internet search advertising. The Fund’s long position in Microsoft Corp. also detracted from relative performance. The stock declined after the software company reported disappointing third-quarter results.

Individual contributors to relative performance included the Fund’s short positions in Perrigo Company and Bristol-Myers Squibb Co. Shares of Perrigo Company declined following the nutritional products company’s disappointing quarterly revenue. Shares of Bristol-Myers Squibb Co. declined following the healthcare company’s disappointing earnings, which were lower due to diminishing sales for several of its drugs that faced patent expiration. The Fund’s long position in Expedia, Inc. also contributed to relative performance. The stock benefited from the online travel company’s better-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employ a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

They aim to capitalize on these market inefficiencies by targeting attractively valued stocks that they believe possess strong fundamentals and momentum characteristics, looking to sell these stocks when they no longer exhibit these criteria. In addition, the Fund’s portfolio managers look to short stocks that do not possess these characteristics. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

During the reporting period, the Fund was managed and positioned in accordance with this investment philosophy and process. The Fund’s average long to short exposure during the reporting period was 125% to 25%.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	3

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	4.6%
2.	Pfizer, Inc.	3.1
3.	Wells Fargo & Co.	3.1
4.	Microsoft Corp.	3.0
5.	Home Depot, Inc. (The)	2.8
6.	CVS Caremark Corp.	2.5
7.	Chevron Corp.	2.4
8.	UGI Corp.	2.4
9.	Exxon Mobil Corp.	2.4
10.	Lender Processing Services, Inc.	2.3

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Tiffany & Co.	11.2%
2.	National Instruments Corp.	10.3
3.	Duke Energy Corp.	9.8
4.	Bristol-Myers Squibb Co.	9.3
5.	Amazon.com, Inc.	9.0
6.	McDonald’s Corp.	8.3
7.	Starbucks Corp.	8.1
8.	Johnson & Johnson	5.6
9.	Sysco Corp.	4.6
10.	Google, Inc., Class A	4.3

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.4%
Consumer Discretionary	16.6
Health Care	12.5
Financials	11.9
Consumer Staples	10.5
Energy	8.4
Industrials	7.3
Utilities	4.9
Materials	3.1
Telecommunication Services	2.7
Short-Term Investment	2.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Consumer Discretionary	40.5%
Health Care	15.0
Information Technology	14.6
Consumer Staples	12.8
Utilities	9.8
Industrials	5.0
Energy	2.3

*	The return shown is based on net asset values calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	1/31/06
Without Sales Charge		3.97%	14.14%	(0.58)%	1.27%
With Sales Charge**		(1.52)	8.15	(1.64)	0.49
CLASS C SHARES	1/31/06
Without CDSC		3.67	13.46	(1.08)	0.76
With CDSC***		2.67	12.46	(1.08)	0.76
SELECT CLASS SHARES	1/31/06	4.02	14.31	(0.35)	1.52

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Dynamic Plus Fund, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from January 31, 2006 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends, capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Extended U.S. Large-Cap Core Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	5

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.57%
S&P 500 Index	5.95%

Net Assets as of 12/31/2012 (In Thousands)	$6,984,427

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index for the six months ended December 31, 2012. The Fund’s stock selection in the energy and industrial cyclical sectors contributed to relative performance. The Fund’s stock selection in the health services and systems and pharmaceutical/medical technology sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in General Motors Co. and EOG. Shares of vehicle manufacturer General Motors Corp. benefited from investors’ positive reaction to its management restructuring and cost-cutting initiatives, as well as healthy auto sales. Shares of oil and gas operations company EOG Resources, Inc. benefited after the company raised its oil and gas production outlook. The Fund’s short position in Intel Corp. also contributed to relative performance. The stock declined after the chipmaker lowered its expectations for its third-quarter revenue.

Individual detractors from relative performance included the Fund’s long positions in Occidental Petroleum Corp., CSX Corp. and CME Group Inc. Shares of Occidental Petroleum declined on concerns about the oil company’s slowing net income growth. Shares of CSX Corp., a railroad operator, declined as the company’s earnings were hurt by soft coal demand. Shares of exchange operator CME Group Inc. declined as weak trading volumes hurt its revenue growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The average long to-short exposure during the reporting period was 125% to 25%.

6	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	3.8%
2.	Time Warner, Inc.	2.9
3.	Merck & Co., Inc.	2.6
4.	Google, Inc., Class A	2.4
5.	Wells Fargo & Co.	2.3
6.	Occidental Petroleum Corp.	2.1
7.	Microsoft Corp.	2.1
8.	ACE Ltd., (Switzerland)	2.0
9.	United Technologies Corp.	1.9
10.	Cisco Systems, Inc.	1.7

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Cliffs Natural Resources, Inc.	4.1%
2.	General Electric Co.	3.9
3.	Hershey Co. (The)	3.8
4.	Lockheed Martin Corp.	3.2
5.	Danaher Corp.	2.9
6.	Eli Lilly & Co.	2.8
7.	Southern Co. (The)	2.8
8.	Wal-Mart Stores, Inc.	2.6
9.	Zimmer Holdings, Inc.	2.5
10.	Microchip Technology, Inc.	2.2

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.2%
Consumer Discretionary	15.9
Financials	14.7
Health Care	13.3
Industrials	11.2
Energy	11.2
Consumer Staples	7.7
Materials	3.5
Utilities	2.0
Others (each less than 1.0%)	1.0
Short-Term Investment	1.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Industrials	22.0%
Consumer Staples	13.4
Financials	13.0
Information Technology	11.5
Health Care	10.7
Consumer Discretionary	8.5
Energy	7.7
Materials	7.3
Utilities	5.9

*	The return shown is based on net asset values calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	7

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/05
Without Sales Charge		8.41%	17.63%	2.67%	7.25%
With Sales Charge**		2.72	11.45	1.57	6.45
CLASS C SHARES	11/1/05
Without CDSC		8.17	17.05	2.16	6.72
With CDSC***		7.17	16.05	2.16	6.72
CLASS R2 SHARES	11/3/08	8.30	17.35	2.47	7.10
CLASS R5 SHARES	5/15/06	8.70	18.15	3.14	7.73
SELECT CLASS SHARES	11/1/05	8.57	17.92	2.93	7.52

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/1/05 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2005.

Returns for the Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from November 1, 2005 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Extended U.S. Large-Cap Core Funds Average is an average based on total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.99%
S&P 500 Index	5.95%

Net Assets as of 12/31/2012 (In Thousands)	$12,731

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Equity Plus Fund (the “Fund”) seeks to provide total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the consumer staples and consumer cyclical sectors was the main contributor to relative performance. The Fund’s stock selection in the basic materials and health services and systems sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s short positions in Intel Corp. and Cliffs Natural Resources, Inc. Shares of Intel Corp. declined after the chipmaker lowered its expectations for its third-quarter revenue. Shares of metal mining company Cliffs Natural Resources, Inc. declined on concerns about the company’s decreasing earnings. The Fund’s long position in Time Warner Inc. also contributed to relative performance. Shares of Time Warner Inc. benefited as the media company reaffirmed its 2012 full-year business outlook.

Individual detractors from relative performance included the Fund’s long positions in CSX Corp. and E. I. du Pont de Nemours and Co. (“DuPont”). Shares of CSX Corp., a railroad operator, declined as the company’s earnings were hurt by weaker demand for coal freight services. DuPont, a chemical manufacturer, saw its stock decline after the company lowered its outlook for its fiscal 2012 earnings. The Fund’s short position in Taiwan Semiconductor Manufacturing Co., Ltd., which develops and manufactures integrated circuit products, also detracted from relative performance. The stock benefited from strong demand in the company’s end markets.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine what they believed to be their underlying value and potential for future earnings growth. The Fund’s portfolio manager took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. Overall, the Fund’s portfolio manager aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The average long to-short exposure over the period was 132% to 32%.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	9

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	3.5%
2.	Time Warner, Inc.	2.2
3.	United Technologies Corp.	2.0
4.	Google, Inc., Class A	1.9
5.	Merck & Co., Inc.	1.9
6.	Wells Fargo & Co.	1.6
7.	Chevron Corp.	1.6
8.	Microsoft Corp.	1.6
9.	Air Products & Chemicals, Inc.	1.5
10.	Bank of America Corp.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Hershey Co. (The)	3.5%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	2.9
3.	News Corp., Class B	2.7
4.	Praxair, Inc.	2.5
5.	Omnicom Group, Inc.	2.4
6.	Weingarten Realty Investors	2.0
7.	Washington Post Co. (The), Class B	1.9
8.	Nucor Corp.	1.8
9.	Cliffs Natural Resources, Inc.	1.8
10.	Lockheed Martin Corp.	1.8

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.0%
Information Technology	17.2
Consumer Discretionary	14.0
Health Care	10.8
Industrials	10.8
Consumer Staples	9.5
Energy	8.9
Materials	4.2
Utilities	3.6
Telecommunication Services	1.5
U.S. Treasury Obligation	0.1
Short-Term Investment	1.4

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTOR****
Financials	25.8%
Consumer Discretionary	16.3
Industrials	11.9
Information Technology	10.6
Consumer Staples	9.7
Materials	8.5
Health Care	7.9
Utilities	4.6
Energy	4.2
Telecommunication Services	0.5

*	The return shown is based on net asset values calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	4/1/10
Without Sales Charge		7.83%	18.47%	7.54%
With Sales Charge**		2.16	12.23	5.45
CLASS C SHARES	4/1/10
Without CDSC		7.62	17.94	7.01
With CDSC***		6.62	16.94	7.01
CLASS R2 SHARES	4/1/10	7.73	18.23	7.28
CLASS R5 SHARES	4/1/10	8.05	19.04	8.02
CLASS R6 SHARES	5/31/11	8.10	19.09	8.06
SELECT CLASS SHARES	4/1/10	7.99	18.77	7.81

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/1/10 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 1, 2010.

Returns for the Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan U.S. Research Equity Plus Fund, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from April 1, 2010 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. Stock market. Investors cannot directly invest in an index. The Lipper Extended U.S. Large-Cap Core Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial Investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	11

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 125.1% (j)
	Common Stocks — 121.7%
	Consumer Discretionary — 20.8%
	Automobiles — 0.7%
30	Thor Industries, Inc.	1,120

	Diversified Consumer Services — 1.2%
97	H&R Block, Inc.	1,796

	Hotels, Restaurants & Leisure — 4.8%
63	Bally Technologies, Inc. (a)	2,814
114	Brinker International, Inc.	3,525
15	Wyndham Worldwide Corp.	819

		7,158

	Household Durables — 0.5%
6	Jarden Corp. (a)	316
22	PulteGroup, Inc. (a)	403

		719

	Internet & Catalog Retail — 2.6%
63	Expedia, Inc.	3,885

	Media — 2.8%
80	Comcast Corp., Class A	2,977
24	Viacom, Inc., Class B	1,268

		4,245

	Multiline Retail — 2.1%
82	Macy’s, Inc.	3,203

	Specialty Retail — 5.3%
17	Gap, Inc. (The)	540
85	Home Depot, Inc. (The)	5,234
19	PetSmart, Inc.	1,312
22	TJX Cos., Inc.	923

		8,009

	Textiles, Apparel & Luxury Goods — 0.8%
34	Hanesbrands, Inc. (a)	1,208

	Total Consumer Discretionary	31,343

	Consumer Staples — 13.2%
	Beverages — 0.8%
27	Molson Coors Brewing Co., Class B	1,162

	Food & Staples Retailing — 5.2%
97	CVS Caremark Corp.	4,684
79	Kroger Co. (The)	2,068
28	Walgreen Co.	1,025

		7,777

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 2.7%
9	Campbell Soup Co.	307
103	ConAgra Foods, Inc.	3,027
26	Dean Foods Co. (a)	431
3	JM Smucker Co. (The)	286

		4,051

	Household Products — 1.5%
28	Energizer Holdings, Inc.	2,217

	Personal Products — 0.3%
15	Nu Skin Enterprises, Inc., Class A	541

	Tobacco — 2.7%
49	Philip Morris International, Inc.	4,109

	Total Consumer Staples	19,857

	Energy — 10.6%
	Energy Equipment & Services — 0.9%
19	National Oilwell Varco, Inc.	1,322

	Oil, Gas & Consumable Fuels — 9.7%
41	Chevron Corp.	4,475
8	ConocoPhillips	467
51	Exxon Mobil Corp.	4,442
16	Marathon Oil Corp.	491
31	Occidental Petroleum Corp.	2,399
27	Phillips 66	1,431
30	Western Refining, Inc.	859

		14,564

	Total Energy	15,886

	Financials — 14.8%
	Capital Markets — 1.8%
95	American Capital Ltd. (a)	1,139
13	Goldman Sachs Group, Inc. (The)	1,595

		2,734

	Commercial Banks — 3.9%
171	Wells Fargo & Co.	5,858

	Consumer Finance — 2.8%
108	Discover Financial Services	4,169

	Diversified Financial Services — 1.6%
62	Citigroup, Inc.	2,451

	Insurance — 3.4%
64	Allstate Corp. (The)	2,573
5	PartnerRe Ltd., (Bermuda)	378
6	RenaissanceRe Holdings Ltd., (Bermuda)	487

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Insurance — Continued
16	Travelers Cos., Inc. (The)	1,161
15	Validus Holdings Ltd., (Bermuda)	519

		5,118

	Real Estate Investment Trusts (REITs) — 1.3%
13	Digital Realty Trust, Inc.	862
21	Extra Space Storage, Inc.	756
10	Realty Income Corp.	410

		2,028

	Total Financials	22,358

	Health Care — 15.6%
	Biotechnology — 3.6%
29	Amgen, Inc.	2,476
24	Gilead Sciences, Inc. (a)	1,799
26	Vertex Pharmaceuticals, Inc. (a)	1,108

		5,383

	Health Care Equipment & Supplies — 2.5%
39	Abbott Laboratories	2,563
30	Medtronic, Inc.	1,210

		3,773

	Health Care Providers & Services — 1.6%
19	McKesson Corp.	1,794
18	Omnicare, Inc.	632

		2,426

	Pharmaceuticals — 7.9%
11	Endo Health Solutions, Inc. (a)	300
47	Merck & Co., Inc.	1,910
235	Pfizer, Inc.	5,897
312	Warner Chilcott plc, (Ireland), Class A	3,761

		11,868

	Total Health Care	23,450

	Industrials — 9.2%
	Aerospace & Defense — 3.8%
38	Honeywell International, Inc.	2,385
51	Huntington Ingalls Industries, Inc.	2,209
21	Raytheon Co.	1,185

		5,779

	Air Freight & Logistics — 0.2%
4	United Parcel Service, Inc., Class B	299

	Airlines — 0.9%
109	Delta Air Lines, Inc. (a)	1,294

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.7%
112	R.R. Donnelley & Sons Co.	1,011

	Construction & Engineering — 0.3%
12	URS Corp.	487

	Industrial Conglomerates — 0.3%
7	Danaher Corp.	404

	Machinery — 1.5%
43	Ingersoll-Rand plc, (Ireland)	2,070
4	Pentair Ltd., (Switzerland)	190

		2,260

	Professional Services — 1.1%
21	Dun & Bradstreet Corp. (The)	1,676

	Road & Rail — 0.4%
5	Union Pacific Corp.	578

	Total Industrials	13,788

	Information Technology — 24.2%
	Communications Equipment — 3.1%
565	Brocade Communications Systems, Inc. (a)	3,011
27	QUALCOMM, Inc.	1,668

		4,679

	Computers & Peripherals — 6.8%
16	Apple, Inc.	8,653
63	EMC Corp. (a)	1,606

		10,259

	Electronic Equipment, Instruments & Components — 1.4%
47	Itron, Inc. (a)	2,084

	Internet Software & Services — 0.7%
22	IAC/InterActiveCorp.	1,055

	IT Services — 6.4%
17	International Business Machines Corp.	3,201
173	Lender Processing Services, Inc.	4,253
15	Visa, Inc., Class A	2,281

		9,735

	Semiconductors & Semiconductor Equipment — 2.0%
48	Broadcom Corp., Class A (a)	1,591
25	Freescale Semiconductor Ltd. (a)	277
14	Lam Research Corp. (a)	517
50	LSI Corp. (a)	351
13	Skyworks Solutions, Inc. (a)	268

		3,004

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	13

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Software — 3.8%
212	Microsoft Corp.	5,679

	Total Information Technology	36,495

	Materials — 3.8%
	Chemicals — 2.4%
2	CF Industries Holdings, Inc.	386
23	LyondellBasell Industries N.V., (Netherlands), Class A	1,319
14	PPG Industries, Inc.	1,895

		3,600

	Containers & Packaging — 1.4%
65	Bemis Co., Inc.	2,184

	Total Materials	5,784

	Telecommunication Services — 3.3%
	Diversified Telecommunication Services — 3.3%
106	AT&T, Inc.	3,575
33	Verizon Communications, Inc.	1,448

	Total Telecommunication Services	5,023

	Utilities — 6.2%
	Electric Utilities — 1.5%
4	Entergy Corp.	224
8	NextEra Energy, Inc.	571
82	NV Energy, Inc.	1,480

		2,275

	Gas Utilities — 3.0%
136	UGI Corp.	4,460

	Independent Power Producers & Energy Traders — 1.1%
161	AES Corp. (The)	1,720

	Multi-Utilities — 0.6%
8	CenterPoint Energy, Inc.	157
3	Consolidated Edison, Inc.	165
3	DTE Energy Co.	196
10	Public Service Enterprise Group, Inc.	306

		824

	Total Utilities	9,279

	Total Common Stocks (Cost $159,058)	183,263

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.4%
	Investment Company — 3.4%
5,161	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $5,161)	5,161

	Total Investments — 125.1% (Cost $164,219)	188,424
	Liabilities in Excess of Other Assets — (25.1)%	(37,829)

	NET ASSETS — 100.0%	$150,595

Short Positions — 24.8%
	Common Stocks — 24.8%
	Consumer Discretionary — 10.0%
	Hotels, Restaurants & Leisure — 4.6%
16	Las Vegas Sands Corp.	753
35	McDonald’s Corp.	3,120
56	Starbucks Corp.	3,016

		6,889

	Internet & Catalog Retail — 2.2%
13	Amazon.com, Inc. (a)	3,355

	Media — 0.4%
12	Walt Disney Co. (The)	587

	Multiline Retail — 0.0% (g)
2	Target Corp.	104

	Specialty Retail — 2.8%
73	Tiffany & Co.	4,194

	Total Consumer Discretionary	15,129

	Consumer Staples — 3.2%
	Beverages — 0.3%
14	Coca-Cola Co. (The)	491

	Food & Staples Retailing — 2.3%
8	Costco Wholesale Corp.	782
54	Sysco Corp.	1,702
19	United Natural Foods, Inc. (a)	992

		3,476

	Food Products — 0.6%
13	Mead Johnson Nutrition Co.	835

	Total Consumer Staples	4,802

	Energy — 0.6%
	Energy Equipment & Services — 0.6%
10	FMC Technologies, Inc. (a)	436
6	Schlumberger Ltd.	405

	Total Energy	841

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Health Care — 3.7%
	Pharmaceuticals — 3.7%
107	Bristol-Myers Squibb Co.	3,494
30	Johnson & Johnson	2,108

	Total Health Care	5,602

	Industrials — 1.3%
	Commercial Services & Supplies — 0.8%
22	Clean Harbors, Inc. (a)	1,203

	Machinery — 0.3%
8	PACCAR, Inc.	347

	Trading Companies & Distributors — 0.2%
7	Fastenal Co.	333

	Total Industrials	1,883

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 3.6%
	Electronic Equipment, Instruments & Components — 2.5%
149	National Instruments Corp.	3,850

	Internet Software & Services — 1.1%
2	Google, Inc., Class A (a)	1,624

	Total Information Technology	5,474

	Utilities — 2.4%
	Electric Utilities — 2.4%
57	Duke Energy Corp.	3,661

	Total Short Positions (Proceeds $36,393)	$37,392

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
23	E-mini S&P 500	03/15/13	$1,633	$(3)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	15

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 123.8% (j)
	Common Stocks — 122.1%
	Consumer Discretionary — 19.7%
	Auto Components — 2.1%
4,641	Johnson Controls, Inc.	142,465
70	Lear Corp.	3,260

		145,725

	Automobiles — 2.1%
5,184	General Motors Co. (a)	149,448

	Hotels, Restaurants & Leisure — 1.1%
309	Carnival Corp.	11,346
888	Royal Caribbean Cruises Ltd.	30,202
545	Yum! Brands, Inc.	36,179

		77,727

	Household Durables — 0.7%
180	Lennar Corp., Class A	6,972
38	NVR, Inc. (a)	34,618
286	PulteGroup, Inc. (a)	5,192

		46,782

	Internet & Catalog Retail — 1.5%
264	Amazon.com, Inc. (a)	66,226
565	Expedia, Inc.	34,694

		100,920

	Media — 6.9%
2,093	CBS Corp. (Non-Voting), Class B	79,632
2,185	Comcast Corp., Class A	81,690
152	DIRECTV (a)	7,620
478	DISH Network Corp., Class A	17,389
447	Time Warner Cable, Inc.	43,422
5,200	Time Warner, Inc.	248,731

		478,484

	Multiline Retail — 1.0%
1,231	Target Corp.	72,848

	Specialty Retail — 3.0%
90	AutoZone, Inc. (a)	31,810
1,183	Home Depot, Inc. (The)	73,196
1,105	Lowe’s Cos., Inc.	39,257
553	Ross Stores, Inc.	29,950
903	TJX Cos., Inc.	38,352

		212,565

	Textiles, Apparel & Luxury Goods — 1.3%
389	Coach, Inc.	21,582
270	Lululemon Athletica, Inc., (Canada) (a)	20,590

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — Continued
310	V.F. Corp.	46,817

		88,989

	Total Consumer Discretionary	1,373,488

	Consumer Staples — 9.6%
	Beverages — 2.4%
180	Beam, Inc.	11,003
2,814	Coca-Cola Co. (The)	102,015
765	PepsiCo, Inc.	52,340

		165,358

	Food & Staples Retailing — 0.4%
166	Costco Wholesale Corp.	16,434
288	Walgreen Co.	10,641

		27,075

	Food Products — 3.8%
515	Archer-Daniels-Midland Co.	14,108
1,389	General Mills, Inc.	56,145
845	Kellogg Co.	47,208
1,461	Kraft Foods Group, Inc.	66,423
3,243	Mondelez International, Inc., Class A	82,588

		266,472

	Household Products — 1.6%
84	Clorox Co. (The)	6,157
241	Colgate-Palmolive Co.	25,201
1,129	Procter & Gamble Co. (The)	76,650

		108,008

	Tobacco — 1.4%
1,204	Philip Morris International, Inc.	100,697

	Total Consumer Staples	667,610

	Energy — 13.8%
	Energy Equipment & Services — 3.8%
446	Cameron International Corp. (a)	25,202
1,441	Ensco plc, (United Kingdom), Class A	85,446
219	National Oilwell Varco, Inc.	14,956
2,007	Schlumberger Ltd.	139,082

		264,686

	Oil, Gas & Consumable Fuels — 10.0%
517	Anadarko Petroleum Corp.	38,394
1,689	Cheniere Energy, Inc. (a)	31,722
516	Chevron Corp.	55,845
431	ConocoPhillips	25,010
288	Energen Corp.	12,970
680	EOG Resources, Inc.	82,096

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
788	Exxon Mobil Corp.	68,198
1,162	Kinder Morgan, Inc.	41,065
442	Marathon Petroleum Corp.	27,832
2,371	Occidental Petroleum Corp.	181,634
261	Peabody Energy Corp.	6,954
557	Phillips 66	29,561
216	Range Resources Corp.	13,546
494	Southwestern Energy Co. (a)	16,498
494	Valero Energy Corp.	16,860
1,551	Williams Cos., Inc. (The)	50,765

		698,950

	Total Energy	963,636

	Financials — 18.2%
	Capital Markets — 4.2%
871	Ameriprise Financial, Inc.	54,570
646	Goldman Sachs Group, Inc. (The)	82,379
2,740	Invesco Ltd.	71,490
1,602	Morgan Stanley	30,633
441	State Street Corp.	20,733
2,129	TD Ameritrade Holding Corp.	35,796

		295,601

	Commercial Banks — 3.4%
178	CIT Group, Inc. (a)	6,860
282	East West Bancorp, Inc.	6,059
413	Huntington Bancshares, Inc.	2,637
434	PNC Financial Services Group, Inc.	25,316
5,869	Wells Fargo & Co.	200,618

		241,490

	Consumer Finance — 0.6%
732	American Express Co.	42,047

	Diversified Financial Services — 4.6%
10,027	Bank of America Corp.	116,311
1,639	Citigroup, Inc.	64,823
2,416	CME Group, Inc.	122,494
134	IntercontinentalExchange, Inc. (a)	16,569

		320,197

	Insurance — 4.9%
2,158	ACE Ltd., (Switzerland)	172,237
617	Axis Capital Holdings Ltd., (Bermuda)	21,390
432	Hartford Financial Services Group, Inc.	9,698
3,774	MetLife, Inc.	124,321
248	Prudential Financial, Inc.	13,233

		340,879

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Investment Trusts (REITs) — 0.5%
150		Alexandria Real Estate Equities, Inc.	10,395
101		Apartment Investment & Management Co., Class A	2,738
96		AvalonBay Communities, Inc.	12,993
7		Boston Properties, Inc.	724
—	(h)	Public Storage	58
—	(h)	Simon Property Group, Inc.	32
86		SL Green Realty Corp.	6,578

			33,518

		Total Financials	1,273,732

		Health Care — 16.4%
		Biotechnology — 3.0%
720		Biogen Idec, Inc. (a)	105,555
647		Celgene Corp. (a)	50,928
405		Onyx Pharmaceuticals, Inc. (a)	30,562
564		Vertex Pharmaceuticals, Inc. (a)	23,639

			210,684

		Health Care Equipment & Supplies — 2.7%
948		Abbott Laboratories	62,108
3,082		Boston Scientific Corp. (a)	17,661
1,453		CareFusion Corp. (a)	41,538
1,107		Covidien plc, (Ireland)	63,909
13		Intuitive Surgical, Inc. (a)	6,233

			191,449

		Health Care Providers & Services — 3.9%
1,356		Cardinal Health, Inc.	55,841
208		Cigna Corp.	11,096
518		DaVita HealthCare Partners, Inc. (a)	57,299
913		Humana, Inc.	62,658
1,550		UnitedHealth Group, Inc.	84,062

			270,956

		Health Care Technology — 0.1%
89		Cerner Corp. (a)	6,907

		Life Sciences Tools & Services — 0.3%
97		Mettler-Toledo International, Inc. (a)	18,702

		Pharmaceuticals — 6.4%
1,524		Johnson & Johnson	106,845
5,443		Merck & Co., Inc.	222,845
4,803		Pfizer, Inc.	120,470

			450,160

		Total Health Care	1,148,858

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	17

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Industrials — 13.9%
	Aerospace & Defense — 4.4%
2,271	Honeywell International, Inc.	144,148
1,994	United Technologies Corp.	163,494

		307,642

	Building Products — 0.5%
385	Fortune Brands Home & Security, Inc. (a)	11,240
1,356	Masco Corp.	22,591

		33,831

	Commercial Services & Supplies — 0.7%
1,712	Tyco International Ltd., (Switzerland)	50,071

	Construction & Engineering — 1.4%
1,616	Fluor Corp.	94,940
35	Jacobs Engineering Group, Inc. (a)	1,499

		96,439

	Electrical Equipment — 2.2%
156	Eaton Corp. plc, (Ireland)	8,481
2,779	Emerson Electric Co.	147,167

		155,648

	Industrial Conglomerates — 0.2%
144	3M Co.	13,344

	Machinery — 2.5%
2,549	PACCAR, Inc.	115,233
440	Pentair Ltd., (Switzerland)	21,604
569	SPX Corp.	39,907

		176,744

	Road & Rail — 1.5%
5,184	CSX Corp.	102,277

	Trading Companies & Distributors — 0.5%
173	W.W. Grainger, Inc.	34,943

	Total Industrials	970,939

	Information Technology — 22.5%
	Communications Equipment — 3.7%
7,657	Cisco Systems, Inc.	150,467
470	Juniper Networks, Inc. (a)	9,241
1,559	QUALCOMM, Inc.	96,698

		256,406

	Computers & Peripherals — 5.2%
618	Apple, Inc.	329,566
420	EMC Corp. (a)	10,630
1,098	Hewlett-Packard Co.	15,653
86	NetApp, Inc. (a)	2,892

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — Continued
120	SanDisk Corp. (a)	5,224

		363,965

	Internet Software & Services — 3.1%
289	Google, Inc., Class A (a)	205,196
98	LinkedIn Corp., Class A (a)	11,263

		216,459

	IT Services — 1.6%
261	Cognizant Technology Solutions Corp., Class A (a)	19,320
221	Fidelity National Information Services, Inc.	7,678
49	MasterCard, Inc., Class A	23,999
408	Paychex, Inc.	12,692
319	Visa, Inc., Class A	48,337

		112,026

	Semiconductors & Semiconductor Equipment — 4.0%
1,342	Altera Corp.	46,233
343	Analog Devices, Inc.	14,435
135	ASML Holding N.V., (Netherlands)	8,666
1,674	Broadcom Corp., Class A (a)	55,583
858	Freescale Semiconductor Ltd. (a)	9,444
687	KLA-Tencor Corp.	32,801
2,757	Lam Research Corp. (a)	99,620
612	LSI Corp. (a)	4,331
372	Maxim Integrated Products, Inc.	10,940

		282,053

	Software — 4.9%
397	Adobe Systems, Inc. (a)	14,964
534	Citrix Systems, Inc. (a)	35,136
6,712	Microsoft Corp.	179,405
3,204	Oracle Corp.	106,771
241	Splunk, Inc. (a)	6,996

		343,272

	Total Information Technology	1,574,181

	Materials — 4.3%
	Chemicals — 2.8%
1,334	Air Products & Chemicals, Inc.	112,118
859	Dow Chemical Co. (The)	27,759
501	E.I. du Pont de Nemours & Co.	22,538
800	Georgia Gulf Corp.	33,023

		195,438

	Metals & Mining — 1.5%
1,421	Freeport-McMoRan Copper & Gold, Inc.	48,583
456	United States Steel Corp.	10,892

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Metals & Mining — Continued
1,222	Walter Energy, Inc.	43,853

		103,328

	Total Materials	298,766

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.2%
970	AT&T, Inc.	32,710
1,113	Verizon Communications, Inc.	48,173

	Total Telecommunication Services	80,883

	Utilities — 2.5%
	Electric Utilities — 1.6%
172	American Electric Power Co., Inc.	7,321
155	Edison International	7,013
1,790	Exelon Corp.	53,239
624	NextEra Energy, Inc.	43,197

		110,770

	Multi-Utilities — 0.9%
1,425	NiSource, Inc.	35,472
411	Sempra Energy	29,165

		64,637

	Total Utilities	175,407

	Total Common Stocks (Cost $6,786,437)	8,527,500

Investment Company — 0.1%
108	iShares Dow Jones U.S. Real Estate Index Fund (Cost $6,816)	6,966

Short-Term Investment — 1.6%
	Investment Company — 1.6%
113,872	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $113,872)	113,872

	Total Investments — 123.8% (Cost $6,907,125)	8,648,338
	Liabilities in Excess of Other Assets — (23.8)%	(1,663,911)

	NET ASSETS — 100.0%	$6,984,427

Short Positions — 24.4%
	Common Stocks — 24.4%
	Consumer Discretionary — 2.1%
	Auto Components — 0.0% (g)
144	Gentex Corp.	2,714

	Automobiles — 0.2%
1,100	Ford Motor Co.	14,242

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Durables — 0.2%
408	Toll Brothers, Inc. (a)	13,179

	Internet & Catalog Retail — 0.3%
222	Netflix, Inc. (a)	20,591

	Leisure Equipment & Products — 0.4%
556	Hasbro, Inc.	19,946
204	Mattel, Inc.	7,478

		27,424

	Media — 0.7%
877	Gannett Co., Inc.	15,800
595	Interpublic Group of Cos., Inc. (The)	6,556
595	Omnicom Group, Inc.	29,747

		52,103

	Specialty Retail — 0.2%
292	CarMax, Inc. (a)	10,958

	Textiles, Apparel & Luxury Goods — 0.1%
30	Ralph Lauren Corp.	4,486

	Total Consumer Discretionary	145,697

	Consumer Staples — 3.3%
	Beverages — 0.1%
146	Brown-Forman Corp., Class B	9,213

	Food & Staples Retailing — 1.0%
840	Safeway, Inc.	15,188
656	Wal-Mart Stores, Inc.	44,742
70	Whole Foods Market, Inc.	6,356

		66,286

	Food Products — 1.2%
357	H.J. Heinz Co.	20,569
906	Hershey Co. (The)	65,439

		86,008

	Household Products — 0.5%
691	Church & Dwight Co., Inc.	37,014

	Tobacco — 0.5%
992	Altria Group, Inc.	31,164

	Total Consumer Staples	229,685

	Energy — 1.9%
	Energy Equipment & Services — 0.3%
282	Diamond Offshore Drilling, Inc.	19,178

	Oil, Gas & Consumable Fuels — 1.6%
773	Chesapeake Energy Corp.	12,843
1,120	CONSOL Energy, Inc.	35,952
334	Encana Corp., (Canada)	6,607

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	19

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
64	Noble Energy, Inc.	6,534
503	TransCanada Corp., (Canada)	23,788
477	Ultra Petroleum Corp. (a)	8,652
1,184	WPX Energy, Inc. (a)	17,614

		111,990

	Total Energy	131,168

	Financials — 3.1%
	Capital Markets — 0.8%
795	Bank of New York Mellon Corp. (The)	20,423
114	BlackRock, Inc.	23,538
49	Franklin Resources, Inc.	6,196
95	T. Rowe Price Group, Inc.	6,192

		56,349

	Commercial Banks — 0.4%
614	BB&T Corp.	17,861
304	U.S. Bancorp	9,724
47	UMB Financial Corp.	2,077

		29,662

	Insurance — 1.6%
450	Aflac, Inc.	23,898
715	Allstate Corp. (The)	28,722
183	American International Group, Inc. (a)	6,459
207	Aon plc, (United Kingdom)	11,529
85	Chubb Corp. (The)	6,377
259	Lincoln National Corp.	6,702
307	Progressive Corp. (The)	6,480
150	Torchmark Corp.	7,751
348	W.R. Berkley Corp.	13,139

		111,057

	Real Estate Investment Trusts (REITs) — 0.3%
145	Federal Realty Investment Trust	15,122
350	Weingarten Realty Investors	9,356

		24,478

	Total Financials	221,546

	Health Care — 2.6%
	Biotechnology — 0.4%
31	Alexion Pharmaceuticals, Inc. (a)	2,894
119	Amgen, Inc.	10,257
192	Medivation, Inc. (a)	9,838
142	United Therapeutics Corp. (a)	7,578

		30,567

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 0.9%
117	St. Jude Medical, Inc.	4,229
235	Varian Medical Systems, Inc. (a)	16,506
640	Zimmer Holdings, Inc.	42,655

		63,390

	Life Sciences Tools & Services — 0.1%
144	Life Technologies Corp. (a)	7,075

	Pharmaceuticals — 1.2%
1,024	Bristol-Myers Squibb Co.	33,378
986	Eli Lilly & Co.	48,614

		81,992

	Total Health Care	183,024

	Industrials — 5.4%
	Aerospace & Defense — 1.9%
206	Boeing Co. (The)	15,514
589	Lockheed Martin Corp.	54,327
623	Raytheon Co.	35,855
1,019	Textron, Inc.	25,256

		130,952

	Air Freight & Logistics — 0.1%
61	United Parcel Service, Inc., Class B	4,510

	Commercial Services & Supplies — 0.1%
177	ADT Corp. (The)	8,239

	Electrical Equipment — 0.2%
187	Rockwell Automation, Inc.	15,687

	Industrial Conglomerates — 1.7%
884	Danaher Corp.	49,411
3,197	General Electric Co.	67,104

		116,515

	Machinery — 0.8%
76	Caterpillar, Inc.	6,838
136	Cummins, Inc.	14,710
238	Dover Corp.	15,606
349	Illinois Tool Works, Inc.	21,210

		58,364

	Road & Rail — 0.2%
350	Heartland Express, Inc.	4,574
228	Knight Transportation, Inc.	3,343
298	Werner Enterprises, Inc.	6,469

		14,386

	Trading Companies & Distributors — 0.4%
605	Fastenal Co.	28,225

	Total Industrials	376,878

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Information Technology — 2.8%
	Computers & Peripherals — 0.2%
233	Seagate Technology plc, (Ireland)	7,114
176	Western Digital Corp.	7,479

		14,593

	Internet Software & Services — 0.3%
607	AOL, Inc. (a)	17,974

	IT Services — 0.8%
397	Automatic Data Processing, Inc.	22,650
92	Fiserv, Inc. (a)	7,286
148	International Business Machines Corp.	28,273

		58,209

	Semiconductors & Semiconductor Equipment — 1.3%
1,655	Intel Corp.	34,147
1,162	Microchip Technology, Inc.	37,878
943	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	16,174

		88,199

	Software — 0.2%
288	Intuit, Inc.	17,112

	Total Information Technology	196,087

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 1.8%
	Chemicals — 0.8%
75	Celanese Corp., Series A,	3,355
337	Praxair, Inc.	36,887
43	Sherwin-Williams Co. (The)	6,622
118	Sigma-Aldrich Corp.	8,658

		55,522

	Metals & Mining — 1.0%
1,797	Cliffs Natural Resources, Inc.	69,305

	Total Materials	124,827

	Utilities — 1.4%
	Electric Utilities — 0.9%
226	Duke Energy Corp.	14,388
1,126	Southern Co. (The)	48,214

		62,602

	Gas Utilities — 0.1%
223	National Fuel Gas Co.	11,306

	Multi-Utilities — 0.4%
378	Consolidated Edison, Inc.	20,981
179	Public Service Enterprise Group, Inc.	5,480

		26,461

	Total Utilities	100,369

	Total Short Positions (Proceeds $1,647,349)	$1,709,281

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,770	E-mini S&P 500	03/15/13	$125,679	$417

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	21

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 134.4% (j)
		Common Stocks — 132.3%
		Consumer Discretionary — 18.8%
		Auto Components — 1.6%
—	(h)	BorgWarner, Inc. (a)	12
4		Johnson Controls, Inc.	131
1		Lear Corp.	48
—	(h)	TRW Automotive Holdings Corp. (a)	13

			204

		Automobiles — 0.8%
4		General Motors Co. (a)	101

		Hotels, Restaurants & Leisure — 0.5%
1		Carnival Corp.	26
1		Royal Caribbean Cruises Ltd.	32
—	(h)	Yum! Brands, Inc.	8

			66

		Household Durables — 0.6%
1		Lennar Corp., Class A	25
—	(h)	NVR, Inc. (a)	9
2		PulteGroup, Inc. (a)	29
—	(h)	Ryland Group, Inc. (The)	10

			73

		Internet & Catalog Retail — 1.7%
1		Amazon.com, Inc. (a)	168
1		Expedia, Inc.	54

			222

		Media — 7.1%
6		CBS Corp. (Non-Voting), Class B	224
3		Comcast Corp., Class A	118
1		DISH Network Corp., Class A	49
1		Time Warner Cable, Inc.	106
8		Time Warner, Inc.	371
—	(h)	Viacom, Inc., Class B	13
—	(h)	Walt Disney Co. (The)	18

			899

		Multiline Retail — 1.3%
1		Macy’s, Inc.	31
2		Target Corp.	139

			170

		Specialty Retail — 3.7%
—	(h)	AutoZone, Inc. (a)	60
3		Home Depot, Inc. (The)	176
3		Lowe’s Cos., Inc.	102
1		Ross Stores, Inc.	60

SHARES		SECURITY DESCRIPTION	VALUE($)

		Specialty Retail — Continued
2		TJX Cos., Inc.	65

			463

		Textiles, Apparel & Luxury Goods — 1.5%
1		Coach, Inc.	60
—	(h)	Lululemon Athletica, Inc., (Canada) (a)	24
—	(h)	NIKE, Inc., Class B	20
1		V.F. Corp.	87

			191

		Total Consumer Discretionary	2,389

		Consumer Staples — 12.8%
		Beverages — 4.4%
1		Beam, Inc.	35
5		Coca-Cola Co. (The)	188
5		Coca-Cola Enterprises, Inc.	147
1		Constellation Brands, Inc., Class A (a)	32
1		Dr. Pepper Snapple Group, Inc.	33
2		PepsiCo, Inc.	117

			552

		Food & Staples Retailing — 0.6%
1		CVS Caremark Corp.	38
1		Kroger Co. (The)	28
—	(h)	Wal-Mart Stores, Inc.	11

			77

		Food Products — 4.5%
4		Archer-Daniels-Midland Co.	105
3		Campbell Soup Co.	95
4		ConAgra Foods, Inc.	124
2		General Mills, Inc.	77
1		Kraft Foods Group, Inc.	36
4		Mondelez International, Inc., Class A	96
2		Tyson Foods, Inc., Class A	43

			576

		Household Products — 2.0%
—	(h)	Colgate-Palmolive Co.	27
1		Energizer Holdings, Inc.	47
3		Procter & Gamble Co. (The)	184

			258

		Tobacco — 1.3%
2		Philip Morris International, Inc.	169

		Total Consumer Staples	1,632

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Energy — 11.9%
		Energy Equipment & Services — 3.1%
1		Baker Hughes, Inc.	31
1		Cameron International Corp. (a)	37
1		Ensco plc, (United Kingdom), Class A	36
3		Halliburton Co.	92
1		National Oilwell Varco, Inc.	65
2		Schlumberger Ltd.	141

			402

		Oil, Gas & Consumable Fuels — 8.8%
1		Anadarko Petroleum Corp.	65
—	(h)	Apache Corp.	16
2		Cheniere Energy, Inc. (a)	40
—	(h)	Chesapeake Energy Corp.	5
3		Chevron Corp.	275
1		ConocoPhillips	53
1		EOG Resources, Inc.	77
2		Exxon Mobil Corp.	182
1		Kinder Morgan, Inc.	50
—	(h)	Marathon Oil Corp.	7
1		Marathon Petroleum Corp.	54
2		Occidental Petroleum Corp.	178
—	(h)	Peabody Energy Corp.	8
2		Valero Energy Corp.	53
2		Williams Cos., Inc. (The)	53

			1,116

		Total Energy	1,518

		Financials — 24.2%
		Capital Markets — 2.8%
—	(h)	Ameriprise Financial, Inc.	29
1		Goldman Sachs Group, Inc. (The)	116
2		Invesco Ltd.	64
3		Morgan Stanley	60
2		State Street Corp.	70
1		TD Ameritrade Holding Corp.	15

			354

		Commercial Banks — 3.6%
1		CIT Group, Inc. (a)	19
—	(h)	Comerica, Inc.	14
1		East West Bancorp, Inc.	27
2		KeyCorp	19
6		Regions Financial Corp.	40
1		SunTrust Banks, Inc.	39
—	(h)	SVB Financial Group (a)	11
8		Wells Fargo & Co.	278

SHARES		SECURITY DESCRIPTION	VALUE($)

		Commercial Banks — Continued
1		Zions Bancorp	13

			460

		Consumer Finance — 0.8%
2		American Express Co.	100
—	(h)	Discover Financial Services	6

			106

		Diversified Financial Services — 3.9%
21		Bank of America Corp.	241
4		Citigroup, Inc.	175
1		CME Group, Inc.	42
—	(h)	IntercontinentalExchange, Inc. (a)	35

			493

		Insurance — 5.8%
2		ACE Ltd., (Switzerland)	188
—	(h)	Assurant, Inc.	15
2		Axis Capital Holdings Ltd., (Bermuda)	76
1		Berkshire Hathaway, Inc., Class B (a)	109
1		Everest Re Group Ltd., (Bermuda)	77
2		Hartford Financial Services Group, Inc.	47
5		MetLife, Inc.	150
—	(h)	PartnerRe Ltd., (Bermuda)	15
1		Prudential Financial, Inc.	59

			736

		Real Estate Investment Trusts (REITs) — 7.3%
1		Alexandria Real Estate Equities, Inc.	40
2		American Campus Communities, Inc.	83
1		Apartment Investment & Management Co., Class A	37
1		AvalonBay Communities, Inc.	70
1		Boston Properties, Inc.	62
1		Digital Realty Trust, Inc.	48
—	(h)	Equity Residential	17
1		Extra Space Storage, Inc.	22
1		HCP, Inc.	33
1		Highwoods Properties, Inc.	44
1		Kimco Realty Corp.	11
1		LaSalle Hotel Properties	25
2		Liberty Property Trust	83
—	(h)	Macerich Co. (The)	10
1		National Retail Properties, Inc.	19
1		Post Properties, Inc.	60
1		Public Storage	91
1		Simon Property Group, Inc.	140

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	23

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Real Estate Investment Trusts (REITs) — Continued
1		Ventas, Inc.	34

			929

		Total Financials	3,078

		Health Care — 14.5%
		Biotechnology — 3.2%
—	(h)	Alexion Pharmaceuticals, Inc. (a)	6
1		Biogen Idec, Inc. (a)	163
2		Celgene Corp. (a)	158
1		Dendreon Corp. (a)	3
—	(h)	Onyx Pharmaceuticals, Inc. (a)	37
1		Vertex Pharmaceuticals, Inc. (a)	34

			401

		Health Care Equipment & Supplies — 3.1%
2		Abbott Laboratories	142
3		Boston Scientific Corp. (a)	20
—	(h)	C.R. Bard, Inc.	2
2		CareFusion Corp. (a)	63
3		Covidien plc, (Ireland)	172

			399

		Health Care Providers & Services — 2.5%
—	(h)	AmerisourceBergen Corp.	6
1		DaVita HealthCare Partners, Inc. (a)	113
1		Humana, Inc.	68
2		UnitedHealth Group, Inc.	128

			315

		Health Care Technology — 0.2%
—	(h)	Cerner Corp. (a)	26

		Life Sciences Tools & Services — 0.4%
—	(h)	Mettler-Toledo International, Inc. (a)	56

		Pharmaceuticals — 5.1%
1		Allergan, Inc.	67
1		Johnson & Johnson	95
8		Merck & Co., Inc.	325
1		Mylan, Inc. (a)	17
6		Pfizer, Inc.	147

			651

		Total Health Care	1,848

		Industrials — 14.5%
		Aerospace & Defense — 3.2%
1		Honeywell International, Inc.	68
—	(h)	Huntington Ingalls Industries, Inc.	—	(h)
—	(h)	Rockwell Collins, Inc.	2

SHARES		SECURITY DESCRIPTION	VALUE($)

		Aerospace & Defense — Continued
4		United Technologies Corp.	337

			407

		Air Freight & Logistics — 0.4%
—	(h)	FedEx Corp.	13
—	(h)	United Parcel Service, Inc., Class B	33

			46

		Building Products — 0.4%
3		Masco Corp.	45

		Commercial Services & Supplies — 0.8%
4		Tyco International Ltd., (Switzerland)	103

		Construction & Engineering — 1.2%
3		Fluor Corp.	150

		Electrical Equipment — 1.7%
4		Emerson Electric Co.	213

		Industrial Conglomerates — 1.6%
1		3M Co.	70
7		General Electric Co.	137

			207

		Machinery — 2.4%
4		PACCAR, Inc.	186
1		Pentair Ltd., (Switzerland)	70
1		SPX Corp.	50

			306

		Professional Services — 0.0% (g)
—	(h)	Equifax, Inc.	7

		Road & Rail — 2.4%
6		CSX Corp.	125
1		Norfolk Southern Corp.	44
1		Union Pacific Corp.	141

			310

		Trading Companies & Distributors — 0.4%
—	(h)	W.W. Grainger, Inc.	49

		Total Industrials	1,843

		Information Technology — 23.1%
		Communications Equipment — 3.1%
9		Cisco Systems, Inc.	185
1		Juniper Networks, Inc. (a)	27
3		QUALCOMM, Inc.	182

			394

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Computers & Peripherals — 5.2%
1		Apple, Inc.	602
3		Hewlett-Packard Co.	42
—	(h)	NetApp, Inc. (a)	14

			658

		Electronic Equipment, Instruments & Components — 0.2%
1		Corning, Inc.	18
—	(h)	TE Connectivity Ltd., (Switzerland)	16

			34

		Internet Software & Services — 3.6%
2		eBay, Inc. (a)	106
—	(h)	Google, Inc., Class A (a)	330
—	(h)	LinkedIn Corp., Class A (a)	8
1		Yahoo!, Inc. (a)	14

			458

		IT Services — 2.4%
—	(h)	Accenture plc, (Ireland), Class A	14
1		Cognizant Technology Solutions Corp., Class A (a)	59
1		Fidelity National Information Services, Inc.	26
1		Genpact Ltd.	12
—	(h)	International Business Machines Corp.	57
—	(h)	Jack Henry & Associates, Inc.	13
—	(h)	MasterCard, Inc., Class A	16
1		Visa, Inc., Class A	106

			303

		Semiconductors & Semiconductor Equipment — 3.9%
2		Altera Corp.	61
—	(h)	ASML Holding N.V., (Netherlands), Reg. S	24
—	(h)	Avago Technologies Ltd., (Singapore)	9
3		Broadcom Corp., Class A (a)	94
2		Freescale Semiconductor Ltd. (a)	26
1		KLA-Tencor Corp.	45
3		Lam Research Corp. (a)	101
7		LSI Corp. (a)	49
1		Marvell Technology Group Ltd., (Bermuda)	8
1		Maxim Integrated Products, Inc.	29
2		Xilinx, Inc.	54

			500

		Software — 4.7%
1		Adobe Systems, Inc. (a)	49
1		Citrix Systems, Inc. (a)	55
—	(h)	MICROS Systems, Inc. (a)	13
10		Microsoft Corp.	265

SHARES		SECURITY DESCRIPTION	VALUE($)

		Software — Continued
5		Oracle Corp.	176
—	(h)	Splunk, Inc. (a)	12
10		Zynga, Inc., Class A (a)	24

			594

		Total Information Technology	2,941

		Materials — 5.7%
		Chemicals — 3.5%
3		Air Products & Chemicals, Inc.	261
2		E.I. du Pont de Nemours & Co.	111
1		Georgia Gulf Corp.	48
—	(h)	Monsanto Co.	33

			453

		Containers & Packaging — 0.5%
1		Crown Holdings, Inc. (a)	42
—	(h)	Rock-Tenn Co., Class A	21

			63

		Metals & Mining — 1.7%
13		Alcoa, Inc.	113
2		Freeport-McMoRan Copper & Gold, Inc.	53
—	(h)	Newmont Mining Corp.	7
1		Walter Energy, Inc.	39

			212

		Total Materials	728

		Telecommunication Services — 2.0%
		Diversified Telecommunication Services — 1.7%
2		AT&T, Inc.	56
4		Verizon Communications, Inc.	157

			213

		Wireless Telecommunication Services — 0.3%
7		Sprint Nextel Corp. (a)	42

		Total Telecommunication Services	255

		Utilities — 4.8%
		Electric Utilities — 2.7%
2		American Electric Power Co., Inc.	97
1		Edison International	32
1		Exelon Corp.	19
1		NextEra Energy, Inc.	80
6		NV Energy, Inc.	116

			344

		Gas Utilities — 0.1%
—	(h)	AGL Resources, Inc.	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	25

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Independent Power Producers & Energy Traders — 0.0% (g)
—	(h)	NRG Energy, Inc.	4

		Multi-Utilities — 2.0%
2		NiSource, Inc.	51
2		PG&E Corp.	79
2		Sempra Energy	126

			256

		Total Utilities	615

		Total Common Stocks (Cost $14,744)	16,847

Short-Term Investments — 2.1%
		Investment Company — 1.9%
241		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $241)	241

PRINCIPAL AMOUNT($)
		U.S. Treasury Obligation — 0.2%
25		U.S. Treasury Bill, 0.173%, 05/30/13 (k) (n) (Cost $25)	25

		Total Short-Term Investments (Cost $266)	266

		Total Investments — 134.4% (Cost $15,010)	17,113
		Liabilities in Excess of Other Assets — (34.4)%	(4,382)

		NET ASSETS — 100.0%	$12,731

SHARES
Short Positions — 34.3%
		Common Stocks — 34.3%
		Consumer Discretionary — 5.6%
		Auto Components — 0.5%
—	(h)	Autoliv, Inc., (Sweden)	20
2		Gentex Corp.	42

			62

		Automobiles — 0.2%
2		Ford Motor Co.	20

		Hotels, Restaurants & Leisure — 0.3%
1		Choice Hotels International, Inc.	44

		Household Durables — 0.4%
—	(h)	Harman International Industries, Inc.	16
1		Toll Brothers, Inc. (a)	31

			47

SHARES		SECURITY DESCRIPTION	VALUE($)

		Internet & Catalog Retail — 0.4%
—	(h)	Netflix, Inc. (a)	45
—	(h)	priceline.com, Inc. (a)	12

			57

		Leisure Equipment & Products — 0.2%
1		Hasbro, Inc.	24

		Media — 3.4%
—	(h)	Discovery Communications, Inc., Class A (a)	20
3		Gannett Co., Inc.	48
1		Interpublic Group of Cos., Inc. (The)	12
5		News Corp., Class B	119
2		Omnicom Group, Inc.	103
1		Scripps Networks Interactive, Inc., Class A	47
—	(h)	Washington Post Co. (The), Class B	84

			433

		Specialty Retail — 0.2%
—	(h)	Bed Bath & Beyond, Inc. (a)	5
—	(h)	CarMax, Inc. (a)	16
—	(h)	O’Reilly Automotive, Inc. (a)	5

			26

		Total Consumer Discretionary	713

		Consumer Staples — 3.3%
		Beverages — 0.3%
1		Brown-Forman Corp., Class B	42

		Food & Staples Retailing — 0.1%
1		Safeway, Inc.	13

		Food Products — 1.8%
1		H.J. Heinz Co.	54
2		Hershey Co. (The)	151
—	(h)	Mead Johnson Nutrition Co.	26

			231

		Household Products — 0.5%
1		Church & Dwight Co., Inc.	43
—	(h)	Clorox Co. (The)	18

			61

		Personal Products — 0.3%
1		Estee Lauder Cos., Inc. (The), Class A	37

		Tobacco — 0.3%
1		Altria Group, Inc.	40

		Total Consumer Staples	424

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Energy — 1.4%
		Energy Equipment & Services — 0.4%
—	(h)	Diamond Offshore Drilling, Inc.	23
1		Tenaris S.A., (Luxembourg), ADR	24

			47

		Oil, Gas & Consumable Fuels — 1.0%
1		CONSOL Energy, Inc.	34
1		Encana Corp., (Canada)	23
—	(h)	Spectra Energy Corp.	11
1		Tesoro Corp.	22
1		TransCanada Corp., (Canada)	26
1		WPX Energy, Inc. (a)	18

			134

		Total Energy	181

		Financials — 8.9%
		Capital Markets — 0.3%
—	(h)	BlackRock, Inc.	8
—	(h)	Federated Investors, Inc., Class B	4
—	(h)	Franklin Resources, Inc.	19
—	(h)	Northern Trust Corp.	11

			42

		Commercial Banks — 1.0%
—	(h)	Bank of Hawaii Corp.	21
—	(h)	BB&T Corp.	11
—	(h)	Cullen/Frost Bankers, Inc.	21
1		UMB Financial Corp.	27
6		Valley National Bancorp	53

			133

		Insurance — 2.8%
1		Allstate Corp. (The)	34
1		Aon plc, (United Kingdom)	74
—	(h)	Arch Capital Group Ltd., (Bermuda) (a)	20
1		Chubb Corp. (The)	57
—	(h)	Lincoln National Corp.	12
2		Progressive Corp. (The)	32
—	(h)	RenaissanceRe Holdings Ltd., (Bermuda)	15
1		Torchmark Corp.	50
—	(h)	Travelers Cos., Inc. (The)	14
1		W.R. Berkley Corp.	46

			354

		Real Estate Investment Trusts (REITs) — 4.4%
1		Corporate Office Properties Trust	31
6		DCT Industrial Trust, Inc.	37
1		Douglas Emmett, Inc.	25

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Investment Trusts (REITs) — Continued
1		EastGroup Properties, Inc.	27
1		General Growth Properties, Inc.	24
1		Health Care REIT, Inc.	70
1		Mack-Cali Realty Corp.	32
1		Mid-America Apartment Communities, Inc.	59
1		Realty Income Corp.	25
2		Senior Housing Properties Trust	55
1		Tanger Factory Outlet Centers	45
—	(h)	Vornado Realty Trust	39
3		Weingarten Realty Investors	86

			555

		Real Estate Management & Development — 0.4%
3		Brookfield Office Properties, Inc.	45

		Total Financials	1,129

		Health Care — 2.7%
		Biotechnology — 0.2%
—	(h)	Medivation, Inc. (a)	12
—	(h)	United Therapeutics Corp. (a)	15

			27

		Health Care Equipment & Supplies — 1.3%
—	(h)	Becton, Dickinson & Co.	13
—	(h)	Edwards Lifesciences Corp. (a)	24
—	(h)	Medtronic, Inc.	18
1		Varian Medical Systems, Inc. (a)	37
1		Zimmer Holdings, Inc.	76

			168

		Health Care Providers & Services — 0.2%
1		Tenet Healthcare Corp. (a)	28

		Health Care Technology — 0.0% (g)
—	(h)	Quality Systems, Inc.	2

		Life Sciences Tools & Services — 0.1%
—	(h)	Agilent Technologies, Inc.	5

		Pharmaceuticals — 0.9%
1		Eli Lilly & Co.	63
1		Forest Laboratories, Inc. (a)	25
1		Hospira, Inc. (a)	28

			116

		Total Health Care	346

		Industrials — 4.1%
		Aerospace & Defense — 1.2%
—	(h)	Boeing Co. (The)	19
1		Lockheed Martin Corp.	79
—	(h)	Raytheon Co.	27

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	27

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Aerospace & Defense — Continued
1		Textron, Inc.	34

			159

		Electrical Equipment — 0.5%
1		Rockwell Automation, Inc.	63

		Industrial Conglomerates — 0.2%
1		Danaher Corp.	31

		Machinery — 1.0%
—	(h)	Cummins, Inc.	17
1		Dover Corp.	60
1		Illinois Tool Works, Inc.	45

			122

		Road & Rail — 0.9%
4		Heartland Express, Inc.	47
2		Knight Transportation, Inc.	27
2		Werner Enterprises, Inc.	35

			109

		Trading Companies & Distributors — 0.3%
1		Fastenal Co.	38

		Total Industrials	522

		Information Technology — 3.6%
		Communications Equipment — 0.0% (g)
—	(h)	JDS Uniphase Corp. (a)	1

		Computers & Peripherals — 0.2%
—	(h)	Seagate Technology plc, (Ireland)	13
—	(h)	Western Digital Corp.	15

			28

		Internet Software & Services — 0.2%
1		AOL, Inc. (a)	31

		IT Services — 0.2%
—	(h)	Fiserv, Inc. (a)	7
—	(h)	Paychex, Inc.	12
1		SAIC, Inc.	10

			29

		Semiconductors & Semiconductor Equipment — 2.4%
1		Cypress Semiconductor Corp. (a)	15
1		Intel Corp.	21
2		Microchip Technology, Inc.	73
2		NVIDIA Corp.	24
7		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	126
1		Texas Instruments, Inc.	40

			299

SHARES		SECURITY DESCRIPTION	VALUE($)

		Software — 0.6%
5		Electronic Arts, Inc. (a)	75

		Total Information Technology	463

		Materials — 2.9%
		Chemicals — 1.5%
1		Cabot Corp.	24
—	(h)	Celanese Corp., Series A	12
—	(h)	OM Group, Inc. (a)	6
1		Praxair, Inc.	107
—	(h)	Sigma-Aldrich Corp.	13
1		Valspar Corp.	34

			196

		Construction Materials — 0.1%
—	(h)	Vulcan Materials Co.	15

		Metals & Mining — 1.3%
2		Cliffs Natural Resources, Inc.	80
2		Nucor Corp.	80
—	(h)	Vale S.A., (Brazil), ADR	3
			163

		Total Materials	374

		Telecommunication Services — 0.2%
		Wireless Telecommunication Services — 0.2%
—	(h)	Crown Castle International Corp. (a)	20

		Utilities — 1.6%
		Electric Utilities — 0.7%
1		Duke Energy Corp.	63
—	(h)	Entergy Corp.	13
—	(h)	Southern Co. (The)	16

			92

		Gas Utilities — 0.2%
—	(h)	National Fuel Gas Co.	23

		Multi-Utilities — 0.7%
1		Consolidated Edison, Inc.	55
—	(h)	Dominion Resources, Inc.	13
—	(h)	Wisconsin Energy Corp.	16

			84

		Total Utilities	199

		Total Short Positions (Proceeds $4,066)	$4,371

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3	E-mini S&P 500	03/15/13	$213	$—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	29

J. P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF December 31, 2012 (Unaudited)

ADR	— American Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(j)	— All or a portion of these securities are segregated for short sales.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund		U.S. Research Equity Plus Fund
ASSETS:
Investments in non-affiliates, at value	$183,263		$8,534,466		$16,872
Investments in affiliates, at value	5,161		113,872		241

Total investment securities, at value	188,424		8,648,338		17,113
Cash	26		18,019		1
Deposits at broker for futures contracts	110		6,203		—
Deposits at broker for securities sold short	3		—	(a)	—
Receivables:
Investment securities sold	—		29,722		3
Fund shares sold	139		14,188		—
Interest and dividends from non-affiliates	200		8,691		21
Dividends from affiliates	—	(a)	12		—	(a)
Variation margin on futures contracts	56		3,195		5
Due from Advisor	—		—		4

Total Assets	188,958		8,728,368		17,147

LIABILITIES:
Payables:
Due to broker for securities sold short	—		—		2
Securities sold short, at value	37,392		1,709,281		4,371
Dividend expense to non-affiliates on securities sold short	27		2,294		5
Investment securities purchased	625		16,997		3
Interest expense to non-affiliates on securities sold short	20		987		—
Fund shares redeemed	99		7,288		—
Accrued liabilities:
Investment advisory fees	118		4,778		—
Shareholder servicing fees	—		1,170		3
Distribution fees	10		267		—	(a)
Custodian and accounting fees	6		62		7
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—
Other	66		817		25

Total Liabilities	38,363		1,743,941		4,416

Net Assets	$150,595		$6,984,427		$12,731

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
NET ASSETS:
Paid-in-Capital	$126,747	$5,717,111	$10,913
Accumulated undistributed (distributions in excess of) net investment income	136	335	—	(c)
Accumulated net realized gains (losses)	509	(412,717)	20
Net unrealized appreciation (depreciation)	23,203	1,679,698	1,798

Total Net Assets	$150,595	$6,984,427	$12,731

Net Assets:
Class A	$44,764	$658,806	$212
Class C	420	198,114	89
Class R2	—	2,857	61
Class R5	—	139,654	62
Class R6	—	—	54
Select Class	105,411	5,984,996	12,253

Total	$150,595	$6,984,427	$12,731

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,354	29,952	12
Class C	32	9,143	5
Class R2	—	131	3
Class R5	—	6,297	3
Class R6	—	—	3
Select Class	7,852	270,531	696

Net Asset Value (a):
Class A — Redemption price per share	$13.35	$22.00	$17.53
Class C — Offering price per share (b)	13.02	21.67	17.45
Class R2 — Offering and redemption price per share	—	21.80	17.53
Class R5 — Offering and redemption price per share	—	22.18	17.62
Class R6 — Offering and redemption price per share	—	—	17.63
Select Class — Offering and redemption price per share	13.43	22.12	17.60
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.09	$23.22	$18.50

Cost of investments in non-affiliates	$159,058	$6,793,253	$14,769
Cost of investments in affiliates	5,161	113,872	241
Proceeds received from securities sold short	36,393	1,647,349	4,066

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$—	(a)
Dividend income from non-affiliates	3,415	108,862	193
Dividend income from affiliates	2	79	—	(a)

Total investment income	3,417	108,941	193

EXPENSES:
Investment advisory fees	1,032	35,258	63
Administration fees	71	3,038	5
Distribution fees:
Class A	54	832	—	(a)
Class C	2	765	1
Class R2	—	7	—	(a)
Shareholder servicing fees:
Class A	54	832	—	(a)
Class C	— (a)	255	—	(a)
Class R2	—	4	—	(a)
Class R5	—	35	—	(a)
Select Class	152	7,547	15
Custodian and accounting fees	18	159	23
Professional fees	28	70	28
Interest expense to affiliates	— (a)	2	—
Trustees’ and Chief Compliance Officer’s fees	1	41	—	(a)
Printing and mailing costs	7	141	1
Registration and filing fees	19	53	31
Transfer agent fees	56	1,292	5
Other	3	29	4
Dividend expense to non-affiliates on securities sold short	425	31,788	87
Interest expense to non-affiliates on securities sold short	158	6,285	12

Total expenses	2,080	88,433	275

Less amounts waived	(577)	(12,021)	(68)
Less earnings credits	—	(1)	—
Less expense reimbursements	—	—	(45)

Net expenses	1,503	76,411	162

Net investment income (loss)	1,914	32,530	31

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6,728	180,919	259
Futures	(100)	7,692	14
Securities sold short	(1,107)	(41,594)	(66)

Net realized gain (loss)	5,521	147,017	207

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	890	411,317	777
Futures	(3)	(4,723)	(4)
Securities sold short	(1,576)	(23,178)	(72)

Change in net unrealized appreciation/depreciation	(689)	383,416	701

Net realized/unrealized gains (losses)	4,832	530,433	908

Change in net assets resulting from operations	$6,746	$562,963	$939

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,914	$1,150	$32,530	$44,119
Net realized gain (loss)	5,521	2,667	147,017	160,512
Change in net unrealized appreciation/depreciation	(689)	1,699	383,416	(186,242)

Change in net assets resulting from operations	6,746	5,516	562,963	18,389

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(831)	(87)	(3,361)	(2,510)
From net realized gains	(1,231)	(4,686)	(28,232)	—
Class C
From net investment income	(5)	—	(1)	—
From net realized gains	(12)	(59)	(8,695)	—
Class R2
From net investment income	—	—	(13)	(5)
From net realized gains	—	—	(131)	—
Class R5
From net investment income	—	—	(1,331)	(458)
From net realized gains	—	—	(6,012)	—
Select Class
From net investment income	(2,236)	(411)	(45,754)	(36,514)
From net realized gains	(2,997)	(14,454)	(260,771)	—

Total distributions to shareholders	(7,312)	(19,697)	(354,301)	(39,487)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(11,271)	12,774	169,487	(812,605)

NET ASSETS:
Change in net assets	(11,837)	(1,407)	378,149	(833,703)
Beginning of period	162,432	163,839	6,606,278	7,439,981

End of period	$150,595	$162,432	$6,984,427	$6,606,278

Accumulated undistributed (distributions in excess of) net investment income	$136	$1,294	$335	$18,265

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Research Equity Plus Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31	$71
Net realized gain (loss)	207	37
Change in net unrealized appreciation/depreciation	701	125

Change in net assets resulting from operations	939	233

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2)	— (a)
From net realized gains	(2)	(1)
Class C
From net investment income	— (a)	—
From net realized gains	(1)	(1)
Class R2
From net investment income	— (a)	—
From net realized gains	(1)	(1)
Class R5
From net investment income	(1)	— (a)
From net realized gains	(1)	(1)
Class R6
From net investment income	— (a)	— (a)
From net realized gains	(1)	(1)
Select Class
From net investment income	(100)	(20)
From net realized gains	(154)	(202)

Total distributions to shareholders	(263)	(227)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	324	441

NET ASSETS:
Change in net assets	1,000	447
Beginning of period	11,731	11,284

End of period	$12,731	$11,731

Accumulated undistributed (distributions in excess of) net investment income	$— (a)	$72

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,168	$14,458	$76,103	$177,490
Dividends and distributions reinvested	2,059	4,760	29,704	2,350
Cost of shares redeemed	(6,474)	(13,990)	(110,406)	(295,231)

Change in net assets resulting from Class A capital transactions	$3,753	$5,228	$(4,599)	$(115,391)

Class C
Proceeds from shares issued	$7	$168	$5,072	$23,352
Dividends and distributions reinvested	17	58	6,929	—
Cost of shares redeemed	(97)	(142)	(21,725)	(50,106)

Change in net assets resulting from Class C capital transactions	$(73)	$84	$(9,724)	$(26,754)

Class R2
Proceeds from shares issued	$—	$—	$1,167	$1,443
Dividends and distributions reinvested	—	—	77	2
Cost of shares redeemed	—	—	(430)	(826)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$814	$619

Class R5
Proceeds from shares issued	$—	$—	$7,574	$107,055
Dividends and distributions reinvested	—	—	3,145	417
Cost of shares redeemed	—	—	(11,333)	(14,083)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(614)	$93,389

Select Class
Proceeds from shares issued	$7,647	$19,619	$527,403	$535,882
Dividends and distributions reinvested	3,145	14,363	101,643	18,821
Cost of shares redeemed	(25,743)	(26,520)	(445,436)	(1,319,171)

Change in net assets resulting from Select Class capital transactions	$(14,951)	$7,462	$183,610	$(764,468)

Total change in net assets resulting from capital transactions	$(11,271)	$12,774	$169,487	$(812,605)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	590	1,066	3,378	8,732
Reinvested	152	402	1,354	121
Redeemed	(468)	(1,045)	(4,921)	(14,534)

Change in Class A Shares	274	423	(189)	(5,681)

Class C
Issued	1	13	231	1,181
Reinvested	1	5	323	—
Redeemed	(8)	(11)	(986)	(2,513)

Change in Class C Shares	(6)	7	(432)	(1,332)

Class R2
Issued	—	—	52	70
Reinvested	—	—	4	— (a)
Redeemed	—	—	(19)	(39)

Change in Class R2 Shares	—	—	37	31

Class R5
Issued	—	—	339	5,027
Reinvested	—	—	142	21
Redeemed	—	—	(503)	(684)

Change in Class R5 Shares	—	—	(22)	4,364

Select Class
Issued	556	1,453	23,306	25,894
Reinvested	230	1,204	4,597	962
Redeemed	(1,827)	(1,950)	(19,706)	(63,896)

Change in Select Class Shares	(1,041)	707	8,197	(37,040)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

	U.S. Research Equity Plus Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$62	$83
Dividends and distributions reinvested	4	1
Cost of shares redeemed	(7)	(3)

Change in net assets resulting from Class A capital transactions	$59	$81

Class C
Proceeds from shares issued	$4	$23
Dividends and distributions reinvested	1	1
Cost of shares redeemed	— (a)	—

Change in net assets resulting from Class C capital transactions	$5	$24

Class R2
Dividends and distributions reinvested	$1	$1

Change in net assets resulting from Class R2 capital transactions	$1	$1

Class R5
Dividends and distributions reinvested	$2	$1

Change in net assets resulting from Class R5 capital transactions	$2	$1

Class R6
Dividends and distributions reinvested	$1	$1

Change in net assets resulting from Class R6 capital transactions	$1	$1

Select Class
Proceeds from shares issued	$10	$113
Dividends and distributions reinvested	254	221
Cost of shares redeemed	(8)	(1)

Change in net assets resulting from Select Class capital transactions	$256	$333

Total change in net assets resulting from capital transactions	$324	$441

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Research Equity Plus Fund
	Six Months Ended 12/31/2012 (Unaudited)		Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	3		5
Reinvested	—	(a)	—	(a)
Redeemed	—	(a)	—	(a)

Change in Class A Shares	3		5

Class C
Issued	—	(a)	2
Reinvested	—	(a)	—	(a)
Redeemed	—	(a)	—

Change in Class C Shares	—	(a)	2

Class R2
Reinvested	—	(a)	—	(a)

Change in Class R2 Shares	—	(a)	—	(a)

Class R5
Reinvested	—	(a)	—	(a)

Change in Class R5 Shares	—	(a)	—	(a)

Class R6
Reinvested	—	(a)	—	(a)

Change in Class R6 Shares	—	(a)	—	(a)

Select Class
Issued	1		7
Reinvested	14		15
Redeemed	(1)		—	(a)

Change in Select Class Shares	14		22

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

U.S. Dynamic Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$6,746

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(118,012)
Proceeds from disposition of investment securities	127,697
Covers of investment securities sold short	(47,353)
Proceeds from investment securities sold short	57,223
Purchases of short-term investments, net	(2,929)
Change in unrealized (appreciation)/depreciation on investments	(890)
Change in unrealized (appreciation)/depreciation on investment securities sold short	1,576
Net realized (gain)/ loss on investments	(6,728)
Net realized (gain)/ loss on investment securities sold short	1,107
Increase in deposits at broker for futures contracts	(110)
Increase in deposits at broker for securities sold short	(3)
Decrease in receivable for investment securities sold	10,818
Decrease in interest and dividends receivable	46
Increase in variation margin receivable	(56)
Increase in interest expense payable on securities sold short	2
Decrease in payable for investment securities purchased	(10,536)
Increase in dividends expense payable on securities sold short	4
Decrease in accrued expenses and other liabilities	(17)

Net cash provided (used) by operating activities	18,585

Cash flows provided (used) by financing activities:
Proceeds from shares issued	15,801
Payment on shares redeemed	(32,269)
Cash distributions paid to shareholders (net of reinvestments of $5,221)	(2,091)

Net cash provided (used) by financing activities	(18,559)

Net increase/decrease in cash	26

Cash:
Beginning of period	—

End of period	$26

Supplemental disclosure of cash flow information:

The Fund paid $156 in Interest expense for securities sold short and less than $1 in Interest expense to affiliates.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	41

STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

U.S Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$562,963

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(3,440,749)
Proceeds from disposition of investment securities	3,532,300
Covers of investment securities sold short	(1,244,626)
Proceeds from investment securities sold short	1,159,968
Proceeds of short-term investments, net	111,838
Change in unrealized (appreciation)/depreciation on investments	(411,317)
Change in unrealized (appreciation)/depreciation on investment securities sold short	23,178
Net realized (gain)/ loss on investments	(180,919)
Net realized (gain)/ loss on investment securities sold short	41,594
Decrease in deposits at broker for futures contracts	2,624
Increase in deposits at broker for securities sold short	— (a)
Decrease in receivable for investment securities sold	115,612
Decrease in interest and dividends receivable	3,581
Decrease in variation margin receivable	1,110
Increase in interest expense payable on securities sold short	53
Decrease in payable for investment securities purchased	(52,985)
Increase in dividends expense payable on securities sold short	181
Increase in accrued expenses and other liabilities	484

Net cash provided (used) by operating activities	224,890

Cash flows provided (used) by financing activities:
Proceeds from shares issued	605,748
Payment on shares redeemed	(599,816)
Cash distributions paid to shareholders (net of reinvestments of $141,498)	(212,803)

Net cash provided (used) by financing activities	(206,871)

Net increase/decrease in cash	18,019

Cash:
Beginning of period	—

End of period	$18,019

Supplemental disclosure of cash flow information:

(a) Amount rounds to less than $1,000.

The Fund paid $6,232 in interest expense for securities sold short and $2 in interest expense to affiliates.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

U.S. Research Equity Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$939

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(4,973)
Proceeds from disposition of investment securities	4,606
Covers of investment securities sold short	(1,632)
Proceeds from investment securities sold short	1,913
Purchases of short-term investments, net	(105)
Change in unrealized (appreciation)/depreciation on investments	(777)
Change in unrealized (appreciation)/depreciation on investment securities sold short	72
Net realized (gain)/ loss on investments	(259)
Net realized (gain)/ loss on investment securities sold short	66
Decrease in due from Advisor and Affiliates	21
Decrease in receivable for investment securities sold	117
Decrease in interest and dividends receivable	4
Increase in variation margin receivable	(2)
Decrease in payable for investment securities purchased	(44)
Increase in due to broker for securities sold short	2
Decrease in dividends expense payable on securities sold short	(2)
Decrease in accrued expenses and other liabilities	(6)

Net cash provided (used) by operating activities	(60)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	76
Payment on shares redeemed	(15)

Net cash provided (used) by financing activities	61

Net increase/decrease in cash	1

Cash:
Beginning of period	—

End of period	$1

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $263.

The Fund paid $12 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Dynamic Plus Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$13.46	$0.15	(h)(j)	$0.38	$0.53	$(0.25)	$(0.39)	$(0.64)
Year Ended June 30, 2012	15.02	0.08	(h)	0.26	0.34	(0.03)	(1.87)	(1.90)
Year Ended June 30, 2011	11.84	0.01	(h)	3.23	3.24	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.79	0.03	(h)	1.07	1.10	(0.05)	—	(0.05)
Year Ended June 30, 2009	15.26	0.03	(h)	(4.50)	(4.47)	—	—	—
Year Ended June 30, 2008	17.98	(0.01	)(h)	(2.71)	(2.72)	—	—	—

Class C
Six Months Ended December 31, 2012(Unaudited)	13.10	0.11	(h)(j)	0.37	0.48	(0.17)	(0.39)	(0.56)
Year Ended June 30, 2012	14.71	0.01	(h)	0.25	0.26	—	(1.87)	(1.87)
Year Ended June 30, 2011	11.61	(0.04	)(h)	3.14	3.10	—	—	—
Year Ended June 30, 2010	10.61	(0.04	)(h)	1.06	1.02	(0.02)	—	(0.02)
Year Ended June 30, 2009	15.08	—	(h)(i)	(4.47)	(4.47)	—	—	—
Year Ended June 30, 2008	17.85	(0.10	)(h)	(2.67)	(2.77)	—	—	—

Select Class
Six Months Ended December 31, 2012(Unaudited)	13.55	0.17	(h)(j)	0.39	0.56	(0.29)	(0.39)	(0.68)
Year Ended June 30, 2012	15.08	0.11	(h)	0.28	0.39	(0.05)	(1.87)	(1.92)
Year Ended June 30, 2011	11.89	0.06	(h)	3.22	3.28	(0.09)	—	(0.09)
Year Ended June 30, 2010	10.82	0.06	(h)	1.08	1.14	(0.07)	—	(0.07)
Year Ended June 30, 2009	15.34	0.09	(h)	(4.56)	(4.47)	(0.05)	—	(0.05)
Year Ended June 30, 2008	18.02	0.01	(h)	(2.69)	(2.68)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits(excluding dividend expense and interest expense for securities sold short) for Class A are 1.29% and 1.99% for the six months ended December 31, 2012, 1.40% and 2.03% for the year ended June 30, 2012, 1.39% and 1.98% for 2011, 1.39% and 2.00% for 2010, 1.55% and 2.16% for 2009 and 1.75% and 2.12% for 2008; for Class C are 1.79% and 2.49% for the six months ended December 31, 2012, 1.90% and 2.53% for the year ended June 30, 2012, 1.89% and 2.48% for 2011, 1.89% and 2.50% for 2010, 2.23% and 2.69% for 2009 and 2.25% and 2.61% for 2008; for Select Class are 1.04% and 1.74% for the six months ended December 31, 2012, 1.15% and 1.77% for the year ended June 30, 2012, 1.14% and 1.73% for 2011, 1.14% and 1.75% for 2010, 1.43% and 1.95% for 2009 and 1.50% and 1.86% for 2008, respectively.
(f)	Commencing on June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.
(j)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.05, $0.02 and $0.07 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.85%, 0.33% and 1.15% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)(g)	Portfolio turnover rate (including short sales) (b)(f)(g)

$13.35	3.97%	$44,764	2.00%	2.09	%(j)	2.69%	59%	83%
13.46	4.02	41,459	1.91	0.57		2.54	456	583
15.02	27.36	39,904	1.89	0.10		2.48	465	651
11.84	10.15	23,847	1.87	0.24		2.48	679	925
10.79	(29.29)	13,729	1.85	0.33		2.46	504	678
15.26	(15.13)	1,506	2.09	(0.08)		2.46	125	—

13.02	3.67	420	2.47	1.58	(j)	3.16	59	83
13.10	3.49	492	2.41	0.06		3.04	456	583
14.71	26.70	461	2.39	(0.33)		2.98	465	651
11.61	9.61	1,496	2.37	(0.31)		2.98	679	925
10.61	(29.64)	98	2.53	(0.02)		2.98	504	678
15.08	(15.52)	388	2.59	(0.64)		2.95	125	—

13.43	4.09	105,411	1.75	2.39	(j)	2.44	59	83
13.55	4.33	120,481	1.66	0.83		2.28	456	583
15.08	27.60	123,474	1.64	0.41		2.23	465	651
11.89	10.43	180,298	1.62	0.47		2.23	679	925
10.82	(29.11)	77,768	1.72	0.86		2.25	504	678
15.34	(14.87)	61,124	1.84	0.08		2.20	125	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$21.30	$0.08	(h)(k)	$1.71	$1.79	$(0.11)	$(0.98)	$(1.09)
Year Ended June 30, 2012	21.26	0.09	(h)	0.03	0.12	(0.08)	—	(0.08)
Year Ended June 30, 2011	16.72	0.05	(h)	4.54	4.59	(0.05)	—	(0.05)
Year Ended June 30, 2010	14.62	0.05	(h)	2.15	2.20	(0.10)	—	(0.10)
Year Ended June 30, 2009	18.56	0.15	(h)	(3.93)	(3.78)	(0.16)	—	(0.16)
Year Ended June 30, 2008	20.98	0.07		(1.76)	(1.69)	(0.08)	(0.65)	(0.73)

Class C
Six Months Ended December 31, 2012 (Unaudited)	20.95	0.02	(h)(k)	1.68	1.70	— (j)	(0.98)	(0.98)
Year Ended June 30, 2012	20.93	(0.01	)(h)	0.03	0.02	—	—	—
Year Ended June 30, 2011	16.50	(0.05	)(h)	4.48	4.43	—	—	—
Year Ended June 30, 2010	14.47	(0.04	)(h)	2.12	2.08	(0.05)	—	(0.05)
Year Ended June 30, 2009	18.37	0.08	(h)	(3.88)	(3.80)	(0.10)	—	(0.10)
Year Ended June 30, 2008	20.83	0.04		(1.79)	(1.75)	(0.05)	(0.66)	(0.71)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	21.13	0.06	(h)(k)	1.68	1.74	(0.09)	(0.98)	(1.07)
Year Ended June 30, 2012	21.13	0.04	(h)	0.02	0.06	(0.06)	—	(0.06)
Year Ended June 30, 2011	16.66	(0.01	)(h)	4.53	4.52	(0.05)	—	(0.05)
Year Ended June 30, 2010	14.56	0.01	(h)	2.13	2.14	(0.04)	—	(0.04)
November 3, 2008(i) through June 30, 2009	14.29	0.08	(h)	0.39	0.47	(0.20)	—	(0.20)

Class R5
Six Months Ended December 31, 2012 (Unaudited)	21.51	0.13	(h)(k)	1.73	1.86	(0.21)	(0.98)	(1.19)
Year Ended June 30, 2012	21.47	0.20	(h)	0.01	0.21	(0.17)	—	(0.17)
Year Ended June 30, 2011	16.87	0.14	(h)	4.59	4.73	(0.13)	—	(0.13)
Year Ended June 30, 2010	14.72	0.11	(h)	2.18	2.29	(0.14)	—	(0.14)
Year Ended June 30, 2009	18.68	0.21	(h)	(3.96)	(3.75)	(0.21)	—	(0.21)
Year Ended June 30, 2008	21.03	0.20		(1.79)	(1.59)	(0.10)	(0.66)	(0.76)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	21.44	0.11	(h)(k)	1.72	1.83	(0.17)	(0.98)	(1.15)
Year Ended June 30, 2012	21.40	0.14	(h)	0.03	0.17	(0.13)	—	(0.13)
Year Ended June 30, 2011	16.82	0.10	(h)	4.57	4.67	(0.09)	—	(0.09)
Year Ended June 30, 2010	14.69	0.09	(h)	2.15	2.24	(0.11)	—	(0.11)
Year Ended June 30, 2009	18.63	0.19	(h)	(3.95)	(3.76)	(0.18)	—	(0.18)
Year Ended June 30, 2008	20.99	0.13		(1.76)	(1.63)	(0.08)	(0.65)	(0.73)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.29% and 1.63% for the six months ended December 31, 2012, 1.40% and 1.64% for the year ended June 30, 2012, 1.39% and 1.63% for 2011, 1.39% and 1.66% for 2010, 1.35% and 1.73% for 2009 and 1.25% and 1.64% for 2008; for Class C are 1.79% and 2.13% for the six months ended December 31, 2012, 1.90% and 2.14% for the year ended June 30, 2012, 1.89% and 2.13% for 2011, 1.89% and 2.16% for 2010, 1.84% and 2.23% for 2009 and 1.75% and 2.14% for 2008; for Class R2 are 1.54% and 1.88% for the six months ended December 31, 2012, 1.65% and 1.89% for the year ended June 30, 2012, 1.64% and 1.87% for 2011, 1.64% and 1.91% for 2010 and 1.65% and 2.02% for the period ended June 30, 2009; for Class R5 are 0.84% and 1.18% for the six months ended December 31, 2012, 0.95% and 1.19% for the year ended June 30, 2012, 0.94% and 1.17% for 2011, 0.94% and 1.21% for 2010, 0.90% and 1.29% for 2009 and 0.80% and 1.19% for 2008; for Select Class are 1.04% and 1.38% for the six months ended December 31, 2012, 1.15% and 1.39% for the year ended June 30 2012, 1.14% and 1.38% for 2011, 1.14% and 1.41% for 2010, 1.09% and 1.48% for 2009 and 1.00% and 1.39% for 2008, respectively.
(f)	Commencing on June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.
(k)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.06, $0.00, $0.04, $0.11 and $0.09 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.52%, 0.02%, 0.34%, 0.97% and 0.79% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)(g)	Portfolio turnover rate (including short sales) (b)(f)(g)

$22.00	8.46%	$658,806	2.36%	0.70	%(k)	2.70%	40%	55%
21.30	0.57	642,076	2.13	0.45		2.37	99	129
21.26	27.49	761,412	1.98	0.25		2.22	73	102
16.72	14.98	428,928	1.98	0.27		2.25	109	150
14.62	(20.23)	154,789	1.76	1.04		2.15	116	153
18.56	(8.36)	107,496	1.57	0.75		1.96	124	—

21.67	8.17	198,114	2.86	0.19	(k)	3.20	40	55
20.95	0.10	200,604	2.63	(0.05)		2.87	99	129
20.93	26.85	228,276	2.48	(0.25)		2.72	73	102
16.50	14.36	138,023	2.48	(0.23)		2.75	109	150
14.47	(20.64)	42,221	2.26	0.55		2.64	116	153
18.37	(8.74)	36,663	2.07	0.26		2.46	124	—

21.80	8.30	2,857	2.62	0.51	(k)	2.96	40	55
21.13	0.33	1,993	2.38	0.19		2.62	99	129
21.13	27.13	1,329	2.23	(0.03)		2.46	73	102
16.66	14.70	318	2.23	0.05		2.50	109	150
14.56	3.48	139	2.06	0.90		2.44	116	153

22.18	8.70	139,654	1.92	1.15	(k)	2.26	40	55
21.51	1.05	135,934	1.68	0.96		1.92	99	129
21.47	28.05	41,988	1.53	0.67		1.76	73	102
16.87	15.50	9,369	1.53	0.64		1.80	109	150
14.72	(19.89)	88,636	1.32	1.45		1.70	116	153
18.68	(7.90)	57,411	1.12	1.12		1.51	124	—

22.12	8.57	5,984,996	2.12	0.96	(k)	2.46	40	55
21.44	0.84	5,625,671	1.88	0.70		2.12	99	129
21.40	27.78	6,406,976	1.73	0.50		1.97	73	102
16.82	15.22	4,671,839	1.73	0.52		2.00	109	150
14.69	(20.03)	3,474,451	1.51	1.29		1.89	116	153
18.63	(8.07)	3,387,910	1.32	0.95		1.71	124	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Research Equity Plus Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$16.59	$0.02	$1.28	$1.30	$(0.13)	$(0.23)	$(0.36)
Year Ended June 30, 2012	16.66	0.04	0.22	0.26	(0.02)	(0.31)	(0.33)
Year Ended June 30, 2011	13.01	0.03	3.65	3.68	(0.03)	—	(0.03)
April 1, 2010 (g) through June 30, 2010	15.00	0.01	(2.00)	(1.99)	—	—	—

Class C
Six Months Ended December 31, 2012 (Unaudited)	16.45	(0.02)	1.28	1.26	(0.03)	(0.23)	(0.26)
Year Ended June 30, 2012	16.60	(0.01)	0.17	0.16	—	(0.31)	(0.31)
Year Ended June 30, 2011	12.99	(0.05)	3.66	3.61	—	—	—
April 1, 2010 (g) through June 30, 2010	15.00	(0.01)	(2.00)	(2.01)	—	—	—

Class R2
Six Months Ended December 31, 2012 (Unaudited)	16.54	— (i)	1.28	1.28	(0.06)	(0.23)	(0.29)
Year Ended June 30, 2012	16.64	0.02	0.19	0.21	—	(0.31)	(0.31)
Year Ended June 30, 2011	13.00	(0.01)	3.66	3.65	(0.01)	—	(0.01)
April 1, 2010 (g) through June 30, 2010	15.00	— (i)	(2.00)	(2.00)	—	—	—

Class R5
Six Months Ended December 31, 2012 (Unaudited)	16.68	0.06	1.29	1.35	(0.18)	(0.23)	(0.41)
Year Ended June 30, 2012	16.71	0.13	0.20	0.33	(0.05)	(0.31)	(0.36)
Year Ended June 30, 2011	13.02	0.10	3.67	3.77	(0.08)	—	(0.08)
April 1, 2010 (g) through June 30, 2010	15.00	0.02	(2.00)	(1.98)	—	—	—

Class R6
Six Months Ended December 31, 2012 (Unaudited)	16.69	0.06	1.30	1.36	(0.19)	(0.23)	(0.42)
Year Ended June 30, 2012	16.71	0.14	0.20	0.34	(0.05)	(0.31)	(0.36)
May 31, 2011 (h) through June 30, 2011	16.99	0.01	(0.29)	(0.28)	—	—	—

Select Class
Six Months Ended December 31, 2012 (Unaudited)	16.64	0.04	1.29	1.33	(0.14)	(0.23)	(0.37)
Year Ended June 30, 2012	16.69	0.10	0.19	0.29	(0.03)	(0.31)	(0.34)
Year Ended June 30, 2011	13.02	0.07	3.66	3.73	(0.06)	—	(0.06)
April 1, 2010 (g) through June 30, 2010	15.00	0.02	(2.00)	(1.98)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.25% and 3.02% for the six months ended December 31, 2012, 1.25% and 3.22% for the year ended June 30, 2012, 1.25% and 4.25% for 2011 and 1.25% and 6.05% for the period ended June 30, 2010; for Class C are 1.74% and 3.54% for the six months ended December 31, 2012, 1.75% and 3.74% for the year ended June 30, 2012, 1.75% and 4.77% for 2011 and 1.75% and 6.53% for the period ended June 30, 2010; for Class R2 are 1.50% and 3.29% for the six months ended December 31, 2012, 1.50% and 3.49% for the year ended June 30, 2012, 1.50% and 4.52% for 2011 and 1.50% and 6.28% for the period ended June 30, 2010; for Class R5 are 0.80% and 2.59% for the six months ended December 31, 2012, 0.80% and 2.79% for the year ended June 30, 2012, 0.80% and 3.82% for 2011 and 0,80% and 5.58% for the period ended June 30, 2010; for Class R6 are 0.75% and 2.54% for the six months ended December 31, 2012, 0.75% and 2.74% for the year ended June 30, 2012 and 0.75% and 3.50% for the period ended June 30, 2011; for Select Class are 1.00% and 2.79% for the six months ended December 31, 2012, 1.00% and 2.79% for the year ended June 30, 2012, 1.00% and 4.02% for 2011 and 1.00% and 5.79% for the period ended June 30, 2010; respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.01.
(j)	Amount rounds to less than 0.01%.
(k)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$17.53	7.83%	$212	2.87%	0.29%	4.64%		28%	40%
16.59	1.77	146	2.34	0.40	4.31		57	75
16.66	28.32	63	2.33	0.19	5.33		91	125
13.01	(13.27)	43	2.35	0.24	7.15	(k)	34	80

17.45	7.62	89	3.34	(0.24)	5.13		28	40
16.45	1.18	78	2.84	(0.10)	4.83		57	75
16.60	27.79	55	2.83	(0.31)	5.85		91	125
12.99	(13.40)	43	2.85	(0.26)	7.63	(k)	34	80

17.53	7.73	61	3.08	0.00 (j)	4.88		28	40
16.54	1.48	56	2.59	0.16	4.58		57	75
16.64	28.05	56	2.58	(0.05)	5.60		91	125
13.00	(13.33)	43	2.60	(0.01)	7.38	(k)	34	80

17.62	8.05	62	2.38	0.70	4.18		28	40
16.68	2.20	57	1.89	0.86	3.88		57	75
16.71	29.00	56	1.88	0.64	4.90		91	125
13.02	(13.20)	43	1.90	0.69	6.68	(k)	34	80

17.63	8.10	54	2.34	0.75	4.13		28	40
16.69	2.27	50	1.84	0.91	3.83		57	75
16.71	(1.65)	49	1.83	0.58	4.58	(k)	91	125

17.60	7.99	12,253	2.58	0.50	4.38		28	40
16.64	1.97	11,344	2.09	0.66	4.08		57	75
16.69	28.67	11,005	2.08	0.44	5.10		91	125
13.02	(13.20)	8,548	2.10	0.49	6.89	(k)	34	80

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Dynamic Plus Fund	Class A, Class C and Select Class	Diversified
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R2, Class R5 and Select Class	Diversified
U.S. Research Equity Plus Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The investment objective of the U.S. Dynamic Plus Fund is to seek to provide long-term capital appreciation.

The investment objective of the U.S. Large Cap Core Plus Fund is to seek to provide a high total return from a portfolio of selected equity securities.

The investment objective of the U.S. Research Equity Plus Fund is to seek to provide total return from a portfolio of selected equity securities.

Effective September 2, 2011, the U.S. Large Cap Core Plus Fund is publicly offered on a limited basis.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.

50	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

U.S. Dynamic Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$188,424	$—	$—	$188,424

Total Liabilities (a)	$(37,392)	$—	$—	$(37,392)

Depreciation in Other Financial Instruments
Futures Contracts	$(3)	$—	$—	$(3)

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$8,648,338	$—	$—	$8,648,338

Total Liabilities (b)	$(1,693,107)	$(16,174)	$—	$(1,709,281)

Appreciation in Other Financial Instruments
Futures Contracts	$417	$—	$—	$417

U.S. Research Equity Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$17,088	$25	$—	$17,113

Total Liabilities (b)	$(4,218)	$(153)	$—	$(4,371)

Depreciation in Other Financial Instruments
Futures Contracts	$— (d)	$—	$—	$— (d)

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the report values of which are evaluated prices. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.
(d)	Amount rounds to less than $1,000.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2012.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of December 31, 2012, the Funds had no investments in restricted securities other than securities sold to the Funds under Regulation S under the Securities Act.

As of December 31, 2012, there were no investments in illiquid securities held by the Funds.

C. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2012 (amounts in thousands):

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
Futures Contracts:
Average Notional Balance Long	$2,533	(a)	$116,246	$241
Ending Notional Balance Long	1,633		125,679	213

(a)	For the period August 1, 2012 through December 31, 2012.

D. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, a Fund sells securities it does not own. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on securities sold short on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price

52	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the security declines between those dates.

As of December 31, 2012, the Funds had outstanding short sales as listed on their SOIs.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each fund is as follows:

U.S. Dynamic Plus Fund	1.25%
U.S. Large Cap Core Plus Fund	1.00
U.S. Research Equity Plus Fund	1.00

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
U.S. Dynamic Plus Fund	0.25%	0.75%	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50%
U.S. Research Equity Plus Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2012, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
U.S. Dynamic Plus Fund	$—	(a)	$—
U.S. Large Cap Core Plus Fund	8		—	(a)
U.S. Research Equity Plus Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
U.S. Dynamic Plus Fund	0.25%	0.25%	n/a	n/a	0.25%
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25%	0.05%	0.25
U.S. Research Equity Plus Fund	0.25	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
U.S. Dynamic Plus Fund	1.30%	1.80%	n/a	n/a	n/a	1.05%
U.S. Large Cap Core Plus Fund	1.30	1.80	1.55%	0.85%	n/a	1.05
U.S. Research Equity Plus Fund	1.25	1.75	1.50	0.80	0.75%	1.00

The expense limitation agreements were in effect for the six months ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013.

For the six months ended December 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
U.S. Dynamic Plus Fund	$297	$71	$206	$574	$—
U.S. Large Cap Core Plus Fund	7,074	3,038	1,763	11,875	—
U.S. Research Equity Plus Fund	63	5	—	68	45

54	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2012 were as follows (amounts in thousands):

U.S. Dynamic Plus Fund	$3
U.S. Large Cap Core Plus Fund	146

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2012, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended December 31, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
U.S. Dynamic Plus Fund	$118,012	$127,697	$57,223	$47,353
U.S. Large Cap Core Plus Fund	3,440,749	3,532,300	1,159,968	1,244,626
U.S. Research Equity Plus Fund	4,973	4,606	1,913	1,632

During the six months ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$164,219	$28,161	$3,956	$24,205
U.S. Large Cap Core Plus Fund	6,907,125	1,777,561	36,348	1,741,213
U.S. Research Equity Plus Fund	15,010	2,476	373	2,103

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the Funds did not have any pre-enactment or post-enactment net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012. Average borrowings from the Facility for the six months ended December 31, 2012, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
U.S. Large Cap Core Plus Fund	$55,314	4	$2

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for U.S. Large Cap Core Plus Fund.

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

J.P. Morgan Investor Funds
U.S. Dynamic Plus Fund	64.9%

Additionally, U.S. Large Cap Core Plus Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

As of December 31, 2012, substantially all of the U.S. Research Equity Plus Fund’s shares are held by the Advisor.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

As of December 31, 2012, the U.S. Dynamic Plus Fund and U.S. Large Cap Core Plus Fund pledged a significant portion of their assets for securities sold short to Credit Suisse Group for securities sold short and the U.S. Research Equity Plus Fund pledged a significant portion of its assets to BNP Paribas Prime Brokerage Inc. for securities sold short.

56	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012 and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value, December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Dynamic Plus Fund
Class A
Actual	$1,000.00	$1,039.70	$10.28	2.00%
Hypothetical	1,000.00	1,015.12	10.16	2.00
Class C
Actual	1,000.00	1,036.70	12.68	2.47
Hypothetical	1,000.00	1,012.75	12.53	2.47
Select Class
Actual	1,000.00	1,040.90	9.00	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,084.60	12.40	2.36
Hypothetical	1,000.00	1,013.31	11.98	2.36
Class C
Actual	1,000.00	1,081.70	15.01	2.86
Hypothetical	1,000.00	1,010.79	14.50	2.86
Class R2
Actual	1,000.00	1,083.00	13.76	2.62
Hypothetical	1,000.00	1,012.00	13.29	2.62
Class R5
Actual	1,000.00	1,087.00	10.10	1.92
Hypothetical	1,000.00	1,015.53	9.75	1.92
Select Class
Actual	1,000.00	1,085.70	11.15	2.12
Hypothetical	1,000.00	1,014.52	10.76	2.12

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	57

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2012	Ending Account Value, December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Research Equity Plus Fund
Class A
Actual	$1,000.00	$1,078.30	$15.03	2.87%
Hypothetical	1,000.00	1,010.74	14.55	2.87
Class C
Actual	1,000.00	1,076.20	17.48	3.34
Hypothetical	1,000.00	1,008.37	16.91	3.34
Class R2
Actual	1,000.00	1,077.30	16.13	3.08
Hypothetical	1,000.00	1,009.68	15.60	3.08
Class R5
Actual	1,000.00	1,080.50	12.48	2.38
Hypothetical	1,000.00	1,013.21	12.08	2.38
Class R6
Actual	1,000.00	1,081.00	12.27	2.34
Hypothetical	1,000.00	1,013.41	11.88	2.34
Select Class
Actual	1,000.00	1,079.90	13.53	2.58
Hypothetical	1,000.00	1,012.20	13.09	2.58

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

58	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	59

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratios at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information

60	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the U.S. Dynamic Plus Fund’s performance was in the second, second and third quintiles for Class A shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and in the second quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance was in the fourth, first and first quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Research Equity Plus Fund’s performance was in the third quintile for both Class A and Select Class shares for the one-year period ended December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the U.S. Dynamic Plus Fund’s net advisory fee for both Class A and Select Class shares was in the fifth quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee for Class A and Select Class shares was in the fifth and fourth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Research Equity Plus Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	61

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	SAN-PLUS-1212

J.P. Morgan Specialty Funds

Semi-Annual Report

December 31, 2012 (Unaudited)

JPMorgan Alternative Strategies Fund

JPMorgan Alternative Strategies Fund

Semi-Annual Report

December 31, 2012 (Unaudited)

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan Funds

CEO’s Letter (Unaudited)

January 23, 2013

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the six months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. Treasury Yields Remain Low

Yields for U.S. Treasury securities remained at historically low levels throughout the six-month period. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended December 31, 2012.

International Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the six months ended December 31, 2012.

Investment Implications for the U.S. Debt and Deficit Negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

1

JPMorgan Alternative Strategies Fund

Fund Summary

Six Months Ended December 31, 2012 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	2.61%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.07%

Net Assets as of 12/31/2012	$10,336,222

Investment objective** and strategies	The Fund seeks to provide capital appreciation and deliver a return that has a low correlation to U.S. stock and bond markets. The Fund may invest in a broad range of alternative or non-traditional asset classes and strategies which include: market neutral and long/short strategies, commodities, real estate, inflation-protected, high yield (junk bonds), loan assignments and participations (loans) and emerging markets. By allocating its assets across these asset classes and strategies, the Fund seeks to limit volatility in the overall portfolio by controlling the effect of any one asset class or strategy and to provide enhanced risk-adjusted returns. The Fund also seeks to manage inflation risk through its exposure to inflation-protected strategies, commodities and real estate.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Inflation Managed Bond Fund, Select Class Shares	16.0%
2.	JPMorgan Research Market Neutral Fund, Select Class Shares	11.1
3.	Highbridge Statistical Market Neutral Fund, Select Class Shares	11.0
4.	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	10.8
5.	U.S. Treasury Note, 1.625%, 08/15/22	5.5
6.	U.S. Treasury Inflation Indexed Note, 2.000%, 07/15/14	5.2
7.	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	4.3
8.	JPMorgan Floating Rate Income Fund, Select Class Shares	4.1
9.	JPMorgan Emerging Markets Equity Fund, Select Class Shares	3.4
10.	JPMorgan Emerging Economies Fund, Select Class Shares	3.4

PORTFOLIO COMPOSITION BY ASSET CLASS***
Alternative Assets	40.0%
Fixed Income	28.4
U.S. Treasury Obligations	10.8
U.S. Equity	9.0
International Equity	6.8
Money Market	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

2

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION

CLASS A SHARES	7/1/10
Without Sales Charge		2.41%	4.33%	1.07%
With Sales Charge**		(2.20)	(0.38)	(0.78)
CLASS C SHARES	7/1/10
Without CDSC		2.17	3.79	0.57
With CDSC***		1.17	2.79	0.57
CLASS R5 SHARES	7/1/10	2.64	4.79	1.53
SELECT CLASS SHARES	7/1/10	2.61	4.65	1.35

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/1/10 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

3

JPMorgan Alternative Strategies Fund

The Fund commenced operations on July 1, 2010.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Alternative Strategies Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, Consumer Price Index for All Urban Consumers-Seasonally Adjusted, S&P 500 Index and the Barclays U.S. Aggregate Index from July 1, 2010 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500 Index and Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Consumer Price Index (CPI) for All Urban Consumers — Seasonally Adjusted of the Bureau of Labor Statistics (BLS) is a measure of the change in prices of goods and services purchased by urban consumers. Seasonal adjustment removes the effects of recurring seasonal influences from many economic series, including consumer prices. The adjustment process quantifies seasonal patterns and then factors them out of the series to permit analysis of non-seasonal price movements. Changing climactic conditions, production cycles, model changeovers, holidays, and sales can cause seasonal variation in prices. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar-denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 4.2%
	Consumer Discretionary — 2.0%
	Household Durables — 2.0%
1,900	D.R. Horton, Inc.	37,582
1,146	Lennar Corp., Class A	44,316
2,528	PulteGroup, Inc. (a)	45,908
5,598	Standard Pacific Corp. (a)	41,145
1,151	Toll Brothers, Inc. (a)	37,212

	Total Consumer Discretionary	206,163

	Consumer Staples — 0.5%
	Food Products — 0.5%
600	Ralcorp Holdings, Inc. (a)	53,790

	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
84	Copano Energy LLC	2,657
114	Kinder Morgan Management LLC (a)	8,602
230	Linn Energy LLC	8,105
46	NuStar GP Holdings LLC	1,274

	Total Energy	20,638

	Financials — 0.9%
	Real Estate Investment Trusts (REITs) — 0.9%
6,725	Annaly Capital Management, Inc.	94,419

	Industrials — 0.6%
	Machinery — 0.6%
950	Robbins & Myers, Inc.	56,478

	Total Common Stocks (Cost $395,816)	431,488

Master Limited Partnerships — 1.8%
	Energy — 1.8%
	Oil, Gas & Consumable Fuels — 1.8%
30	Access Midstream Partners LP	1,006
20	Alliance Holdings GP LP	952
26	Alliance Resource Partners LP	1,510
93	Boardwalk Pipeline Partners LP	2,316
109	Buckeye Partners LP	4,950
42	DCP Midstream Partners LP	1,753
151	El Paso Pipeline Partners LP	5,582
223	Enbridge Energy Partners LP	6,222
210	Energy Transfer Equity LP	9,551
205	Energy Transfer Partners LP	8,801
706	Enterprise Products Partners LP	35,356
42	EV Energy Partner LP	2,376
59	Genesis Energy LP	2,107
139	Inergy LP	2,528
274	Kinder Morgan Energy Partners LP	21,862

SHARES	SECURITY DESCRIPTION	VALUE($)
	Oil, Gas & Consumable Fuels — Continued
42	Legacy Reserves LP	1,000
296	Magellan Midstream Partners LP	12,784
104	MarkWest Energy Partners LP	5,305
80	Natural Resource Partners LP	1,483
68	NuStar Energy LP	2,889
152	ONEOK Partners LP	8,206
41	PAA Natural Gas Storage LP	781
338	Plains All American Pipeline LP	15,291
71	PVR Partners LP	1,845
155	Regency Energy Partners LP	3,360
46	Spectra Energy Partners LP	1,437
90	Sunoco Logistics Partners LP	4,476
93	Targa Resources Partners LP	3,476
47	TC Pipelines LP	1,897
43	Teekay LNG Partners LP, (Bermuda)	1,625
54	Teekay Offshore Partners LP, (Bermuda)	1,405
58	Western Gas Partners LP	2,763
93	Williams Partners LP	4,525

	Total Energy	181,420

	Utilities — 0.0% (g)
	Gas Utilities — 0.0% (g)
42	AmeriGas Partners LP	1,627
67	Ferrellgas Partners LP	1,129
61	Suburban Propane Partners LP	2,371

	Total Utilities	5,127

	Total Master Limited Partnerships (Cost $170,064)	186,547

Investment Companies — 73.9%
	Alternative Assets — 38.0%
11,554	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (a) (b)	161,402
71,928	Highbridge Statistical Market Neutral Fund, Select Class Shares (a) (b)	1,082,514
10,000	JPMorgan Global Natural Resources Fund, Select Class Shares (b)	112,802
109,679	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a) (b)	1,061,697
8,725	JPMorgan Realty Income Fund, Institutional Class Shares (b)	101,468
72,673	JPMorgan Research Market Neutral Fund, Select Class Shares (a) (b)	1,085,012
2,518	ProShares Ultra Gold (a) †	214,685

SEE NOTES TO FINANCIAL STATEMENTS.

5

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — Continued
	Alternative Assets — Continued
6,310	Security Capital U.S. Core Real Estate Securities Fund, Select Class Shares (b)	103,365

	Total Alternative Assets	3,922,945

	Fixed Income — 26.9%
13,371	JPMorgan Credit Opportunities Fund, Select Class Shares (b)	140,660
12,267	JPMorgan Emerging Markets Debt Fund, Select Class Shares (b)	111,755
40,261	JPMorgan Floating Rate Income Fund, Select Class Shares (b)	402,209
17,378	JPMorgan High Yield Fund, Select Class Shares (b)	141,457
144,916	JPMorgan Inflation Managed Bond Fund, Select Class Shares (b)	1,566,539
35,682	JPMorgan Strategic Income Opportunities Fund, Select Class Shares (b)	422,116

	Total Fixed Income	2,784,736

	International Equity — 6.5%
24,099	JPMorgan Emerging Economies Fund, Select Class Shares (b)	334,013
14,043	JPMorgan Emerging Markets Equity Fund, Select Class Shares (b)	335,639

	Total International Equity	669,652

	U.S. Equity — 2.5%
15,070	JPMorgan Equity Income Fund, Select Class Shares (b)	155,070
4,823	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares (b)	106,690

	Total U.S. Equity	261,760

	Total Investment Companies (Cost $7,460,953)	7,639,093

PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 10.2%
395,000	U.S. Treasury Inflation Indexed Note, 2.000%, 07/15/14	511,506
546,000	U.S. Treasury Note, 1.625%, 08/15/22	542,417

	Total U.S. Treasury Obligations (Cost $1,054,535)	1,053,923

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.7%
	Investment Company — 4.7%
489,184	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $489,184)	489,184

	Total Investments — 94.8% (Cost $9,570,552)	9,800,235
	Other Assets in Excess of Liabilities — 5.2%	535,987

	NET ASSETS — 100.0%	$10,336,222

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or Security Capital Research Management, Incorporated.
(g)	—	Amount rounds to less than 0.1%.
(l)	—	The rate shown is the current yield as of December 31, 2012.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.
†	—	Publicly traded partnership that is not registered under the Investment Company Act of 1940, as amended.

Detailed information about investment portfolios of the affiliated underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as the funds’ website.

SEE NOTES TO FINANCIAL STATEMENTS.

6

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

Alternative Strategies Fund
ASSETS:
Investments in non-affiliates, at value	$1,886,643
Investments in affiliates, at value	7,913,592

Total investment securities, at value	9,800,235
Cash	35,200
Receivables:
Investment securities sold	510,000
Interest and dividends from non-affiliates	10,856
Dividends from affiliates	10,030
Due from Advisor	8,997
Prepaid expenses	5,977

Total Assets	10,381,295

LIABILITIES:
Payables:
Investment securities purchased	9,985
Accrued liabilities:
Shareholder servicing fees	4,045
Distribution fees	43
Custodian and accounting fees	6,236
Audit fees	21,783
Other	2,981

Total Liabilities	45,073

Net Assets	$10,336,222

SEE NOTES TO FINANCIAL STATEMENTS.

7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

Alternative Strategies Fund
NET ASSETS:
Paid-in-Capital	$10,262,494
Accumulated undistributed (distributions in excess of) net investment income	(5,400)
Accumulated net realized gains (losses)	(150,555)
Net unrealized appreciation (depreciation)	229,683

Total Net Assets	$10,336,222

Net Assets:
Class A	$51,364
Class C	50,727
Class R5	51,946
Select Class	10,182,185

Total	$10,336,222

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,405
Class C	3,383
Class R5	3,437
Select Class	674,066

Net Asset Value (a):
Class A — Redemption price per share	$15.08
Class C — Offering price per share (b)	14.99
Class R5 — Offering and redemption price per share	15.11
Select Class — Offering and redemption price per share	15.11
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.79

Cost of investments in non-affiliates	$1,809,221
Cost of investments in affiliates	7,761,331

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Alternative Strategies Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$10,331
Dividend income from affiliates	63,595
Interest income from non-affiliates	5,597
Interest income from affiliates	21

Total investment income	79,544

EXPENSES:
Investment advisory fees	20,623
Administration fees	4,442
Distribution fees:
Class A	64
Class C	190
Shareholder servicing fees:	12,838
Class A	64
Class C	64
Class R5	13
Select Class	12,697
Custodian and accounting fees	19,319
Professional fees	33,368
Trustees’ and Chief Compliance Officer’s fees	25
Printing and mailing costs	5,637
Registration and filing fees	31,825
Transfer agent fees	3,100
Other	3,052

Total expenses	134,483

Less amounts waived	(27,644)
Less expense reimbursements	(70,343)

Net expenses	36,496

Net investment income (loss)	43,048

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(144,417)
Investment in affiliates	58,373
Futures	24,285

Net realized gain (loss)	(61,759)

Distributions of capital gains received from investment company affiliates	21,670

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	150,317
Investments in affiliates	108,216

Change in net unrealized appreciation/depreciation	258,533

Net realized/unrealized gains (losses)	218,444

Change in net assets resulting from operations	261,492

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Alternative Strategies Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$43,048	$96,515
Net realized gain (loss)	(61,759)	(83,436)
Distributions of capital gains received from investment company affiliates	21,670	17,813
Change in net unrealized appreciation/depreciation	258,533	(213,539)

Change in net assets resulting from operations	261,492	(182,647)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(252)	(351)
From net realized gains	(114)	(296)
Class C
From net investment income	(125)	(165)
From net realized gains	(113)	(296)
Class R5
From net investment income	(370)	(581)
From net realized gains	(115)	(297)
Select Class
From net investment income	(62,554)	(94,116)
From net realized gains	(22,466)	(58,440)

Total distributions to shareholders	(86,109)	(154,542)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	86,109	154,542

NET ASSETS:
Change in net assets	261,492	(182,647)
Beginning of period	10,074,730	10,257,377

End of period	$10,336,222	$10,074,730

Accumulated undistributed (distributions in excess of) net investment income	$(5,400)	$14,853

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Alternative Strategies Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Dividends and distributions reinvested	366	647

Change in net assets resulting from Class A capital transactions	$366	$647

Class C
Dividends and distributions reinvested	238	461

Change in net assets resulting from Class C capital transactions	$238	$461

Class R5
Dividends and distributions reinvested	485	878

Change in net assets resulting from Class R5 capital transactions	$485	$878

Select Class
Dividends and distributions reinvested	85,020	152,556

Change in net assets resulting from Select Class capital transactions	$85,020	$152,556

Total change in net assets resulting from capital transactions	$86,109	$154,542

SHARE TRANSACTIONS:
Class A
Reinvested	24	44

Change in Class A Shares	24	44

Class C
Reinvested	16	32

Change in Class C Shares	16	32

Class R5
Reinvested	32	59

Change in Class R5 Shares	32	59

Select Class
Reinvested	5,618	10,348

Change in Select Class Shares	5,618	10,348

SEE NOTES TO FINANCIAL STATEMENTS.

11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)(g)
Alternative Strategies Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$14.83	$0.04	$0.31	$0.35	$(0.07)	$(0.03)	$(0.10)	$15.08	2.41%	$51,364	0.95%	0.59%	2.85%	81%
Year Ended June 30, 2012	15.33	0.11	(0.42)	(0.31)	(0.10)	(0.09)	(0.19)	14.83	(1.99)	50,126	0.82	0.70	2.82	71
July 1, 2010 (h) through June 30, 2011	15.00	(0.01)	0.36	0.35	(0.01)	(0.01)	(0.02)	15.33	2.31	51,162	0.67	(0.09)	3.58	73
Class C
Six Months Ended December 31, 2012 (Unaudited)	14.74	0.01	0.31	0.32	(0.04)	(0.03)	(0.07)	14.99	2.17	50,727	1.45	0.09	3.34	81
Year Ended June 30, 2012	15.26	0.03	(0.41)	(0.38)	(0.05)	(0.09)	(0.14)	14.74	(2.49)	49,630	1.32	0.21	3.32	71
July 1, 2010 (h) through June 30, 2011	15.00	(0.09)	0.36	0.27	— (i)	(0.01)	(0.01)	15.26	1.80	50,907	1.17	(0.59)	4.07	73
Class R5
Six Months Ended December 31, 2012 (Unaudited)	14.85	0.08	0.32	0.40	(0.11)	(0.03)	(0.14)	15.11	2.71	51,946	0.50	1.04	2.39	81
Year Ended June 30, 2012	15.36	0.17	(0.42)	(0.25)	(0.17)	(0.09)	(0.26)	14.85	(1.60)	50,580	0.37	1.16	2.37	71
July 1, 2010 (h) through June 30, 2011	15.00	0.05	0.37	0.42	(0.05)	(0.01)	(0.06)	15.36	2.78	51,391	0.22	0.36	3.12	73
Select Class
Six Months Ended December 31, 2012 (Unaudited)	14.85	0.06	0.32	0.38	(0.09)	(0.03)	(0.12)	15.11	2.61	10,182,185	0.70	0.84	2.60	81
Year Ended June 30, 2012	15.35	0.14	(0.41)	(0.27)	(0.14)	(0.09)	(0.23)	14.85	(1.74)	9,924,394	0.57	0.96	2.57	71
July 1, 2010 (h) through June 30, 2011	15.00	0.02	0.36	0.38	(0.02)	(0.01)	(0.03)	15.35	2.56	10,103,917	0.42	0.16	3.33	73

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

12

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Alternative Strategies Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

The investment objective of the Fund is to seek to provide capital appreciation and deliver a return that has a low correlation to U.S. stock and bond markets.

Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each investment company’s net asset value per share as of the report date. Equity securities, including investments in Exchange Traded Funds, listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a

13

Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$8,746,312	$1,053,923	$—	$9,800,235

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of U.S. Treasury Obligations. Please refer to the SOI for industry and asset class specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2012.

B. Futures Contracts — The Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

14

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2012:

Futures Contracts:
Average Notional Balance Long	$1,736,250	(a)
Ending Notional Balance Long	—
Average Notional Balance Short	497,070	(b)
Ending Notional Balance Short	—

(a)	Average for the period August 1, 2012 through August 31, 2012.
(b)	Average for the period December 1, 2012 through December 31, 2012.

C. Options — The Fund purchases and sells (“writes”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

The table below discloses the volume of the Fund’s options activity during the six months ended December 31, 2012:

Exchange-Traded Options:
Average Number of Contracts Purchased	1	(a)
Ending Number of Contracts Purchased	—

(a)	Average for the period September 1, 2012 through November 30, 2012.

D. Summary of Derivatives Information — The following table presents the effect of derivatives on the Statement of Operations for the six months ended December 31, 2012, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Options	Futures Contracts	Total
Equity Contracts	$(806)	$24,285	$23,479

The Fund’s derivative contracts are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America. There were no derivative contracts held at December 31, 2012.

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E. Investment Transactions with Affiliates — The Fund invests in Underlying Funds advised by JPMIM or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized gains, if any, by the Underlying Funds:

	For the six months ended December 31, 2012
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain(Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$196,092	$215,600	$216,000	$(32,425)	$—	11,554	$161,402
Highbridge Statistical Market Neutral Fund, Select Class Shares	1,082,268	434,920	450,000	(21,100)	—	71,928	1,082,514
JPMorgan Credit Opportunities Fund, Select Class Shares	159,390	87,042	109,920	1,587	2,542	13,371	140,660
JPMorgan Emerging Economies Fund, Select Class Shares	193,910	716,365	604,000	5,052	3,864	24,099	334,013
JPMorgan Emerging Markets Debt Fund, Select Class Shares	423,040	229,781	564,000	29,975	4,881	12,267	111,755
JPMorgan Emerging Markets Equity Fund, Select Class Shares	—	358,922	30,000	540	1,922	14,043	335,639
JPMorgan Equity Income Fund, Select Class Shares	301,185	118,442	278,800	7,339	4,127	15,070	155,070
JPMorgan Floating Rate Income Fund, Select Class Shares	423,397	338,524	370,920	5,832	11,090	40,261	402,209
JPMorgan Global Natural Resources Fund, Select Class Shares	112,015	137,415	154,920	(10,680)	2,115	10,000	112,802
JPMorgan High Yield Fund, Select Class Shares	425,259	335,465	634,920	19,780	9,260	17,378	141,457
JPMorgan Inflation Managed Bond Fund, Select Class Shares	1,557,081	391,850	400,000	17,183	11,555	144,916	1,566,539
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	1,087,866	434,920	450,000	188	—	109,679	1,061,697
JPMorgan Prime Money Market Fund, Institutional Class Shares	636,206	4,555,322	4,702,344	—	455	489,184	489,184
JPMorgan Realty Income Fund, Institutional Class Shares	289,688	258,843	449,920	41,423	1,208	8,725	101,468
JPMorgan Research Market Neutral Fund, Select Class Shares	1,063,889	434,920	450,000	(25,653)	—	72,673	1,085,012
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	106,208	309,958	—	118	6,641	35,682	422,116
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	399,884	228,040	536,000	39,432	1,270	4,823	106,690
Security Capital U.S. Core Real Estate Securities Fund, Select Class Shares	105,169	60,871	61,000	1,452	2,665	6,310	103,365

Total	$8,562,547			$80,043	$63,595		$7,913,592

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

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G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class.

The Fund bears a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2012, the annualized effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2012, the Distributor did not retain a front-end sales charge or CDSC.

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D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that the total annual operating expenses of the Fund and Underlying Funds (excluding dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan incurred by the Fund and any Underlying Fund and acquired fund fees incurred by an Underlying Fund) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.75%	2.25%	1.30%	1.50%

The expense limitation agreements were in effect for the six months ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013.

For the six months ended December 31, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$20,623	$4,442	$2,579	$27,644	$70,343

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Distributor has agreed to waive the Fund’s fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the affiliated Underlying Funds. These waivers will be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s shareholder servicing fee up to 0.25% of Class A, Class C and Select Class Shares and up to 0.05% of Class R5 Shares.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

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The Fund may use related party broker-dealers. For the six months ended December 31, 2012, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$5,752,216	$6,559,962	$1,855,325	$1,356,750

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$9,570,552	$282,437	$52,754	$229,683

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after June 30, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the Fund did not have any post-enactment or pre-enactment net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

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The Fund’s shares are currently held by the Fund’s Advisor.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies, including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

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SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including the expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value, December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Alternative Strategies Fund
Class A
Actual	$1,000.00	$1,024.10	$4.85	0.95%
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class C
Actual	1,000.00	1,021.70	7.39	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class R5
Actual	1,000.00	1,027.10	2.55	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Select Class
Actual	1,000.00	1,026.10	3.57	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. In addition, the Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds in which the Fund invests (“underlying J.P. Morgan Funds”), considered and reviewed performance and other information of the underlying J.P. Morgan Funds received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s and the underlying J.P. Morgan Funds’ performance compared to the performance of their peers and benchmarks and analyses by the Advisor of the Fund’s and the underlying J.P. Morgan Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Fund and the underlying J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

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In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings (including with respect to the underlying J.P. Morgan Funds), as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

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Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund including the benefits received by the Advisor and its affiliates in connection with the Fund’s investments in the underlying J.P. Morgan Funds. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities in certain of the underlying J.P. Morgan Funds that invest primarily in U.S. equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Trustees also considered that JPMFM, JPMDS and JPMCB receive fees for providing services to the underlying J.P. Morgan Funds.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s

24

methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Alternative Strategies Fund’s performance was in the third quintile for both Class A and Select Class shares for the one -year period ended December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund (“Universe Group”). The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also considered that the Advisor, Administrator and Distributor, as part of the current fee waiver and/or expense reimbursement arrangements, had agreed to cap expenses of the Fund including certain expenses of the Underlying Funds. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fee was for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the underlying funds in which the Fund invests.

25

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

Semi-Annual Report

J.P. Morgan Funds

December 31, 2012 (Unaudited)

JPMorgan Diversified Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2013

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the six months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. treasury yields remain low

Yields for U.S. Treasury securities remained at historically low levels throughout the six-month period. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended December 31, 2012.

International stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the six months ended December 31, 2012.

Investment implications for the U.S. debt and deficit negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	J.P. MORGAN FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Reporting Period Return:
Fund (Institutional Class Shares)*	8.05%
S&P 500 Index[1]	5.95%
MSCI World Index (net of foreign withholding taxes)[2]	9.36%
Diversified Composite Benchmark[3]	6.30%

Net Assets as of 12/31/2012 (In Thousands)	$780,756

INVESTMENT OBJECTIVE**

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKET PERFORM?

Despite lingering concerns about Europe, continued regulatory uncertainty, slower growth in China and political gridlock in the U.S., equities in most parts of the world achieved strong gains for the six months ended December 31, 2012. Stocks rallied as monetary authorities world-wide launched a series of initiatives designed to stimulate growth and the U.S. economy continued to show signs of improving. The European Central Bank (“ECB”) committed to doing whatever it took to preserve the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. In the U.S., the Federal Reserve continued to ease even as the housing market showed signs of recovery and the employment picture continued to improve, albeit gradually. Chinese policy-makers reversed gears, adopting a more pro-growth stance and, by year-end, data suggested that the world’s second largest economy was once again picking up. The Bank of Japan embarked on a major asset purchase program and the market saw a new pro-growth government come into power late in the year.

In the end, the MSCI World Index (net of foreign withholding taxes) returned 9.36% for the six months ended December 31, 2012. U.S. stocks, as measured by the S&P 500 Index, returned 5.95% and underperformed international stocks during the reporting period. U.S. bonds, as measured by the Barclays U.S. Aggregate Index gained 1.80% during the same period. High yield and emerging market debt securities performed strongly as investors continued to search for yield given the low levels of interest rates.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund invests in a mix of domestic, international, and emerging market equities and fixed income securities. To better reflect this broad range of asset classes, the Fund changed its primary benchmark from the S&P 500 Index, which is comprised solely of U.S. equities, to the MSCI World Index (net of foreign withholding taxes), which is made up of U.S. and international equities. The composite benchmark was also adjusted to reflect the change to the Fund’s primary benchmark. These changes were effective October 31, 2012. The Fund underperformed the MSCI World Index (net of foreign withholding taxes) as global equities significantly outperformed U.S. fixed income securities during the six months ended December 31, 2012. The Fund outperformed the S&P 500 Index as international and emerging markets stocks outperformed U.S. equities during the reporting period.

Based on their view of market conditions and valuations, the Fund’s portfolio managers implement overweight and underweight positions versus the targeted weights of the Fund’s long-term strategic asset allocation. During the reporting period, these tactical short-term adjustments, mainly the Fund’s overweight of equities versus fixed income securities, contributed to the Fund’s relative performance versus the composite benchmark. The Fund’s overweight of international equities also contributed to relative performance versus the composite benchmark. International equities rallied as investors reacted positively to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries. The Fund’s underweight of U.S. small-cap equities and overweight of U.S. large cap stocks detracted from the Fund’s relative performance versus the composite benchmark.

HOW WAS THE FUND POSITIONED?

The Fund targets a long-term strategic asset allocation consisting of the following asset classes: U.S. large-cap equity, U.S. small-cap equity, real estate investment trusts (REITs), international equity (including emerging markets equities) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-term tactical adjustments.

During the reporting period, the Fund’s portfolio managers preferred high yield bonds among fixed income securities, as they believed that this area of the fixed-income market was attractively valued from a risk/return perspective. The Fund also had an opportunistic allocation to non-agency mortgage-backed securities. Among equities, the Fund was overweight international and U.S. large cap stocks. The Fund used futures to more easily implement the Fund’s portfolio managers’ short-to-intermediate-term tactical asset allocation views. The Fund also employed futures and currency forwards to help manage cash flows and bring the Fund’s currency exposure closer in line with its U.S. dollar-denominated benchmarks.

1	The Fund’s former benchmark
2	The Fund’s current benchmark
3	Effective October 31, 2012, the constitution of the Fund’s Composite Benchmark changed from S&P 500 Index (60%) and Barclays U.S. Aggregate Index (40%) to MSCI World Index (net of foreign withholding taxes) (60%) and Barclays U.S. Aggregate Index (40%). The return shown is for the MSCI World Index (net of foreign withholding taxes) (60%) and Barclays U.S. Aggregate Index (40%) for the six months ended December 31, 2012.

2	J.P. MORGAN FUNDS	DECEMBER 31, 2012

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	5.5%
2.	JPMorgan Mid Cap Core Fund, Class R6 Shares	2.8
3.	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2.1
4.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2.1
5.	JPMorgan Realty Income Fund, Institutional Class Shares	2.1
6.	Apple, Inc.	1.5
7.	U.S. Treasury Notes, 4.750%, 05/15/14	1.1
8.	U.S. Treasury Notes, 1.000%, 11/30/19	1.0
9.	JPMorgan International Realty Fund, Class R5 Shares	1.0
10.	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Investment Companies	16.4%
Financials	13.1
Information Technology	9.4
Consumer Discretionary	9.2
U.S. Treasury Obligations	7.3
Industrials	6.7
Health Care	6.5
Energy	6.2
Collateralized Mortgage Obligations	6.1
Consumer Staples	4.7
Materials	3.3
Asset-Backed Securities	2.9
Utilities	2.1
Telecommunication Services	1.5
Others (each less than 1.0%)	1.6
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/24/03
Without Sales Charge		7.77%	15.53%	3.94%	7.08%
With Sales Charge**		2.94	10.35	2.99	6.59
CLASS B SHARES	3/24/03
Without CDSC		7.55	15.01	3.43	6.62
With CDSC***		2.55	10.01	3.07	6.62
CLASS C SHARES	3/24/03
Without CDSC		7.52	15.01	3.41	6.52
With CDSC****		6.52	14.01	3.41	6.52
INSTITUTIONAL CLASS SHARES	9/10/93	8.05	16.10	4.46	7.63
SELECT CLASS SHARES	9/10/01	7.93	15.81	4.22	7.37

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class A, Class B, and Class C Shares prior to their inception are calculated using the historical expenses of the Select Class Shares. During this period, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, the MSCI World Index, the S&P 500 Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index, S&P 500 Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Diversified Composite Benchmark is comprised of the MSCI World Index (60%) and the Barclays U.S. Aggregate Index (40%). The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Fund’s primary benchmark changed from the S&P 500 Index to the MSCI World Index because the Advisor believes the new benchmark better reflects the Fund’s investment strategy and asset allocation. The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	DECEMBER 31, 2012

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 55.7%
	Consumer Discretionary — 8.3%
	Auto Components — 0.4%
5	Continental AG, (Germany)	598
2	Cooper Tire & Rubber Co.	43
2	Dana Holding Corp.	27
3	Delphi Automotive plc, (United Kingdom) (a)	114
5	Goodyear Tire & Rubber Co. (The) (a)	72
1	Hyundai Mobis, (South Korea) (a)	282
64	Johnson Controls, Inc.	1,979
3	Spartan Motors, Inc.	15

		3,130

	Automobiles — 1.2%
260	Astra International Tbk PT, (Indonesia)	206
230	Dongfeng Motor Group Co., Ltd., (China), Class H	362
36	Ford Motor Co.	466
75	General Motors Co. (a)	2,165
77	Great Wall Motor Co., Ltd., (China), Class H	246
9	Harley-Davidson, Inc.	434
47	Honda Motor Co., Ltd., (Japan)	1,744
3	Hyundai Motor Co., (South Korea) (a)	590
7	Kia Motors Corp., (South Korea) (a)	393
82	Nissan Motor Co., Ltd., (Japan)	775
14	Tata Motors Ltd., (India), ADR	390
11	Tesla Motors, Inc. (a)	357
19	Toyota Motor Corp., (Japan)	864
70	UMW Holdings Bhd, (Malaysia)	273

		9,265

	Distributors — 0.1%
8	Genuine Parts Co.	496
16	Imperial Holdings Ltd., (South Africa)	381

		877

	Diversified Consumer Services — 0.1%
3	Coinstar, Inc. (a)	140
8	H&R Block, Inc.	147
1	Mac-Gray Corp.	10
2	Regis Corp.	36

		333

	Hotels, Restaurants & Leisure — 1.0%
12	Accor S.A., (France)	419
6	Ameristar Casinos, Inc.	150
18	Apollo Global Management LLC, Class A	315
3	Bally Technologies, Inc. (a)	130
1	Biglari Holdings, Inc. (a)	195
1	Bloomin’ Brands, Inc. (a)	11
4	Brinker International, Inc.	130

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hotels, Restaurants & Leisure — Continued
4		Carnival Corp.	160
1		CEC Entertainment, Inc.	36
—	(h)	DineEquity, Inc. (a)	7
37		InterContinental Hotels Group plc, (United Kingdom)	1,029
2		Interval Leisure Group, Inc.	41
7		Kangwon Land, Inc., (South Korea) (a)	188
11		Las Vegas Sands Corp.	500
11		Marriott International, Inc., Class A	406
4		McDonald’s Corp.	317
—	(h)	Multimedia Games Holding Co., Inc. (a)	3
2		Red Robin Gourmet Burgers, Inc. (a)	71
28		Royal Caribbean Cruises Ltd.	963
188		Sands China Ltd., (China)	839
1		Six Flags Entertainment Corp.	73
145		SJM Holdings Ltd., (Hong Kong)	342
11		Sodexo, (France)	904
2		Sonic Corp. (a)	22
8		Town Sports International Holdings, Inc.	85
3		Wyndham Worldwide Corp.	154
8		Yum! Brands, Inc.	507

			7,997

		Household Durables — 0.3%
7		American Greetings Corp., Class A	113
30		Arcelik AS, (Turkey)	193
4		Blyth, Inc.	65
12		Brookfield Residential Properties, Inc., (Canada) (a)	208
2		CSS Industries, Inc.	38
19		Electrolux AB, (Sweden), Series B,	503
8		Ez Tec Empreendimentos e Participacoes S.A., (Brazil)	94
3		Jarden Corp. (a)	150
6		Leggett & Platt, Inc.	150
5		Lennar Corp., Class A	178
3		Lifetime Brands, Inc.	31
—	(h)	NACCO Industries, Inc., Class A	18
1		Newell Rubbermaid, Inc.	21
—	(h)	NVR, Inc. (a)	427
15		PulteGroup, Inc. (a)	281
298		Skyworth Digital Holdings Ltd., (Hong Kong)	156

			2,626

		Internet & Catalog Retail — 0.5%
9		Amazon.com, Inc. (a)	2,185
15		Expedia, Inc.	948

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Internet & Catalog Retail — Continued
—	(h)	Kayak Software Corp. (a)	4
5		Overstock.com, Inc. (a)	75
6		PetMed Express, Inc.	61
1		priceline.com, Inc. (a)	373

			3,646

		Leisure Equipment & Products — 0.0% (g)
2		Arctic Cat, Inc. (a)	64
3		Brunswick Corp.	93

			157

		Media — 1.8%
27		Belo Corp., Class A	208
53		CBS Corp. (Non-Voting), Class B	2,026
20		Clear Channel Outdoor Holdings, Inc., Class A (a)	139
38		Comcast Corp., Class A	1,431
19		DIRECTV (a)	969
16		DISH Network Corp., Class A	593
25		Entercom Communications Corp., Class A (a)	172
12		Gannett Co., Inc.	211
3		Journal Communications, Inc., Class A (a)	16
6		Nexstar Broadcasting Group, Inc., Class A (a)	60
35		Pearson plc, (United Kingdom)	674
5		Scholastic Corp.	133
—	(h)	Shutterstock, Inc. (a)	10
10		Sinclair Broadcast Group, Inc., Class A	129
21		Time Warner Cable, Inc.	2,047
79		Time Warner, Inc.	3,790
7		Viacom, Inc., Class B	359
15		Walt Disney Co. (The)	739
45		WPP plc, (Ireland)	653

			14,359

		Multiline Retail — 0.6%
3		Bon-Ton Stores, Inc. (The)	31
5		Dillard’s, Inc., Class A	385
18		Kohl’s Corp.	761
18		Macy’s, Inc.	689
66		Marks & Spencer Group plc, (United Kingdom)	413
—	(h)	Nordstrom, Inc.	25
3		PPR, (France)	568
3		Saks, Inc. (a)	32
25		Target Corp.	1,485

			4,389

		Specialty Retail — 1.4%
2		ANN, Inc. (a)	78
1		Ascena Retail Group, Inc. (a)	9

SHARES		SECURITY DESCRIPTION	VALUE($)

		Specialty Retail — Continued
4		AutoZone, Inc. (a)	1,329
6		Bed Bath & Beyond, Inc. (a)	341
428		Belle International Holdings Ltd., (Hong Kong)	946
4		Brown Shoe Co., Inc.	73
9		Conn’s, Inc. (a)	276
1		Five Below, Inc. (a)	26
5		Gap, Inc. (The)	140
—	(h)	Group 1 Automotive, Inc.	18
57		Home Depot, Inc. (The)	3,505
3		Inditex S.A., (Spain)	408
118		Kingfisher plc, (United Kingdom)	551
23		Lowe’s Cos., Inc.	810
3		Nitori Holdings Co., Ltd., (Japan)	220
7		PetSmart, Inc.	491
—	(h)	Rent-A-Center, Inc.	14
—	(h)	Restoration Hardware Holdings, Inc. (a)	7
8		Ross Stores, Inc.	414
1		Tilly’s, Inc., Class A (a)	9
22		TJX Cos., Inc.	951
11		Williams-Sonoma, Inc.	473

			11,089

		Textiles, Apparel & Luxury Goods — 0.9%
30		Burberry Group plc, (United Kingdom)	612
16		Cie Financiere Richemont S.A., (Switzerland), Class A	1,282
8		Coach, Inc.	456
11		Fifth & Pacific Cos., Inc. (a)	142
15		Hanesbrands, Inc. (a)	523
6		Jones Group, Inc. (The)	70
3		Lululemon Athletica, Inc., (Canada) (a)	242
4		LVMH Moet Hennessy Louis Vuitton S.A., (France)	757
12		Michael Kors Holdings Ltd., (Hong Kong) (a)	617
166		Pou Chen Corp., (Taiwan)	175
1		PVH Corp.	89
9		V.F. Corp.	1,344
9		Wolverine World Wide, Inc.	370

			6,679

		Total Consumer Discretionary	64,547

		Consumer Staples — 4.1%
		Beverages — 0.9%
10		Anheuser-Busch InBev N.V., (Belgium)	863
3		Carlsberg A/S, (Denmark), Class B	287
48		Coca-Cola Co. (The)	1,730
4		Coca-Cola Enterprises, Inc.	129

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	DECEMBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Beverages — Continued
4		Constellation Brands, Inc., Class A (a)	150
4		Diageo plc, (United Kingdom), ADR	501
11		Dr. Pepper Snapple Group, Inc.	467
3		Molson Coors Brewing Co., Class B	133
19		PepsiCo, Inc.	1,308
5		Pernod-Ricard S.A., (France)	550
16		SABMiller plc, (United Kingdom)	747

			6,865

		Food & Staples Retailing — 0.4%
—	(h)	Arden Group, Inc., Class A	27
27		Clicks Group Ltd., (South Africa)	208
12		CVS Caremark Corp.	597
132		Rite Aid Corp. (a)	180
13		SUPERVALU, Inc.	32
110		Tesco plc, (United Kingdom)	605
25		Walgreen Co.	919
9		Wal-Mart Stores, Inc.	587

			3,155

		Food Products — 1.4%
16		Archer-Daniels-Midland Co.	448
30		AVI Ltd., (South Africa)	209
2		B&G Foods, Inc.	57
1		Campbell Soup Co.	42
280		Chaoda Modern Agriculture Holdings Ltd., (Hong Kong) (a) (i)	—
293		Charoen Pokphand Foods PCL, (Thailand)	324
5		ConAgra Foods, Inc.	139
31		Dean Foods Co. (a)	509
23		General Mills, Inc.	926
2		JM Smucker Co. (The)	129
6		Kellogg Co.	357
13		Kraft Foods Group, Inc.	609
5		M. Dias Branco S.A., (Brazil)	180
61		Mondelez International, Inc., Class A	1,545
35		Nestle S.A., (Switzerland)	2,283
7		Smart Balance, Inc. (a)	92
95		Thai Union Frozen Products PCL, (Thailand)	225
11		Tiger Brands Ltd., (South Africa)	413
2		Tyson Foods, Inc., Class A	35
56		Unilever N.V., (Netherlands), CVA	2,140
2		WhiteWave Foods Co., Class A (a)	25

			10,687

		Household Products — 0.5%
—	(h)	Clorox Co. (The)	25

SHARES		SECURITY DESCRIPTION	VALUE($)

		Household Products — Continued
3		Colgate-Palmolive Co.	353
5		Energizer Holdings, Inc.	397
4		Kimberly-Clark Corp.	359
38		Procter & Gamble Co. (The)	2,574

			3,708

		Personal Products — 0.0% (g)
5		Herbalife Ltd., (Cayman Islands)	152
3		Nu Skin Enterprises, Inc., Class A	122
4		Prestige Brands Holdings, Inc. (a)	74
1		USANA Health Sciences, Inc. (a)	43

			391

		Tobacco — 0.9%
3		Altria Group, Inc.	85
37		British American Tobacco plc, (United Kingdom)	1,868
17		Imperial Tobacco Group plc, (United Kingdom)	663
55		Japan Tobacco, Inc., (Japan)	1,554
4		KT&G Corp., (South Korea) (a)	296
28		Philip Morris International, Inc.	2,326
5		Universal Corp.	240

			7,032

		Total Consumer Staples	31,838

		Energy — 5.6%
		Energy Equipment & Services — 0.9%
7		Baker Hughes, Inc.	272
18		Cal Dive International, Inc. (a)	31
7		Cameron International Corp. (a)	399
1		Dresser-Rand Group, Inc. (a)	67
7		Dril-Quip, Inc. (a)	518
11		Ensco plc, (United Kingdom), Class A	667
4		Forum Energy Technologies, Inc. (a)	89
14		Halliburton Co.	493
9		Helix Energy Solutions Group, Inc. (a)	176
2		ION Geophysical Corp. (a)	12
10		National Oilwell Varco, Inc.	713
1		Noble Corp., (Switzerland)	33
9		Oceaneering International, Inc.	481
—	(h)	Parker Drilling Co. (a)	2
15		Petrofac Ltd., (United Kingdom)	402
32		Schlumberger Ltd.	2,228
1		Superior Energy Services, Inc. (a)	30
5		Technip S.A., (France)	527

			7,140

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Oil, Gas & Consumable Fuels — 4.7%
9		Anadarko Petroleum Corp.	674
1		Apache Corp.	107
113		BG Group plc, (United Kingdom)	1,882
25		Cheniere Energy, Inc. (a)	465
24		Chevron Corp.	2,573
186		China Shenhua Energy Co., Ltd., (China), Class H	831
—	(h)	Clayton Williams Energy, Inc. (a)	12
3		Cloud Peak Energy, Inc. (a)	48
705		CNOOC Ltd., (China)	1,553
24		Coal India Ltd., (India)	155
11		Concho Resources, Inc. (a)	881
16		ConocoPhillips	929
—	(h)	Contango Oil & Gas Co.	17
6		Delek U.S. Holdings, Inc.	144
8		Denbury Resources, Inc. (a)	122
19		Devon Energy Corp.	963
1		Diamondback Energy, Inc. (a)	17
30		Dragon Oil plc, (United Arab Emirates)	270
19		Energen Corp.	864
10		EOG Resources, Inc.	1,266
8		EPL Oil & Gas, Inc. (a)	183
14		Exxaro Resources Ltd., (South Africa)	284
59		Exxon Mobil Corp.	5,139
—	(h)	Isramco, Inc. (a)	10
11		KazMunaiGas Exploration Production JSC, (Kazakhstan), Reg. S, GDR	197
37		Kinder Morgan, Inc.	1,293
9		Lukoil OAO, (Russia), ADR	608
10		Marathon Oil Corp.	296
6		Marathon Petroleum Corp.	401
12		NuStar GP Holdings LLC	324
33		Occidental Petroleum Corp.	2,512
50		Oil & Natural Gas Corp., Ltd., (India)	247
6		PBF Energy, Inc. (a)	162
2		Peabody Energy Corp.	50
394		PetroChina Co., Ltd., (China), Class H	568
14		Petroleo Brasileiro S.A., (Brazil), ADR	266
5		PetroQuest Energy, Inc. (a)	23
15		Phillips 66	816
41		PTT PCL, (Thailand)	434
11		QEP Resources, Inc.	342
7		Range Resources Corp.	425
94		Royal Dutch Shell plc, (Netherlands), Class A	3,224
2		SK Innovation Co., Ltd., (South Korea) (a)	318
12		Southwestern Energy Co. (a)	408
3		Stone Energy Corp. (a)	53

SHARES		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — Continued
1		Swift Energy Co. (a)	21
9		Tatneft OAO, (Russia), ADR	412
14		Teekay Corp., (Bermuda)	437
2		Tesoro Corp.	84
20		Total S.A., (France)	1,048
51		Tullow Oil plc, (United Kingdom)	1,053
9		VAALCO Energy, Inc. (a)	78
10		Valero Energy Corp.	343
9		W&T Offshore, Inc.	139
6		Western Refining, Inc.	175
—	(h)	Westmoreland Coal Co. (a)	2
18		Williams Cos., Inc. (The)	581

			36,729

		Total Energy	43,869

		Financials — 10.7%
		Capital Markets — 1.2%
1		Affiliated Managers Group, Inc. (a)	156
12		American Capital Ltd. (a)	148
24		Ameriprise Financial, Inc.	1,498
43		Charles Schwab Corp. (The)	618
46		Credit Suisse Group AG, (Switzerland) (a)	1,126
1		Federated Investors, Inc., Class B	28
13		Goldman Sachs Group, Inc. (The)	1,708
51		ICAP plc, (United Kingdom)	258
51		Invesco Ltd.	1,341
9		Investment Technology Group, Inc. (a)	77
—	(h)	Janus Capital Group, Inc.	3
12		Legg Mason, Inc.	298
33		Morgan Stanley	634
6		Northern Trust Corp.	316
4		State Street Corp.	206
7		T. Rowe Price Group, Inc.	475
28		TD Ameritrade Holding Corp.	463

			9,353

		Commercial Banks — 4.2%
1		1st Source Corp.	27
31		Australia & New Zealand Banking Group Ltd., (Australia)	803
302		Bank of America Corp.	3,508
3		BancFirst Corp.	110
41		Banco Bilbao Vizcaya Argentaria S.A., (Spain)	381
6		BancorpSouth, Inc.	81
1		Banner Corp.	37
147		Barclays plc, (United Kingdom)	638
2		BBCN Bancorp, Inc.	22

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	DECEMBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Commercial Banks — Continued
8		BNP Paribas S.A., (France)	473
2		Cathay General Bancorp	43
1		Chemical Financial Corp.	19
1,448		China Construction Bank Corp., (China), Class H	1,183
123		China Merchants Bank Co., Ltd., (China), Class H	277
364		China Minsheng Banking Corp., Ltd., (China), Class H	428
2		CIT Group, Inc. (a)	96
—	(h)	Citizens & Northern Corp.	6
3		City Holding Co.	91
4		City National Corp.	173
2		CoBiz Financial, Inc.	13
4		Comerica, Inc.	134
21		Commercial International Bank Egypt SAE, (Egypt)	111
10		CVB Financial Corp.	101
17		DGB Financial Group, Inc., (South Korea) (a)	234
4		East West Bancorp, Inc.	95
15		Fifth Third Bancorp	232
—	(h)	Financial Institutions, Inc.	4
16		First Commonwealth Financial Corp.	107
1		First Financial Bancorp	20
1		First Interstate Bancsystem, Inc.	17
1		First Merchants Corp.	9
7		First Republic Bank	233
4		FNB Corp.	39
12		HDFC Bank Ltd., (India), ADR	469
1		Heartland Financial USA, Inc.	31
284		HSBC Holdings plc, (United Kingdom)	3,009
6		Huntington Bancshares, Inc.	37
1,790		Industrial & Commercial Bank of China Ltd., (China), Class H	1,292
64		Kasikornbank PCL, (Thailand), NVDR	405
383		Krung Thai Bank PCL, (Thailand)	250
13		M&T Bank Corp.	1,276
1		MainSource Financial Group, Inc.	18
1		MetroCorp Bancshares, Inc. (a)	11
165		Mitsubishi UFJ Financial Group, Inc., (Japan)	892
11		National Bank Holdings Corp., Class A	201
1		OmniAmerican Bancorp, Inc. (a)	16
6		Oriental Financial Group, Inc.	84
14		OTP Bank plc, (Hungary)	272
2		PacWest Bancorp	40
8		PNC Financial Services Group, Inc.	444
20		Powszechna Kasa Oszczednosci Bank Polski S.A., (Poland)	245

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
45	Sberbank of Russia, (Russia), ADR	566
1	Sierra Bancorp	15
2	Simmons First National Corp., Class A	41
6	Southwest Bancorp, Inc. (a)	66
73	Standard Chartered plc, (United Kingdom)	1,899
1	StellarOne Corp.	8
3	Suffolk Bancorp (a)	43
22	Sumitomo Mitsui Financial Group, Inc., (Japan)	791
15	SunTrust Banks, Inc.	425
4	Susquehanna Bancshares, Inc.	37
1	SVB Financial Group (a)	34
32	Swedbank AB, (Sweden), Class A	625
6	TCF Financial Corp.	69
81	Turkiye Garanti Bankasi AS, (Turkey)	424
22	Turkiye Halk Bankasi AS, (Turkey)	213
96	Turkiye Is Bankasi, (Turkey), Class C	333
37	U.S. Bancorp	1,196
1	UMB Financial Corp.	31
195	Wells Fargo & Co.	6,661
2	West Bancorp, Inc.	17
4	Westamerica Bancorp	158
4	Wilshire Bancorp, Inc. (a)	22
30	Woori Finance Holdings Co., Ltd., (South Korea) (a)	334

		32,745

	Consumer Finance — 0.4%
16	American Express Co.	897
17	Capital One Financial Corp.	960
91	Compartamos S.A.B. de C.V., (Mexico)	129
6	DFC Global Corp. (a)	108
13	Discover Financial Services	505
3	Nelnet, Inc., Class A	74
1	Portfolio Recovery Associates, Inc. (a)	64
2	World Acceptance Corp. (a)	172

		2,909

	Diversified Financial Services — 0.9%
37	African Bank Investments Ltd., (South Africa)	141
76	Citigroup, Inc.	3,026
34	CME Group, Inc.	1,729
13	Deutsche Boerse AG, (Germany)	783
67	ING Groep N.V., (Netherlands), CVA (a)	636
2	IntercontinentalExchange, Inc. (a)	233
3	Marlin Business Services Corp.	54
13	Moody’s Corp.	638

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Diversified Financial Services — Continued
4		PHH Corp. (a)	93

			7,333

		Insurance — 2.7%
33		ACE Ltd., (Switzerland)	2,664
2		Alleghany Corp. (a)	551
11		Allianz SE, (Germany)	1,512
3		Allied World Assurance Co. Holdings AG, (Switzerland)	236
9		Allstate Corp. (The)	375
7		American Equity Investment Life Holding Co.	87
36		American International Group, Inc. (a)	1,287
13		Amtrust Financial Services, Inc.	379
1		Aspen Insurance Holdings Ltd., (Bermuda)	19
2		Assurant, Inc.	60
32		AXA S.A., (France)	580
9		Axis Capital Holdings Ltd., (Bermuda)	319
—	(h)	Berkshire Hathaway, Inc., Class A (a)	670
2		Berkshire Hathaway, Inc., Class B (a)	165
10		CNO Financial Group, Inc.	94
—	(h)	Dai-ichi Life Insurance Co., Ltd. (The), (Japan)	432
1		EMC Insurance Group, Inc.	12
6		Endurance Specialty Holdings Ltd., (Bermuda)	246
2		Everest Re Group Ltd., (Bermuda)	169
34		Hartford Financial Services Group, Inc.	770
4		Hyundai Marine & Fire Insurance Co., Ltd., (South Korea)	112
6		Lincoln National Corp.	156
29		Loews Corp.	1,166
2		Meadowbrook Insurance Group, Inc.	11
46		MetLife, Inc.	1,499
1		Navigators Group, Inc. (The) (a)	56
76		Old Mutual plc, (United Kingdom)	220
22		Old Republic International Corp.	234
8		OneBeacon Insurance Group Ltd., Class A	106
93		Ping An Insurance Group Co. of China Ltd., (China), Class H	789
2		Platinum Underwriters Holdings Ltd., (Bermuda)	108
2		ProAssurance Corp.	93
5		Protective Life Corp.	137
13		Prudential Financial, Inc.	675
111		Prudential plc, (United Kingdom)	1,587
2		RenaissanceRe Holdings Ltd., (Bermuda)	138
1		Stewart Information Services Corp.	21
9		Swiss Re AG, (Switzerland) (a)	655
9		Travelers Cos., Inc. (The)	632
21		Unum Group	435

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — Continued
1		Validus Holdings Ltd., (Bermuda)	17
4		W.R. Berkley Corp.	166
6		Willis Group Holdings plc, (United Kingdom)	211
3		Zurich Insurance Group AG, (Switzerland) (a)	857

			20,708

		Real Estate Investment Trusts (REITs) — 0.7%
6		Agree Realty Corp.	152
24		Annaly Capital Management, Inc.	333
10		Anworth Mortgage Asset Corp.	58
3		Apartment Investment & Management Co., Class A	76
1		Ashford Hospitality Trust, Inc.	10
—	(h)	Associated Estates Realty Corp.	6
1		AvalonBay Communities, Inc.	122
1		BioMed Realty Trust, Inc.	23
—	(h)	Boston Properties, Inc.	11
12		Capstead Mortgage Corp.	132
15		CBL & Associates Properties, Inc.	320
8		Coresite Realty Corp.	219
24		Cousins Properties, Inc.	198
4		CYS Investments, Inc.	41
6		DCT Industrial Trust, Inc.	36
10		DiamondRock Hospitality Co.	86
2		Digital Realty Trust, Inc.	119
7		Duke Realty Corp.	97
1		EastGroup Properties, Inc.	65
1		Equity Lifestyle Properties, Inc.	77
13		Excel Trust, Inc.	163
4		Extra Space Storage, Inc.	138
1		First Industrial Realty Trust, Inc. (a)	13
12		General Growth Properties, Inc.	238
111		Goodman Group, (Australia)	506
2		HCP, Inc.	81
3		Highwoods Properties, Inc.	99
1		Home Properties, Inc.	80
7		Hospitality Properties Trust	157
6		Host Hotels & Resorts, Inc.	91
1		LaSalle Hotel Properties	38
3		Lexington Realty Trust	33
2		Liberty Property Trust	81
4		LTC Properties, Inc.	155
1		MFA Financial, Inc.	9
2		Mission West Properties, Inc.	14
1		National Retail Properties, Inc.	28
3		Pennsylvania Real Estate Investment Trust	49

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	DECEMBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Real Estate Investment Trusts (REITs) — Continued
2		Plum Creek Timber Co., Inc.	77
1		Post Properties, Inc.	70
4		Potlatch Corp.	161
—	(h)	PS Business Parks, Inc.	19
6		RAIT Financial Trust	36
5		Ramco-Gershenson Properties Trust	67
8		Rayonier, Inc.	420
1		Realty Income Corp.	36
4		Redwood Trust, Inc.	62
1		Saul Centers, Inc.	43
3		Strategic Hotels & Resorts, Inc. (a)	21
1		Taubman Centers, Inc.	63
2		Ventas, Inc.	149
4		Weyerhaeuser Co.	107

			5,485

		Real Estate Management & Development — 0.5%
7		Brookfield Asset Management, Inc., (Canada), Class A	238
46		Cheung Kong Holdings Ltd., (Hong Kong)	716
352		China Overseas Land & Investment Ltd., (Hong Kong)	1,070
112		Guangzhou R&F Properties Co., Ltd., (China), Class H	190
157		Hang Lung Properties Ltd., (Hong Kong)	632
1		Howard Hughes Corp. (The) (a)	49
30		Mitsubishi Estate Co., Ltd., (Japan)	718
1		Realogy Holdings Corp. (a)	55
3		St. Joe Co. (The) (a)	58

			3,726

		Thrifts & Mortgage Finance — 0.1%
1		Astoria Financial Corp.	7
—	(h)	BankFinancial Corp.	3
2		Beneficial Mutual Bancorp, Inc. (a)	16
13		Capitol Federal Financial, Inc.	156
12		EverBank Financial Corp.	177
2		OceanFirst Financial Corp.	23
12		Ocwen Financial Corp. (a)	422
32		People’s United Financial, Inc.	385

			1,189

		Total Financials	83,448

		Health Care — 6.0%
		Biotechnology — 1.1%
11		Achillion Pharmaceuticals, Inc. (a)	85
21		Aegerion Pharmaceuticals, Inc. (a)	525

SHARES		SECURITY DESCRIPTION	VALUE($)

		Biotechnology — Continued
8		Amgen, Inc.	669
21		Amicus Therapeutics, Inc. (a)	55
7		Ariad Pharmaceuticals, Inc. (a)	132
4		ArQule, Inc. (a)	11
3		AVEO Pharmaceuticals, Inc. (a)	22
20		Biogen Idec, Inc. (a)	2,865
13		Celgene Corp. (a)	1,000
12		Dynavax Technologies Corp. (a)	34
19		Gilead Sciences, Inc. (a)	1,375
7		Merrimack Pharmaceuticals, Inc. (a)	42
3		OncoGenex Pharmaceutical, Inc. (a)	43
12		Onyx Pharmaceuticals, Inc. (a)	875
28		Orexigen Therapeutics, Inc. (a)	147
2		Regeneron Pharmaceuticals, Inc. (a)	330
29		Threshold Pharmaceuticals, Inc. (a)	120
13		Vertex Pharmaceuticals, Inc. (a)	533
12		ZIOPHARM Oncology, Inc. (a)	49

			8,912

		Health Care Equipment & Supplies — 0.5%
16		Abbott Laboratories	1,029
6		Accuray, Inc. (a)	36
1		Baxter International, Inc.	81
26		Boston Scientific Corp. (a)	150
25		CareFusion Corp. (a)	712
5		CONMED Corp.	140
23		Covidien plc, (Ireland)	1,338
5		Greatbatch, Inc. (a)	113
—	(h)	Intuitive Surgical, Inc. (a)	87
6		Invacare Corp.	90
2		Orthofix International N.V., (Netherlands) (a)	79
17		RTI Biologics, Inc. (a)	73
6		SurModics, Inc. (a)	125

			4,053

		Health Care Providers & Services — 1.2%
15		Acadia Healthcare Co., Inc. (a)	355
4		Amedisys, Inc. (a)	43
1		AmerisourceBergen Corp.	63
14		Cardinal Health, Inc.	576
1		Centene Corp. (a)	53
2		Cigna Corp.	104
2		Community Health Systems, Inc.	65
10		Cross Country Healthcare, Inc. (a)	48
7		DaVita HealthCare Partners, Inc. (a)	820
5		Fresenius Medical Care AG & Co. KGaA, (Germany)	353

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Health Care Providers & Services — Continued
7		Gentiva Health Services, Inc. (a)	66
10		HCA Holdings, Inc.	290
29		Humana, Inc.	1,987
1		Magellan Health Services, Inc. (a)	39
6		McKesson Corp.	601
3		Molina Healthcare, Inc. (a)	89
7		National Healthcare Corp.	329
84		Netcare Ltd., (South Africa)	194
4		Omnicare, Inc.	134
2		Providence Service Corp. (The) (a)	31
64		Shanghai Pharmaceuticals Holding Co., Ltd., (China), Class H	124
7		Skilled Healthcare Group, Inc., Class A (a)	47
2		Sunrise Senior Living, Inc. (a)	27
47		UnitedHealth Group, Inc.	2,543

			8,981

		Health Care Technology — 0.0% (g)
1		Cerner Corp. (a)	97
9		MedAssets, Inc. (a)	143

			240

		Life Sciences Tools & Services — 0.1%
13		Agilent Technologies, Inc.	521
6		Cambrex Corp. (a)	67
1		Mettler-Toledo International, Inc. (a)	185
10		Pacific Biosciences of California, Inc. (a)	18
1		Thermo Fisher Scientific, Inc.	70

			861

		Pharmaceuticals — 3.1%
9		Allergan, Inc.	865
20		Bayer AG, (Germany)	1,881
10		Bristol-Myers Squibb Co.	313
2		Cornerstone Therapeutics, Inc. (a)	11
4		Endo Health Solutions, Inc. (a)	113
69		GlaxoSmithKline plc, (United Kingdom)	1,499
37		Johnson & Johnson	2,610
3		MAP Pharmaceuticals, Inc. (a)	52
112		Merck & Co., Inc.	4,587
7		Nektar Therapeutics (a)	48
17		Novartis AG, (Switzerland)	1,079
—	(h)	Perrigo Co.	24
179		Pfizer, Inc.	4,500
10		Roche Holding AG, (Switzerland)	1,975
17		Sanofi, (France)	1,621
19		Shire plc, (Ireland)	590

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
20	Teva Pharmaceutical Industries Ltd., (Israel), ADR	750
13	Valeant Pharmaceuticals International, Inc., (Canada) (a)	784
9	ViroPharma, Inc. (a)	203
6	Vivus, Inc. (a)	78
12	Warner Chilcott plc, (Ireland), Class A	141
7	Watson Pharmaceuticals, Inc. (a)	559

		24,283

	Total Health Care	47,330

	Industrials — 6.1%
	Aerospace & Defense — 1.0%
3	Cubic Corp.	139
11	GenCorp, Inc. (a)	104
7	General Dynamics Corp.	506
36	Honeywell International, Inc.	2,263
3	Huntington Ingalls Industries, Inc.	143
44	Meggitt plc, (United Kingdom)	277
4	Precision Castparts Corp.	673
25	Taser International, Inc. (a)	219
42	United Technologies Corp.	3,409

		7,733

	Air Freight & Logistics — 0.1%
2	FedEx Corp.	138
1	Park-Ohio Holdings Corp. (a)	13
5	United Parcel Service, Inc., Class B	374
17	Yamato Holdings Co., Ltd., (Japan)	265

		790

	Airlines — 0.2%
5	Alaska Air Group, Inc. (a)	233
3	Copa Holdings S.A., (Panama), Class A	256
10	Japan Airlines Co., Ltd., (Japan) (a)	447
24	Republic Airways Holdings, Inc. (a)	134
6	Southwest Airlines Co.	58
61	Turk Hava Yollari, (Turkey) (a)	216
1	U.S. Airways Group, Inc. (a)	13
5	United Continental Holdings, Inc. (a)	122

		1,479

	Building Products — 0.3%
12	Cie de St-Gobain, (France)	515
11	Daikin Industries Ltd., (Japan)	371
23	Fortune Brands Home & Security, Inc. (a)	661
8	Gibraltar Industries, Inc. (a)	126
2	Lennox International, Inc.	126

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	DECEMBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Building Products — Continued
25		Masco Corp.	422
1		Trex Co., Inc. (a)	30

			2,251

		Commercial Services & Supplies — 0.2%
8		ACCO Brands Corp. (a)	59
23		ARC Document Solutions, Inc. (a)	60
3		Deluxe Corp.	90
17		EnergySolutions, Inc. (a)	52
1		G&K Services, Inc., Class A	41
4		Intersections, Inc.	36
8		Knoll, Inc.	117
2		Performant Financial Corp. (a)	18
10		Pitney Bowes, Inc.	101
5		Quad/Graphics, Inc.	92
11		R.R. Donnelley & Sons Co.	101
1		Standard Parking Corp. (a)	15
1		Steelcase, Inc., Class A	14
22		Tyco International Ltd., (Switzerland)	644

			1,440

		Construction & Engineering — 0.3%
3		Argan, Inc.	61
3		Chicago Bridge & Iron Co. N.V., (Netherlands)	144
6		EMCOR Group, Inc.	197
35		Fluor Corp.	2,054
—	(h)	Jacobs Engineering Group, Inc. (a)	17
1		MasTec, Inc. (a)	23

			2,496

		Electrical Equipment — 0.9%
27		ABB Ltd., (Switzerland) (a)	555
8		Acuity Brands, Inc.	527
2		Eaton Corp. plc, (Ireland)	119
41		Emerson Electric Co.	2,167
11		Generac Holdings, Inc.	386
108		Mitsubishi Electric Corp., (Japan)	919
5		Nidec Corp., (Japan)	286
5		Rockwell Automation, Inc.	421
18		Schneider Electric S.A., (France)	1,347

			6,727

		Industrial Conglomerates — 0.5%
3		3M Co.	265
25		Carlisle Cos., Inc.	1,478
13		General Electric Co.	277
66		Hutchison Whampoa Ltd., (Hong Kong)	699
6		Jardine Matheson Holdings Ltd., (Hong Kong)	374

SHARES		SECURITY DESCRIPTION	VALUE($)

		Industrial Conglomerates — Continued
6		Siemens AG, (Germany)	677
2		Standex International Corp.	98
88		Turkiye Sise ve Cam Fabrikalari AS, (Turkey)	146

			4,014

		Machinery — 1.2%
—	(h)	Ampco-Pittsburgh Corp.	6
22		Atlas Copco AB, (Sweden), Class A	607
—	(h)	Cascade Corp.	26
5		Douglas Dynamics, Inc.	69
9		Dover Corp.	579
3		FANUC Corp., (Japan)	484
7		FreightCar America, Inc.	155
2		Hurco Cos., Inc. (a)	48
1		Hyster-Yale Materials Handling, Inc.	29
4		Illinois Tool Works, Inc.	231
12		Ingersoll-Rand plc, (Ireland)	585
—	(h)	Kadant, Inc. (a)	11
41		Komatsu Ltd., (Japan)	1,042
53		Kubota Corp., (Japan)	609
9		Makita Corp., (Japan)	423
3		Mueller Industries, Inc.	130
3		Nordson Corp.	170
31		PACCAR, Inc.	1,408
12		Pall Corp.	734
3		Parker Hannifin Corp.	221
11		Pentair Ltd., (Switzerland)	530
—	(h)	Proto Labs, Inc. (a)	12
8		Samsung Heavy Industries Co., Ltd., (South Korea) (a)	304
3		Sauer-Danfoss, Inc.	166
3		SMC Corp., (Japan)	545
5		SPX Corp.	347
1		Stanley Black & Decker, Inc.	89
3		Trimas Corp. (a)	70
—	(h)	Watts Water Technologies, Inc., Class A	4

			9,634

		Professional Services — 0.2%
6		Barrett Business Services, Inc.	214
2		Dun & Bradstreet Corp. (The)	142
8		Equifax, Inc.	449
42		Experian plc, (Ireland)	669
—	(h)	SGS S.A., (Switzerland)	266

			1,740

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Road & Rail — 0.6%
2		Arkansas Best Corp.	17
6		Canadian Pacific Railway Ltd., (Canada)	596
1		Celadon Group, Inc.	13
1		Con-way, Inc.	33
88		CSX Corp.	1,735
5		East Japan Railway Co., (Japan)	291
8		Globaltrans Investment plc, (Cyprus), GDR	133
3		Heartland Express, Inc.	34
12		J.B. Hunt Transport Services, Inc.	730
7		Norfolk Southern Corp.	442
13		Old Dominion Freight Line, Inc. (a)	444
6		Saia, Inc. (a)	139
3		Union Pacific Corp.	368

			4,975

		Trading Companies & Distributors — 0.6%
22		Air Lease Corp. (a)	463
3		Aircastle Ltd.	33
2		Applied Industrial Technologies, Inc.	80
68		Marubeni Corp., (Japan)	488
25		Mitsubishi Corp., (Japan)	477
31		Mitsui & Co., Ltd., (Japan)	466
10		MSC Industrial Direct Co., Inc., Class A	765
15		Rush Enterprises, Inc., Class A (a)	301
32		Sumitomo Corp., (Japan)	416
3		W.W. Grainger, Inc.	616
5		Watsco, Inc.	362

			4,467

		Transportation Infrastructure — 0.0% (g)
16		Arteris S.A., (Brazil)	145
4		Wesco Aircraft Holdings, Inc. (a)	49

			194

		Total Industrials	47,940

		Information Technology — 9.3%
		Communications Equipment — 1.1%
15		Arris Group, Inc. (a)	217
17		Aruba Networks, Inc. (a)	356
5		Aviat Networks, Inc. (a)	15
3		Black Box Corp.	61
27		Brocade Communications Systems, Inc. (a)	143
163		Cisco Systems, Inc.	3,206
2		Comtech Telecommunications Corp.	48
5		F5 Networks, Inc. (a)	484
—	(h)	Harris Corp.	23
3		InterDigital, Inc.	131

SHARES	SECURITY DESCRIPTION	VALUE($)

	Communications Equipment — Continued
7	Juniper Networks, Inc. (a)	130
3	Oplink Communications, Inc. (a)	51
4	Palo Alto Networks, Inc. (a)	212
1	Plantronics, Inc.	37
49	QUALCOMM, Inc.	3,027
3	Ruckus Wireless, Inc. (a)	56
65	Telefonaktiebolaget LM Ericsson, (Sweden), Class B	659

		8,856

	Computers & Peripherals — 2.0%
23	Apple, Inc.	12,046
26	Asustek Computer, Inc., (Taiwan)	294
2	Electronics for Imaging, Inc. (a)	30
29	EMC Corp. (a)	725
120	Fujitsu Ltd., (Japan)	503
12	Fusion-io, Inc. (a)	270
47	Hewlett-Packard Co.	671
424	Lenovo Group Ltd., (China)	391
133	Lite-On Technology Corp., (Taiwan)	177
1	NetApp, Inc. (a)	41
2	SanDisk Corp. (a)	109

		15,257

	Electronic Equipment, Instruments & Components — 0.4%
1	Agilysys, Inc. (a)	11
1	Audience, Inc. (a)	13
5	Checkpoint Systems, Inc. (a)	49
3	Coherent, Inc.	127
6	Corning, Inc.	71
69	Digital China Holdings Ltd., (Hong Kong)	119
160	Hitachi Ltd., (Japan)	941
19	Hon Hai Precision Industry Co., Ltd., (Taiwan)	58
171	Hon Hai Precision Industry Co., Ltd., (Taiwan), Reg. S, GDR	1,029
3	Itron, Inc. (a)	143
6	Murata Manufacturing Co., Ltd., (Japan)	330
8	Omron Corp., (Japan)	202
1	Richardson Electronics Ltd.	8
20	TPK Holding Co., Ltd., (Taiwan)	358
3	Vishay Intertechnology, Inc. (a)	28

		3,487

	Internet Software & Services — 1.2%
4	AOL, Inc. (a)	110
1	Bazaarvoice, Inc. (a)	9
14	Dealertrack Technologies, Inc. (a)	409
11	Digital River, Inc. (a)	155

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	DECEMBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Internet Software & Services — Continued
21		eBay, Inc. (a)	1,061
1		ExactTarget, Inc. (a)	12
7		Google, Inc., Class A (a)	5,239
3		IAC/InterActiveCorp.	147
13		IntraLinks Holdings, Inc. (a)	79
4		LinkedIn Corp., Class A (a)	489
35		Monster Worldwide, Inc. (a)	197
2		Move, Inc. (a)	13
5		NetEase, Inc., (China), ADR (a)	197
11		OpenTable, Inc. (a)	531
4		QuinStreet, Inc. (a)	27
6		Rackspace Hosting, Inc. (a)	440
—	(h)	Trulia, Inc. (a)	7
1		Yahoo! Japan Corp., (Japan)	178

			9,300

		IT Services — 1.1%
5		Accenture plc, (Ireland), Class A	348
5		Alliance Data Systems Corp. (a)	735
3		CACI International, Inc., Class A (a)	143
9		Cielo S.A., (Brazil)	245
6		Cognizant Technology Solutions Corp., Class A (a)	426
6		CoreLogic, Inc. (a)	148
6		CSG Systems International, Inc. (a)	100
3		Fidelity National Information Services, Inc.	96
10		FleetCor Technologies, Inc. (a)	521
11		HCL Technologies Ltd., (India)	120
2		Heartland Payment Systems, Inc.	50
11		Infosys Ltd., (India), ADR	456
6		International Business Machines Corp.	1,157
7		Lender Processing Services, Inc.	165
2		MasterCard, Inc., Class A	1,192
1		Unisys Corp. (a)	21
1		Vantiv, Inc., Class A (a)	29
1		VeriFone Systems, Inc. (a)	40
17		Visa, Inc., Class A	2,568

			8,560

		Office Electronics — 0.2%
32		Canon, Inc., (Japan)	1,244

		Semiconductors & Semiconductor Equipment — 1.7%
21		Altera Corp.	730
11		Analog Devices, Inc.	479
19		ASML Holding N.V., (Netherlands)	1,192
1		ATMI, Inc. (a)	21

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
18	Avago Technologies Ltd., (Singapore)	584
51	Broadcom Corp., Class A (a)	1,690
2	Brooks Automation, Inc.	15
71	Chipbond Technology Corp., (Taiwan)	140
1	Cirrus Logic, Inc. (a)	16
1	DSP Group, Inc. (a)	6
2	First Solar, Inc. (a)	53
27	Freescale Semiconductor Ltd. (a)	296
7	GT Advanced Technologies, Inc. (a)	22
2	Integrated Device Technology, Inc. (a)	15
3	Intermolecular, Inc. (a)	28
7	KLA-Tencor Corp.	320
35	Lam Research Corp. (a)	1,248
3	Lattice Semiconductor Corp. (a)	13
60	LSI Corp. (a)	425
17	LTX-Credence Corp. (a)	114
1	M/A-COM Technology Solutions Holdings, Inc. (a)	7
5	Maxim Integrated Products, Inc.	153
9	Micrel, Inc.	82
4	Peregrine Semiconductor Corp. (a)	61
3	Photronics, Inc. (a)	15
47	Radiant Opto-Electronics Corp., (Taiwan)	196
75	Realtek Semiconductor Corp., (Taiwan)	160
6	RF Micro Devices, Inc. (a)	27
2	Rudolph Technologies, Inc. (a)	31
2	Samsung Electronics Co., Ltd., (South Korea)	3,208
1	Semtech Corp. (a)	38
3	Skyworks Solutions, Inc. (a)	59
3	STR Holdings, Inc. (a)	7
85	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	1,460
9	Ultra Clean Holdings (a)	45

		12,956

	Software — 1.6%
14	Adobe Systems, Inc. (a)	512
6	Aspen Technology, Inc. (a)	158
1	BMC Software, Inc. (a)	20
9	Citrix Systems, Inc. (a)	587
2	Eloqua, Inc. (a)	50
2	Envivio, Inc. (a)	3
1	Fair Isaac Corp.	50
14	Infoblox, Inc. (a)	254
5	Manhattan Associates, Inc. (a)	278
179	Microsoft Corp.	4,778
4	Monotype Imaging Holdings, Inc.	66

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Software — Continued
20		Nuance Communications, Inc. (a)	451
71		Oracle Corp.	2,354
—	(h)	Proofpoint, Inc. (a)	4
6		Red Hat, Inc. (a)	343
3		Salesforce.com, Inc. (a)	479
11		SAP AG, (Germany)	893
6		SolarWinds, Inc. (a)	298
12		Splunk, Inc. (a)	346
7		Symantec Corp. (a)	135
5		Telenav, Inc. (a)	37
14		TIBCO Software, Inc. (a)	310
4		Websense, Inc. (a)	65
4		Workday, Inc., Class A (a)	197

			12,668

		Total Information Technology	72,328

		Materials — 3.1%
		Chemicals — 1.5%
17		Air Products & Chemicals, Inc.	1,417
6		Akzo Nobel N.V., (Netherlands)	396
7		Albemarle Corp.	460
10		BASF SE, (Germany)	918
1		CF Industries Holdings, Inc.	155
270		Dongyue Group, (China)	182
15		Dow Chemical Co. (The)	488
14		E.I. du Pont de Nemours & Co.	625
9		FMC Corp.	529
10		Georgia Gulf Corp.	418
8		Huntsman Corp.	126
1		LG Chem Ltd., (South Korea) (a)	468
3		Linde AG, (Germany)	552
9		LyondellBasell Industries N.V., (Netherlands), Class A	514
7		Minerals Technologies, Inc.	279
3		Monsanto Co.	256
7		PPG Industries, Inc.	899
7		Sherwin-Williams Co. (The)	1,018
9		Shin-Etsu Chemical Co., Ltd., (Japan)	543
6		Solvay S.A., (Belgium)	821
5		Symrise AG, (Germany)	162
3		Tredegar Corp.	53

			11,279

		Construction Materials — 0.2%
250		China Shanshui Cement Group Ltd., (China)	187
16		Headwaters, Inc. (a)	140

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction Materials — Continued
5	Holcim Ltd., (Switzerland) (a)	402
5	Imerys S.A., (France)	347
7	Lafarge S.A., (France)	479
4	Martin Marietta Materials, Inc.	346

		1,901

	Containers & Packaging — 0.1%
6	Berry Plastics Group, Inc. (a)	88
6	Crown Holdings, Inc. (a)	215
3	Graphic Packaging Holding Co. (a)	17
2	Greif, Inc., Class A	89
4	Myers Industries, Inc.	58
7	Rock-Tenn Co., Class A	495

		962

	Metals & Mining — 1.1%
11	Alcoa, Inc.	92
3	Assore Ltd., (South Africa)	130
33	BHP Billiton Ltd., (Australia)	1,302
2	Coeur d’Alene Mines Corp. (a)	57
3	Compass Minerals International, Inc.	217
119	Eregli Demir ve Celik Fabrikalari TAS, (Turkey)	164
33	First Quantum Minerals Ltd., (Canada)	717
11	Freeport-McMoRan Copper & Gold, Inc.	371
6	KGHM Polska Miedz S.A., (Poland)	387
1	Korea Zinc Co., Ltd., (South Korea) (a)	264
7	Koza Altin Isletmeleri AS, (Turkey)	169
20	MMC Norilsk Nickel OJSC, (Russia), ADR	381
1	Newmont Mining Corp.	32
2	Nucor Corp.	96
5	Rio Tinto Ltd., (Australia)	363
39	Rio Tinto plc, (United Kingdom)	2,256
36	Ruukki Group OYJ, (Finland) (a)	21
4	U.S. Silica Holdings, Inc.	74
10	United States Steel Corp.	233
20	Vale S.A., (Brazil), ADR	414
8	Walter Energy, Inc.	286
7	Worthington Industries, Inc.	179
30	Xstrata plc, (Switzerland)	532

		8,737

	Paper & Forest Products — 0.2%
2	Buckeye Technologies, Inc.	46
1	Domtar Corp., (Canada)	50
4	International Paper Co.	155
16	MeadWestvaco Corp.	523
2	Neenah Paper, Inc.	57

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	DECEMBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Paper & Forest Products — Continued
5		PH Glatfelter Co.	88
—	(h)	Resolute Forest Products, (Canada) (a)	1
43		Stora Enso OYJ, (Finland), Class R	299
26		UPM-Kymmene OYJ, (Finland)	304

			1,523

		Total Materials	24,402

		Telecommunication Services — 1.1%
		Diversified Telecommunication Services — 0.6%
67		AT&T, Inc.	2,252
125		BT Group plc, (United Kingdom)	478
10		CenturyLink, Inc.	382
11		Cincinnati Bell, Inc. (a)	61
7		Fairpoint Communications, Inc. (a)	52
2		magicJack VocalTec Ltd., (Israel) (a)	27
136		Telecom Corp. of New Zealand Ltd., (New Zealand)	258
35		Verizon Communications, Inc.	1,525

			5,035

		Wireless Telecommunication Services — 0.5%
13		America Movil S.A.B. de C.V., (Mexico), Series L, , ADR	291
27		China Mobile Ltd., (Hong Kong)	312
2		MetroPCS Communications, Inc. (a)	16
21		Mobile Telesystems OJSC, (Russia), ADR	384
19		MTN Group Ltd., (South Africa)	393
—	(h)	NTELOS Holdings Corp.	3
5		Telephone & Data Systems, Inc.	115
839		Vodafone Group plc, (United Kingdom)	2,112

			3,626

		Total Telecommunication Services	8,661

		Utilities — 1.4%
		Electric Utilities — 0.6%
12		American Electric Power Co., Inc.	496
3		Edison International	144
3		El Paso Electric Co.	83
22		Exelon Corp.	650
25		NextEra Energy, Inc.	1,746
9		Northeast Utilities	348
20		NV Energy, Inc.	366
2		PNM Resources, Inc.	45
4		Portland General Electric Co.	101
9		Southern Co. (The)	403
1		UNS Energy Corp.	51

			4,433

SHARES		SECURITY DESCRIPTION	VALUE($)

		Gas Utilities — 0.2%
3		AGL Resources, Inc.	109
10		Atmos Energy Corp.	358
1		Laclede Group, Inc. (The)	39
1		New Jersey Resources Corp.	30
661		Perusahaan Gas Negara Persero Tbk PT, (Indonesia)	316
2		Piedmont Natural Gas Co., Inc.	50
1		Southwest Gas Corp.	51
5		UGI Corp.	169

			1,122

		Independent Power Producers & Energy Traders — 0.0% (g)
10		AES Corp. (The)	106
62		China Resources Power Holdings Co., Ltd., (Hong Kong)	160
1		NRG Energy, Inc.	24

			290

		Multi-Utilities — 0.6%
21		CenterPoint Energy, Inc.	412
189		Centrica plc, (United Kingdom)	1,034
—	(h)	CH Energy Group, Inc.	26
1		Consolidated Edison, Inc.	61
18		GDF Suez, (France)	377
17		NiSource, Inc.	432
6		NorthWestern Corp.	191
12		PG&E Corp.	474
17		Sempra Energy	1,173
24		Suez Environnement Co., (France)	295

			4,475

		Water Utilities — 0.0% (g)
4		Cia de Saneamento Basico do Estado de Sao Paulo, (Brazil), ADR	333

		Total Utilities	10,653

		Total Common Stocks (Cost $362,777)	435,016

Preferred Stocks — 0.5%
		Consumer Discretionary — 0.2%
		Automobiles — 0.2%
6		Volkswagen AG, (Germany)	1,445

		Consumer Staples — 0.2%
		Beverages — 0.1%
13		Cia de Bebidas das Americas, (Brazil), ADR	558

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stocks — Continued
	Household Products — 0.1%
11	Henkel AG & Co. KGaA, (Germany)	898

	Total Consumer Staples	1,456

	Financials — 0.1%
	Commercial Banks — 0.1%
36	Itau Unibanco Holding S.A., (Brazil), ADR	598

	Total Preferred Stocks (Cost $2,269)	3,499

PRINCIPAL AMOUNT($)
Asset-Backed Securities — 2.9%
682	ACE Securities Corp., Series 2006-SD1, Class A1B, VAR, 0.560%, 02/25/36	668
	Ally Auto Receivables Trust,
3	Series 2010-1, Class A3, 1.450%, 05/15/14	3
67	Series 2010-3, Class A4, 1.550%, 08/17/15	67
38	Series 2010-4, Class A3, 0.910%, 11/17/14	38
74	Series 2011-3, Class A3, 0.970%, 08/17/15	74
53	AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A3, 1.170%, 01/08/16	53
	Ameriquest Mortgage Securities, Inc.,
987	Series 2004-R1, Class M1, VAR, 1.005%, 02/25/34	809
340	Series 2004-R1, Class M8, VAR, 2.835%, 02/25/34	259
505	Asset Backed Securities Corp. Home Equity, Series 2005-HE1, Class M3, VAR, 1.080%, 03/25/35	348
5	Bank of America Auto Trust, Series 2010-2, Class A3, 1.310%, 07/15/14	5
	Bayview Financial Acquisition Trust,
317	Series 2005-C, Class A1C, VAR, 0.620%, 06/28/44	310
723	Series 2006-A, Class 2A4, VAR, 0.510%, 02/28/41	713
500	Centex Home Equity, Series 2005-A, Class M1, VAR, 0.690%, 01/25/35	440
150	Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 09/20/19	182
	CNH Equipment Trust,
78	Series 2011-A, Class A3, 1.200%, 05/16/16	79
96	Series 2012-D, Class A3, 0.650%, 04/16/18	96
	Countrywide Asset-Backed Certificates,
600	Series 2003-BC1, Class A1, VAR, 1.010%, 03/25/33	516
445	Series 2004-BC1, Class M3, VAR, 2.310%, 10/25/33	388

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
785	Series 2004-SD2, Class M1, VAR, 0.830%, 06/25/33 (e)	751
	Credit-Based Asset Servicing and Securitization LLC,
656	Series 2005-CB4, Class AF4, SUB, 5.028%, 08/25/35	649
425	Series 2005-CB5, Class AF2, SUB, 4.831%, 08/25/35	427
	CS First Boston Mortgage Securities Corp.,
42	Series 2002-HE4, Class AF, 5.510%, 08/25/32	41
48	Series 2004-CF2, Class 1A2, SUB, 5.150%, 01/25/43 (e)	47
100	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	102
1,270	Equity One ABS, Inc., Series 2003-1, Class M1, VAR, 4.860%, 07/25/33	1,202
183	First Franklin Mortgage Loan Trust, Series 2004-FF10, Class A3, VAR, 0.750%, 09/25/34	179
94	Ford Credit Auto Owner Trust, Series 2011-B, Class A3, 0.840%, 06/15/15	95
509	GSAMP Trust, Series 2005-SEA2, Class A1, VAR, 0.560%, 01/25/45 (e)	478
	Home Equity Asset Trust,
354	Series 2004-6, Class M2, VAR, 1.110%, 12/25/34	321
792	Series 2005-7, Class 2A4, VAR, 0.590%, 01/25/36	764
	Honda Auto Receivables Owner Trust,
60	Series 2011-1, Class A4, 1.800%, 04/17/17	61
39	Series 2012-1, Class A4, 0.970%, 04/16/18	39
83	Huntington Auto Trust, Series 2012-2, Class A3, 0.510%, 04/17/17	83
	Hyundai Auto Receivables Trust,
65	Series 2010-B, Class A4, 1.630%, 03/15/17	66
57	Series 2011-B, Class A4, 1.650%, 02/15/17	58
49	John Deere Owner Trust, Series 2011-A, Class A3, 1.290%, 01/15/16	50
745	Lehman XS Trust, Series 2005-5N, Class 3A1A, VAR, 0.510%, 11/25/35	608
	Long Beach Mortgage Loan Trust,
257	Series 2003-4, Class M2, VAR, 2.835%, 08/25/33	230
439	Series 2004-1, Class M3, VAR, 1.260%, 02/25/34	378
	MASTR Asset Backed Securities Trust,
492	Series 2002-OPT1, Class M3, VAR, 3.735%, 11/25/32	509
127	Series 2004-OPT1, Class M2, VAR, 1.860%, 02/25/34	99

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
250	Series 2005-OPT1, Class M1, VAR, 0.610%, 03/25/35	244
	Mercedes-Benz Auto Receivables Trust,
15	Series 2010-1, Class A3, 1.420%, 08/15/14	15
68	Series 2011-1, Class A3, 0.850%, 03/16/15	68
1,008	Merrill Lynch Mortgage Investors, Inc., Series 2002-NC1, Class M1, VAR, 1.260%, 05/25/33	926
97	Morgan Stanley ABS Capital I, Series 2005-HE1, Class M3, VAR, 0.990%, 12/25/34	88
	New Century Home Equity Loan Trust,
885	Series 2003-6, Class M1, VAR, 1.290%, 01/25/34	789
250	Series 2005-1, Class M1, VAR, 0.660%, 03/25/35	235
83	Nissan Auto Receivables Owner Trust, Series 2012-A, Class A4, 1.000%, 07/16/18	84
	Option One Mortgage Loan Trust,
372	Series 2003-1, Class M2, VAR, 3.135%, 02/25/33	347
722	Series 2003-5, Class A3, VAR, 1.110%, 08/25/33	625
2,136	Series 2004-2, Class M2, VAR, 1.785%, 05/25/34	1,817
233	Park Place Securities, Inc., Series 2004-MCW1, Class M1, VAR, 0.835%, 10/25/34	228
	RAMP Trust,
256	Series 2004-RS4, Class AI6, VAR, 5.072%, 04/25/34	265
838	Series 2004-RS9, Class MII1, VAR, 1.185%, 09/25/34	784
	RASC Trust,
540	Series 2003-KS4, Class AI6, VAR, 3.870%, 05/25/33	527
760	Series 2005-KS2, Class M1, VAR, 0.640%, 03/25/35	663
215	Series 2005-KS7, Class M1, VAR, 0.650%, 08/25/35	208
121	Series 2005-KS9, Class A3, VAR, 0.580%, 10/25/35	118
	Renaissance Home Equity Loan Trust,
956	Series 2003-2, Class A, VAR, 0.650%, 08/25/33	862
591	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	491
	Saxon Asset Securities Trust,
62	Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	63

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
288	Series 2003-2, Class M2, VAR, 2.835%, 06/25/33	221
	Structured Asset Investment Loan Trust,
295	Series 2003-BC3, Class M1, VAR, 1.635%, 04/25/33	286
419	Series 2004-7, Class M1, VAR, 1.260%, 08/25/34	359
112	Series 2005-5, Class A9, VAR, 0.480%, 06/25/35	112
84	Volkswagen Auto Loan Enhanced Trust, Series 2012-2, Class A3, 0.460%, 01/20/17	84

	Total Asset-Backed Securities (Cost $21,309)	22,794

Collateralized Mortgage Obligations — 6.1%
	Agency CMO — 4.4%
188	Federal Home Loan Bank, Series TQ-2015, Class A, 5.065%, 10/20/15	202
319	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 31, Class Z, 8.000%, 04/25/24	367
	Federal Home Loan Mortgage Corp. REMICS,
6	Series 1087, Class I, 8.500%, 06/15/21	7
5	Series 1136, Class H, 6.000%, 09/15/21	6
142	Series 1617, Class PM, 6.500%, 11/15/23	160
119	Series 1710, Class GH, 8.000%, 04/15/24	138
81	Series 1732, Class K, 6.500%, 05/15/24	87
109	Series 1843, Class Z, 7.000%, 04/15/26	113
134	Series 2033, Class K, 6.050%, 08/15/23	147
1,592	Series 2097, Class PD, 8.000%, 11/15/28	1,941
20	Series 2115, Class PE, 6.000%, 01/15/14	20
260	Series 2378, Class BD, 5.500%, 11/15/31	288
41	Series 2391, Class QR, 5.500%, 12/15/16	44
107	Series 2394, Class MC, 6.000%, 12/15/16	113
134	Series 2405, Class JF, 6.000%, 01/15/17	142
71	Series 2425, Class OB, 6.000%, 03/15/17	75
232	Series 2455, Class GK, 6.500%, 05/15/32	267
66	Series 2457, Class PE, 6.500%, 06/15/32	75
180	Series 2473, Class JZ, 6.500%, 07/15/32	205
19	Series 2503, Class TG, 5.500%, 09/15/17	20
20	Series 2508, Class AQ, 5.500%, 10/15/17	22
24	Series 2515, Class DE, 4.000%, 03/15/32	24
133	Series 2527, Class BP, 5.000%, 11/15/17	141
76	Series 2531, Class HN, 5.000%, 12/15/17	81
63	Series 2538, Class CB, 5.000%, 12/15/17	67
356	Series 2564, Class NK, 5.000%, 02/15/18	380
361	Series 2575, Class PE, 5.500%, 02/15/33	400
500	Series 2586, Class WG, 4.000%, 03/15/33	559

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
206	Series 2594, Class OL, 5.000%, 04/15/18	220
129	Series 2595, Class HO, 4.500%, 03/15/23	140
235	Series 2627, Class KM, 4.500%, 06/15/18	249
338	Series 2636, Class Z, 4.500%, 06/15/18	357
197	Series 2651, Class VZ, 4.500%, 07/15/18	208
131	Series 2657, Class ME, 5.000%, 10/15/22	137
400	Series 2663, Class VQ, 5.000%, 06/15/22	419
200	Series 2685, Class DT, 5.000%, 10/15/23	227
112	Series 2686, Class GC, 5.000%, 10/15/23	124
500	Series 2699, Class TC, 4.000%, 11/15/18	530
400	Series 2715, Class NG, 4.500%, 12/15/18	431
117	Series 2727, Class PE, 4.500%, 07/15/32	121
230	Series 2744, Class TU, 5.500%, 05/15/32	240
47	Series 2748, Class LE, 4.500%, 12/15/17	47
170	Series 2756, Class NA, 5.000%, 02/15/24	188
61	Series 2763, Class PD, 4.500%, 12/15/17	61
150	Series 2764, Class OE, 4.500%, 03/15/19	162
129	Series 2773, Class CD, 4.500%, 04/15/24	140
23	Series 2780, Class JA, 4.500%, 04/15/19	24
25	Series 2780, Class JG, 4.500%, 04/15/19	26
179	Series 2783, Class AT, 4.000%, 04/15/19	193
87	Series 2809, Class UC, 4.000%, 06/15/19	92
250	Series 2852, Class NY, 5.000%, 09/15/33	266
455	Series 2864, Class NB, 5.500%, 07/15/33	507
110	Series 2864, Class PE, 5.000%, 06/15/33	113
350	Series 2877, Class AD, 4.000%, 10/15/19	371
109	Series 2899, Class KB, 4.500%, 03/15/19	112
433	Series 2901, Class KB, 5.000%, 12/15/34	474
310	Series 2910, Class BE, 4.500%, 12/15/19	333
103	Series 2921, Class MD, 5.000%, 06/15/33	105
63	Series 2922, Class GA, 5.500%, 05/15/34	69
43	Series 2931, Class AM, 4.500%, 07/15/19	44
264	Series 2931, Class DC, 4.000%, 06/15/18	267
240	Series 2988, Class TY, 5.500%, 06/15/25	265
151	Series 2989, Class TG, 5.000%, 06/15/25	165
60	Series 3000, Class PB, 3.900%, 01/15/23	62
63	Series 3004, Class HK, 5.500%, 07/15/35	64
500	Series 3028, Class ME, 5.000%, 02/15/34	535
290	Series 3031, Class AG, 5.000%, 02/15/34	304
209	Series 3036, Class ND, 5.000%, 05/15/34	221
94	Series 3064, Class OG, 5.500%, 06/15/34	98
80	Series 3077, Class TO, PO, 04/15/35	78
448	Series 3078, Class PD, 5.500%, 07/15/34	468
330	Series 3098, Class PE, 5.000%, 06/15/34	342
243	Series 3102, Class CE, 5.500%, 01/15/26	278

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
335	Series 3106, Class PD, 5.500%, 06/15/34	347
260	Series 3113, Class QD, 5.000%, 06/15/34	268
130	Series 3121, Class JD, 5.500%, 03/15/26	144
302	Series 3135, Class JC, 6.000%, 08/15/33	308
155	Series 3151, Class PD, 6.000%, 11/15/34	160
303	Series 3151, Class UC, 5.500%, 08/15/35	322
163	Series 3178, Class PC, 5.500%, 12/15/32	165
216	Series 3184, Class PD, 5.500%, 07/15/34	218
40	Series 3200, Class PO, PO, 08/15/36	38
219	Series 3212, Class BK, 5.500%, 09/15/36	241
47	Series 3261, Class MA, 5.500%, 01/15/17	48
157	Series 3312, Class LB, 5.500%, 11/15/25	162
361	Series 3349, Class DP, 6.000%, 09/15/36	396
303	Series 3653, Class HJ, 5.000%, 04/15/40	328
155	Series 3688, Class GT, VAR, 7.167%, 11/15/46	190
196	Series 3747, Class HI, IO, 4.500%, 07/15/37	16
181	Series 3852, Class TP, IF, 5.500%, 05/15/41	198
300	Series 3874, Class DW, 3.500%, 06/15/21	336
9	Series 50, Class I, 8.000%, 06/15/20	10
153	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.500%, 02/25/43	180
	Federal National Mortgage Association—ACES,
260	Series 2011-M2, Class A2, 3.645%, 07/25/21	289
400	Series 2011-M4, Class A2, 3.726%, 06/25/21	449
	Federal National Mortgage Association REMICS,
9	Series 1990-7, Class B, 8.500%, 01/25/20	10
3	Series 1990-35, Class E, 9.500%, 04/25/20	3
9	Series 1990-76, Class G, 7.000%, 07/25/20	10
30	Series 1990-106, Class J, 8.500%, 09/25/20	34
5	Series 1991-73, Class A, 8.000%, 07/25/21	6
85	Series 1992-112, Class GB, 7.000%, 07/25/22	97
34	Series 1992-195, Class C, 7.500%, 10/25/22	39
127	Series 1998-37, Class VZ, 6.000%, 06/17/28	143
236	Series 1998-66, Class B, 6.500%, 12/25/28	262
111	Series 2002-19, Class PE, 6.000%, 04/25/17	118
215	Series 2002-24, Class AJ, 6.000%, 04/25/17	231
285	Series 2002-55, Class PG, 5.500%, 09/25/32	317
40	Series 2002-63, Class KC, 5.000%, 10/25/17	43
105	Series 2002-63, Class LB, 5.500%, 10/25/17	112
66	Series 2003-21, Class OU, 5.500%, 03/25/33	73
64	Series 2003-33, Class AC, 4.250%, 03/25/33	67
67	Series 2003-58, Class AD, 3.250%, 07/25/33	70
40	Series 2003-63, Class PE, 3.500%, 07/25/33	42
150	Series 2003-67, Class KE, 5.000%, 07/25/33	172

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
195	Series 2003-78, Class B, 5.000%, 08/25/23	217
36	Series 2003-81, Class CB, 4.750%, 09/25/18	36
389	Series 2003-81, Class LC, 4.500%, 09/25/18	415
294	Series 2003-83, Class PG, 5.000%, 06/25/23	313
134	Series 2003-110, Class WA, 4.000%, 08/25/33	142
36	Series 2003-113, Class KA, 4.500%, 11/25/18	36
393	Series 2003-122, Class TE, 5.000%, 12/25/22	410
244	Series 2003-131, Class CH, 5.500%, 01/25/34	288
500	Series 2004-36, Class PC, 5.500%, 02/25/34	545
184	Series 2005-5, Class CK, 5.000%, 01/25/35	198
149	Series 2005-18, Class EG, 5.000%, 03/25/25	161
29	Series 2005-23, Class TG, 5.000%, 04/25/35	32
166	Series 2005-29, Class WC, 4.750%, 04/25/35	184
2	Series 2005-34, Class PC, 5.500%, 06/25/32	2
188	Series 2005-38, Class TB, 6.000%, 11/25/34	216
500	Series 2005-44, Class PE, 5.000%, 07/25/33	515
211	Series 2005-58, Class EP, 5.500%, 07/25/35	237
199	Series 2005-68, Class BC, 5.250%, 06/25/35	220
164	Series 2005-118, Class PN, 6.000%, 01/25/32	168
385	Series 2006-45, Class NW, 5.500%, 01/25/35	406
165	Series 2007-65, Class KI, IF, IO, 6.410%, 07/25/37	22
400	Series 2008-65, Class CD, 4.500%, 08/25/23	434
130	Series 2008-68, Class VN, 5.500%, 03/25/27	134
107	Series 2009-37, Class KI, IF, IO, 5.790%, 06/25/39	12
196	Series 2009-50, Class PT, VAR, 5.989%, 05/25/37	217
109	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	13
164	Series 2009-86, Class OT, PO, 10/25/37	157
410	Series 2009-112, Class ST, IF, IO, 6.040%, 01/25/40	51
224	Series 2010-35, Class SB, IF, IO, 6.210%, 04/25/40	30
428	Series 2010-64, Class DM, 5.000%, 06/25/40	477
234	Series 2010-64, Class EH, 5.000%, 10/25/35	243
274	Series 2010-111, Class AE, 5.500%, 04/25/38	300
229	Series 2011-22, Class MA, 6.500%, 04/25/38	255
400	Series 2011-52, Class KB, 5.500%, 06/25/41	475
280	Series 2011-52, Class LB, 5.500%, 06/25/41	327
179	Series 2012-137, Class CF, VAR, 0.510%, 08/25/41	180
64	Series G92-35, Class E, 7.500%, 07/25/22	72
62	Federal National Mortgage Association STRIPS, Series 293, Class 1, PO, 12/01/24	57

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
	Government National Mortgage Association,
390	Series 2005-48, Class CY, 5.000%, 06/20/35	445
228	Series 2005-92, Class CD, 5.000%, 01/20/32	241
173	Series 2006-38, Class SG, IF, IO, 6.439%, 09/20/33	12
400	Series 2006-69, Class MB, 5.500%, 12/20/36	467
194	Series 2007-26, Class SW, IF, IO, 5.989%, 05/20/37	29
469	Series 2008-33, Class PB, 5.500%, 04/20/38	540
250	Series 2008-42, Class PB, 5.500%, 08/20/36	265
87	Series 2008-62, Class SA, IF, IO, 5.939%, 07/20/38	13
238	Series 2008-68, Class PQ, 5.500%, 04/20/38	260
250	Series 2008-71, Class PB, 6.000%, 07/20/37	272
196	Series 2008-76, Class US, IF, IO, 5.689%, 09/20/38	27
298	Series 2008-95, Class DS, IF, IO, 7.089%, 12/20/38	47
184	Series 2009-72, Class SM, IF, IO, 6.041%, 08/16/39	26
427	Series 2009-106, Class ST, IF, IO, 5.789%, 02/20/38	62
182	Series 2010-14, Class QP, 6.000%, 12/20/39	200
219	Series 2010-157, Class OP, PO, 12/20/40	204
148	Series 2011-97, Class WA, VAR, 6.061%, 11/20/38	170

		34,107

	Non-Agency CMO — 1.7%
	Banc of America Alternative Loan Trust,
336	Series 2003-3, Class A5, 5.750%, 05/25/33	347
432	Series 2004-9, Class 4A1, 5.500%, 10/25/19	439
692	Series 2006-5, Class 3A1, 6.000%, 06/25/46	699
151	Banc of America Mortgage Trust, Series 2003-3, Class 1A7, 5.500%, 05/25/33	156
120	Citicorp Mortgage Securities, Inc., Series 2004-4, Class A4, 5.500%, 06/25/34	126
61	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class 3A4, 5.250%, 09/25/33	64
	Countrywide Alternative Loan Trust,
37	Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	37
475	Series 2004-28CB, Class 3A1, 6.000%, 01/25/35	467
309	Series 2004-30CB, Class 3A1, 5.000%, 02/25/20	318

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
599	Series 2005-20CB, Class 4A1, 5.250%, 07/25/20	601
994	Series 2005-21CB, Class A17, 6.000%, 06/25/35	986
313	Series 2005-46CB, Class A1, 5.750%, 10/25/35	290
294	Series 2005-85CB, Class 2A2, 5.500%, 02/25/36	244
307	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-21, Class A2, 5.500%, 10/25/35	304
81	CS First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	84
98	CSMC, Series 2011-7R, Class A1, VAR, 1.459%, 08/28/47 (e)	98
	First Horizon Mortgage Pass-Through Trust,
1	Series 2004-AR7, Class 2A1, VAR, 2.561%, 02/25/35	1
456	Series 2006-3, Class 1A13, 6.250%, 11/25/36	469
	GSR Mortgage Loan Trust,
83	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	87
49	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	51
436	Series 2005-6F, 3A-17 Class Shares, 5.500%, 07/25/35	450
802	Impac CMB Trust, Series 2004-5, Class 1A1, VAR, 0.930%, 10/25/34	766
890	Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1, VAR, 0.990%, 12/25/34	648
	JP Morgan Mortgage Trust,
186	Series 2006-A2, Class 5A3, VAR, 2.908%, 11/25/33	189
95	Series 2007-A1, Class 5A5, VAR, 3.031%, 07/25/35	97
168	Lehman Mortgage Trust, Series 2006-1, Class 3A3, 5.500%, 02/25/36	168
	MASTR Alternative Loans Trust,
53	Series 2004-5, Class 5A1, 4.750%, 06/25/19	54
721	Series 2004-6, Class 7A1, 6.000%, 07/25/34	735
1,077	Series 2005-6, Class 1A2, 5.500%, 12/25/35	962
14	MASTR Asset Securitization Trust, Series 2003-11, Class 3A1, 4.500%, 12/25/18	14
71	Medallion Trust, (Australia), Series 2005-2G, Class A, VAR, 0.350%, 08/22/36	69
	Morgan Stanley Mortgage Loan Trust,
134	Series 2004-3, Class 4A, VAR, 5.668%, 04/25/34	140

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
250	Series 2004-4, Class 2A, VAR, 6.321%, 09/25/34	248
	Opteum Mortgage Acceptance Corp.,
591	Series 2005-3, Class A1B, VAR, 0.470%, 07/25/35	587
1,276	Series 2005-3, Class APT, VAR, 0.500%, 07/25/35	1,219
43	PHH Mortgage Capital LLC, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	47
53	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	55
	RALI Trust,
25	Series 2004-QS3, Class CB, 5.000%, 03/25/19	26
4	Series 2004-QS8, Class A12, 5.000%, 06/25/34	4
83	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	84
790	Sequoia Mortgage Trust, Series 2007-3, Class 1A1, VAR, 0.411%, 07/20/36	717
30	Structured Asset Securities Corp., Series 2003-37A, Class 2A, VAR, 4.987%, 12/25/33	31
	WaMu Mortgage Pass-Through Certificates,
56	Series 2003-AR9, Class 1A6, VAR, 2.435%, 09/25/33	57
29	Series 2003-S6, Class 2A1, 5.000%, 07/25/18	30
	Wells Fargo Mortgage-Backed Securities Trust,
29	Series 2004-7, Class 2A2, 5.000%, 07/25/19	30
29	Series 2004-EE, Class 3A1, VAR, 3.053%, 12/25/34	31
287	Series 2004-P, Class 2A1, VAR, 2.615%, 09/25/34	290
140	Series 2005-1, Class B1, VAR, 4.927%, 01/25/20	134

		13,750

	Total Collateralized Mortgage Obligations (Cost $45,139)	47,857

Commercial Mortgage-Backed Securities — 0.4%
	Banc of America Commercial Mortgage Trust,
300	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	343
150	Series 2006-4, Class A4, 5.634%, 07/10/46	171
100	Series 2006-5, Class A4, 5.414%, 09/10/47	114
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
100	Series 2005-3, Class A4, 4.668%, 07/10/43	109
100	Series 2005-3, Class AM, 4.727%, 07/10/43	107

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — Continued
50	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	55
248	Series 2005-6, Class ASB, VAR, 5.190%, 09/10/47	256
100	Bear Stearns Commercial Mortgage Securities, Series 2006-PW11, Class A4, VAR, 5.452%, 03/11/39	113
140	COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.223%, 08/15/48	159
150	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	159
200	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	211
200	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB11, Class AJ, VAR, 5.363%, 08/12/37	215
213	LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4, 4.367%, 03/15/36	220
100	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.684%, 05/12/39	115
3,811	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class XC, IO, VAR, 0.188%, 12/12/49 (e)	47
8,154	Morgan Stanley Capital I Trust, Series 2007-HQ11, Class X, IO, VAR, 0.225%, 02/12/44 (e)	51
138	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.565%, 08/15/39	146
	WF-RBS Commercial Mortgage Trust,
500	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	575
200	Series 2012-C6, Class A4, 3.440%, 04/15/45	217

	Total Commercial Mortgage-Backed Securities (Cost $3,134)	3,383

Corporate Bonds — 6.6%
	Consumer Discretionary — 0.7%
	Auto Components — 0.0% (g)
	Johnson Controls, Inc.,
60	4.250%, 03/01/21	66
125	5.000%, 03/30/20	142

		208

	Automobiles — 0.1%
	Daimler Finance North America LLC,
350	1.950%, 03/28/14 (e)	354
100	6.500%, 11/15/13 (m)	105

		459

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Broadcasting & Cable TV — 0.0% (g)
100	DISH DBS Corp., 7.875%, 09/01/19	118

	Diversified Consumer Services — 0.0% (g)
100	Service Corp. International, 7.000%, 05/15/19	110

	Hotels, Restaurants & Leisure — 0.0% (g)
100	Vail Resorts, Inc., 6.500%, 05/01/19	108

	Household Durables — 0.0% (g)
33	Newell Rubbermaid, Inc., 4.700%, 08/15/20	36

	Internet & Catalog Retail — 0.0% (g)
75	Amazon.com, Inc., 2.500%, 11/29/22	74

	Leisure Equipment & Products — 0.0% (g)
60	Mattel, Inc., 5.450%, 11/01/41	68

	Media — 0.5%
	CBS Corp.,
105	1.950%, 07/01/17	107
120	7.875%, 07/30/30	166
37	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13 (m)	38
	Comcast Corp.,
50	3.125%, 07/15/22	52
35	4.650%, 07/15/42	37
145	4.950%, 06/15/16	164
70	6.400%, 03/01/40	91
100	6.450%, 03/15/37	128
25	Cox Communications, Inc., 8.375%, 03/01/39 (e)	38
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
35	3.800%, 03/15/22	36
230	5.000%, 03/01/21	258
40	5.150%, 03/15/42	41
150	6.000%, 08/15/40	166
	Discovery Communications LLC,
47	4.375%, 06/15/21	52
25	4.950%, 05/15/42	27
	NBCUniversal Media LLC,
120	4.375%, 04/01/21	135
95	5.150%, 04/30/20	112
	News America, Inc.,
45	6.150%, 03/01/37	55
250	6.750%, 01/09/38	301
90	6.900%, 08/15/39	118
60	Thomson Reuters Corp., (Canada), 3.950%, 09/30/21	66

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — Continued
	Time Warner Cable, Inc.,
105	5.500%, 09/01/41	117
75	5.875%, 11/15/40	87
125	7.300%, 07/01/38	166
120	8.750%, 02/14/19	162
155	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	226
	Time Warner, Inc.,
30	4.900%, 06/15/42	32
150	6.500%, 11/15/36	188
250	7.625%, 04/15/31	344
	Viacom, Inc.,
17	3.875%, 12/15/21	18
55	4.375%, 03/15/43 (e)	54
25	4.500%, 02/27/42	25
100	6.250%, 04/30/16	116
105	Walt Disney Co. (The), 1.100%, 12/01/17	105
	WPP Finance 2010, (United Kingdom),
40	3.625%, 09/07/22	40
70	4.750%, 11/21/21	76

		3,944

	Multiline Retail — 0.1%
	Macy’s Retail Holdings, Inc.,
50	4.300%, 02/15/43	48
16	5.125%, 01/15/42	17
28	5.900%, 12/01/16	33
47	7.875%, 07/15/15	55
	Target Corp.,
35	4.000%, 07/01/42	36
200	7.000%, 01/15/38	294

		483

	Total Consumer Discretionary	5,608

	Consumer Staples — 0.4%
	Beverages — 0.1%
100	Anheuser-Busch Cos., Inc., 7.550%, 10/01/30	142
	Anheuser-Busch InBev Worldwide, Inc.,
45	1.500%, 07/14/14	46
10	3.750%, 07/15/42	10
285	5.375%, 01/15/20	347
100	Constellation Brands, Inc., 7.250%, 05/15/17	118
50	Dr. Pepper Snapple Group, Inc., 2.700%, 11/15/22	50
50	Molson Coors Brewing Co., 5.000%, 05/01/42	56

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Beverages — Continued
200	SABMiller Holdings, Inc., 2.450%, 01/15/17 (e)	208

		977

	Food & Staples Retailing — 0.1%
	CVS Caremark Corp.,
100	4.125%, 05/15/21	112
85	5.750%, 05/15/41	106
53	CVS Pass-Through Trust, 6.943%, 01/10/30	67
	Kroger Co. (The),
30	5.000%, 04/15/42	32
25	5.400%, 07/15/40	28
150	6.400%, 08/15/17	181
	Wal-Mart Stores, Inc.,
65	5.000%, 10/25/40	79
90	6.200%, 04/15/38	122

		727

	Food Products — 0.1%
	Bunge Ltd. Finance Corp.,
100	5.875%, 05/15/13 (m)	102
100	8.500%, 06/15/19	128
66	Kellogg Co., 3.250%, 05/21/18	72
	Kraft Foods Group, Inc.,
130	1.625%, 06/04/15 (e)	132
100	3.500%, 06/06/22 (e)	107
100	6.875%, 01/26/39 (e)	135
340	Mondelez International, Inc., 5.375%, 02/10/20	411

		1,087

	Tobacco — 0.1%
	Altria Group, Inc.,
170	2.850%, 08/09/22	168
120	4.750%, 05/05/21	136
	B.A.T. International Finance plc, (United Kingdom),
130	1.400%, 06/05/15 (e)	132
110	3.250%, 06/07/22 (e)	114
120	Philip Morris International, Inc., 4.375%, 11/15/41	129

		679

	Total Consumer Staples	3,470

	Energy — 0.6%
	Energy Equipment & Services — 0.1%
105	Ensco plc, (United Kingdom), 4.700%, 03/15/21	118

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Energy Equipment & Services — Continued
125	Halliburton Co., 8.750%, 02/15/21	177
50	Noble Holding International Ltd., (Cayman Islands), 5.250%, 03/15/42	53
	Transocean, Inc., (Cayman Islands),
50	3.800%, 10/15/22	51
180	6.375%, 12/15/21	219
50	6.500%, 11/15/20	61

		679

	Oil, Gas & Consumable Fuels — 0.5%
50	Alberta Energy Co., Ltd., (Canada), 7.375%, 11/01/31	65
	Anadarko Petroleum Corp.,
125	5.950%, 09/15/16	144
125	6.375%, 09/15/17	149
150	ANR Pipeline Co., 9.625%, 11/01/21	227
	Apache Corp.,
20	4.250%, 01/15/44	20
40	4.750%, 04/15/43	44
30	5.250%, 02/01/42	35
	BP Capital Markets plc, (United Kingdom),
40	1.375%, 11/06/17	40
140	1.846%, 05/05/17	143
40	3.200%, 03/11/16	43
75	3.245%, 05/06/22	79
35	Canadian Oil Sands Ltd., (Canada), 6.000%, 04/01/42 (e)	41
	Cenovus Energy, Inc., (Canada),
15	3.000%, 08/15/22	15
50	6.750%, 11/15/39	68
200	ConocoPhillips, 6.500%, 02/01/39	284
	Devon Energy Corp.,
135	1.875%, 05/15/17	138
145	3.250%, 05/15/22	151
30	El Paso Pipeline Partners Operating Co. LLC, 4.700%, 11/01/42	29
50	Encana Corp., (Canada), 6.625%, 08/15/37	64
105	Energy Transfer Partners LP, 6.050%, 06/01/41	119
	Enterprise Products Operating LLC,
85	4.850%, 08/15/42	91
80	5.200%, 09/01/20	96
30	5.700%, 02/15/42	35
150	EOG Resources, Inc., 2.625%, 03/15/23	151
	Kinder Morgan Energy Partners LP,
85	3.950%, 09/01/22	91

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
70	6.375%, 03/01/41	87
20	6.850%, 02/15/20	25
30	6.950%, 01/15/38	39
55	Marathon Petroleum Corp., 6.500%, 03/01/41	70
	ONEOK Partners LP,
155	3.250%, 02/01/16	163
100	3.375%, 10/01/22	102
195	Phillips 66, 4.300%, 04/01/22 (e)	218
190	Plains All American Pipeline LP/PAA Finance Corp., 5.750%, 01/15/20	230
	Shell International Finance B.V., (Netherlands),
110	2.250%, 01/06/23	109
125	2.375%, 08/21/22	126
30	5.500%, 03/25/40	38
70	Suncor Energy, Inc., (Canada), 6.500%, 06/15/38	93
	Total Capital International S.A., (France),
110	1.550%, 06/28/17	112
65	2.700%, 01/25/23	66
73	Total Capital S.A., (France), 4.125%, 01/28/21	83
57	Valero Energy Corp., 6.625%, 06/15/37	70

		3,993

	Total Energy	4,672

	Financials — 2.3%
	Capital Markets — 0.4%
	Bank of New York Mellon Corp. (The),
100	2.950%, 06/18/15	105
95	3.550%, 09/23/21	104
100	4.150%, 02/01/21	112
100	BlackRock, Inc., 6.250%, 09/15/17	122
150	Credit Suisse USA, Inc., 5.125%, 08/15/15	166
	Goldman Sachs Group, Inc. (The),
210	3.300%, 05/03/15	219
225	4.750%, 07/15/13 (m)	230
40	5.750%, 01/24/22	47
255	6.250%, 02/01/41	313
100	7.500%, 02/15/19	126
100	Jefferies Group, Inc., 8.500%, 07/15/19	119
	Macquarie Group Ltd., (Australia),
80	6.250%, 01/14/21 (e)	89
100	7.300%, 08/01/14 (e)	108
	Morgan Stanley,
55	4.750%, 03/22/17	60
100	5.550%, 04/27/17	111
125	5.625%, 09/23/19	141

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Capital Markets — Continued
500	5.750%, 10/18/16	554
85	6.375%, 07/24/42	100
70	6.625%, 04/01/18	83
100	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	117
	UBS AG, (Switzerland),
150	5.750%, 04/25/18	178
195	5.875%, 12/20/17	232

		3,436

	Commercial Banks — 0.9%
	Bank of America Corp.,
140	1.500%, 10/09/15	141
50	3.750%, 07/12/16	53
80	3.875%, 03/22/17	87
30	5.000%, 05/13/21	34
100	5.420%, 03/15/17	109
130	5.625%, 07/01/20	154
585	5.650%, 05/01/18	681
40	5.875%, 02/07/42	50
500	7.625%, 06/01/19	640
120	Bank of Montreal, (Canada), 0.800%, 11/06/15	120
	Bank of Nova Scotia, (Canada),
49	3.400%, 01/22/15	51
150	4.375%, 01/13/21	174
	Barclays Bank plc, (United Kingdom),
150	5.200%, 07/10/14	160
160	6.050%, 12/04/17 (e)	177
63	BB&T Corp., 5.700%, 04/30/14	67
245	Credit Suisse, (Switzerland), 5.400%, 01/14/20	276
120	Deutsche Bank AG, (Germany), 3.250%, 01/11/16	127
200	DNB Bank ASA, (Norway), 3.200%, 04/03/17 (e)	213
200	DNB Boligkreditt AS, (Norway), 2.100%, 10/14/15 (e)	207
	HSBC Bank plc, (United Kingdom),
205	4.125%, 08/12/20 (e)	228
300	4.750%, 01/19/21 (e)	346
240	HSBC Holdings plc, (United Kingdom), 5.100%, 04/05/21	283
	Rabobank Nederland N.V., (Netherlands),
35	2.125%, 10/13/15	36
290	3.375%, 01/19/17	312
120	4.500%, 01/11/21	135

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
185	Royal Bank of Scotland plc (The), (United Kingdom), 4.875%, 03/16/15	199
130	Standard Chartered plc, (United Kingdom), 3.200%, 05/12/16 (e)	137
100	SunTrust Banks, Inc., 5.000%, 09/01/15	109
105	Svenska Handelsbanken AB, (Sweden), 4.875%, 06/10/14 (e)	111
200	Swedbank AB, (Sweden), 2.125%, 09/29/17 (e)	204
67	U.S. Bancorp, 4.125%, 05/24/21	76
50	UnionBanCal Corp., 5.250%, 12/16/13	52
200	Wachovia Corp., 5.750%, 02/01/18	240
	Wells Fargo & Co.,
70	1.500%, 07/01/15	71
105	1.500%, 01/16/18	105
70	3.500%, 03/08/22	75
630	SUB, 3.676%, 06/15/16	681

		6,921

	Consumer Finance — 0.3%
250	American Express Co., 7.000%, 03/19/18	316
150	American Honda Finance Corp., 7.625%, 10/01/18 (e)	195
250	Capital One Bank USA N.A., 8.800%, 07/15/19	339
115	Capital One Financial Corp., 4.750%, 07/15/21	133
85	Discover Financial Services, 6.450%, 06/12/17	99
	Ford Motor Credit Co. LLC,
270	2.750%, 05/15/15	275
400	3.000%, 06/12/17	411
100	6.625%, 08/15/17	117
200	HSBC Finance Corp., VAR, 0.590%, 01/15/14 (m)	199

		2,084

	Diversified Financial Services — 0.3%
	Citigroup, Inc.,
36	4.587%, 12/15/15	39
444	5.000%, 09/15/14	467
220	5.375%, 08/09/20	259
170	5.875%, 05/29/37	205
200	8.500%, 05/22/19	269
200	VAR, 0.581%, 06/09/16	189
65	CME Group, Inc., 5.750%, 02/15/14	69
35	ERAC USA Finance LLC, 4.500%, 08/16/21 (e)	38
	General Electric Capital Corp.,
200	4.625%, 01/07/21	227
150	5.625%, 05/01/18	178

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Financial Services — Continued
370	5.875%, 01/14/38	446

		2,386

	Insurance — 0.3%
100	ACE INA Holdings, Inc., 5.875%, 06/15/14	107
325	American International Group, Inc., 6.400%, 12/15/20	403
	Aon Corp.,
53	3.125%, 05/27/16	56
28	6.250%, 09/30/40	36
60	Berkshire Hathaway Finance Corp., 3.000%, 05/15/22	63
200	Berkshire Hathaway, Inc., 1.900%, 01/31/17	207
	CNA Financial Corp.,
15	5.850%, 12/15/14	16
30	5.875%, 08/15/20	36
100	6.500%, 08/15/16	115
	Hartford Financial Services Group, Inc.,
30	5.125%, 04/15/22	35
65	6.625%, 03/30/40	81
25	Lincoln National Corp., 4.850%, 06/24/21	28
	MetLife, Inc.,
25	4.125%, 08/13/42	25
100	4.750%, 02/08/21	116
100	Metropolitan Life Global Funding I, 3.125%, 01/11/16 (e)	106
100	New York Life Global Funding, 5.375%, 09/15/13 (e)	103
50	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	70
100	Principal Life Income Funding Trusts, 5.100%, 04/15/14	106
150	Prudential Financial, Inc., 5.800%, 11/16/41	175
25	Swiss Re Treasury U.S. Corp., 4.250%, 12/06/42 (e)	25
75	Travelers Property Casualty Corp., 7.750%, 04/15/26	105

		2,014

	Real Estate Investment Trusts (REITs) — 0.1%
135	Boston Properties LP, 3.850%, 02/01/23	142
60	CommonWealth REIT, 6.650%, 01/15/18	67
30	Duke Realty LP, 6.750%, 03/15/20	36
68	ERP Operating LP, 4.625%, 12/15/21	77
	HCP, Inc.,
44	2.625%, 02/01/20	44
30	3.150%, 08/01/22	30

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
125	5.375%, 02/01/21	142
45	Liberty Property LP, 3.375%, 06/15/23	44
	Simon Property Group LP,
85	2.750%, 02/01/23	85
17	5.650%, 02/01/20	20
100	6.125%, 05/30/18	122
70	Ventas Realty LP/Ventas Capital Corp., 4.250%, 03/01/22	74
100	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	124

		1,007

	Thrifts & Mortgage Finance — 0.0% (g)
190	Nationwide Building Society, (United Kingdom), 4.650%, 02/25/15 (e)	201

	Total Financials	18,049

	Health Care — 0.5%
	Biotechnology — 0.1%
	Amgen, Inc.,
150	4.100%, 06/15/21	166
40	4.950%, 10/01/41	44
65	5.650%, 06/15/42	78
100	Celgene Corp., 3.950%, 10/15/20	109
190	Gilead Sciences, Inc., 4.500%, 04/01/21	217

		614

	Health Care Providers & Services — 0.2%
	Aetna, Inc.,
45	2.750%, 11/15/22	45
50	4.500%, 05/15/42	52
80	AmerisourceBergen Corp., 3.500%, 11/15/21	86
	Cigna Corp.,
135	4.375%, 12/15/20	149
20	5.375%, 02/15/42	23
100	Coventry Health Care, Inc., 5.450%, 06/15/21	119
	Express Scripts Holding Co.,
120	3.125%, 05/15/16	126
175	4.750%, 11/15/21 (e)	199
45	Humana, Inc., 4.625%, 12/01/42	45
40	McKesson Corp., 2.700%, 12/15/22	40
100	Medco Health Solutions, Inc., 7.125%, 03/15/18	125
50	Roche Holdings, Inc., 7.000%, 03/01/39 (e)	75
	UnitedHealth Group, Inc.,
30	2.750%, 02/15/23	31
105	5.700%, 10/15/40	127

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Health Care Providers & Services — Continued
50	WellPoint, Inc., 4.625%, 05/15/42	52

		1,294

	Pharmaceuticals — 0.2%
	AbbVie, Inc.,
110	1.200%, 11/06/15 (e)	111
135	1.750%, 11/06/17 (e)	136
95	4.400%, 11/06/42 (e)	101
	Bristol-Myers Squibb Co.,
75	2.000%, 08/01/22	72
50	3.250%, 08/01/42	46
	GlaxoSmithKline Capital plc, (United Kingdom),
125	1.500%, 05/08/17	127
125	2.850%, 05/08/22	130
75	Merck & Co., Inc., 3.600%, 09/15/42	74
	Mylan, Inc.,
80	3.125%, 01/15/23 (e)	79
100	7.875%, 07/15/20 (e)	118
230	Pfizer, Inc., 6.200%, 03/15/19	291
	Teva Pharmaceutical Finance Co. B.V., (Netherlands),
75	2.950%, 12/18/22	76
90	3.650%, 11/10/21	96
	Watson Pharmaceuticals, Inc.,
120	3.250%, 10/01/22	123
35	4.625%, 10/01/42	36

		1,616

	Total Health Care	3,524

	Industrials — 0.6%
	Aerospace & Defense — 0.1%
125	General Dynamics Corp., 1.000%, 11/15/17	124
100	Honeywell International, Inc., 4.250%, 03/01/21	117
	Lockheed Martin Corp.,
140	2.125%, 09/15/16	145
200	4.250%, 11/15/19	226
	United Technologies Corp.,
100	4.500%, 06/01/42	111
180	5.400%, 05/01/35	223

		946

	Airlines — 0.0% (g)
22	American Airlines 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	23
89	Continental Airlines 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	99

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Airlines — Continued
106	Delta Air Lines 2007-1 Class A Pass-Through Trust, 6.821%, 08/10/22	119
17	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	19
15	Delta Air Lines 2011-1 Class A Pass-Through Trust, 5.300%, 04/15/19	16

		276

	Commercial Services & Supplies — 0.1%
50	Pitney Bowes, Inc., 5.000%, 03/15/15	52
	Waste Management, Inc.,
180	2.600%, 09/01/16	189
37	4.600%, 03/01/21	42
100	4.750%, 06/30/20	114

		397

	Industrial Conglomerates — 0.1%
61	Danaher Corp., 3.900%, 06/23/21	69
	General Electric Co.,
105	0.850%, 10/09/15	105
20	4.125%, 10/09/42	21
180	5.250%, 12/06/17	212
40	Koninklijke Philips Electronics N.V., (Netherlands), 5.750%, 03/11/18	48
	Pentair Finance S.A., (Luxembourg),
40	1.350%, 12/01/15 (e)	40
65	3.150%, 09/15/22 (e)	65

		560

	Machinery — 0.1%
	Caterpillar, Inc.,
66	3.803%, 08/15/42	66
100	3.900%, 05/27/21	112
35	Deere & Co., 3.900%, 06/09/42	36
	Eaton Corp.,
75	1.500%, 11/02/17 (e)	75
40	4.150%, 11/02/42 (e)	40

		329

	Road & Rail — 0.2%
	Burlington Northern Santa Fe LLC,
140	3.050%, 09/01/22	145
500	4.100%, 06/01/21	558
40	5.050%, 03/01/41	45
25	5.750%, 05/01/40	31
200	Canadian National Railway Co., (Canada), 6.375%, 11/15/37	283

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Road & Rail — Continued
	CSX Corp.,
35	4.100%, 03/15/44	35
55	4.750%, 05/30/42	59
150	7.375%, 02/01/19	191
391	Norfolk Southern Corp., 4.837%, 10/01/41	436
	Ryder System, Inc.,
43	3.500%, 06/01/17	46
20	3.600%, 03/01/16	21

		1,850

	Transportation Infrastructure — 0.0% (g)
200	Heathrow Funding Ltd., (United Kingdom), 2.500%, 06/25/15 (e)	207

	Total Industrials	4,565

	Information Technology — 0.2%
	Communications Equipment — 0.0% (g)
120	Cisco Systems, Inc., 5.500%, 01/15/40	152

	Computers & Peripherals — 0.0% (g)
120	Hewlett-Packard Co., 4.300%, 06/01/21	119

	Electronic Equipment, Instruments & Components — 0.0% (g)
150	Arrow Electronics, Inc., 6.000%, 04/01/20	170

	Internet Software & Services — 0.0% (g)
100	eBay, Inc., 3.250%, 10/15/20	108

	Office Electronics — 0.1%
	Xerox Corp.,
150	4.500%, 05/15/21	159
100	5.625%, 12/15/19	112

		271

	Semiconductors & Semiconductor Equipment — 0.0% (g)
92	Texas Instruments, Inc., 2.375%, 05/16/16	96

	Software — 0.1%
115	Microsoft Corp., 3.500%, 11/15/42	111
	Oracle Corp.,
235	2.500%, 10/15/22	237
30	6.125%, 07/08/39	40

		388

	Total Information Technology	1,304

	Materials — 0.2%
	Chemicals — 0.0% (g)
	Dow Chemical Co. (The),
95	4.125%, 11/15/21	104
38	4.250%, 11/15/20	42

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
150	Union Carbide Corp., 7.750%, 10/01/96	180

		326

	Construction Materials — 0.0% (g)
44	CRH America, Inc., 6.000%, 09/30/16	49

	Metals & Mining — 0.2%
	Barrick North America Finance LLC,
40	4.400%, 05/30/21	44
90	5.700%, 05/30/41	103
90	BHP Billiton Finance USA Ltd., (Australia), 1.875%, 11/21/16	93
55	Newcrest Finance Pty Ltd., (Australia), 4.200%, 10/01/22 (e)	57
35	Newmont Mining Corp., 4.875%, 03/15/42	36
	Rio Tinto Finance USA Ltd., (Australia),
150	2.500%, 05/20/16	157
100	4.125%, 05/20/21	110
35	8.950%, 05/01/14	39
30	Rio Tinto Finance USA plc, (United Kingdom), 2.875%, 08/21/22	30
45	Teck Resources Ltd., (Canada), 6.250%, 07/15/41	53
	Vale Overseas Ltd., (Cayman Islands),
30	4.375%, 01/11/22	32
295	4.625%, 09/15/20	320
	Xstrata Finance Canada Ltd., (Canada),
40	4.000%, 10/25/22 (e)	40
60	6.000%, 11/15/41 (e)	65

		1,179

	Paper & Forest Products — 0.0% (g)
30	International Paper Co., 6.000%, 11/15/41	35

	Total Materials	1,589

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.3%
	AT&T, Inc.,
60	2.625%, 12/01/22	60
345	6.300%, 01/15/38	443
100	British Telecommunications plc, (United Kingdom), 9.625%, 12/15/30	159
210	Cellco Partnership/Verizon Wireless Capital LLC, 8.500%, 11/15/18	289
	Deutsche Telekom International Finance B.V., (Netherlands),
355	2.250%, 03/06/17 (e)	364
100	6.750%, 08/20/18	124

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
45	France Telecom S.A., (France), 5.375%, 01/13/42	52
150	Telecom Italia Capital S.A., (Luxembourg), 6.175%, 06/18/14	158
100	Telefonica Emisiones S.A.U., (Spain), 6.221%, 07/03/17	111
	Verizon Communications, Inc.,
145	4.600%, 04/01/21	169
110	6.100%, 04/15/18	135
115	6.350%, 04/01/19	146

		2,210

	Wireless Telecommunication Services — 0.1%
	America Movil S.A.B. de C.V., (Mexico),
200	2.375%, 09/08/16	207
140	5.000%, 03/30/20	163
100	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	104
125	Vodafone Group plc, (United Kingdom), 5.625%, 02/27/17	147

		621

	Total Telecommunication Services	2,831

	Utilities — 0.7%
	Electric Utilities — 0.5%
200	Alabama Power Co., 3.850%, 12/01/42	197
100	Appalachian Power Co., 4.600%, 03/30/21	115
65	Baltimore Gas & Electric Co., 2.800%, 08/15/22	66
190	Commonwealth Edison Co., 3.400%, 09/01/21	205
80	Duke Energy Carolinas LLC, 4.300%, 06/15/20	91
	Duke Energy Corp.,
40	3.050%, 08/15/22	41
130	5.050%, 09/15/19	151
100	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	106
140	Entergy Arkansas, Inc., 3.750%, 02/15/21	153
50	Florida Power & Light Co., 5.950%, 10/01/33	65
145	Georgia Power Co., 3.000%, 04/15/16	155
35	Great Plains Energy, Inc., 4.850%, 06/01/21	39
100	Indiana Michigan Power Co., 7.000%, 03/15/19	126
210	LG&E and KU Energy LLC, 2.125%, 11/15/15	215
	Nevada Power Co.,
34	5.450%, 05/15/41	42
50	6.500%, 08/01/18	63
80	Nisource Finance Corp., 5.800%, 02/01/42	91
110	NV Energy, Inc., 6.250%, 11/15/20	129

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
60	Oglethorpe Power Corp., 5.375%, 11/01/40	70
70	Oncor Electric Delivery Co. LLC, 5.250%, 09/30/40	77
	Pacific Gas & Electric Co.,
30	4.450%, 04/15/42	32
40	5.400%, 01/15/40	48
100	6.050%, 03/01/34	129
	PacifiCorp,
190	2.950%, 02/01/22	199
10	5.650%, 07/15/18	12
200	Pennsylvania Electric Co., 6.050%, 09/01/17	234
50	PPL Capital Funding, Inc., 3.500%, 12/01/22	51
15	PPL WEM Holdings plc, (United Kingdom), 5.375%, 05/01/21 (e)	17
	Progress Energy, Inc.,
130	3.150%, 04/01/22	132
117	4.400%, 01/15/21	130
	Southern California Edison Co.,
40	4.500%, 09/01/40	45
100	6.650%, 04/01/29	132
200	Southwestern Public Service Co., 8.750%, 12/01/18	271
100	Tampa Electric Co., 2.600%, 09/15/22	101
95	Xcel Energy, Inc., 4.700%, 05/15/20	111

		3,841

	Gas Utilities — 0.0% (g)
	AGL Capital Corp.,
100	5.250%, 08/15/19	119
18	5.875%, 03/15/41	23
86	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	98
	DCP Midstream LLC,
35	5.350%, 03/15/20 (e)	39
50	9.750%, 03/15/19 (e)	66

		345

	Independent Power Producers & Energy Traders — 0.1%
94	Exelon Generation Co. LLC, 5.750%, 10/01/41	104
188	PSEG Power LLC, 5.125%, 04/15/20	217
65	Southern Power Co., 5.150%, 09/15/41	73

		394

	Multi-Utilities — 0.1%
80	Consolidated Edison Co. of New York, Inc., 5.850%, 04/01/18	97
235	Dominion Resources, Inc., 5.200%, 08/15/19	279

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Multi-Utilities — Continued
100	MidAmerican Energy Holdings Co., 5.750%, 04/01/18	121
	Sempra Energy,
100	2.300%, 04/01/17	104
75	2.875%, 10/01/22	75
100	9.800%, 02/15/19	140

		816

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
45	4.300%, 12/01/42	47
120	6.085%, 10/15/17	143
100	6.593%, 10/15/37	130

		320

	Total Utilities	5,716

	Total Corporate Bonds (Cost $47,054)	51,328

Foreign Government Security — 0.0% (g)
60	United Mexican States, (Mexico), 6.375%, 01/16/13 (Cost $60)	60

SHARES
Investment Companies — 16.4%
11	Cohen & Steers Infrastructure Fund, Inc.	198
1,779	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	16,221
676	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	16,321
676	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	7,087
5,234	JPMorgan High Yield Fund, Class R6 Shares (b)	42,550
746	JPMorgan International Realty Fund, Class R5 Shares (b)	7,530
1,237	JPMorgan Mid Cap Core Fund, Class R6 Shares (b)	22,130
1,389	JPMorgan Realty Income Fund, Institutional Class Shares (b)	16,150

	Total Investment Companies (Cost $105,809)	128,187

PRINCIPAL AMOUNT($)
Mortgage Pass-Through Securities — 0.9%
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
97	5.500%, 02/01/24	106
5	6.000%, 04/01/14	5

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
1	6.500%, 03/01/13 - 06/01/13	1
1	7.000%, 06/01/13	1
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
119	6.500%, 11/01/22 - 03/01/26	133
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
410	4.500%, 05/01/41	442
61	6.000%, 12/01/36	66
4	7.000%, 02/01/26	5
15	7.500%, 05/01/26 - 08/01/27	18
10	8.000%, 04/01/25 - 05/01/25	12
9	8.500%, 07/01/26	10
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
11	7.000%, 12/01/14 - 03/01/16	12
	Federal National Mortgage Association, 15 Year, Single Family,
29	4.500%, 05/01/19	31
35	5.000%, 10/01/19	38
311	6.000%, 01/01/14 - 01/01/24	334
1	6.500%, 04/01/13	1
2	7.000%, 06/01/13	2
	Federal National Mortgage Association, 30 Year, Single Family,
182	5.000%, 03/01/36	199
406	6.000%, 12/01/32 - 04/01/35	457
375	6.500%, 02/01/26 - 10/01/38	421
172	7.000%, 03/01/26 - 04/01/37	199
26	7.500%, 05/01/26 - 11/01/26	27
39	8.000%, 11/01/22 - 06/01/24	46
18	8.500%, 11/01/18	19
18	9.000%, 08/01/24	22
	Federal National Mortgage Association, Other,
250	0.000%, 01/01/23	253
150	0.000%, 01/01/23	150
100	2.400%, 12/01/22	101
144	2.490%, 10/01/17	153
98	3.030%, 12/01/21	106
200	3.370%, 11/01/20	219
200	3.380%, 01/01/18	220
200	3.480%, 12/01/20	221
150	3.590%, 10/01/20	167
988	3.730%, 06/01/18	1,113
243	3.810%, 01/01/19	270
294	4.330%, 04/01/21	342
242	4.369%, 02/01/20	281

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except for number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
294	4.640%, 01/01/21	346
	Government National Mortgage Association II, 30 Year, Single Family,
8	8.000%, 07/20/28	9
35	8.500%, 09/20/25	43
7	Government National Mortgage Association, 15 Year, Single Family, 6.500%, 09/15/13	8
	Government National Mortgage Association, 30 Year, Single Family,
58	6.500%, 01/15/24 - 03/15/28	67
109	7.000%, 04/15/24 - 05/15/26	129
20	7.500%, 06/15/25 - 05/15/26	21
32	8.000%, 04/15/24 - 09/15/27	36
66	8.500%, 06/15/22 - 12/15/22	78
3	10.000%, 07/15/18	3

	Total Mortgage Pass-Through Securities (Cost $6,459)	6,943

Municipal Bonds — 0.1% (t)
	New York — 0.0% (g)
35	New York State Dormitory Authority, Build America Bonds, Rev., 5.600%, 03/15/40	43
150	Port Authority of New York & New Jersey, Taxable Construction 164th, Rev., 5.647%, 11/01/40	180

		223

	Ohio — 0.1%
210	American Municipal Power, Inc., Build America Bonds, Rev., 7.499%, 02/15/50	284

	Total Municipal Bonds (Cost $395)	507

Supranational — 0.0% (g)
64	Corp. Andina de Fomento, 3.750%, 01/15/16 (Cost $64)	68

U.S. Government Agency Securities — 0.0% (g)
	Tennessee Valley Authority,
44	4.625%, 09/15/60	53
65	5.250%, 09/15/39	85

	Total U.S. Government Agency Securities (Cost $108)	138

U.S. Treasury Obligations — 7.3%
	U.S. Treasury Bonds,
55	2.750%, 08/15/42 (m)	53
3,000	5.375%, 02/15/31 (m)	4,282
2,500	6.000%, 02/15/26 (m)	3,618
4,000	6.250%, 08/15/23 (m)	5,735
3,000	U.S. Treasury Bonds, STRIPS, 08/15/16 (m)	2,947
100	U.S. Treasury Inflation Indexed Notes, 1.250%, 04/15/14	113

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	U.S. Treasury Notes,
30	0.250%, 11/30/13 (k)	30
155	0.625%, 11/30/17 (m)	154
8,000	1.000%, 11/30/19 (m)	7,924
4,000	1.375%, 11/30/15 (m)	4,118
2,000	2.625%, 12/31/14 (m)	2,094
6,000	2.625%, 01/31/18 (m)	6,566
5,515	2.875%, 01/31/13 (k)	5,528
600	3.125%, 10/31/16 (m)	659
4,000	4.250%, 08/15/15 (m)	4,407
8,000	4.750%, 05/15/14 (m)	8,494

	Total U.S. Treasury Obligations (Cost $54,178)	56,722

SHARES
Short-Term Investments — 3.0%
	Investment Company — 3.0%
23,086	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $23,086)	23,086

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligations — 0.0% (g)
	U.S. Treasury Bills,
30	0.096%, 01/17/13 (k) (n)	30
230	0.130%, 05/30/13 (k) (n)	230

	Total U.S. Treasury Obligations (Cost $259)	260

	Total Short-Term Investments (Cost $23,345)	23,346

	Total Investments — 99.9% (Cost $672,100)	779,848
	Other Assets in Excess of Liabilities — 0.1%	908

	NET ASSETS — 100.0%	$780,756

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	78.9%
United Kingdom	3.9
Japan	2.5
Switzerland	2.0
Germany	1.4
France	1.4
Netherlands	1.3
China	1.2
Others (each less than 1.0%)	7.4

*	Percentage indicated are based upon total investments as of December 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	DECEMBER 31, 2012

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
105	Amsterdam Exchanges Index	01/18/13	$9,510	$(31)
116	TOPIX Index	03/07/13	11,535	1,046
38	S&P/Toronto 60 Index	03/14/13	5,435	77
54	10 Year Australian Government Bond	03/15/13	6,915	(67)
38	DAX Index	03/15/13	9,553	(39)
286	Dow Jones Euro STOXX 50 Index	03/15/13	9,872	(99)
7	E-mini Russell 2000	03/15/13	593	13
137	E-mini S&P 500	03/15/13	9,728	(92)
39	10 Year U.S. Treasury Note	03/19/13	5,178	(26)
9	30 Year U.S. Treasury Bond	03/19/13	1,328	(12)
31	SFE SPI 200 Index	03/21/13	3,715	1
15	2 Year U.S. Treasury Note	03/28/13	3,307	— (h)
	Short Futures Outstanding
(123)	CAC 40 10 Euro	01/18/13	(5,913)	— (h)
(345)	OMXS 30 Index	01/18/13	(5,877)	(1)
(25)	Hang Seng Index	01/30/13	(3,657)	(22)
(6)	10 Year Japanese Government Bond	03/11/13	(9,948)	53
(30)	E-mini Russell 2000	03/15/13	(2,540)	(27)
(157)	FTSE 100 Index	03/15/13	(14,915)	163
(35)	10 Year U.S. Treasury Note	03/19/13	(4,647)	12
(127)	5 Year U.S. Treasury Note	03/28/13	(15,800)	(19)

				$930

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 12/31/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
72,827 7,533,086	EUR for JPY	Union Bank of Switzerland AG	02/28/13	$87	#	$96	#	$9
84,615 9,444,633	EUR for JPY	Westpac Banking Corp.	02/28/13	109	#	112	#	3
2,978,909	AUD	Citibank, N.A.	02/28/13	3,064		3,081		17
296,634	AUD	Goldman Sachs International	02/28/13	309		307		(2)
284,369	AUD	Union Bank of Switzerland AG	02/28/13	297		294		(3)
688,966	CHF	Citibank, N.A.	02/28/13	732		754		22
3,701,517	DKK	Goldman Sachs International	02/28/13	636		656		20
155,391	EUR	Deutsche Bank AG	02/28/13	198		205		7
592,990	EUR	Goldman Sachs International	02/28/13	770		783		13
90,000	EUR	HSBC Bank, N.A.	02/28/13	116		119		3
74,278	EUR	Union Bank of Switzerland AG	02/28/13	95		98		3
106,538	EUR	Westpac Banking Corp.	02/28/13	140		141		1
321,027	GBP	Goldman Sachs International	02/28/13	515		521		6
42,200,151	JPY	Citibank, N.A.	02/28/13	500		488		(12)
31,870,447	JPY	Goldman Sachs International	02/28/13	388		368		(20)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 12/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
20,460,754	JPY	HSBC Bank, N.A.	02/28/13	$251	$236	$(15)
2,718,608	NOK	HSBC Bank, N.A.	02/28/13	473	488	15
1,302,678	SEK	Royal Bank of Canada	02/28/13	192	200	8
1,103,417	SGD	Royal Bank of Canada	02/28/13	901	903	2
				$9,773	$9,850	$77

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 12/31/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
29,429	AUD	Westpac Banking Corp.	02/28/13	$30	$30	$— (h)
524,872	CAD	Citibank, N.A.	02/28/13	525	527	(2)
160,532	CHF	Deutsche Bank AG	02/28/13	172	176	(4)
220,000	EUR	BNP Paribas	02/28/13	286	291	(5)
389,411	EUR	Deutsche Bank AG	02/28/13	504	514	(10)
257,786	EUR	Goldman Sachs International	02/28/13	330	341	(11)
83,302	EUR	Societe Generale	02/28/13	108	109	(1)
201,823	GBP	BNP Paribas	02/28/13	323	327	(4)
316,950	GBP	Deutsche Bank AG	02/28/13	508	515	(7)
1,775,765	GBP	Goldman Sachs International	02/28/13	2,824	2,884	(60)
1,191,097	HKD	Barclays Bank plc	02/28/13	154	154	— (h)
1,920,000	HKD	Deutsche Bank AG	02/28/13	248	248	— (h)
9,890,003	HKD	HSBC Bank, N.A.	02/28/13	1,276	1,276	— (h)
20,590,412	JPY	BNP Paribas	02/28/13	254	238	16
30,965,605	JPY	Credit Suisse International	02/28/13	377	357	20
41,126,857	JPY	Royal Bank of Canada	02/28/13	486	475	11
12,258,678	JPY	Westpac Banking Corp.	02/28/13	149	142	7
210,124	NZD	HSBC Bank, N.A.	02/28/13	170	173	(3)
1,132,450	SEK	Deutsche Bank AG	02/28/13	170	174	(4)
				$8,894	$8,951	$(57)

#	For cross-currency exchange contracts, the settlement value is the U.S. dollar market value at 12/31/12 of the currency being sold, and the value at 12/31/12 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	DECEMBER 31, 2012

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CMBS	— Commercial Mortgage Backed Security
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2012. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
NOK	— Norwegian Krone
NVDR	— Non Voting Depositary Receipt
NZD	— New Zealand Dollar
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue Bond
SEK	— Swedish Krona
SGD	— Singapore Dollar

STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2012.
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2012.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements is approximately $130,756,000 and 16.8% respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as the Funds’ website.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	35

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$628,773
Investments in affiliates, at value	151,075

Total investment securities, at value	779,848
Cash	2,468
Foreign currency, at value	126
Deposits at broker for futures contracts	15
Receivables:
Investment securities sold	725
Fund shares sold	481
Interest and dividends from non-affiliates	1,789
Dividends from affiliates	471
Tax reclaims	75
Variation margin on futures contracts	1,031
Unrealized appreciation on forward foreign currency exchange contracts	183
Other assets	15

Total Assets	787,227

LIABILITIES:
Payables:
Dividends	81
Investment securities purchased	1,713
Fund shares redeemed	4,006
Unrealized depreciation on forward foreign currency exchange contracts	163
Accrued liabilities:
Investment advisory fees	203
Shareholder servicing fees	43
Distribution fees	39
Custodian and accounting fees	53
Other	170

Total Liabilities	6,471

Net Assets	$780,756

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	DECEMBER 31, 2012

Diversified Fund
NET ASSETS:
Paid-in-Capital	$679,724
Accumulated undistributed (distributions in excess of) net investment income	(530)
Accumulated net realized gains (losses)	(7,120)
Net unrealized appreciation (depreciation)	108,682

Total Net Assets	$780,756

Net Assets:
Class A	$135,398
Class B	3,390
Class C	12,622
Institutional Class	567,630
Select Class	61,716

Total	$780,756

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,105
Class B	227
Class C	852
Institutional Class	38,069
Select Class	4,134

Net Asset Value (a):
Class A — Redemption price per share	$14.87
Class B — Offering price per share (b)	14.92
Class C — Offering price per share (b)	14.82
Institutional Class — Offering and redemption price per share	14.91
Select Class — Offering and redemption price per share	14.93
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.57

Cost of investments in non-affiliates	$543,386
Cost of investments in affiliates	128,714
Cost of foreign currency	124

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	37

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,303
Dividend income from non-affiliates	4,781
Dividend income from affiliates	2,793
Foreign taxes withheld	(83)

Total investment income	10,794

EXPENSES:
Investment advisory fees	1,890
Administration fees	296
Distribution fees:
Class A	166
Class B	14
Class C	43
Shareholder servicing fees:
Class A	166
Class B	5
Class C	14
Institutional Class	239
Select Class	76
Custodian and accounting fees	186
Professional fees	42
Interest expense to affiliates	1
Trustees’ and Chief Compliance Officer’s fees	3
Printing and mailing costs	29
Registration and filing fees	34
Transfer agent fees	150
Other	13

Total expenses	3,367

Less amounts waived	(1,060)

Net expenses	2,307

Net investment income (loss)	8,487

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	8,952 (a)
Investment in affiliates	600
Futures	797
Foreign currency transactions	169

Net realized gain (loss)	10,518

Distributions of capital gains received from investment company affiliates	592

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	28,053 (b)
Investments in affiliates	5,195
Futures	(309)
Foreign currency translations	(113)

Change in net unrealized appreciation/depreciation	32,826

Net realized/unrealized gains (losses)	43,936

Change in net assets resulting from operations	$52,423

(a)	Net of India Capital Gains Tax of approximately $(1,000).
(b)	Net of change in India Capital Gains Tax of approximately $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	DECEMBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,487	$17,652
Net realized gain (loss)	10,518	5,177
Distributions of capital gains received from investment company affiliates	592	1,001
Change in net unrealized appreciation/depreciation	32,826	(11,822)

Change in net assets resulting from operations	52,423	12,008

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,790)	(3,027)
From net realized gains	(2,613)	(37)
Class B
From net investment income	(39)	(103)
From net realized gains	(65)	(2)
Class C
From net investment income	(138)	(180)
From net realized gains	(245)	(3)
Institutional Class
From net investment income	(7,741)	(13,545)
From net realized gains	(10,101)	(143)
Select Class
From net investment income	(877)	(1,620)
From net realized gains	(1,208)	(17)

Total distributions to shareholders	(24,817)	(18,677)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	102,528	(78,561)

NET ASSETS:
Change in net assets	130,134	(85,230)
Beginning of period	650,622	735,852

End of period	$780,756	$650,622

Accumulated undistributed (distributions in excess of) net investment income	$(530)	$1,568

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,762	$24,625
Dividends and distributions reinvested	3,916	2,741
Cost of shares redeemed	(10,779)	(30,870)

Change in net assets resulting from Class A capital transactions	$899	$(3,504)

Class B
Proceeds from shares issued	$60	$57
Dividends and distributions reinvested	103	103
Cost of shares redeemed	(1,158)	(4,859)

Change in net assets resulting from Class B capital transactions	$(995)	$(4,699)

Class C
Proceeds from shares issued	$2,607	$2,975
Dividends and distributions reinvested	305	142
Cost of shares redeemed	(1,283)	(2,081)

Change in net assets resulting from Class C capital transactions	$1,629	$1,036

Institutional Class
Proceeds from shares issued	$111,704	$54,702
Dividends and distributions reinvested	16,816	12,792
Cost of shares redeemed	(27,795)	(124,715)

Change in net assets resulting from Institutional Class capital transactions	$100,725	$(57,221)

Select Class
Proceeds from shares issued	$4,454	$9,502
Dividends and distributions reinvested	1,302	1,036
Cost of shares redeemed	(5,486)	(24,711)

Change in net assets resulting from Select Class capital transactions	$270	$(14,173)

Total change in net assets resulting from capital transactions	$102,528	$(78,561)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	DECEMBER 31, 2012

	Diversified Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	525	1,766
Reinvested	264	203
Redeemed	(731)	(2,238)

Change in Class A Shares	58	(269)

Class B
Issued	4	4
Reinvested	7	8
Redeemed	(79)	(349)

Change in Class B Shares	(68)	(337)

Class C
Issued	175	215
Reinvested	21	11
Redeemed	(87)	(151)

Change in Class C Shares	109	75

Institutional Class
Issued	7,463	3,945
Reinvested	1,130	945
Redeemed	(1,869)	(8,545)

Change in Institutional Class Shares	6,724	(3,655)

Select Class
Issued	302	674
Reinvested	87	76
Redeemed	(371)	(1,803)

Change in Select Class Shares	18	(1,053)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Diversified Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$14.26	$0.16	(h)	$0.94	$1.10	$(0.20)	$(0.29)	$(0.49)
Year Ended June 30, 2012	14.46	0.30	(h)	(0.18)	0.12	(0.32)	— (i)	(0.32)
Year Ended June 30, 2011	12.08	0.27	(h)	2.38	2.65	(0.27)	—	(0.27)
Year Ended June 30, 2010	10.71	0.24	(h)	1.35	1.59	(0.22)	—	(0.22)
Year Ended June 30, 2009	13.23	0.26	(h)	(2.28)	(2.02)	(0.21)	(0.29)	(0.50)
Year Ended June 30, 2008	15.68	0.30		(1.12)	(0.82)	(0.30)	(1.33)	(1.63)

Class B
Six Months Ended December 31, 2012 (Unaudited)	14.30	0.11	(h)	0.96	1.07	(0.16)	(0.29)	(0.45)
Year Ended June 30, 2012	14.49	0.22	(h)	(0.17)	0.05	(0.24)	— (i)	(0.24)
Year Ended June 30, 2011	12.10	0.20	(h)	2.38	2.58	(0.19)	—	(0.19)
Year Ended June 30, 2010	10.72	0.18	(h)	1.35	1.53	(0.15)	—	(0.15)
Year Ended June 30, 2009	13.24	0.20	(h)	(2.28)	(2.08)	(0.15)	(0.29)	(0.44)
Year Ended June 30, 2008	15.69	0.22		(1.12)	(0.90)	(0.22)	(1.33)	(1.55)

Class C
Six Months Ended December 31, 2012 (Unaudited)	14.22	0.12	(h)	0.94	1.06	(0.17)	(0.29)	(0.46)
Year Ended June 30, 2012	14.43	0.23	(h)	(0.18)	0.05	(0.26)	— (i)	(0.26)
Year Ended June 30, 2011	12.06	0.21	(h)	2.37	2.58	(0.21)	—	(0.21)
Year Ended June 30, 2010	10.70	0.18	(h)	1.34	1.52	(0.16)	—	(0.16)
Year Ended June 30, 2009	13.22	0.20	(h)	(2.27)	(2.07)	(0.16)	(0.29)	(0.45)
Year Ended June 30, 2008	15.68	0.22		(1.12)	(0.90)	(0.23)	(1.33)	(1.56)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	14.29	0.19	(h)	0.95	1.14	(0.23)	(0.29)	(0.52)
Year Ended June 30, 2012	14.49	0.37	(h)	(0.18)	0.19	(0.39)	— (i)	(0.39)
Year Ended June 30, 2011	12.10	0.34	(h)	2.38	2.72	(0.33)	—	(0.33)
Year Ended June 30, 2010	10.73	0.30	(h)	1.35	1.65	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.25	0.31	(h)	(2.28)	(1.97)	(0.26)	(0.29)	(0.55)
Year Ended June 30, 2008	15.70	0.37		(1.11)	(0.74)	(0.38)	(1.33)	(1.71)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	14.31	0.17	(h)	0.95	1.12	(0.21)	(0.29)	(0.50)
Year Ended June 30, 2012	14.51	0.33	(h)	(0.17)	0.16	(0.36)	— (i)	(0.36)
Year Ended June 30, 2011	12.12	0.31	(h)	2.38	2.69	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.74	0.27	(h)	1.36	1.63	(0.25)	—	(0.25)
Year Ended June 30, 2009	13.26	0.29	(h)	(2.28)	(1.99)	(0.24)	(0.29)	(0.53)
Year Ended June 30, 2008	15.71	0.35		(1.13)	(0.78)	(0.34)	(1.33)	(1.67)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earning credits (f)	Portfolio turnover rate (c)(g)

$14.87	7.77%	$135,398	1.02%	2.09%	1.27%	28%
14.26	1.04	128,999	1.02	2.17	1.27	66
14.46	22.03	134,738	0.99	1.98	1.27	76
12.08	14.81	107,188	1.00	1.95	1.38	70
10.71	(15.04)	95,028	1.11	2.36	1.40	165
13.23	(5.68)	134,183	1.14	2.04	1.33	234

14.92	7.55	3,390	1.53	1.53	1.77	28
14.30	0.52	4,217	1.53	1.60	1.77	66
14.49	21.41	9,163	1.50	1.43	1.77	76
12.10	14.27	12,892	1.51	1.44	1.88	70
10.72	(15.51)	18,025	1.62	1.81	1.89	165
13.24	(6.20)	37,605	1.65	1.51	1.83	234

14.82	7.52	12,622	1.53	1.62	1.76	28
14.22	0.49	10,566	1.53	1.67	1.77	66
14.43	21.48	9,647	1.51	1.52	1.77	76
12.06	14.20	3,938	1.51	1.45	1.87	70
10.70	(15.46)	2,841	1.61	1.85	1.90	165
13.22	(6.24)	3,636	1.65	1.53	1.83	234

14.91	8.05	567,630	0.53	2.61	0.87	28
14.29	1.53	447,930	0.53	2.65	0.87	66
14.49	22.64	507,286	0.50	2.49	0.87	76
12.10	15.33	305,192	0.51	2.45	0.97	70
10.73	(14.60)	124,261	0.62	2.83	1.00	165
13.25	(5.20)	236,864	0.65	2.55	0.93	234

14.93	7.93	61,716	0.77	2.34	1.02	28
14.31	1.27	58,910	0.77	2.40	1.02	66
14.51	22.32	75,018	0.74	2.22	1.02	76
12.12	15.14	61,264	0.75	2.20	1.12	70
10.74	(14.79)	50,070	0.86	2.60	1.15	165
13.26	(5.43)	77,601	0.89	2.31	1.08	234

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Effective November 1, 2009, Class B Shares of the Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end or closed-end investment companies, including JPMorgan Funds (the “Underlying Funds”), are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.

44	J.P. MORGAN FUNDS	DECEMBER 31, 2012

The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless the Fund’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Value is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$45,611	$18,936	$—		$64,547
Consumer Staples	18,102	13,736	—	(a)	31,838
Energy	29,624	14,245	—		43,869
Financials	53,380	30,068	—		83,448
Health Care	37,264	10,066	—		47,330
Industrials	33,626	14,314	—		47,940
Information Technology	58,502	13,826	—		72,328
Materials	11,959	12,443	—		24,402
Telecommunication Services	4,433	4,228	—		8,661
Utilities	8,138	2,515	—		10,653

Total Common Stocks	300,639	134,377	—	(a)	435,016

Preferred Stocks
Consumer Discretionary	—	1,445	—		1,445
Consumer Staples	—	1,456	—		1,456
Financials	—	598	—		598

Total Preferred Stocks	—	3,499	—		3,499

Debt Securities
Asset-Backed Securities	—	22,794	—		22,794
Collateralized Mortgage Obligations
Agency CMO	—	34,107	—		34,107
Non-Agency CMO	—	13,750	—		13,750

Total Collateralized Mortgage Obligations	—	47,857	—		47,857

DECEMBER 31, 2012	J.P. MORGAN FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Commercial Mortgage-Backed Securities	$—	$3,383	$—	$3,383
Corporate Bonds
Consumer Discretionary	—	5,608	—	5,608
Consumer Staples	—	3,470	—	3,470
Energy	—	4,672	—	4,672
Financials	—	18,049	—	18,049
Health Care	—	3,524	—	3,524
Industrials	—	4,289	276	4,565
Information Technology	—	1,304	—	1,304
Materials	—	1,589	—	1,589
Telecommunication Services	—	2,831	—	2,831
Utilities	—	5,716	—	5,716

Total Corporate Bonds	—	51,052	276	51,328

Foreign Government Security	—	60	—	60
Mortgage Pass-Through Securities	—	6,943	—	6,943
Municipal Bonds	—	507	—	507
Supranational	—	68	—	68
U.S. Government Agency Securities	—	138	—	138
U.S. Treasury Obligations	—	56,722	—	56,722
Investment Companies	128,187	—	—	128,187
Short-Term Investments
Investment Company	23,086	—	—	23,086
U.S. Treasury Obligations	—	260	—	260

Total Investments in Securities	$451,912	$327,660	$276	$779,848

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$183	$—	$183
Futures Contracts	1,365	—	—	1,365

Total Appreciation in Other Financial Instruments	$1,365	$183	$—	$1,548

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(163)	$—	$(163)
Futures Contracts	(435)	—	—	(435)

Total Depreciation in Other Financial Instruments	$(435)	$(163)	$—	$(598)

(a)	Value is zero.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 06/30/12		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases (1)	Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/12
Investments in Securities
Common Stocks — Consumer Staples	$—	(a)	$—	$—	$—		$—	$—	$—	$—	$—	(a)
Corporate Bonds — Industrials	277		—	7	—	(b)	—	(8)	—	—	276

Total	$277		$—	$7	$—	(b)	$—	$(8)	$—	$—	$276

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.
(b)	Amount rounds to less than $1,000.

46	J.P. MORGAN FUNDS	DECEMBER 31, 2012

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2012, which were valued using significant unobservable inputs (Level 3) amounted to approximately $7,000. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

The value and percentage of net assets of illiquid securities as of December 31, 2012, was $0 and 0.0%, respectively.

As of December 31, 2012, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — The Fund uses treasury, index or other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity and minimize transactions costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2012 (amounts in thousands):

	Average Notional Balance	Ending Notional Balance
Long Futures Contracts:
Equity	$33,555	$59,941
Interest Rate	18,290	16,728

Short Futures Contracts:
Equity	18,865	32,902
Interest Rate	21,373	30,395

D. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the

DECEMBER 31, 2012	J.P. MORGAN FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the six months ended December 31, 2012 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Notional Balance Long	$11,523
Ending Notional Balance Long	9,773
Average Notional Balance Short	10,136
Ending Notional Balance Short	8,894

E. Summary of Derivatives Information — The following table presents the value of derivatives held as of December 31, 2012, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Future Contracts (a)	Forward Foreign Currency Exchange Contracts
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$65	$—
Foreign exchange contracts	Receivables	—	183
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,300	—

Total		$1,365	$183

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(124)	$—
Foreign exchange contracts	Payables	—	(163)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(311)	—

Total		$(435)	$(163)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended December 31, 2012, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$88	$—	$88
Foreign exchange contracts	—	151	151
Equity contracts	709	—	709

Total	$797	$151	$948

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(80)	$—	$(80)
Foreign exchange contracts	—	(93)	(93)
Equity contracts	(229)	—	(229)

Total	$(309)	$(93)	$(402)

The Fund’s derivatives contracts held at December 31, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds which are advised by JPMIM or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the purchases and sales amounts in the table below are

48	J.P. MORGAN FUNDS	DECEMBER 31, 2012

exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized gains, if any, by the Underlying Funds (amounts in thousands):

	For the six months ended December 31, 2012
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
Diversified Fund
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$—	$16,865	$4,200	$315	$509	1,779	$16,221
JPMorgan Emerging Markets Debt Fund, Select Class Shares	15,979	—	13,754	—	—	—	—
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	12,351	2,393	—	—	93	676	16,321
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	7,020	—	6	14	676	7,087
JPMorgan High Yield Fund, Class R6 Shares	41,546	6,574	6,900	468	1,415	5,234	42,550
JPMorgan International Realty Fund, Class R5 Shares	—	5,878	450	75	423	746	7,530
JPMorgan International Realty Fund, Select Class Shares	6,624	—	5,455	—	—	—	—
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	21,730	—	252	243	1,237	22,130
JPMorgan Prime Money Market Fund, Institutional Class Shares	28,747	209,585	215,246	—	12	23,086	23,086
JPMorgan Realty Income Fund, Institutional Class Shares	13,435	2,558	—	76	84	1,389	16,150

	$118,682			$1,192	$2,793		$151,075

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and/or realized gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publically available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class.

The Fund invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. In particular, the Fund is subject to a tax imposed on short-term capital gains on securities of certain issuers domiciled in India. If applicable, the Fund records an estimated deferred tax liability included in Deferred India capital gains tax in the accompanying Statement of Assets and Liabilities for net unrealized gains on these securities in an amount payable if these securities were disposed of at period end. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2012, the annualized effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75%, and 0.75% of the average daily net assets of Class A, Class B, and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2012, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$6	$1

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

50	J.P. MORGAN FUNDS	DECEMBER 31, 2012

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
1.14%	1.65%	1.65%	0.65%	0.89%

The expense limitation agreement was in effect for the six months ended December 31, 2012. The expense limitation percentages in the table above are in place until at least October 31, 2013. In addition, the Fund’s service providers have voluntarily waived fees during the six months ended December 31, 2012. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Shareholder Servicing	Total
$409	$249	$658

Voluntary Waivers
Investment Advisory	Administration	Total
$86	$296	$382

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2012, was approximately $20,000.

The Underlying Funds may impose separate advisory and a shareholder servicing fees. The Fund’s Advisor and/or Distributor have agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds. These waivers will be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G. Collateral Management Fees — JPMCB provides derivative collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Other expenses on the Statement of Operations.

H. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the six months ended December 31, 2012, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$234,324	$178,876	$33,537	$3,955

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$672,100	$115,373	$7,625	$107,748

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after June 30, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the Fund did not have any pre-enactment or post-enactment net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

52	J.P. MORGAN FUNDS	DECEMBER 31, 2012

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	53

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Diversified Fund
Class A
Actual	$1,000.00	$1,077.70	$5.34	1.02%
Hypothetical	1,000.00	1,020.06	5.19	1.02
Class B
Actual	1,000.00	1,075.50	8.00	1.53
Hypothetical	1,000.00	1,017.49	7.78	1.53
Class C
Actual	1,000.00	1,075.20	8.00	1.53
Hypothetical	1,000.00	1,017.49	7.78	1.53
Institutional Class
Actual	1,000.00	1,080.50	2.78	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53
Select Class
Actual	1,000.00	1,079.30	4.04	0.77
Hypothetical	1,000.00	1,021.32	3.92	0.77

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

54	J.P. MORGAN FUNDS	DECEMBER 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Fund, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund, including the benefits received by the Advisor and its affiliates in connection with the Fund’s investments in underlying J.P. Morgan Funds in which the Fund invests (“Underlying Funds”). The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to U.S. equity securities transactions it executes for the Fund and/or certain Underlying Funds that invest primarily in U.S. equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratios at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the

56	J.P. MORGAN FUNDS	DECEMBER 31, 2012

Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the third, third and first quintiles for Class A shares and in the third, second and first quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2012	J.P. MORGAN FUNDS	57

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	SAN-DIV-1212

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2012 (Unaudited)

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the six months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. treasury yields remain low

Yields for U.S. Treasury securities remained at historically low levels throughout the six-month period. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended December 31, 2012.

International stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the six months ended December 31, 2012.

Investment implications for the U.S. debt and deficit negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Accommodative policies from the U.S. Federal Reserve and improving economic data helped U.S. equity markets rally during the reporting period. In September, The U.S. Federal Reserve announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the equity rally, but U.S. stocks across most market capitalizations and investment styles finished the reporting period with gains. The S&P 500 Index returned 5.95% for the six months ended December 31, 2012. U.S. large-cap value stocks outperformed U.S. large-cap growth stocks.

2	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	6.70%
S&P 500 Index	5.95%

Net Assets as of 12/31/2012 (In Thousands)	$1,292,652

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the consumer cyclical and banks and brokers sectors was the main contributor to relative performance. The Fund’s stock selection in the industrial cyclical and basic materials sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Bank of America Corp., Fluor Corp. and PulteGroup, Inc. Shares of Bank of America Corp. benefited as investors reacted positively to the company’s ability to absorb mortgage-related losses.

Shares of Fluor Corp., which provides engineering, procurement, construction and maintenance services, benefited after the company increased its outlook for fiscal 2012 earnings. Shares of homebuilder PulteGroup, Inc. benefited as the U.S. housing market showed signs of recovery.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Norfolk Southern Corp., CSX Corp. and Wells Fargo & Co. Norfolk Southern Corp. and CSX Corp. are railroad operators. The stocks declined as each company’s earnings were hurt by soft coal demand. Financial services company Wells Fargo & Co. reported better-than-expected earnings, but the profitability of its mortgage business disappointed investors, which caused the stock to decline.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.5%
2.	Wells Fargo & Co.	2.1
3.	Merck & Co., Inc.	2.1
4.	Google, Inc., Class A	2.0
5.	United Technologies Corp.	1.9
6.	Bank of America Corp.	1.9
7.	Microsoft Corp.	1.8
8.	Chevron Corp.	1.7
9.	Citigroup, Inc.	1.5
10.	Pfizer, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.2%
Financials	14.5
Consumer Discretionary	13.5
Health Care	11.8
Industrials	11.1
Energy	10.7
Consumer Staples	9.1
Materials	3.2
Utilities	3.1
Telecommunication Services	1.6
U.S Treasury Obligation	0.2
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		6.50%	16.70%	2.21%	7.09%
With Sales Charge**		0.88	10.54	1.11	6.52
CLASS R6 SHARES	3/24/03	6.75	17.30	2.74	7.66
INSTITUTIONAL CLASS SHARES	1/3/97	6.70	17.20	2.64	7.56
SELECT CLASS SHARES	9/10/01	6.58	16.96	2.47	7.39

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.98%
Russell 1000 Growth Index	4.71%

Net Assets as of 12/31/2012 (In Thousands)	$39,104

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the energy sector and underweight versus the Benchmark in the consumer staples sector were the main contributors to relative performance. The Fund’s stock selection and underweight versus the Benchmark in the consumer discretionary sector and stock selection in the health care sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in ARM Holdings plc, Cameron International Corp. and Kansas City Southern. Shares of ARM Holdings plc, which designs microprocessors and related technology and software, benefited from the company’s better-than-expected third-quarter sales. Shares of Cameron International Corp., a manufacturer of oil and gas pressure control and separation equipment, benefited from the company’s earnings growth during the reporting period. Shares of railroad operator Kansas City Southern gained due to improving trends for freight volume.

Individual detractors from relative performance included the Fund’s positions in Citrix Systems, Inc., Teradata Corp. and Express Scripts Holding Co. Shares of Citrix Systems, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 net revenue. Shares of Teradata Corp., which provides data warehousing and analytics software and services, declined after the company lowered its expectations for its fourth-quarter earnings. Shares of Express Scripts Holding Co. declined after the pharmacy benefit manager provided a disappointing outlook for its 2013 earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the health care sector and the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.1%
2.	Biogen Idec, Inc.	7.0
3.	Kansas City Southern	5.3
4.	MasterCard, Inc., Class A	4.7
5.	Cameron International Corp.	4.6
6.	Monsanto Co.	4.6
7.	priceline.com, Inc.	4.2
8.	Google, Inc., Class A	4.1
9.	ARM Holdings plc, (United Kingdom), ADR	3.9
10.	Whole Foods Market, Inc.	3.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	36.5%
Health Care	19.0
Consumer Discretionary	18.2
Industrials	8.3
Energy	4.6
Materials	4.6
Consumer Staples	3.8
Financials	3.8
Short-Term Investment	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/07
Without Sales Charge		4.85%	18.24%	1.95%	2.09%
With Sales Charge**		(0.66)	12.04	0.85	1.02
CLASS C SHARES	11/30/07
Without CDSC		4.57	17.67	1.44	1.59
With CDSC***		3.57	16.67	1.44	1.59
CLASS R5 SHARES	11/30/07	5.06	18.75	2.41	2.55
SELECT CLASS SHARES	11/30/07	4.98	18.47	2.20	2.35

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

From the Fund’s inception through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.47%
Russell 1000 Value Index	8.13%

Net Assets as of 12/31/2012 (In Thousands)	$2,885,748

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the financials and consumer staples sectors was the main detractor from relative performance. The Fund’s stock selection in the utilities and health care sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s underweight positions in financials companies Bank of America Corp. and Citigroup Inc., as the stocks outperformed their sector peers. Shares of Bank of America Corp. benefited as investors reacted positively to the company’s ability to absorb mortgage-related losses. Shares of Citigroup, Inc. benefited as investors reacted positively to the company’s restructuring plan. The Fund’s overweight position versus the Benchmark in Microsoft Corp. also detracted from relative performance. The stock declined after the software company reported disappointing third-quarter results.

Individual contributors to relative performance included the Fund’s positions in PPG Industries, Inc., BlackRock, Inc. and Limited Brands, Inc. Shares of PPG Industries, Inc. benefited from investors’ positive reaction to the chemical manufacturing company’s announced acquisition of AkzoNobel North American’s architectural coating business. Shares of BlackRock, Inc. benefited from the investment service company’s strong earnings. Shares of retailer Limited Brands, Inc. benefited after the company raised its expectations for second-quarter earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.9%
2.	Pfizer, Inc.	3.2
3.	Merck & Co., Inc.	3.1
4.	Verizon Communications, Inc.	2.5
5.	ConocoPhillips	2.2
6.	Exxon Mobil Corp.	2.1
7.	Apple, Inc.	1.9
8.	T. Rowe Price Group, Inc.	1.8
9.	Home Depot, Inc. (The)	1.7
10.	Limited Brands, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.3%
Consumer Discretionary	16.7
Energy	11.2
Health Care	10.5
Information Technology	10.1
Industrials	7.3
Consumer Staples	6.4
Utilities	5.8
Telecommunication Services	4.2
Materials	2.9
Short-Term Investment	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		5.32%	13.13%	3.41%	7.62%
With Sales Charge**		(0.25)	7.22	2.30	7.03
CLASS B SHARES	1/14/94
Without CDSC		5.00	12.58	2.88	7.12
With CDSC***		0.00	7.58	2.52	7.12
CLASS C SHARES	11/4/97
Without CDSC		5.05	12.56	2.85	7.01
With CDSC****		4.05	11.56	2.85	7.01
CLASS R2 SHARES	2/28/11	5.12	12.78	3.24	7.48
CLASS R5 SHARES	2/28/11	5.57	13.65	3.78	7.96
CLASS R6 SHARES	1/31/12	5.60	13.70	3.78	7.97
SELECT CLASS SHARES	7/2/87	5.47	13.44	3.70	7.93

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for the Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Select Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	7.98%
S&P 500/Citigroup Value Index	8.04%

Net Assets as of 12/31/2012 (In Thousands)	$331,054

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long-term and to earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the S&P 500/Citigroup Value Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the energy and consumer discretionary sectors was the main detractor from relative performance. The Fund’s stock selection and underweight versus the Benchmark in the utilities sector and stock selection and overweight versus the Benchmark in the financials sector contributed to relative performance.

The Fund’s overweight position versus the Benchmark in Apple, Inc. was a large detractor from relative performance. The stock declined after its outlook for its first-quarter revenue disappointed investors. The Fund’s underweight positions versus the Benchmark in Ford Motor Co. and Berkshire Hathaway Inc. also detracted from the Fund’s relative performance as these stocks outperformed their sector peers.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Lincare Holdings Inc., Hartford Financial Services Group, Inc. and DISH Network Corp. Lincare Holdings Inc. provides medical equipment and supplies. The stock rose after the company was acquired by Linde AG. Shares of Hartford Financial Services Group, Inc., an insurance and financial services company, increased as investors reacted positively to the company’s announced sale of its retirement plans business to Mass Mutual. Shares of DISH Network Corp., a satellite television provider, gained after the company reached settlements in several of its outstanding contract disputes.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The Fund was overweight the consumer discretionary sector, a sector where the Fund’s portfolio managers found many of the qualities they typically seek, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.2%
2.	Exxon Mobil Corp.	3.0
3.	Citigroup, Inc.	2.7
4.	T. Rowe Price Group, Inc.	2.2
5.	Bank of America Corp.	2.1
6.	General Electric Co.	2.0
7.	Home Depot, Inc. (The)	1.9
8.	ConocoPhillips	1.9
9.	Verizon Communications, Inc.	1.9
10.	Microsoft Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.1%
Consumer Discretionary	16.9
Energy	12.4
Health Care	9.9
Information Technology	7.7
Industrials	7.6
Consumer Staples	5.1
Telecommunication Services	2.9
Utilities	2.5
Materials	1.9
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		7.98%	19.53%	1.17%	6.49%
With Sales Charge**		2.31	13.26	0.08	5.92
CLASS B SHARES	11/4/93
Without CDSC		7.72	18.96	0.66	6.07
With CDSC***		2.72	13.96	0.27	6.07
CLASS C SHARES	1/2/98
Without CDSC		7.70	18.93	0.66	5.96
With CDSC****		6.70	17.93	0.66	5.96
SELECT CLASS SHARES	1/25/96	8.15	19.86	1.48	6.85

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.90%
Russell 1000 Growth Index	4.71%

Net Assets as of 12/31/2012 (In Thousands)	$9,909,775

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the consumer discretionary and health care sectors was the main detractor from relative performance. The Fund’s stock selection in the technology and financial services sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Monster Beverage Corp., Dollar Tree, Inc. and Teradata Corp. Shares of Monster Beverage Corp., which sells and distributes alternative beverages, declined on news that the U.S. Food and Drug Administration was investigating the company. Shares of retailer Dollar Tree, Inc. declined following the company’s disappointing third-quarter sales. Shares of Teradata Corp., which provides data warehousing and analytics software and services, declined after the company lowered its expectations for its fourth-quarter earnings.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Regeneron Pharmaceuticals, Inc., Rackspace Hosting, Inc. and MasterCard, Inc. Regeneron Pharmaceuticals, Inc. is a biotechnology company and Rackspace Hosting, Inc. provides cloud computing services. The stocks of both companies benefited from each company’s strong earnings during the reporting period. Shares of MasterCard, Inc. also benefited from strong earnings, as the credit card company was bolstered by an increasing amount of cashless transactions.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the health care sector. The Fund’s largest underweight versus the Benchmark was in the producer durables sector.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.7%
2.	MasterCard, Inc., Class A	3.7
3.	Amazon.com, Inc.	3.2
4.	Biogen Idec, Inc.	3.1
5.	Google, Inc., Class A	2.8
6.	Home Depot, Inc. (The)	2.6
7.	Visa, Inc., Class A	2.6
8.	Sherwin-Williams Co. (The)	2.4
9.	Regeneron Pharmaceuticals, Inc.	2.2
10.	Union Pacific Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	35.2%
Consumer Discretionary	18.9
Health Care	14.4
Consumer Staples	8.3
Materials	7.7
Industrials	6.1
Financials	3.6
Energy	3.3
Short-Term Investment	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		1.78%	11.86%	2.65%	7.78%
With Sales Charge**		(3.56)	6.00	1.55	7.20
CLASS B SHARES	1/14/94
Without CDSC		1.55	11.33	2.11	7.26
With CDSC***		(3.45)	6.33	1.74	7.26
CLASS C SHARES	11/4/97
Without CDSC		1.51	11.31	2.12	7.16
With CDSC****		0.51	10.31	2.12	7.16
CLASS R2 SHARES	11/3/08	1.65	11.60	2.40	7.49
CLASS R5 SHARES	4/14/09	1.95	12.31	3.02	8.10
CLASS R6 SHARES	11/30/10	2.02	12.37	3.06	8.12
SELECT CLASS SHARES	2/28/92	1.90	12.11	2.88	8.02

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	9.61%
Russell 1000 Value Index	8.13%

Net Assets as of 12/31/2012 (In Thousands)	$592,413

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

Effective August 1, 2012, there was a portfolio management change for the Fund. There was no change to the Fund’s investment strategy or objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the financials sector and stock selection and overweight versus the Benchmark in the consumer discretionary sector were the main contributors to relative performance. The Fund’s stock selection in the health care and energy sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in DISH Network Corp., Lear Corp. and Comcast Corp. Shares of DISH Network Corp., a satellite television provider, gained after the company reached settlements in several of its outstanding contract disputes. Shares of auto and truck parts manufacturer Lear Corp. benefited after the company raised its expectations for its fiscal 2012 revenue and declared a quarterly cash dividend. Shares of cable TV provider Comcast Corp. benefited from the strong performance of NBC Universal, in which it owns a controlling stake, and improving trends for subscriber losses.

The Fund’s overweight position versus the Benchmark in PG&E Corp. was a large individual detractor from relative performance. The stock declined after the utility company reported weaker-than-expected second quarter earnings as a result of mounting legal expenses. The Fund’s underweight positions in American Electric Power Co., Inc. and NRG Energy, Inc. also detracted from the Fund’s relative performance as the utilities stocks both outperformed their sector peers.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Chevron Corp.	4.7%
2.	Citigroup, Inc.	4.6
3.	UnitedHealth Group, Inc.	3.9
4.	Wells Fargo & Co.	3.7
5.	Exxon Mobil Corp.	3.6
6.	Merck & Co., Inc.	3.6
7.	Comcast Corp., Class A	2.7
8.	Everest Re Group Ltd., (Bermuda)	2.5
9.	Occidental Petroleum Corp.	2.3
10.	Bank of America Corp.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.5%
Energy	17.1
Health Care	15.4
Consumer Discretionary	10.9
Information Technology	10.7
Industrials	7.3
Consumer Staples	4.6
Utilities	3.1
Others (each less than 1.0%)	1.0
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		9.51%	16.26%	(0.03)%	6.18%
With Sales Charge**		3.77	10.13	(1.10)	5.61
CLASS B SHARES	1/14/94
Without CDSC		9.23	15.64	(0.58)	5.70
With CDSC***		4.23	10.64	(1.00)	5.70
CLASS C SHARES	3/22/99
Without CDSC		9.21	15.71	(0.58)	5.58
With CDSC****		8.21	14.71	(0.58)	5.58
CLASS R2 SHARES	11/3/08	9.37	16.01	(0.30)	5.90
CLASS R5 SHARES	5/15/06	9.67	16.59	0.36	6.56
CLASS R6 SHARES	11/30/10	9.69	16.64	0.38	6.57
SELECT CLASS SHARES	3/1/91	9.61	16.43	0.15	6.42

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	7.58%
S&P 500 Index	5.95%

Net Assets as of 12/31/2012 (In Thousands)	$6,911,105

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the industrial cyclical and big banks and brokers sectors was the main contributor to relative performance. The Fund’s stock selection in the financial services and pharmaceuticals/medical technology sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in General Motors Co. and EOG Resources, Inc. Shares of vehicle manufacturer General Motors Corp. benefited from investors’ positive reaction to its management restructuring and cost-cutting initiatives, as well as healthy auto sales. EOG Resources, Inc. is an oil and gas operations company. The stock benefited after the company raised its oil and gas production outlook. The Fund’s underweight position versus the Benchmark in Intel Corp. also contributed to relative performance. The stock declined after the chipmaker lowered its expectations for its third-quarter revenue.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Occidental Petroleum Corp., CSX Corp. and Wells Fargo & Co. Shares of Occidental Petroleum Corp. declined on concerns about the oil company’s slowing net income growth. Shares of CSX Corp., a railroad operator, declined as the company’s earnings were hurt by soft coal demand. Financial services company Wells Fargo & Co. reported better-than-expected earnings, but the profitability of its mortgage business disappointed investors, which caused the stock to decline.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund was overweight versus the Benchmark in the auto and transportation and insurance sectors. The Fund was underweight versus the Benchmark in the real estate investment trusts (REITs) and industrial cyclical sectors.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.5%
2.	Wells Fargo & Co.	2.4
3.	Merck & Co., Inc.	2.2
4.	Google, Inc., Class A	2.2
5.	Time Warner, Inc.	2.1
6.	Microsoft Corp.	2.0
7.	United Technologies Corp.	1.8
8.	Bank of America Corp.	1.7
9.	Occidental Petroleum Corp.	1.6
10.	Cisco Systems, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.9%
Consumer Discretionary	16.3
Financials	15.2
Health Care	13.3
Energy	11.1
Industrials	9.6
Consumer Staples	7.1
Materials	2.9
Utilities	2.0
Telecommunication Services	1.2
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		7.45%	16.92%	2.50%	8.07%
With Sales Charge**		1.85	10.77	1.40	7.49
CLASS B SHARES	9/10/01
Without CDSC		7.21	16.48	2.00	7.58
With CDSC***		2.21	11.48	1.63	7.58
CLASS C SHARES	9/10/01
Without CDSC		7.07	16.30	1.99	7.47
With CDSC****		6.07	15.30	1.99	7.47
CLASS R2 SHARES	11/3/08	7.29	16.71	2.29	7.96
CLASS R5 SHARES	5/15/06	7.60	17.40	2.93	8.52
CLASS R6 SHARES	11/30/10	7.61	17.43	2.97	8.54
INSTITUTIONAL CLASS SHARES	9/17/93	7.58	17.35	2.88	8.48
SELECT CLASS SHARES	9/10/01	7.52	17.10	2.73	8.31

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares. Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Class R5 and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Consumer Discretionary — 13.5%
	Auto Components — 1.0%
78	Delphi Automotive plc, (United Kingdom) (a)	2,983
295	Johnson Controls, Inc.	9,069

		12,052

	Automobiles — 0.5%
236	General Motors Co. (a)	6,790

	Hotels, Restaurants & Leisure — 0.3%
117	Royal Caribbean Cruises Ltd.	3,975

	Household Durables — 0.5%
54	Lennar Corp., Class A	2,088
25	Newell Rubbermaid, Inc.	552
177	PulteGroup, Inc. (a)	3,222

		5,862

	Internet & Catalog Retail — 1.0%
35	Amazon.com, Inc. (a)	8,674
65	Expedia, Inc.	4,013

		12,687

	Media — 4.7%
299	CBS Corp. (Non-Voting), Class B	11,370
200	Comcast Corp., Class A	7,469
65	DIRECTV (a)	3,246
9	DISH Network Corp., Class A	338
182	Time Warner Cable, Inc.	17,669
386	Time Warner, Inc.	18,447
49	Walt Disney Co. (The)	2,430

		60,969

	Multiline Retail — 1.7%
18	Kohl’s Corp.	782
104	Macy’s, Inc.	4,046
12	Nordstrom, Inc.	658
281	Target Corp.	16,642

		22,128

	Specialty Retail — 2.9%
16	AutoZone, Inc. (a)	5,622
205	Home Depot, Inc. (The)	12,667
192	Lowe’s Cos., Inc.	6,804
64	Ross Stores, Inc.	3,460
215	TJX Cos., Inc.	9,135

		37,688

	Textiles, Apparel & Luxury Goods — 0.9%
72	Coach, Inc.	4,014

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — Continued
52	V.F. Corp.	7,897

		11,911

	Total Consumer Discretionary	174,062

	Consumer Staples — 9.0%
	Beverages — 2.6%
345	Coca-Cola Co. (The)	12,513
106	Coca-Cola Enterprises, Inc.	3,373
62	Dr. Pepper Snapple Group, Inc.	2,728
220	PepsiCo, Inc.	15,034

		33,648

	Food & Staples Retailing — 1.1%
109	CVS Caremark Corp.	5,251
140	Wal-Mart Stores, Inc.	9,566

		14,817

	Food Products — 2.5%
239	Archer-Daniels-Midland Co.	6,543
220	General Mills, Inc.	8,901
642	Mondelez International, Inc., Class A	16,360

		31,804

	Household Products — 1.8%
9	Clorox Co. (The)	666
77	Energizer Holdings, Inc.	6,191
238	Procter & Gamble Co. (The)	16,149

		23,006

	Tobacco — 1.0%
159	Philip Morris International, Inc.	13,287

	Total Consumer Staples	116,562

	Energy — 10.7%
	Energy Equipment & Services — 3.0%
174	Baker Hughes, Inc.	7,123
21	Cameron International Corp. (a)	1,203
43	Ensco plc, (United Kingdom), Class A	2,519
373	Halliburton Co.	12,922
75	National Oilwell Varco, Inc.	5,120
24	Noble Corp., (Switzerland)	846
136	Schlumberger Ltd.	9,444

		39,177

	Oil, Gas & Consumable Fuels — 7.7%
48	Anadarko Petroleum Corp.	3,552
36	Apache Corp.	2,802
185	Cheniere Energy, Inc. (a)	3,469
199	Chevron Corp.	21,468

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
29	Concho Resources, Inc. (a)	2,344
117	ConocoPhillips	6,779
197	Denbury Resources, Inc. (a)	3,185
181	Energen Corp.	8,170
65	EOG Resources, Inc.	7,888
217	Exxon Mobil Corp.	18,772
91	Kinder Morgan, Inc.	3,197
98	Marathon Oil Corp.	3,008
58	Occidental Petroleum Corp.	4,415
49	Peabody Energy Corp.	1,304
58	QEP Resources, Inc.	1,762
24	Range Resources Corp.	1,533
80	Valero Energy Corp.	2,740
76	Williams Cos., Inc. (The)	2,498

		98,886

	Total Energy	138,063

	Financials — 14.4%
	Capital Markets — 2.0%
51	Goldman Sachs Group, Inc. (The)	6,445
201	Invesco Ltd.	5,235
277	Morgan Stanley	5,300
116	State Street Corp.	5,444
182	TD Ameritrade Holding Corp.	3,058

		25,482

	Commercial Banks — 2.4%
116	Comerica, Inc.	3,513
798	Wells Fargo & Co.	27,291

		30,804

	Consumer Finance — 1.0%
140	American Express Co.	8,030
96	Capital One Financial Corp.	5,533

		13,563

	Diversified Financial Services — 3.6%
2,055	Bank of America Corp.	23,833
482	Citigroup, Inc.	19,062
67	CME Group, Inc.	3,403

		46,298

	Insurance — 3.2%
79	ACE Ltd., (Switzerland)	6,322
196	American International Group, Inc. (a)	6,929
6	Assurant, Inc.	205
70	Axis Capital Holdings Ltd., (Bermuda)	2,425
52	Berkshire Hathaway, Inc., Class B (a)	4,628

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
6	Everest Re Group Ltd., (Bermuda)	660
351	Hartford Financial Services Group, Inc.	7,885
198	MetLife, Inc.	6,515
99	Prudential Financial, Inc.	5,270

		40,839

	Real Estate Investment Trusts (REITs) — 2.0%
74	Apartment Investment & Management Co., Class A	1,994
146	CBL & Associates Properties, Inc.	3,090
173	DiamondRock Hospitality Co.	1,558
46	Digital Realty Trust, Inc.	3,103
183	Duke Realty Corp.	2,538
19	Equity Lifestyle Properties, Inc.	1,306
78	Highwoods Properties, Inc.	2,609
153	Host Hotels & Resorts, Inc.	2,391
40	LaSalle Hotel Properties	1,021
59	Liberty Property Trust	2,103
46	Plum Creek Timber Co., Inc.	2,023
100	Weyerhaeuser Co.	2,791

		26,527

	Real Estate Management & Development — 0.2%
18	Howard Hughes Corp. (The) (a)	1,278
66	St. Joe Co. (The) (a)	1,521

		2,799

	Total Financials	186,312

	Health Care — 11.7%
	Biotechnology — 2.6%
108	Biogen Idec, Inc. (a)	15,840
146	Celgene Corp. (a)	11,475
45	Onyx Pharmaceuticals, Inc. (a)	3,429
73	Vertex Pharmaceuticals, Inc. (a)	3,066

		33,810

	Health Care Equipment & Supplies — 2.1%
152	Abbott Laboratories	9,962
32	Baxter International, Inc.	2,100
269	CareFusion Corp. (a)	7,674
126	Covidien plc, (Ireland)	7,262

		26,998

	Health Care Providers & Services — 2.1%
41	AmerisourceBergen Corp.	1,749
50	DaVita HealthCare Partners, Inc. (a)	5,493
168	Humana, Inc.	11,531
170	UnitedHealth Group, Inc.	9,231

		28,004

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Life Sciences Tools & Services — 0.1%
7	Mettler-Toledo International, Inc. (a)	1,295

	Pharmaceuticals — 4.8%
59	Allergan, Inc.	5,366
70	Johnson & Johnson	4,886
660	Merck & Co., Inc.	27,014
6	Perrigo Co.	624
758	Pfizer, Inc.	19,023
74	Valeant Pharmaceuticals International, Inc., (Canada) (a)	4,411
49	Warner Chilcott plc, (Ireland), Class A	593

		61,917

	Total Health Care	152,024

	Industrials — 11.1%
	Aerospace & Defense — 2.3%
95	Honeywell International, Inc.	6,055
291	United Technologies Corp.	23,882

		29,937

	Air Freight & Logistics — 1.1%
39	FedEx Corp.	3,549
133	United Parcel Service, Inc., Class B	9,799

		13,348

	Airlines — 0.1%
148	Southwest Airlines Co.	1,518

	Building Products — 0.2%
171	Masco Corp.	2,850

	Commercial Services & Supplies — 0.3%
136	Tyco International Ltd., (Switzerland)	3,981

	Construction & Engineering — 1.4%
297	Fluor Corp.	17,437

	Electrical Equipment — 1.0%
251	Emerson Electric Co.	13,317

	Industrial Conglomerates — 1.1%
75	3M Co.	6,936
331	General Electric Co.	6,954

		13,890

	Machinery — 1.0%
178	PACCAR, Inc.	8,068
97	Pentair Ltd., (Switzerland)	4,774

		12,842

	Road & Rail — 2.0%
606	CSX Corp.	11,959

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
71	Norfolk Southern Corp.	4,370
77	Union Pacific Corp.	9,640

		25,969

	Trading Companies & Distributors — 0.6%
40	W.W. Grainger, Inc.	8,095

	Total Industrials	143,184

	Information Technology — 19.1%
	Communications Equipment — 2.2%
769	Cisco Systems, Inc.	15,106
12	Harris Corp.	597
209	QUALCOMM, Inc.	12,956

		28,659

	Computers & Peripherals — 5.0%
109	Apple, Inc.	58,212
350	Hewlett-Packard Co.	4,986
21	SanDisk Corp. (a)	932

		64,130

	Electronic Equipment, Instruments & Components — 0.1%
142	Corning, Inc.	1,791

	Internet Software & Services — 2.5%
108	eBay, Inc. (a)	5,521
36	Google, Inc., Class A (a)	25,388
13	LinkedIn Corp., Class A (a)	1,504

		32,413

	IT Services — 3.3%
137	Accenture plc, (Ireland), Class A	9,117
55	Cognizant Technology Solutions Corp., Class A (a)	4,058
72	Fidelity National Information Services, Inc.	2,517
61	International Business Machines Corp.	11,742
6	MasterCard, Inc., Class A	2,948
76	Visa, Inc., Class A	11,505

		41,887

	Semiconductors & Semiconductor Equipment — 2.0%
238	Altera Corp.	8,204
229	Broadcom Corp., Class A (a)	7,598
215	Freescale Semiconductor Ltd. (a)	2,367
104	Lam Research Corp. (a)	3,760
590	LSI Corp. (a)	4,179

		26,108

	Software — 4.0%
232	Adobe Systems, Inc. (a)	8,723

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Software — Continued
78	Citrix Systems, Inc. (a)	5,128
881	Microsoft Corp.	23,555
432	Oracle Corp.	14,406

		51,812

	Total Information Technology	246,800

	Materials — 3.2%
	Chemicals — 1.9%
113	Air Products & Chemicals, Inc.	9,472
12	CF Industries Holdings, Inc.	2,478
75	Dow Chemical Co. (The)	2,427
180	E.I. du Pont de Nemours & Co.	8,094
35	Georgia Gulf Corp.	1,445

		23,916

	Containers & Packaging — 0.4%
153	Crown Holdings, Inc. (a)	5,636
2	Rock-Tenn Co., Class A	105

		5,741

	Metals & Mining — 0.9%
279	Alcoa, Inc.	2,425
88	Freeport-McMoRan Copper & Gold, Inc.	3,023
18	Newmont Mining Corp.	850
58	Nucor Corp.	2,496
88	United States Steel Corp.	2,098
25	Walter Energy, Inc.	879

		11,771

	Total Materials	41,428

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
226	AT&T, Inc.	7,612
306	Verizon Communications, Inc.	13,228

		20,840

	Wireless Telecommunication Services — 0.0% (g)
43	MetroPCS Communications, Inc. (a)	422

	Total Telecommunication Services	21,262

	Utilities — 3.1%
	Electric Utilities — 1.9%
25	American Electric Power Co., Inc.	1,046
46	Edison International	2,065

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
135	Exelon Corp.	4,015
166	NextEra Energy, Inc.	11,501
337	NV Energy, Inc.	6,113

		24,740

	Gas Utilities — 0.2%
46	AGL Resources, Inc.	1,819
19	UGI Corp.	628

		2,447

	Independent Power Producers & Energy Traders — 0.1%
27	NRG Energy, Inc.	623

	Multi-Utilities — 0.9%
147	NiSource, Inc.	3,647
118	Sempra Energy	8,385

		12,032

	Total Utilities	39,842

	Total Common Stocks (Cost $1,090,658)	1,259,539

PRINCIPAL AMOUNT($)
Short-Term Investments— 2.2%
	U.S. Treasury Obligation — 0.2%
2,530	U.S. Treasury Bill, 0.178%, 05/30/13 (k) (n)	2,529

SHARES
	Investment Company — 2.0%
25,518	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m)	25,518

	Total Short-Term Investments (Cost $28,047)	28,047

	Total Investments — 99.6% (Cost $1,118,705)	1,287,586
	Other Assets in Excess of Liabilities — 0.4%	5,066

	NET ASSETS — 100.0%	$1,292,652

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
451	E-mini S&P 500	03/15/13	$32,023	$47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.0%
	Consumer Discretionary — 18.3%
	Hotels, Restaurants & Leisure — 5.5%
21	Las Vegas Sands Corp.	947
23	Starbucks Corp.	1,220

		2,167

	Internet & Catalog Retail — 7.1%
5	Amazon.com, Inc. (a)	1,131
3	priceline.com, Inc. (a)	1,628

		2,759

	Specialty Retail — 3.2%
20	Home Depot, Inc. (The)	1,248

	Textiles, Apparel & Luxury Goods — 2.5%
19	Michael Kors Holdings Ltd., (Hong Kong) (a)	967

	Total Consumer Discretionary	7,141

	Consumer Staples — 3.8%
	Food & Staples Retailing — 3.8%
16	Whole Foods Market, Inc.	1,498

	Energy — 4.6%
	Energy Equipment & Services — 4.6%
32	Cameron International Corp. (a)	1,802

	Financials — 3.8%
	Consumer Finance — 3.8%
25	Capital One Financial Corp.	1,474

	Health Care — 19.0%
	Biotechnology — 13.6%
19	Biogen Idec, Inc. (a)	2,754
18	Gilead Sciences, Inc. (a)	1,313
7	Regeneron Pharmaceuticals, Inc. (a)	1,274

		5,341

	Health Care Providers & Services — 2.0%
14	Express Scripts Holding Co. (a)	775

	Pharmaceuticals — 3.4%
15	Allergan, Inc.	1,332

	Total Health Care	7,448

	Industrials — 8.3%
	Aerospace & Defense — 1.4%
4	TransDigm Group, Inc.	563

	Machinery — 1.5%
6	Cummins, Inc.	601

	Road & Rail — 5.4%
25	Kansas City Southern	2,089

	Total Industrials	3,253

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 36.6%
	Computers & Peripherals — 10.6%
5	Apple, Inc.	2,774
54	EMC Corp. (a)	1,371

		4,145

	Internet Software & Services — 5.7%
2	Google, Inc., Class A (a)	1,607
5	LinkedIn Corp., Class A (a)	628

		2,235

	IT Services — 9.5%
6	Alliance Data Systems Corp. (a)	869
4	MasterCard, Inc., Class A	1,845
16	Teradata Corp. (a)	1,004

		3,718

	Semiconductors & Semiconductor Equipment — 3.9%
40	ARM Holdings plc, (United Kingdom), ADR	1,522

	Software — 6.9%
8	Citrix Systems, Inc. (a)	496
8	Salesforce.com, Inc. (a)	1,328
9	VMware, Inc., Class A (a)	854

		2,678

	Total Information Technology	14,298

	Materials — 4.6%
	Chemicals — 4.6%
19	Monsanto Co.	1,787

	Total Common Stocks (Cost $31,734)	38,701

Short-Term Investment — 1.1%
	Investment Company — 1.1%
448	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080%, (b) (l) (m) (Cost $448)	448

	Total Investments — 100.1% (Cost $32,182)	39,149
	Liabilities in Excess of Other Assets — (0.1)%	(45)

	NET ASSETS — 100.0%	$39,104

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.2%
	Consumer Discretionary — 16.7%
	Distributors — 0.6%
269	Genuine Parts Co.	17,121

	Hotels, Restaurants & Leisure — 2.3%
720	Dunkin’ Brands Group, Inc.	23,884
162	McDonald’s Corp.	14,248
440	Yum! Brands, Inc.	29,234

		67,366

	Household Durables — 0.8%
375	Tupperware Brands Corp.	24,025

	Media — 4.3%
762	Cinemark Holdings, Inc.	19,807
530	McGraw-Hill Cos., Inc. (The)	28,974
316	Time Warner Cable, Inc.	30,715
903	Time Warner, Inc.	43,205

		122,701

	Multiline Retail — 0.7%
392	Nordstrom, Inc.	20,979

	Specialty Retail — 6.2%
814	Home Depot, Inc. (The)	50,343
1,039	Limited Brands, Inc.	48,897
355	Tiffany & Co.	20,359
621	TJX Cos., Inc.	26,341
720	Williams-Sonoma, Inc.	31,517

		177,457

	Textiles, Apparel & Luxury Goods — 1.8%
403	Coach, Inc.	22,365
189	V.F. Corp.	28,476

		50,841

	Total Consumer Discretionary	480,490

	Consumer Staples — 6.4%
	Beverages — 1.0%
824	Coca-Cola Co. (The)	29,863

	Food Products — 2.6%
394	Hershey Co. (The)	28,475
232	JM Smucker Co. (The)	20,019
999	Mondelez International, Inc., Class A	25,437

		73,931

	Household Products — 0.6%
260	Procter & Gamble Co. (The)	17,657

	Tobacco — 2.2%
297	Lorillard, Inc.	34,685

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — Continued
351	Philip Morris International, Inc.	29,348

		64,033

	Total Consumer Staples	185,484

	Energy — 11.2%
	Oil, Gas & Consumable Fuels — 11.2%
441	Chevron Corp.	47,714
1,088	ConocoPhillips	63,072
711	Exxon Mobil Corp.	61,515
657	Kinder Morgan, Inc.	23,206
556	Marathon Petroleum Corp.	35,031
611	Occidental Petroleum Corp.	46,774
642	Spectra Energy Corp.	17,573
856	Williams Cos., Inc. (The)	28,028

	Total Energy	322,913

	Financials — 22.3%
	Capital Markets — 5.2%
392	Ameriprise Financial, Inc.	24,540
229	BlackRock, Inc.	47,322
479	Northern Trust Corp.	24,024
807	T. Rowe Price Group, Inc.	52,549

		148,435

	Commercial Banks — 8.1%
1,003	BB&T Corp.	29,198
414	Cullen/Frost Bankers, Inc.	22,492
443	M&T Bank Corp.	43,612
811	U.S. Bancorp	25,904
3,315	Wells Fargo & Co.	113,292

		234,498

	Diversified Financial Services — 1.5%
842	CME Group, Inc.	42,708

	Insurance — 6.9%
878	Arthur J. Gallagher & Co.	30,438
428	Cincinnati Financial Corp.	16,758
1,547	Hartford Financial Services Group, Inc.	34,723
857	Prudential Financial, Inc.	45,720
626	Travelers Cos., Inc. (The)	44,982
787	Validus Holdings Ltd., (Bermuda)	27,226

		199,847

	Real Estate Investment Trusts (REITs) — 0.6%
241	Alexandria Real Estate Equities, Inc.	16,704

	Total Financials	642,192

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care — 10.5%
	Health Care Equipment & Supplies — 2.9%
394	Abbott Laboratories	25,822
447	Baxter International, Inc.	29,825
345	Becton, Dickinson & Co.	26,951

		82,598

	Pharmaceuticals — 7.6%
548	Johnson & Johnson	38,400
2,170	Merck & Co., Inc.	88,832
3,704	Pfizer, Inc.	92,897

		220,129

	Total Health Care	302,727

	Industrials — 7.3%
	Aerospace & Defense — 1.8%
363	Honeywell International, Inc.	23,064
366	United Technologies Corp.	30,038

		53,102

	Air Freight & Logistics — 0.5%
191	United Parcel Service, Inc., Class B	14,053

	Commercial Services & Supplies — 1.0%
985	Republic Services, Inc.	28,884

	Electrical Equipment — 1.4%
736	Emerson Electric Co.	38,983

	Industrial Conglomerates — 1.0%
312	3M Co.	28,977

	Machinery — 1.6%
539	PACCAR, Inc.	24,357
268	Snap-on, Inc.	21,182

		45,539

	Total Industrials	209,538

	Information Technology — 10.0%
	Computers & Peripherals — 1.8%
101	Apple, Inc.	53,914

	Electronic Equipment, Instruments & Components — 0.6%
618	Molex, Inc.	16,883

	IT Services — 1.8%
416	Accenture plc, (Ireland), Class A	27,674
412	Automatic Data Processing, Inc.	23,515

		51,189

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 4.2%
885	Analog Devices, Inc.	37,222
645	KLA-Tencor Corp.	30,805
834	Linear Technology Corp.	28,605
673	Xilinx, Inc.	24,174

		120,806

	Software — 1.6%
1,746	Microsoft Corp.	46,668

	Total Information Technology	289,460

	Materials — 2.9%
	Chemicals — 2.9%
299	Air Products & Chemicals, Inc.	25,130
618	E.I. du Pont de Nemours & Co.	27,788
235	PPG Industries, Inc.	31,865

	Total Materials	84,783

	Telecommunication Services — 4.2%
	Diversified Telecommunication Services — 4.2%
1,018	AT&T, Inc.	34,307
412	CenturyLink, Inc.	16,121
1,645	Verizon Communications, Inc.	71,197

	Total Telecommunication Services	121,625

	Utilities — 5.7%
	Electric Utilities — 2.2%
385	NextEra Energy, Inc.	26,646
397	Northeast Utilities	15,497
620	NV Energy, Inc.	11,241
239	Southern Co. (The)	10,249

		63,633

	Gas Utilities — 0.4%
304	ONEOK, Inc.	12,993

	Multi-Utilities — 2.9%
860	CMS Energy Corp.	20,972
955	NiSource, Inc.	23,778
539	Sempra Energy	38,242

		82,992

	Water Utilities — 0.2%
148	American Water Works Co., Inc.	5,504

	Total Utilities	165,122

	Total Common Stocks (Cost $2,520,843)	2,804,334

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.6%
	Investment Company — 2.6%
74,425	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $74,425)	74,425

	Total Investments — 99.8% (Cost $2,595,268)	2,878,759
	Other Assets in Excess of Liabilities — 0.2%	6,989

	NET ASSETS — 100.0%	$2,885,748

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.1%
	Consumer Discretionary — 16.9%
	Hotels, Restaurants & Leisure — 3.7%
127	Marriott International, Inc., Class A	4,733
34	McDonald’s Corp.	2,955
71	Yum! Brands, Inc.	4,708

		12,396

	Media — 6.3%
142	Comcast Corp., Class A	5,315
49	DIRECTV (a)	2,433
90	DISH Network Corp., Class A	3,291
88	Gannett Co., Inc.	1,579
85	Time Warner, Inc.	4,051
82	Walt Disney Co. (The)	4,088

		20,757

	Specialty Retail — 4.6%
8	AutoZone, Inc. (a)	2,697
104	Home Depot, Inc. (The)	6,427
37	Tiffany & Co.	2,110
90	TJX Cos., Inc.	3,812

		15,046

	Textiles, Apparel & Luxury Goods — 2.3%
86	NIKE, Inc., Class B	4,458
21	V.F. Corp.	3,201

		7,659

	Total Consumer Discretionary	55,858

	Consumer Staples — 5.1%
	Beverages — 1.5%
41	Beam, Inc.	2,511
58	Dr. Pepper Snapple Group, Inc.	2,549

		5,060

	Food & Staples Retailing — 1.0%
71	CVS Caremark Corp.	3,409

	Food Products — 0.8%
32	JM Smucker Co. (The)	2,724

	Household Products — 1.1%
51	Procter & Gamble Co. (The)	3,452

	Tobacco — 0.7%
28	Philip Morris International, Inc.	2,334

	Total Consumer Staples	16,979

	Energy — 12.4%
	Oil, Gas & Consumable Fuels — 12.4%
53	Chevron Corp.	5,770
107	ConocoPhillips	6,232

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
89	Devon Energy Corp.	4,642
30	Energen Corp.	1,366
33	EQT Corp.	1,923
114	Exxon Mobil Corp.	9,848
82	Kinder Morgan, Inc.	2,908
41	Occidental Petroleum Corp.	3,156
54	Phillips 66	2,853
71	Williams Cos., Inc. (The)	2,328

	Total Energy	41,026

	Financials — 31.2%
	Capital Markets — 10.4%
16	Affiliated Managers Group, Inc. (a)	2,108
57	Ameriprise Financial, Inc.	3,589
14	BlackRock, Inc.	2,832
292	Charles Schwab Corp. (The)	4,193
41	Goldman Sachs Group, Inc. (The)	5,243
137	Invesco Ltd.	3,567
184	Morgan Stanley	3,514
45	Northern Trust Corp.	2,262
110	T. Rowe Price Group, Inc.	7,132

		34,440

	Commercial Banks — 6.3%
75	BB&T Corp.	2,183
36	M&T Bank Corp.	3,496
137	U.S. Bancorp	4,379
314	Wells Fargo & Co.	10,715

		20,773

	Consumer Finance — 1.7%
99	American Express Co.	5,714

	Diversified Financial Services — 4.8%
595	Bank of America Corp.	6,903
223	Citigroup, Inc.	8,828

		15,731

	Insurance — 5.4%
188	Hartford Financial Services Group, Inc.	4,219
58	Loews Corp.	2,380
105	Prudential Financial, Inc.	5,594
85	Validus Holdings Ltd., (Bermuda)	2,930
107	XL Group plc, (Ireland)	2,671

		17,794

	Real Estate Management & Development — 2.6%
157	Brookfield Asset Management, Inc., (Canada), Class A	5,758

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Management & Development — Continued
175	Brookfield Office Properties, Inc.	2,968

		8,726

	Total Financials	103,178

	Health Care — 9.9%
	Biotechnology — 1.1%
24	Biogen Idec, Inc. (a)	3,476

	Health Care Equipment & Supplies — 3.3%
53	Abbott Laboratories	3,484
39	Baxter International, Inc.	2,593
28	Becton, Dickinson & Co.	2,213
48	Covidien plc, (Ireland)	2,744

		11,034

	Health Care Providers & Services — 2.4%
46	Humana, Inc.	3,150
87	UnitedHealth Group, Inc.	4,692

		7,842

	Pharmaceuticals — 3.1%
142	Merck & Co., Inc.	5,800
180	Pfizer, Inc.	4,517

		10,317

	Total Health Care	32,669

	Industrials — 7.6%
	Aerospace & Defense — 2.8%
73	Honeywell International, Inc.	4,608
23	L-3 Communications Holdings, Inc.	1,777
37	United Technologies Corp.	3,051

		9,436

	Electrical Equipment — 1.0%
60	Emerson Electric Co.	3,194

	Industrial Conglomerates — 2.8%
26	3M Co.	2,432
321	General Electric Co.	6,736

		9,168

	Machinery — 1.0%
76	PACCAR, Inc.	3,432

	Total Industrials	25,230

	Information Technology — 7.7%
	Communications Equipment — 1.5%
158	Cisco Systems, Inc.	3,097
28	QUALCOMM, Inc.	1,743

		4,840

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — 1.7%
11	Apple, Inc.	5,703

	Internet Software & Services — 1.0%
5	Google, Inc., Class A (a)	3,405

	IT Services — 1.7%
41	Accenture plc, (Ireland), Class A	2,707
16	International Business Machines Corp.	2,988

		5,695

	Software — 1.8%
225	Microsoft Corp.	6,006

	Total Information Technology	25,649

	Materials — 1.9%
	Chemicals — 1.9%
73	E.I. du Pont de Nemours & Co.	3,283
20	Sherwin-Williams Co. (The)	2,999

	Total Materials	6,282

	Telecommunication Services — 2.9%
	Diversified Telecommunication Services — 2.9%
103	AT&T, Inc.	3,462
143	Verizon Communications, Inc.	6,188

	Total Telecommunication Services	9,650

	Utilities — 2.5%
	Electric Utilities — 0.7%
35	NextEra Energy, Inc.	2,387

	Multi-Utilities — 1.8%
153	CMS Energy Corp.	3,721
30	Sempra Energy	2,150

		5,871

	Total Utilities	8,258

	Total Common Stocks (Cost $221,668)	324,779

Short-Term Investment — 2.0%
	Investment Company — 2.0%
6,475	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $6,475)	6,475

	Total Investments — 100.1% (Cost $228,143)	331,254
	Liabilities in Excess of Other Assets — (0.1)%	(200)

	NET ASSETS — 100.0%	$331,054

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.8%
	Consumer Discretionary — 19.0%
	Auto Components — 0.4%
597	BorgWarner, Inc. (a)	42,743

	Hotels, Restaurants & Leisure — 2.1%
3,798	Starbucks Corp.	203,624

	Internet & Catalog Retail — 5.6%
1,258	Amazon.com, Inc. (a)	315,944
1,102	Expedia, Inc.	67,736
272	priceline.com, Inc. (a)	169,091

		552,771

	Media — 4.1%
4,774	Comcast Corp., Class A	178,433
1,172	DIRECTV (a)	58,770
3,372	Walt Disney Co. (The)	167,892

		405,095

	Multiline Retail — 0.1%
179	Dollar Tree, Inc. (a)	7,276

	Specialty Retail — 4.0%
2,158	Gap, Inc. (The)	66,972
4,154	Home Depot, Inc. (The)	256,919
1,135	PetSmart, Inc.	77,566

		401,457

	Textiles, Apparel & Luxury Goods — 2.7%
1,233	Lululemon Athletica, Inc., (Canada) (a)	93,976
2,187	Michael Kors Holdings Ltd., (Hong Kong) (a)	111,608
409	Ralph Lauren Corp.	61,317

		266,901

	Total Consumer Discretionary	1,879,867

	Consumer Staples — 7.1%
	Beverages — 1.3%
1,944	Coca-Cola Co. (The)	70,452
1,080	Monster Beverage Corp. (a)	57,126

		127,578

	Food & Staples Retailing — 3.3%
1,482	Costco Wholesale Corp.	146,328
2,013	Whole Foods Market, Inc.	183,829

		330,157

	Household Products — 0.8%
744	Colgate-Palmolive Co.	77,809

	Personal Products — 0.9%
1,492	Estee Lauder Cos., Inc. (The), Class A	89,305

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — 0.8%
993	Philip Morris International, Inc.	83,072

	Total Consumer Staples	707,921

	Energy — 3.3%
	Energy Equipment & Services — 1.5%
1,771	FMC Technologies, Inc. (a)	75,848
1,148	National Oilwell Varco, Inc.	78,464

		154,312

	Oil, Gas & Consumable Fuels — 1.8%
851	Concho Resources, Inc. (a)	68,516
1,060	Continental Resources, Inc. (a)	77,892
343	Exxon Mobil Corp.	29,687

		176,095

	Total Energy	330,407

	Financials — 3.6%
	Capital Markets — 1.5%
2,372	T. Rowe Price Group, Inc.	154,489

	Real Estate Investment Trusts (REITs) — 2.1%
2,650	American Tower Corp.	204,781

	Total Financials	359,270

	Health Care — 14.5%
	Biotechnology — 9.1%
1,180	Alexion Pharmaceuticals, Inc. (a)	110,714
2,130	Biogen Idec, Inc. (a)	312,451
2,166	Gilead Sciences, Inc. (a)	159,071
1,292	Onyx Pharmaceuticals, Inc. (a)	97,585
1,291	Regeneron Pharmaceuticals, Inc. (a)	220,783

		900,604

	Health Care Equipment & Supplies — 1.2%
235	Intuitive Surgical, Inc. (a)	114,992

	Health Care Providers & Services — 0.8%
1,706	Catamaran Corp. (a)	80,351

	Health Care Technology — 1.2%
1,551	Cerner Corp. (a)	120,389

	Pharmaceuticals — 2.2%
1,530	Allergan, Inc.	140,301
460	Novo Nordisk A/S, (Denmark), ADR	75,011

		215,312

	Total Health Care	1,431,648

	Industrials — 6.1%
	Aerospace & Defense — 0.9%
456	Precision Castparts Corp.	86,394

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Machinery — 1.4%
833	Caterpillar, Inc.	74,611
586	Cummins, Inc.	63,515

		138,126

	Road & Rail — 3.1%
1,530	J.B. Hunt Transport Services, Inc.	91,374
1,703	Union Pacific Corp.	214,051

		305,425

	Trading Companies & Distributors — 0.7%
364	W.W. Grainger, Inc.	73,744

	Total Industrials	603,689

	Information Technology — 35.4%
	Communications Equipment — 1.8%
406	F5 Networks, Inc. (a)	39,474
2,265	QUALCOMM, Inc.	140,500

		179,974

	Computers & Peripherals — 8.6%
1,446	Apple, Inc.	770,532
3,075	EMC Corp. (a)	77,793

		848,325

	Internet Software & Services — 7.4%
238	Baidu, Inc., (China), ADR (a)	23,879
3,682	eBay, Inc. (a)	187,845
387	Google, Inc., Class A (a)	274,367
656	LinkedIn Corp., Class A (a)	75,310
2,348	Rackspace Hosting, Inc. (a)	174,403

		735,804

	IT Services — 9.1%
724	International Business Machines Corp.	138,736
751	MasterCard, Inc., Class A	369,050
2,190	Teradata Corp. (a)	135,508
1,680	Visa, Inc., Class A	254,639

		897,933

	Semiconductors & Semiconductor Equipment — 2.7%
3,185	ARM Holdings plc, (United Kingdom), ADR	120,500
2,296	ASML Holding N.V., (Netherlands)	147,909

		268,409

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 5.8%
902	Citrix Systems, Inc. (a)	59,274
1,749	Intuit, Inc.	104,042
2,336	Nuance Communications, Inc. (a)	52,142
1,226	Red Hat, Inc. (a)	64,908
1,083	Salesforce.com, Inc. (a)	181,985
1,008	SolarWinds, Inc. (a)	52,864
651	VMware, Inc., Class A (a)	61,294

		576,509

	Total Information Technology	3,506,954

	Materials — 7.8%
	Chemicals — 7.8%
821	CF Industries Holdings, Inc.	166,713
2,376	FMC Corp.	139,020
2,591	LyondellBasell Industries N.V., (Netherlands), Class A	147,898
656	Praxair, Inc.	71,843
1,580	Sherwin-Williams Co. (The)	243,020

	Total Materials	768,494

	Total Common Stocks (Cost $8,904,302)	9,588,250

Preferred Stock — 1.2%
	Consumer Staples — 1.2%
	Beverages — 1.2%
2,951	Cia de Bebidas das Americas, (Brazil), ADR (Cost $108,229)	123,904

Short-Term Investment — 2.5%
	Investment Company — 2.5%
243,968	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $243,968)	243,968

	Total Investments — 100.5% (Cost $9,256,499)	9,956,122
	Liabilities in Excess of Other Assets — (0.5)%	(46,347)

	NET ASSETS — 100.0%	$9,909,775

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.6%
	Consumer Discretionary — 10.9%
	Auto Components — 1.9%
136	Lear Corp.	6,355
88	TRW Automotive Holdings Corp. (a)	4,724

		11,079

	Internet & Catalog Retail — 0.2%
17	Expedia, Inc.	1,051

	Media — 6.4%
226	CBS Corp. (Non-Voting), Class B	8,617
420	Comcast Corp., Class A	15,718
65	DISH Network Corp., Class A	2,370
67	Time Warner Cable, Inc.	6,537
54	Time Warner, Inc.	2,576
38	Walt Disney Co. (The)	1,886

		37,704

	Multiline Retail — 1.9%
173	Macy’s, Inc.	6,762
82	Target Corp.	4,864

		11,626

	Specialty Retail — 0.5%
48	Home Depot, Inc. (The)	2,953

	Total Consumer Discretionary	64,413

	Consumer Staples — 4.6%
	Food & Staples Retailing — 1.4%
54	CVS Caremark Corp.	2,626
223	Kroger Co. (The)	5,802

		8,428

	Food Products — 2.0%
152	Archer-Daniels-Midland Co.	4,152
194	ConAgra Foods, Inc.	5,729
69	Mondelez International, Inc., Class A	1,760

		11,641

	Household Products — 1.2%
79	Energizer Holdings, Inc.	6,358
12	Procter & Gamble Co. (The)	788

		7,146

	Total Consumer Staples	27,215

	Energy — 17.1%
	Energy Equipment & Services — 0.9%
7	Ensco plc, (United Kingdom), Class A	427
136	Halliburton Co.	4,703

		5,130

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 16.2%
110	Apache Corp.	8,671
259	Chevron Corp.	28,051
105	ConocoPhillips	6,074
14	EOG Resources, Inc.	1,643
248	Exxon Mobil Corp.	21,451
55	Kinder Morgan, Inc.	1,954
35	Marathon Oil Corp.	1,067
44	Marathon Petroleum Corp.	2,741
178	Occidental Petroleum Corp.	13,674
52	Phillips 66	2,788
237	Valero Energy Corp.	8,081

		96,195

	Total Energy	101,325

	Financials — 28.5%
	Capital Markets — 5.2%
50	Goldman Sachs Group, Inc. (The)	6,347
520	Invesco Ltd.	13,571
236	State Street Corp.	11,103

		31,021

	Commercial Banks — 6.7%
136	Capital Bank Financial Corp., Class A (a) (e) (i)	2,084
58	Comerica, Inc.	1,769
1,363	Huntington Bancshares, Inc.	8,713
191	SunTrust Banks, Inc.	5,419
643	Wells Fargo & Co.	21,988

		39,973

	Diversified Financial Services — 6.9%
1,172	Bank of America Corp.	13,596
689	Citigroup, Inc.	27,262

		40,858

	Insurance — 7.9%
96	ACE Ltd., (Switzerland)	7,657
135	Everest Re Group Ltd., (Bermuda)	14,880
372	MetLife, Inc.	12,241
37	PartnerRe Ltd., (Bermuda)	2,946
163	Prudential Financial, Inc.	8,672
21	XL Group plc, (Ireland)	519

		46,915

	Real Estate Investment Trusts (REITs) — 1.8%
18	American Campus Communities, Inc.	844
211	CBL & Associates Properties, Inc.	4,465
33	Extra Space Storage, Inc.	1,204

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
78	Post Properties, Inc.	3,884

		10,397

	Total Financials	169,164

	Health Care — 15.4%
	Biotechnology — 2.8%
57	Biogen Idec, Inc. (a)	8,375
101	Celgene Corp. (a)	7,983

		16,358

	Health Care Equipment & Supplies — 0.2%
21	Covidien plc, (Ireland)	1,191

	Health Care Providers & Services — 5.8%
44	Cigna Corp.	2,373
109	Humana, Inc.	7,512
15	McKesson Corp.	1,483
422	UnitedHealth Group, Inc.	22,900

		34,268

	Pharmaceuticals — 6.6%
42	Johnson & Johnson	2,937
516	Merck & Co., Inc.	21,135
140	Pfizer, Inc.	3,513
194	Valeant Pharmaceuticals International, Inc., (Canada) (a)	11,624

		39,209

	Total Health Care	91,026

	Industrials — 7.3%
	Aerospace & Defense — 1.9%
76	Honeywell International, Inc.	4,829
36	Textron, Inc.	895
69	United Technologies Corp.	5,630

		11,354

	Commercial Services & Supplies — 1.4%
111	Avery Dennison Corp.	3,880
160	Tyco International Ltd., (Switzerland)	4,682

		8,562

	Construction & Engineering — 1.3%
130	Fluor Corp.	7,662

	Electrical Equipment — 0.2%
24	Emerson Electric Co.	1,250

	Machinery — 1.5%
138	PACCAR, Inc.	6,261
51	Pentair Ltd., (Switzerland)	2,509

		8,770

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 0.2%
17	Equifax, Inc.	898

	Road & Rail — 0.8%
27	CSX Corp.	541
33	Union Pacific Corp.	4,090

		4,631

	Total Industrials	43,127

	Information Technology — 10.7%
	Communications Equipment — 3.4%
676	Cisco Systems, Inc.	13,290
114	QUALCOMM, Inc.	7,064

		20,354

	Computers & Peripherals — 1.3%
10	Apple, Inc.	5,517
155	Hewlett-Packard Co.	2,204

		7,721

	Internet Software & Services — 1.1%
9	Google, Inc., Class A (a)	6,484

	IT Services — 0.6%
59	Jack Henry & Associates, Inc.	2,313
10	Visa, Inc., Class A	1,470

		3,783

	Semiconductors & Semiconductor Equipment — 0.8%
98	KLA-Tencor Corp.	4,657

	Software — 3.5%
277	Microsoft Corp.	7,414
399	Oracle Corp.	13,284

		20,698

	Total Information Technology	63,697

	Materials — 0.2%
	Metals & Mining — 0.2%
171	Alcoa, Inc.	1,487

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
51	AT&T, Inc.	1,706
67	Verizon Communications, Inc.	2,903

	Total Telecommunication Services	4,609

	Utilities — 3.1%
	Electric Utilities — 3.1%
80	NextEra Energy, Inc.	5,566
490	NV Energy, Inc.	8,897

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electric Utilities — Continued
72	OGE Energy Corp.	4,054

	Total Utilities	18,517

	Total Common Stocks (Cost $489,699)	584,580

Short-Term Investment — 1.4%
	Investment Company — 1.4%
8,109	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $8,109)	8,109

	Total Investments — 100.0% (Cost $497,808)	592,689
	Liabilities in Excess of Other Assets — 0.0% (g)	(276)

	NET ASSETS — 100.0%	$592,413

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.4%
	Consumer Discretionary — 16.3%
	Auto Components — 1.3%
37	BorgWarner, Inc. (a)	2,624
2,442	Johnson Controls, Inc.	74,971
157	Lear Corp.	7,373
100	TRW Automotive Holdings Corp. (a)	5,347

		90,315

	Automobiles — 1.2%
2,874	General Motors Co. (a)	82,844

	Hotels, Restaurants & Leisure — 0.9%
324	Carnival Corp.	11,931
598	Royal Caribbean Cruises Ltd.	20,321
230	Starbucks Corp.	12,354
282	Yum! Brands, Inc.	18,734

		63,340

	Household Durables — 0.4%
160	Lennar Corp., Class A	6,189
16	NVR, Inc. (a)	15,115
318	PulteGroup, Inc. (a)	5,781

		27,085

	Internet & Catalog Retail — 1.5%
293	Amazon.com, Inc. (a)	73,588
354	Expedia, Inc.	21,746
17	priceline.com, Inc. (a)	10,250

		105,584

	Media — 5.6%
1,595	CBS Corp. (Non-Voting), Class B	60,694
2,504	Comcast Corp., Class A	93,601
146	DIRECTV (a)	7,332
528	DISH Network Corp., Class A	19,237
482	Time Warner Cable, Inc.	46,835
3,080	Time Warner, Inc.	147,324
207	Walt Disney Co. (The)	10,307

		385,330

	Multiline Retail — 1.1%
11	Dollar Tree, Inc. (a)	447
264	Macy’s, Inc.	10,318
1,063	Target Corp.	62,919

		73,684

	Specialty Retail — 3.1%
80	AutoZone, Inc. (a)	28,284
132	Gap, Inc. (The)	4,112
1,338	Home Depot, Inc. (The)	82,764

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
1,137	Lowe’s Cos., Inc.	40,380
68	PetSmart, Inc.	4,666
361	Ross Stores, Inc.	19,568
799	TJX Cos., Inc.	33,901

		213,675

	Textiles, Apparel & Luxury Goods — 1.2%
376	Coach, Inc.	20,875
279	Lululemon Athletica, Inc., (Canada) (a)	21,296
132	Michael Kors Holdings Ltd., (Hong Kong) (a)	6,742
25	Ralph Lauren Corp.	3,765
223	V.F. Corp.	33,635

		86,313

	Total Consumer Discretionary	1,128,170

	Consumer Staples — 7.0%
	Beverages — 2.0%
2,381	Coca-Cola Co. (The)	86,316
66	Monster Beverage Corp. (a)	3,507
713	PepsiCo, Inc.	48,757

		138,580

	Food & Staples Retailing — 0.5%
94	Costco Wholesale Corp.	9,242
63	CVS Caremark Corp.	3,032
282	Kroger Co. (The)	7,340
140	Walgreen Co.	5,181
124	Whole Foods Market, Inc.	11,286

		36,081

	Food Products — 2.1%
507	Archer-Daniels-Midland Co.	13,898
248	ConAgra Foods, Inc.	7,312
835	General Mills, Inc.	33,725
224	Kellogg Co.	12,522
465	Kraft Foods Group, Inc.	21,129
2,238	Mondelez International, Inc., Class A	56,996

		145,582

	Household Products — 1.5%
111	Clorox Co. (The)	8,137
163	Colgate-Palmolive Co.	17,041
92	Energizer Holdings, Inc.	7,376
1,065	Procter & Gamble Co. (The)	72,310

		104,864

	Personal Products — 0.1%
92	Estee Lauder Cos., Inc. (The), Class A	5,483

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Tobacco — 0.8%
650	Philip Morris International, Inc.	54,378

	Total Consumer Staples	484,968

	Energy — 11.1%
	Energy Equipment & Services — 2.8%
342	Cameron International Corp. (a)	19,297
499	Ensco plc, (United Kingdom), Class A	29,609
109	FMC Technologies, Inc. (a)	4,656
583	Halliburton Co.	20,229
320	National Oilwell Varco, Inc.	21,860
1,346	Schlumberger Ltd.	93,240

		188,891

	Oil, Gas & Consumable Fuels — 8.3%
465	Anadarko Petroleum Corp.	34,530
125	Apache Corp.	9,836
930	Cheniere Energy, Inc. (a)	17,461
978	Chevron Corp.	105,772
52	Concho Resources, Inc. (a)	4,206
354	ConocoPhillips	20,541
65	Continental Resources, Inc. (a)	4,782
28	Energen Corp.	1,252
386	EOG Resources, Inc.	46,573
1,114	Exxon Mobil Corp.	96,411
831	Kinder Morgan, Inc.	29,353
247	Marathon Petroleum Corp.	15,563
1,486	Occidental Petroleum Corp.	113,814
370	Phillips 66	19,647
5	Pioneer Natural Resources Co.	523
798	Valero Energy Corp.	27,245
824	Williams Cos., Inc. (The)	26,961

		574,470

	Total Energy	763,361

	Financials — 15.1%
	Capital Markets — 3.2%
502	Ameriprise Financial, Inc.	31,432
526	Goldman Sachs Group, Inc. (The)	67,129
1,891	Invesco Ltd.	49,327
1,336	Morgan Stanley	25,547
559	State Street Corp.	26,279
144	T. Rowe Price Group, Inc.	9,356
734	TD Ameritrade Holding Corp.	12,346

		221,416

	Commercial Banks — 3.0%
86	CIT Group, Inc. (a)	3,338
282	East West Bancorp, Inc.	6,065

SHARES		SECURITY DESCRIPTION	VALUE($)

		Commercial Banks — Continued
1,846		Huntington Bancshares, Inc.	11,795
132		PNC Financial Services Group, Inc.	7,709
795		Regions Financial Corp.	5,657
265		SunTrust Banks, Inc.	7,512
46		SVB Financial Group (a)	2,552
4,750		Wells Fargo & Co.	162,365
175		Zions Bancorp	3,749

			210,742

		Consumer Finance — 0.5%
630		American Express Co.	36,190

		Diversified Financial Services — 4.2%
9,917		Bank of America Corp.	115,038
2,474		Citigroup, Inc.	97,866
1,277		CME Group, Inc.	64,777
107		IntercontinentalExchange, Inc. (a)	13,293

			290,974

		Insurance — 3.3%
991		ACE Ltd., (Switzerland)	79,081
348		Axis Capital Holdings Ltd., (Bermuda)	12,038
213		Everest Re Group Ltd., (Bermuda)	23,440
526		Hartford Financial Services Group, Inc.	11,812
2,214		MetLife, Inc.	72,923
63		PartnerRe Ltd., (Bermuda)	5,087
431		Prudential Financial, Inc.	23,006

			227,387

		Real Estate Investment Trusts (REITs) — 0.9%
161		American Tower Corp.	12,424
31		AvalonBay Communities, Inc.	4,217
94		Boston Properties, Inc.	9,925
242		CBL & Associates Properties, Inc.	5,141
76		Extra Space Storage, Inc.	2,747
90		Post Properties, Inc.	4,503
—	(h)	Public Storage	29
128		Simon Property Group, Inc.	20,242

			59,228

		Total Financials	1,045,937

		Health Care — 13.3%
		Biotechnology — 3.3%
72		Alexion Pharmaceuticals, Inc. (a)	6,797
674		Biogen Idec, Inc. (a)	98,918
674		Celgene Corp. (a)	53,027
131		Gilead Sciences, Inc. (a)	9,637
344		Onyx Pharmaceuticals, Inc. (a)	25,950

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Biotechnology — Continued
79	Regeneron Pharmaceuticals, Inc. (a)	13,554
426	Vertex Pharmaceuticals, Inc. (a)	17,871

		225,754

	Health Care Equipment & Supplies — 1.9%
590	Abbott Laboratories	38,673
909	Boston Scientific Corp. (a)	5,209
1,107	CareFusion Corp. (a)	31,632
781	Covidien plc, (Ireland)	45,080
21	Intuitive Surgical, Inc. (a)	10,094

		130,688

	Health Care Providers & Services — 2.9%
505	Cardinal Health, Inc.	20,795
103	Catamaran Corp. (a)	4,836
131	Cigna Corp.	6,997
302	DaVita HealthCare Partners, Inc. (a)	33,326
668	Humana, Inc.	45,816
1,593	UnitedHealth Group, Inc.	86,424

		198,194

	Health Care Technology — 0.2%
209	Cerner Corp. (a)	16,210

	Life Sciences Tools & Services — 0.1%
51	Mettler-Toledo International, Inc. (a)	9,873

	Pharmaceuticals — 4.9%
213	Allergan, Inc.	19,546
778	Johnson & Johnson	54,531
3,776	Merck & Co., Inc.	154,587
28	Novo Nordisk A/S, (Denmark), ADR	4,511
3,572	Pfizer, Inc.	89,582
232	Valeant Pharmaceuticals International, Inc., (Canada) (a)	13,865

		336,622

	Total Health Care	917,341

	Industrials — 9.6%
	Aerospace & Defense — 2.7%
873	Honeywell International, Inc.	55,392
27	Precision Castparts Corp.	5,205
42	Textron, Inc.	1,032
1,484	United Technologies Corp.	121,700

		183,329

	Building Products — 0.3%
183	Fortune Brands Home & Security, Inc. (a)	5,342
1,120	Masco Corp.	18,651

		23,993

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.5%
1,276	Tyco International Ltd., (Switzerland)	37,323

	Construction & Engineering — 0.9%
1,060	Fluor Corp.	62,287
17	Jacobs Engineering Group, Inc. (a)	732

		63,019

	Electrical Equipment — 1.2%
76	Eaton Corp. plc, (Ireland)	4,127
1,502	Emerson Electric Co.	79,533

		83,660

	Machinery — 2.0%
51	Caterpillar, Inc.	4,580
36	Cummins, Inc.	3,900
1,778	PACCAR, Inc.	80,406
430	Pentair Ltd., (Switzerland)	21,112
353	SPX Corp.	24,752

		134,750

	Road & Rail — 1.6%
3,372	CSX Corp.	66,525
92	J.B. Hunt Transport Services, Inc.	5,508
299	Union Pacific Corp.	37,556

		109,589

	Trading Companies & Distributors — 0.4%
135	W.W. Grainger, Inc.	27,268

	Total Industrials	662,931

	Information Technology — 19.9%
	Communications Equipment — 3.0%
5,596	Cisco Systems, Inc.	109,963
25	F5 Networks, Inc. (a)	2,424
251	Juniper Networks, Inc. (a)	4,946
1,493	QUALCOMM, Inc.	92,614

		209,947

	Computers & Peripherals — 4.9%
582	Apple, Inc.	310,016
393	EMC Corp. (a)	9,950
1,047	Hewlett-Packard Co.	14,924
58	NetApp, Inc. (a)	1,952
58	SanDisk Corp. (a)	2,543

		339,385

	Internet Software & Services — 2.8%
19	Baidu, Inc., (China), ADR (a)	1,888
223	eBay, Inc. (a)	11,391
216	Google, Inc., Class A (a)	153,363

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Internet Software & Services — Continued
138	LinkedIn Corp., Class A (a)	15,818
142	Rackspace Hosting, Inc. (a)	10,571

		193,031

	IT Services — 2.3%
377	Cognizant Technology Solutions Corp., Class A (a)	27,895
558	Genpact Ltd.	8,648
44	International Business Machines Corp.	8,516
79	Jack Henry & Associates, Inc.	3,106
83	MasterCard, Inc., Class A	40,859
134	Teradata Corp. (a)	8,319
403	Visa, Inc., Class A	61,032

		158,375

	Semiconductors & Semiconductor Equipment — 2.2%
422	Altera Corp.	14,532
193	ARM Holdings plc, (United Kingdom), ADR	7,284
214	ASML Holding N.V., (Netherlands)	13,778
1,299	Broadcom Corp., Class A (a)	43,125
764	Freescale Semiconductor Ltd. (a)	8,411
343	KLA-Tencor Corp.	16,397
1,167	Lam Research Corp. (a)	42,172
290	LSI Corp. (a)	2,051
181	Maxim Integrated Products, Inc.	5,324

		153,074

	Software — 4.7%
554	Adobe Systems, Inc. (a)	20,860
397	Citrix Systems, Inc. (a)	26,107
107	Intuit, Inc.	6,387
5,285	Microsoft Corp.	141,260
143	Nuance Communications, Inc. (a)	3,201
2,872	Oracle Corp.	95,679
75	Red Hat, Inc. (a)	3,985
66	Salesforce.com, Inc. (a)	11,034
62	SolarWinds, Inc. (a)	3,246
188	Splunk, Inc. (a)	5,446
40	VMware, Inc., Class A (a)	3,763

		320,968

	Total Information Technology	1,374,780

	Materials — 2.9%
	Chemicals — 2.3%
795	Air Products & Chemicals, Inc.	66,766
50	CF Industries Holdings, Inc.	10,235
435	Dow Chemical Co. (The)	14,063

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
372	E.I. du Pont de Nemours & Co.	16,721
146	FMC Corp.	8,535
297	Georgia Gulf Corp.	12,258
157	LyondellBasell Industries N.V., (Netherlands), Class A	8,955
40	Praxair, Inc.	4,411
96	Sherwin-Williams Co. (The)	14,756

		156,700

	Containers & Packaging — 0.1%
263	Crown Holdings, Inc. (a)	9,682

	Metals & Mining — 0.5%
939	Alcoa, Inc.	8,150
268	Freeport-McMoRan Copper & Gold, Inc.	9,159
222	United States Steel Corp.	5,301
380	Walter Energy, Inc.	13,649

		36,259

	Total Materials	202,641

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.2%
827	AT&T, Inc.	27,886
1,276	Verizon Communications, Inc.	55,221

	Total Telecommunication Services	83,107

	Utilities — 2.0%
	Electric Utilities — 1.5%
135	American Electric Power Co., Inc.	5,778
196	Edison International	8,857
942	Exelon Corp.	28,019
552	NextEra Energy, Inc.	38,169
1,033	NV Energy, Inc.	18,747
78	OGE Energy Corp.	4,392

		103,962

	Multi-Utilities — 0.5%
693	NiSource, Inc.	17,250
274	Sempra Energy	19,462

		36,712

	Total Utilities	140,674

	Total Common Stocks (Cost $5,440,173)	6,803,910

Preferred Stock — 0.1%
	Consumer Staples — 0.1%
	Beverages — 0.1%
178	Cia de Bebidas das Americas, (Brazil), ADR (Cost $4,874)	7,492

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.4%
	Investment Company — 1.4%
94,147	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $94,147)	94,147

	Total Investments — 99.9% (Cost $5,539,194)	6,905,549
	Other Assets in Excess of Liabilities — 0.1%	5,556

	NET ASSETS — 100.0%	$6,911,105

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
622	E-mini S&P 500	03/15/13	$44,165	$27

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	41

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Income Fund		Growth and Income Fund
ASSETS:
Investments in non-affiliates, at value	$1,262,068	$38,701		$2,804,334		$324,779
Investments in affiliates, at value	25,518	448		74,425		6,475

Total investment securities, at value	1,287,586	39,149		2,878,759		331,254
Cash	—	—		—		2
Receivables:
Investment securities sold	4,613	—		3,550		—
Fund shares sold	6,258	—	(a)	19,484		1,444
Dividends from non-affiliates	1,489	—		3,303		311
Dividends from affiliates	2	—	(a)	6		1
Variation margin on futures contracts	668	—		—		—
Prepaid expenses	—	3		—		—

Total Assets	1,300,616	39,152		2,905,102		333,012

LIABILITIES:
Payables:
Dividends	—	—		5,396		—
Investment securities purchased	7,414	—		7,705		1,265
Fund shares redeemed	111	—		4,249		228
Accrued liabilities:
Investment advisory fees	262	16		947		110
Administration fees	78	—		157		23
Shareholder servicing fees	34	6		566		70
Distribution fees	13	—	(a)	293		71
Custodian and accounting fees	13	5		20		6
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	—	(a)	—
Transfer agent fees	20	4		1		138
Audit fees	18	17		11		17
Other	—	—		9		30

Total Liabilities	7,964	48		19,354		1,958

Net Assets	$1,292,652	$39,104		$2,885,748		$331,054

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Income Fund	Growth and Income Fund
NET ASSETS:
Paid-in-Capital	$1,154,811	$35,762	$2,604,575	$306,636
Accumulated undistributed (distributions in excess of) net investment income	363	(53)	(153)	219
Accumulated net realized gains (losses)	(31,450)	(3,572)	(2,165)	(78,912)
Net unrealized appreciation (depreciation)	168,928	6,967	283,491	103,111

Total Net Assets	$1,292,652	$39,104	$2,885,748	$331,054

Net Assets:
Class A	$80,141	$111	$795,027	$313,543
Class B	—	—	4,025	3,221
Class C	—	108	203,887	5,030
Class R2	—	—	3,836	—
Class R5	—	29	136,723	—
Class R6	999,682	—	76,536	—
Institutional Class	187,292	—	—	—
Select Class	25,537	38,856	1,665,714	9,260

Total	$1,292,652	$39,104	$2,885,748	$331,054

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,523	7	78,227	9,927
Class B	—	—	399	104
Class C	—	7	20,278	172
Class R2	—	—	378	—
Class R5	—	2	13,283	—
Class R6	56,173	—	7,438	—
Institutional Class	10,524	—	—	—
Select Class	1,433	2,303	161,838	282

Net Asset Value (a):
Class A — Redemption price per share	$17.72	$16.66	$10.16	$31.58
Class B — Offering price per share (b)	—	—	10.09	30.85
Class C — Offering price per share (b)	—	16.25	10.05	29.29
Class R2 — Offering and redemption price per share	—	—	10.15	—
Class R5 — Offering and redemption price per share	—	17.04	10.29	—
Class R6 — Offering and redemption price per share	17.80	—	10.29	—
Institutional Class — Offering and redemption price per share	17.80	—	—	—
Select Class — Offering and redemption price per share	17.82	16.87	10.29	32.89
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.70	$17.58	$10.72	$33.33

Cost of investments in non-affiliates	$1,093,187	$31,734	$2,520,843	$221,668
Cost of investments in affiliates	25,518	448	74,425	6,475

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$9,712,154	$584,580		$6,811,402
Investments in affiliates, at value	243,968	8,109		94,147

Total investment securities, at value	9,956,122	592,689		6,905,549
Cash	—	—	(a)	—
Deposits at broker for futures contracts	—	—		2,354
Receivables:
Investment securities sold	—	5,158		26,070
Fund shares sold	82,286	349		18,171
Dividends from non-affiliates	4,749	639		6,150
Dividends from affiliates	28	1		7
Variation margin on futures contracts	—	—		1,214
Other	1	12		—

Total Assets	10,043,186	598,848		6,959,515

LIABILITIES:
Payables:
Dividends	653	—		—
Investment securities purchased	78,163	5,531		27,490
Fund shares redeemed	47,873	414		15,840
Accrued liabilities:
Investment advisory fees	3,731	199		2,307
Administration fees	692	38		419
Shareholder servicing fees	1,404	115		1,022
Distribution fees	755	9		232
Custodian and accounting fees	29	9		60
Trustees’ and Chief Compliance Officer’s fees	14	—	(a)	2
Other	97	120		1,038

Total Liabilities	133,411	6,435		48,410

Net Assets	$9,909,775	$592,413		$6,911,105

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$9,603,010	$582,983	$5,776,546
Accumulated undistributed (distributions in excess of) net investment income	3,496	195	591
Accumulated net realized gains (losses)	(396,354)	(85,646)	(232,414)
Net unrealized appreciation (depreciation)	699,623	94,881	1,366,382

Total Net Assets	$9,909,775	$592,413	$6,911,105

Net Assets:
Class A	$2,381,884	$28,532	$741,255
Class B	10,636	1,284	4,611
Class C	311,027	3,395	85,723
Class R2	151,557	330	48,477
Class R5	896,457	27,676	406,887
Class R6	1,672,727	10,969	1,081,310
Institutional Class	—	—	703,262
Select Class	4,485,487	520,227	3,839,580

Total	$9,909,775	$592,413	$6,911,105

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	99,309	2,380	66,119
Class B	500	109	417
Class C	14,762	289	7,790
Class R2	6,377	28	4,344
Class R5	37,251	2,329	36,222
Class R6	69,435	923	96,181
Institutional Class	—	—	62,615
Select Class	187,287	43,953	342,386

Net Asset Value (a):
Class A — Redemption price per share	$23.98	$11.99	$11.21
Class B — Offering price per share (b)	21.27	11.81	11.06
Class C — Offering price per share (b)	21.07	11.74	11.00
Class R2 — Offering and redemption price per share	23.76	11.95	11.16
Class R5 — Offering and redemption price per share	24.07	11.88	11.23
Class R6 — Offering and redemption price per share	24.09	11.88	11.24
Institutional Class — Offering and redemption price per share	—	—	11.23
Select Class — Offering and redemption price per share	23.95	11.84	11.21
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$25.31	$12.65	$11.83

Cost of investments in non-affiliates	$9,012,531	$489,699	$5,445,047
Cost of investments in affiliates	243,968	8,109	94,147

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Income Fund	Growth and Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$—		$—	$—
Dividend income from non-affiliates	14,907	271		47,520	4,150
Dividend income from affiliates	11	—	(a)	35	3

Total investment income	14,920	271		47,555	4,153

EXPENSES:
Investment advisory fees	1,638	122		5,161	647
Administration fees	565	17		1,111	139
Distribution fees:
Class A	42	—	(a)	871	383
Class B	—	—		16	12
Class C	—	—	(a)	630	17
Class R2	—	—		6	—
Shareholder servicing fees:
Class A	42	—	(a)	871	383
Class B	—	—		5	4
Class C	—	—	(a)	210	6
Class R2	—	—		3	—
Class R5	—	—	(a)	32	—
Institutional Class	93	—		—	—
Select Class	27	51		1,903	12
Custodian and accounting fees	39	14		58	16
Interest expense to affiliates	—	—	(a)	—	—	(a)
Professional fees	35	23		33	23
Trustees’ and Chief Compliance Officer’s fees	8	—	(a)	14	—	(a)
Printing and mailing costs	11	5		43	26
Registration and filing fees	23	12		154	32
Transfer agent fees	64	6		654	225
Other	8	3		26	5

Total expenses	2,595	253		11,801	1,930

Less amounts waived	(117)	(51)		(339)	(6)

Net expenses	2,478	202		11,462	1,924

Net investment income (loss)	12,442	69		36,093	2,229

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	21,320	404		9,797	6,409
Futures	1,729	—		—	—

Net realized gain (loss)	23,049	404		9,797	6,409

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	42,772	1,870		80,084	15,888
Futures	(618)	—		—	—

Change in net unrealized appreciation/depreciation	42,154	1,870		80,084	15,888

Net realized/unrealized gains (losses)	65,203	2,274		89,881	22,297

Change in net assets resulting from operations	$77,645	$2,343		$125,974	$24,526

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$89,969	$6,623		$78,900
Dividend income from affiliates	223	3		51

Total investment income	90,192	6,626		78,951

EXPENSES:
Investment advisory fees	21,221	1,209		13,526
Administration fees	3,654	261		2,914
Distribution fees:
Class A	2,618	34		892
Class B	43	5		18
Class C	1,000	13		306
Class R2	297	1		104
Shareholder servicing fees:
Class A	2,618	34		892
Class B	14	2		6
Class C	333	4		102
Class R2	149	—	(a)	52
Class R5	185	7		94
Institutional Class	—	—		344
Select Class	4,910	668		4,770
Custodian and accounting fees	150	26		169
Interest expense to affiliates	—	—	(a)	—
Professional fees	70	26		53
Trustees’ and Chief Compliance Officer’s fees	48	4		40
Printing and mailing costs	172	8		220
Registration and filing fees	352	42		107
Transfer agent fees	2,052	111		1,699
Other	80	9		71

Total expenses	39,966	2,464		26,379

Less amounts waived	(1,255)	(69)		(926)
Less earnings credits	— (a)	—		—

Net expenses	38,711	2,395		25,453

Net investment income (loss)	51,481	4,231		53,498

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(203,645)	24,349		80,017
Futures	—	—		8,355

Net realized gain (loss)	(203,645)	24,349		88,372

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	290,748	28,011		344,400
Futures	—	—		(2,280)

Change in net unrealized appreciation/depreciation	290,748	28,011		342,120

Net realized/unrealized gains (losses)	87,103	52,360		430,492

Change in net assets resulting from operations	$138,584	$56,591		$483,990

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,442	$14,792	$69	$(216)
Net realized gain (loss)	23,049	12,773	404	(2,051)
Change in net unrealized appreciation/depreciation	42,154	28,689	1,870	3,389

Change in net assets resulting from operations	77,645	56,254	2,343	1,122

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(474)	(137)	—	—
From net realized gains	(1,388)	—	—	—
Class R6
From net investment income	(10,163)	(12,011)	—	—
From net realized gains	(36,007)	—	—	—
Institutional Class
From net investment income	(1,744)	(1,864)	—	—
From net realized gains	(6,783)	—	—	—
Select Class
From net investment income	(217)	(173)	—	—
From net realized gains	(904)	—	—	—

Total distributions to shareholders	(57,680)	(14,185)	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	39,777	478,660	(2,429)	(5,780)

NET ASSETS:
Change in net assets	59,742	520,729	(86)	(4,658)
Beginning of period	1,232,910	712,181	39,190	43,848

End of period	$1,292,652	$1,232,910	$39,104	$39,190

Accumulated undistributed (distributions in excess of) net investment income	$363	$519	$(53)	$(122)

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$36,093	$30,360	$2,229	$3,781
Net realized gain (loss)	9,797	10,022	6,409	9,136
Change in net unrealized appreciation/depreciation	80,084	119,295	15,888	1,887

Change in net assets resulting from operations	125,974	159,677	24,526	14,804

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(9,377)	(7,456)	(1,955)	(3,511)
From net realized gains	(5,498)	(1,481)	—	—
Class B
From net investment income	(43)	(61)	(14)	(26)
From net realized gains	(29)	(20)	—	—
Class C
From net investment income	(1,979)	(1,172)	(24)	(34)
From net realized gains	(1,406)	(240)	—	—
Class R2
From net investment income	(35)	(12)	—	—
From net realized gains	(24)	(1)	—	—
Class R5
From net investment income	(1,897)	(1,602)	—	—
From net realized gains	(977)	(229)	—	—
Class R6 (a)
From net investment income	(891)	(480)	—	—
From net realized gains	(431)	—	—	—
Select Class
From net investment income	(21,566)	(17,837)	(70)	(90)
From net realized gains	(11,551)	(2,850)	—	—

Total distributions to shareholders	(55,704)	(33,441)	(2,063)	(3,661)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	602,779	1,626,785	174	(23,585)

NET ASSETS:
Change in net assets	673,049	1,753,021	22,637	(12,442)
Beginning of period	2,212,699	459,678	308,417	320,859

End of period	$2,885,748	$2,212,699	$331,054	$308,417

Accumulated undistributed (distributions in excess of) net investment income	$(153)	$(458)	$219	$53

(a)	Commencement of offering of class of shares effective January 31, 2012 for the Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$51,481	$(2,534)	$4,231	$7,352
Net realized gain (loss)	(203,645)	(142,714)	24,349	38,076
Change in net unrealized appreciation/depreciation	290,748	345,625	28,011	(59,886)

Change in net assets resulting from operations	138,584	200,377	56,591	(14,458)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,070)	—	(184)	(248)
Class B
From net investment income	(3)	—	(6)	(9)
Class C
From net investment income	(501)	—	(16)	(16)
Class R2
From net investment income	(401)	(1)	(2)	(1)
Class R5
From net investment income	(5,232)	(140)	(224)	(352)
Class R6
From net investment income	(10,436)	(129)	(92)	(156)
Select Class
From net investment income	(20,306)	(421)	(3,773)	(6,698)

Total distributions to shareholders	(44,949)	(691)	(4,297)	(7,480)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,899,266	4,791,189	(95,254)	(10,513)

NET ASSETS:
Change in net assets	2,992,901	4,990,875	(42,960)	(32,451)
Beginning of period	6,916,874	1,925,999	635,373	667,824

End of period	$9,909,775	$6,916,874	$592,413	$635,373

Accumulated undistributed (distributions in excess of) net investment income	$3,496	$(3,036)	$195	$261

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	U.S. Equity Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$53,498	$61,156
Net realized gain (loss)	88,372	(11,561)
Change in net unrealized appreciation/depreciation	342,120	132,494

Change in net assets resulting from operations	483,990	182,089

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,192)	(4,782)
From net realized gains	(15,212)	(2,714)
Class B
From net investment income	(23)	(20)
From net realized gains	(97)	(31)
Class C
From net investment income	(436)	(280)
From net realized gains	(1,789)	(317)
Class R2
From net investment income	(286)	(148)
From net realized gains	(981)	(82)
Class R5
From net investment income	(3,394)	(3,201)
From net realized gains	(8,373)	(1,305)
Class R6
From net investment income	(9,249)	(10,168)
From net realized gains	(21,719)	(3,702)
Institutional Class
From net investment income	(5,948)	(5,886)
From net realized gains	(14,514)	(2,489)
Select Class
From net investment income	(30,130)	(34,893)
From net realized gains	(80,114)	(17,997)

Total distributions to shareholders	(197,457)	(88,015)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	171,563	1,526,527

NET ASSETS:
Change in net assets	458,096	1,620,601
Beginning of period	6,453,009	4,832,408

End of period	$6,911,105	$6,453,009

Accumulated undistributed (distributions in excess of) net investment income	$591	$1,751

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$63,929	$26,796	$—	$—
Dividends and distributions reinvested	1,851	137	—	—
Cost of shares redeemed	(6,928)	(10,466)	—	—

Change in net assets resulting from Class A capital transactions	$58,852	$16,467	$—	$—

Class R6
Proceeds from shares issued	$101,522	$450,054	$—	$—
Dividends and distributions reinvested	46,170	12,011	—	—
Cost of shares redeemed	(187,748)	(50,349)	—	—

Change in net assets resulting from Class R6 capital transactions	$(40,056)	$411,716	$—	$—

Institutional Class
Proceeds from shares issued	$24,510	$65,484	$—	$—
Dividends and distributions reinvested	8,520	1,862	—	—
Cost of shares redeemed	(21,389)	(19,912)	—	—

Change in net assets resulting from Institutional Class capital transactions	$11,641	$47,434	$—	$—

Select Class
Proceeds from shares issued	$13,326	$5,060	$6,720	$7,108
Dividends and distributions reinvested	786	86	—	—
Cost of shares redeemed	(4,772)	(2,103)	(9,149)	(12,888)

Change in net assets resulting from Select Class capital transactions	$9,340	$3,043	$(2,429)	$(5,780)

Total change in net assets resulting from capital transactions	$39,777	$478,660	$(2,429)	$(5,780)

SHARE TRANSACTIONS:
Class A
Issued	3,605	1,584	—	—
Reinvested	104	8	—	—
Redeemed	(381)	(599)	—	—

Change in Class A Shares	3,328	993	—	—

Class R6
Issued	5,694	26,788	—	—
Reinvested	2,587	729	—	—
Redeemed	(10,706)	(3,213)	—	—

Change in Class R6 Shares	(2,425)	24,304	—	—

Institutional Class
Issued	1,376	3,833	—	—
Reinvested	478	114	—	—
Redeemed	(1,163)	(1,194)	—	—

Change in Institutional Class Shares	691	2,753	—	—

Select Class
Issued	734	293	414	479
Reinvested	44	5	—	—
Redeemed	(258)	(126)	(534)	(850)

Change in Select Class Shares	520	172	(120)	(371)

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$262,397	$424,660	$15,079	$11,165
Dividends and distributions reinvested	14,025	8,447	1,839	3,339
Cost of shares redeemed	(80,297)	(95,525)	(18,188)	(38,398)

Change in net assets resulting from Class A capital transactions	$196,125	$337,582	$(1,270)	$(23,894)

Class B
Proceeds from shares issued	$150	$746	$15	$119
Dividends and distributions reinvested	63	72	14	26
Cost of shares redeemed	(684)	(2,541)	(326)	(1,356)

Change in net assets resulting from Class B capital transactions	$(471)	$(1,723)	$(297)	$(1,211)

Class C
Proceeds from shares issued	$79,759	$110,299	$1,056	$1,398
Dividends and distributions reinvested	2,715	1,128	21	30
Cost of shares redeemed	(12,852)	(15,205)	(487)	(1,299)

Change in net assets resulting from Class C capital transactions	$69,622	$96,222	$590	$129

Class R2
Proceeds from shares issued	$3,012	$1,756	$—	$—
Dividends and distributions reinvested	59	12	—	—
Cost of shares redeemed	(979)	(150)	—	—

Change in net assets resulting from Class R2 capital transactions	$2,092	$1,618	$—	$—

Class R5
Proceeds from shares issued	$39,107	$138,348	$—	$—
Dividends and distributions reinvested	2,873	1,831	—	—
Cost of shares redeemed	(20,646)	(40,633)	—	—

Change in net assets resulting from Class R5 capital transactions	$21,334	$99,546	$—	$—

Class R6 (a)
Proceeds from shares issued	$59,351	$83,915	$—	$—
Dividends and distributions reinvested	956	141	—	—
Cost of shares redeemed	(55,650)	(12,794)	—	—

Change in net assets resulting from Class R6 capital transactions	$4,657	$71,262	$—	$—

Select Class
Proceeds from shares issued	$448,384	$1,203,854	$9,937	$2,028
Dividends and distributions reinvested	14,227	7,939	49	53
Cost of shares redeemed	(153,191)	(189,515)	(8,835)	(690)

Change in net assets resulting from Select Class capital transactions	$309,420	$1,022,278	$1,151	$1,391

Total change in net assets resulting from capital transactions	$602,779	$1,626,785	$174	$(23,585)

(a)	Commencement of offering of class of shares effective January 31, 2012 for the Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	25,706	45,117	483	395
Reinvested	1,374	897	58	122
Redeemed	(7,871)	(10,173)	(588)	(1,402)

Change in Class A Shares	19,209	35,841	(47)	(885)

Class B
Issued	15	80	— (a)	4
Reinvested	6	8	— (a)	1
Redeemed	(67)	(282)	(10)	(52)

Change in Class B Shares	(46)	(194)	(10)	(47)

Class C
Issued	7,899	11,785	36	56
Reinvested	269	120	1	1
Redeemed	(1,272)	(1,636)	(17)	(51)

Change in Class C Shares	6,896	10,269	20	6

Class R2
Issued	297	180	—	—
Reinvested	6	1	—	—
Redeemed	(96)	(15)	—	—

Change in Class R2 Shares	207	166	—	—

Class R5
Issued	3,787	15,010	—	—
Reinvested	278	193	—	—
Redeemed	(1,988)	(4,305)	—	—

Change in Class R5 Shares	2,077	10,898	—	—

Class R6 (b)
Issued	5,701	8,367	—	—
Reinvested	92	14	—	—
Redeemed	(5,444)	(1,292)	—	—

Change in Class R6 Shares	349	7,089	—	—

Select Class
Issued	43,432	128,808	320	71
Reinvested	1,376	827	2	2
Redeemed	(14,781)	(19,342)	(284)	(24)

Change in Select Class Shares	30,027	110,293	38	49

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective January 31, 2012 for the Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$961,895	$1,485,061	$3,238	$7,733
Dividends and distributions reinvested	7,269	—	178	241
Cost of shares redeemed	(271,345)	(186,800)	(2,912)	(7,007)

Change in net assets resulting from Class A capital transactions	$697,819	$1,298,261	$504	$967

Class B
Proceeds from shares issued	$247	$713	$23	$50
Dividends and distributions reinvested	3	—	6	8
Cost of shares redeemed	(1,971)	(7,529)	(303)	(843)

Change in net assets resulting from Class B capital transactions	$(1,721)	$(6,816)	$(274)	$(785)

Class C
Proceeds from shares issued	$122,759	$188,775	$994	$1,321
Dividends and distributions reinvested	328	—	15	14
Cost of shares redeemed	(20,696)	(17,008)	(1,100)	(1,141)

Change in net assets resulting from Class C capital transactions	$102,391	$171,767	$(91)	$194

Class R2
Proceeds from shares issued	$79,729	$92,133	$226	$83
Dividends and distributions reinvested	328	1	1	1
Cost of shares redeemed	(15,661)	(6,156)	(63)	(59)

Change in net assets resulting from Class R2 capital transactions	$64,396	$85,978	$164	$25

Class R5
Proceeds from shares issued	$380,145	$597,130	$859	$1,737
Dividends and distributions reinvested	4,950	140	224	352
Cost of shares redeemed	(83,106)	(81,364)	(1,620)	(3,616)

Change in net assets resulting from Class R5 capital transactions	$301,989	$515,906	$(537)	$(1,527)

Class R6
Proceeds from shares issued	$746,360	$1,106,703	$276	$1,179
Dividends and distributions reinvested	9,679	129	92	156
Cost of shares redeemed	(134,923)	(87,682)	(1,585)	(765)

Change in net assets resulting from Class R6 capital transactions	$621,116	$1,019,150	$(1,217)	$570

Select Class
Proceeds from shares issued	$1,543,562	$2,248,235	$447	$25,030
Dividends and distributions reinvested	9,684	93	23	73
Cost of shares redeemed	(439,970)	(541,385)	(94,273)	(35,060)

Change in net assets resulting from Select Class capital transactions	$1,113,276	$1,706,943	$(93,803)	$(9,957)

Total change in net assets resulting from capital transactions	$2,899,266	$4,791,189	$(95,254)	$(10,513)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	40,137	63,642	277	723
Reinvested	299	—	15	23
Redeemed	(11,347)	(8,079)	(252)	(648)

Change in Class A Shares	29,089	55,563	40	98

Class B
Issued	12	36	2	5
Reinvested	— (a)	—	— (a)	1
Redeemed	(93)	(377)	(26)	(80)

Change in Class B Shares	(81)	(341)	(24)	(74)

Class C
Issued	5,837	9,154	87	122
Reinvested	15	—	1	1
Redeemed	(987)	(834)	(97)	(109)

Change in Class C Shares	4,865	8,320	(9)	14

Class R2
Issued	3,358	3,897	21	7
Reinvested	14	— (a)	— (a)	— (a)
Redeemed	(660)	(260)	(6)	(5)

Change in Class R2 Shares	2,712	3,637	15	2

Class R5
Issued	15,862	25,786	74	164
Reinvested	203	7	19	34
Redeemed	(3,455)	(3,549)	(141)	(331)

Change in Class R5 Shares	12,610	22,244	(48)	(133)

Class R6
Issued	30,566	46,377	25	119
Reinvested	397	6	8	15
Redeemed	(5,598)	(3,669)	(142)	(72)

Change in Class R6 Shares	25,365	42,714	(109)	62

Select Class
Issued	64,658	98,785	39	2,451
Reinvested	399	4	2	7
Redeemed	(18,402)	(23,773)	(8,245)	(3,125)

Change in Select Class Shares	46,655	75,016	(8,204)	(667)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	U.S. Equity Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$133,216	$412,813
Dividends and distributions reinvested	18,219	6,868
Cost of shares redeemed	(102,162)	(193,790)

Change in net assets resulting from Class A capital transactions	$49,273	$225,891

Class B
Proceeds from shares issued	$27	$257
Dividends and distributions reinvested	117	49
Cost of shares redeemed	(734)	(2,380)

Change in net assets resulting from Class B capital transactions	$(590)	$(2,074)

Class C
Proceeds from shares issued	$13,791	$38,529
Dividends and distributions reinvested	2,014	526
Cost of shares redeemed	(9,323)	(20,678)

Change in net assets resulting from Class C capital transactions	$6,482	$18,377

Class R2
Proceeds from shares issued	$20,657	$28,358
Dividends and distributions reinvested	1,054	170
Cost of shares redeemed	(6,368)	(5,907)

Change in net assets resulting from Class R2 capital transactions	$15,343	$22,621

Class R5
Proceeds from shares issued	$77,839	$204,903
Dividends and distributions reinvested	10,794	4,150
Cost of shares redeemed	(31,393)	(38,808)

Change in net assets resulting from Class R5 capital transactions	$57,240	$170,245

Class R6
Proceeds from shares issued	$142,927	$580,194
Dividends and distributions reinvested	29,339	13,543
Cost of shares redeemed	(249,642)	(40,629)

Change in net assets resulting from Class R6 capital transactions	$(77,376)	$553,108

Institutional Class
Proceeds from shares issued	$132,301	$362,823
Dividends and distributions reinvested	15,828	5,451
Cost of shares redeemed	(84,648)	(260,526)

Change in net assets resulting from Institutional Class capital transactions	$63,481	$107,748

Select Class
Proceeds from shares issued	$472,552	$1,199,262
Dividends and distributions reinvested	84,560	33,012
Cost of shares redeemed	(499,402)	(801,663)

Change in net assets resulting from Select Class capital transactions	$57,710	$430,611

Total change in net assets resulting from capital transactions	$171,563	$1,526,527

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	11,908	39,984
Reinvested	1,625	687
Redeemed	(9,121)	(19,011)

Change in Class A Shares	4,412	21,660

Class B
Issued	2	25
Reinvested	11	5
Redeemed	(66)	(237)

Change in Class B Shares	(53)	(207)

Class C
Issued	1,254	3,763
Reinvested	183	54
Redeemed	(849)	(2,067)

Change in Class C Shares	588	1,750

Class R2
Issued	1,856	2,720
Reinvested	95	17
Redeemed	(571)	(577)

Change in Class R2 Shares	1,380	2,160

Class R5
Issued	6,882	20,118
Reinvested	960	409
Redeemed	(2,801)	(3,739)

Change in Class R5 Shares	5,041	16,788

Class R6
Issued	12,773	54,627
Reinvested	2,606	1,340
Redeemed	(22,775)	(3,879)

Change in Class R6 Shares	(7,396)	52,088

Institutional Class
Issued	11,954	34,671
Reinvested	1,408	538
Redeemed	(7,553)	(25,385)

Change in Institutional Class Shares	5,809	9,824

Select Class
Issued	42,127	117,290
Reinvested	7,546	3,323
Redeemed	(44,280)	(77,448)

Change in Select Class Shares	5,393	43,165

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$17.42	$0.12	(f)	$1.01	$1.13	$(0.15)	$(0.68)	$(0.83)
Year Ended June 30, 2012	16.80	0.21	(f)	0.61	0.82	(0.20)	—	(0.20)
Year Ended June 30, 2011	13.07	0.17	(f)	3.72	3.89	(0.16)	—	(0.16)
Year Ended June 30, 2010	11.52	0.18	(f)	1.54	1.72	(0.17)	—	(0.17)
Year Ended June 30, 2009	15.44	0.31	(f)	(3.93)	(3.62)	(0.30)	—	(0.30)
Year Ended June 30, 2008	18.45	0.22	(f)	(3.00)	(2.78)	(0.23)	—	(0.23)

Class R6 (g)
Six Months Ended December 31, 2012 (Unaudited)	17.48	0.18	(f)	1.00	1.18	(0.18)	(0.68)	(0.86)
Year Ended June 30, 2012	16.83	0.29	(f)	0.63	0.92	(0.27)	—	(0.27)
Year Ended June 30, 2011	13.08	0.25	(f)	3.73	3.98	(0.23)	—	(0.23)
Year Ended June 30, 2010	11.52	0.24	(f)	1.56	1.80	(0.24)	—	(0.24)
Year Ended June 30, 2009	15.45	0.37	(f)	(3.94)	(3.57)	(0.36)	—	(0.36)
Year Ended June 30, 2008	18.47	0.31	(f)	(3.02)	(2.71)	(0.31)	—	(0.31)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	17.48	0.17	(f)	1.00	1.17	(0.17)	(0.68)	(0.85)
Year Ended June 30, 2012	16.83	0.27	(f)	0.63	0.90	(0.25)	—	(0.25)
Year Ended June 30, 2011	13.09	0.24	(f)	3.72	3.96	(0.22)	—	(0.22)
Year Ended June 30, 2010	11.52	0.23	(f)	1.57	1.80	(0.23)	—	(0.23)
Year Ended June 30, 2009	15.45	0.32	(f)	(3.90)	(3.58)	(0.35)	—	(0.35)
Year Ended June 30, 2008	18.47	0.29	(f)	(3.01)	(2.72)	(0.30)	—	(0.30)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	17.51	0.16	(f)	0.99	1.15	(0.16)	(0.68)	(0.84)
Year Ended June 30, 2012	16.86	0.25	(f)	0.63	0.88	(0.23)	—	(0.23)
Year Ended June 30, 2011	13.11	0.21	(f)	3.73	3.94	(0.19)	—	(0.19)
Year Ended June 30, 2010	11.54	0.21	(f)	1.56	1.77	(0.20)	—	(0.20)
Year Ended June 30, 2009	15.48	0.33	(f)	(3.94)	(3.61)	(0.33)	—	(0.33)
Year Ended June 30, 2008	18.48	0.26	(f)	(3.00)	(2.74)	(0.26)	—	(0.26)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$17.72	6.50%	$80,141	0.85%	1.34%	0.86%	101%
17.42	4.98	20,831	0.85	1.21	0.88	198
16.80	29.86	3,399	0.85	1.07	0.89	169
13.07	14.88	1,425	0.85	1.27	0.95	169
11.52	(23.29)	965	0.85	2.59	0.97	92
15.44	(15.18)	1,487	0.85	1.26	0.92	72

17.80	6.75	999,682	0.35	1.92	0.36	101
17.48	5.57	1,024,228	0.35	1.76	0.38	198
16.83	30.55	577,140	0.35	1.49	0.38	169
13.08	15.51	35,855	0.35	1.76	0.45	169
11.52	(22.95)	83,583	0.35	3.09	0.47	92
15.45	(14.78)	112,725	0.35	1.76	0.42	72

17.80	6.70	187,292	0.45	1.84	0.46	101
17.48	5.47	171,872	0.45	1.66	0.49	198
16.83	30.33	119,152	0.44	1.59	0.50	169
13.09	15.49	194,273	0.45	1.68	0.55	169
11.52	(23.03)	124,398	0.45	2.76	0.58	92
15.45	(14.88)	73,219	0.45	1.66	0.52	72

17.82	6.58	25,537	0.60	1.70	0.61	101
17.51	5.31	15,979	0.60	1.50	0.64	198
16.86	30.17	12,490	0.60	1.33	0.64	169
13.11	15.28	8,983	0.60	1.55	0.70	169
11.54	(23.17)	10,514	0.60	2.76	0.72	92
15.48	(14.93)	17,063	0.60	1.45	0.68	72

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Dynamic Growth Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$15.89	$0.01	(g)	$0.76	$0.77	$—
Year Ended June 30, 2012	15.47	(0.12)		0.54	0.42	—
Year Ended June 30, 2011	11.44	(0.10	)(h)	4.13	4.03	—
Year Ended June 30, 2010	9.91	(0.07)		1.60	1.53	—
Year Ended June 30, 2009	14.07	(0.04)		(4.12)	(4.16)	—
November 30, 2007 (i) through June 30, 2008	15.00	(0.05)		(0.88)	(0.93)	— (j)

Class C
Six Months Ended December 31, 2012 (Unaudited)	15.54	(0.03	)(g)	0.74	0.71	—
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33	—
Year Ended June 30, 2011	11.29	(0.17	)(h)	4.09	3.92	—
Year Ended June 30, 2010	9.84	(0.13)		1.58	1.45	—
Year Ended June 30, 2009	14.04	(0.09)		(4.11)	(4.20)	—
November 30, 2007 (i) through June 30, 2008	15.00	(0.09)		(0.87)	(0.96)	—

Class R5
Six Months Ended December 31, 2012 (Unaudited)	16.22	0.05	(g)	0.77	0.82	—
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50	—
Year Ended June 30, 2011	11.57	(0.04	)(h)	4.19	4.15	—
Year Ended June 30, 2010	9.98	(0.02)		1.61	1.59	—
Year Ended June 30, 2009	14.11	0.01		(4.14)	(4.13)	—
November 30, 2007 (i) through June 30, 2008	15.00	(0.01)		(0.87)	(0.88)	(0.01)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	16.07	0.03	(g)	0.77	0.80	—
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46	—
Year Ended June 30, 2011	11.51	(0.06	)(h)	4.16	4.10	—
Year Ended June 30, 2010	9.95	(0.04)		1.60	1.56	—
Year Ended June 30, 2009	14.09	(0.01)		(4.13)	(4.14)	—
November 30, 2007 (i) through June 30, 2008	15.00	(0.03)		(0.87)	(0.90)	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.06), $(0.10), $(0.02) and $(0.04) for Class A, Class C, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.69)%, (1.19)%, (0.24)%, and (0.48)% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of operations.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$16.66	4.85%	$111	1.24%	0.13	%(g)	1.49%	54%
15.89	2.71	106	1.24	(0.81)		1.44	99
15.47	35.23	103	1.23	(0.71)		3.18	97
11.44	15.44	76	1.25	(0.61)		5.82	39
9.91	(29.57)	66	1.25	(0.37)		7.27	73
14.07	(6.17)	94	1.25	(0.60)		7.36	24

16.25	4.57	108	1.74	(0.37	)(g)	1.99	54
15.54	2.17	104	1.74	(1.31)		1.94	99
15.21	34.72	102	1.73	(1.21)		3.68	97
11.29	14.74	75	1.75	(1.11)		6.32	39
9.84	(29.91)	66	1.75	(0.87)		7.77	73
14.04	(6.40)	94	1.75	(1.10)		7.86	24

17.04	5.06	29	0.79	0.58	(g)	1.05	54
16.22	3.18	27	0.79	(0.36)		0.99	99
15.72	35.87	26	0.78	(0.26)		2.73	97
11.57	15.93	19	0.80	(0.17)		5.37	39
9.98	(29.27)	17	0.80	0.07		6.82	73
14.11	(5.88)	23	0.80	(0.15)		6.90	24

16.87	4.98	38,856	0.99	0.34	(g)	1.24	54
16.07	2.95	38,953	0.99	(0.56)		1.19	99
15.61	35.62	43,617	0.97	(0.41)		1.59	97
11.51	15.68	2,130	1.00	(0.36)		5.57	39
9.95	(29.38)	1,842	1.00	(0.12)		7.02	73
14.09	(6.02)	2,608	1.00	(0.35)		7.11	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$9.84	$0.14	(f)(g)	$0.38	$0.52	$(0.13)	$(0.07)	$(0.20)
Year Ended June 30, 2012	9.38	0.21	(f)	0.46	0.67	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2011	7.26	0.19	(f)	2.12	2.31	(0.19)	—	(0.19)
Year Ended June 30, 2010	6.35	0.17	(f)	0.91	1.08	(0.17)	—	(0.17)
Year Ended June 30, 2009	9.11	0.22	(f)	(2.30)	(2.08)	(0.21)	(0.47)	(0.68)
Year Ended June 30, 2008	12.42	0.28	(f)	(2.17)	(1.89)	(0.26)	(1.16)	(1.42)

Class B
Six Months Ended December 31, 2012 (Unaudited)	9.78	0.11	(f)(g)	0.38	0.49	(0.11)	(0.07)	(0.18)
Year Ended June 30, 2012	9.33	0.15	(f)	0.47	0.62	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.22	0.14	(f)	2.12	2.26	(0.15)	—	(0.15)
Year Ended June 30, 2010	6.30	0.13	(f)	0.92	1.05	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(f)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.36	0.22	(f)	(2.16)	(1.94)	(0.21)	(1.16)	(1.37)

Class C
Six Months Ended December 31, 2012 (Unaudited)	9.74	0.11	(f)(g)	0.38	0.49	(0.11)	(0.07)	(0.18)
Year Ended June 30, 2012	9.30	0.16	(f)	0.45	0.61	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.20	0.15	(f)	2.11	2.26	(0.16)	—	(0.16)
Year Ended June 30, 2010	6.30	0.13	(f)	0.90	1.03	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(f)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.35	0.22	(f)	(2.15)	(1.93)	(0.21)	(1.16)	(1.37)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	9.84	0.13	(f)(g)	0.37	0.50	(0.12)	(0.07)	(0.19)
Year Ended June 30, 2012	9.38	0.19	(f)	0.46	0.65	(0.15)	(0.04)	(0.19)
February 28, 2011 (h) through June 30, 2011	9.20	0.06	(f)	0.17	0.23	(0.05)	—	(0.05)

Class R5
Six Months Ended December 31, 2012 (Unaudited)	9.96	0.16	(f)(g)	0.39	0.55	(0.15)	(0.07)	(0.22)
Year Ended June 30, 2012	9.49	0.26	(f)	0.46	0.72	(0.21)	(0.04)	(0.25)
February 28, 2011 (h) through June 30, 2011	9.31	0.10	(f)	0.16	0.26	(0.08)	—	(0.08)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	9.96	0.15	(f)(g)	0.40	0.55	(0.15)	(0.07)	(0.22)
January 31, 2012 (h) through June 30, 2012	9.64	0.13	(f)	0.30	0.43	(0.11)	—	(0.11)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	9.96	0.15	(f)(g)	0.39	0.54	(0.14)	(0.07)	(0.21)
Year Ended June 30, 2012	9.50	0.24	(f)	0.45	0.69	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2011	7.35	0.22	(f)	2.14	2.36	(0.21)	—	(0.21)
Year Ended June 30, 2010	6.42	0.20	(f)	0.92	1.12	(0.19)	—	(0.19)
Year Ended June 30, 2009	9.20	0.25	(f)	(2.32)	(2.07)	(0.24)	(0.47)	(0.71)
Year Ended June 30, 2008	12.53	0.31	(f)	(2.19)	(1.88)	(0.29)	(1.16)	(1.45)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.11, $0.08, $0.09, $0.11, $0.14, $0.13 and $0.13 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 2.17%, 1.58%, 1.71%, 2.14%, 2.63%, 2.47% and 2.41% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.16	5.32%	$795,027	1.03%	2.65	%(g)	1.06%	14%
9.84	7.30	580,848	1.04	2.22		1.08	44
9.38	32.06	217,462	1.05	2.16		1.14	37
7.26	16.94	79,236	1.20	2.29		1.22	43
6.35	(22.86)	66,117	1.23	3.13		1.39	54
9.11	(16.48)	97,572	1.18	2.61		1.18	49

10.09	5.00	4,025	1.51	2.06	(g)	1.56	14
9.78	6.75	4,353	1.54	1.64		1.59	44
9.33	31.44	5,962	1.56	1.66		1.65	37
7.22	16.63	6,563	1.72	1.77		1.72	43
6.30	(23.39)	7,829	1.85	2.49		1.89	54
9.05	(16.99)	14,129	1.68	2.04		1.68	49

10.05	5.05	203,887	1.53	2.19	(g)	1.56	14
9.74	6.72	130,366	1.54	1.74		1.58	44
9.30	31.52	28,947	1.55	1.69		1.63	37
7.20	16.34	5,549	1.71	1.79		1.72	43
6.30	(23.36)	3,879	1.85	2.54		1.90	54
9.05	(16.92)	4,425	1.68	2.05		1.68	49

10.15	5.12	3,836	1.28	2.62	(g)	1.31	14
9.84	7.13	1,682	1.29	1.94		1.32	44
9.38	2.54	51	1.28	1.80		1.36	37

10.29	5.57	136,723	0.58	3.11	(g)	0.61	14
9.96	7.78	111,647	0.58	2.77		0.63	44
9.49	2.77	2,925	0.58	3.21		0.66	37

10.29	5.60	76,536	0.54	2.95	(g)	0.56	14
9.96	4.47	70,589	0.53	3.28		0.58	44

10.29	5.47	1,665,714	0.78	2.89	(g)	0.81	14
9.96	7.48	1,313,214	0.78	2.48		0.83	44
9.50	32.42	204,331	0.80	2.45		0.89	37
7.35	17.45	89,156	0.86	2.64		0.97	43
6.42	(22.59)	78,303	0.89	3.51		1.15	54
9.20	(16.26)	67,729	0.89	2.86		0.93	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$29.43	$0.21	(f)	$2.14	$2.35	$(0.20)	$—	$(0.20)
Year Ended June 30, 2012	28.26	0.35	(f)	1.16	1.51	(0.34)	—	(0.34)
Year Ended June 30, 2011	22.30	0.28	(f)	5.96	6.24	(0.28)	—	(0.28)
Year Ended June 30, 2010	19.46	0.35	(f)	2.83	3.18	(0.34)	—	(0.34)
Year Ended June 30, 2009	27.97	0.44	(f)	(8.52)	(8.08)	(0.43)	—	(0.43)
Year Ended June 30, 2008	40.42	0.39	(f)	(7.22)	(6.83)	(0.37)	(5.25)	(5.62)

Class B
Six Months Ended December 31, 2012 (Unaudited)	28.76	0.13	(f)	2.09	2.22	(0.13)	—	(0.13)
Year Ended June 30, 2012	27.62	0.21	(f)	1.14	1.35	(0.21)	—	(0.21)
Year Ended June 30, 2011	21.80	0.15	(f)	5.82	5.97	(0.15)	—	(0.15)
Year Ended June 30, 2010	19.03	0.23	(f)	2.76	2.99	(0.22)	—	(0.22)
Year Ended June 30, 2009	27.36	0.32	(f)	(8.32)	(8.00)	(0.33)	—	(0.33)
Year Ended June 30, 2008	39.67	0.21	(f)	(7.07)	(6.86)	(0.20)	(5.25)	(5.45)

Class C
Six Months Ended December 31, 2012 (Unaudited)	27.32	0.13	(f)	1.99	2.12	(0.15)	—	(0.15)
Year Ended June 30, 2012	26.27	0.20	(f)	1.08	1.28	(0.23)	—	(0.23)
Year Ended June 30, 2011	20.77	0.14	(f)	5.53	5.67	(0.17)	—	(0.17)
Year Ended June 30, 2010	18.15	0.21	(f)	2.66	2.87	(0.25)	—	(0.25)
Year Ended June 30, 2009	26.13	0.31	(f)	(7.95)	(7.64)	(0.34)	—	(0.34)
Year Ended June 30, 2008	38.18	0.21	(f)	(6.79)	(6.58)	(0.22)	(5.25)	(5.47)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	30.63	0.26	(f)	2.24	2.50	(0.24)	—	(0.24)
Year Ended June 30, 2012	29.39	0.45	(f)	1.21	1.66	(0.42)	—	(0.42)
Year Ended June 30, 2011	23.18	0.37	(f)	6.20	6.57	(0.36)	—	(0.36)
Year Ended June 30, 2010	20.21	0.43	(f)	2.95	3.38	(0.41)	—	(0.41)
Year Ended June 30, 2009	29.02	0.52	(f)	(8.82)	(8.30)	(0.51)	—	(0.51)
Year Ended June 30, 2008	41.71	0.50	(f)	(7.49)	(6.99)	(0.45)	(5.25)	(5.70)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$31.58	7.98%	$313,543	1.18%	1.38%	1.18%	11%
29.43	5.45	293,520	1.19	1.28	1.19	28
28.26	28.03	306,850	1.19	1.07	1.19	23
22.30	16.25	266,587	1.21	1.49	1.21	41
19.46	(28.88)	253,559	1.27	2.06	1.28	52
27.97	(18.43)	413,710	1.16	1.15	1.16	69

30.85	7.72	3,221	1.68	0.87	1.68	11
28.76	4.93	3,286	1.69	0.77	1.70	28
27.62	27.40	4,439	1.69	0.57	1.69	23
21.80	15.66	4,959	1.71	1.01	1.72	41
19.03	(29.24)	5,976	1.77	1.53	1.78	52
27.36	(18.84)	12,097	1.66	0.62	1.66	69

29.29	7.74	5,030	1.68	0.89	1.68	11
27.32	4.94	4,137	1.69	0.79	1.69	28
26.27	27.35	3,837	1.69	0.56	1.69	23
20.77	15.72	2,797	1.70	0.97	1.71	41
18.15	(29.24)	2,027	1.77	1.54	1.78	52
26.13	(18.85)	3,598	1.66	0.64	1.66	69

32.89	8.15	9,260	0.90	1.63	0.94	11
30.63	5.78	7,474	0.89	1.58	0.94	28
29.39	28.41	5,733	0.90	1.32	0.95	23
23.18	16.63	1,646	0.89	1.80	0.97	41
20.21	(28.61)	1,905	0.90	2.14	1.04	52
29.02	(18.23)	8,596	0.90	1.45	0.91	69

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$23.64	$0.12	(f)(g)	$0.30	$0.42	$(0.08)
Year Ended June 30, 2012	22.38	(0.06	)(f)	1.32	1.26	—
Year Ended June 30, 2011	15.86	(0.04	)(f)	6.56	6.52	—
Year Ended June 30, 2010	13.38	(0.04	)(f)	2.52	2.48	—
Year Ended June 30, 2009	19.50	0.01	(f)	(6.11)	(6.10)	(0.02)
Year Ended June 30, 2008	18.67	(0.07	)(f)	0.90	0.83	—

Class B
Six Months Ended December 31, 2012 (Unaudited)	20.96	0.03	(f)(g)	0.29	0.32	(0.01)
Year Ended June 30, 2012	19.93	(0.15	)(f)	1.18	1.03	—
Year Ended June 30, 2011	14.20	(0.13	)(f)	5.86	5.73	—
Year Ended June 30, 2010	12.05	(0.12	)(f)	2.27	2.15	—
Year Ended June 30, 2009	17.65	(0.07	)(f)	(5.52)	(5.59)	(0.01)
Year Ended June 30, 2008	16.99	(0.16	)(f)	0.82	0.66	—

Class C
Six Months Ended December 31, 2012 (Unaudited)	20.79	0.06	(f)(g)	0.25	0.31	(0.03)
Year Ended June 30, 2012	19.77	(0.15	)(f)	1.17	1.02	—
Year Ended June 30, 2011	14.09	(0.13	)(f)	5.81	5.68	—
Year Ended June 30, 2010	11.95	(0.12	)(f)	2.26	2.14	—
Year Ended June 30, 2009	17.50	(0.06	)(f)	(5.48)	(5.54)	(0.01)
Year Ended June 30, 2008	16.84	(0.16	)(f)	0.82	0.66	—

Class R2
Six Months Ended December 31, 2012 (Unaudited)	23.44	0.10	(f)(g)	0.29	0.39	(0.07)
Year Ended June 30, 2012	22.24	(0.12	)(f)	1.32	1.20	— (h)
Year Ended June 30, 2011	15.81	(0.11	)(f)	6.54	6.43	—
Year Ended June 30, 2010	13.37	(0.08	)(f)	2.52	2.44	—
November 3, 2008 (i) through June 30, 2009	13.68	0.01	(f)	(0.31)	(0.30)	(0.01)

Class R5
Six Months Ended December 31, 2012 (Unaudited)	23.74	0.18	(f)(g)	0.29	0.47	(0.14)
Year Ended June 30, 2012	22.39	0.04	(f)	1.32	1.36	(0.01)
Year Ended June 30, 2011	15.81	0.04	(f)	6.54	6.58	—
Year Ended June 30, 2010	13.28	0.03	(f)	2.50	2.53	—
April 14, 2009 (i) through June 30, 2009	12.47	0.01	(f)	0.81	0.82	(0.01)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	23.76	0.19	(f)(g)	0.29	0.48	(0.15)
Year Ended June 30, 2012	22.40	0.05	(f)	1.33	1.38	(0.02)
November 30, 2010 (i) through June 30, 2011	19.94	0.03	(f)	2.43	2.46	—

Select Class
Six Months Ended December 31, 2012 (Unaudited)	23.61	0.15	(f)(g)	0.30	0.45	(0.11)
Year Ended June 30, 2012	22.31	(0.01	)(f)	1.31	1.30	— (h)
Year Ended June 30, 2011	15.79	—	(f)(h)	6.52	6.52	—
Year Ended June 30, 2010	13.28	—	(f)(h)	2.51	2.51	—
Year Ended June 30, 2009	19.33	0.04	(f)	(6.06)	(6.02)	(0.03)
Year Ended June 30, 2008	18.46	(0.02	)(f)	0.89	0.87	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$23.98	1.78%	$2,381,884	1.09%	1.01	%(g)	1.15%	19%
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28
22.38	41.11	328,012	1.11	(0.19)		1.23	84
15.86	18.54	174,585	1.24	(0.27)		1.31	61
13.38	(31.26)	160,168	1.24	0.05		1.45	124
19.50	4.45	251,333	1.24	(0.36)		1.28	52

21.27	1.50	10,636	1.59	0.31	(g)	1.65	19
20.96	5.17	12,170	1.59	(0.75)		1.65	28
19.93	40.35	18,374	1.62	(0.70)		1.74	84
14.20	17.84	20,842	1.77	(0.80)		1.82	61
12.05	(31.69)	26,025	1.78	(0.52)		1.93	124
17.65	3.88	60,623	1.77	(0.88)		1.78	52

21.07	1.51	311,027	1.59	0.54	(g)	1.65	19
20.79	5.16	205,723	1.59	(0.75)		1.65	28
19.77	40.31	31,181	1.60	(0.68)		1.71	84
14.09	17.91	6,588	1.77	(0.80)		1.81	61
11.95	(31.67)	5,996	1.78	(0.50)		1.94	124
17.50	3.92	12,465	1.77	(0.88)		1.78	52

23.76	1.65	151,557	1.34	0.84	(g)	1.40	19
23.44	5.41	85,913	1.34	(0.50)		1.39	28
22.24	40.67	626	1.34	(0.50)		1.42	84
15.81	18.25	58	1.48	(0.52)		1.56	61
13.37	(2.16)	49	1.49	0.16		1.80	124

24.07	1.99	896,457	0.69	1.48	(g)	0.70	19
23.74	6.10	584,866	0.69	0.16		0.70	28
22.39	41.62	53,668	0.71	0.22		0.76	84
15.81	19.05	10,618	0.78	0.20		0.85	61
13.28	6.56	53	0.79	0.19		1.17	124

24.09	2.02	1,672,727	0.64	1.55	(g)	0.65	19
23.76	6.15	1,047,184	0.63	0.20		0.64	28
22.40	12.34	30,386	0.63	0.25		0.65	84

23.95	1.90	4,485,487	0.89	1.21	(g)	0.90	19
23.61	5.85	3,320,683	0.89	(0.04)		0.90	28
22.31	41.29	1,463,752	0.91	(0.01)		0.95	84
15.79	18.90	300,304	0.99	(0.02)		1.07	61
13.28	(31.13)	335,992	0.99	0.29		1.19	124
19.33	4.71	581,830	0.99	(0.10)		1.03	52

(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.06, $(0.02), less than $0.01, $0.04, $0.12, $0.13, and $0.09 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.50%, (0.19)%, 0.03%, 0.33%, 0.97%, 1.04% and 0.70% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$11.02	$0.07	(f)	$0.98	$1.05	$(0.08)	$—	$(0.08)
Year Ended June 30, 2012	11.45	0.11	(f)	(0.43)	(0.32)	(0.11)	—	(0.11)
Year Ended June 30, 2011	9.15	0.12	(f)	2.29	2.41	(0.11)	—	(0.11)
Year Ended June 30, 2010	8.09	0.09	(f)	1.04	1.13	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.66	0.18	(f)	(2.54)	(2.36)	(0.21)	—	(0.21)
Year Ended June 30, 2008	18.54	0.20	(f)	(3.94)	(3.74)	(0.17)	(3.97)	(4.14)

Class B
Six Months Ended December 31, 2012 (Unaudited)	10.86	0.04	(f)	0.96	1.00	(0.05)	—	(0.05)
Year Ended June 30, 2012	11.28	0.05	(f)	(0.42)	(0.37)	(0.05)	—	(0.05)
Year Ended June 30, 2011	9.02	0.06	(f)	2.26	2.32	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.99	0.04	(f)	1.02	1.06	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.52	0.13	(f)	(2.50)	(2.37)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.38	0.13	(f)	(3.92)	(3.79)	(0.10)	(3.97)	(4.07)

Class C
Six Months Ended December 31, 2012 (Unaudited)	10.80	0.04	(f)	0.95	0.99	(0.05)	—	(0.05)
Year Ended June 30, 2012	11.22	0.05	(f)	(0.41)	(0.36)	(0.06)	—	(0.06)
Year Ended June 30, 2011	8.97	0.06	(f)	2.25	2.31	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.95	0.04	(f)	1.01	1.05	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.47	0.14	(f)	(2.50)	(2.36)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.32	0.13	(f)	(3.91)	(3.78)	(0.10)	(3.97)	(4.07)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	10.99	0.06	(f)	0.97	1.03	(0.07)	—	(0.07)
Year Ended June 30, 2012	11.42	0.08	(f)	(0.42)	(0.34)	(0.09)	—	(0.09)
Year Ended June 30, 2011	9.13	0.09	(f)	2.29	2.38	(0.09)	—	(0.09)
Year Ended June 30, 2010	8.08	0.07	(f)	1.03	1.10	(0.05)	—	(0.05)
November 3, 2008 (g) through June 30, 2009	8.10	0.11	(f)	0.02	0.13	(0.15)	—	(0.15)

Class R5
Six Months Ended December 31, 2012 (Unaudited)	10.92	0.09	(f)	0.97	1.06	(0.10)	—	(0.10)
Year Ended June 30, 2012	11.34	0.14	(f)	(0.41)	(0.27)	(0.15)	—	(0.15)
Year Ended June 30, 2011	9.07	0.16	(f)	2.26	2.42	(0.15)	—	(0.15)
Year Ended June 30, 2010	8.01	0.14	(f)	1.02	1.16	(0.10)	—	(0.10)
Year Ended June 30, 2009	10.52	0.25	(f)	(2.54)	(2.29)	(0.22)	—	(0.22)
Year Ended June 30, 2008	18.37	0.27	(f)	(3.91)	(3.64)	(0.24)	(3.97)	(4.21)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	10.92	0.09	(f)	0.97	1.06	(0.10)	—	(0.10)
Year Ended June 30, 2012	11.34	0.15	(f)	(0.42)	(0.27)	(0.15)	—	(0.15)
November 30, 2010 (g) through June 30, 2011	10.19	0.10	(f)	1.17	1.27	(0.12)	—	(0.12)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	10.88	0.08	(f)	0.97	1.05	(0.09)	—	(0.09)
Year Ended June 30, 2012	11.30	0.12	(f)	(0.41)	(0.29)	(0.13)	—	(0.13)
Year Ended June 30, 2011	9.04	0.13	(f)	2.26	2.39	(0.13)	—	(0.13)
Year Ended June 30, 2010	7.99	0.12	(f)	1.01	1.13	(0.08)	—	(0.08)
Year Ended June 30, 2009	10.53	0.20	(f)	(2.51)	(2.31)	(0.23)	—	(0.23)
Year Ended June 30, 2008	18.39	0.24	(f)	(3.92)	(3.68)	(0.21)	(3.97)	(4.18)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.99	9.51%	$28,532	0.94%	1.26%	1.06%	43%
11.02	(2.75)	25,789	0.95	1.00	1.06	144
11.45	26.42	25,668	0.97	1.09	1.08	65
9.15	13.86	22,273	1.10	0.95	1.10	86
8.09	(22.00)	20,557	1.16	2.17	1.17	108
10.66	(23.52)	31,227	1.09	1.39	1.09	93

11.81	9.23	1,284	1.42	0.74	1.56	43
10.86	(3.22)	1,442	1.45	0.51	1.57	144
11.28	25.71	2,336	1.47	0.58	1.58	65
9.02	13.19	2,891	1.60	0.45	1.60	86
7.99	(22.32)	3,858	1.66	1.61	1.67	108
10.52	(24.04)	7,337	1.59	0.89	1.59	93

11.74	9.21	3,395	1.44	0.77	1.56	43
10.80	(3.17)	3,215	1.45	0.50	1.56	144
11.22	25.76	3,186	1.47	0.58	1.58	65
8.97	13.22	3,473	1.59	0.45	1.60	86
7.95	(22.34)	1,551	1.66	1.67	1.67	108
10.47	(24.06)	2,830	1.59	0.89	1.59	93

11.95	9.37	330	1.19	1.06	1.31	43
10.99	(2.97)	142	1.20	0.76	1.31	144
11.42	26.15	123	1.21	0.84	1.32	65
9.13	13.54	58	1.35	0.70	1.35	86
8.08	1.95	51	1.46	2.29	1.47	108

11.88	9.67	27,676	0.59	1.61	0.61	43
10.92	(2.34)	25,965	0.59	1.36	0.61	144
11.34	26.78	28,479	0.60	1.48	0.63	65
9.07	14.39	9,930	0.64	1.43	0.64	86
8.01	(21.58)	57	0.70	3.04	0.70	108
10.52	(23.36)	30,165	0.64	1.87	0.64	93

11.88	9.69	10,969	0.55	1.62	0.56	43
10.92	(2.30)	11,269	0.54	1.41	0.56	144
11.34	12.50	11,006	0.54	1.48	0.55	65

11.84	9.61	520,227	0.79	1.39	0.81	43
10.88	(2.54)	567,551	0.79	1.16	0.81	144
11.30	26.52	597,026	0.80	1.26	0.83	65
9.04	14.13	418,647	0.85	1.20	0.85	86
7.99	(21.78)	351,537	0.91	2.44	0.92	108
10.53	(23.43)	508,456	0.84	1.66	0.84	93

(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$10.73	$0.08	(f)(g)	$0.72	$0.80	$(0.08)	$(0.24)	$(0.32)
Year Ended June 30, 2012	10.65	0.10	(f)	0.13	0.23	(0.09)	(0.06)	(0.15)
Year Ended June 30, 2011	8.30	0.08	(f)	2.35	2.43	(0.08)	—	(0.08)
Year Ended June 30, 2010	7.35	0.07	(f)	0.95	1.02	(0.07)	—	(0.07)
Year Ended June 30, 2009	9.56	0.11	(f)	(2.17)	(2.06)	(0.10)	(0.05)	(0.15)
Year Ended June 30, 2008	12.36	0.10	(f)	(1.25)	(1.15)	(0.09)	(1.56)	(1.65)

Class B
Six Months Ended December 31, 2012 (Unaudited)	10.59	0.05	(f)(g)	0.71	0.76	(0.05)	(0.24)	(0.29)
Year Ended June 30, 2012	10.51	0.04	(f)	0.14	0.18	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2011	8.20	0.03	(f)	2.32	2.35	(0.04)	—	(0.04)
Year Ended June 30, 2010	7.26	0.03	(f)	0.93	0.96	(0.02)	—	(0.02)
Year Ended June 30, 2009	9.45	0.07	(f)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.24	0.04	(f)	(1.24)	(1.20)	(0.03)	(1.56)	(1.59)

Class C
Six Months Ended December 31, 2012 (Unaudited)	10.55	0.05	(f)(g)	0.70	0.75	(0.06)	(0.24)	(0.30)
Year Ended June 30, 2012	10.47	0.04	(f)	0.15	0.19	(0.05)	(0.06)	(0.11)
Year Ended June 30, 2011	8.18	0.03	(f)	2.31	2.34	(0.05)	—	(0.05)
Year Ended June 30, 2010	7.25	0.03	(f)	0.93	0.96	(0.03)	—	(0.03)
Year Ended June 30, 2009	9.44	0.07	(f)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.23	0.04	(f)	(1.23)	(1.19)	(0.04)	(1.56)	(1.60)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	10.69	0.07	(f)(g)	0.71	0.78	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.62	0.07	(f)	0.13	0.20	(0.07)	(0.06)	(0.13)
Year Ended June 30, 2011	8.29	0.05	(f)	2.35	2.40	(0.07)	—	(0.07)
Year Ended June 30, 2010	7.35	0.05	(f)	0.95	1.00	(0.06)	—	(0.06)
November 3, 2008 (h) through June 30, 2009	7.36	0.07	(f)	0.04	0.11	(0.07)	(0.05)	(0.12)

Class R5
Six Months Ended December 31, 2012 (Unaudited)	10.75	0.10	(f)(g)	0.72	0.82	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.66	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
Year Ended June 30, 2011	8.31	0.12	(f)	2.34	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.36	0.12	(f)	0.94	1.06	(0.11)	—	(0.11)
Year Ended June 30, 2009	9.55	0.16	(f)	(2.17)	(2.01)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(f)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	10.76	0.10	(f)(g)	0.72	0.82	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.67	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
November 30, 2010 (h) through June 30, 2011	9.59	0.07	(f)	1.10	1.17	(0.09)	—	(0.09)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	10.75	0.10	(f)(g)	0.72	0.82	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.66	0.13	(f)	0.14	0.27	(0.12)	(0.06)	(0.18)
Year Ended June 30, 2011	8.31	0.11	(f)	2.35	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.35	0.11	(f)	0.95	1.06	(0.10)	—	(0.10)
Year Ended June 30, 2009	9.55	0.14	(f)	(2.16)	(2.02)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(f)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	10.74	0.09	(f)(g)	0.71	0.80	(0.09)	(0.24)	(0.33)
Year Ended June 30, 2012	10.65	0.12	(f)	0.14	0.26	(0.11)	(0.06)	(0.17)
Year Ended June 30, 2011	8.30	0.10	(f)	2.34	2.44	(0.09)	—	(0.09)
Year Ended June 30, 2010	7.35	0.10	(f)	0.94	1.04	(0.09)	—	(0.09)
Year Ended June 30, 2009	9.54	0.13	(f)	(2.15)	(2.02)	(0.12)	(0.05)	(0.17)
Year Ended June 30, 2008	12.34	0.13	(f)	(1.25)	(1.12)	(0.12)	(1.56)	(1.68)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.21	7.45%	$741,255	0.96%	1.37	%(g)	1.05%	38%
10.73	2.27	662,367	0.97	0.93		1.08	83
10.65	29.29	426,536	0.97	0.81		1.07	69
8.30	13.83	184,862	1.05	0.84		1.08	84
7.35	(21.36)	103,103	1.05	1.49		1.12	101
9.56	(10.55)	120,365	1.05	0.91		1.07	103

11.06	7.21	4,611	1.46	0.84	(g)	1.55	38
10.59	1.74	4,979	1.47	0.43		1.58	83
10.51	28.66	7,113	1.48	0.31		1.56	69
8.20	13.25	8,190	1.57	0.33		1.58	84
7.26	(21.70)	8,559	1.57	0.96		1.61	101
9.45	(11.08)	12,548	1.57	0.38		1.57	103

11.00	7.07	85,723	1.46	0.87	(g)	1.55	38
10.55	1.83	75,962	1.47	0.43		1.58	83
10.47	28.56	57,089	1.48	0.30		1.57	69
8.18	13.26	27,838	1.57	0.32		1.58	84
7.25	(21.69)	10,216	1.57	0.97		1.62	101
9.44	(11.03)	8,589	1.57	0.40		1.57	103

11.16	7.29	48,477	1.21	1.18	(g)	1.30	38
10.69	2.00	31,686	1.22	0.68		1.32	83
10.62	28.96	8,533	1.22	0.51		1.32	69
8.29	13.56	492	1.30	0.57		1.33	84
7.35	1.70	51	1.30	1.47		1.39	101

11.23	7.60	406,887	0.59	1.77	(g)	0.60	38
10.75	2.72	335,220	0.59	1.32		0.63	83
10.66	29.66	153,501	0.59	1.27		0.61	69
8.31	14.30	209,619	0.59	1.39		0.63	84
7.36	(20.91)	596	0.59	2.08		0.65	101
9.55	(10.16)	96,194	0.59	1.42		0.62	103

11.24	7.61	1,081,310	0.54	1.76	(g)	0.55	38
10.76	2.76	1,114,492	0.54	1.38		0.57	83
10.67	12.17	549,478	0.54	1.15		0.57	69

11.23	7.58	703,262	0.64	1.70	(g)	0.65	38
10.75	2.67	610,670	0.64	1.25		0.68	83
10.66	29.60	500,991	0.64	1.16		0.66	69
8.31	14.40	441,540	0.64	1.25		0.68	84
7.35	(21.04)	263,859	0.64	1.88		0.72	101
9.55	(10.20)	249,806	0.64	1.33		0.67	103

11.21	7.42	3,839,580	0.79	1.55	(g)	0.80	38
10.74	2.52	3,617,633	0.79	1.12		0.83	83
10.65	29.47	3,129,167	0.79	1.00		0.82	69
8.30	14.10	1,741,650	0.79	1.10		0.83	84
7.35	(21.04)	1,138,732	0.79	1.76		0.87	101
9.54	(10.34)	987,949	0.79	1.17		0.82	103

(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.07, $0.04, $0.04, $0.06, $0.09, $0.09, $0.09, and $0.08 for Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 1.19%, 0.66%, 0.69%, 0.99%, 1.58%, 1.58%, 1.52% and 1.36% for Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Currently, Class A, Class C and Class R5 Shares of the Dynamic Growth Fund are not publicly offered for investment. Effective August 6, 2010, Select Class Shares of the Dynamic Growth Fund were publicly offered for investment.

Class R6 Shares commenced operations on January 31, 2012 for Equity Income Fund.

The investment objective of the Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of the Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of the Equity Income Fund is to seek current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

The investment objective of the Growth and Income Fund is to seek to provide capital growth over the long-term and earn income from dividends.

The investment objective of the Large Cap Growth Fund is to seek long-term capital appreciation and growth of income by investing primarily in equity securities.

The investment objective of the Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of the U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,285,057	$2,529	$—	$1,287,586

Appreciation in Other Financial Instruments
Futures Contracts	$47	$—	$—	$47

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$37,627	$1,522	$—	$39,149

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$2,878,759	$—	$—	$2,878,759

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$331,254	$—	$—	$331,254

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$9,636,707	$319,415	$—	$9,956,122

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$64,413	$—	$—	$64,413
Consumer Staples	27,215	—	—	27,215
Energy	101,325	—	—	101,325
Financials	167,080	—	2,084	169,164
Health Care	91,026	—	—	91,026
Industrials	43,127	—	—	43,127
Information Technology	63,697	—	—	63,697
Materials	1,487	—	—	1,487
Telecommunication Services	4,609	—	—	4,609
Utilities	18,517	—	—	18,517

Total Common Stocks	582,496	—	2,084	584,580

Short-Term Investment
Investment Company	8,109	—	—	8,109

Total Investments in Securities	$590,605	$—	$2,084	$592,689

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$6,886,262	$19,287	$—	$6,905,549

Appreciation in Other Financial Instruments
Futures Contracts	$27	$—	$—	$27

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the report values of which are evaluated prices. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Large Cap Value Fund	Balance as of 6/30/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/12
Investments in Securities
Common Stocks — Financials	$2,686	$—	$(602)	$	$—	$—	$—	$—	$2,084

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2012, which were valued using significant unobservable inputs (Level 3) was approximately $(602,000) for Large Cap Value Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of December 31, 2012, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2012 (amounts in thousands):

	Value	Percentage
Large Cap Value Fund	$2,084	0.4%

C. Futures Contracts — The Disciplined Equity Fund and U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2012 (amounts in thousands):

	Disciplined Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$18,017	$46,630
Ending Notional Balance Long	32,023	44,165

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for the Dynamic Growth Fund, which are generally declared and paid annually, and the Equity Income Fund, which are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Income Fund	0.25	0.75%	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$2	$—
Equity Income Fund	224	6
Growth and Income Fund	10	—	(a)
Large Cap Growth Fund	186	15
Large Cap Value Fund	4	—	(a)
U.S. Equity Fund	80	2

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%	n/a	n/a	n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.25	n/a	1.75%	n/a	0.80%	n/a	n/a	1.00
Equity Income Fund	1.04	1.54%	1.54	1.29%	0.59	0.54	n/a	0.79
Growth and Income Fund	1.30	1.80	1.80	n/a	n/a	n/a	n/a	0.90
Large Cap Growth Fund	1.10	1.60	1.60	1.35	0.75	0.70	n/a	0.95
Large Cap Value Fund	0.95	1.45	1.45	1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.97	1.47	1.47	1.22	0.59	0.54	0.64	0.79

The expense limitation agreements were in effect for the six months ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$—	$99	$—	$99
Dynamic Growth Fund	23	17	10	50
Equity Income Fund	14	274	—	288
Growth and Income Fund	—	—	2	2
Large Cap Growth Fund	354	—	572	926
Large Cap Value Fund	5	29	16	50
U.S. Equity Fund	44	495	295	834

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing		Total
Equity Income Fund	$—	(a)	$1		$1
Large Cap Growth Fund	27		—		27
Large Cap Value Fund	—	(a)	15		15
U.S. Equity Fund	1		—	(a)	1

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2012 was as follows (amounts in thousands):

Disciplined Equity Fund	$18
Dynamic Growth Fund	1
Equity Income Fund	50
Growth and Income Fund	4
Large Cap Growth Fund	302
Large Cap Value Fund	4
U.S. Equity Fund	91

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2012, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended December 31, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$1,286,329	$1,307,745
Dynamic Growth Fund	20,959	22,313
Equity Income Fund	901,635	359,859
Growth and Income Fund	36,020	34,572
Large Cap Growth Fund	4,642,480	1,575,441
Large Cap Value Fund	259,047	360,646
U.S. Equity Fund	2,576,740	2,494,812

During the six months ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$1,118,705	$176,170	$7,289	$168,881
Dynamic Growth Fund	32,182	7,009	42	6,967
Equity Income Fund	2,595,268	303,845	20,354	283,491
Growth and Income Fund	228,143	103,770	659	103,111
Large Cap Growth Fund	9,256,499	831,264	131,641	699,623
Large Cap Value Fund	497,808	98,288	3,407	94,881
U.S. Equity Fund	5,539,194	1,386,829	20,474	1,366,355

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Dynamic Growth Fund	$1,950	$—
Large Cap Growth Fund	36,940	3,625

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

At June 30, 2012, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019		Total
Dynamic Growth Fund	$473	$436	$—	(a)	909
Growth and Income Fund	5,691	76,036	—		81,727
Large Cap Growth Fund	—	49,171	—		49,171
Large Cap Value Fund	9,758	86,152	—		95,910

(a)	Amount rounds to less than $1,000.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the Equity Income Fund and Large Cap Growth Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	71.2%
Dynamic Growth Fund	86.1%	n/a
Large Cap Value Fund	86.6	n/a
U.S. Equity Fund	14.2	n/a

Additionally, U.S. Equity Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012 and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$1,065.00	$4.42	0.85%
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R6
Actual	1,000.00	1,067.50	1.82	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Institutional Class
Actual	1,000.00	1,067.00	2.34	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Select Class
Actual	1,000.00	1,065.80	3.12	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60

Dynamic Growth Fund
Class A
Actual	1,000.00	1,048.50	6.40	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,045.70	8.97	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R5
Actual	1,000.00	1,050.60	4.08	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Select Class
Actual	1,000.00	1,049.80	5.11	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Income Fund
Class A
Actual	$1,000.00	$1,053.20	$5.33	1.03%
Hypothetical	1,000.00	1,020.01	5.24	1.03
Class B
Actual	1,000.00	1,050.00	7.80	1.51
Hypothetical	1,000.00	1,017.59	7.68	1.51
Class C
Actual	1,000.00	1,050.50	7.91	1.53
Hypothetical	1,000.00	1,017.49	7.78	1.53
Class R2
Actual	1,000.00	1,051.20	6.62	1.28
Hypothetical	1,000.00	1,018.75	6.51	1.28
Class R5
Actual	1,000.00	1,055.70	3.01	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class R6
Actual	1,000.00	1,056.00	2.80	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Select Class
Actual	1,000.00	1,054.70	4.04	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

Growth and Income Fund
Class A
Actual	1,000.00	1,079.80	6.19	1.18
Hypothetical	1,000.00	1,019.26	6.01	1.18
Class B
Actual	1,000.00	1,077.20	8.80	1.68
Hypothetical	1,000.00	1,016.74	8.54	1.68
Class C
Actual	1,000.00	1,077.40	8.80	1.68
Hypothetical	1,000.00	1,016.74	8.54	1.68
Select Class
Actual	1,000.00	1,081.50	4.72	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90

Large Cap Growth Fund
Class A
Actual	1,000.00	1,017.80	5.54	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class B
Actual	1,000.00	1,015.00	8.08	1.59
Hypothetical	1,000.00	1,017.19	8.08	1.59
Class C
Actual	1,000.00	1,015.10	8.08	1.59
Hypothetical	1,000.00	1,017.19	8.08	1.59
Class R2
Actual	1,000.00	1,016.50	6.81	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class R5
Actual	1,000.00	1,019.90	3.51	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R6
Actual	1,000.00	1,020.20	3.26	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Large Cap Growth Fund (continued)
Select Class
Actual	$1,000.00	$1,019.00	$4.53	0.89%
Hypothetical	1,000.00	1,020.72	4.53	0.89

Large Cap Value Fund
Class A
Actual	1,000.00	1,095.10	4.96	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class B
Actual	1,000.00	1,092.30	7.49	1.42
Hypothetical	1,000.00	1,018.05	7.22	1.42
Class C
Actual	1,000.00	1,092.10	7.59	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class R2
Actual	1,000.00	1,093.70	6.28	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R5
Actual	1,000.00	1,096.70	3.12	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R6
Actual	1,000.00	1,096.90	2.91	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Select Class
Actual	1,000.00	1,096.10	4.17	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

U.S. Equity Fund
Class A
Actual	1,000.00	1,074.50	5.02	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class B
Actual	1,000.00	1,072.10	7.63	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46
Class C
Actual	1,000.00	1,070.70	7.62	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46
Class R2
Actual	1,000.00	1,072.90	6.32	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class R5
Actual	1,000.00	1,076.00	3.09	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R6
Actual	1,000.00	1,076.10	2.83	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,075.80	3.35	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Select Class
Actual	1,000.00	1,074.20	4.13	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of each of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing that the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. With respect to the Large Cap Growth Fund and Large Cap Value Fund, the Trustees also considered the fees paid to JPMCB, the former securities lending agent during the review period.

Effective March 1, 2011, these Funds retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Disciplined Equity Fund, Dynamic Growth Fund and Growth and Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s performance was in the second, first and second quintiles for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Dynamic Growth Fund’s performance was in the fifth and second quintiles for Class A shares and in the fourth and first quintiles for Select Class shares for the one- and three-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Equity Income Fund’s performance was in the first, second and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Growth and Income Fund’s performance was in the third, fourth and fifth quintiles for Class A shares and in the second, third and fourth quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Large Cap Growth Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Large Cap Value Fund’s performance was in the fourth, second and fourth quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Advisor provide additional Fund performance information to be reviewed with the members of the equity subcommittee at each of their regular meetings over the course of next year.

The Trustees noted that the U.S. Equity Fund’s performance was in the fourth, second and first quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Dynamic Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Equity Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Growth and Income Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for both Class A and Select shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	91

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	SAN-LCE-1212

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2012 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the six months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. treasury yields remain low

Yields for U.S. Treasury securities remained at historically low levels throughout the six-month period. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended December 31, 2012.

International stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the six months ended December 31, 2012.

Investment implications for the U.S. debt and deficit negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Accommodative policies from the U.S. Federal Reserve and improving economic data helped U.S. equity markets rally during the reporting period. In September, the U.S. Federal Reserve announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the equity rally, but U.S. stocks across most market capitalizations and investment styles finished the reporting period with gains. The S&P 500 Index returned 5.95% for the six months ended December 31, 2012. U.S. mid-cap stocks outperformed the broader U.S. stock market, as the Russell Midcap Index returned 8.62%. U.S. mid-cap value stocks outperformed U.S. mid-cap growth stocks during the reporting period.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	4.65%
Russell 3000 Growth Index	4.75%

Net Assets as of 12/31/2012 (In Thousands)	$1,478,823

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the energy and consumer discretionary sectors was the main detractor from relative performance. The Fund’s overweight versus the Benchmark in the financial services sector and underweight versus the Benchmark in the consumer staples sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in ServiceSource International, Inc. and International Game Technology. Shares of ServiceSource International, Inc. declined after the computer services company’s outlook for its fourth-quarter earnings was lower than investors had expected. Shares of International Game Technology, which provides electronic gaming equipment and systems products for casinos, declined after reporting weak third-quarter earnings as a result of higher expenses and declining gambling volumes.

Individual contributors to relative performance included the Fund’s positions in Royal Caribbean Cruises Ltd. and Valeant Pharmaceuticals International, Inc. Shares of Royal Caribbean Cruises Ltd. benefited from the company’s strong earnings. Shares of Valeant Pharmaceuticals International, Inc. increased after investors reacted positively to the company’s announced acquisition of Medicis Pharmaceuticals.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the financial services sector, while the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.8%
2.	Google, Inc., Class A	3.9
3.	Biogen Idec, Inc.	2.2
4.	Sherwin-Williams Co. (The)	2.1
5.	Home Depot, Inc. (The)	2.0
6.	Amazon.com, Inc.	1.9
7.	Visa, Inc., Class A	1.8
8.	QUALCOMM, Inc.	1.8
9.	eBay, Inc.	1.8
10.	Carlisle Cos., Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	36.0%
Industrials	16.4
Consumer Discretionary	15.7
Health Care	13.9
Financials	8.1
Energy	4.5
Materials	4.2
Consumer Staples	1.1
Short-Term Investment	0.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		4.65%	15.88%	1.81%	10.77%
With Sales Charge**		(0.88)	9.86	0.72	10.17
CLASS B SHARES	10/29/99
Without CDSC		4.37	15.29	1.28	10.23
With CDSC***		(0.63)	10.29	0.89	10.23
CLASS C SHARES	5/1/06
Without CDSC		4.36	15.27	1.28	10.12
With CDSC****		3.36	14.27	1.28	10.12
CLASS R5 SHARES	1/8/09	4.95	16.36	2.20	11.04
SELECT CLASS SHARES	5/1/06	4.75	16.08	2.04	10.95

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.15%
Russell Midcap Index	8.62%

Net Assets as of 12/31/2012 (In Thousands)	$762,269

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the energy and technology sectors detracted from relative performance. The Fund’s underweight versus the Benchmark in the consumer staples sector and stock selection in the financial services sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Marvell Technology Group Ltd., Devon Energy Corp. and Citrix Systems, Inc. Shares of Marvell Technology Group Ltd., which manufactures chips used in data-storage applications, declined on concerns about the company’s patent litigation. Shares of Devon Energy Corp. declined after the oil and natural gas producer reported disappointing earnings. Shares of Citrix Systems, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 net revenue.

Individual contributors to relative performance included the Fund’s positions in Jarden Corp., Coventry Health Care, Inc. and Patterson-UTI Energy, Inc. Shares of Jarden Corp. benefited from the consumer products company’s increasing sales. Shares of Coventry Health Care, Inc. increased after Aetna entered into an agreement to acquire the insurance company. Shares of Patterson-UTI Energy, Inc., an oil well services and equipment company, benefited from investors’ improving outlook about the company’s position in the natural gas market.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers invested in companies that, in their view, had leading competitive advantages, predictable and durable business models, sustainable free cash flow generation and management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Waste Connections, Inc.	3.8%
2.	Devon Energy Corp.	3.1
3.	Chubb Corp. (The)	2.9
4.	Silgan Holdings, Inc.	2.7
5.	Patterson-UTI Energy, Inc.	2.6
6.	Reliance Steel & Aluminum Co.	2.4
7.	Cimarex Energy Co.	2.4
8.	UnitedHealth Group, Inc.	2.3
9.	Crown Holdings, Inc.	2.3
10.	TD Ameritrade Holding Corp.	2.3

PORTFOLIO COMPOSITIONS BY SECTOR***
Financials	22.3%
Industrials	17.7
Consumer Discretionary	16.9
Information Technology	10.4
Energy	9.7
Materials	9.4
Utilities	6.1
Health Care	5.6
Short-Term Investment	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		5.97%	13.16%	9.71%
With Sales Charge**		0.41	7.22	6.91
CLASS C SHARES	11/30/10
Without CDSC		5.68	12.56	9.16
With CDSC***		4.68	11.56	9.16
CLASS R2 SHARES	11/30/10	5.88	12.88	9.44
CLASS R5 SHARES	11/30/10	6.22	13.75	10.22
CLASS R6 SHARES	1/31/11	6.21	13.74	10.24
SELECT CLASS SHARES	11/30/10	6.15	13.48	10.00

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-data, month-end performance information please call 1-800-480-4111.

The fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Core Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from November 30, 2010 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.09%
Russell Midcap Index	8.62%

Net Assets as of 12/31/2012 (In Thousands)	$928,913

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection and underweight versus the Benchmark in the energy sector and stock selection in the utilities sector were the main detractors from relative performance. The Fund’s stock selection in the financial services and health care sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in International Game Technology and Citrix Systems, Inc. Shares of International Game Technology, which provides electronic gaming equipment and systems products for casinos, declined after reporting weak third-quarter earnings as a result of higher expenses and declining gambling volumes. Shares of Citrix Systems, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 net revenue. The Fund’s underweight position versus the Benchmark in Sprint Nextel Corp. also detracted from relative performance. The stock rose following the announcement that the Japanese telecommunications company SoftBank offered to buy a stake in Sprint Nextel Corp.

Individual contributors to relative performance included the Fund’s positions in FleetCor Technologies, Inc., Sherwin-Williams Co. and Valeant Pharmaceuticals International, Inc. Shares of FleetCor Technologies, Inc. increased after the business services company raised its expectations for its fiscal 2012 revenues. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of Valeant Pharmaceuticals International, Inc. increased after investors reacted positively to the company’s announced acquisition of Medicis Pharmaceuticals.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**
1.	Sherwin-Williams Co. (The)	1.6%
2.	MSC Industrial Direct Co., Inc., Class A	1.4
3.	Carlisle Cos., Inc.	1.3
4.	Marriott International, Inc., Class A	1.3
5.	T. Rowe Price Group, Inc.	1.3
6.	Amphenol Corp., Class A	1.3
7.	M&T Bank Corp.	1.3
8.	Alliance Data Systems Corp.	1.1
9.	Xilinx, Inc.	1.0
10.	PetSmart, Inc.	1.0

PORTFOLIO COMPOSITIONS BY SECTOR***
Consumer Discretionary	20.4%
Financials	17.3
Information Technology	14.5
Industrials	13.7
Health Care	9.4
Materials	6.8
Energy	5.8
Utilities	4.4
Consumer Staples	4.2
Telecommunication Services	0.2
Short-Term Investment	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2012. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		7.91%	17.67%	3.26%	9.81%
With Sales Charge**		2.23	11.48	2.15	9.22
CLASS C SHARES	11/2/09
Without CDSC		7.64	17.07	2.93	9.63
With CDSC***		6.64	16.07	2.93	9.63
SELECT CLASS SHARES	1/1/97	8.09	18.10	3.48	9.93

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.34%
Russell Midcap Growth Index	7.13%

Net Assets as of 12/31/2012 (In Thousands)	$1,385,700

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the financial services and health care sectors was the main contributor to relative performance. The Fund’s stock selection in the technology and energy sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in FleetCor Technologies, Inc. and Royal Caribbean Cruises Ltd. Shares of FleetCor Technologies, Inc. increased after the business services company raised its expectations for its fiscal 2012 revenues. Shares of Royal Caribbean Cruises Ltd. benefited from the company’s strong earnings.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in International Game Technology and Citrix Systems, Inc. Shares of International Game Technology, which provides electronic gaming equipment and systems products for casinos, declined after reporting weak third-quarter earnings as a result of higher expenses and declining gambling volumes. Shares of Citrix Systems, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 net revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the financial services sector and the Fund’s largest underweight versus the Benchmark was in the consumer discretionary sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sherwin-Williams Co. (The)	2.4%
2.	Alliance Data Systems Corp.	2.2
3.	Concho Resources, Inc.	1.8
4.	MSC Industrial Direct Co., Inc., Class A	1.8
5.	PPG Industries, Inc.	1.7
6.	Carlisle Cos., Inc.	1.7
7.	Pall Corp.	1.6
8.	J.B. Hunt Transport Services, Inc.	1.6
9.	Moody’s Corp.	1.6
10.	Agilent Technologies, Inc.	1.6

PORTFOLIO COMPOSITIONS BY SECTOR***
Information Technology	22.3%
Consumer Discretionary	20.7
Industrials	17.8
Health Care	15.1
Financials	8.8
Materials	6.3
Energy	5.2
Consumer Staples	2.8
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		7.18%	15.59%	1.70%	8.32%
With Sales Charge**		1.57	9.54	0.60	7.74
CLASS B SHARES	1/14/94
Without CDSC		6.86	15.04	1.14	7.76
With CDSC***		1.86	10.04	0.76	7.76
CLASS C SHARES	11/4/97
Without CDSC		6.89	14.99	1.14	7.65
With CDSC****		5.89	13.99	1.14	7.65
CLASS R2 SHARES	6/19/09	7.07	15.44	1.54	8.14
CLASS R5 SHARES	11/1/11	7.43	16.15	2.04	8.64
CLASS R6 SHARES	11/1/11	7.42	16.20	2.05	8.64
SELECT CLASS SHARES	3/2/89	7.34	15.95	2.00	8.62

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the

Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Reporting Period Return:

Fund (Institutional Class Shares)*	9.04%
Russell Midcap Value Index	9.95%

Net Assets as of 12/31/2012 (In Thousands)	$9,827,663

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s relative underperformance versus the Benchmark was primarily driven by stock selection in the consumer discretionary sector. The Fund’s stock selection and an underweight versus the Benchmark in the energy sector also detracted from relative performance. The Fund’s stock selection in the financials and information technology sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Bed Bath & Beyond Inc. and Devon Energy Corp. Shares of Bed Bath & Beyond Inc. declined after the retail company’s expectations for its fourth-quarter 2012 and fiscal 2012 earnings disappointed investors. Shares of oil and gas operations company Devon Energy Corp. declined after the company announced a larger-than-expected decline in its third-quarter revenue. The Fund’s underweight position in Sprint Nextel Corp. also detracted from relative performance. The telecommunication services stock outperformed its sector peers.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in PVH Corp., DISH Network Corp. and Lincare Holdings Inc. Shares of PVH Corp., which manufactures and sells apparel and accessories, increased as investors reacted positively to the company’s announced acquisition of The Warnaco Group, Inc. Shares of DISH Network Corp., a television provider, gained after the company reached settlements in several of its outstanding contract disputes. Lincare Holdings Inc. provides medical equipment and supplies. Linde AG acquired the company at a premium, which benefited the stock.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. The Fund’s portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Fund’s largest overweight continued to be in the consumer discretionary sector. The Fund’s portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Loews Corp.	1.7%
2.	Ball Corp.	1.6
3.	Ameriprise Financial, Inc.	1.6
4.	Energen Corp.	1.5
5.	Marsh & McLennan Cos., Inc.	1.5
6.	Analog Devices, Inc.	1.4
7.	Kohl’s Corp.	1.4
8.	M&T Bank Corp.	1.3
9.	Amphenol Corp., Class A	1.3
10.	AutoZone, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.8%
Consumer Discretionary	20.1
Industrials	9.8
Utilities	8.7
Materials	7.4
Information Technology	7.0
Energy	6.3
Consumer Staples	5.5
Health Care	3.9
Telecommunication Services	0.4
Short-Term Investment	5.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2012. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	4/30/01
Without Sales Charge		8.75%	19.86%	4.77%	9.90%
With Sales Charge**		3.04	13.55	3.65	9.31
CLASS B SHARES	4/30/01
Without CDSC		8.47	19.28	4.24	9.42
With CDSC***		3.47	14.28	3.90	9.42
CLASS C SHARES	4/30/01
Without CDSC		8.49	19.26	4.25	9.31
With CDSC****		7.49	18.26	4.25	9.31
CLASS R2 SHARES	11/3/08	8.60	19.57	4.55	9.78
INSTITUTIONAL CLASS SHARES	11/13/97	9.04	20.48	5.30	10.44
SELECT CLASS SHARES	10/31/01	8.91	20.19	5.04	10.18

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-1.43%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.07%

Net Assets as of 12/31/2012 (In Thousands)	$490,178

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2012.

The Fund’s portfolio managers employed a quantitative bottom-up approach for their stock selection process, focusing on both valuation and fundamentals. The valuation stock selection model seeks to determine how a stock is priced relative to what the Fund’s portfolio managers believe is its intrinsic value by considering valuation factors such as a company’s cash flow and price-to-book values. The fundamentals stock selection model attempts to identify how healthy a company’s short-term operating trends are by using metrics such as stock price momentum and earnings momentum.

During the reporting period, the Fund’s stock selection process produced a negative return for the Fund. The Fund’s quantitative bottom-up stock selection process resulted in negative returns in the consumer and technology sectors and positive returns in the financial, healthcare and industrial sectors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and small-cap stocks. The Fund’s portfolio managers sought to go long on what they perceived to be inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. They continued to use strategies designed to produce returns that are intended to have no correlation with general domestic market performance.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Eagle Materials, Inc.	0.5%
2.	CMS Energy Corp.	0.5
3.	Portland General Electric Co.	0.4
4.	Omnicare, Inc.	0.4
5.	Helix Energy Solutions Group, Inc.	0.4
6.	Lockheed Martin Corp.	0.4
7.	Jarden Corp.	0.4
8.	Chicago Bridge & Iron Co. N.V., (Netherlands)	0.4
9.	Textron, Inc	0.4
10.	ResMed, Inc.	0.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Gulfport Energy Corp.	0.5%
2.	Acme Packet, Inc.	0.5
3.	Genesee & Wyoming, Inc., Class A	0.5
4.	JDS Uniphase Corp.	0.4
5.	Precision Castparts Corp.	0.4
6.	Signet Jewelers Ltd., (Bermuda)	0.4
7.	Liberty Media Corp. - Liberty Capital, Class A	0.4
8.	Brookdale Senior Living, Inc.	0.4
9.	Haemonetics Corp.	0.4
10.	Johnson Controls, Inc.	0.4

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	15.9%
Information Technology	14.9
Financials	12.4
Industrials	11.9
Health Care	8.2
Energy	6.6
Materials	5.7
Consumer Staples	5.7
Utilities	4.5
Telecommunication Services	0.6
Short-Term Investment	13.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Consumer Discretionary	16.3%
Information Technology	15.7
Industrials	15.5
Financials	13.4
Health Care	10.5
Energy	9.7
Materials	6.9
Consumer Staples	5.5
Utilities	5.1
Telecommunication Services	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION

CLASS A SHARES	5/23/03
Without Sales Charge		(1.55)%	0.00%	(1.14)%	0.98%
With Sales Charge**		(6.74)	(5.26)	(2.19)	0.42
CLASS B SHARES	5/23/03
Without CDSC		(1.83)	(0.76)	(1.87)	0.36
With CDSC***		(6.83)	(5.76)	(2.31)	0.36
CLASS C SHARES	5/23/03
Without CDSC		(1.94)	(0.76)	(1.89)	0.23
With CDSC****		(2.94)	(1.76)	(1.89)	0.23
SELECT CLASS SHARES	5/23/03	(1.43)	0.21	(0.90)	1.23

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Equity Market-Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	8.09%
Russell 3000 Value Index	8.20%

Net Assets as of 12/31/2012 (In Thousands)	$2,101,241

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s relative underperformance versus the Benchmark was driven primarily by the Fund’s stock selection in the consumer discretionary sector. The Fund’s stock selection and overweight versus the Benchmark in the financials sector contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Devon Energy Corp. and Microsoft Corp. Shares of oil and gas operations company Devon Energy Corp. declined after the company announced a larger-than-expected decline in its third-quarter revenue. Shares of Microsoft Corp. declined after the software company reported disappointing third-quarter results. The Fund’s underweight position in Goldman Sachs Group, Inc. also detracted from relative performance as the financial services stock outperformed its sector peers.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Rock-Tenn Co., Ameriprise Financial, Inc. and Lincare Holdings Inc. Rock-Tenn Co. is a containers and packaging company, while Ameriprise Financial, Inc. is an investment services company. Both stocks increased as investors reacted positively to each company’s announcement that it would start paying a quarterly dividend. Lincare Holdings Inc. provides medical equipment and supplies. Linde AG acquired the company at a premium, which benefited the stock.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, significant levels of free cash flow. As a result of bottom-up fundamental research, the Fund was overweight versus the Benchmark in the consumer discretionary sector, where the Fund’s portfolio managers sought to own retailers with strong and recognizable brands, a loyal customer base, recurring revenue streams and lower capital expenditure levels. The Fund was also overweight versus the Benchmark in the financials sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	3.7%
2.	Wells Fargo & Co.	3.3
3.	Pfizer, Inc.	2.5
4.	Loews Corp.	2.2
5.	AT&T, Inc.	2.2
6.	American International Group, Inc.	2.0
7.	Bank of America Corp.	1.9
8.	Devon Energy Corp.	1.9
9.	Johnson & Johnson	1.8
10.	Procter & Gamble Co. (The)	1.7

PORTFOLIO COMPOSITIONS BY SECTOR****
Financials	34.7%
Consumer Discretionary	13.0
Energy	11.4
Health Care	9.5
Utilities	6.2
Industrials	5.6
Consumer Staples	4.5
Information Technology	3.9
Materials	3.9
Telecommunication Services	2.4
Investment Company	0.3
Short-term Investment	4.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		7.83%	18.32%	4.52%	6.87%
With Sales Charge**		2.15	12.10	3.40	6.14
CLASS C SHARES	2/28/05
Without CDSC		7.56	17.73	4.01	6.34
With CDSC***		6.56	16.73	4.01	6.34
INSTITUTIONAL CLASS SHARES	2/28/05	8.09	18.92	5.06	7.34
SELECT CLASS SHARES	2/28/05	7.94	18.61	4.79	7.14

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.8%
	Consumer Discretionary — 15.6%
	Automobiles — 1.6%
271	Harley-Davidson, Inc.	13,250
322	Tesla Motors, Inc. (a)	10,903

		24,153

	Hotels, Restaurants & Leisure — 2.4%
533	Apollo Global Management LLC, Class A	9,261
331	Las Vegas Sands Corp.	15,260
342	Royal Caribbean Cruises Ltd.	11,625

		36,146

	Internet & Catalog Retail — 2.7%
113	Amazon.com, Inc. (a)	28,379
18	priceline.com, Inc. (a)	11,306

		39,685

	Media — 2.9%
450	DIRECTV (a)	22,577
397	Walt Disney Co. (The)	19,742

		42,319

	Specialty Retail — 3.0%
478	Home Depot, Inc. (The)	29,564
219	PetSmart, Inc.	14,973

		44,537

	Textiles, Apparel & Luxury Goods — 3.0%
369	Michael Kors Holdings Ltd., (Hong Kong) (a)	18,851
96	V.F. Corp.	14,508
273	Wolverine World Wide, Inc.	11,167

		44,526

	Total Consumer Discretionary	231,366

	Consumer Staples — 1.1%
	Food Products — 0.8%
695	Dean Foods Co. (a)	11,471

	Personal Products — 0.3%
134	Herbalife Ltd., (Cayman Islands)	4,427

	Total Consumer Staples	15,898

	Energy — 4.5%
	Energy Equipment & Services — 2.1%
217	Dril-Quip, Inc. (a)	15,815
273	Oceaneering International, Inc.	14,701

		30,516

	Oil, Gas & Consumable Fuels — 2.4%
300	Concho Resources, Inc. (a)	24,152

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
178	Range Resources Corp.	11,184

		35,336

	Total Energy	65,852

	Financials — 8.1%
	Capital Markets — 1.0%
223	T. Rowe Price Group, Inc.	14,491

	Commercial Banks — 3.4%
185	M&T Bank Corp.	18,207
493	U.S. Bancorp	15,734
489	Wells Fargo & Co.	16,704

		50,645

	Diversified Financial Services — 1.3%
387	Moody's Corp.	19,469

	Insurance — 2.4%
295	ACE Ltd., (Switzerland)	23,501
403	Amtrust Financial Services, Inc.	11,571

		35,072

	Total Financials	119,677

	Health Care — 13.9%
	Biotechnology — 6.2%
632	Aegerion Pharmaceuticals, Inc. (a)	16,039
221	Biogen Idec, Inc. (a)	32,473
297	Gilead Sciences, Inc. (a)	21,800
145	Onyx Pharmaceuticals, Inc. (a)	10,974
59	Regeneron Pharmaceuticals, Inc. (a)	10,059

		91,345

	Health Care Providers & Services — 2.8%
465	Acadia Healthcare Co., Inc. (a)	10,844
140	Humana, Inc.	9,601
400	UnitedHealth Group, Inc.	21,691

		42,136

	Life Sciences Tools & Services — 1.1%
389	Agilent Technologies, Inc.	15,917

	Pharmaceuticals — 3.8%
220	Allergan, Inc.	20,135
314	Valeant Pharmaceuticals International, Inc., (Canada) (a)	18,768
198	Watson Pharmaceuticals, Inc. (a)	17,062

		55,965

	Total Health Care	205,363

	Industrials — 16.4%
	Aerospace & Defense — 1.4%
108	Precision Castparts Corp.	20,495

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Building Products — 1.0%
520	Fortune Brands Home & Security, Inc. (a)	15,188

	Construction & Engineering — 1.0%
258	Fluor Corp.	15,167

	Electrical Equipment — 2.5%
189	Acuity Brands, Inc.	12,781
344	Generac Holdings, Inc.	11,785
153	Rockwell Automation, Inc.	12,842

		37,408

	Industrial Conglomerates — 1.7%
438	Carlisle Cos., Inc.	25,731

	Machinery — 1.5%
372	Pall Corp.	22,417

	Road & Rail — 3.7%
179	Canadian Pacific Railway Ltd., (Canada)	18,210
373	J.B. Hunt Transport Services, Inc.	22,278
396	Old Dominion Freight Line, Inc. (a)	13,560

		54,048

	Trading Companies & Distributors — 3.6%
420	Air Lease Corp. (a)	9,024
310	MSC Industrial Direct Co., Inc., Class A	23,360
444	Rush Enterprises, Inc., Class A (a)	9,177
147	Watsco, Inc.	11,040

		52,601

	Total Industrials	243,055

	Information Technology — 36.0%
	Communications Equipment — 3.9%
524	Aruba Networks, Inc. (a)	10,875
152	F5 Networks, Inc. (a)	14,777
115	Palo Alto Networks, Inc. (a)	6,149
423	QUALCOMM, Inc.	26,234

		58,035

	Computers & Peripherals — 9.5%
216	Apple, Inc.	114,895
694	EMC Corp. (a)	17,563
323	Fusion-io, Inc. (a)	7,409

		139,867

	Internet Software & Services — 8.9%
435	Dealertrack Technologies, Inc. (a)	12,487
508	eBay, Inc. (a)	25,939
81	Google, Inc., Class A (a)	57,530
73	LinkedIn Corp., Class A (a)	8,336

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — Continued
293	OpenTable, Inc. (a)	14,284
181	Rackspace Hosting, Inc. (a)	13,435

		132,011

	IT Services — 5.7%
129	Alliance Data Systems Corp. (a)	18,703
297	FleetCor Technologies, Inc. (a)	15,924
46	MasterCard, Inc., Class A	22,697
179	Visa, Inc., Class A	27,163

		84,487

	Semiconductors & Semiconductor Equipment — 2.9%
167	ASML Holding N.V., (Netherlands)	10,768
563	Avago Technologies Ltd., (Singapore)	17,822
408	Broadcom Corp., Class A (a)	13,546

		42,136

	Software — 5.1%
380	Infoblox, Inc. (a)	6,832
617	Nuance Communications, Inc. (a)	13,767
198	Red Hat, Inc. (a)	10,470
87	Salesforce.com, Inc. (a)	14,641
174	SolarWinds, Inc. (a)	9,105
261	Splunk, Inc. (a)	7,563
378	TIBCO Software, Inc. (a)	8,313
92	Workday, Inc., Class A (a)	5,009

		75,700

	Total Information Technology	532,236

	Materials — 4.2%
	Chemicals — 4.2%
276	FMC Corp.	16,152
105	PPG Industries, Inc.	14,225
202	Sherwin-Williams Co. (The)	31,087

	Total Materials	61,464

	Total Common Stocks (Cost $1,195,983)	1,474,911

Short-Term Investment — 0.1%
	Investment Company — 0.1%
1,981	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $1,981)	1,981

	Total Investments — 99.9% (Cost $1,197,964)	1,476,892
	Other Assets in Excess of Liabilities — 0.1%	1,931

	NET ASSETS — 100.0%	$1,478,823

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JP Morgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
	Consumer Discretionary — 16.8%
	Auto Components — 1.6%
614	Allison Transmission Holdings, Inc.	12,538

	Automobiles — 2.1%
332	Harley-Davidson, Inc.	16,212

	Distributors — 1.4%
164	Genuine Parts Co.	10,417

	Hotels, Restaurants & Leisure — 3.9%
382	Brinker International, Inc.	11,850
73	Cracker Barrel Old Country Store, Inc.	4,710
264	Penn National Gaming, Inc. (a)	12,988

		29,548

	Household Durables — 1.9%
281	Jarden Corp. (a)	14,540

	Multiline Retail — 1.6%
231	Nordstrom, Inc.	12,367

	Specialty Retail — 2.9%
760	American Eagle Outfitters, Inc.	15,586
215	Gap, Inc. (The)	6,680

		22,266

	Textiles, Apparel & Luxury Goods — 1.4%
257	Deckers Outdoor Corp. (a)	10,329

	Total Consumer Discretionary	128,217

	Energy — 9.7%
	Energy Equipment & Services — 4.2%
1,045	Patterson-UTI Energy, Inc.	19,463
284	Tidewater, Inc.	12,685

		32,148

	Oil, Gas & Consumable Fuels — 5.5%
321	Cimarex Energy Co.	18,505
448	Devon Energy Corp.	23,298

		41,803

	Total Energy	73,951

	Financials — 22.3%
	Capital Markets — 7.7%
41	BlackRock, Inc.	8,475
110	Franklin Resources, Inc.	13,865
99	Greenhill & Co., Inc.	5,162
450	HFF, Inc., Class A	6,699
825	Janus Capital Group, Inc.	7,033
1,023	TD Ameritrade Holding Corp.	17,198

		58,432

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 5.5%
997	Associated Banc-Corp.	13,077
487	First Republic Bank	15,969
308	SunTrust Banks, Inc.	8,735
333	Umpqua Holdings Corp.	3,920

		41,701

	Insurance — 4.6%
288	Chubb Corp. (The)	21,703
318	ProAssurance Corp.	13,436

		35,139

	Real Estate Investment Trusts (REITs) — 4.5%
174	Mid-America Apartment Communities, Inc.	11,252
231	National Retail Properties, Inc.	7,219
828	RLJ Lodging Trust	16,044

		34,515

	Total Financials	169,787

	Health Care — 5.6%
	Health Care Equipment & Supplies — 1.0%
78	IDEXX Laboratories, Inc. (a)	7,283

	Health Care Providers & Services — 4.6%
85	Cigna Corp.	4,544
149	Laboratory Corp. of America Holdings (a)	12,936
328	UnitedHealth Group, Inc.	17,811

		35,291

	Total Health Care	42,574

	Industrials — 17.7%
	Aerospace & Defense — 1.2%
68	TransDigm Group, Inc.	9,215

	Commercial Services & Supplies — 5.4%
548	Herman Miller, Inc.	11,741
859	Waste Connections, Inc.	29,018

		40,759

	Electrical Equipment — 1.1%
118	Regal-Beloit Corp.	8,298

	Machinery — 7.1%
122	Cummins, Inc.	13,251
264	Joy Global, Inc.	16,812
652	Rexnord Corp. (a)	13,894
242	Toro Co. (The)	10,404

		54,361

	Road & Rail — 1.5%
184	Norfolk Southern Corp.	11,376

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Trading Companies & Distributors — 1.4%
53	W.W. Grainger, Inc.	10,645

	Total Industrials	134,654

	Information Technology — 10.4%
	Computers & Peripherals — 1.4%
309	NetApp, Inc. (a)	10,355

	Electronic Equipment, Instruments & Components — 2.2%
266	Anixter International, Inc.	17,035

	Semiconductors & Semiconductor Equipment — 3.0%
653	Freescale Semiconductor Ltd. (a)	7,192
455	Linear Technology Corp.	15,608

		22,800

	Software — 3.8%
155	Citrix Systems, Inc. (a)	10,218
299	MICROS Systems, Inc. (a)	12,689
68	Solera Holdings, Inc.	3,624
87	Splunk, Inc. (a)	2,530

		29,061

	Total Information Technology	79,251

	Materials — 9.3%
	Chemicals — 1.9%
124	Airgas, Inc.	11,343
70	Scotts Miracle-Gro Co. (The), Class A	3,082

		14,425

	Containers & Packaging — 5.0%
473	Crown Holdings, Inc. (a)	17,417
502	Silgan Holdings, Inc.	20,885

		38,302

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 2.4%
299	Reliance Steel & Aluminum Co.	18,545

	Total Materials	71,272

	Utilities — 6.1%
	Electric Utilities — 1.0%
167	Southern Co. (The)	7,168

	Multi-Utilities — 5.1%
689	CMS Energy Corp.	16,803
208	NorthWestern Corp.	7,221
145	PG&E Corp.	5,814
253	Wisconsin Energy Corp.	9,330

		39,168

	Total Utilities	46,336

	Total Common Stocks (Cost $706,155)	746,042

Short-Term Investment — 1.9%
	Investment Company — 1.9%
14,817	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $14,817)	14,817

	Total Investments — 99.8% (Cost $720,972)	760,859
	Other Assets in Excess of Liabilities — 0.2%	1,410

	NET ASSETS — 100.0%	$762,269

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 20.4%
	Auto Components — 0.3%
159	Allison Transmission Holdings, Inc.	3,237

	Automobiles — 1.0%
117	Harley-Davidson, Inc.	5,714
108	Tesla Motors, Inc. (a)	3,645

		9,359

	Distributors — 0.5%
75	Genuine Parts Co.	4,800

	Hotels, Restaurants & Leisure — 3.4%
62	Darden Restaurants, Inc.	2,781
329	Marriott International, Inc., Class A	12,279
22	Panera Bread Co., Class A (a)	3,462
118	Penn National Gaming, Inc. (a)	5,785
106	Royal Caribbean Cruises Ltd.	3,587
58	Yum! Brands, Inc.	3,873

		31,767

	Household Durables — 1.1%
28	Jarden Corp. (a)	1,463
62	Mohawk Industries, Inc. (a)	5,576
99	Toll Brothers, Inc. (a)	3,207

		10,246

	Internet & Catalog Retail — 1.1%
126	Expedia, Inc.	7,772
54	TripAdvisor, Inc. (a)	2,278

		10,050

	Media — 2.6%
22	AMC Networks, Inc., Class A (a)	1,082
79	Cablevision Systems Corp., Class A	1,178
103	CBS Corp. (Non-Voting), Class B	3,924
130	Clear Channel Outdoor Holdings, Inc., Class A	913
71	Discovery Communications, Inc., Class A (a)	4,482
147	DISH Network Corp., Class A	5,344
76	Gannett Co., Inc.	1,365
105	Madison Square Garden Co. (The), Class A (a)	4,639
2	Washington Post Co. (The), Class B	823

		23,750

	Multiline Retail — 1.2%
79	Family Dollar Stores, Inc.	5,004
152	Kohl's Corp.	6,551

		11,555

	Specialty Retail — 6.9%
17	AutoZone, Inc. (a)	5,940
149	Bed Bath & Beyond, Inc. (a)	8,327

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
228	Gap, Inc. (The)	7,079
102	GNC Holdings, Inc., Class A	3,405
74	O'Reilly Automotive, Inc. (a)	6,572
138	PetSmart, Inc.	9,421
129	Sally Beauty Holdings, Inc. (a)	3,031
63	Tiffany & Co.	3,596
100	TJX Cos., Inc.	4,249
171	Urban Outfitters, Inc. (a)	6,738
120	Williams-Sonoma, Inc.	5,261

		63,619

	Textiles, Apparel & Luxury Goods — 2.3%
133	Michael Kors Holdings Ltd., (Hong Kong) (a)	6,777
44	PVH Corp.	4,889
62	V.F. Corp.	9,416

		21,082

	Total Consumer Discretionary	189,465

	Consumer Staples — 4.2%
	Beverages — 1.7%
86	Beam, Inc.	5,281
36	Brown-Forman Corp., Class B	2,263
91	Dr. Pepper Snapple Group, Inc.	4,036
78	Monster Beverage Corp. (a)	4,119

		15,699

	Food Products — 1.8%
56	Hershey Co. (The)	4,075
19	JM Smucker Co. (The)	1,665
58	Mead Johnson Nutrition Co.	3,842
42	Ralcorp Holdings, Inc. (a)	3,780
198	WhiteWave Foods Co., Class A (a)	3,075

		16,437

	Household Products — 0.5%
62	Energizer Holdings, Inc.	4,941

	Personal Products — 0.2%
57	Herbalife Ltd., (Cayman Islands)	1,865

	Total Consumer Staples	38,942

	Energy — 5.7%
	Energy Equipment & Services — 0.9%
87	Cameron International Corp. (a)	4,886
63	Oceaneering International, Inc.	3,389

		8,275

	Oil, Gas & Consumable Fuels — 4.8%
104	Concho Resources, Inc. (a)	8,386
79	Devon Energy Corp.	4,120

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
165	Energen Corp.	7,457
85	EQT Corp.	5,009
140	Laredo Petroleum Holdings, Inc. (a)	2,539
78	Marathon Petroleum Corp.	4,882
55	PBF Energy, Inc. (a)	1,604
113	QEP Resources, Inc.	3,419
74	Range Resources Corp.	4,675
90	Williams Cos., Inc. (The)	2,946

		45,037

	Total Energy	53,312

	Financials — 17.3%
	Capital Markets — 4.4%
120	Ameriprise Financial, Inc.	7,507
266	Blackstone Group LP (The)	4,150
329	Charles Schwab Corp. (The)	4,723
184	Invesco Ltd.	4,802
125	Lazard Ltd., (Bermuda), Class A	3,739
79	Northern Trust Corp.	3,978
183	T. Rowe Price Group, Inc.	11,924

		40,823

	Commercial Banks — 4.1%
63	City National Corp.	3,132
41	Cullen/Frost Bankers, Inc.	2,234
372	Fifth Third Bancorp	5,651
56	First Republic Bank	1,829
284	Huntington Bancshares, Inc.	1,815
118	M&T Bank Corp.	11,619
64	Signature Bank (a)	4,552
166	SunTrust Banks, Inc.	4,699
122	Zions Bancorp	2,603

		38,134

	Diversified Financial Services — 0.8%
142	Moody's Corp.	7,125

	Insurance — 5.3%
16	Alleghany Corp. (a)	5,316
118	Axis Capital Holdings Ltd., (Bermuda)	4,095
56	Chubb Corp. (The)	4,201
137	Hartford Financial Services Group, Inc.	3,081
194	Loews Corp.	7,897
207	Marsh & McLennan Cos., Inc.	7,120
262	Old Republic International Corp.	2,785
116	OneBeacon Insurance Group Ltd., Class A	1,607
169	Unum Group	3,524

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued

129	W.R. Berkley Corp.	4,869
204	XL Group plc, (Ireland)	5,105

		49,600

	Real Estate Investment Trusts (REITs) — 1.8%
108	Annaly Capital Management, Inc.	1,518
78	HCP, Inc.	3,538
107	Prologis, Inc.	3,897
86	Regency Centers Corp.	4,070
46	Vornado Realty Trust	3,723

		16,746

	Real Estate Management & Development — 0.4%
203	Brookfield Office Properties, Inc.	3,446

	Thrifts & Mortgage Finance — 0.5%
122	Capitol Federal Financial, Inc.	1,429
282	People's United Financial, Inc.	3,404

		4,833

	Total Financials	160,707

	Health Care — 9.3%
	Biotechnology — 1.5%
36	Alexion Pharmaceuticals, Inc. (a)	3,358
50	Onyx Pharmaceuticals, Inc. (a)	3,784
23	Regeneron Pharmaceuticals, Inc. (a)	3,952
74	Vertex Pharmaceuticals, Inc. (a)	3,108

		14,202

	Health Care Equipment & Supplies — 1.1%
44	CareFusion Corp. (a)	1,243
64	Sirona Dental Systems, Inc. (a)	4,132
131	Thoratec Corp. (a)	4,896

		10,271

	Health Care Providers & Services — 3.6%
114	AmerisourceBergen Corp.	4,907
211	Brookdale Senior Living, Inc. (a)	5,340
103	Cigna Corp.	5,489
36	DaVita HealthCare Partners, Inc. (a)	3,924
90	Health Net, Inc. (a)	2,175
36	Henry Schein, Inc. (a)	2,863
123	Humana, Inc.	8,463

		33,161

	Life Sciences Tools & Services — 1.5%
174	Agilent Technologies, Inc.	7,128
214	Bruker Corp. (a)	3,266

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — Continued
64	Illumina, Inc. (a)	3,584

		13,978

	Pharmaceuticals — 1.6%
33	Perrigo Co.	3,423
94	Valeant Pharmaceuticals International, Inc., (Canada) (a)	5,606
72	Watson Pharmaceuticals, Inc. (a)	6,166

		15,195

	Total Health Care	86,807

	Industrials — 13.7%
	Aerospace & Defense — 0.8%
45	Alliant Techsystems, Inc.	2,808
30	TransDigm Group, Inc.	4,145

		6,953

	Building Products — 1.2%
62	Armstrong World Industries, Inc.	3,166
278	Fortune Brands Home & Security, Inc. (a)	8,115

		11,281

	Commercial Services & Supplies — 1.2%
173	Republic Services, Inc.	5,063
67	Stericycle, Inc. (a)	6,226

		11,289

	Construction & Engineering — 0.6%
96	Fluor Corp.	5,651

	Electrical Equipment — 2.2%
56	Acuity Brands, Inc.	3,813
126	AMETEK, Inc.	4,744
72	Generac Holdings, Inc.	2,453
70	Regal-Beloit Corp.	4,941
58	Rockwell Automation, Inc.	4,830

		20,781

	Industrial Conglomerates — 1.3%
210	Carlisle Cos., Inc.	12,354

	Machinery — 2.5%
90	IDEX Corp.	4,180
122	Pall Corp.	7,340
153	Rexnord Corp. (a)	3,262
53	Snap-on, Inc.	4,171
43	Wabtec Corp.	3,744

		22,697

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 0.8%
72	Equifax, Inc.	3,880
121	Nielsen Holdings N.V. (a)	3,695

		7,575

	Road & Rail — 1.4%
54	Canadian Pacific Railway Ltd., (Canada)	5,437
123	J.B. Hunt Transport Services, Inc.	7,338

		12,775

	Trading Companies & Distributors — 1.7%
131	Air Lease Corp. (a)	2,810
173	MSC Industrial Direct Co., Inc., Class A	13,044

		15,854

	Total Industrials	127,210

	Information Technology — 14.5%
	Communications Equipment — 1.2%
152	Aruba Networks, Inc. (a)	3,152
59	F5 Networks, Inc. (a)	5,722
35	Palo Alto Networks, Inc. (a)	1,847

		10,721

	Computers & Peripherals — 0.3%
121	Fusion-io, Inc. (a)	2,765

	Electronic Equipment, Instruments & Components — 1.8%
181	Amphenol Corp., Class A	11,742
138	Arrow Electronics, Inc. (a)	5,256

		16,998

	Internet Software & Services — 1.4%
33	LinkedIn Corp., Class A (a)	3,766
87	OpenTable, Inc. (a)	4,246
64	Rackspace Hosting, Inc. (a)	4,738

		12,750

	IT Services — 2.8%
70	Alliance Data Systems Corp. (a)	10,133
117	CoreLogic, Inc. (a)	3,152
126	FleetCor Technologies, Inc. (a)	6,749
145	Jack Henry & Associates, Inc.	5,712

		25,746

	Semiconductors & Semiconductor Equipment — 3.4%
155	Analog Devices, Inc.	6,512
212	Avago Technologies Ltd., (Singapore)	6,725
109	KLA-Tencor Corp.	5,182
117	Microchip Technology, Inc. (c)	3,813
264	Xilinx, Inc.	9,494

		31,726

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — 3.6%
59	Citrix Systems, Inc. (a)	3,892
39	FactSet Research Systems, Inc.	3,399
145	Fortinet, Inc. (a)	3,047
227	Nuance Communications, Inc. (a)	5,067
80	Red Hat, Inc. (a)	4,237
62	SolarWinds, Inc. (a)	3,268
73	Splunk, Inc. (a)	2,118
129	Synopsys, Inc. (a)	4,121
131	TIBCO Software, Inc. (a)	2,879
28	Workday, Inc., Class A (a)	1,510

		33,538

	Total Information Technology	134,244

	Materials — 6.8%
	Chemicals — 5.1%
58	Airgas, Inc.	5,266
76	Albemarle Corp.	4,728
104	FMC Corp.	6,074
59	PPG Industries, Inc.	7,972
95	Sherwin-Williams Co. (The)	14,618
64	Sigma-Aldrich Corp.	4,744
60	W.R. Grace & Co. (a)	4,027

		47,429

	Containers & Packaging — 1.7%
164	Ball Corp.	7,349
57	Rock-Tenn Co., Class A	4,002
112	Silgan Holdings, Inc.	4,657

		16,008

	Total Materials	63,437

	Telecommunication Services — 0.2%
	Wireless Telecommunication Services — 0.2%
76	Telephone & Data Systems, Inc.	1,672

	Utilities — 4.4%
	Electric Utilities — 1.5%
256	NV Energy, Inc.	4,647

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
162	Westar Energy, Inc.	4,649
187	Xcel Energy, Inc.	4,985

		14,281

	Gas Utilities — 0.4%
54	ONEOK, Inc.	2,304
59	Questar Corp.	1,158

		3,462

	Multi-Utilities — 2.5%
212	CenterPoint Energy, Inc.	4,081
207	CMS Energy Corp.	5,050
193	NiSource, Inc.	4,798
71	Sempra Energy	5,012
111	Wisconsin Energy Corp.	4,090

		23,031

	Total Utilities	40,774

	Total Common Stocks (Cost $723,340)	896,570

Short-Term Investment — 3.3%
	Investment Company — 3.3%
30,318	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $30,318)	30,318

Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
1,056	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $1,056)	1,056

	Total Investments — 99.9% (Cost $754,714)	927,944
	Other Assets in Excess of Liabilities — 0.1%	969

	NET ASSETS — 100.0%	$928,913

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.6%
	Consumer Discretionary — 20.6%
	Auto Components — 0.7%
479	Allison Transmission Holdings, Inc.	9,773

	Automobiles — 2.0%
352	Harley-Davidson, Inc.	17,182
320	Tesla Motors, Inc. (a)	10,838

		28,020

	Hotels, Restaurants & Leisure — 4.3%
571	Marriott International, Inc., Class A	21,292
65	Panera Bread Co., Class A (a)	10,261
353	Penn National Gaming, Inc. (a)	17,316
319	Royal Caribbean Cruises Ltd.	10,832

		59,701

	Household Durables — 0.7%
299	Toll Brothers, Inc. (a)	9,670

	Internet & Catalog Retail — 0.9%
204	Expedia, Inc.	12,536

	Media — 2.0%
213	Discovery Communications, Inc., Class A (a)	13,515
311	Madison Square Garden Co. (The), Class A (a)	13,780

		27,295

	Specialty Retail — 7.1%
161	Bed Bath & Beyond, Inc. (a)	8,979
298	Gap, Inc. (The)	9,259
308	GNC Holdings, Inc., Class A	10,244
220	O'Reilly Automotive, Inc. (a)	19,699
307	PetSmart, Inc.	20,967
388	Sally Beauty Holdings, Inc. (a)	9,138
508	Urban Outfitters, Inc. (a)	20,011

		98,297

	Textiles, Apparel & Luxury Goods — 2.9%
394	Michael Kors Holdings Ltd., (Hong Kong) (a)	20,116
133	V.F. Corp.	20,109

		40,225

	Total Consumer Discretionary	285,517

	Consumer Staples — 2.8%
	Beverages — 0.9%
231	Monster Beverage Corp. (a)	12,231

	Food Products — 1.5%
174	Mead Johnson Nutrition Co.	11,491
603	WhiteWave Foods Co., Class A (a)	9,371

		20,862

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.4%
173	Herbalife Ltd., (Cayman Islands)	5,685

	Total Consumer Staples	38,778

	Energy — 5.2%
	Energy Equipment & Services — 1.8%
260	Cameron International Corp. (a)	14,706
190	Oceaneering International, Inc.	10,193

		24,899

	Oil, Gas & Consumable Fuels — 3.4%
310	Concho Resources, Inc. (a)	24,933
424	Laredo Petroleum Holdings, Inc. (a)	7,691
228	Range Resources Corp.	14,294

		46,918

	Total Energy	71,817

	Financials — 8.8%
	Capital Markets — 3.3%
813	Blackstone Group LP (The)	12,675
380	Lazard Ltd., (Bermuda), Class A	11,348
329	T. Rowe Price Group, Inc.	21,411

		45,434

	Commercial Banks — 2.2%
166	M&T Bank Corp.	16,376
192	Signature Bank (a)	13,726

		30,102

	Diversified Financial Services — 1.6%
430	Moody's Corp.	21,659

	Insurance — 0.9%
361	Axis Capital Holdings Ltd., (Bermuda)	12,505

	Real Estate Investment Trusts (REITs) — 0.8%
319	Prologis, Inc.	11,651

	Total Financials	121,351

	Health Care — 15.0%
	Biotechnology — 3.1%
108	Alexion Pharmaceuticals, Inc. (a)	10,103
150	Onyx Pharmaceuticals, Inc. (a)	11,352
70	Regeneron Pharmaceuticals, Inc. (a)	11,975
226	Vertex Pharmaceuticals, Inc. (a)	9,487

		42,917

	Health Care Equipment & Supplies — 2.0%
196	Sirona Dental Systems, Inc. (a)	12,621
399	Thoratec Corp. (a)	14,967

		27,588

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — 3.5%
640	Brookdale Senior Living, Inc. (a)	16,197
107	DaVita HealthCare Partners, Inc. (a)	11,815
270	Health Net, Inc. (a)	6,571
214	Humana, Inc.	14,709

		49,292

	Life Sciences Tools & Services — 3.1%
525	Agilent Technologies, Inc.	21,479
652	Bruker Corp. (a)	9,961
197	Illumina, Inc. (a)	10,940

		42,380

	Pharmaceuticals — 3.3%
99	Perrigo Co.	10,330
282	Valeant Pharmaceuticals International, Inc., (Canada) (a)	16,879
220	Watson Pharmaceuticals, Inc. (a)	18,946

		46,155

	Total Health Care	208,332

	Industrials — 17.7%
	Aerospace & Defense — 0.9%
91	TransDigm Group, Inc.	12,341

	Building Products — 1.7%
189	Armstrong World Industries, Inc.	9,583
474	Fortune Brands Home & Security, Inc. (a)	13,862

		23,445

	Commercial Services & Supplies — 1.4%
204	Stericycle, Inc. (a)	19,052

	Construction & Engineering — 1.2%
291	Fluor Corp.	17,064

	Electrical Equipment — 2.4%
172	Acuity Brands, Inc.	11,670
217	Generac Holdings, Inc.	7,442
173	Rockwell Automation, Inc.	14,530

		33,642

	Industrial Conglomerates — 1.7%
398	Carlisle Cos., Inc.	23,381

	Machinery — 2.4%
369	Pall Corp.	22,218
129	Wabtec Corp.	11,311

		33,529

	Professional Services — 0.8%
369	Nielsen Holdings N.V. (a)	11,278

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 2.8%
161	Canadian Pacific Railway Ltd., (Canada)	16,371
370	J.B. Hunt Transport Services, Inc.	22,099

		38,470

	Trading Companies & Distributors — 2.4%
388	Air Lease Corp. (a)	8,344
327	MSC Industrial Direct Co., Inc., Class A	24,664

		33,008

	Total Industrials	245,210

	Information Technology — 22.2%
	Communications Equipment — 2.3%
457	Aruba Networks, Inc. (a)	9,487
177	F5 Networks, Inc. (a)	17,225
103	Palo Alto Networks, Inc. (a)	5,518

		32,230

	Computers & Peripherals — 0.6%
357	Fusion-io, Inc. (a)	8,181

	Electronic Equipment, Instruments & Components — 1.2%
265	Amphenol Corp., Class A	17,158

	Internet Software & Services — 2.8%
98	LinkedIn Corp., Class A (a)	11,298
259	OpenTable, Inc. (a)	12,659
195	Rackspace Hosting, Inc. (a)	14,468

		38,425

	IT Services — 4.4%
212	Alliance Data Systems Corp. (a)	30,646
352	CoreLogic, Inc. (a)	9,468
379	FleetCor Technologies, Inc. (a)	20,344

		60,458

	Semiconductors & Semiconductor Equipment — 4.5%
650	Avago Technologies Ltd., (Singapore)	20,576
328	KLA-Tencor Corp.	15,670
351	Microchip Technology, Inc.	11,426
428	Xilinx, Inc.	15,347

		63,019

	Software — 6.4%
177	Citrix Systems, Inc. (a)	11,651
116	FactSet Research Systems, Inc.	10,171
441	Fortinet, Inc. (a)	9,294
694	Nuance Communications, Inc. (a)	15,486
238	Red Hat, Inc. (a)	12,606
187	SolarWinds, Inc. (a)	9,813
222	Splunk, Inc. (a)	6,451

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
395	TIBCO Software, Inc. (a)	8,696
83	Workday, Inc., Class A (a)	4,513

		88,681

	Total Information Technology	308,152

	Materials — 6.3%
	Chemicals — 6.3%
312	FMC Corp.	18,276
177	PPG Industries, Inc.	23,984
214	Sherwin-Williams Co. (The)	32,856
183	W.R. Grace & Co. (a)	12,296

	Total Materials	87,412

	Total Common Stocks (Cost $1,086,855)	1,366,569

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.0%
	Investment Company — 1.0%
13,350	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $13,350)	13,350

	Total Investments — 99.6% (Cost $1,100,205)	1,379,919
	Other Assets in Excess of Liabilities — 0.4%	5,781

	NET ASSETS — 100.0%	$1,385,700

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.9%
	Consumer Discretionary — 20.3%
	Distributors — 1.0%
1,591	Genuine Parts Co.	101,138

	Hotels, Restaurants & Leisure — 2.6%
1,305	Darden Restaurants, Inc.	58,820
2,956	Marriott International, Inc., Class A	110,182
1,264	Yum! Brands, Inc.	83,929

		252,931

	Household Durables — 1.5%
574	Jarden Corp. (a)	29,682
1,265	Mohawk Industries, Inc. (a)	114,421

		144,103

	Internet & Catalog Retail — 1.3%
1,214	Expedia, Inc.	74,596
1,154	TripAdvisor, Inc. (a)	48,438

		123,034

	Media — 3.1%
454	AMC Networks, Inc., Class A (a)	22,480
1,635	Cablevision Systems Corp., Class A	24,427
2,219	CBS Corp. (Non-Voting), Class B	84,422
2,612	Clear Channel Outdoor Holdings, Inc., Class A (a)	18,339
3,159	DISH Network Corp., Class A	114,996
1,574	Gannett Co., Inc.	28,355
42	Washington Post Co. (The), Class B (c)	15,408

		308,427

	Multiline Retail — 2.5%
1,691	Family Dollar Stores, Inc.	107,220
3,196	Kohl's Corp.	137,348

		244,568

	Specialty Retail — 6.7%
357	AutoZone, Inc. (a)	126,441
2,051	Bed Bath & Beyond, Inc. (a)	114,688
2,732	Gap, Inc. (The)	84,786
752	PetSmart, Inc.	51,364
1,323	Tiffany & Co.	75,888
2,129	TJX Cos., Inc.	90,375
2,570	Williams-Sonoma, Inc.	112,502

		656,044

	Textiles, Apparel & Luxury Goods — 1.6%
936	PVH Corp.	103,893
373	V.F. Corp.	56,274

		160,167

	Total Consumer Discretionary	1,990,412

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 5.6%
	Beverages — 2.5%
1,841	Beam, Inc.	112,455
762	Brown-Forman Corp., Class B	48,212
1,927	Dr. Pepper Snapple Group, Inc.	85,124

		245,791

	Food Products — 2.0%
1,190	Hershey Co. (The)	85,955
402	JM Smucker Co. (The)	34,672
880	Ralcorp Holdings, Inc. (a)	78,859

		199,486

	Household Products — 1.1%
1,302	Energizer Holdings, Inc.	104,101

	Total Consumer Staples	549,378

	Energy — 6.4%
	Oil, Gas & Consumable Fuels — 6.4%
1,669	Devon Energy Corp.	86,876
3,403	Energen Corp.	153,443
1,784	EQT Corp.	105,230
1,653	Marathon Petroleum Corp.	104,110
1,152	PBF Energy, Inc. (a)	33,451
2,385	QEP Resources, Inc.	72,202
2,102	Williams Cos., Inc. (The)	68,812

	Total Energy	624,124

	Financials — 26.1%
	Capital Markets — 5.7%
2,458	Ameriprise Financial, Inc.	153,915
7,451	Charles Schwab Corp. (The)	107,000
3,996	Invesco Ltd.	104,258
1,735	Northern Trust Corp.	87,019
1,636	T. Rowe Price Group, Inc.	106,559

		558,751

	Commercial Banks — 6.1%
1,300	City National Corp.	64,379
834	Cullen/Frost Bankers, Inc.	45,269
8,240	Fifth Third Bancorp	125,172
1,198	First Republic Bank	39,280
5,837	Huntington Bancshares, Inc.	37,301
1,351	M&T Bank Corp.	133,074
3,402	SunTrust Banks, Inc.	96,444
2,497	Zions Bancorp	53,440

		594,359

	Insurance — 9.7%
325	Alleghany Corp. (a)	109,096

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
1,176	Chubb Corp. (The)	88,582
2,902	Hartford Financial Services Group, Inc.	65,110
4,193	Loews Corp.	170,864
4,345	Marsh & McLennan Cos., Inc.	149,777
5,370	Old Republic International Corp.	57,190
2,227	OneBeacon Insurance Group Ltd., Class A	30,955
3,714	Unum Group	77,334
2,619	W.R. Berkley Corp.	98,824
4,291	XL Group plc, (Ireland)	107,544

		955,276

	Real Estate Investment Trusts (REITs) — 2.9%
2,572	Annaly Capital Management, Inc.	36,116
1,653	HCP, Inc.	74,683
1,822	Regency Centers Corp.	85,850
1,033	Vornado Realty Trust	82,683

		279,332

	Real Estate Management & Development — 0.7%
4,277	Brookfield Office Properties, Inc.	72,760

	Thrifts & Mortgage Finance — 1.0%
2,512	Capitol Federal Financial, Inc.	29,370
5,936	People's United Financial, Inc.	71,766

		101,136

	Total Financials	2,561,614

	Health Care — 3.9%
	Health Care Equipment & Supplies — 0.3%
946	CareFusion Corp. (a)	27,042

	Health Care Providers & Services — 3.6%
2,394	AmerisourceBergen Corp.	103,381
2,162	Cigna Corp.	115,575
813	Henry Schein, Inc. (a)	65,391
1,094	Humana, Inc.	75,091

		359,438

	Total Health Care	386,480

	Industrials — 9.9%
	Aerospace & Defense — 0.6%
958	Alliant Techsystems, Inc.	59,367

	Building Products — 0.7%
2,519	Fortune Brands Home & Security, Inc. (a)	73,615

	Commercial Services & Supplies — 1.1%
3,594	Republic Services, Inc.	105,425

	Electrical Equipment — 2.1%
2,661	AMETEK, Inc.	99,962

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — Continued
1,477	Regal-Beloit Corp.	104,110

		204,072

	Industrial Conglomerates — 1.0%
1,642	Carlisle Cos., Inc.	96,492

	Machinery — 2.5%
1,923	IDEX Corp.	89,478
3,237	Rexnord Corp. (a)	68,953
1,125	Snap-on, Inc.	88,895

		247,326

	Professional Services — 0.8%
1,513	Equifax, Inc.	81,877

	Trading Companies & Distributors — 1.1%
1,424	MSC Industrial Direct Co., Inc., Class A	107,378

	Total Industrials	975,552

	Information Technology — 7.0%
	Electronic Equipment, Instruments & Components — 2.5%
2,037	Amphenol Corp., Class A	131,791
3,033	Arrow Electronics, Inc. (a)	115,495

		247,286

	IT Services — 1.2%
3,063	Jack Henry & Associates, Inc.	120,253

	Semiconductors & Semiconductor Equipment — 2.4%
3,308	Analog Devices, Inc.	139,126
2,766	Xilinx, Inc.	99,313

		238,439

	Software — 0.9%
2,730	Synopsys, Inc. (a)	86,921

	Total Information Technology	692,899

	Materials — 7.5%
	Chemicals — 4.0%
1,233	Airgas, Inc.	112,561
1,698	Albemarle Corp.	105,452
510	Sherwin-Williams Co. (The)	78,431
1,359	Sigma-Aldrich Corp.	99,980

		396,424

	Containers & Packaging — 3.5%
3,454	Ball Corp.	154,578
1,286	Rock-Tenn Co., Class A	89,915
2,339	Silgan Holdings, Inc.	97,273

		341,766

	Total Materials	738,190

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Telecommunication Services — 0.4%
	Wireless Telecommunication Services — 0.4%
1,685	Telephone & Data Systems, Inc.	37,301

	Utilities — 8.8%
	Electric Utilities — 3.0%
5,399	NV Energy, Inc.	97,932
3,423	Westar Energy, Inc.	97,980
3,926	Xcel Energy, Inc.	104,856

		300,768

	Gas Utilities — 0.8%
1,171	ONEOK, Inc.	50,074
1,268	Questar Corp.	25,052

		75,126

	Multi-Utilities — 5.0%
4,707	CenterPoint Energy, Inc.	90,618
4,364	CMS Energy Corp.	106,389
4,049	NiSource, Inc.	100,789
1,484	Sempra Energy	105,284
2,341	Wisconsin Energy Corp.	86,250

		489,330

	Total Utilities	865,224

	Total Common Stocks (Cost $7,320,401)	9,421,174

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 5.1%
	Investment Company — 5.1%
502,110	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $502,110)	502,110

Investment of Cash Collateral for Securities on Loan — 0.0% (g)
	Investment Company — 0.0% (g)
3,656	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $3,656)	3,656

	Total Investments — 101.0% (Cost $7,826,167)	9,926,940
	Liabilities in Excess of Other Assets — (1.0)%	(99,277)

	NET ASSETS — 100.0%	$9,827,663

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 101.3% (j)
Common Stocks — 87.5%
	Consumer Discretionary — 16.1%
	Auto Components — 1.5%
63	Cooper Tire & Rubber Co.	1,599
103	Dana Holding Corp.	1,606
33	Goodyear Tire & Rubber Co. (The) (a)	457
34	Lear Corp.	1,604
36	Tenneco, Inc. (a)	1,280
18	TRW Automotive Holdings Corp. (a)	991

		7,537

	Automobiles — 1.0%
113	Ford Motor Co.	1,463
63	General Motors Co. (a)	1,824
40	Thor Industries, Inc.	1,499

		4,786

	Diversified Consumer Services — 0.8%
38	Apollo Group, Inc., Class A (a)	794
30	Coinstar, Inc. (a)	1,541
13	H&R Block, Inc.	250
24	Weight Watchers International, Inc.	1,260

		3,845

	Hotels, Restaurants & Leisure — 2.2%
24	Bally Technologies, Inc. (a)	1,073
63	Brinker International, Inc.	1,953
22	Cracker Barrel Old Country Store, Inc.	1,382
71	International Game Technology	1,012
36	Marriott International, Inc., Class A	1,359
29	Marriott Vacations Worldwide Corp. (a)	1,224
16	MGM Resorts International (a)	186
61	Texas Roadhouse, Inc.	1,026
25	Wyndham Worldwide Corp.	1,312
1	Wynn Resorts Ltd.	163

		10,690

	Household Durables — 1.8%
24	D.R. Horton, Inc.	485
26	Garmin Ltd., (Switzerland)	1,054
40	Jarden Corp. (a)	2,043
29	MDC Holdings, Inc.	1,056
48	Newell Rubbermaid, Inc.	1,062
105	PulteGroup, Inc. (a)	1,903
17	Tempur-Pedic International, Inc. (a)	546
6	Whirlpool Corp.	570

		8,719

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — 0.8%
26	Expedia, Inc.	1,590
48	HomeAway, Inc. (a)	1,053
67	Liberty Interactive Corp., Series A, (a)	1,310

		3,953

	Leisure Equipment & Products — 0.3%
5	Polaris Industries, Inc.	441
25	Sturm Ruger & Co., Inc.	1,140

		1,581

	Media — 2.3%
26	AMC Networks, Inc., Class A (a)	1,266
47	Comcast Corp., Class A	1,746
26	DISH Network Corp., Class A	953
51	Gannett Co., Inc.	924
36	Lions Gate Entertainment Corp. (a)	583
26	Madison Square Garden Co. (The), Class A (a)	1,160
21	News Corp., Class A	548
26	Omnicom Group, Inc.	1,285
22	Scripps Networks Interactive, Inc., Class A	1,291
52	Valassis Communications, Inc.	1,330

		11,086

	Multiline Retail — 0.1%
14	Macy's, Inc.	547

	Specialty Retail — 4.3%
58	American Eagle Outfitters, Inc.	1,187
34	ANN, Inc. (a)	1,142
33	Ascena Retail Group, Inc. (a)	602
32	AutoNation, Inc. (a)	1,277
37	Buckle, Inc. (The)	1,664
43	Chico's FAS, Inc.	789
47	Foot Locker, Inc.	1,507
45	Francesca's Holdings Corp. (a)	1,174
55	GameStop Corp., Class A	1,378
37	Gap, Inc. (The)	1,163
17	Genesco, Inc. (a)	917
32	GNC Holdings, Inc., Class A	1,078
18	Home Depot, Inc. (The)	1,105
13	O'Reilly Automotive, Inc. (a)	1,165
39	Penske Automotive Group, Inc.	1,174
3	PetSmart, Inc.	206
13	Ross Stores, Inc.	685
43	Select Comfort Corp. (a)	1,119
66	Staples, Inc.	758

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
	Specialty Retail — Continued
30	TJX Cos., Inc.	1,264

		21,354

	Textiles, Apparel & Luxury Goods — 1.0%
27	Carter's, Inc. (a)	1,489
11	Coach, Inc.	632
33	Hanesbrands, Inc. (a)	1,174
96	Jones Group, Inc. (The)	1,064
22	Vera Bradley, Inc. (a)	561

		4,920

	Total Consumer Discretionary	79,018

	Consumer Staples — 5.7%
	Beverages — 0.6%
46	Constellation Brands, Inc., Class A (a)	1,621
35	Molson Coors Brewing Co., Class B	1,500

		3,121

	Food & Staples Retailing — 1.2%
35	CVS Caremark Corp.	1,714
52	Kroger Co. (The)	1,356
1,035	Rite Aid Corp. (a)	1,408
80	Safeway, Inc.	1,440

		5,918

	Food Products — 2.3%
36	Archer-Daniels-Midland Co.	974
98	Dean Foods Co. (a)	1,613
41	Fresh Del Monte Produce, Inc.	1,067
24	Green Mountain Coffee Roasters, Inc. (a)	1,009
18	Ingredion, Inc.	1,183
14	JM Smucker Co. (The)	1,240
22	Sanderson Farms, Inc.	1,066
83	Smithfield Foods, Inc. (a)	1,789
76	Tyson Foods, Inc., Class A	1,474

		11,415

	Household Products — 0.5%
16	Energizer Holdings, Inc.	1,248
22	Spectrum Brands Holdings, Inc.	970

		2,218

	Personal Products — 0.5%
31	Herbalife Ltd., (Cayman Islands)	1,027
33	Nu Skin Enterprises, Inc., Class A	1,240

		2,267

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — 0.6%
34	Altria Group, Inc.	1,083
8	Lorillard, Inc.	918
23	Universal Corp.	1,150

		3,151

	Total Consumer Staples	28,090

	Energy — 6.7%
	Energy Equipment & Services — 3.2%
8	Bristow Group, Inc.	435
65	C&J Energy Services, Inc. (a)	1,402
25	Ensco plc, (United Kingdom), Class A	1,477
102	Helix Energy Solutions Group, Inc. (a)	2,101
108	McDermott International, Inc. (a)	1,192
65	Nabors Industries Ltd., (Bermuda) (a)	946
17	Oil States International, Inc. (a)	1,228
19	Rowan Cos. plc, Class A (a)	610
99	RPC, Inc.	1,216
62	Superior Energy Services, Inc. (a)	1,279
22	Tidewater, Inc.	977
24	Transocean Ltd., (Switzerland)	1,056
31	Unit Corp. (a)	1,401
58	Weatherford International Ltd., (Switzerland) (a)	646

		15,966

	Oil, Gas & Consumable Fuels — 3.5%
12	Cabot Oil & Gas Corp.	576
4	Chevron Corp.	457
25	ConocoPhillips	1,433
44	Delek U.S. Holdings, Inc.	1,118
40	Energy XXI Bermuda Ltd., (Bermuda)	1,273
27	HollyFrontier Corp.	1,269
10	Noble Energy, Inc.	1,009
32	Oasis Petroleum, Inc. (a)	1,012
31	Phillips 66	1,665
19	Plains Exploration & Production Co. (a)	889
25	Rosetta Resources, Inc. (a)	1,129
32	Southwestern Energy Co. (a)	1,074
48	Stone Energy Corp. (a)	977
20	Tesoro Corp.	863
18	Valero Energy Corp.	625
60	Western Refining, Inc.	1,686

		17,055

	Total Energy	33,021

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
	Financials — 12.6%
	Capital Markets — 1.4%
9	Ameriprise Financial, Inc.	589
73	Ares Capital Corp.	1,277
54	Bank of New York Mellon Corp. (The)	1,398
40	Federated Investors, Inc., Class B	799
9	Goldman Sachs Group, Inc. (The)	1,193
117	Prospect Capital Corp.	1,277
12	State Street Corp.	545

		7,078

	Commercial Banks — 2.7%
69	BancorpSouth, Inc.	1,001
14	BB&T Corp.	414
67	East West Bancorp, Inc.	1,431
69	Fifth Third Bancorp	1,051
25	First Republic Bank	831
242	Huntington Bancshares, Inc.	1,543
61	KeyCorp	513
92	Regions Financial Corp.	659
35	SunTrust Banks, Inc.	993
27	Texas Capital Bancshares, Inc. (a)	1,212
57	U.S. Bancorp	1,810
45	Wells Fargo & Co.	1,554

		13,012

	Consumer Finance — 0.8%
31	Discover Financial Services	1,208
42	Ezcorp, Inc., Class A (a)	835
97	SLM Corp.	1,661

		3,704

	Diversified Financial Services — 0.9%
31	CBOE Holdings, Inc.	907
36	Citigroup, Inc.	1,424
15	Moody's Corp.	750
59	PHH Corp. (a)	1,349

		4,430

	Insurance — 5.9%
32	Aflac, Inc.	1,712
18	Allied World Assurance Co. Holdings AG, (Switzerland)	1,381
42	Allstate Corp. (The)	1,693
23	American International Group, Inc. (a)	816
36	Aspen Insurance Holdings Ltd., (Bermuda)	1,153
44	Assurant, Inc.	1,523
88	Assured Guaranty Ltd., (Bermuda)	1,258

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
3	CNA Financial Corp.	89
10	Everest Re Group Ltd., (Bermuda)	1,139
42	Fidelity National Financial, Inc., Class A	982
45	First American Financial Corp.	1,088
70	Genworth Financial, Inc., Class A (a)	523
83	Hartford Financial Services Group, Inc.	1,852
11	HCC Insurance Holdings, Inc.	425
72	Lincoln National Corp.	1,874
34	MetLife, Inc.	1,106
52	Montpelier Re Holdings Ltd., (Bermuda)	1,197
18	PartnerRe Ltd., (Bermuda)	1,460
26	Platinum Underwriters Holdings Ltd., (Bermuda)	1,175
15	Primerica, Inc.	461
65	Protective Life Corp.	1,856
10	Prudential Financial, Inc.	555
7	Reinsurance Group of America, Inc.	391
15	RenaissanceRe Holdings Ltd., (Bermuda)	1,215
9	Torchmark Corp.	481
16	Travelers Cos., Inc. (The)	1,168
14	Unum Group	292

		28,865

	Real Estate Investment Trusts (REITs) — 0.6%
20	Corporate Office Properties Trust	490
29	General Growth Properties, Inc.	585
15	Highwoods Properties, Inc.	505
6	Mid-America Apartment Communities, Inc.	403
9	Post Properties, Inc.	449
3	SL Green Realty Corp.	226
18	Weingarten Realty Investors	481

		3,139

	Thrifts & Mortgage Finance — 0.3%
45	Ocwen Financial Corp. (a)	1,558

	Total Financials	61,786

	Health Care — 8.3%
	Biotechnology — 1.2%
15	Amgen, Inc.	1,271
17	Cubist Pharmaceuticals, Inc. (a)	700
7	Gilead Sciences, Inc. (a)	543
64	Isis Pharmaceuticals, Inc. (a)	671
6	Onyx Pharmaceuticals, Inc. (a)	470
35	United Therapeutics Corp. (a)	1,858
14	Vertex Pharmaceuticals, Inc. (a)	591

		6,104

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
	Health Care Equipment & Supplies — 1.7%
4	Abbott Laboratories	238
51	Alere, Inc. (a)	937
8	Becton, Dickinson & Co.	594
93	Boston Scientific Corp. (a)	534
19	CareFusion Corp. (a)	544
12	Cyberonics, Inc. (a)	642
9	Integra LifeSciences Holdings Corp. (a)	341
23	Medtronic, Inc.	953
48	ResMed, Inc.	1,999
28	St. Jude Medical, Inc.	1,012
11	Thoratec Corp. (a)	426

		8,220

	Health Care Providers & Services — 3.2%
34	Aetna, Inc.	1,554
29	Air Methods Corp.	1,075
20	AmerisourceBergen Corp.	848
23	Centene Corp. (a)	960
33	Cigna Corp.	1,759
34	Community Health Systems, Inc.	1,037
48	HCA Holdings, Inc.	1,447
43	HealthSouth Corp. (a)	900
7	Humana, Inc.	447
35	Molina Healthcare, Inc. (a)	948
59	Omnicare, Inc.	2,112
22	UnitedHealth Group, Inc.	1,214
19	WellPoint, Inc.	1,170

		15,471

	Life Sciences Tools & Services — 0.4%
28	Charles River Laboratories International, Inc. (a)	1,055
34	PAREXEL International Corp. (a)	994

		2,049

	Pharmaceuticals — 1.8%
44	Endo Health Solutions, Inc. (a)	1,151
56	Impax Laboratories, Inc. (a)	1,141
43	Mylan, Inc. (a)	1,194
48	Questcor Pharmaceuticals, Inc.	1,279
25	Salix Pharmaceuticals Ltd. (a)	1,002
108	Warner Chilcott plc, (Ireland), Class A	1,298
21	Watson Pharmaceuticals, Inc. (a)	1,806

		8,871

	Total Health Care	40,715

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 12.0%
	Aerospace & Defense — 3.4%
26	Alliant Techsystems, Inc.	1,618
19	Boeing Co. (The)	1,445
18	Esterline Technologies Corp. (a)	1,151
17	General Dynamics Corp.	1,171
27	Huntington Ingalls Industries, Inc.	1,157
23	L-3 Communications Holdings, Inc.	1,759
22	Lockheed Martin Corp.	2,048
17	Northrop Grumman Corp.	1,128
22	Raytheon Co.	1,274
81	Textron, Inc.	2,016
13	TransDigm Group, Inc.	1,716

		16,483

	Air Freight & Logistics — 0.3%
25	Atlas Air Worldwide Holdings, Inc. (a)	1,102
3	United Parcel Service, Inc., Class B	223

		1,325

	Airlines — 0.7%
7	Alaska Air Group, Inc. (a)	284
122	Delta Air Lines, Inc. (a)	1,451
2	Spirit Airlines, Inc. (a)	38
130	U.S. Airways Group, Inc. (a)	1,752

		3,525

	Commercial Services & Supplies — 0.9%
44	Avery Dennison Corp.	1,527
24	Copart, Inc. (a)	711
99	Pitney Bowes, Inc.	1,058
125	R.R. Donnelley & Sons Co.	1,122

		4,418

	Construction & Engineering — 1.8%
71	AECOM Technology Corp. (a)	1,689
44	Chicago Bridge & Iron Co. N.V., (Netherlands)	2,017
36	EMCOR Group, Inc.	1,254
20	Fluor Corp.	1,183
42	MasTec, Inc. (a)	1,051
44	URS Corp.	1,717

		8,911

	Electrical Equipment — 0.7%
17	Belden, Inc.	751
13	Brady Corp., Class A	442
36	EnerSys, Inc. (a)	1,365
33	General Cable Corp. (a)	1,015

		3,573

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
	Industrial Conglomerates — 0.2%
53	General Electric Co.	1,113

	Machinery — 1.8%
37	Actuant Corp., Class A	1,037
27	AGCO Corp. (a)	1,326
9	Middleby Corp. (a)	1,119
69	Terex Corp. (a)	1,942
67	Titan International, Inc.	1,463
9	Toro Co. (The)	372
43	Trinity Industries, Inc.	1,525

		8,784

	Professional Services — 0.2%
25	Corporate Executive Board Co. (The)	1,166

	Road & Rail — 1.5%
68	Avis Budget Group, Inc. (a)	1,356
46	Con-way, Inc.	1,271
15	CSX Corp.	300
42	Hertz Global Holdings, Inc. (a)	682
8	J.B. Hunt Transport Services, Inc.	506
20	Landstar System, Inc.	1,035
17	Old Dominion Freight Line, Inc. (a)	585
12	Union Pacific Corp.	1,519

		7,254

	Trading Companies & Distributors — 0.5%
37	TAL International Group, Inc.	1,341
22	United Rentals, Inc. (a)	1,010

		2,351

	Total Industrials	58,903

	Information Technology — 15.1%
	Communications Equipment — 1.4%
88	Arris Group, Inc. (a)	1,314
76	Ciena Corp. (a)	1,197
87	Cisco Systems, Inc.	1,712
34	Harris Corp.	1,648
30	Plantronics, Inc.	1,105

		6,976

	Computers & Peripherals — 1.4%
3	Apple, Inc.	1,525
21	Diebold, Inc.	639
48	Fusion-io, Inc. (a)	1,108
34	Lexmark International, Inc., Class A	781
45	Seagate Technology plc, (Ireland)	1,370
35	Western Digital Corp.	1,488

		6,911

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 1.4%
43	Corning, Inc.	543
259	Flextronics International Ltd.,
	(Singapore) (a)	1,612
68	Ingram Micro, Inc., Class A (a)	1,149
77	Jabil Circuit, Inc.	1,488
16	OSI Systems, Inc. (a)	1,030
32	SYNNEX Corp. (a)	1,113

		6,935

	Internet Software & Services — 1.4%
16	Akamai Technologies, Inc. (a)	664
7	Equinix, Inc. (a)	1,392
2	Google, Inc., Class A (a)	1,170
37	IAC/InterActiveCorp.	1,733
4	LinkedIn Corp., Class A (a)	451
33	Sohu.com, Inc., (China) (a)	1,555
8	ValueClick, Inc. (a)	162

		7,127

	IT Services — 4.0%
24	Accenture plc, (Ireland), Class A	1,595
12	Alliance Data Systems Corp. (a)	1,670
10	Amdocs Ltd.	356
48	Broadridge Financial Solutions, Inc.	1,103
29	CACI International, Inc., Class A (a)	1,601
28	Computer Sciences Corp.	1,128
73	Convergys Corp.	1,197
34	Fidelity National Information Services, Inc.	1,188
31	Gartner, Inc. (a)	1,411
27	Global Payments, Inc.	1,205
21	Heartland Payment Systems, Inc.	616
5	International Business Machines Corp.	864
58	Lender Processing Services, Inc.	1,416
37	NeuStar, Inc., Class A (a)	1,570
131	SAIC, Inc.	1,487
74	Western Union Co. (The)	1,008

		19,415

	Office Electronics — 0.2%
119	Xerox Corp.	813

	Semiconductors & Semiconductor Equipment — 2.6%
68	Applied Materials, Inc.	783
13	Cree, Inc. (a)	454
126	Cypress Semiconductor Corp. (a)	1,368
120	Entegris, Inc. (a)	1,103

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
57	Intel Corp.	1,172
28	KLA-Tencor Corp.	1,349
144	LSI Corp. (a)	1,021
139	Marvell Technology Group Ltd., (Bermuda)	1,006
240	Micron Technology, Inc. (a)	1,525
103	NVIDIA Corp.	1,271
94	Teradyne, Inc. (a)	1,581

		12,633

	Software — 2.7%
62	Activision Blizzard, Inc.	659
20	BMC Software, Inc. (a)	778
71	CA, Inc.	1,567
134	Cadence Design Systems, Inc. (a)	1,809
60	Electronic Arts, Inc. (a)	875
26	Fair Isaac Corp.	1,082
55	Microsoft Corp.	1,478
30	Oracle Corp.	993
51	Rovi Corp. (a)	787
101	Symantec Corp. (a)	1,901
13	Synopsys, Inc. (a)	405
19	Tyler Technologies, Inc. (a)	937

		13,271

	Total Information Technology	74,081

	Materials — 5.8%
	Chemicals — 2.1%
26	Cabot Corp.	1,052
10	CF Industries Holdings, Inc.	1,933
14	Cytec Industries, Inc.	976
37	H.B. Fuller Co.	1,279
105	Huntsman Corp.	1,669
5	NewMarket Corp.	1,330
6	Sherwin-Williams Co. (The)	898
16	Valspar Corp.	970

		10,107

	Construction Materials — 0.5%
42	Eagle Materials, Inc.	2,474

	Containers & Packaging — 0.8%
26	Ball Corp.	1,155
10	Bemis Co., Inc.	342
27	Greif, Inc., Class A	1,221
54	Owens-Illinois, Inc. (a)	1,143

		3,861

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 2.1%
31	Freeport-McMoRan Copper & Gold, Inc.	1,046
19	Kaiser Aluminum Corp.	1,161
30	Newmont Mining Corp.	1,385
20	Reliance Steel & Aluminum Co.	1,248
33	Southern Copper Corp.	1,268
87	Steel Dynamics, Inc.	1,193
27	SunCoke Energy, Inc. (a)	423
53	United States Steel Corp.	1,270
52	Worthington Industries, Inc.	1,353

		10,347

	Paper & Forest Products — 0.3%
2	Domtar Corp., (Canada)	204
32	Schweitzer-Mauduit International, Inc.	1,231

		1,435

	Total Materials	28,224

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.2%
236	Frontier Communications Corp.	1,012
3	Verizon Communications, Inc.	138

		1,150

	Wireless Telecommunication Services — 0.4%
67	MetroPCS Communications, Inc. (a)	664
14	SBA Communications Corp., Class A (a)	1,020

		1,684

	Total Telecommunication Services	2,834

	Utilities — 4.6%
	Electric Utilities — 1.6%
24	Entergy Corp.	1,557
39	Hawaiian Electric Industries, Inc.	971
10	IDACORP, Inc.	426
78	NV Energy, Inc.	1,409
78	Portland General Electric Co.	2,136
34	PPL Corp.	963
20	Xcel Energy, Inc.	546

		8,008

	Gas Utilities — 0.8%
29	AGL Resources, Inc.	1,157
7	ONEOK, Inc.	307
55	Questar Corp.	1,090
39	UGI Corp.	1,263

		3,817

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
	Independent Power Producers & Energy Traders — 0.3%
133	AES Corp. (The)	1,421

	Multi-Utilities — 1.4%
18	Ameren Corp.	553
27	Black Hills Corp.	994
95	CMS Energy Corp.	2,319
10	DTE Energy Co.	578
33	PG&E Corp.	1,317
33	Vectren Corp.	978

		6,739

	Water Utilities — 0.5%
38	American Water Works Co., Inc.	1,429
39	Aqua America, Inc.	994

		2,423

	Total Utilities	22,408

	Total Common Stocks (Cost $381,656)	429,080

Short-Term Investment — 13.8%
	Investment Company — 13.8%
67,497	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $67,497)	67,497

	Total Investments — 101.3% (Cost $449,153)	496,577
	Liabilities in Excess of Other Assets — (1.3)%	(6,399)

	NET ASSETS — 100.0%	$490,178

Short Positions — 88.5%
Common Stocks — 88.5%
	Consumer Discretionary — 14.4%
	Auto Components — 1.3%
19	BorgWarner, Inc. (a)	1,345
90	Gentex Corp.	1,691
60	Johnson Controls, Inc.	1,854
25	Visteon Corp. (a)	1,335

		6,225

	Automobiles — 0.3%
27	Harley-Davidson, Inc.	1,303

	Distributors — 0.1%
25	LKQ Corp. (a)	525

	Diversified Consumer Services — 0.8%
38	DeVry, Inc.	912

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Consumer Services — Continued
78	Regis Corp.	1,312
48	Sotheby's	1,604

		3,828

	Hotels, Restaurants & Leisure — 2.8%
36	BJ's Restaurants, Inc. (a)	1,199
44	Carnival Corp.	1,601
5	Chipotle Mexican Grill, Inc. (a)	1,478
21	Hyatt Hotels Corp., Class A (a)	810
31	Jack in the Box, Inc. (a)	883
20	Las Vegas Sands Corp.	923
13	McDonald's Corp.	1,107
37	Royal Caribbean Cruises Ltd.	1,252
25	Starbucks Corp.	1,350
25	Vail Resorts, Inc.	1,376
134	Wendy's Co. (The)	629
64	WMS Industries, Inc. (a)	1,125

		13,733

	Household Durables — 1.2%
87	KB Home	1,376
39	Meritage Homes Corp. (a)	1,440
15	Mohawk Industries, Inc. (a)	1,326
2	NVR, Inc. (a)	1,638

		5,780

	Internet & Catalog Retail — 0.3%
33	TripAdvisor, Inc. (a)	1,376

	Leisure Equipment & Products — 0.2%
35	Mattel, Inc.	1,285

	Media — 2.4%
14	Discovery Communications, Inc., Class A (a)	903
61	DreamWorks Animation SKG, Inc., Class A (a)	1,006
80	Interpublic Group of Cos., Inc. (The)	878
13	John Wiley & Sons, Inc., Class A	509
30	Lamar Advertising Co., Class A (a)	1,143
18	Liberty Global, Inc., Class A (a)	1,127
17	Liberty Media Corp. - Liberty Capital, Class A (a)	1,926
83	Live Nation Entertainment, Inc. (a)	771
95	New York Times Co. (The), Class A (a)	812
165	Pandora Media, Inc. (a)	1,514

509	Sirius XM Radio, Inc.	1,471

		12,060

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
Common Stocks — Continued
	Multiline Retail — 0.3%
1	Family Dollar Stores, Inc.	66
71	J.C. Penney Co., Inc.	1,409

		1,475

	Specialty Retail — 3.1%
14	Advance Auto Parts, Inc.	982
39	CarMax, Inc. (a)	1,463
19	DSW, Inc., Class A	1,262
11	Group 1 Automotive, Inc.	672
28	Jos. A. Bank Clothiers, Inc. (a)	1,179
42	Men's Wearhouse, Inc. (The)	1,307
41	Monro Muffler Brake, Inc.	1,418
27	Sally Beauty Holdings, Inc. (a)	635
36	Signet Jewelers Ltd., (Bermuda)	1,931
27	Tiffany & Co.	1,566
17	Tractor Supply Co.	1,474
13	Ulta Salon Cosmetics & Fragrance, Inc.	1,296

		15,185

	Textiles, Apparel & Luxury Goods — 1.6%
23	Columbia Sportswear Co.	1,248
106	Fifth & Pacific Cos., Inc. (a)	1,320
27	NIKE, Inc., Class B	1,400
8	Ralph Lauren Corp.	1,269
23	Under Armour, Inc., Class A (a)	1,100
41	Wolverine World Wide, Inc.	1,674

		8,011

	Total Consumer Discretionary	70,786

	Consumer Staples — 4.9%
	Beverages — 0.8%
24	Brown-Forman Corp., Class B	1,541
28	Coca-Cola Co. (The)	1,005
25	Monster Beverage Corp. (a)	1,313

		3,859

	Food & Staples Retailing — 0.9%
15	Pricesmart, Inc.	1,187
33	United Natural Foods, Inc. (a)	1,752
13	Whole Foods Market, Inc.	1,158

		4,097

	Food Products — 2.3%
15	B&G Foods, Inc.	433
88	Darling International, Inc. (a)	1,411
89	Dole Food Co., Inc. (a)	1,021
78	Flowers Foods, Inc.	1,813

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
16	Hershey Co. (The)	1,162
31	Hormel Foods Corp.	976
5	Kraft Foods Group, Inc.	217
26	McCormick & Co., Inc. (Non-Voting)	1,629
21	Mead Johnson Nutrition Co.	1,372
8	Mondelez International, Inc., Class A	209
23	TreeHouse Foods, Inc. (a)	1,198

		11,441

	Household Products — 0.4%
15	Clorox Co. (The)	1,094
11	Procter & Gamble Co. (The)	743

		1,837

	Personal Products — 0.5%
26	Elizabeth Arden, Inc. (a)	1,166
24	Estee Lauder Cos., Inc. (The), Class A	1,453

		2,619

	Total Consumer Staples	23,853

	Energy — 8.6%
	Energy Equipment & Services — 2.4%
36	Baker Hughes, Inc.	1,450
3	Core Laboratories N.V., (Netherlands)	274
24	Dresser-Rand Group, Inc. (a)	1,370
23	Dril-Quip, Inc. (a)	1,702
25	Exterran Holdings, Inc. (a)	537
31	FMC Technologies, Inc. (a)	1,309
42	Forum Energy Technologies, Inc. (a)	1,034
194	Key Energy Services, Inc. (a)	1,345
26	Lufkin Industries, Inc.	1,503
44	Noble Corp., (Switzerland)	1,532

		12,056

	Oil, Gas & Consumable Fuels — 6.2%
126	Alpha Natural Resources, Inc. (a)	1,229
19	Anadarko Petroleum Corp.	1,396
49	Approach Resources, Inc. (a)	1,226
10	Berry Petroleum Co., Class A	351
86	Cheniere Energy, Inc. (a)	1,620
28	Cimarex Energy Co.	1,635
42	Cobalt International Energy, Inc. (a)	1,032
45	CONSOL Energy, Inc.	1,448
9	Continental Resources, Inc. (a)	648
24	EQT Corp.	1,435
29	Golar LNG Ltd., (Bermuda)	1,073

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
56	Gulfport Energy Corp. (a)	2,152
43	Kinder Morgan, Inc.	1,503
51	Kodiak Oil & Gas Corp. (a)	455
39	Marathon Oil Corp.	1,185
8	Murphy Oil Corp.	467
21	QEP Resources, Inc.	651
18	Range Resources Corp.	1,122
35	SemGroup Corp., Class A (a)	1,367
27	SM Energy Co.	1,434
53	Spectra Energy Corp.	1,460
27	Targa Resources Corp.	1,408
56	Teekay Corp., (Bermuda)	1,784
21	World Fuel Services Corp.	882
83	WPX Energy, Inc. (a)	1,235

		30,198

	Total Energy	42,254

	Financials — 11.9%
	Capital Markets — 3.3%
168	E*TRADE Financial Corp. (a)	1,499
34	Greenhill & Co., Inc.	1,751
65	Invesco Ltd.	1,700
140	Janus Capital Group, Inc.	1,193
57	Lazard Ltd., (Bermuda), Class A	1,696
62	Legg Mason, Inc.	1,584
46	LPL Financial Holdings, Inc.	1,307
74	Morgan Stanley	1,411
27	Northern Trust Corp.	1,366
62	SEI Investments Co.	1,439
61	TD Ameritrade Holding Corp.	1,029

		15,975

	Commercial Banks — 3.8%
43	Commerce Bancshares, Inc.	1,518
185	First Horizon National Corp.	1,837
163	First Niagara Financial Group, Inc.	1,291
4	FNB Corp.	43
43	Hancock Holding Co.	1,357
28	Iberiabank Corp.	1,391
60	Popular, Inc. (a)	1,251
24	Signature Bank (a)	1,745
25	SVB Financial Group (a)	1,396
674	Synovus Financial Corp.	1,650
147	TCF Financial Corp.	1,788
14	UMB Financial Corp.	605
28	United Bankshares, Inc.	682

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
106	Valley National Bancorp	990
56	Zions Bancorp	1,205

		18,749

	Diversified Financial Services — 1.3%
26	CME Group, Inc.	1,332
10	IntercontinentalExchange, Inc. (a)	1,241
39	MarketAxess Holdings, Inc.	1,390
26	NASDAQ OMX Group, Inc. (The)	640
56	NYSE Euronext	1,754

		6,357

	Insurance — 1.9%
29	Cincinnati Financial Corp.	1,130
33	Endurance Specialty Holdings Ltd., (Bermuda)	1,292
3	Markel Corp. (a)	1,506
14	Marsh & McLennan Cos., Inc.	477
31	Mercury General Corp.	1,237
162	Old Republic International Corp.	1,724
64	Progressive Corp. (The)	1,344
13	XL Group plc, (Ireland)	328

		9,038

	Real Estate Investment Trusts (REITs) — 0.9%
11	BRE Properties, Inc.	551
12	Colonial Properties Trust	250
44	First Industrial Realty Trust, Inc. (a)	614
14	Kilroy Realty Corp.	659
17	Kimco Realty Corp.	327
30	Ryman Hospitality Properties	1,173
43	Weyerhaeuser Co.	1,205

		4,779

	Thrifts & Mortgage Finance — 0.7%
100	Astoria Financial Corp.	934
120	Capitol Federal Financial, Inc.	1,407
106	People's United Financial, Inc.	1,284

		3,625

	Total Financials	58,523

	Health Care — 9.3%
	Biotechnology — 0.9%
43	Alkermes plc, (Ireland) (a)	793
58	Ariad Pharmaceuticals, Inc. (a)	1,105
12	BioMarin Pharmaceutical, Inc. (a)	577
16	Cepheid, Inc. (a)	541

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
Common Stocks — Continued
	Biotechnology — Continued
19	Medivation, Inc. (a)	997
19	Myriad Genetics, Inc. (a)	525

		4,538

	Health Care Equipment & Supplies — 2.6%
32	Align Technology, Inc. (a)	897
6	Cooper Cos., Inc. (The)	511
24	DENTSPLY International, Inc.	951
1	Edwards Lifesciences Corp. (a)	129
45	Haemonetics Corp. (a)	1,855
20	HeartWare International, Inc. (a)	1,651
39	Hill-Rom Holdings, Inc.	1,115
44	Hologic, Inc. (a)	875
14	IDEXX Laboratories, Inc. (a)	1,267
2	Intuitive Surgical, Inc. (a)	919
19	Sirona Dental Systems, Inc. (a)	1,213
54	Volcano Corp. (a)	1,285

		12,668

	Health Care Providers & Services — 2.5%
99	Accretive Health, Inc. (a)	1,140
75	Brookdale Senior Living, Inc. (a)	1,897
28	Cardinal Health, Inc.	1,164
12	Chemed Corp.	850
7	Henry Schein, Inc. (a)	594
52	HMS Holdings Corp. (a)	1,351
29	LifePoint Hospitals, Inc. (a)	1,101
47	Owens & Minor, Inc.	1,342
6	Quest Diagnostics, Inc.	324
60	VCA Antech, Inc. (a)	1,260
23	WellCare Health Plans, Inc. (a)	1,104

		12,127

	Health Care Technology — 0.5%
59	Allscripts Healthcare Solutions, Inc. (a)	558
10	athenahealth, Inc. (a)	742
63	Quality Systems, Inc.	1,092

		2,392

	Life Sciences Tools & Services — 1.2%
33	Agilent Technologies, Inc.	1,343
11	Bio-Rad Laboratories, Inc., Class A (a)	1,140
21	Covance, Inc. (a)	1,232
61	QIAGEN N.V., (Netherlands) (a)	1,101
16	Techne Corp.	1,090

		5,906

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 1.6%
54	Akorn, Inc. (a)	718
12	Allergan, Inc.	1,059
40	Auxilium Pharmaceuticals, Inc. (a)	748
46	Bristol-Myers Squibb Co.	1,496
43	Forest Laboratories, Inc. (a)	1,502
13	Perrigo Co.	1,360
19	Pfizer, Inc.	483
18	ViroPharma, Inc. (a)	402

		7,768

	Total Health Care	45,399

	Industrials — 13.7%
	Aerospace & Defense — 1.5%
36	Curtiss-Wright Corp.	1,184
63	Hexcel Corp. (a)	1,688
10	Precision Castparts Corp.	1,934
19	Teledyne Technologies, Inc. (a)	1,261
14	United Technologies Corp.	1,151

		7,218

	Airlines — 0.2%
54	United Continental Holdings, Inc. (a)	1,262

	Building Products — 1.7%
25	Armstrong World Industries, Inc.	1,277
44	Fortune Brands Home & Security, Inc. (a)	1,290
75	Masco Corp.	1,250
48	Owens Corning (a)	1,775
44	Simpson Manufacturing Co., Inc.	1,456
44	USG Corp. (a)	1,226

		8,274

	Commercial Services & Supplies — 2.0%
20	ADT Corp. (The)	909
27	Clean Harbors, Inc. (a)	1,490
23	Iron Mountain, Inc.	719
46	Republic Services, Inc.	1,357
48	Rollins, Inc.	1,061
12	Stericycle, Inc. (a)	1,159
50	Waste Connections, Inc.	1,689
47	Waste Management, Inc.	1,570

		9,954

	Construction & Engineering — 0.3%
26	Foster Wheeler AG, (Switzerland) (a)	627
18	Jacobs Engineering Group, Inc. (a)	779

		1,406

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
Common Stocks — Continued
	Electrical Equipment — 0.8%
28	AMETEK, Inc.	1,058
9	Eaton Corp. plc, (Ireland)	508
119	GrafTech International Ltd. (a)	1,115
10	Roper Industries, Inc.	1,135

		3,816

	Machinery — 4.0%
18	Chart Industries, Inc. (a)	1,203
31	CLARCOR, Inc.	1,464
27	Colfax Corp. (a)	1,089
11	Cummins, Inc.	1,182
30	Donaldson Co., Inc.	985
15	Gardner Denver, Inc.	1,043
23	Graco, Inc.	1,173
67	Harsco Corp.	1,572
36	Kennametal, Inc.	1,440
41	Navistar International Corp. (a)	884
19	Nordson Corp.	1,179
33	PACCAR, Inc.	1,507
24	Pentair Ltd., (Switzerland)	1,179
23	SPX Corp.	1,612
10	WABCO Holdings, Inc. (a)	642
46	Woodward, Inc.	1,750

		19,904

	Marine — 0.3%
22	Kirby Corp. (a)	1,389

	Professional Services — 1.3%
21	Acacia Research Corp. (a)	541
26	Advisory Board Co. (The) (a)	1,222
20	FTI Consulting, Inc. (a)	661
14	IHS, Inc., Class A (a)	1,383
34	Manpower, Inc.	1,440
17	Towers Watson & Co., Class A	952

		6,199

	Road & Rail — 0.8%
26	Genesee & Wyoming, Inc., Class A (a)	2,013
1	Kansas City Southern	52
35	Ryder System, Inc.	1,743

		3,808

	Trading Companies & Distributors — 0.8%
20	Aircastle Ltd.	250
29	Applied Industrial Technologies, Inc.	1,199
36	Fastenal Co.	1,700

SHARES		SECURITY DESCRIPTION	VALUE($)

		Trading Companies & Distributors — Continued
5		W.W. Grainger, Inc.	938

			4,087

		Total Industrials	67,317

		Information Technology — 13.9%
		Communications Equipment — 1.7%
92		Acme Packet, Inc. (a)	2,028
96		Finisar Corp. (a)	1,562
144		JDS Uniphase Corp. (a)	1,947
33		Juniper Networks, Inc. (a)	657
159		Tellabs, Inc.	363
39		ViaSat, Inc. (a)	1,507

			8,064

		Computers & Peripherals — 0.4%
39		SanDisk Corp. (a)	1,708
13		Synaptics, Inc. (a)	398

			2,106

		Electronic Equipment, Instruments & Components — 2.1%
31		Arrow Electronics, Inc. (a)	1,167
43		Cognex Corp.	1,594
73		FLIR Systems, Inc.	1,618
19		IPG Photonics Corp.	1,292
42		National Instruments Corp.	1,093
18		TE Connectivity Ltd., (Switzerland)	658
52		Universal Display Corp. (a)	1,343
130		Vishay Intertechnology, Inc. (a)	1,387

			10,152

		Internet Software & Services — 1.5%
110		Bankrate, Inc. (a)	1,364
46		Cornerstone OnDemand, Inc. (a)	1,345
20		CoStar Group, Inc. (a)	1,810
42		Dealertrack Technologies, Inc. (a)	1,198
12		eBay, Inc. (a)	607
47		Facebook, Inc., Class A (a)	1,243

			7,567

		IT Services — 1.8%
23		Automatic Data Processing, Inc.	1,285
25		FleetCor Technologies, Inc. (a)	1,322
—	(h)	MasterCard, Inc., Class A	40
37		Paychex, Inc.	1,164
67		Sapient Corp. (a)	710
22		Teradata Corp. (a)	1,353
48		VeriFone Systems, Inc. (a)	1,428

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	IT Services — Continued
9	Visa, Inc., Class A	1,326

		8,628

	Office Electronics — 0.1%
11	Zebra Technologies Corp., Class A (a)	438

	Semiconductors & Semiconductor Equipment — 3.4%
42	Altera Corp.	1,446
75	Atmel Corp. (a)	488
52	Cavium, Inc. (a)	1,629
40	Cirrus Logic, Inc. (a)	1,164
86	Fairchild Semiconductor International, Inc. (a)	1,245
24	Hittite Microwave Corp. (a)	1,460
75	International Rectifier Corp. (a)	1,323
122	Intersil Corp., Class A	1,011
49	Microchip Technology, Inc.	1,582
36	Power Integrations, Inc.	1,213
294	RF Micro Devices, Inc. (a)	1,317
42	Semtech Corp. (a)	1,229
56	Skyworks Solutions, Inc. (a)	1,146
18	Veeco Instruments, Inc. (a)	536

		16,789

	Software — 2.9%
30	ACI Worldwide, Inc. (a)	1,299
40	BroadSoft, Inc. (a)	1,470
4	Citrix Systems, Inc. (a)	249
126	Compuware Corp. (a)	1,367
8	FactSet Research Systems, Inc.	734
66	Fortinet, Inc. (a)	1,381
36	MICROS Systems, Inc. (a)	1,533
27	NetSuite, Inc. (a)	1,788
70	QLIK Technologies, Inc. (a)	1,525
20	Red Hat, Inc. (a)	1,059
10	Solera Holdings, Inc.	536
22	Synchronoss Technologies, Inc. (a)	462
66	TiVo, Inc. (a)	818

		14,221

	Total Information Technology	67,965

	Materials — 6.1%
	Chemicals — 3.6%
16	Air Products & Chemicals, Inc.	1,370
8	Airgas, Inc.	696
31	Celanese Corp., Series A,	1,372
66	Chemtura Corp. (a)	1,408
38	Dow Chemical Co. (The)	1,228

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
25	E.I. du Pont de Nemours & Co.	1,107
24	FMC Corp.	1,405
17	Innophos Holdings, Inc.	779
2	Intrepid Potash, Inc.	45
14	Monsanto Co.	1,361
12	Praxair, Inc.	1,329
33	Rockwood Holdings, Inc.	1,642
34	Scotts Miracle-Gro Co. (The), Class A	1,482
32	Sensient Technologies Corp.	1,123
18	Sigma-Aldrich Corp.	1,310

		17,657

	Construction Materials — 0.3%
31	Texas Industries, Inc. (a)	1,606

	Containers & Packaging — 0.6%
27	Aptargroup, Inc.	1,305
79	Sealed Air Corp.	1,382

		2,687

	Metals & Mining — 1.3%
57	Allied Nevada Gold Corp. (a)	1,707
14	Compass Minerals International, Inc.	1,040
62	Globe Specialty Metals, Inc.	857
262	Hecla Mining Co.	1,526
1	Royal Gold, Inc.	41
39	Walter Energy, Inc.	1,392

		6,563

	Paper & Forest Products — 0.3%
42	MeadWestvaco Corp.	1,350

	Total Materials	29,863

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 0.8%
29	AT&T, Inc.	964
28	CenturyLink, Inc.	1,091
247	Cincinnati Bell, Inc. (a)	1,352
33	Level 3 Communications, Inc. (a)	759

		4,166

	Wireless Telecommunication Services — 0.4%
19	Crown Castle International Corp. (a)	1,346
29	Telephone & Data Systems, Inc.	650

		1,996

	Total Telecommunication Services	6,162

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Utilities — 4.5%
	Electric Utilities — 2.0%
37	Cleco Corp.	1,478
20	Duke Energy Corp.	1,288
34	Edison International	1,538
16	Exelon Corp.	480
10	NextEra Energy, Inc.	662
42	Northeast Utilities	1,637
39	Southern Co. (The)	1,676
16	UIL Holdings Corp.	561
15	UNS Energy Corp.	631

		9,951

	Gas Utilities — 0.4%
30	Northwest Natural Gas Co.	1,308
24	Piedmont Natural Gas Co., Inc.	755

		2,063

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power Producers & Energy Traders — 0.8%
112	Atlantic Power Corp.	1,282
92	Calpine Corp. (a)	1,665
29	NRG Energy, Inc.	677

		3,624

	Multi-Utilities — 1.3%
23	Consolidated Edison, Inc.	1,283
31	Dominion Resources, Inc.	1,630
14	MDU Resources Group, Inc.	305
63	NiSource, Inc.	1,564
34	SCANA Corp.	1,538

		6,320

	Total Utilities	21,958

	Total Short Positions (Proceeds $429,255)	$434,080

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.8%
	Consumer Discretionary — 13.0%
	Distributors — 1.0%
323	Genuine Parts Co.	20,562

	Hotels, Restaurants & Leisure — 1.4%
451	Marriott International, Inc., Class A	16,816
148	McDonald's Corp.	13,064

		29,880

	Household Durables — 0.4%
490	Brookfield Residential Properties, Inc., (Canada) (a)	8,782

	Internet & Catalog Retail — 0.6%
209	Expedia, Inc.	12,855

	Media — 3.6%
1,079	Belo Corp., Class A	8,278
438	CBS Corp. (Non-Voting), Class B	16,670
726	Clear Channel Outdoor Holdings, Inc., Class A (a)	5,098
383	DISH Network Corp., Class A	13,948
811	Entercom Communications Corp., Class A (a)	5,658
223	Gannett Co., Inc.	4,012
214	Time Warner Cable, Inc.	20,818

		74,482

	Multiline Retail — 1.4%
698	Kohl's Corp.	30,000

	Specialty Retail — 3.8%
79	AutoZone, Inc. (a)	27,901
253	Bed Bath & Beyond, Inc. (a)	14,145
310	Home Depot, Inc. (The)	19,192
424	Williams-Sonoma, Inc.	18,576

		79,814

	Textiles, Apparel & Luxury Goods — 0.8%
448	Hanesbrands, Inc. (a)	16,055

	Total Consumer Discretionary	272,430

	Consumer Staples — 4.4%
	Beverages — 1.7%
175	Diageo plc, (United Kingdom), ADR	20,413
340	Dr. Pepper Snapple Group, Inc.	15,008

		35,421

	Food & Staples Retailing — 1.0%
602	Walgreen Co.	22,295

	Household Products — 1.7%
527	Procter & Gamble Co. (The)	35,758

	Total Consumer Staples	93,474

SHARES		SECURITY DESCRIPTION	VALUE($)

		Energy — 11.3%
		Oil, Gas & Consumable Fuels — 11.3%
751		Devon Energy Corp.	39,098
416		Energen Corp.	18,755
897		Exxon Mobil Corp.	77,653
798		Kinder Morgan, Inc.	28,197
471		NuStar GP Holdings LLC	13,029
217		PBF Energy, Inc. (a)	6,312
214		Phillips 66	11,379
360		QEP Resources, Inc.	10,888
497		Southwestern Energy Co. (a)	16,605
508		Teekay Corp., (Bermuda)	16,305

		Total Energy	238,221

		Financials — 34.7%
		Capital Markets — 4.6%
411		Ameriprise Financial, Inc.	25,766
1,743		Charles Schwab Corp. (The)	25,032
825		Invesco Ltd.	21,529
465		Legg Mason, Inc.	11,968
263		Northern Trust Corp.	13,212

			97,507

		Commercial Banks — 8.4%
142		City National Corp.	7,017
290		First Republic Bank	9,522
284		M&T Bank Corp.	27,975
323		National Bank Holdings Corp., Class A	6,138
158		PNC Financial Services Group, Inc.	9,219
531		SunTrust Banks, Inc.	15,040
869		U.S. Bancorp	27,762
2,031		Wells Fargo & Co.	69,413
117		Westamerica Bancorp	4,990

			177,076

		Consumer Finance — 1.4%
492		Capital One Financial Corp.	28,496

		Diversified Financial Services — 3.5%
3,444		Bank of America Corp.	39,955
850		Citigroup, Inc.	33,632

			73,587

		Insurance — 12.3%
67		Alleghany Corp. (a)	22,625
126		Allied World Assurance Co. Holdings AG, (Switzerland)	9,921
1,197		American International Group, Inc. (a)	42,261
–	(h)	Berkshire Hathaway, Inc., Class A (a)	29,493

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
259	Endurance Specialty Holdings Ltd., (Bermuda)	10,268
613	Hartford Financial Services Group, Inc.	13,747
1,153	Loews Corp.	46,997
842	Old Republic International Corp.	8,963
274	OneBeacon Insurance Group Ltd., Class A	3,810
229	Prudential Financial, Inc.	12,207
358	Travelers Cos., Inc. (The)	25,690
860	Unum Group	17,897
167	W.R. Berkley Corp.	6,291
240	Willis Group Holdings plc, (United Kingdom)	8,060

		258,230

	Real Estate Investment Trusts (REITs) — 2.4%
209	Agree Realty Corp.	5,596
968	Annaly Capital Management, Inc.	13,595
875	Cousins Properties, Inc.	7,304
569	Excel Trust, Inc.	7,213
330	Rayonier, Inc.	17,094

		50,802

	Real Estate Management & Development — 0.5%
265	Brookfield Asset Management, Inc., (Canada), Class A	9,709

	Thrifts & Mortgage Finance — 1.6%
551	Capitol Federal Financial, Inc.	6,441
403	EverBank Financial Corp.	6,015
159	Ocwen Financial Corp. (a)	5,514
1,214	People's United Financial, Inc.	14,676

		32,646

	Total Financials	728,053

	Health Care — 9.5%
	Health Care Equipment & Supplies — 0.7%
258	Covidien plc, (Ireland)	14,903

	Health Care Providers & Services — 2.7%
318	Humana, Inc.	21,790
227	McKesson Corp.	22,000
254	National Healthcare Corp.	11,926

		55,716

	Pharmaceuticals — 6.1%
365	Bristol-Myers Squibb Co.	11,886
538	Johnson & Johnson	37,721
656	Merck & Co., Inc.	26,844
2,101	Pfizer, Inc.	52,685

		129,136

	Total Health Care	199,755

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 5.6%
	Aerospace & Defense — 1.3%
329	United Technologies Corp.	26,948

	Electrical Equipment — 0.5%
187	Emerson Electric Co.	9,893

	Industrial Conglomerates — 1.1%
387	Carlisle Cos., Inc.	22,765

	Machinery — 1.6%
360	Dover Corp.	23,623
154	Illinois Tool Works, Inc.	9,371

		32,994

	Professional Services — 0.8%
336	Equifax, Inc.	18,157

	Trading Companies & Distributors — 0.3%
321	Air Lease Corp. (a)	6,902

	Total Industrials	117,659

	Information Technology — 3.9%
	Communications Equipment — 1.4%
1,449	Cisco Systems, Inc.	28,469

	Computers & Peripherals — 0.5%
766	Hewlett-Packard Co.	10,914

	Semiconductors & Semiconductor Equipment — 0.9%
469	Analog Devices, Inc.	19,705

	Software — 1.1%
876	Microsoft Corp.	23,405

	Total Information Technology	82,493

	Materials — 3.8%
	Chemicals — 0.9%
302	Albemarle Corp.	18,735

	Construction Materials — 0.6%
128	Martin Marietta Materials, Inc.	12,040

	Containers & Packaging — 0.9%
292	Rock-Tenn Co., Class A	20,379

	Metals & Mining — 0.4%
116	Compass Minerals International, Inc.	8,652

	Paper & Forest Products — 1.0%
654	MeadWestvaco Corp.	20,849

	Total Materials	80,655

	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.2%
1,359	AT&T, Inc.	45,805

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Wireless Telecommunication Services — 0.2%
217	Telephone & Data Systems, Inc.	4,796

	Total Telecommunication Services	50,601

	Utilities — 6.2%
	Electric Utilities — 2.5%
316	NextEra Energy, Inc.	21,843
369	Northeast Utilities	14,425
385	Southern Co. (The)	16,499

		52,767

	Gas Utilities — 0.7%
417	Atmos Energy Corp.	14,657

	Multi-Utilities — 3.0%
883	CenterPoint Energy, Inc.	16,998
484	PG&E Corp.	19,443
364	Sempra Energy	25,822

		62,263

	Total Utilities	129,687

	Total Common Stocks (Cost $1,770,131)	1,993,028

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Company — 0.3%
387	Cohen & Steers Infrastructure Fund, Inc. (Cost $5,336)	7,252

Short-Term Investment — 4.6%
	Investment Company — 4.6%
95,612	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $95,612)	95,612

	Total Investments — 99.7% (Cost $1,871,079)	2,095,892
	Other Assets in Excess of Liabilities — 0.3%	5,349

	NET ASSETS — 100.0%	$2,101,241

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund		Mid Cap Core Fund	Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,474,911		$746,042	$896,570		$1,366,569
Investments in affiliates, at value	1,981		14,817	31,374		13,350

Total investment securities, at value	1,476,892		760,859	927,944		1,379,919
Cash	—		—	4		—
Receivables:
Investment securities sold	14,110		—	1,253		26,297
Fund shares sold	3,482		2,357	2,752		1,705
Dividends from non-affiliates	297		484	639		439
Dividends from affiliates	2		1	2		2
Securities lending income	—		—	—	(a)	—
Prepaid expenses	—		20	—		—

Total Assets	1,494,783		763,721	932,594		1,408,362

LIABILITIES:
Payables:
Due to custodian	—		84	—		—
Dividends	—		347	—		—
Investment securities purchased	—		—	311		—
Collateral for securities lending program	—		—	1,056		—
Fund shares redeemed	14,574		430	1,359		20,861
Accrued liabilities:
Investment advisory fees	826		412	503		695
Administration fees	107		52	32		—
Shareholder servicing fees	209		99	1		250
Distribution fees	64		5	3		133
Custodian and accounting fees	10		4	7		12
Trustees' and Chief Compliance Officer's fees	—	(a)	1	1		1
Transfer agent fees	94		—	338		522
Other	76		18	70		188

Total Liabilities	15,960		1,452	3,681		22,662

Net Assets	$1,478,823		$762,269	$928,913		$1,385,700

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Growth Advantage Fund	Mid Cap Core Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$1,209,432	$728,294	$759,753	$1,145,086
Accumulated undistributed (distributions in excess of) net investment income	308	(326)	77	502
Accumulated net realized gains (losses)	(9,845)	(5,586)	(4,147)	(39,602)
Net unrealized appreciation (depreciation)	278,928	39,887	173,230	279,714

Total Net Assets	$1,478,823	$762,269	$928,913	$1,385,700

Net Assets:
Class A	$211,447	$21,659	$10,184	$533,328
Class B	2,111	—	—	8,410
Class C	30,423	133	2,118	20,767
Class R2	—	83	—	247
Class R5	628,557	61	—	15,286
Class R6	—	288,602	—	19,065
Select Class	606,285	451,731	916,611	788,597

Total	$1,478,823	$762,269	$928,913	$1,385,700

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	21,381	1,216	307	26,771
Class B	232	—	—	569
Class C	3,336	7	64	1,197
Class R2	—	5	—	12
Class R5	62,309	3	—	703
Class R6	—	16,132	—	876
Select Class	60,447	25,297	27,585	36,336

Net Asset Value (a):
Class A — Redemption price per share	$9.89	$17.81	$33.13	$19.92
Class B — Offering price per share (b)	9.11	—	—	14.77
Class C — Offering price per share (b)	9.12	17.75	32.84	17.35
Class R2 — Offering and redemption price per share	—	17.79	—	21.30
Class R5 — Offering and redemption price per share	10.09	17.90	—	21.75
Class R6 — Offering and redemption price per share	—	17.89	—	21.76
Select Class — Offering and redemption price per share	10.03	17.86	33.23	21.70
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.44	$18.80	$34.97	$21.02

Cost of investments in non-affiliates	$1,195,983	$706,155	$723,340	$1,086,855
Cost of investments in affiliates	1,981	14,817	31,374	13,350
Value of securities on loan	—	—	1,043	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$9,421,174	$429,080	$2,000,280
Investments in affiliates, at value	505,766	67,497	95,612

Total investment securities, at value	9,926,940	496,577	2,095,892
Cash	92	3,212	—
Deposits at broker for securities sold short	—	425,359	—
Receivables:
Investment securities sold	25,386	14	—
Fund shares sold	113,209	73	9,117
Dividends from non-affiliates	10,596	294	2,330
Dividends from affiliates	38	6	10
Securities lending income	1	—	—

Total Assets	10,076,262	925,535	2,107,349

LIABILITIES:
Payables:
Securities sold short, at value	—	434,080	—
Dividend expense to non-affiliates on securities sold short	—	211	—
Investment securities purchased	135,852	—	1,719
Interest expense to non-affiliates on securities sold short	—	30	—
Collateral for securities lending program	3,656	—	—
Fund shares redeemed	99,226	367	2,390
Accrued liabilities:
Investment advisory fees	4,967	488	1,093
Administration fees	—	—	18
Shareholder servicing fees	1,053	3	280
Distribution fees	824	13	187
Custodian and accounting fees	63	13	13
Trustees’ and Chief Compliance Officer's fees	6	—	2
Transfer agent fees	2,378	96	330
Other	574	56	76

Total Liabilities	248,599	435,357	6,108

Net Assets	$9,827,663	$490,178	$2,101,241

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$7,730,041	$541,311	$1,889,366
Accumulated undistributed (distributions in excess of) net investment income	2,964	(5,179)	297
Accumulated net realized gains (losses)	(6,115)	(88,553)	(13,235)
Net unrealized appreciation (depreciation)	2,100,773	42,599	224,813

Total Net Assets	$9,827,663	$490,178	$2,101,241

Net Assets:
Class A	$2,462,934	$19,603	$498,879
Class B	36,202	978	—
Class C	427,944	12,166	134,498
Class R2	33,345	—	—
Institutional Class	4,599,177	—	735,751
Select Class	2,268,061	457,431	732,113

Total	$9,827,663	$490,178	$2,101,241

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	89,387	2,055	23,491
Class B	1,337	107	—
Class C	15,913	1,335	6,324
Class R2	1,243	—	—
Institutional Class	164,313	—	34,589
Select Class	81,710	47,277	34,406

Net Asset Value (a):
Class A — Redemption price per share	$27.55	$9.54	$21.24
Class B — Offering price per share (b)	27.07	9.11	—
Class C — Offering price per share (b)	26.89	9.12	21.27
Class R2 — Offering and redemption price per share	26.83	—	—
Institutional Class — Offering and redemption price per share	27.99	—	21.27
Select Class — Offering and redemption price per share	27.76	9.68	21.28
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$29.08	$10.07	$22.42

Cost of investments in non-affiliates	$7,320,401	$381,656	$1,775,467
Cost of investments in affiliates	505,766	67,497	95,612
Value of securities on loan	3,616	—	—
Proceeds from securities sold short	—	429,255	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$12,854	$8,573		$7,126	$8,168
Dividend income from affiliates	23	15		16	13
Income from securities lending (net)	—	—		1	3

Total investment income	12,877	8,588		7,143	8,184

EXPENSES:
Investment advisory fees	4,882	1,985		2,872	4,668
Administration fees	647	263		381	619
Distribution fees:
Class A	257	21		11	679
Class B	8	—		—	34
Class C	111	—	(a)	6	82
Class R2	—	—	(a)	—	1
Shareholder servicing fees:
Class A	257	21		11	679
Class B	3	—		—	11
Class C	37	—	(a)	2	27
Class R2	—	—	(a)	—	—	(a)
Class R5	147	—	(a)	—	4
Select Class	846	482		1,092	1,038
Custodian and accounting fees	31	18		20	35
Professional fees	31	27		25	29
Trustees’ and Chief Compliance Officer’s fees	9	3		4	8
Printing and mailing costs	37	10		70	147
Registration and filing fees	40	24		38	53
Transfer agent fees	186	11		751	823
Other	51	6		6	25

Total expenses	7,580	2,871		5,289	8,962

Less amounts waived	(88)	(83)		(1,318)	(1,364)

Net expenses	7,492	2,788		3,971	7,598

Net investment income (loss)	5,385	5,800		3,172	586

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	12,567	4,587		15,629	62,226

Change in net unrealized appreciation/depreciation of investments in non-affiliates	54,314	25,673		49,047	37,551

Net realized/unrealized gains (losses)	66,881	30,260		64,676	99,777

Change in net assets resulting from operations	$72,266	$36,060		$67,848	$100,363

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$7	$—
Dividend income from non-affiliates	94,606	5,681	19,547
Dividend income from affiliates	212	35	43
Income from securities lending (net)	8	—	—

Total investment income	94,826	5,723	19,590

EXPENSES:
Investment advisory fees	28,933	3,122	4,961
Administration fees	3,833	215	656
Distribution fees:
Class A	2,802	26	378
Class B	182	4	—
Class C	1,514	54	477
Class R2	59	—	—
Shareholder servicing fees:
Class A	2,802	26	378
Class B	60	1	—
Class C	505	18	159
Class R2	30	—	—
Institutional Class	2,061	—	288
Select Class	2,578	579	651
Custodian and accounting fees	178	30	34
Professional fees	75	29	33
Trustees’ and Chief Compliance Officer’s fees	51	2	9
Printing and mailing costs	590	4	52
Registration and filing fees	102	24	28
Transfer agent fees	5,393	54	626
Other	105	11	7
Dividend expense to non-affiliates on securities sold short	—	4,300	—
Interest expense to non-affiliates on securities sold short	—	275	—

Total expenses	51,853	8,774	8,737

Less amounts waived	(8,500)	(1,025)	(1,036)

Net expenses	43,353	7,749	7,701

Net investment income (loss)	51,473	(2,026)	11,889

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	233,396	12,872	21,576
Securities sold short	—	(8,904)	—
Foreign currency transactions	—	— (a)	—

Net realized gain (loss)	233,396	3,968	21,576

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	452,943	16,062	80,867
Securities sold short	—	(24,955)	—

Change in net unrealized appreciation/depreciation	452,943	(8,893)	80,867

Net realized/unrealized gains (losses)	686,339	(4,925)	102,443

Change in net assets resulting from operations	$737,812	$(6,951)	$114,332

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,385	$(1,993)	$5,800	$1,921
Net realized gain (loss)	12,567	36,525	4,587	(1,412)
Change in net unrealized appreciation/depreciation	54,314	(18,846)	25,673	13,816

Change in net assets resulting from operations	72,266	15,686	36,060	14,325

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(188)	—	(194)	—	(a)
From net realized gains	(670)	—	(241)	—	(a)
Class B
From net realized gains	(8)	—	—	—
Class C
From net investment income	—	—	— (a)	—	(a)
From net realized gains	(106)	—	(2)	—	(a)
Class R2
From net investment income	—	—	(1)	—	(a)
From net realized gains	—	—	(1)	—	(a)
Class R5
From net investment income	(2,904)	—	(1)	—	(a)
From net realized gains	(1,960)	—	(1)	—	(a)
Class R6
From net investment income	—	—	(3,133)	—	(a)
From net realized gains	—	—	(3,322)	—	(a)
Select Class
From net investment income	(1,645)	—	(4,129)	(632)
From net realized gains	(2,119)	—	(5,178)	(94)

Total distributions to shareholders	(9,600)	—	(16,203)	(726)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	60,600	123,715	392,890	244,141

NET ASSETS:
Change in net assets	123,266	139,401	412,747	257,740
Beginning of period	1,355,557	1,216,156	349,522	91,782

End of period	$1,478,823	$1,355,557	$762,269	$349,522

Accumulated undistributed (distributions in excess of) net investment income	$308	$(340)	$(326)	$1,332

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,172	$3,845	$586	$(867)
Net realized gain (loss)	15,629	7,873	62,226	74,384
Change in net unrealized appreciation/depreciation	49,047	(3,327)	37,551	(186,566)

Change in net assets resulting from operations	67,848	8,391	100,363	(113,049)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(18)	(15)	—	—
From net realized gains	(67)	—	(25,563)	(55,641)
Class B
From net realized gains	—	—	(531)	(1,640)
Class C
From net investment income	(2)	— (a)	—	—
From net realized gains	(14)	—	(1,148)	(2,514)
Class R2
From net realized gains	—	—	(11)	(16)
Class R5 (b)
From net realized gains	—	—	(664)	(5)
Class R6 (b)
From net realized gains	—	—	(826)	(5)
Select Class
From net investment income	(2,869)	(3,722)	—	—
From net realized gains	(6,163)	—	(36,115)	(74,559)

Total distributions to shareholders	(9,133)	(3,737)	(64,858)	(134,380)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	48,864	244,461	(76,621)	(101,508)

NET ASSETS:
Change in net assets	107,579	249,115	(41,116)	(348,937)
Beginning of period	821,334	572,219	1,426,816	1,775,753

End of period	$928,913	$821,334	$1,385,700	$1,426,816

Accumulated undistributed (distributions in excess of) net investment income	$77	$(206)	$502	$(84)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$51,473	$72,482	$(2,026)	$(6,364)
Net realized gain (loss)	233,396	226,074	3,968	27,034
Change in net unrealized appreciation/depreciation	452,943	80,566	(8,893)	(26,538)

Change in net assets resulting from operations	737,812	379,122	(6,951)	(5,868)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(25,622)	(12,100)	—	—
From net realized gains	(19,155)	—	—	—
Class B
From net realized gains	(292)	—	—	—
Class C
From net investment income	(2,608)	(616)	—	—
From net realized gains	(3,426)	—	—	—
Class R2
From net investment income	(363)	(67)	—	—
From net realized gains	(258)	—	—	—
Institutional Class
From net investment income	(64,280)	(33,157)	—	—
From net realized gains	(34,137)	—	—	—
Select Class
From net investment income	(27,916)	(14,296)	—	—
From net realized gains	(17,242)	—	—	—

Total distributions to shareholders	(195,299)	(60,236)	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,475,603	714,827	(16,511)	(26,939)

NET ASSETS:
Change in net assets	2,018,116	1,033,713	(23,462)	(32,807)
Beginning of period	7,809,547	6,775,834	513,640	546,447

End of period	$9,827,663	$7,809,547	$490,178	$513,640

Accumulated undistributed (distributions in excess of) net investment income	$2,964	$72,280	$(5,179)	$(3,153)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Value Advantage Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,889	$14,184
Net realized gain (loss)	21,576	35,802
Change in net unrealized appreciation/depreciation	80,867	1,096

Change in net assets resulting from operations	114,332	51,082

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,504)	(2,164)
From net realized gains	(1,946)	—
Class C
From net investment income	(368)	(619)
From net realized gains	(536)	—
Institutional Class
From net investment income	(8,338)	(4,920)
From net realized gains	(2,763)	—
Select Class
From net investment income	(7,570)	(3,577)
From net realized gains	(2,914)	—

Total distributions to shareholders	(28,939)	(11,280)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	883,709	173,496

NET ASSETS:
Change in net assets	969,102	213,298
Beginning of period	1,132,139	918,841

End of period	$2,101,241	$1,132,139

Accumulated undistributed (distributions in excess of) net investment income	$297	$9,188

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$46,013	$81,189	$22,093	$463
Dividends and distributions reinvested	834	—	434	—	(a)
Cost of shares redeemed	(38,890)	(65,978)	(2,417)	(281)

Change in net assets resulting from Class A capital transactions	$7,957	$15,211	$20,110	$182

Class B
Proceeds from shares issued	$39	$158	$—	$—
Dividends and distributions reinvested	7	—	—	—
Cost of shares redeemed	(352)	(1,004)	—	—

Change in net assets resulting from Class B capital transactions	$(306)	$(846)	$—	$—

Class C
Proceeds from shares issued	$4,986	$15,180	$23	$50
Dividends and distributions reinvested	83	—	2	—	(a)
Cost of shares redeemed	(3,286)	(8,713)	(22)	(24)

Change in net assets resulting from Class C capital transactions	$1,783	$6,467	$3	$26

Class R2
Proceeds from shares issued	$—	$—	$21	$—	(a)
Dividends and distributions reinvested	—	—	2	—	(a)
Cost of shares redeemed	—	—	— (a)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$23	$—	(a)

Class R5
Proceeds from shares issued	$214,353	$289,698	$—	$—
Dividends and distributions reinvested	4,864	—	2	—	(a)
Cost of shares redeemed	(84,044)	(4,352)	—	—

Change in net assets resulting from Class R5 capital transactions	$135,173	$285,346	$2	$—	(a)

Class R6
Proceeds from shares issued	$—	$—	$301,090	$33,949
Dividends and distributions reinvested	—	—	6,360	—	(a)
Cost of shares redeemed	—	—	(52,619)	(6,403)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$254,831	$27,546

Select Class
Proceeds from shares issued	$44,212	$124,637	$153,497	$282,102
Dividends and distributions reinvested	264	—	201	9
Cost of shares redeemed	(128,483)	(307,100)	(35,777)	(65,724)

Change in net assets resulting from Select Class capital transactions	$(84,007)	$(182,463)	$117,921	$216,387

Total change in net assets resulting from capital transactions	$60,600	$123,715	$392,890	$244,141

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)		Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	4,715	8,808	1,301		28
Reinvested	85	—	25		—	(a)
Redeemed	(3,963)	(7,290)	(137)		(17)

Change in Class A Shares	837	1,518	1,189		11

Class B
Issued	4	19	—		—
Reinvested	1	—	—		—
Redeemed	(39)	(120)	—		—

Change in Class B Shares	(34)	(101)	—		—

Class C
Issued	558	1,759	1		2
Reinvested	9	—	—	(a)	—	(a)
Redeemed	(364)	(1,026)	(1)		(1)

Change in Class C Shares	203	733	—	(a)	1

Class R2
Issued	—	—	2		—	(a)
Reinvested	—	—	—	(a)	—	(a)
Redeemed	—	—	—	(a)	—

Change in Class R2 Shares	—	—	2		—	(a)

Class R5
Issued	22,017	29,732	—		—
Reinvested	481	—	—	(a)	—	(a)
Redeemed	(8,475)	(477)	—		—

Change in Class R5 Shares	14,023	29,255	—	(a)	—	(a)

Class R6
Issued	—	—	17,124		2,008
Reinvested	—	—	356		—	(a)
Redeemed	—	—	(2,988)		(371)

Change in Class R6 Shares	—	—	14,492		1,637

Select Class
Issued	4,468	13,293	8,649		17,322
Reinvested	26	—	11		—	(a)
Redeemed	(12,897)	(33,452)	(2,020)		(3,965)

Change in Select Class Shares	(8,403)	(20,159)	6,640		13,357

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,539	$5,617	$15,870	$56,755
Dividends and distributions reinvested	85	15	23,844	51,675
Cost of shares redeemed	(923)	(1,592)	(56,467)	(161,251)

Change in net assets resulting from Class A capital transactions	$2,701	$4,040	$(16,753)	$(52,821)

Class B
Proceeds from shares issued	$—	$—	$78	$386
Dividends and distributions reinvested	—	—	512	1,556
Cost of shares redeemed	—	—	(2,206)	(7,602)

Change in net assets resulting from Class B capital transactions	$—	$—	$(1,616)	$(5,660)

Class C
Proceeds from shares issued	$859	$1,031	$626	$2,483
Dividends and distributions reinvested	16	— (a)	948	2,079
Cost of shares redeemed	(100)	(204)	(3,312)	(6,708)

Change in net assets resulting from Class C capital transactions	$775	$827	$(1,738)	$(2,146)

Class R2
Proceeds from shares issued	$—	$—	$37	$149
Dividends and distributions reinvested	—	—	11	16
Cost of shares redeemed	—	—	(36)	(20)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$12	$145

Class R5 (b)
Proceeds from shares issued	$—	$—	$1,213	$16,731
Dividends and distributions reinvested	—	—	664	5
Cost of shares redeemed	—	—	(1,845)	(1,084)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$32	$15,652

Class R6 (b)
Proceeds from shares issued	$—	$—	$5,704	$15,116
Dividends and distributions reinvested	—	—	826	5
Cost of shares redeemed	—	—	(1,633)	(388)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$4,897	$14,733

Select Class
Proceeds from shares issued	$133,867	$389,366	$46,809	$195,789
Dividends and distributions reinvested	7,867	3,142	30,576	62,923
Cost of shares redeemed	(96,346)	(152,914)	(138,840)	(330,123)

Change in net assets resulting from Select Class capital transactions	$45,388	$239,594	$(61,455)	$(71,411)

Total change in net assets resulting from capital transactions	$48,864	$244,461	$(76,621)	$(101,508)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	108	186	787	2,826
Reinvested	3	1	1,214	2,951
Redeemed	(29)	(55)	(2,802)	(8,087)

Change in Class A Shares	82	132	(801)	(2,310)

Class B
Issued	—	—	5	26
Reinvested	—	—	35	117
Redeemed	—	—	(145)	(489)

Change in Class B Shares	—	—	(105)	(346)

Class C
Issued	27	33	37	137
Reinvested	— (a)	— (a)	55	135
Redeemed	(3)	(7)	(187)	(378)

Change in Class C Shares	24	26	(95)	(106)

Class R2
Issued	—	—	2	6
Reinvested	—	—	1	1
Redeemed	—	—	(2)	(1)

Change in Class R2 Shares	—	—	1	6

Class R5 (b)
Issued	—	—	54	749
Reinvested	—	—	31	— (a)
Redeemed	—	—	(83)	(48)

Change in Class R5 Shares	—	—	2	701

Class R6 (b)
Issued	—	—	253	677
Reinvested	—	—	39	— (a)
Redeemed	—	—	(76)	(17)

Change in Class R6 Shares	—	—	216	660

Select Class
Issued	4,108	13,099	2,151	9,090
Reinvested	238	105	1,429	3,322
Redeemed	(2,951)	(5,154)	(6,353)	(14,607)

Change in Select Class Shares	1,395	8,050	(2,773)	(2,195)

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$559,109	$443,021	$4,181	$5,323
Dividends and distributions reinvested	42,247	11,492	—	—
Cost of shares redeemed	(261,337)	(520,453)	(4,007)	(14,467)

Change in net assets resulting from Class A capital transactions	$340,019	$(65,940)	$174	$(9,144)

Class B
Proceeds from shares issued	$230	$333	$3	$11
Dividends and distributions reinvested	267	—	—	—
Cost of shares redeemed	(25,234)	(34,648)	(404)	(2,045)

Change in net assets resulting from Class B capital transactions	$(24,737)	$(34,315)	$(401)	$(2,034)

Class C
Proceeds from shares issued	$61,517	$48,613	$41	$572
Dividends and distributions reinvested	4,745	474	—	—
Cost of shares redeemed	(35,245)	(64,672)	(3,278)	(6,619)

Change in net assets resulting from Class C capital transactions	$31,017	$(15,585)	$(3,237)	$(6,047)

Class R2
Proceeds from shares issued	$20,006	$10,239	$—	$—
Dividends and distributions reinvested	576	59	—	—
Cost of shares redeemed	(3,346)	(2,629)	—	—

Change in net assets resulting from Class R2 capital transactions	$17,236	$7,669	$—	$—

Institutional Class
Proceeds from shares issued	$1,218,688	$1,125,771	$—	$—
Dividends and distributions reinvested	79,639	25,512	—	—
Cost of shares redeemed	(491,078)	(575,416)	—	—

Change in net assets resulting from Institutional Class capital transactions	$807,249	$575,867	$—	$—

Select Class
Proceeds from shares issued	$486,813	$675,718	$27,663	$42,277
Dividends and distributions reinvested	34,904	10,362	—	—
Cost of shares redeemed	(216,898)	(438,949)	(40,710)	(51,991)

Change in net assets resulting from Select Class capital transactions	$304,819	$247,131	$(13,047)	$(9,714)

Total change in net assets resulting from capital transactions	$1,475,603	$714,827	$(16,511)	$(26,939)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	20,477	18,306	433	546
Reinvested	1,526	500	—	—
Redeemed	(9,623)	(21,746)	(417)	(1,486)

Change in Class A Shares	12,380	(2,940)	16	(940)

Class B
Issued	8	14	— (a)	1
Reinvested	10	—	—	—
Redeemed	(950)	(1,497)	(44)	(218)

Change in Class B Shares	(932)	(1,483)	(44)	(217)

Class C
Issued	2,321	2,044	5	60
Reinvested	176	21	—	—
Redeemed	(1,331)	(2,794)	(356)	(705)

Change in Class C Shares	1,166	(729)	(351)	(645)

Class R2
Issued	758	428	—	—
Reinvested	22	3	—	—
Redeemed	(126)	(110)	—	—

Change in Class R2 Shares	654	321	—	—

Institutional Class
Issued	44,146	45,939	—	—
Reinvested	2,827	1,094	—	—
Redeemed	(17,698)	(23,648)	—	—

Change in Institutional Class Shares	29,275	23,385	—	—

Select Class
Issued	17,783	27,581	2,851	4,266
Reinvested	1,250	448	—	—
Redeemed	(7,910)	(18,067)	(4,145)	(5,300)

Change in Select Class Shares	11,123	9,962	(1,294)	(1,034)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Value Advantage Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$316,735	$54,549
Dividends and distributions reinvested	6,154	2,006
Cost of shares redeemed	(46,868)	(89,323)

Change in net assets resulting from Class A capital transactions	$276,021	$(32,768)

Class C
Proceeds from shares issued	$18,226	$11,596
Dividends and distributions reinvested	752	513
Cost of shares redeemed	(10,556)	(30,037)

Change in net assets resulting from Class C capital transactions	$8,422	$(17,928)

Institutional Class
Proceeds from shares issued	$345,066	$136,991
Dividends and distributions reinvested	10,007	4,597
Cost of shares redeemed	(34,407)	(56,466)

Change in net assets resulting from Institutional Class capital transactions	$320,666	$85,122

Select Class
Proceeds from shares issued	$299,932	$260,984
Dividends and distributions reinvested	7,729	2,687
Cost of shares redeemed	(29,061)	(124,601)

Change in net assets resulting from Select Class capital transactions	$278,600	$139,070

Total change in net assets resulting from capital transactions	$883,709	$173,496

SHARE TRANSACTIONS:
Class A
Issued	15,076	2,947
Reinvested	287	112
Redeemed	(2,232)	(4,870)

Change in Class A Shares	13,131	(1,811)

Class C
Issued	872	620
Reinvested	35	29
Redeemed	(506)	(1,655)

Change in Class C Shares	401	(1,006)

Institutional Class
Issued	16,538	7,210
Reinvested	466	258
Redeemed	(1,647)	(3,118)

Change in Institutional Class Shares	15,357	4,350

Select Class
Issued	14,281	13,542
Reinvested	360	150
Redeemed	(1,380)	(6,701)

Change in Select Class Shares	13,261	6,991

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$9.49	$0.02	(f)(g)	$0.42	$0.44	$(0.01)	$(0.03)	$(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(f)(h)	0.24	0.21	—	—	—
Year Ended June 30, 2011	6.76	(0.04	)(f)	2.56	2.52	—	—	—
Year Ended June 30, 2010	5.88	(0.03	)(f)	0.91	0.88	—	—	—
Year Ended June 30, 2009	8.14	(0.03	)(f)	(2.23)	(2.26)	—	—	—
Year Ended June 30, 2008	8.18	(0.05	)(f)	0.01	(0.04)	—	—	—

Class B
Six Months Ended December 31, 2012 (Unaudited)	8.76	—	(f)(g)(i)	0.38	0.38	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.22	0.15	—	—	—
Year Ended June 30, 2011	6.31	(0.07	)(f)	2.37	2.30	—	—	—
Year Ended June 30, 2010	5.51	(0.06	)(f)	0.86	0.80	—	—	—
Year Ended June 30, 2009	7.67	(0.06	)(f)	(2.10)	(2.16)	—	—	—
Year Ended June 30, 2008	7.76	(0.09	)(f)	— (h)	(0.09)	—	—	—

Class C
Six Months Ended December 31, 2012 (Unaudited)	8.77	—	(f)(g)(i)	0.38	0.38	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.23	0.16	—	—	—
Year Ended June 30, 2011	6.31	(0.08	)(f)	2.38	2.30	—	—	—
Year Ended June 30, 2010	5.52	(0.06	)(f)	0.85	0.79	—	—	—
Year Ended June 30, 2009	7.68	(0.06	)(f)	(2.10)	(2.16)	—	—	—
Year Ended June 30, 2008	7.76	(0.09	)(f)	0.01	(0.08)	—	—	—

Class R5
Six Months Ended December 31, 2012 (Unaudited)	9.69	0.05	(f)(g)	0.43	0.48	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(f)(h)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(f)(i)	2.58	2.58	—	—	—
Year Ended June 30, 2010	5.93	—	(f)(i)	0.93	0.93	—	—	—
January 8, 2009 (j) through June 30, 2009	5.37	—	(f)(i)	0.56	0.56	—	—	—

Select Class
Six Months Ended December 31, 2012 (Unaudited)	9.63	0.03	(f)(g)	0.42	0.45	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(f)(h)	0.26	0.24	—	—	—
Year Ended June 30, 2011	6.83	(0.02	)(f)	2.58	2.56	—	—	—
Year Ended June 30, 2010	5.93	(0.01	)(f)	0.91	0.90	—	—	—
Year Ended June 30, 2009	8.18	(0.01	)(f)	(2.24)	(2.25)	—	—	—
Year Ended June 30, 2008	8.20	(0.03	)(f)	0.01	(0.02)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.01, $(0.02), $(0.02), $0.03 and $0.02 for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.13%, (0.39)%, (0.35)%, 0.61% and 0.34% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.09), $(0.01) and $(0.03) for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.56)%, (1.08)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$9.89	4.65%	$211,447	1.24%	0.45	%(g)	1.28%	46%
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86
9.28	37.28	176,492	1.25	(0.45)		1.31	96
6.76	14.97	101,814	1.31	(0.41)		1.31	102
5.88	(27.76)	71,841	1.35	(0.48)		1.42	119
8.14	(0.49)	70,546	1.34	(0.58)		1.47	118

9.11	4.37	2,111	1.74	(0.08	)(g)	1.78	46
8.76	1.74	2,327	1.75	(0.89	)(h)	1.80	86
8.61	36.45	3,157	1.75	(0.94)		1.81	96
6.31	14.52	3,070	1.81	(0.91)		1.81	102
5.51	(28.16)	3,304	1.87	(1.02)		1.92	119
7.67	(1.16)	4,340	1.91	(1.16)		1.94	118

9.12	4.36	30,423	1.74	(0.04	)(g)	1.78	46
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96
6.31	14.31	12,811	1.81	(0.91)		1.81	102
5.52	(28.13)	9,300	1.87	(1.02)		1.91	119
7.68	(1.03)	14,499	1.88	(1.16)		1.89	118

10.09	4.95	628,557	0.83	0.92	(g)	0.83	46
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96
6.86	15.68	76,767	0.86	0.05		0.86	102
5.93	10.43	46,312	0.90	(0.08)		1.06	119

10.03	4.75	606,285	1.03	0.65	(g)	1.03	46
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96
6.83	15.18	604,663	1.06	(0.16)		1.06	102
5.93	(27.51)	441,345	1.10	(0.24)		1.17	119
8.18	(0.24)	399,777	1.09	(0.41)		1.12	118

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Core Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$17.16	$0.15	(f)(g)	$0.87	$1.02	$(0.16)	$(0.21)	$(0.37)
Year Ended June 30, 2012	17.19	0.08	(f)	(0.10)	(0.02)	— (h)	(0.01)	(0.01)
November 30, 2010 (i) through June 30, 2011	15.00	0.01	(f)	2.18	2.19	— (h)	—	— (h)

Class C
Six Months Ended December 31, 2012 (Unaudited)	17.03	0.07	(f)(g)	0.90	0.97	(0.04)	(0.21)	(0.25)
Year Ended June 30, 2012	17.15	—	(f)(h)	(0.11)	(0.11)	— (h)	(0.01)	(0.01)
November 30, 2010 (i) through June 30, 2011	15.00	(0.04	)(f)	2.19	2.15	—	—	—

Class R2
Six Months Ended December 31, 2012 (Unaudited)	17.10	0.11	(f)(g)	0.88	0.99	(0.09)	(0.21)	(0.30)
Year Ended June 30, 2012	17.17	0.04	(f)	(0.10)	(0.06)	— (h)	(0.01)	(0.01)
November 30, 2010 (i) through June 30, 2011	15.00	(0.02	)(f)	2.19	2.17	—	—	—

Class R5
Six Months Ended December 31, 2012 (Unaudited)	17.23	0.16	(f)(g)	0.91	1.07	(0.19)	(0.21)	(0.40)
Year Ended June 30, 2012	17.23	0.15	(f)	(0.09)	0.06	(0.05)	(0.01)	(0.06)
November 30, 2010 (i) through June 30, 2011	15.00	0.05	(f)	2.19	2.24	(0.01)	—	(0.01)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	17.23	0.20	(f)(g)	0.87	1.07	(0.20)	(0.21)	(0.41)
Year Ended June 30, 2012	17.24	0.21	(f)	(0.15)	0.06	(0.06)	(0.01)	(0.07)
January 31, 2011 (l) through June 30, 2011	16.36	0.05	(f)	0.83	0.88	—	—	—

Select Class
Six Months Ended December 31, 2012 (Unaudited)	17.18	0.15	(f)(g)	0.91	1.06	(0.17)	(0.21)	(0.38)
Year Ended June 30, 2012	17.22	0.13	(f)	(0.12)	0.01	(0.04)	(0.01)	(0.05)
November 30, 2010 (i) through June 30, 2011	15.00	0.04	(f)	2.19	2.23	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.06, $(0.02), $0.02, $0.07, $0.10 and $0.06 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.66%, (0.22)%, 0.18%, 0.73%, 1.17% and 0.66% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2011.
(k)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$17.81	5.97%	$21,659	1.24%		1.72	%(g)	1.26%		16%
17.16	(0.13)	455	1.24		0.50		1.31		44
17.19	14.70	276	1.24	(j)	0.11	(j)	5.79	(j)(k)	13

17.75	5.68	133	1.74		0.84	(g)	1.77		16
17.03	(0.65)	125	1.74		(0.02)		1.81		44
17.15	14.33	99	1.75	(j)	(0.39	)(j)	6.49	(j)(k)	13

17.79	5.82	83	1.49		1.24	(g)	1.52		16
17.10	(0.36)	57	1.49		0.22		1.57		44
17.17	14.53	57	1.49	(j)	(0.17	)(j)	6.84	(j)(k)	13

17.90	6.22	61	0.79		1.79	(g)	0.82		16
17.23	0.33	58	0.79		0.92		0.86		44
17.23	15.00	57	0.80	(j)	0.52	(j)	6.17	(j)(k)	13

17.89	6.21	288,602	0.74		2.23	(g)	0.76		16
17.23	0.33	28,251	0.74		1.18		0.78		44
17.24	5.38	53	0.75	(j)	0.68	(j)	5.52	(j)(k)	13

17.86	6.15	451,731	0.99		1.72	(g)	1.02		16
17.18	0.06	320,576	0.99		0.76		1.06		44
17.22	14.84	91,240	1.00	(j)	0.41	(j)	3.41	(j)(k)	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$30.97	$0.07	(f)(g)	$2.38	$2.45	$(0.06)	$(0.23)	$(0.29)
Year Ended June 30, 2012	31.29	0.10	(f)(h)	(0.34)	(0.24)	(0.08)	—	(0.08)
Year Ended June 30, 2011	22.95	0.04	(f)	8.36	8.40	(0.06)	—	(0.06)
November 2, 2009 (i) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Six Months Ended December 31, 2012 (Unaudited)	30.75	(0.01	)(f)(g)	2.36	2.35	(0.03)	(0.23)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(f)(h)	(0.35)	(0.40)	(0.01)	—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(f)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009 (i) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (j)	—	— (j)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	31.05	0.12	(f)(g)	2.39	2.51	(0.10)	(0.23)	(0.33)
Year Ended June 30, 2012	31.36	0.19	(f)(h)	(0.33)	(0.14)	(0.17)	—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(f)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.02, $(0.05) and $0.07 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.14%, (0.34)% and 0.45% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$33.13	7.91%	$10,184	1.24%	0.42	%(g)	1.44%	21%
30.97	(0.76)	6,965	1.24	0.34	(h)	1.54	55
31.29	36.60	2,918	1.24	0.14		1.53	88
22.95	6.77	1,394	1.24	0.30		1.44	56

32.84	7.64	2,118	1.74	(0.06	)(g)	1.94	21
30.75	(1.29)	1,244	1.75	(0.18	)(h)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88
22.93	6.40	65	1.74	(0.23)		1.92	56

33.23	8.09	916,611	0.89	0.72	(g)	1.19	21
31.05	(0.42)	813,125	0.89	0.64	(h)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88
22.97	21.72	463,478	0.89	0.55		1.17	56
18.97	(28.02)	195,785	0.90	0.94		1.20	107
28.63	(8.19)	189,589	0.91	0.32		1.12	79

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$19.52	$(0.01	)(f)(g)	$1.40	$1.39	$(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(f)(h)	(1.72)	(1.77)	(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(f)	7.04	6.95	—
Year Ended June 30, 2010	13.68	(0.09	)(f)	2.76	2.67	—
Year Ended June 30, 2009	20.46	(0.07	)(f)	(6.33)	(6.40)	(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(f)	(0.45)	(0.62)	(3.81)

Class B
Six Months Ended December 31, 2012 (Unaudited)	14.76	(0.05	)(f)(g)	1.05	1.00	(0.99)
Year Ended June 30, 2012	18.29	(0.12	)(f)(h)	(1.40)	(1.52)	(2.01)
Year Ended June 30, 2011	12.90	(0.16	)(f)	5.55	5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(f)	2.19	2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(f)	(5.09)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(f)	(0.36)	(0.62)	(3.81)

Class C
Six Months Ended December 31, 2012 (Unaudited)	17.17	(0.05	)(f)(g)	1.22	1.17	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(f)(h)	(1.57)	(1.70)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(f)	6.33	6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(f)	2.50	2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(f)	(5.78)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(f)	(0.41)	(0.70)	(3.81)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	20.83	(0.03	)(f)(g)	1.49	1.46	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(f)(h)	(1.82)	(1.89)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(f)	7.48	7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(f)	2.94	2.82	—
June 19, 2009 (i) through June 30, 2009	14.56	—	(f)(j)	— (j)	— (j)	—

Class R5
Six Months Ended December 31, 2012 (Unaudited)	21.18	0.04	(f)(g)	1.52	1.56	(0.99)
November 1, 2011 (i) through June 30, 2012	21.75	0.04	(f)(h)	1.40	1.44	(2.01)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	21.19	0.05	(f)(g)	1.51	1.56	(0.99)
November 1, 2011 (i) through June 30, 2012	21.75	0.08	(f)(h)	1.37	1.45	(2.01)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	21.15	0.02	(f)(g)	1.52	1.54	(0.99)
Year Ended June 30, 2012	24.97	0.02	(f)(h)	(1.83)	(1.81)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(f)	7.53	7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(f)	2.94	2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(f)	(6.70)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(f)	(0.49)	(0.61)	(3.81)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$19.92	7.18%	$533,328	1.23%	(0.10	)%(g)	1.39%	34%
19.52	(6.61)	538,323	1.24	(0.23	)(h)	1.38	70
23.30	42.51	696,334	1.24	(0.44)		1.36	79
16.35	19.52	560,054	1.24	(0.53)		1.42	82
13.68	(30.97)	520,201	1.24	(0.48)		1.56	96
20.46	(3.22)	384,225	1.24	(0.75)		1.39	95

14.77	6.86	8,410	1.73	(0.62	)(g)	1.89	34
14.76	(7.08)	9,948	1.75	(0.77	)(h)	1.88	70
18.29	41.78	18,648	1.77	(0.97)		1.86	79
12.90	18.89	20,893	1.77	(1.07)		1.92	82
10.85	(31.35)	29,963	1.88	(1.14)		2.03	96
16.45	(3.90)	69,186	1.88	(1.38)		1.89	95

17.35	6.89	20,767	1.73	(0.60	)(g)	1.89	34
17.17	(7.06)	22,190	1.75	(0.75	)(h)	1.88	70
20.88	41.75	29,187	1.77	(0.97)		1.86	79
14.73	18.89	23,389	1.77	(1.06)		1.92	82
12.39	(31.38)	25,624	1.88	(1.13)		2.04	96
18.70	(3.85)	27,785	1.88	(1.38)		1.89	95

21.30	7.07	247	1.39	(0.26	)(g)	1.64	34
20.83	(6.72)	230	1.40	(0.35	)(h)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79
17.38	19.37	63	1.40	(0.69)		1.67	82
14.56	0.00	83	1.22	(0.31)		1.94	96

21.75	7.43	15,286	0.79	0.35	(g)	0.94	34
21.18	7.71	14,837	0.78	0.31	(h)	0.92	70

21.76	7.42	19,065	0.74	0.45	(g)	0.89	34
21.19	7.76	13,982	0.73	0.58	(h)	0.87	70

21.70	7.34	788,597	0.92	0.21	(g)	1.14	34
21.15	(6.31)	827,306	0.93	0.09	(h)	1.13	70
24.97	42.93	1,031,463	0.93	(0.13)		1.10	79
17.47	19.90	685,843	0.93	(0.22)		1.17	82
14.57	(30.74)	631,380	0.98	(0.23)		1.30	96
21.68	(3.02)	539,292	0.99	(0.49)		1.13	95

(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.04), $(0.07), $(0.08), $(0.06), $0.01, $0.02 and $(0.01) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.36)%, (0.88)%, (0.87)%, (0.52)%, 0.09%, 0.19% and (0.05)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

.	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$25.80	$0.12	(f)(g)	$2.14	$2.26	$(0.29)	$(0.22)	$(0.51)
Year Ended June 30, 2012	24.76	0.20	(f)	1.00	1.20	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.91	0.18	(f)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(f)	3.48	3.67	—	—	—
Year Ended June 30, 2009	21.91	0.28	(f)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)

Class B
Six Months Ended December 31, 2012 (Unaudited)	25.16	0.03	(f)(g)	2.10	2.13	—	(0.22)	(0.22)
Year Ended June 30, 2012	24.10	0.07	(f)	0.99	1.06	—	—	—
Year Ended June 30, 2011	18.38	0.07	(f)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(f)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(f)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)

Class C
Six Months Ended December 31, 2012 (Unaudited)	25.14	0.05	(f)(g)	2.08	2.13	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07	(f)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(f)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(f)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(f)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	25.18	0.10	(f)(g)	2.07	2.17	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(f)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(f)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(f)	3.42	3.57	—	—	—
November 3, 2008 (h) through June 30, 2009	16.34	0.20	(f)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	26.24	0.19	(f)(g)	2.19	2.38	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32	(f)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(f)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(f)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(f)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	26.01	0.16	(f)(g)	2.16	2.32	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26	(f)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(f)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(f)	3.49	3.73	— (i)	—	— (i)
Year Ended June 30, 2009	22.14	0.34	(f)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$27.55	8.75%	$2,462,934	1.23%	0.90	%(g)	1.38%	13%
25.80	4.92	1,986,930	1.24	0.83		1.41	30
24.76	31.96	1,979,270	1.23	0.81		1.39	41
18.91	24.08	1,705,572	1.23	1.04		1.40	34
15.24	(25.49)	1,600,044	1.25	1.71		1.42	47
21.91	(13.70)	2,661,377	1.25	0.66		1.42	31

27.07	8.47	36,202	1.74	0.26	(g)	1.88	13
25.16	4.40	57,100	1.75	0.30		1.91	30
24.10	31.33	90,427	1.74	0.30		1.89	41
18.38	23.44	96,966	1.74	0.53		1.90	34
14.89	(25.89)	108,114	1.75	1.21		1.92	47
21.39	(14.14)	163,091	1.75	0.15		1.92	31

26.89	8.49	427,944	1.74	0.37	(g)	1.88	13
25.14	4.38	370,781	1.75	0.32		1.91	30
24.13	31.29	373,415	1.74	0.30		1.89	41
18.44	23.43	309,513	1.74	0.53		1.90	34
14.94	(25.88)	299,956	1.75	1.20		1.92	47
21.45	(14.11)	523,722	1.75	0.14		1.92	31

26.83	8.60	33,345	1.49	0.76	(g)	1.63	13
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41
18.63	23.71	1,441	1.49	0.77		1.65	34
15.06	(0.24)	294	1.50	2.12		1.69	47

27.99	9.04	4,599,177	0.74	1.39	(g)	0.98	13
26.24	5.43	3,543,900	0.74	1.33		1.01	30
25.19	32.66	2,812,296	0.74	1.29		0.99	41
19.22	24.68	1,913,930	0.74	1.52		1.00	34
15.43	(25.15)	1,424,004	0.75	2.26		1.02	47
22.31	(13.25)	1,777,057	0.75	1.16		1.02	31

27.76	8.91	2,268,061	0.98	1.14	(g)	1.13	13
26.01	5.20	1,836,012	0.98	1.09		1.16	30
24.97	32.29	1,513,926	0.98	1.05		1.14	41
19.07	24.35	1,061,308	0.98	1.29		1.15	34
15.34	(25.31)	766,965	1.00	2.05		1.18	47
22.14	(13.46)	721,777	1.00	0.90		1.16	31

(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.08, $(0.01), $0.01, $0.06, $0.15 and $0.12 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.61%, (0.03)%, 0.09%, 0.48%, 1.10% and 0.86% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$9.69	$(0.05	)(h)	$(0.10)	$(0.15)	$—	$—	$—
Year Ended June 30, 2012	9.81	(0.14	)(h)	0.02	(0.12)	—	—	—
Year Ended June 30, 2011	9.71	(0.16	)(h)	0.26	0.10	—	—	—
Year Ended June 30, 2010	10.21	(0.17	)(h)	(0.33)	(0.50)	—	—	—
Year Ended June 30, 2009	10.23	(0.08	)(h)	0.06	(0.02)	—	—	—
Year Ended June 30, 2008	11.24	0.28	(h)	(0.74)	(0.46)	(0.54)	(0.01)	(0.55)

Class B
Six Months Ended December 31, 2012 (Unaudited)	9.29	(0.08	)(h)	(0.10)	(0.18)	—	—	—
Year Ended June 30, 2012	9.47	(0.20	)(h)	0.02	(0.18)	—	—	—
Year Ended June 30, 2011	9.44	(0.23	)(h)	0.26	0.03	—	—	—
Year Ended June 30, 2010	10.01	(0.23	)(h)	(0.34)	(0.57)	—	—	—
Year Ended June 30, 2009	10.10	(0.15	)(h)	0.06	(0.09)	—	—	—
Year Ended June 30, 2008	11.07	0.17	(h)	(0.70)	(0.53)	(0.43)	(0.01)	(0.44)

Class C
Six Months Ended December 31, 2012 (Unaudited)	9.30	(0.08	)(h)	(0.10)	(0.18)	—	—	—
Year Ended June 30, 2012	9.48	(0.20	)(h)	0.02	(0.18)	—	—	—
Year Ended June 30, 2011	9.46	(0.23	)(h)	0.25	0.02	—	—	—
Year Ended June 30, 2010	10.02	(0.23	)(h)	(0.33)	(0.56)	—	—	—
Year Ended June 30, 2009	10.12	(0.15	)(h)	0.05	(0.10)	—	—	—
Year Ended June 30, 2008	11.07	0.19	(h)	(0.71)	(0.52)	(0.42)	(0.01)	(0.43)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	9.82	(0.04	)(h)	(0.10)	(0.14)	—	—	—
Year Ended June 30, 2012	9.91	(0.12	)(h)	0.03	(0.09)	—	—	—
Year Ended June 30, 2011	9.79	(0.14	)(h)	0.26	0.12	—	—	—
Year Ended June 30, 2010	10.27	(0.14	)(h)	(0.34)	(0.48)	—	—	—
Year Ended June 30, 2009	10.27	(0.05	)(h)	0.05	— (i)	—	—	—
Year Ended June 30, 2008	11.31	0.30	(h)	(0.73)	(0.43)	(0.60)	(0.01)	(0.61)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.48% and 1.90% for the six months ended December 31, 2012, 1.48% and 1.94% for the year ended June 30, 2012, 1.49% and 1.95% for 2011, 1.49% and 1.94% for 2010, 1.50% and 1.95% for 2009 and 1.51% and 1.93% for 2008; for Class B are 2.22% and 2.39 for the six months ended December 31, 2012, 2.23% and 2.45% for the year ended June 30, 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009 and 2.26% and 2.43% for 2008; for Class C are 2.22% and 2.39% for the six months ended December 31, 2012, 2.23% and 2.44% for the year ended June 30, 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009 and 2.26% and 2.43% for 2008; for Select Class are 1.23% and 1.65% for the six months ended December 31, 2012, 1.23% and 1.69% for the year ended June 30, 2012, 1.24% and 1.70% for 2011, 1.24% and 1.69% for 2010, 1.25% and 1.70% for 2009 and 1.25% and 1.67% for 2008, respectively.
(f)	Commencing on June 30, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund's portfolio turnover calculation excluded short sales.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)(g)	Portfolio turnover rate (including short sales) (b)(f)(g)

$9.54	(1.55)%	$19,603	3.30%	(1.00)%	3.72%	51%	119%
9.69	(1.22)	19,759	2.86	(1.42)	3.32	151	316
9.81	1.03	29,216	2.92	(1.65)	3.38	145	339
9.71	(4.90)	94,549	2.94	(1.65)	3.39	146	348
10.21	(0.20)	67,884	2.84	(0.79)	3.29	175	350
10.23	(4.00)	77,838	2.52	2.62	2.94	116	—

9.11	(1.94)	978	3.98	(1.76)	4.15	51	119
9.29	(1.90)	1,401	3.61	(2.18)	3.83	151	316
9.47	0.32	3,484	3.67	(2.47)	3.88	145	339
9.44	(5.69)	7,849	3.69	(2.39)	3.89	146	348
10.01	(0.89)	12,766	3.59	(1.55)	3.79	175	350
10.10	(4.77)	16,402	3.28	1.66	3.45	116	—

9.12	(1.94)	12,166	4.01	(1.75)	4.18	51	119
9.30	(1.90)	15,677	3.61	(2.17)	3.82	151	316
9.48	0.21	22,094	3.67	(2.46)	3.88	145	339
9.46	(5.59)	39,610	3.70	(2.39)	3.89	146	348
10.02	(0.99)	61,467	3.59	(1.54)	3.79	175	350
10.12	(4.71)	90,603	3.28	1.79	3.45	116	—

9.68	(1.43)	457,431	3.05	(0.77)	3.47	51	119
9.82	(0.91)	476,803	2.61	(1.17)	3.07	151	316
9.91	1.23	491,653	2.67	(1.39)	3.13	145	339
9.79	(4.67)	433,539	2.70	(1.39)	3.15	146	348
10.27	0.00	528,478	2.59	(0.45)	3.04	175	350
10.27	(3.73)	933,631	2.27	2.79	2.69	116	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$19.96	$0.15	(f)(g)	$1.42	$1.57	$(0.20)	$(0.09)	$(0.29)
Year Ended June 30, 2012	19.07	0.25	(f)	0.84	1.09	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.22	0.23	(f)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(f)	3.17	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2009	16.38	0.30	(f)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)

Class C
Six Months Ended December 31, 2012 (Unaudited)	19.91	0.08	(f)(g)	1.43	1.51	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	(f)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(f)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(f)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(f)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	19.99	0.19	(f)(g)	1.43	1.62	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	(f)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(f)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(f)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(f)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	20.00	0.17	(f)(g)	1.42	1.59	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	(f)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(f)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(f)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(f)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.13, $0.06, $0.17 and $0.15 for Class A, Class C, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 1.19%, 0.57%, 1.63% and 1.38% for Class A, Class C, Institutional Class and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$21.24	7.83%	$498,879	1.24%	1.38	%(g)	1.33%	12%
19.96	5.83	206,816	1.25	1.34		1.41	49
19.07	26.45	232,103	1.24	1.28		1.34	33
15.22	28.35	150,081	1.24	1.52		1.38	45
12.01	(24.82)	112,739	1.25	2.45		1.50	70
16.38	(14.42)	152,696	1.25	1.87		1.43	103

21.27	7.56	134,498	1.74	0.75	(g)	1.84	12
19.91	5.32	117,937	1.75	0.84		1.91	49
19.01	25.82	131,743	1.74	0.78		1.84	33
15.17	27.72	108,165	1.74	1.01		1.88	45
11.97	(25.19)	97,723	1.75	1.86		1.99	70
16.25	(14.86)	182,093	1.75	1.36		1.93	103

21.27	8.09	735,751	0.74	1.82	(g)	0.94	12
19.99	6.36	384,525	0.75	1.86		1.01	49
19.11	27.06	284,433	0.74	1.79		0.94	33
15.24	29.03	156,531	0.74	2.04		0.98	45
12.01	(24.41)	70,825	0.75	3.11		1.15	70
16.40	(13.97)	19,872	0.75	2.37		1.03	103

21.28	7.94	732,113	0.99	1.56	(g)	1.09	12
20.00	6.09	422,861	1.00	1.62		1.16	49
19.12	26.75	270,562	0.99	1.53		1.09	33
15.27	28.70	71,209	0.99	1.77		1.13	45
12.04	(24.62)	51,000	1.00	2.75		1.25	70
16.44	(14.19)	49,262	1.00	2.18		1.18	103

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Core Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Equity Fund	Class A, Class C, and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

Class R5 Shares and Class R6 Shares commenced operations on November 1, 2011 for the Mid Cap Growth Fund.

The investment objective of Growth Advantage Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Core Fund is to seek long-term capital appreciation.

The investment objective of Mid Cap Equity Fund is to seek long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital and secondarily, current income by investing primarily in equity securities.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in their prospectuses.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

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Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,476,892	$—	$—	$1,476,892

Mid Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$760,859	$—	$—	$760,859

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Mid Cap Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$927,944	$—	$—	$927,944

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,379,919	$—	$—	$1,379,919

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,926,940	$—	$—	$9,926,940

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$496,577	$—	$—	$496,577

Total Liabilities (a)	$(434,080)	$—	$—	$(434,080)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$2,075,479	$20,413	$—	$2,095,892

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of certain ADRs, the report values of which are evaluated prices. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2012.

B. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on securities sold short on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

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As of December 31, 2012, the Fund had outstanding short sales as listed on its SOI.

C. Securities Lending — Each Fund (except Mid Cap Core Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as lending agent for the Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Mid Cap Value Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Funds receive cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2012, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Mid Cap Equity Fund	$1
Mid Cap Growth Fund	2
Mid Cap Value Fund	2

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2012, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrowers		Total Value of Collateral Investments
Mid Cap Equity Fund	$1,043	$1,056	*	$1,056
Mid Cap Value Fund	3,616	3,656	*	3,656

*	Subsequent to December 31, 2012, additional collateral was received from borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the following Funds’ investment of collateral in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Mid Cap Equity Fund	$—	(a)
Mid Cap Growth Fund	1
Mid Cap Value Fund	2

(a)	Amount rounds to less than $1,000.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

D. Foreign Currency Translation — The books and records of the Multi-Cap Market Neutral Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from

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changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, which are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Core Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075%

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Core Fund	0.25	n/a	0.75	0.50%
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$27		$1
Mid Cap Core Fund	—	(a)	—
Mid Cap Equity Fund	3		—	(a)
Mid Cap Growth Fund	5		2
Mid Cap Value Fund	113		7
Multi-Cap Market Neutral Fund	1		—	(a)
Value Advantage Fund	31		1

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Core Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

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Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	n/a	n/a	1.10%
Mid Cap Core Fund	1.25	n/a	1.75	1.50%	0.80	0.75%	n/a	1.00
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	n/a	1.50
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

The expense limitation agreements were in effect for the six months ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory		Administration		Shareholder Servicing	Total
Growth Advantage Fund	$—		$—		$44	$44
Mid Cap Core Fund	—		57		—	57
Mid Cap Equity Fund	—		190		1,100	1,290
Mid Cap Growth Fund	473		619		249	1,341
Mid Cap Value Fund	2,043		3,833		2,276	8,152
Multi-Cap Market Neutral Fund	—	(a)	—	(a)	353	353
Value Advantage Fund	57		625		288	970

	Voluntary Waivers
	Investment Advisory		Administration		Shareholder Servicing	Total
Mid Cap Growth Fund	$—	(a)	—		—	—	(a)
Multi-Cap Market Neutral Fund	152		215		253	620

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2012 was as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$44
Mid Cap Core Fund	26
Mid Cap Equity Fund	28
Mid Cap Growth Fund	23
Mid Cap Value Fund	348
Multi-Cap Market Neutral Fund	52
Value Advantage Fund	66

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

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The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2012 the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended December 31, 2012, the Funds did not incur any brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$774,743	$661,377	$—	$—
Mid Cap Core Fund	469,088	93,962	—	—
Mid Cap Equity Fund	217,886	176,325	—	—
Mid Cap Growth Fund	471,605	584,880	—	—
Mid Cap Value Fund	2,305,189	1,062,031	—	—
Multi-Cap Market Neutral Fund	226,148	292,083	239,512	299,698
Value Advantage Fund	968,786	178,351	—	—

During the six months ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$1,197,964	$296,567	$17,639	$278,928
Mid Cap Core Fund	720,972	54,397	14,510	39,887
Mid Cap Equity Fund	754,714	183,083	9,853	173,230
Mid Cap Growth Fund	1,100,205	310,336	30,622	279,714
Mid Cap Value Fund	7,826,167	2,194,744	93,971	2,100,773
Multi-Cap Market Neutral Fund	449,153	58,876	11,452	47,424
Value Advantage Fund	1,871,079	239,761	14,948	224,813

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Mid Cap Core Fund	$636	$—

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

At June 30, 2012, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	Total
Mid Cap Value Fund	$—	$8,833	$117,351	$126,184	*
Multi-Cap Market Neutral Fund	65,985	—	—	65,985
Value Advantage Fund	—	—	13,485	13,485

*	Amount includes capital loss carryforwards from business combinations, which may be limited in future years.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Growth Advantage Fund and Mid Cap Core Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	n/a	32.8%
Mid Cap Core Fund	n/a	34.9
Multi-Cap Market Neutral Fund	90.2%	n/a
Value Advantage Fund	n/a	23.9

Additionally, Mid Cap Equity Fund and Mid Cap Growth Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

As of December 31, 2012, the Multi-Cap Market Neutral Fund pledged substantially all of its assets to Credit Suisse Group for securities sold short, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$1,046.50	$6.40	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,043.70	8.96	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class C
Actual	1,000.00	1,043.60	8.96	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R5
Actual	1,000.00	1,049.50	4.29	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Select Class
Actual	1,000.00	1,047.50	5.32	1.03
Hypothetical	1,000.00	1,020.01	5.24	1.03

Mid Cap Core Fund
Class A
Actual	1,000.00	1,059.70	6.44	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,056.80	9.02	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,058.20	7.73	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R5
Actual	1,000.00	1,062.20	4.11	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	93

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Core Fund (continued)
Class R6
Actual	$1,000.00	$1,062.10	$3.85	0.74%
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,061.50	5.14	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Mid Cap Equity Fund
Class A
Actual	1,000.00	1,079.10	6.50	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,076.40	9.11	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Select Class
Actual	1,000.00	1,080.90	4.67	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

Mid Cap Growth Fund
Class A
Actual	1,000.00	1,071.80	6.42	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class B
Actual	1,000.00	1,068.60	9.02	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class C
Actual	1,000.00	1,068.90	9.02	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class R2
Actual	1,000.00	1,070.70	7.25	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R5
Actual	1,000.00	1,074.30	4.13	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R6
Actual	1,000.00	1,074.20	3.87	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,073.40	4.81	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92

Mid Cap Value Fund
Class A
Actual	1,000.00	1,087.50	6.47	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class B
Actual	1,000.00	1,084.70	9.14	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class C
Actual	1,000.00	1,084.90	9.14	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,086.00	7.83	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49

94	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Institutional Class
Actual	$1,000.00	$1,090.40	$3.90	0.74%
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,089.10	5.16	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	984.50	16.51	3.30
Hypothetical	1,000.00	1,008.57	16.71	3.30
Class B
Actual	1,000.00	980.60	19.87	3.98
Hypothetical	1,000.00	1,005.14	20.12	3.98
Class C
Actual	1,000.00	980.60	20.02	4.01
Hypothetical	1,000.00	1,004.99	20.27	4.01
Select Class
Actual	1,000.00	985.70	15.27	3.05
Hypothetical	1,000.00	1,009.83	15.45	3.05

Value Advantage Fund
Class A
Actual	1,000.00	1,078.30	6.50	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,075.60	9.10	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Institutional Class
Actual	1,000.00	1,080.90	3.88	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,079.40	5.19	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	95

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of each of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them,

96	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. With respect to the Mid Cap Growth Fund and Mid Cap Value Fund, the Trustees also considered the fees paid to JPMCB, the former securities lending agent during the review period. Effective March 1, 2011, these Funds retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds in a report prepared by Lipper. The

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	97

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance was in the second, third, and second quintiles for both Class A and Select Class shares for the one-, three- and five year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Core Fund’s performance was in the first quintile for both Class A shares and Select Class shares for the one-year period ended December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s performance was in the third quintile for Class A shares for the one-year period ended December 31, 2011, and in the third, first and first quintiles for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s performance was in the fourth, third and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Value Fund’s performance was in the first, second and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance was in the third, fourth and fifth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Advisor provide additional Fund performance information to be reviewed with the members of the money market and alternative products subcommittee at each of their regular meetings over the course of next year.

The Trustees noted that the Value Advantage Fund’s performance was in the second, first and first quintiles for Class A shares and in the first quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s

98	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Core Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select shares were in the third and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, respectively, and actual total expenses for both Class A and Select Class shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	99

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2013. All rights reserved. December 2012.

SAN-MC-1212

J.P. Morgan Funds

Semi-Annual Report

December 31, 2012

JPMorgan Equity Focus Fund

JPMorgan U.S. Large Cap Core Plus Fund II

J.P. Morgan Funds

Semi-Annual Report

December 31, 2012 (Unaudited)

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Funds, including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan Funds

CEO’s Letter (Unaudited)

January 23, 2013

Dear Shareholder:

Despite periods
of volatility, equity markets in most parts of the world rallied during the six months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. Treasury Yields Remain Low

Yields for U.S. Treasury securities remained at historically low levels throughout the six-month period. The yield for 10-year U.S.
Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended December 31, 2012.

International Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank
(“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the six months ended December 31, 2012.

Investment Implications for the U.S. Debt and Deficit Negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management,
thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W.
Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

1

JPMorgan Equity Focus Fund

Fund Summary

For the six months ended December 31, 2012 (Unaudited)

Reporting Period Return:

Fund (Select Class Shares)*

5.17
%

S&P 500 Index (Primary Benchmark)

5.95
%

Net Assets as of 12/31/2012

$
3,331,553

Investment objective** and strategies

The Fund seeks long term capital appreciation. The Fund invests in a limited number of U.S. equity securities, generally not more than 40. In choosing securities, the Fund seeks to invest in companies with one or more of the following characteristics: a durable franchise, a sustainable competitive position relative to its peers, a market leader, a strong management team focused on increasing shareholder value and a strong balance sheet. The size of the allocation of the Fund to growth and value securities will vary based on market conditions, and the convictions of the adviser, each ranging from 35% to 65% of the equity investments in the
Fund.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

PORTFOLIO COMPOSITION BY SECTOR***

1. Apple, Inc.

5.4
%

Financials

24.0
%

2. Loews Corp.

5.2

Information Technology

19.9

3. Biogen Idec, Inc.

4.9

Consumer Discretionary

16.3

4. Pfizer, Inc.

4.9

Health Care

13.8

5. Kansas City Southern

4.8

Energy

9.8

6. Berkshire Hathaway, Inc., Class B

4.7

Industrials

7.2

7. priceline.com, Inc.

4.3

Consumer Staples

3.8

8. American International Group, Inc.

4.1

Telecommunication Services

1.5

9. Google, Inc., Class A

4.0

Materials

1.0

10. EMC Corp.

3.8

Short-Term Investment

2.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**
The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***
Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

2

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012 (Unaudited)

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

SINCE INCEPTION

CLASS A SHARES

7/29/11

Without Sales Charge

5.07
%

18.08
%

7.40
%

With Sales Charge**

(0.42
)

11.87

3.42

CLASS C SHARES

7/29/11

Without CDSC

4.70

17.38

6.83

With CDSC***

3.70

16.38

6.83

SELECT SHARES

7/29/11

5.17

18.34

7.65

*
Not annualized.

**
Sales Charge for Class A Shares is 5.25%.

***
Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

3

JPMorgan Equity Focus Fund

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative
performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index and the Lipper Large-Cap Growth Funds Index from July 29, 2011 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper
Large-Cap Growth Funds Index represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

JPMorgan U. S. Large Cap Core Plus Fund II

Fund Summary

For the six months ended
December 31, 2012 (Unaudited)

Reporting Period Return:

Fund (Institutional Class Shares)*

9.32
%

S&P 500 Index (Primary Benchmark)

5.95
%

Net Assets as of 12/31/2012

$
4,033,461

Investment objective** and strategies

The Fund seeks to provide a high total return from a portfolio of selected equity securities with a secondary focus on maximizing after-tax return. The Fund will take long and short positions in equity securities of U.S. large-cap companies in an effort to increase the Fund’s return relative to the S&P 500 Index, the Fund’s benchmark, and to traditional large-cap strategies which do not have the ability to sell stock short, while keeping the Fund’s net exposure to the equity market at a level similar to a traditional “long-only” strategy. The Fund will manage both its long and short positions in a manner that seeks to maximize after-tax return. In combining these approaches, the Fund not only endeavors to outperform traditional “long-only” strategies, but also “long-only” tax aware strategies.

  TOP TEN LONG POSITIONS OF THE
PORTFOLIO***

  LONG POSITION PORTFOLIO
COMPOSITION BY SECTOR***

1.

Apple, Inc.

4.2
%

Information Technology

19.3
%

2.

Microsoft Corp.

2.5

Consumer Discretionary

16.3

3.

Time Warner, Inc.

2.3

Financials

15.1

4.

Wells Fargo & Co.

2.3

Health Care

13.5

5.

Pfizer, Inc.

2.0

Energy

11.8

6.

Oracle Corp.

1.9

Industrials

8.8

7.

Google, Inc., Class A

1.8

Consumer Staples

6.1

8.

United Technologies Corp.

1.7

Materials

3.9

9.

Exxon Mobil Corp.

1.7

Utilities

2.9

10.

Merck & Co., Inc.

1.6

Telecommunication Services

1.3

Short-Term Investment

1.0

5

  TOP TEN SHORT POSITIONS OF THE
PORTFOLIO****

  SHORT POSITION PORTFOLIO
COMPOSITION BY SECTOR****

1.

Hershey Co. (The)

4.5
%

Industrials

17.9
%

2.

General Electric Co.

4.0

Consumer Staples

15.4

3.

Danaher Corp.

3.5

Financials

13.4

4.

Zimmer Holdings, Inc.

3.0

Health Care

12.2

5.

H.J. Heinz Co.

2.9

Utilities

9.8

6.

Eli Lilly & Co.

2.8

Information Technology

9.7

7.

Intel Corp.

2.7

Energy

8.5

8.

Bristol-Myers Squibb Co.

2.6

Consumer Discretionary

6.8

9.

Wal-Mart Stores, Inc.

2.5

Materials

6.3

10.

Consolidated Edison, Inc.

2.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**
The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***
Percentages indicated are based upon total long investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

****
Percentages indicated are based upon total short investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

6

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012 (Unaudited)

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

SINCE INCEPTION

CLASS A SHARES

10/3/11

Without Sales Charge

9.16
%

17.85
%

26.40
%

With Sales Charge**

3.45

11.66

21.04

CLASS C SHARES

10/3/11

Without CDSC

8.90

17.25

25.76

With CDSC***

7.90

16.25

25.76

INSTITUTIONAL CLASS SHARES

10/3/11

9.32

18.21

26.87

SELECT CLASS SHARES

10/3/11

9.29

18.12

26.70

*
Not annualized.

**
Sales Charge for Class A Shares is 5.25%.

***
Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

7

JP Morgan U.S. Large Cap Core Plus Fund II

The Fund commenced operations on October 3, 2011.

The graph illustrates comparative
performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund II, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from October 3, 2011 to December 31, 2012.
The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance for the indices reflects an initial investment at the end of the month closest to the
Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index. The Lipper Extended U.S. Large-Cap Core
Funds Average represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012
(Unaudited)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 97.8%

Consumer Discretionary — 16.3%

Hotels, Restaurants & Leisure — 2.6%

1,650

Starbucks Corp.

88,473

Internet & Catalog Retail — 8.0%

490

Amazon.com, Inc. (a)

123,059

230

priceline.com, Inc. (a)

142,876

265,935

Multiline Retail — 3.1%

2,400

Kohl’s Corp.

103,152

Specialty Retail — 2.6%

245

AutoZone, Inc. (a)

86,835

Total Consumer Discretionary

544,395

Consumer Staples — 3.8%

Food & Staples Retailing — 2.4%

2,199

Walgreen Co.

81,385

Household Products — 1.4%

680

Procter & Gamble Co. (The)

46,165

Total Consumer Staples

127,550

Energy — 9.8%

Energy Equipment & Services — 2.8%

1,640

Cameron International Corp. (a)

92,594

Oil, Gas & Consumable Fuels — 7.0%

2,313

Devon Energy Corp.

120,369

1,128

Energen Corp.

50,862

1,777

Kinder Morgan, Inc.

62,781

234,012

Total Energy

326,606

Financials — 24.2%

Capital Markets — 5.2%

1,382

Ameriprise Financial, Inc.

86,555

6,085

Charles Schwab Corp. (The)

87,380

173,935

Commercial Banks — 4.8%

550

M&T Bank Corp.

54,159

3,100

Wells Fargo & Co.

105,958

160,117

Insurance — 14.2%

3,924

American International Group, Inc. (a)

138,517

1,763

Berkshire Hathaway, Inc., Class B (a)

158,141

4,284

Loews Corp.

174,573

471,231

Total Financials

805,283

SHARES

SECURITY DESCRIPTION

VALUE($)

Health Care — 13.9%

Biotechnology — 7.3%

1,125

Biogen Idec, Inc. (a)

165,004

1,080

Gilead Sciences, Inc. (a)

79,326

244,330

Health Care Providers & Services — 1.6%

970

Express Scripts Holding Co. (a)

52,380

Pharmaceuticals — 5.0%

6,579

Pfizer, Inc.

165,001

Total Health Care

461,711

Industrials — 7.2%

Aerospace & Defense — 2.4%

1,000

United Technologies Corp.

82,010

Road & Rail — 4.8%

1,909

Kansas City Southern

159,364

Total Industrials

241,374

Information Technology — 20.0%

Computers & Peripherals — 9.2%

340

Apple, Inc.

181,230

5,009

EMC Corp. (a)

126,728

307,958

Internet Software & Services — 4.0%

187

Google, Inc., Class A (a)

132,652

IT Services — 1.9%

1,020

Teradata Corp. (a)

63,128

Semiconductors & Semiconductor Equipment — 3.2%

2,780

ARM Holdings plc, (United Kingdom), ADR

105,167

Software — 1.7%

340

Salesforce.com, Inc. (a)

57,154

Total Information Technology

666,059

Materials — 1.1%

Containers & Packaging — 1.1%

500

Rock-Tenn Co., Class A

34,955

Telecommunication Services — 1.5%

Diversified Telecommunication Services — 1.5%

1,148

Verizon Communications, Inc.

49,674

Total Common Stocks (Cost $2,928,173)

3,257,607

SEE NOTES TO
FINANCIAL STATEMENTS.

9

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

SHARES

SECURITY DESCRIPTION

VALUE($)

Short-Term Investment — 2.7%

Investment Company — 2.7%

89,463

JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $89,463)

89,463

Total Investments — 100.5% (Cost $3,017,636)

3,347,070

Liabilities in Excess of Other Assets — (0.5)%

(15,517
)

NET ASSETS — 100.0%

$
3,331,553

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL
STATEMENTS.

10

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES

SECURITY DESCRIPTION

VALUE($)

Long Positions — 117.4% (j)

Common Stocks — 116.2%

Consumer Discretionary — 19.1%

Auto Components — 1.2%

934

Johnson Controls, Inc.

28,674

338

TRW Automotive Holdings Corp. (a)

18,120

46,794

Automobiles — 1.2%

1,625

General Motors Co. (a)

46,849

Hotels, Restaurants & Leisure — 1.6%

140

Carnival Corp.

5,148

580

Royal Caribbean Cruises Ltd.

19,720

619

Yum! Brands, Inc.

41,101

65,969

Household Durables — 0.8%

370

Lennar Corp., Class A

14,308

21

NVR, Inc. (a)

19,320

33,628

Internet & Catalog Retail — 1.4%

188

Amazon.com, Inc. (a)

47,214

177

Expedia, Inc.

10,877

58,091

Media — 6.7%

1,147

CBS Corp. (Non-Voting), Class B

43,643

1,984

Comcast Corp., Class A

71,325

652

DISH Network Corp., Class A

23,733

218

Time Warner Cable, Inc.

21,188

2,281

Time Warner, Inc.

109,100

268,989

Multiline Retail — 1.0%

703

Target Corp.

41,596

Specialty Retail — 4.2%

84

AutoZone, Inc. (a)

29,772

1,011

Home Depot, Inc. (The)

62,530

1,805

Lowe’s Cos., Inc.

64,114

213

Ross Stores, Inc.

11,534

167,950

Textiles, Apparel & Luxury Goods — 1.0%

249

Coach, Inc.

13,822

79

Lululemon Athletica, Inc., (Canada) (a)

6,022

141

V.F. Corp.

21,287

41,131

Total Consumer Discretionary

770,997

SHARES

SECURITY DESCRIPTION

VALUE($)

Consumer Staples — 7.2%

Beverages — 1.5%

104

Beam, Inc.

6,353

1,052

Coca-Cola Co. (The)

38,135

250

PepsiCo, Inc.

17,108

61,596

Food & Staples Retailing — 0.7%

158

Costco Wholesale Corp.

15,605

368

Walgreen Co.

13,620

29,225

Food Products — 1.6%

294

Archer-Daniels-Midland Co.

8,053

513

General Mills, Inc.

20,730

223

Kellogg Co.

12,455

969

Mondelez International, Inc., Class A

24,680

65,918

Household Products — 1.9%

179

Colgate-Palmolive Co.

18,713

834

Procter & Gamble Co. (The)

56,620

75,333

Tobacco — 1.5%

699

Philip Morris International, Inc.

58,464

Total Consumer Staples

290,536

Energy — 13.9%

Energy Equipment & Services — 3.1%

189

Baker Hughes, Inc.

7,719

505

Cameron International Corp. (a)

28,512

221

Ensco plc, (United Kingdom), Class A

13,101

408

Rowan Cos. plc, Class A (a)

12,758

874

Schlumberger Ltd.

60,559

122,649

Oil, Gas & Consumable Fuels — 10.8%

407

Anadarko Petroleum Corp.

30,244

1,208

Cheniere Energy, Inc. (a)

22,686

211

Chevron Corp.

22,818

450

Energen Corp.

20,291

365

EOG Resources, Inc.

44,088

914

Exxon Mobil Corp.

79,107

701

Kinder Morgan, Inc.

24,766

400

Marathon Petroleum Corp.

25,200

868

Occidental Petroleum Corp.

66,498

361

Phillips 66

19,169

244

Pioneer Natural Resources Co.

26,008

525

Valero Energy Corp.

17,913

SEE NOTES TO
FINANCIAL STATEMENTS.

11

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF
DECEMBER 31, 2012 (Unaudited) (continued)

SHARES

SECURITY DESCRIPTION

VALUE($)

Long Positions — Continued

Oil, Gas & Consumable Fuels — Continued

1,160

Williams Cos., Inc. (The)

37,978

436,766

Total Energy

559,415

Financials — 17.7%

Capital Markets — 3.7%

105

Ameriprise Financial, Inc.

6,576

355

Goldman Sachs Group, Inc. (The)

45,284

1,926

Invesco Ltd.

50,249

443

State Street Corp.

20,825

1,513

TD Ameritrade Holding Corp.

25,434

148,368

Commercial Banks — 2.8%

290

East West Bancorp, Inc.

6,232

3,167

Wells Fargo & Co.

108,248

114,480

Consumer Finance — 0.8%

307

American Express Co.

17,647

238

Capital One Financial Corp.

13,787

31,434

Diversified Financial Services — 4.6%

6,378

Bank of America Corp.

73,985

1,398

Citigroup, Inc.

55,305

888

CME Group, Inc.

45,030

105

IntercontinentalExchange, Inc. (a)

13,000

187,320

Insurance — 4.9%

819

ACE Ltd., (Switzerland)

65,356

471

American International Group, Inc. (a)

16,626

280

Axis Capital Holdings Ltd., (Bermuda)

9,699

736

Hartford Financial Services Group, Inc.

16,516

1,937

MetLife, Inc.

63,805

341

Prudential Financial, Inc.

18,186

252

XL Group plc, (Ireland)

6,315

196,503

Real Estate Investment Trusts (REITs) — 0.9%

50

Alexandria Real Estate Equities, Inc.

3,466

80

American Campus Communities, Inc.

3,690

224

Apartment Investment & Management Co., Class A

6,062

175

Highwoods Properties, Inc.

5,854

50

Liberty Property Trust

1,789

76

Post Properties, Inc.

3,796

28

Public Storage

4,059

25

Simon Property Group, Inc.

3,952

SHARES

SECURITY DESCRIPTION

VALUE($)

Real Estate Investment Trusts (REITs) — Continued

39

SL Green Realty Corp.

2,989

35,657

Total Financials

713,762

Health Care — 15.8%

Biotechnology — 3.4%

403

Biogen Idec, Inc. (a)

59,108

687

Celgene Corp. (a)

54,081

133

Onyx Pharmaceuticals, Inc. (a)

10,045

312

Vertex Pharmaceuticals, Inc. (a)

13,085

136,319

Health Care Equipment & Supplies — 2.2%

1,500

Boston Scientific Corp. (a)

8,595

1,287

CareFusion Corp. (a)

36,783

756

Covidien plc, (Ireland)

43,651

89,029

Health Care Providers & Services — 3.3%

608

Cardinal Health, Inc.

25,037

241

Cigna Corp.

12,884

241

DaVita HealthCare Partners, Inc. (a)

26,638

335

Humana, Inc.

22,991

865

UnitedHealth Group, Inc.

46,918

134,468

Health Care Technology — 0.2%

124

Cerner Corp. (a)

9,627

Life Sciences Tools & Services — 0.4%

82

Mettler-Toledo International, Inc. (a)

15,851

Pharmaceuticals — 6.3%

226

Allergan, Inc.

20,731

680

Johnson & Johnson

47,668

1,832

Merck & Co., Inc.

75,002

126

Mylan, Inc. (a)

3,463

3,743

Pfizer, Inc.

93,874

210

Valeant Pharmaceuticals International, Inc., (Canada) (a)

12,552

253,290

Total Health Care

638,584

Industrials — 10.4%

Aerospace & Defense — 2.9%

571

Honeywell International, Inc.

36,241

976

United Technologies Corp.

80,042

116,283

Building Products — 0.6%

1,388

Masco Corp.

23,124

SEE NOTES TO
FINANCIAL STATEMENTS.

12

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF
DECEMBER 31, 2012 (Unaudited) (continued)

SHARES

SECURITY DESCRIPTION

VALUE($)

Long Positions — Continued

Commercial Services & Supplies — 0.8%

1,052

Tyco International Ltd., (Switzerland)

30,771

Construction & Engineering — 1.4%

845

Fluor Corp.

49,635

213

Quanta Services, Inc. (a)

5,813

55,448

Electrical Equipment — 1.6%

170

Eaton Corp. plc, (Ireland)

9,214

1,087

Emerson Electric Co.

57,568

66,782

Machinery — 1.8%

1,032

PACCAR, Inc.

46,657

337

Pentair Ltd., (Switzerland)

16,563

137

SPX Corp.

9,611

72,831

Road & Rail — 0.9%

849

CSX Corp.

16,751

154

Union Pacific Corp.

19,361

36,112

Trading Companies & Distributors — 0.4%

82

W.W. Grainger, Inc.

16,594

Total Industrials

417,945

Information Technology — 22.7%

Communications Equipment — 3.5%

2,648

Cisco Systems, Inc.

52,033

829

Juniper Networks, Inc. (a)

16,307

1,158

QUALCOMM, Inc.

71,819

140,159

Computers & Peripherals — 5.2%

374

Apple, Inc.

199,353

307

NetApp, Inc. (a)

10,300

209,653

Internet Software & Services — 3.1%

286

Baidu, Inc., (China), ADR (a)

28,683

118

Google, Inc., Class A (a)

83,705

123

LinkedIn Corp., Class A (a)

14,123

126,511

IT Services — 2.5%

592

Cognizant Technology Solutions Corp., Class A (a)

43,838

469

Genpact Ltd.

7,269

99

MasterCard, Inc., Class A

48,637

99,744

SHARES

SECURITY DESCRIPTION

VALUE($)

Semiconductors & Semiconductor Equipment — 1.7%

292

Altera Corp.

10,057

347

ASML Holding N.V., (Netherlands)

22,350

1,057

Broadcom Corp., Class A (a)

35,103

67,510

Software — 6.7%

656

Adobe Systems, Inc. (a)

24,718

372

Citrix Systems, Inc. (a)

24,459

238

MICROS Systems, Inc. (a)

10,101

4,476

Microsoft Corp.

119,643

2,646

Oracle Corp.

88,165

139

Splunk, Inc. (a)

4,034

271,120

Total Information Technology

914,697

Materials — 4.6%

Chemicals — 3.1%

587

Air Products & Chemicals, Inc.

49,320

542

Georgia Gulf Corp.

22,374

374

LyondellBasell Industries N.V., (Netherlands), Class A

21,352

246

Mosaic Co. (The)

13,931

116

PPG Industries, Inc.

15,700

122,677

Containers & Packaging — 0.2%

263

Crown Holdings, Inc. (a)

9,681

Metals & Mining — 1.3%

506

Freeport-McMoRan Copper & Gold, Inc.

17,305

973

Walter Energy, Inc.

34,911

52,216

Total Materials

184,574

Telecommunication Services — 1.5%

Diversified Telecommunication Services — 1.5%

1,420

Verizon Communications, Inc.

61,443

Utilities — 3.3%

Electric Utilities — 2.2%

19

American Electric Power Co., Inc.

811

400

Edison International

18,076

700

Exelon Corp.

20,818

455

NextEra Energy, Inc.

31,482

896

NV Energy, Inc.

16,253

87,440

Multi-Utilities — 1.0%

785

NiSource, Inc.

19,539

SEE NOTES TO
FINANCIAL STATEMENTS.

13

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF
DECEMBER 31, 2012 (Unaudited) (continued)

SHARES

SECURITY DESCRIPTION

VALUE($)

Long Positions — Continued

Multi-Utilities — Continued

310

Sempra Energy

21,991

41,530

Water Utilities — 0.1%

161

American Water Works Co., Inc.

5,978

Total Utilities

134,948

Total Common Stocks (Cost $3,842,066)

4,686,901

Short-Term Investment — 1.2%

Investment Company — 1.2%

46,703

JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $46,703)

46,703

Total Investments — 117.4%

(Cost $3,888,769)

4,733,604

Liabilities in Excess of Other Assets — (17.4)%

(700,143
)

NET ASSETS — 100.0%

$
4,033,461

Short Positions — 17.2%

Common Stocks — 17.2%

Consumer Discretionary — 1.2%

Household Durables — 0.2%

206

MDC Holdings, Inc.

7,572

Leisure Equipment & Products — 0.4%

260

Hasbro, Inc.

9,334

138

Mattel, Inc.

5,053

14,387

Media — 0.5%

1,151

Interpublic Group of Cos., Inc. (The)

12,684

179

Omnicom Group, Inc.

8,943

21,627

Specialty Retail — 0.1%

90

CarMax, Inc. (a)

3,379

Total Consumer Discretionary

46,965

Consumer Staples — 2.6%

Beverages — 0.1%

85

Brown-Forman Corp., Class B

5,376

Food & Staples Retailing — 0.4%

257

Wal-Mart Stores, Inc.

17,535

Food Products — 1.3%

353

H.J. Heinz Co.

20,361

SHARES

SECURITY DESCRIPTION

VALUE($)

Food Products — Continued

429

Hershey Co. (The)

30,983

51,344

Household Products — 0.4%

281

Church & Dwight Co., Inc.

15,053

Tobacco — 0.4%

387

Altria Group, Inc.

12,160

138

Reynolds American, Inc.

5,717

17,877

Total Consumer Staples

107,185

Energy — 1.5%

Energy Equipment & Services — 0.4%

147

Diamond Offshore Drilling, Inc.

9,990

140

FMC Technologies, Inc. (a)

5,996

15,986

Oil, Gas & Consumable Fuels — 1.1%

272

CONSOL Energy, Inc.

8,731

84

Kinder Morgan Management LLC (a)

6,339

255

TransCanada Corp., (Canada)

12,067

337

Ultra Petroleum Corp. (a)

6,110

674

WPX Energy, Inc. (a)

10,029

43,276

Total Energy

59,262

Financials — 2.3%

Capital Markets — 0.6%

340

Bank of New York Mellon Corp. (The)

8,738

66

BlackRock, Inc.

13,643

22,381

Commercial Banks — 0.1%

152

Associated Banc-Corp.

1,994

154

Old National Bancorp

1,828

79

Trustmark Corp.

1,775

5,597

Insurance — 0.8%

110

Aflac, Inc.

5,843

86

Allstate Corp. (The)

3,454

758

Progressive Corp. (The)

15,994

90

Travelers Cos., Inc. (The)

6,464

31,755

Real Estate Investment Trusts (REITs) — 0.8%

900

DCT Industrial Trust, Inc.

5,841

244

Douglas Emmett, Inc.

5,685

40

Federal Realty Investment Trust

4,161

SEE NOTES TO
FINANCIAL STATEMENTS.

14

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF
DECEMBER 31, 2012 (Unaudited) (continued)

SHARES

SECURITY DESCRIPTION

VALUE($)

Short Positions — Continued

Real Estate Investment Trusts (REITs) — Continued

77

Mid-America Apartment Communities, Inc.

4,986

231

UDR, Inc.

5,493

48

Vornado Realty Trust

3,844

130

Weingarten Realty Investors

3,480

33,490

Total Financials

93,223

Health Care — 2.1%

Biotechnology — 0.1%

76

Medivation, Inc. (a)

3,888

Health Care Equipment & Supplies — 1.1%

100

Becton, Dickinson & Co.

7,819

140

Medtronic, Inc.

5,743

134

Varian Medical Systems, Inc. (a)

9,412

314

Zimmer Holdings, Inc.

20,931

43,905

Pharmaceuticals — 0.9%

550

Bristol-Myers Squibb Co.

17,925

391

Eli Lilly & Co.

19,284

37,209

Total Health Care

85,002

Industrials — 3.1%

Aerospace & Defense — 0.6%

84

Boeing Co. (The)

6,330

110

Lockheed Martin Corp.

10,152

112

Raytheon Co.

6,447

22,929

Electrical Equipment — 0.3%

140

Rockwell Automation, Inc.

11,759

Industrial Conglomerates — 1.3%

433

Danaher Corp.

24,205

1,310

General Electric Co.

27,497

51,702

Machinery — 0.4%

55

Dover Corp.

3,614

160

Illinois Tool Works, Inc.

9,729

80

Ingersoll-Rand plc, (Ireland)

3,837

17,180

Road & Rail — 0.3%

65

J.B. Hunt Transport Services, Inc.

3,881

140

Norfolk Southern Corp.

8,658

12,539

SHARES

SECURITY DESCRIPTION

VALUE($)

Trading Companies & Distributors — 0.2%

166

Fastenal Co.

7,750

Total Industrials

123,859

Information Technology — 1.6%

Computers & Peripherals — 0.1%

137

Seagate Technology plc, (Ireland)

4,176

Internet Software & Services — 0.1%

160

AOL, Inc. (a)

4,738

IT Services — 0.4%

101

Automatic Data Processing, Inc.

5,758

57

International Business Machines Corp.

10,918

16,676

Semiconductors & Semiconductor Equipment — 0.7%

910

Intel Corp.

18,773

143

Microchip Technology, Inc.

4,661

199

Texas Instruments, Inc.

6,157

29,591

Software — 0.3%

199

Intuit, Inc.

11,840

Total Information Technology

67,021

Materials — 1.1%

Chemicals — 0.8%

292

Cabot Corp.

11,619

144

Praxair, Inc.

15,761

82

Sigma-Aldrich Corp.

6,033

33,413

Metals & Mining — 0.3%

267

Cliffs Natural Resources, Inc.

10,295

Total Materials

43,708

Utilities — 1.7%

Electric Utilities — 0.5%

62

Duke Energy Corp.

3,955

344

Southern Co. (The)

14,727

18,682

Gas Utilities — 0.1%

63

National Fuel Gas Co.

3,194

Multi-Utilities — 1.0%

295

Consolidated Edison, Inc.

16,384

440

Public Service Enterprise Group, Inc.

13,464

290

Wisconsin Energy Corp.

10,687

40,535

SEE NOTES TO
FINANCIAL STATEMENTS.

15

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF
DECEMBER 31, 2012 (Unaudited) (continued)

SHARES

SECURITY DESCRIPTION

VALUE($)

Short Positions — Continued

Water Utilities — 0.1%

224

Aqua America, Inc.

5,694

Total Utilities

68,105

Total Short Positions (Proceeds $692,455)

$
694,330

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL
STATEMENTS.

16

J.P. Morgan Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

ADR

—

American Depositary Receipt

(a)

—

Non-income producing security.

(b)

—

Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(j)

—

All or a portion of these securities are segregated for short sales.

(l)

—

The rate shown is the current yield as of December 31, 2012.

(m)

—

All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

17

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

Equity Focus Fund

U.S. Large Cap Core Plus Fund II

ASSETS:

Investments in non-affiliates, at value

$
3,257,607

$
4,686,901

Investments in affiliates, at value

89,463

46,703

Total investment securities, at value

3,347,070

4,733,604

Receivables:

Investment securities sold

—

55,430

Dividends from non-affiliates

—

3,749

Dividends from affiliates

7

4

Due from Advisor

4,773

14,843

Prepaid expenses

329

1,986

Total Assets

3,352,179

4,809,616

LIABILITIES:

Payables:

Due to custodian

—

43

Securities sold short, at value

—

694,330

Dividend expense to non-affiliates on securities sold short

—

950

Investment securities purchased

—

57,755

Interest expense to non-affiliates on securities sold short

—

388

Accrued liabilities:

Shareholder servicing fees

—

25

Distribution fees

46

56

Custodian and accounting fees

3,767

8,687

Trustees’ and Chief Compliance Officer’s fees

1

—

Transfer agent fees

1,766

2,068

Registration fees

2,070

2,550

Printing & mailing costs

1,637

—

Audit fees

11,271

9,060

Other

68

243

Total Liabilities

20,626

776,155

Net Assets

$
3,331,553

$
4,033,461

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

Equity Focus Fund

U.S. Large Cap Core Plus Fund II

NET ASSETS :

Paid-in-Capital

$
3,010,704

$
3,135,743

Accumulated undistributed (distributed in excess of) net investment income

(19
)

343

Accumulated net realized gains (losses)

(8,566
)

54,415

Net unrealized appreciation (depreciation)

329,434

842,960

Total Net Assets

$
3,331,553

$
4,033,461

Net Assets:

Class A

$
55,342

$
66,912

Class C

54,951

66,496

Institutional Class

—

3,832,934

Select Class

3,221,260

67,119

Total

$
3,331,553

$
4,033,461

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):

Class A

3,337

3,437

Class C

3,334

3,417

Institutional Class

—

196,812

Select Class

194,038

3,447

Net asset value: (a)

Class A - Redemption price per share

$
16.59

$
19.47

Class C - Offering price per share (b)

16.48

19.46

Institutional Class - Offering and redemption price per share

—

19.48

Select Class - Offering and redemption price per share

16.60

19.47

Class A maximum sales charge

5.25
%

5.25
%

  Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]

$
17.51

$
20.55

Cost of investments in non-affiliates

$
2,928,173

$
3,842,066

Cost of investments in affiliates

89,463

46,703

Proceeds from securities sold short

—

692,455

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

19

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Equity Focus Fund

U.S. Large Cap Core Plus Fund II

INVESTMENT INCOME:

Interest income from affiliates

$
—

$
339

Dividend income from non-affiliates

20,161

56,036

Dividend income from affiliates

58

—

Total investment income

20,219

56,375

EXPENSES:

Investment advisory fees

10,843

19,662

Administration fees

1,438

1,692

Distribution fees:

Class A

69

81

Class C

207

244

Shareholder servicing fees:

4,171

2,113

Class A

69

81

Class C

69

81

Institutional Class

—

1,868

Select Class

4,033

82

Custodian and accounting fees

13,265

27,485

Professional fees

25,795

36,266

Trustees’ and Chief Compliance Officer’s fees

21

13

Printing and mailing costs

—

743

Registration and filing fees

195

215

Transfer agent fees

1,888

3,104

Offering costs

2,115

9,383

Other

3,109

2,755

Dividend expense to non-affiliates on securities sold short

—

10,803

Interest expense to non-affiliates on securities sold short

—

2,513

Total expenses

63,116

117,071

Less amounts waived

(16,452
)

(23,323
)

Less expense reimbursements

(29,705
)

(63,250
)

Net expenses

16,959

30,498

Net investment income (loss)

3,260

25,877

REALIZED/UNREALIZED GAINS (LOSSES):

Net realized gain (loss) on transactions from:

Investments in non-affiliates

58,208

154,855

Securities sold short

—

(12,300
)

Net realized gains (losses)

58,208

142,555

Change in net unrealized appreciation/depreciation of:

Investments in non-affiliates

101,955

175,696

Securities sold short

—

541

Change in net unrealized appreciation/depreciation

101,955

176,237

Net realized/unrealized gains (losses)

160,163

318,792

Change in net assets resulting from operations

163,423

344,669

SEE NOTES TO FINANCIAL STATEMENTS.

20

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

Equity Focus Fund

U.S. Large Cap Core Plus Fund II

Six Months Ended 12/31/2012 (Unaudited)

Period Ended 6/30/2012(a)

Six Months Ended 12/31/2012 (Unaudited)

Period Ended 6/30/2012(b)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)

$
3,260

$
7,425

$
25,877

$
24,648

Net realized gain (loss)

58,208

(66,774
)

142,555

(2,579
)

Change in net unrealized appreciation/depreciation

101,955

227,479

176,237

666,723

Change in net assets resulting from operations

163,423

168,130

344,669

688,792

DISTRIBUTIONS TO SHAREHOLDERS:

Class A

From net investment income

—

(45
)

(412
)

(138
)

From net realized gains

—

—

(1,317
)

(107
)

Class C

From net investment income

—

(3
)

(97
)

(70
)

From net realized gains

—

—

(1,316
)

(107
)

Institutional Class

From net investment income

—

—

(37,933
)

(10,965
)

From net realized gains

—

—

(75,156
)

(6,095
)

Select Class

From net investment income

(5,374
)

(5,389
)

(570
)

(172
)

From net realized gains

—

—

(1,318
)

(107
)

Total distributions to shareholders

(5,374
)

(5,437
)

(118,119
)

(17,761
)

CAPITAL TRANSACTIONS:

Change in net assets resulting from capital transactions

5,374

3,005,437

118,119

3,017,761

NET ASSETS:

Change in net assets

163,423

3,168,130

344,669

3,688,792

Beginning of period

3,168,130

—

3,688,792

—

End of period

$
3,331,553

$
3,168,130

$
4,033,461

$
3,688,792

Accumulated undistributed (distributed in excess of) net investment income

$
(19
)

$
2,095

$
343

$
13,478

(a)	Commencement of operations was July 29, 2011.
(b)	Commencement of operations was October 3, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Equity Focus Fund			U.S. Large Cap Core Plus Fund II
	Six Months Ended 12/31/2012 (Unaudited)	Period Ended 6/30/2012(a)		Six Months Ended 12/31/2012 (Unaudited)	Period Ended 6/30/2012(b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000		$—	$50,000
Dividends and distributions reinvested	—	45		1,729	245

Change in net assets resulting from Class A capital transactions	$—	$50,045		$1,729	$50,245

Class C
Proceeds from shares issued	$—	$50,000		$—	$50,000
Dividends and distributions reinvested	—	3		1,413	177

Change in net assets resulting from Class C capital transactions	$—	$50,003		$1,413	$50,177

Institutional Class
Proceeds from shares issued	$—	$—		$—	$2,850,000
Dividends and distributions reinvested	—	—		113,089	17,060

Change in net assets resulting from Institutional Class capital transactions	$—	$—		$113,089	$2,867,060

Select Class
Proceeds from shares issued	$—	$2,900,000		$—	$50,000
Dividends and distributions reinvested	5,374	5,389		1,888	279

Change in net assets resulting from Select Class capital transactions	$5,374	$2,905,389		$1,888	$50,279

Total change in net assets resulting from capital transactions	$5,374	$3,005,437		$118,119	$3,017,761

SHARE TRANSACTIONS:
Class A
Issued	—	3,334		—	3,333
Reinvested	—	3		89	15

Change in Class A Shares	—	3,337		89	3,348

Class C
Issued	—	3,334		—	3,334
Reinvested	—	—	(c)	73	10

Change in Class C Shares	—	3,334		73	3,344

Institutional Class
Issued	—	—		—	190,000
Reinvested	—	—		5,790	1,022

Change in Institutional Class Shares	—	—		5,790	191,022

Select Class
Issued	—	193,333		—	3,333
Reinvested	319	386		97	17

Change in Select Class Shares	319	193,719		97	3,350

(a)	Commencement of operations was July 29, 2011.
(b)	Commencement of operations was October 3, 2011.
(c)	Amount rounds to less than 1 share.

SEE NOTES TO FINANCIAL STATEMENTS.

22

Statement of Cash Flows

For the six months ended December 31, 2012 (Unaudited)

U.S. Large Cap Core Plus Fund II
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$344,669
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(1,632,542)
Proceeds from disposition of investment securities	1,569,246
Covers of investment securities sold short	(752,342)
Proceeds from investment securities sold short	816,735
Purchases of short-term investments, net	(15,862)
Change in unrealized (appreciation) depreciation on investments	(175,696)
Change in unrealized (appreciation) depreciation on investment securities sold short	(541)
Net realized (gain) loss on investments	(154,855)
Net realized (gain) loss on investment securities sold short	12,300
Decrease in receivable for investment securities sold	1,302
Increase in due from Advisor	(4,871)
Decrease in prepaid expenses and other assets	7,397
Decrease in dividends receivable from non-affiliates	1,429
Increase in interest expense payable for securities sold short	100
Increase in payable for investment securities purchased	8,821
Increase in dividends expense payable for securities sold short	157
Decrease in accrued expenses and other liabilities	(25,490)

Net cash provided (used) by operating activities	(43)

Cash flows provided (used) by financing activities:
Due to custodian	(5)

Net cash provided (used) by financing activities	(5)

Net increase/decrease in cash	(48)

Cash:
Beginning of period	48

End of period	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $118,119.

The Fund paid $2,413 in interest expense to non-affiliates for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d) (e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)
Equity Focus Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$15.79	$— (g)	$0.80	$0.80	$—	$16.59	5.07%	$55,342	1.25%	(0.04)%	3.94%	27%
July 29, 2011 (h) through June 30, 2012	15.00	0.01	0.79	0.80	(0.01)	15.79	5.37	52,689	1.25	0.04	5.09	71
Class C
Six Months Ended December 31, 2012 (Unaudited)	15.73	(0.04)	0.79	0.75	—	16.48	4.77	54,951	1.75	(0.54)	4.44	27
July 29, 2011 (h) through June 30, 2012	15.00	(0.06)	0.79	0.73	— (g)	15.73	4.87	52,448	1.75	(0.46)	5.58	71
Select Class
Six Months Ended December 31, 2012 (Unaudited)	15.81	0.02	0.80	0.82	(0.03)	16.60	5.17	3,221,260	1.00	0.21	3.70	27
July 29, 2011 (h) through June 30, 2012	15.00	0.04	0.80	0.84	(0.03)	15.81	5.61	3,062,993	1.00	0.29	4.84	71

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2012.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

24

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance									Ratios/Supplemental data
		Investment operations				Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net invest- ment income (loss)		Net realized and unrealized gains (losses) on invest- ments	Total from invest- ment operations	Net invest- ment income	Net realized gain	Total distri- butions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (d) (e) (f)	Net investment income (loss) (e)		Expenses without waivers, reimburse- ments and earnings credits (including dividend and interest expense for securities sold short) (e) (f)	Portfolio turnover rate (excluding short sales)* (b)	Portfolio turnover rate (including short sales) (b)(g)
U.S. Large Cap Core Plus Fund II
Class A
Six Months Ended December 31, 2012 (Unaudited)	$18.31	0.09	(h)	$1.58	$1.67	$(0.12)	$(0.39)	$(0.51)	$19.47	9.16%	$66,912	1.92%	0.95	%(h)	6.09%	34%	52%
October 3, 2011(i) through June 30, 2012	15.00	0.07		3.31	3.38	(0.04)	(0.03)	(0.07)	18.31	22.60	61,309	1.70	0.55		5.66	48	80
Class C
Six Months Ended December 31, 2012 (Unaudited)	18.27	0.04	(h)	1.57	1.61	(0.03)	(0.39)	(0.42)	19.46	8.84	66,496	2.42	0.46	(h)	6.58	34	52
October 3, 2011(i) through June 30, 2012	15.00	0.01		3.31	3.32	(0.02)	(0.03)	(0.05)	18.27	22.19	61,082	2.20	0.05		6.14	48	80
Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	18.35	0.13	(h)	1.58	1.71	(0.19)	(0.39)	(0.58)	19.48	9.38	3,832,934	1.52	1.34	(h)	5.69	34	52
October 3, 2011(i) through June 30, 2012	15.00	0.13		3.31	3.44	(0.06)	(0.03)	(0.09)	18.35	22.99	3,504,978	1.30	0.95		5.28	48	80
Select Class
Six Months Ended December 31, 2012 (Unaudited)	18.33	0.11	(h)	1.59	1.70	(0.17)	(0.39)	(0.56)	19.47	9.29	67,119	1.67	1.19	(h)	5.83	34	52
October 3, 2011(i) through June 30, 2012	15.00	0.11		3.30	3.41	(0.05)	(0.03)	(0.08)	18.33	22.82	61,423	1.46	0.80		5.43	48	80

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2012.
(f)	The annualized net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.24% and 5.41% for the six months ended December 31, 2012 and 1.25% and 5.21% for the period ended June 30, 2012; for Class C are 1.74% and 5.90% for the six months ended December 31, 2012 and 1.75% and 5.68% for the period ended June 30, 2012; for Institutional Class are 0.84% and 5.01% for the six months ended December 31, 2012 and 0.85% and 4.83% for the period ended June 30, 2012; for Select Class are 0.99% and 5.15% for the six months ended December 31, 2012 and 1.00% and 4.98% for the period ended June 30, 2012.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.06, $0.02, $0.10 and $0.09 for Class A, Class C, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.70%, 0.21%, 1.09% and 0.94% for Class A, Class C, Institutional Class and Select Class Shares, respectively.
(i)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

25

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non- Diversified
Equity Focus Fund	Class A, Class C, and Select Class	Non-Diversified
U.S. Large Cap Core Plus Fund II	Class A, Class C, Institutional Class and Select Class	Diversified

The investment objective of the Equity Focus Fund is to seek long term capital appreciation.

The investment objective of the U.S. Large Cap Core Plus Fund II is to seek to provide a high total return from a portfolio of selected equity securities with a secondary focus on maximizing after-tax return.

The Equity Focus Fund commenced operations on July 29, 2011. Currently, the Fund is not publicly offered for investment.

The U.S. Large Cap Core Plus Fund II commenced operations on October 3, 2011. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief

26

Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Equity Focus Fund

		Level 2	Level 3
	Level 1	Other significant	Significant
	Quoted prices	observable inputs	unobservable inputs	Total
Total Investments in Securities (a)	$3,241,903	$105,167	$—	$3,347,070

U.S. Large Cap Core Plus Fund II

		Level 2	Level 3
	Level 1	Other significant	Significant
	Quoted prices	observable inputs	unobservable inputs	Total
Total Investments in Securities (b)	$4,733,604	$—	$—	$4,733,604

Total Liabilities (b)	$(694,330)	$—	$—	$(694,330)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of certain ADRs, the report values of which are evaluated prices. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2012.

27

B. Short Sales — The U.S Large Cap Core Plus Fund II engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on securities sold short on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of December 31, 2012, the U.S. Large Cap Core Plus Fund II had outstanding short sales as listed on its SOI.

C. Offering and Organization Costs — Total offering costs of approximately $29,000 for Equity Focus Fund and $37,000 for U.S. Large Cap Core Plus Fund II paid in connection with the offering of shares of the Funds were amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the fund, except that each class separately bears expenses related specifically to that class.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment

28

companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each fund is as follows:

Equity Focus Fund	0.65%
U.S. Large Cap Core Plus Fund II	1.00

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Equity Focus Fund	0.25%	0.75%
U.S. Large Cap Core Plus Fund II	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2012, the Distributor did not retain any front end sales charges or CDSCs.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional	Select Class
Equity Focus Fund	0.25%	0.25%	n/a	0.25%
U.S. Large Cap Core Plus Fund II	0.25	0.25	0.10%	0.25

29

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional	Select Class
Equity Focus Fund	1.25%	1.75%	n/a	1.00%
U.S. Large Cap Core Plus Fund II	1.25	1.75	0.85%	1.00

The expense limitation agreements were in effect for the six months ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013.

For the six months ended December 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Equity Focus Fund	$10,843	$1,438	$4,171	$16,452	$29,705
U.S. Large Cap Core Plus Fund II	19,663	1,694	1,966	23,323	63,250

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

There were no waivers resulting from investments in these money market funds for the period ended December 31, 2012.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2012, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

30

The Funds may use related party broker-dealers. For the six months ended December 31, 2012, the Funds did not incur any brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$939,399	$875,969	$—	$—
U.S. Large Cap Core Plus Fund II	1,632,542	1,569,246	816,735	752,342

During the six months ended December 31, 2012, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$3,017,636	$411,957	$82,523	$329,434
U.S. Large Cap Core Plus Fund II	3,888,769	859,569	14,734	844,835

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds may get carried forward indefinitely, and retain their character as short-term and/or long term losses.

At June 30, 2012, the following Fund had post-enactment net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Focus Fund	$40,995	$—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

31

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds’ shares are currently held by the Funds’ Advisor.

As of December 31, 2012, the U.S. Large Cap Core Plus Fund II pledged assets for securities sold short to UBS.

32

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of each Fund in the tables below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value, December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual	$1,000.00	$1,050.70	$6.46	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25

Class C
Actual	1,000.00	1,047.70	9.03	1.75
Hypothetical	1,000.00	1,016.43	8.89	1.75

Select Class
Actual	1,000.00	1,051.70	5.17	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

33

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2012	Ending Account Value, December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Large Cap Core Plus Fund II
Class A
Actual	1,000.00	1,091.60	10.12	1.92
Hypothetical	1,000.00	1,015.53	9.75	1.92

Class C
Actual	1,000.00	1,088.40	12.74	2.42
Hypothetical	1,000.00	1,013.01	12.28	2.42

Institutional Class
Actual	1,000.00	1,093.80	8.02	1.52
Hypothetical	1,000.00	1,017.54	7.73	1.52

Select Class
Actual	1,000.00	1,092.90	8.81	1.67
Hypothetical	1,000.00	1,016.79	8.49	1.67

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

34

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering approvals of advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of each of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review, particularly recognizing that each of the Funds had operated for less than a year. This information includes Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

35

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)(continued)

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

36

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)(continued)

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees considered each Fund’s performance against its respective benchmark index and peer funds, including the performance information provided for the Funds at regular Board meetings by the Advisor. The Trustees noted the performance of each Fund as compared with that of its benchmark index and its peer funds during the short timeframe since each Fund’s inception. The Trustees discussed the performance and investment strategy of each Fund with the Advisor and, based on this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Funds to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund (“Universe Group”). The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. The Trustees

37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)(continued)

recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Funds. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that actual total expenses for both Class A and Select Shares were in the fourth quintile of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Large Cap Core Plus Fund II’s net advisory fee for both Class A and Select Class shares was in the first quintile and that actual total expenses for Class A shares was in the first quintile and for Select Class shares was in the second quintile of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

38

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2012 (Unaudited)

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2012 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the six months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. treasury yields remain low

Yields for U.S. Treasury securities remained at historically low levels throughout the six-month period. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended December 31, 2012.

International stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the six months ended December 31, 2012.

Investment implications for the U.S. debt and deficit negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Accommodative policies from the U.S. Federal Reserve and improving economic data helped U.S. equity markets rally during the reporting period. In September, The U.S. Federal Reserve announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the equity rally, but U.S. stocks across most market capitalizations and investment styles finished the reporting period with gains. The S&P 500 Index returned 5.95% for the six months ended December 31, 2012. U.S. small-cap stocks outperformed the broader U.S. stock market, as the Russell 2000 Index returned 7.20%. U.S. small-cap value stocks outperformed U.S. small-cap growth stocks during the reporting period.

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	6.34%
Russell 2000 Growth Index	5.31%

Net Assets as of 12/31/2012 (In Thousands)	$366,274

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the health care and technology sectors was the main contributor to relative performance. The Fund’s stock selection in the producer durables and utilities sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Mellanox Technologies Ltd., Emeritus Corp. and Acadia Healthcare Co., Inc. Shares of Mellanox Technologies Ltd., which provides products that facilitate data transmission between servers, storage systems and communications infrastructure equipment, benefited from better-than-expected earnings. Shares of Emeritus Corp., an operator of senior living communities, benefited as investors reacted positively to the company’s acquisition of Nurse on Call. Shares of Acadia Healthcare Co., Inc., a provider of inpatient healthcare facilities, benefited from the company’s increased earnings.

Individual detractors from relative performance included the Fund’s positions in ServiceSource International, Inc., Bazaarvoice, Inc. and Boingo Wireless, Inc. Shares of ServiceSource International, Inc. declined after the computer services company’s outlook for its fourth-quarter earnings was lower than investors had expected. Shares of Bazaarvoice, Inc., a provider of social commerce solutions, declined following the resignation of the company’s chief executive officer. Shares of Boingo Wireless, Inc. declined after the software and programming company provided a disappointing outlook for its third-quarter earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals.

The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest underweight versus the Benchmark was in the consumer discretionary sector and the Fund’s largest overweight versus the Benchmark was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Acadia Healthcare Co., Inc.	1.6%
2.	Emeritus Corp.	1.6
3.	Rush Enterprises, Inc.	1.5
4.	Dril-Quip, Inc.	1.5
5.	Old Dominion Freight Line, Inc.	1.5
6.	Carlisle Cos., Inc.	1.4
7.	Trex Co., Inc.	1.4
8.	Acuity Brands, Inc.	1.4
9.	Dealertrack Technologies, Inc.	1.4
10.	OpenTable, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.1%
Industrials	22.5
Health Care	21.1
Consumer Discretionary	13.1
Financials	9.3
Energy	5.8
Consumer Staples	1.4
Telecommunication Services	0.9
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/19/97
Without Sales Charge		6.34%	11.87%	0.56%	7.94%
With Sales Charge**		0.77	6.00	(0.52)	7.36
CLASS B SHARES	5/19/97
Without CDSC		6.06	11.33	(0.01)	7.42
With CDSC***		1.06	6.33	(0.41)	7.42
CLASS C SHARES	1/7/98
Without CDSC		6.08	11.35	0.00	7.32
With CDSC****		5.08	10.35	0.00	7.32
SELECT CLASS SHARES	4/5/99	6.51	12.29	0.94	8.36

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	10.47%
Russell 2000 Index	7.20%

Net Assets as of 12/31/2012 (In Thousands)	$432,236

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund (Select Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the retail and finance sectors was the primary contributor to relative performance. The Fund’s stock selection in the semiconductors and real estate investment trusts (REITs) sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Conn’s, Inc., Ocwen Financial Corp. and JDA Software Group, Inc. Shares of Conn’s, Inc. benefited from the retail company’s strong second-quarter revenue, which was boosted by robust demand for furniture and mattresses. Shares of Ocwen Financial Corp., which provides loan servicing for residential and commercial mortgages, benefited as the U.S. housing market showed signs of recovery. Shares of JDA Software Group, Inc., a provider of enterprise software solutions, increased after the company was acquired by RedPrairie.

Individual detractors from relative performance included the Fund’s positions in Bridgepoint Education, Inc., Skyworks Solutions, Inc. and GT Advanced Technologies, Inc. Shares of Bridgepoint Education, Inc., a provider of postsecondary education services, declined following the announcement of a class action lawsuit against the company. Shares of Skyworks Solutions, Inc., which provides analog and mixed signal semiconductors that are used in many Apple products, declined on concerns about disappointing sales for the iPhone 5. Shares of GT Advanced Technologies, Inc. declined after the semiconductor manufacturer lowered its expectations for its fiscal 2012 earnings.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Deluxe Corp.	1.1%
2.	Omega Healthcare Investors, Inc.	1.0
3.	Alaska Air Group, Inc.	1.0
4.	Ocwen Financial Corp.	0.9
5.	Wabtec Corp.	0.9
6.	Conn’s, Inc.	0.9
7.	Portland General Electric Co.	0.9
8.	AmSurg Corp.	0.9
9.	Cabela’s, Inc.	0.9
10.	Cooper Tire & Rubber Co.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.5%
Industrials	15.7
Consumer Discretionary	14.6
Information Technology	14.1
Health Care	12.8
Energy	5.6
Materials	5.4
Utilities	3.1
Consumer Staples	2.6
Others (each less than 1.0%)	0.7
Short-Term Investment	2.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	10.47%	19.79%	4.07%	8.65%

*	Not annualized.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	7.14%
Russell 2000 Index	7.20%

Net Assets as of 12/31/2012 (In Thousands)	$2,363,434

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the materials and processing and financial services sectors was the main detractor from relative performance. The Fund’s stock selection and underweight versus the Benchmark in the health care sector and stock selection and overweight versus the Benchmark in the consumer discretionary sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Active Network, Inc., MICROS Systems, Inc. and Zillow, Inc. Shares of Active Network, Inc. declined after the software and programming company lowered its expectations for its fourth-quarter revenues. Shares of MICROS Systems, Inc., a software and programming company, declined due to concerns about the company’s change to its senior management team. Shares of Zillow, Inc. declined after the real estate operations company provided a disappointing outlook for its fourth quarter and 2012 earnings.

Individual contributors to relative performance included the Fund’s positions in Coventry Health Care, Inc., Jarden Corp. and Patterson-UTI Energy, Inc. Shares of Coventry Health Care, Inc. increased after Aetna entered into an agreement to acquire the insurance company. Shares of Jarden Corp. benefited from the consumer products company’s increasing sales. Shares of Patterson-UTI Energy, Inc., an oil well services and equipment company, benefited from investors’ improving outlook about the company’s position in the natural gas market.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

As a result of this process, the Fund’s largest overweight versus the Benchmark during the reporting period was in the consumer discretionary sector. The Fund’s largest underweight versus the Benchmark was in the health care sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Silgan Holdings, Inc.	3.0%
2.	Waste Connections, Inc.	2.9
3.	Patterson-UTI Energy, Inc.	2.4
4.	ProAssurance Corp.	2.3
5.	PSS World Medical, Inc.	2.3
6.	Associated Banc-Corp.	2.3
7.	Jarden Corp.	2.2
8.	American Eagle Outfitters, Inc.	2.1
9.	Anixter International, Inc.	2.0
10.	Penn National Gaming, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.3%
Consumer Discretionary	19.7
Industrials	17.1
Materials	9.6
Information Technology	8.6
Energy	7.1
Health Care	5.8
Utilities	2.9
Consumer Staples	1.5
Short-term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		7.14%	17.77%	7.85%	13.20%
With Sales Charge**		1.50	11.57	6.69	12.59
CLASS B SHARES	3/28/95
Without CDSC		6.88	17.17	7.31	12.70
With CDSC***		1.88	12.17	7.00	12.70
CLASS C SHARES	2/19/05
Without CDSC		6.86	17.17	7.31	12.58
With CDSC****		5.86	16.17	7.31	12.58
CLASS R2 SHARES	11/3/08	7.02	17.49	7.62	13.08
CLASS R5 SHARES	5/15/06	7.40	18.34	8.38	13.77
SELECT CLASS SHARES	5/7/96	7.31	18.10	8.17	13.62

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	6.39%
Russell 2000 Growth Index	5.31%

Net Assets as of 12/31/2012 (In Thousands)	$780,362

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the health care and technology sectors was the main contributor to relative performance. The Fund’s stock selection in the producer durables and utilities sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Mellanox Technologies Ltd., Emeritus Corp. and Acadia Healthcare Co., Inc. Shares of Mellanox Technologies Ltd., which provides products that facilitate data transmission between servers, storage systems and communications infrastructure equipment, benefited from better-than-expected earnings. Shares of Emeritus Corp., an operator of senior living communities, benefited as investors reacted positively to the company’s acquisition of Nurse on Call. Shares of Acadia Healthcare Co., Inc., a provider of inpatient healthcare facilities, benefited from the company’s increased earnings.

Individual detractors from relative performance included the Fund’s positions in ServiceSource International, Inc., Bazaarvoice, Inc. and Boingo Wireless, Inc. Shares of ServiceSource International, Inc. declined after the computer services company’s outlook for its fourth-quarter earnings was lower than investors had expected. Shares of Bazaarvoice, Inc., a provider of social commerce solutions, declined following the resignation of the company’s chief executive officer. Shares of Boingo Wireless, Inc. declined after the software and programming company provided a disappointing outlook for its third-quarter earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Acadia Healthcare Co., Inc.	1.6%
2.	Emeritus Corp.	1.6
3.	Rush Enterprises, Inc., Class A	1.5
4.	Dril-Quip, Inc.	1.5
5.	Old Dominion Freight Line, Inc.	1.5
6.	Carlisle Cos., Inc.	1.4
7.	Trex Co., Inc.	1.4
8.	Acuity Brands, Inc.	1.4
9.	Dealertrack Technologies, Inc.	1.4
10.	OpenTable, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.0%
Industrials	22.4
Health Care	21.0
Consumer Discretionary	13.1
Financials	9.2
Energy	5.8
Consumer Staples	1.4
Telecommunication Services	0.9
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/1/91
Without Sales Charge		6.39%	12.23%	2.65%	9.82%
With Sales Charge**		0.77	6.39	1.55	9.23
CLASS B SHARES	9/12/94
Without CDSC		6.16	11.81	2.06	9.26
With CDSC***		1.16	6.81	1.69	9.26
CLASS C SHARES	11/4/97
Without CDSC		6.11	11.75	2.08	9.16
With CDSC****		5.11	10.75	2.08	9.16
CLASS R2 SHARES	11/3/08	6.27	12.06	2.40	9.26
CLASS R6 SHARES	11/30/10	6.67	12.77	3.08	10.24
INSTITUTIONAL CLASS SHARES	2/19/05	6.60	12.69	3.05	10.22
SELECT CLASS SHARES	3/26/96	6.50	12.56	2.90	10.10

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to their inception date are based on the performance of Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares from 2/19/05 through inception and on the performance of Select Class Shares prior to 2/19/05. The actual returns for Institutional Class Shares and Class R6 Shares would have been different than those shown because Institutional Class Shares and Class R6 Shares have different expenses than the class on which the earlier performance is based. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10.41%
Russell 2000 Value Index. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9.07%

Net Assets as of 12/31/2012 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$694,922

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the media and retail sectors was the primary contributor to relative performance. The Fund’s stock selection in the consumer cyclical and real estate investment trusts (REITs) sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Conn’s, Inc., Ocwen Financial Corp. and Barrett Business Services, Inc. Shares of Conn’s, Inc. benefited from the retail company’s strong second-quarter revenue, which was boosted by robust demand for furniture and mattresses. Shares of Ocwen Financial Corp., which provides loan servicing for residential and commercial mortgages, benefited as the U.S. housing market showed signs of recovery. Shares of Barrett Business Services, Inc., a provider of business management solutions, benefited from the company’s consistently strong quarterly earnings.

Individual detractors from relative performance included the Fund’s positions in Blyth, Inc., SUPERVALU INC. and Oncothyreon, Inc. Shares of Blyth, Inc., which sells personal and household products, declined after a shareholder rights firm announced an investigation into the company. Shares of grocery-store operator SUPERVALU INC. declined after the company reported disappointed earnings and suspended the payment of its dividend. Shares of Oncothyreon, Inc. declined after disappointing results for the phase 3 clinical trial of the biotechnology company’s lung cancer drug.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Ocwen Financial Corp.	1.3%
2.	Worthington Industries, Inc.	1.2
3.	Helix Energy Solutions Group, Inc.	1.2
4.	First Solar, Inc.	1.0
5.	Universal Corp.	1.0
6.	DCT Industrial Trust, Inc.	1.0
7.	Capstead Mortgage Corp.	0.9
8.	World Acceptance Corp.	0.9
9.	Portland General Electric Co.	0.8
10.	EMCOR Group, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	33.6%
Industrials	13.9
Information Technology	12.3
Consumer Discretionary	11.2
Utilities	6.1
Materials	5.9
Energy	4.7
Health Care	4.5
Consumer Staples	2.6
Others (each less than 1.0%)	0.6
Short-term Investment	4.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/27/95
Without Sales Charge		10.19%	20.18%	4.76%	9.41%
With Sales Charge**		4.40	13.85	3.63	8.82
CLASS B SHARES	1/27/95
Without CDSC		9.92	19.48	4.12	8.84
With CDSC***		4.92	14.48	3.77	8.84
CLASS C SHARES	3/22/99
Without CDSC		9.89	19.42	4.13	8.72
With CDSC****		8.89	18.42	4.13	8.72
CLASS R2 SHARES	11/3/08	10.13	19.90	4.50	9.13
CLASS R5 SHARES	5/15/06	10.46	20.62	5.13	9.75
CLASS R6 SHARES	2/22/05	10.47	20.66	5.17	9.80
SELECT CLASS SHARES	1/27/95	10.41	20.51	5.03	9.69

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	10.71%
Russell 2000 Index	7.20%

Net Assets as of 12/31/2012 (In Thousands)	$92,568

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the retail and media sectors was the primary contributor to relative performance. The Fund’s stock selection in the real estate investment trusts (REITs) and software and services sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Conn’s, Inc., Dillard’s, Inc. and Barrett Business Services, Inc. Shares of Conn’s, Inc. benefited from the retail company’s strong second-quarter revenue, which was boosted by robust demand for furniture and mattresses. Shares of retailer Dillard’s, Inc. gained following the company’s strong quarterly earnings and positive sales trends at its stores. Shares of Barrett Business Services, Inc., a provider of business management solutions, benefited from the company’s consistently strong quarterly earnings.

Individual detractors from relative performance included the Fund’s positions in Blyth, Inc., Threshold Pharmaceuticals, Inc. and SUPERVALU INC. Shares of Blyth, Inc., which sells personal and household products, declined after a shareholder rights firm announced an investigation into the company. Shares of biotechnology company Threshold Pharmaceuticals, Inc. declined after clinical trials of the company’s pancreatic cancer treatment failed to meet investors’ expectations. Shares of grocery-store operator SUPERVALU INC. declined after the company reported disappointed earnings and suspended the payment of its dividend.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Minerals Technologies, Inc.	1.2%
2.	Manhattan Associates, Inc.	1.2
3.	Conn’s, Inc.	1.2
4.	Universal Corp.	1.1
5.	Dillard’s, Inc.	1.0
6.	Coresite Realty Corp.	1.0
7.	Taser International, Inc.	1.0
8.	Arris Group, Inc.	1.0
9.	Barrett Business Services, Inc.	0.9
10.	ViroPharma, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	20.6%
Industrials	15.3
Information Technology	15.1
Consumer Discretionary	13.1
Health Care	11.2
Materials	5.9
Energy	5.1
Consumer Staples	3.4
Utilities	3.1
Others (each less than 1.0%)	0.7
Short-Term Investment	6.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/1/07
Without Sales Charge		10.48%	21.05%	5.28%	8.73%
With Sales Charge**		4.70	14.71	4.15	8.14
CLASS C SHARES	11/1/07
Without CDSC		10.31	20.41	4.77	8.45
With CDSC***		9.31	19.41	4.77	8.45
CLASS R2 SHARES	11/1/11	10.36	20.73	5.23	8.70
CLASS R6 SHARES	11/1/11	10.89	21.63	5.78	9.08
INSTITUTIONAL CLASS SHARES	11/4/93	10.71	21.55	5.75	9.07
SELECT CLASS SHARES	9/10/01	10.71	21.41	5.56	8.88

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for the Class R2 Shares and Class R6 Shares prior to their inception dates are based on the performance of the Class A Shares and the Institutional Class Shares, respectively. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
	Consumer Discretionary — 13.0%
	Automobiles — 0.7%
81	Tesla Motors, Inc. (a)	2,757

	Diversified Consumer Services — 0.4%
47	Sotheby’s	1,595

	Hotels, Restaurants & Leisure — 3.2%
46	BJ’s Restaurants, Inc. (a)	1,505
108	Bravo Brio Restaurant Group, Inc. (a)	1,448
476	Morgans Hotel Group Co. (a)	2,638
313	Scientific Games Corp., Class A (a)	2,711
62	Vail Resorts, Inc.	3,336

		11,638

	Internet & Catalog Retail — 0.8%
135	HomeAway, Inc. (a)	2,977

	Leisure Equipment & Products — 0.7%
75	Arctic Cat, Inc. (a)	2,490

	Media — 1.0%
288	ReachLocal, Inc. (a)	3,713

	Specialty Retail — 3.9%
95	Children’s Place Retail Stores, Inc. (The) (a)	4,214
104	Conn’s, Inc. (a)	3,185
71	Lumber Liquidators Holdings, Inc. (a)	3,769
51	rue21, Inc. (a)	1,444
72	Stage Stores, Inc.	1,782

		14,394

	Textiles, Apparel & Luxury Goods — 2.3%
39	Oxford Industries, Inc.	1,790
99	Vera Bradley, Inc. (a)	2,480
98	Wolverine World Wide, Inc.	4,030

		8,300

	Total Consumer Discretionary	47,864

	Consumer Staples — 1.4%
	Food & Staples Retailing — 0.5%
40	Fresh Market, Inc. (The) (a)	1,914

	Food Products — 0.9%
204	WhiteWave Foods Co., Class A (a)	3,173

	Total Consumer Staples	5,087

	Energy — 5.8%
	Energy Equipment & Services — 2.7%
75	Dril-Quip, Inc. (a)	5,481
182	Forum Energy Technologies, Inc. (a)	4,500

		9,981

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 3.1%
180	Laredo Petroleum Holdings, Inc. (a)	3,278
136	Oasis Petroleum, Inc. (a)	4,332
79	Rosetta Resources, Inc. (a)	3,568

		11,178

	Total Energy	21,159

	Financials — 9.2%
	Capital Markets — 5.0%
32	Affiliated Managers Group, Inc. (a)	4,147
73	Cohen & Steers, Inc.	2,214
171	Financial Engines, Inc. (a)	4,736
421	PennantPark Investment Corp.	4,624
82	Stifel Financial Corp. (a)	2,624

		18,345

	Commercial Banks — 0.9%
46	Signature Bank (a)	3,256

	Insurance — 0.7%
96	Amtrust Financial Services, Inc.	2,755

	Real Estate Investment Trusts (REITs) — 2.1%
41	BRE Properties, Inc.	2,102
153	Douglas Emmett, Inc. (m)	3,565
33	Home Properties, Inc.	2,040

		7,707

	Real Estate Management & Development — 0.5%
65	Zillow, Inc., Class A (a)	1,793

	Total Financials	33,856

	Health Care — 21.1%
	Biotechnology — 6.1%
69	Acorda Therapeutics, Inc. (a)	1,719
129	Aegerion Pharmaceuticals, Inc. (a)	3,285
85	Ariad Pharmaceuticals, Inc. (a)	1,632
91	Cubist Pharmaceuticals, Inc. (a)	3,843
204	Exact Sciences Corp. (a)	2,161
265	Halozyme Therapeutics, Inc. (a)	1,781
35	Onyx Pharmaceuticals, Inc. (a)	2,628
89	Puma Biotechnology, Inc. (a)	1,666
249	Synta Pharmaceuticals Corp. (a)	2,250
354	Threshold Pharmaceuticals, Inc. (a)	1,489

		22,454

	Health Care Equipment & Supplies — 5.9%
559	Imris, Inc., (Canada) (a)	2,063
225	Insulet Corp. (a) (c)	4,766
115	Masimo Corp.	2,420

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
279	MELA Sciences, Inc. (a)	500
333	Novadaq Technologies, Inc., (Canada) (a)	2,959
384	Syneron Medical Ltd., (Israel) (a)	3,332
172	Tornier N.V., (Netherlands) (a)	2,884
1,104	Unilife Corp. (a)	2,506

		21,430

	Health Care Providers & Services — 4.4%
248	Acadia Healthcare Co., Inc. (a)	5,789
234	Emeritus Corp. (a)	5,783
80	Health Net, Inc. (a)	1,942
57	WellCare Health Plans, Inc. (a)	2,786

		16,300

	Health Care Technology — 0.7%
108	Vocera Communications, Inc. (a)	2,708

	Life Sciences Tools & Services — 1.9%
234	Bruker Corp. (a)	3,571
227	Fluidigm Corp. (a)	3,243

		6,814

	Pharmaceuticals — 2.1%
84	Impax Laboratories, Inc. (a)	1,712
305	Nektar Therapeutics (a)	2,264
128	Sagent Pharmaceuticals, Inc. (a)	2,053
66	ViroPharma, Inc. (a)	1,506

		7,535

	Total Health Care	77,241

	Industrials — 22.5%
	Aerospace & Defense — 1.0%
78	HEICO Corp.	3,469

	Building Products — 4.8%
94	Armstrong World Industries, Inc.	4,765
163	Fortune Brands Home & Security, Inc. (a)	4,748
86	Simpson Manufacturing Co., Inc.	2,815
141	Trex Co., Inc. (a)	5,240

		17,568

	Commercial Services & Supplies — 0.5%
31	Clean Harbors, Inc. (a)	1,723

	Electrical Equipment — 2.2%
76	Acuity Brands, Inc.	5,149
89	Generac Holdings, Inc.	3,064

		8,213

	Industrial Conglomerates — 1.4%
90	Carlisle Cos., Inc.	5,268

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 5.3%
83	Graco, Inc.	4,289
39	Middleby Corp. (a)	4,945
181	Rexnord Corp. (a)	3,845
130	Titan International, Inc.	2,817
39	Wabtec Corp.	3,433

		19,329

	Professional Services — 1.0%
144	Mistras Group, Inc. (a)	3,561

	Road & Rail — 2.4%
191	Marten Transport Ltd.	3,519
156	Old Dominion Freight Line, Inc. (a)	5,353

		8,872

	Trading Companies & Distributors — 3.9%
61	MSC Industrial Direct Co., Inc., Class A	4,611
270	Rush Enterprises, Inc., Class A (a)	5,578
55	Watsco, Inc.	4,137

		14,326

	Total Industrials	82,329

	Information Technology — 24.0%
	Communications Equipment — 2.4%
239	Aruba Networks, Inc. (a)	4,968
31	Palo Alto Networks, Inc. (a)	1,646
92	Ruckus Wireless, Inc. (a)	2,064

		8,678

	Computers & Peripherals — 0.8%
131	Fusion-io, Inc. (a)	3,007

	Electronic Equipment, Instruments & Components — 0.3%
106	Audience, Inc. (a)	1,105

	Internet Software & Services — 6.4%
232	Bazaarvoice, Inc. (a)	2,174
134	Cornerstone OnDemand, Inc. (a)	3,948
175	Dealertrack Technologies, Inc. (a)	5,025
92	Demandware, Inc. (a)	2,515
238	Envestnet, Inc. (a)	3,317
102	OpenTable, Inc. (a)	4,984
105	Trulia, Inc. (a)	1,712

		23,675

	IT Services — 0.6%
362	ServiceSource International, Inc. (a)	2,119

	Semiconductors & Semiconductor Equipment — 3.3%
146	Cavium, Inc. (a)	4,542
68	Hittite Microwave Corp. (a)	4,249

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
342	Inphi Corp. (a)	3,275

		12,066

	Software — 10.2%
124	BroadSoft, Inc. (a)	4,515
54	CommVault Systems, Inc. (a)	3,730
41	Concur Technologies, Inc. (a) (c)	2,778
120	Fortinet, Inc. (a)	2,533
83	Imperva, Inc. (a)	2,604
235	Infoblox, Inc. (a)	4,231
51	NetSuite, Inc. (a)	3,417
113	RealPage, Inc. (a)	2,430
51	SolarWinds, Inc. (a)	2,649
75	Splunk, Inc. (a)	2,163
336	Take-Two Interactive Software, Inc. (a)	3,696
125	TIBCO Software, Inc. (a)	2,755

		37,501

	Total Information Technology	88,151

	Telecommunication Services — 0.9%
	Wireless Telecommunication Services — 0.9%
435	Boingo Wireless, Inc. (a)	3,281

	Total Common Stocks (Cost $308,430)	358,968

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.8%
	Investment Company — 1.8%
6,412	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $6,412)	6,412

Investment of Cash Collateral for Securities on Loan — 0.7%
	Investment Company — 0.7%
2,381	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $2,381)	2,381

	Total Investments — 100.4% (Cost $317,223)	367,761
	Liabilities in Excess of Other Assets — (0.4)%	(1,487)

	NET ASSETS — 100.0%	$366,274

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.9%
	Consumer Discretionary — 14.6%
	Auto Components — 1.3%
149	Cooper Tire & Rubber Co.	3,781
81	Standard Motor Products, Inc.	1,809

		5,590

	Distributors — 0.1%
79	VOXX International Corp. (a)	531

	Diversified Consumer Services — 0.3%
39	Bridgepoint Education, Inc. (a)	397
9	Capella Education Co. (a)	265
15	Carriage Services, Inc.	173
5	Coinstar, Inc. (a)	270
96	Corinthian Colleges, Inc. (a)	233
10	Mac-Gray Corp.	121

		1,459

	Hotels, Restaurants & Leisure — 2.7%
70	Ameristar Casinos, Inc.	1,845
3	Biglari Holdings, Inc. (a)	1,170
15	Bloomin’ Brands, Inc. (a)	230
11	Cracker Barrel Old Country Store, Inc.	694
24	Del Frisco’s Restaurant Group, Inc. (a)	366
25	DineEquity, Inc. (a)	1,655
79	Domino’s Pizza, Inc.	3,449
3	Multimedia Games Holding Co., Inc. (a)	44
107	Ruth’s Hospitality Group, Inc. (a)	780
119	Sonic Corp. (a)	1,235

		11,468

	Household Durables — 1.9%
65	American Greetings Corp., Class A	1,103
1	CSS Industries, Inc.	11
97	Helen of Troy Ltd., (Bermuda) (a)	3,242
13	Jarden Corp. (a)	693
70	KB Home	1,103
14	Libbey, Inc. (a)	276
51	Lifetime Brands, Inc.	537
19	MDC Holdings, Inc.	702
10	NACCO Industries, Inc., Class A	607

		8,274

	Internet & Catalog Retail — 0.0% (g)
1	Kayak Software Corp. (a)	40

	Leisure Equipment & Products — 0.4%
4	Arctic Cat, Inc. (a)	147
86	LeapFrog Enterprises, Inc. (a)	742
79	Smith & Wesson Holding Corp. (a)	667

SHARES	SECURITY DESCRIPTION	VALUE($)

	Leisure Equipment & Products — Continued
6	Sturm Ruger & Co., Inc.	259

		1,815

	Media — 1.2%
40	Carmike Cinemas, Inc. (a)	600
111	Entercom Communications Corp., Class A (a)	775
88	Journal Communications, Inc., Class A (a)	477
135	LIN TV Corp., Class A (a)	1,014
7	Shutterstock, Inc. (a)	179
180	Sinclair Broadcast Group, Inc., Class A	2,265

		5,310

	Multiline Retail — 1.0%
44	Dillard’s, Inc., Class A	3,678
102	Tuesday Morning Corp. (a)	636

		4,314

	Specialty Retail — 4.0%
109	Brown Shoe Co., Inc.	2,006
91	Cabela’s, Inc. (a)	3,787
128	Conn’s, Inc. (a)	3,921
69	Express, Inc. (a)	1,047
32	Finish Line, Inc. (The), Class A	600
16	Five Below, Inc. (a)	516
255	OfficeMax, Inc.	2,484
71	Rent-A-Center, Inc.	2,432
7	Restoration Hardware Holdings, Inc. (a)	229
12	Tilly’s, Inc., Class A (a)	158

		17,180

	Textiles, Apparel & Luxury Goods — 1.7%
79	G-III Apparel Group Ltd. (a)	2,697
128	Iconix Brand Group, Inc. (a)	2,850
8	Oxford Industries, Inc.	352
57	Perry Ellis International, Inc.	1,125
14	RG Barry Corp.	204

		7,228

	Total Consumer Discretionary	63,209

	Consumer Staples — 2.6%
	Beverages — 0.1%
7	Coca-Cola Bottling Co. Consolidated	472

	Food & Staples Retailing — 0.8%
22	Nash Finch Co.	457
148	Spartan Stores, Inc.	2,278
177	SUPERVALU, Inc.	437
11	Village Super Market, Inc., Class A	352

		3,524

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Food Products — 0.9%
41		B&G Foods, Inc.	1,172
35		Darling International, Inc. (a)	563
19		Fresh Del Monte Produce, Inc.	503
16		John B Sanfilippo & Son, Inc.	293
17		Sanderson Farms, Inc.	808
26		WhiteWave Foods Co., Class A (a)	404

			3,743

		Personal Products — 0.8%
15		Elizabeth Arden, Inc. (a)	671
59		Prestige Brands Holdings, Inc. (a)	1,190
28		Revlon, Inc., Class A (a)	410
33		USANA Health Sciences, Inc. (a)	1,070

			3,341

		Total Consumer Staples	11,080

		Energy — 5.6%
		Energy Equipment & Services — 1.7%
58		C&J Energy Services, Inc. (a)	1,239
64		Forum Energy Technologies, Inc. (a)	1,574
50		Gulfmark Offshore, Inc., Class A	1,730
64		Helix Energy Solutions Group, Inc. (a)	1,325
68		Superior Energy Services, Inc. (a)	1,400

			7,268

		Oil, Gas & Consumable Fuels — 3.9%
12		Alon USA Energy, Inc.	223
14		Bonanza Creek Energy, Inc. (a)	389
90		Callon Petroleum Co. (a)	424
1		Clayton Williams Energy, Inc. (a)	20
19		Cloud Peak Energy, Inc. (a)	367
35		Delek U.S. Holdings, Inc.	891
36		Diamondback Energy, Inc. (a)	694
66		Energy XXI Bermuda Ltd., (Bermuda)	2,128
147		EPL Oil & Gas, Inc. (a)	3,315
65		EXCO Resources, Inc.	437
33		Gulfport Energy Corp. (a)	1,254
36		McMoRan Exploration Co. (a)	575
42		Miller Energy Resources, Inc. (a)	164
37		Renewable Energy Group, Inc. (a)	217
21		Saratoga Resources, Inc. (a)	75
106		Vaalco Energy, Inc. (a)	913
102		W&T Offshore, Inc.	1,630
66		Warren Resources, Inc. (a)	187
92		Western Refining, Inc.	2,585
—	(h)	Westmoreland Coal Co. (a)	1

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
15	World Fuel Services Corp.	630

		17,119

	Total Energy	24,387

	Financials — 22.5%
	Capital Markets — 0.7%
90	BGC Partners, Inc., Class A	311
117	Cowen Group, Inc., Class A (a)	286
32	Gladstone Capital Corp.	262
92	KCAP Financial, Inc.	844
33	Manning & Napier, Inc.	416
21	Piper Jaffray Cos. (a)	665
8	Prospect Capital Corp.	84
38	SWS Group, Inc. (a)	201

		3,069

	Commercial Banks — 6.1%
2	Alliance Financial Corp.	96
19	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	399
70	BBCN Bancorp, Inc.	809
7	Bridge Bancorp, Inc.	146
21	Cardinal Financial Corp.	347
7	Cascade Bancorp (a)	44
41	Cathay General Bancorp	799
8	Center Bancorp, Inc.	90
24	Citizens & Northern Corp.	448
37	Citizens Republic Bancorp, Inc. (a)	704
20	City Holding Co.	690
28	Community Bank System, Inc.	752
8	Community Trust Bancorp, Inc.	265
20	East West Bancorp, Inc.	425
9	Fidelity Southern Corp. (a)	82
25	Financial Institutions, Inc.	466
265	First Commonwealth Financial Corp.	1,810
30	First Community Bancshares, Inc.	481
31	First Financial Bancorp	446
23	First Merchants Corp.	344
77	FNB Corp.	816
179	Hanmi Financial Corp. (a)	2,434
24	Heartland Financial USA, Inc.	630
24	Huntington Bancshares, Inc.	152
6	Iberiabank Corp.	290
13	Lakeland Bancorp, Inc.	136
11	Lakeland Financial Corp.	279
22	MainSource Financial Group, Inc.	274

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — Continued
20	MetroCorp Bancshares, Inc. (a)	216
36	National Bank Holdings Corp., Class A	682
7	National Bankshares, Inc.	236
11	NBT Bancorp, Inc.	219
87	Oriental Financial Group, Inc., (Puerto Rico)	1,165
29	PacWest Bancorp	714
50	Park Sterling Corp. (a)	264
16	Peoples Bancorp, Inc.	321
51	Pinnacle Financial Partners, Inc. (a)	961
15	Preferred Bank (a)	212
8	Prosperity Bancshares, Inc.	332
3	Renasant Corp.	63
9	Republic Bancorp, Inc., Class A	184
29	Sierra Bancorp	334
13	Southside Bancshares, Inc.	269
82	Southwest Bancorp, Inc. (a)	914
72	Susquehanna Bancshares, Inc.	750
8	SVB Financial Group (a)	453
19	Texas Capital Bancshares, Inc. (a)	847
14	WesBanco, Inc.	313
23	West Bancorp, Inc.	244
352	Wilshire Bancorp, Inc. (a)	2,066

		26,413

	Consumer Finance — 2.8%
12	Asset Acceptance Capital Corp. (a)	56
19	Cash America International, Inc.	769
98	DFC Global Corp. (a)	1,818
105	Encore Capital Group, Inc. (a)	3,200
39	Nelnet, Inc., Class A	1,174
13	Portfolio Recovery Associates, Inc. (a)	1,410
49	World Acceptance Corp. (a)	3,676

		12,103

	Diversified Financial Services — 0.8%
152	PHH Corp. (a)	3,463

	Insurance — 2.4%
222	American Equity Investment Life Holding Co.	2,705
23	American Safety Insurance Holdings Ltd., (Bermuda) (a)	443
39	Aspen Insurance Holdings Ltd., (Bermuda)	1,241
284	CNO Financial Group, Inc.	2,647
14	Crawford & Co., Class B	109
9	Horace Mann Educators Corp.	180
59	Meadowbrook Insurance Group, Inc.	339
7	Montpelier Re Holdings Ltd., (Bermuda)	167

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
94	National Financial Partners Corp. (a)	1,613
19	Selective Insurance Group, Inc.	366
8	Stewart Information Services Corp.	203
6	Validus Holdings Ltd., (Bermuda)	220

		10,233

	Real Estate Investment Trusts (REITs) — 8.1%
5	Agree Realty Corp.	139
23	American Campus Communities, Inc.	1,075
415	Anworth Mortgage Asset Corp.	2,401
93	Ashford Hospitality Trust, Inc.	977
78	CapLease, Inc.	437
268	Capstead Mortgage Corp.	3,075
77	CBL & Associates Properties, Inc.	1,625
41	Chesapeake Lodging Trust	850
18	Colonial Properties Trust	380
61	Coresite Realty Corp.	1,687
153	DCT Industrial Trust, Inc.	993
50	DDR Corp.	783
17	EastGroup Properties, Inc.	893
124	Education Realty Trust, Inc.	1,315
224	First Industrial Realty Trust, Inc. (a)	3,147
46	Glimcher Realty Trust	505
8	Home Properties, Inc.	497
33	LaSalle Hotel Properties	830
272	Lexington Realty Trust	2,845
21	LTC Properties, Inc.	725
8	Mission West Properties, Inc.	68
183	Omega Healthcare Investors, Inc.	4,359
17	Parkway Properties, Inc.	234
113	Pennsylvania Real Estate Investment Trust	1,990
13	PS Business Parks, Inc.	812
15	Ramco-Gershenson Properties Trust	198
106	Redwood Trust, Inc.	1,792
8	Sun Communities, Inc.	303

		34,935

	Real Estate Management & Development — 0.3%
33	Realogy Holdings Corp. (a)	1,364

	Thrifts & Mortgage Finance — 1.3%
6	BankFinancial Corp.	47
12	BofI Holding, Inc. (a)	337
29	HomeStreet, Inc. (a)	740
15	OceanFirst Financial Corp.	208
117	Ocwen Financial Corp. (a)	4,054

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Thrifts & Mortgage Finance — Continued
35	Trustco Bank Corp.	182

		5,568

	Total Financials	97,148

	Health Care — 12.8%
	Biotechnology — 5.5%
182	Achillion Pharmaceuticals, Inc. (a) (m)	1,456
52	Aegerion Pharmaceuticals, Inc. (a)	1,310
57	Affymax, Inc. (a)	1,089
192	Ariad Pharmaceuticals, Inc. (a)	3,686
37	Celldex Therapeutics, Inc. (a)	246
72	ChemoCentryx, Inc. (a)	789
45	Durata Therapeutics, Inc. (a)	343
71	Genomic Health, Inc. (a)	1,930
100	Halozyme Therapeutics, Inc. (a)	669
519	Idenix Pharmaceuticals, Inc. (a)	2,518
70	Incyte Corp., Ltd. (a)	1,161
42	Infinity Pharmaceuticals, Inc. (a)	1,452
27	Medivation, Inc. (a)	1,366
64	Momenta Pharmaceuticals, Inc. (a)	753
56	Pharmacyclics, Inc. (a)	3,260
11	Raptor Pharmaceutical Corp. (a)	63
6	Synta Pharmaceuticals Corp. (a)	50
326	Threshold Pharmaceuticals, Inc. (a)	1,372

		23,513

	Health Care Equipment & Supplies — 3.1%
34	ABIOMED, Inc. (a)	455
110	Cantel Medical Corp.	3,273
104	Greatbatch, Inc. (a)	2,426
53	Insulet Corp. (a)	1,121
59	Invacare Corp.	968
34	MAKO Surgical Corp. (a)	440
38	NuVasive, Inc. (a)	594
38	Orthofix International N.V., (Netherlands) (a)	1,487
24	PhotoMedex, Inc. (a)	351
225	RTI Biologics, Inc. (a)	963
20	Sirona Dental Systems, Inc. (a)	1,289

		13,367

	Health Care Providers & Services — 3.2%
25	Acadia Healthcare Co., Inc. (a) (m)	574
5	Almost Family, Inc.	91
131	AmSurg Corp. (a)	3,917
62	Centene Corp. (a)	2,554
96	Five Star Quality Care, Inc. (a)	480
34	Gentiva Health Services, Inc. (a)	338

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
37	Molina Healthcare, Inc. (a)	1,007
24	Owens & Minor, Inc.	673
253	Select Medical Holdings Corp.	2,382
244	Skilled Healthcare Group, Inc., Class A (a)	1,553
18	Triple-S Management Corp., Class B (a)	334

		13,903

	Health Care Technology — 0.5%
139	MedAssets, Inc. (a)	2,333

	Life Sciences Tools & Services — 0.1%
44	Cambrex Corp. (a)	504

	Pharmaceuticals — 0.4%
61	Impax Laboratories, Inc. (a)	1,250
15	ViroPharma, Inc. (a)	350

		1,600

	Total Health Care	55,220

	Industrials — 15.7%
	Aerospace & Defense — 2.0%
1	AAR Corp.	20
7	Curtiss-Wright Corp.	223
29	Esterline Technologies Corp. (a)	1,845
225	GenCorp, Inc. (a)	2,062
40	LMI Aerospace, Inc. (a)	781
42	Sypris Solutions, Inc.	165
57	Triumph Group, Inc.	3,729

		8,825

	Air Freight & Logistics — 0.5%
43	Atlas Air Worldwide Holdings, Inc. (a)	1,918
20	Park-Ohio Holdings Corp. (a)	420

		2,338

	Airlines — 1.3%
98	Alaska Air Group, Inc. (a)	4,235
145	Republic Airways Holdings, Inc. (a)	823
61	SkyWest, Inc.	759

		5,817

	Building Products — 0.0% (g)
6	Gibraltar Industries, Inc. (a)	94

	Commercial Services & Supplies — 3.1%
26	Ceco Environmental Corp.	262
450	Cenveo, Inc. (a)	1,214
7	Courier Corp.	77
146	Deluxe Corp.	4,691
4	EnergySolutions, Inc. (a)	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Services & Supplies — Continued
14	Herman Miller, Inc.	291
145	Kimball International, Inc., Class B	1,687
62	Knoll, Inc.	949
30	Performant Financial Corp. (a)	302
124	Quad/Graphics, Inc.	2,522
10	Team, Inc. (a)	373
7	UniFirst Corp.	484
21	United Stationers, Inc.	651

		13,514

	Construction & Engineering — 0.8%
14	Argan, Inc.	247
58	EMCOR Group, Inc.	1,993
30	MasTec, Inc. (a)	738
13	Michael Baker Corp.	329

		3,307

	Electrical Equipment — 1.8%
32	Acuity Brands, Inc.	2,188
38	EnerSys, Inc. (a)	1,411
32	Generac Holdings, Inc.	1,087
46	Regal-Beloit Corp.	3,249

		7,935

	Industrial Conglomerates — 0.1%
5	Standex International Corp.	251

	Machinery — 3.9%
63	Actuant Corp., Class A	1,767
30	Barnes Group, Inc.	678
25	Columbus McKinnon Corp. (a)	413
72	EnPro Industries, Inc. (a)	2,953
81	Federal Signal Corp. (a)	619
5	FreightCar America, Inc.	103
20	Hyster-Yale Materials Handling, Inc.	986
34	Kadant, Inc. (a)	896
28	LB Foster Co., Class A	1,225
51	NN, Inc. (a)	467
6	Proto Labs, Inc. (a)	229
14	Robbins & Myers, Inc.	820
50	Trimas Corp. (a)	1,398
6	Wabash National Corp. (a)	56
46	Wabtec Corp.	4,053
6	Watts Water Technologies, Inc., Class A	262

		16,925

	Professional Services — 0.3%
10	Barrett Business Services, Inc.	388

SHARES		SECURITY DESCRIPTION	VALUE($)

		Professional Services — Continued
10		GP Strategies Corp. (a)	204
10		Kelly Services, Inc., Class A	161
5		RPX Corp. (a)	45
12		VSE Corp.	294

			1,092

		Road & Rail — 0.7%
—	(h)	Amerco, Inc.	13
13		Avis Budget Group, Inc. (a)	260
50		Celadon Group, Inc.	905
114		Quality Distribution, Inc. (a)	685
80		Swift Transportation Co. (a)	730
14		Universal Truckload Services, Inc.	246

			2,839

		Trading Companies & Distributors — 1.0%
43		Applied Industrial Technologies, Inc.	1,794
17		Beacon Roofing Supply, Inc. (a)	569
54		SeaCube Container Leasing Ltd.	1,020
17		United Rentals, Inc. (a)	778

			4,161

		Transportation Infrastructure — 0.2%
68		Wesco Aircraft Holdings, Inc. (a)	900

		Total Industrials	67,998

		Information Technology — 14.1%
		Communications Equipment — 1.7%
125		Arris Group, Inc. (a)	1,866
75		Aviat Networks, Inc. (a)	248
37		Black Box Corp.	908
34		CalAmp Corp. (a)	281
21		Comtech Telecommunications Corp.	533
11		NETGEAR, Inc. (a)	434
11		Oplink Communications, Inc. (a)	175
5		Palo Alto Networks, Inc. (a)	262
26		Plantronics, Inc.	973
47		Polycom, Inc. (a)	486
50		Ruckus Wireless, Inc. (a)	1,120

			7,286

		Computers & Peripherals — 0.2%
24		Fusion-io, Inc. (a)	550
16		Synaptics, Inc. (a)	468

			1,018

		Electronic Equipment, Instruments & Components — 1.6%
21		Audience, Inc. (a)	217
10		FEI Co.	527

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electronic Equipment, Instruments & Components — Continued
25	Insight Enterprises, Inc. (a)	426
26	Key Tronic Corp. (a)	270
13	Littelfuse, Inc.	809
6	Measurement Specialties, Inc. (a)	213
36	Newport Corp. (a)	488
10	Plexus Corp. (a)	263
223	Power-One, Inc. (a)	917
44	Radisys Corp. (a)	131
63	SYNNEX Corp. (a)	2,149
33	TTM Technologies, Inc. (a)	306

		6,716

	Internet Software & Services — 1.0%
53	Active Network, Inc. (The) (a)	261
16	Bazaarvoice, Inc. (a)	145
13	Demandware, Inc. (a)	355
10	ExactTarget, Inc. (a)	194
9	Trulia, Inc. (a)	152
547	United Online, Inc.	3,060

		4,167

	IT Services — 2.6%
42	CACI International, Inc., Class A (a)	2,300
135	CSG Systems International, Inc. (a)	2,445
8	Gartner, Inc. (a)	373
36	Global Cash Access Holdings, Inc. (a)	282
11	ManTech International Corp., Class A	280
10	MAXIMUS, Inc.	645
19	TeleTech Holdings, Inc. (a)	331
171	Unisys Corp. (a)	2,965
27	Vantiv, Inc., Class A (a)	543
36	VeriFone Systems, Inc. (a)	1,078
2	WEX, Inc. (a)	173

		11,415

	Semiconductors & Semiconductor Equipment — 3.5%
128	Amkor Technology, Inc. (a)	543
35	Brooks Automation, Inc.	284
116	Cirrus Logic, Inc. (a)	3,358
110	Entegris, Inc. (a)	1,011
58	Entropic Communications, Inc. (a)	305
47	First Solar, Inc. (a)	1,436
344	GT Advanced Technologies, Inc. (a)	1,039
27	Integrated Silicon Solution, Inc. (a)	241
46	Intermolecular, Inc. (a)	409
64	Lattice Semiconductor Corp. (a)	253

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
9	M/A-COM Technology Solutions Holdings, Inc. (a)	138
20	Micrel, Inc.	191
65	Nanometrics, Inc. (a)	939
79	Peregrine Semiconductor Corp. (a)	1,203
36	Photronics, Inc. (a)	215
145	PMC-Sierra, Inc. (a)	753
131	Skyworks Solutions, Inc. (a)	2,657
56	Ultra Clean Holdings (a)	276

		15,251

	Software — 3.5%
73	Actuate Corp. (a)	407
130	Aspen Technology, Inc. (a)	3,601
4	AVG Technologies N.V., (Netherlands) (a)	68
36	Ebix, Inc.	572
42	Eloqua, Inc. (a)	981
26	Envivio, Inc. (a)	45
111	Glu Mobile, Inc. (a)	254
7	Guidewire Software, Inc. (a)	220
4	Imperva, Inc. (a)	114
18	Infoblox, Inc. (a)	329
9	Manhattan Associates, Inc. (a)	555
18	Monotype Imaging Holdings, Inc.	286
20	Netscout Systems, Inc. (a)	520
46	Parametric Technology Corp. (a)	1,044
29	Progress Software Corp. (a)	607
5	Proofpoint, Inc. (a)	63
8	Rovi Corp. (a)	125
17	SS&C Technologies Holdings, Inc. (a)	398
261	Take-Two Interactive Software, Inc. (a)	2,873
55	Telenav, Inc. (a)	435
23	TIBCO Software, Inc. (a)	502
24	Websense, Inc. (a)	356
11	Workday, Inc., Class A (a)	621

		14,976

	Total Information Technology	60,829

	Materials — 5.4%
	Chemicals — 1.7%
5	FutureFuel Corp.	56
68	Georgia Gulf Corp.	2,803
28	H.B. Fuller Co.	985
6	Innospec, Inc.	207
40	Koppers Holdings, Inc.	1,534
73	OMNOVA Solutions, Inc. (a)	512
61	PolyOne Corp.	1,239

		7,336

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Construction Materials — 0.4%
190	Headwaters, Inc. (a)	1,629

	Containers & Packaging — 1.4%
9	AEP Industries, Inc. (a) (m)	521
91	Berry Plastics Group, Inc. (a)	1,457
25	Boise, Inc.	201
173	Graphic Packaging Holding Co. (a)	1,120
37	Rock-Tenn Co., Class A	2,573

		5,872

	Metals & Mining — 1.3%
96	Coeur d’Alene Mines Corp. (a)	2,367
34	Hecla Mining Co.	196
70	Revett Minerals, Inc. (a)	198
63	U.S. Silica Holdings, Inc.	1,051
79	Worthington Industries, Inc.	2,053

		5,865

	Paper & Forest Products — 0.6%
70	Buckeye Technologies, Inc.	1,998
58	Resolute Forest Products, (Canada) (a)	768

		2,766

	Total Materials	23,468

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
33	Consolidated Communications Holdings, Inc.	521
3	IDT Corp., Class B	25
126	Premiere Global Services, Inc. (a)	1,230
156	Vonage Holdings Corp. (a)	368

	Total Telecommunication Services	2,144

	Utilities — 3.1%
	Electric Utilities — 2.2%
59	El Paso Electric Co.	1,892
21	Empire District Electric Co. (The)	424
34	IDACORP, Inc.	1,491
12	MGE Energy, Inc.	607

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
143	Portland General Electric Co.	3,918
15	UNS Energy Corp.	615
12	Westar Energy, Inc.	335

		9,282

	Gas Utilities — 0.9%
2	AGL Resources, Inc. (m)	99
6	Chesapeake Utilities Corp.	259
20	Laclede Group, Inc. (The)	772
29	New Jersey Resources Corp.	1,149
9	Northwest Natural Gas Co.	398
17	Southwest Gas Corp.	700
11	WGL Holdings, Inc.	411

		3,788

	Independent Power Producers & Energy Traders — 0.0% (g)
3	Genie Energy Ltd., Class B	18

	Water Utilities — 0.0% (g)
6	Artesian Resources Corp., Class A	128

	Total Utilities	13,216

	Total Common Stocks (Cost $313,702)	418,699

Short Term Investment — 2.9%
12,596	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $12,596)	12,596

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
670	U.S. Treasury Notes, 0.250%, 11/30/13 (k) (Cost $670)	671

	Total Investments — 99.9% (Cost $326,968)	431,966
	Other Assets in Excess of Liabilities — 0.1%	270

	NET ASSETS — 100.0%	$432,236

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
153	E-mini Russell 2000	03/15/13	$12,953	$288

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.1%
	Consumer Discretionary — 20.0%
	Auto Components — 1.8%
1,339	Allison Transmission Holdings, Inc.	27,351
457	Drew Industries, Inc.	14,722

		42,073

	Distributors — 1.1%
640	Pool Corp.	27,096

	Hotels, Restaurants & Leisure — 7.3%
1,166	Brinker International, Inc.	36,123
400	Cracker Barrel Old Country Store, Inc.	25,707
725	Monarch Casino & Resort, Inc. (a)	7,905
749	Papa John’s International, Inc. (a)	41,169
950	Penn National Gaming, Inc. (a)	46,637
979	SHFL Entertainment, Inc. (a)	14,199

		171,740

	Household Durables — 2.2%
1,024	Jarden Corp. (a)	52,953

	Leisure Equipment & Products — 0.7%
529	Brunswick Corp.	15,384

	Media — 2.3%
1,317	Cinemark Holdings, Inc.	34,206
326	Morningstar, Inc.	20,485

		54,691

	Specialty Retail — 2.9%
2,449	American Eagle Outfitters, Inc.	50,226
980	Chico’s FAS, Inc.	18,085

		68,311

	Textiles, Apparel & Luxury Goods — 1.7%
602	Deckers Outdoor Corp. (a)	24,232
742	Iconix Brand Group, Inc. (a)	16,558

		40,790

	Total Consumer Discretionary	473,038

	Consumer Staples — 1.5%
	Food Products — 1.5%
543	J&J Snack Foods Corp.	34,729

	Energy — 7.2%
	Energy Equipment & Services — 3.7%
3,068	Patterson-UTI Energy, Inc.	57,150
685	Tidewater, Inc.	30,589

		87,739

	Oil, Gas & Consumable Fuels — 3.5%
666	Approach Resources, Inc. (a)	16,660

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
801	Cimarex Energy Co.	46,213
2,517	Resolute Energy Corp. (a)	20,461

		83,334

	Total Energy	171,073

	Financials — 24.7%
	Capital Markets — 4.7%
958	Calamos Asset Management, Inc., Class A	10,130
68	Diamond Hill Investment Group, Inc.	4,588
575	Greenhill & Co., Inc.	29,882
2,677	HFF, Inc., Class A	39,884
2,974	Janus Capital Group, Inc.	25,335
401	JMP Group, Inc.	2,436

		112,255

	Commercial Banks — 8.2%
4,146	Associated Banc-Corp.	54,396
1,430	First Financial Bancorp	20,911
111	First of Long Island Corp. (The)	3,151
749	First Republic Bank	24,561
984	Glacier Bancorp, Inc.	14,469
377	Iberiabank Corp.	18,529
3,103	Umpqua Holdings Corp.	36,584
1,997	Western Alliance Bancorp (a)	21,032

		193,633

	Insurance — 3.0%
498	eHealth, Inc. (a)	13,687
1,330	ProAssurance Corp.	56,132

		69,819

	Real Estate Investment Trusts (REITs) — 6.8%
772	EastGroup Properties, Inc.	41,539
639	Mid-America Apartment Communities, Inc.	41,402
1,261	National Retail Properties, Inc.	39,357
2,020	RLJ Lodging Trust	39,131

		161,429

	Real Estate Management & Development — 2.0%
690	FirstService Corp., (Canada) (a)	19,490
291	Realogy Holdings Corp. (a)	12,198
534	Zillow, Inc., Class A (a)	14,820

		46,508

	Total Financials	583,644

	Health Care — 5.9%
	Health Care Equipment & Supplies — 1.1%
269	IDEXX Laboratories, Inc. (a)	24,919

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — 4.1%
230	MWI Veterinary Supply, Inc. (a)	25,345
1,914	PSS World Medical, Inc. (a)	55,285
326	WellCare Health Plans, Inc. (a)	15,862

		96,492

	Health Care Technology — 0.7%
1,116	Omnicell, Inc. (a)	16,594

	Pharmaceuticals — 0.0% (g)
280	Cumberland Pharmaceuticals, Inc. (a)	1,178

	Total Health Care	139,183

	Industrials — 17.3%
	Aerospace & Defense — 1.3%
224	TransDigm Group, Inc.	30,520

	Air Freight & Logistics — 0.8%
531	Forward Air Corp.	18,579

	Commercial Services & Supplies — 6.3%
1,596	ACCO Brands Corp. (a)	11,714
1,991	Herman Miller, Inc.	42,642
1,264	KAR Auction Services, Inc.	25,578
2,035	Waste Connections, Inc.	68,747

		148,681

	Construction & Engineering — 0.9%
1,742	Comfort Systems USA, Inc.	21,182

	Electrical Equipment — 1.1%
363	Regal-Beloit Corp.	25,592

	Machinery — 5.8%
655	Altra Holdings, Inc.	14,440
1,351	Douglas Dynamics, Inc.	19,441
734	RBC Bearings, Inc. (a)	36,767
1,711	Rexnord Corp. (a)	36,441
736	Toro Co. (The)	31,623

		138,712

	Road & Rail — 1.1%
1,761	Knight Transportation, Inc.	25,761

	Total Industrials	409,027

	Information Technology — 8.8%
	Electronic Equipment, Instruments & Components — 2.0%
744	Anixter International, Inc.	47,604

	Internet Software & Services — 1.4%
1,024	Active Network, Inc. (The) (a)	5,028
1,798	Dice Holdings, Inc. (a)	16,509
323	SciQuest, Inc. (a)	5,125
393	Trulia, Inc. (a)	6,383

		33,045

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 0.7%
1,448	Freescale Semiconductor Ltd. (a)	15,937

	Software — 4.7%
354	Imperva, Inc. (a)	11,168
756	MICROS Systems, Inc. (a)	32,076
1,120	Monotype Imaging Holdings, Inc.	17,898
197	NetSuite, Inc. (a)	13,233
217	SolarWinds, Inc. (a)	11,387
342	Solera Holdings, Inc.	18,285
234	Splunk, Inc. (a)	6,794

		110,841

	Total Information Technology	207,427

	Materials — 9.8%
	Chemicals — 2.2%
318	Airgas, Inc.	28,986
535	Scotts Miracle-Gro Co. (The), Class A	23,554

		52,540

	Containers & Packaging — 6.6%
846	Aptargroup, Inc.	40,373
1,153	Crown Holdings, Inc. (a)	42,430
1,741	Silgan Holdings, Inc.	72,391

		155,194

	Metals & Mining — 1.0%
309	Compass Minerals International, Inc.	23,104

	Total Materials	230,838

	Utilities — 2.9%
	Gas Utilities — 1.3%
685	Northwest Natural Gas Co.	30,287

	Multi-Utilities — 1.6%
1,134	NorthWestern Corp.	39,376

	Total Utilities	69,663

	Total Common Stocks (Cost $1,721,061)	2,318,622

Short-Term Investment — 3.4%
	Investment Company — 3.4%
80,921	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $80,921)	80,921

	Total Investments — 101.5% (Cost $1,801,982)	2,399,543
	Liabilities in Excess of Other Assets — (1.5)%	(36,109)

	NET ASSETS — 100.0%	$2,363,434

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.0%
	Consumer Discretionary — 13.1%
	Automobiles — 0.7%
173	Tesla Motors, Inc. (a)	5,856

	Diversified Consumer Services — 0.4%
101	Sotheby’s	3,382

	Hotels, Restaurants & Leisure — 3.2%
97	BJ’s Restaurants, Inc. (a)	3,194
228	Bravo Brio Restaurant Group, Inc. (a)	3,068
1,031	Morgans Hotel Group Co. (a)	5,709
665	Scientific Games Corp., Class A (a)	5,763
131	Vail Resorts, Inc.	7,097

		24,831

	Internet & Catalog Retail — 0.8%
289	HomeAway, Inc. (a)	6,354

	Leisure Equipment & Products — 0.7%
159	Arctic Cat, Inc. (a)	5,296

	Media — 1.1%
661	ReachLocal, Inc. (a)	8,537

	Specialty Retail — 3.9%
203	Children’s Place Retail Stores, Inc. (The) (a)	8,969
221	Conn’s, Inc. (a)	6,774
152	Lumber Liquidators Holdings, Inc. (a)	8,051
108	rue21, Inc. (a)	3,066
154	Stage Stores, Inc.	3,804

		30,664

	Textiles, Apparel & Luxury Goods — 2.3%
82	Oxford Industries, Inc.	3,797
210	Vera Bradley, Inc. (a)	5,268
210	Wolverine World Wide, Inc.	8,602

		17,667

	Total Consumer Discretionary	102,587

	Consumer Staples — 1.4%
	Food & Staples Retailing — 0.5%
85	Fresh Market, Inc. (The) (a)	4,064

	Food Products — 0.9%
434	WhiteWave Foods Co., Class A (a)	6,749

	Total Consumer Staples	10,813

	Energy — 5.8%
	Energy Equipment & Services — 2.7%
160	Dril-Quip, Inc. (a)	11,673
387	Forum Energy Technologies, Inc. (a)	9,576

		21,249

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 3.1%
384	Laredo Petroleum Holdings, Inc. (a)	6,970
290	Oasis Petroleum, Inc. (a)	9,219
167	Rosetta Resources, Inc. (a)	7,588

		23,777

	Total Energy	45,026

	Financials — 9.2%
	Capital Markets — 5.0%
68	Affiliated Managers Group, Inc. (a)	8,811
154	Cohen & Steers, Inc. (c)	4,701
365	Financial Engines, Inc. (a)	10,115
895	PennantPark Investment Corp.	9,843
174	Stifel Financial Corp. (a)	5,576

		39,046

	Commercial Banks — 0.9%
97	Signature Bank (a)	6,920

	Insurance — 0.7%
204	Amtrust Financial Services, Inc.	5,854

	Real Estate Investment Trusts (REITs) — 2.1%
88	BRE Properties, Inc.	4,458
326	Douglas Emmett, Inc. (m)	7,584
71	Home Properties, Inc.	4,341

		16,383

	Real Estate Management & Development — 0.5%
137	Zillow, Inc., Class A (a)	3,807

	Total Financials	72,010

	Health Care — 21.1%
	Biotechnology — 6.1%
147	Acorda Therapeutics, Inc. (a)	3,652
276	Aegerion Pharmaceuticals, Inc. (a)	7,013
181	Ariad Pharmaceuticals, Inc. (a)	3,468
194	Cubist Pharmaceuticals, Inc. (a)	8,172
434	Exact Sciences Corp. (a)	4,593
563	Halozyme Therapeutics, Inc. (a)	3,777
74	Onyx Pharmaceuticals, Inc. (a)	5,581
189	Puma Biotechnology, Inc. (a)	3,534
530	Synta Pharmaceuticals Corp. (a)	4,780
750	Threshold Pharmaceuticals, Inc. (a)	3,159

		47,729

	Health Care Equipment & Supplies — 5.9%
1,202	Imris, Inc., (Canada) (a)	4,436
478	Insulet Corp. (a)	10,146
245	Masimo Corp.	5,143

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
670	MELA Sciences, Inc. (a)	1,198
699	Novadaq Technologies, Inc., (Canada) (a)	6,211
817	Syneron Medical Ltd., (Israel) (a)	7,086
365	Tornier N.V., (Netherlands) (a)	6,132
2,346	Unilife Corp. (a)	5,326

		45,678

	Health Care Providers & Services — 4.4%
528	Acadia Healthcare Co., Inc. (a)	12,322
498	Emeritus Corp. (a)	12,311
170	Health Net, Inc. (a)	4,124
122	WellCare Health Plans, Inc. (a)	5,930

		34,687

	Health Care Technology — 0.7%
229	Vocera Communications, Inc. (a)	5,758

	Life Sciences Tools & Services — 1.9%
498	Bruker Corp. (a)	7,598
489	Fluidigm Corp. (a)	7,003

		14,601

	Pharmaceuticals — 2.1%
177	Impax Laboratories, Inc. (a)	3,635
649	Nektar Therapeutics (a)	4,808
271	Sagent Pharmaceuticals, Inc. (a)	4,361
140	ViroPharma, Inc. (a)	3,193

		15,997

	Total Health Care	164,450

	Industrials — 22.4%
	Aerospace & Defense — 0.9%
165	HEICO Corp.	7,382

	Building Products — 4.8%
200	Armstrong World Industries, Inc.	10,136
346	Fortune Brands Home & Security, Inc. (a)	10,107
182	Simpson Manufacturing Co., Inc.	5,981
300	Trex Co., Inc. (a)	11,156

		37,380

	Commercial Services & Supplies — 0.5%
67	Clean Harbors, Inc. (a)	3,658

	Electrical Equipment — 2.2%
162	Acuity Brands, Inc.	10,959
190	Generac Holdings, Inc.	6,515

		17,474

	Industrial Conglomerates — 1.4%
191	Carlisle Cos., Inc.	11,217

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 5.3%
177	Graco, Inc.	9,124
82	Middleby Corp. (a)	10,565
384	Rexnord Corp. (a)	8,181
276	Titan International, Inc.	5,986
84	Wabtec Corp.	7,310

		41,166

	Professional Services — 1.0%
307	Mistras Group, Inc. (a)	7,573

	Road & Rail — 2.4%
407	Marten Transport Ltd.	7,482
332	Old Dominion Freight Line, Inc. (a)	11,392

		18,874

	Trading Companies & Distributors — 3.9%
130	MSC Industrial Direct Co., Inc., Class A	9,815
575	Rush Enterprises, Inc., Class A (a)	11,877
118	Watsco, Inc.	8,808

		30,500

	Total Industrials	175,224

	Information Technology — 24.1%
	Communications Equipment — 2.4%
510	Aruba Networks, Inc. (a)	10,576
65	Palo Alto Networks, Inc. (a)	3,495
194	Ruckus Wireless, Inc. (a)	4,380

		18,451

	Computers & Peripherals — 0.8%
279	Fusion-io, Inc. (a)	6,393

	Electronic Equipment, Instruments & Components — 0.3%
225	Audience, Inc. (a)	2,341

	Internet Software & Services — 6.5%
494	Bazaarvoice, Inc. (a)	4,618
284	Cornerstone OnDemand, Inc. (a)	8,398
372	Dealertrack Technologies, Inc. (a)	10,697
196	Demandware, Inc. (a)	5,360
517	Envestnet, Inc. (a)	7,210
217	OpenTable, Inc. (a)	10,604
224	Trulia, Inc. (a)	3,633

		50,520

	IT Services — 0.6%
769	ServiceSource International, Inc. (a)	4,501

	Semiconductors & Semiconductor Equipment — 3.3%
310	Cavium, Inc. (a)	9,666
146	Hittite Microwave Corp. (a)	9,045

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
727	Inphi Corp. (a)	6,964

		25,675

	Software — 10.2%
264	BroadSoft, Inc. (a)	9,605
114	CommVault Systems, Inc. (a)	7,961
88	Concur Technologies, Inc. (a)	5,915
256	Fortinet, Inc. (a)	5,383
176	Imperva, Inc. (a)	5,537
501	Infoblox, Inc. (a)	9,003
108	NetSuite, Inc. (a)	7,265
241	RealPage, Inc. (a)	5,190
107	SolarWinds, Inc. (a)	5,633
158	Splunk, Inc. (a)	4,591
717	Take-Two Interactive Software, Inc. (a)	7,892
266	TIBCO Software, Inc. (a)	5,855

		79,830

	Total Information Technology	187,711

	Telecommunication Services — 0.9%
	Wireless Telecommunication Services — 0.9%
924	Boingo Wireless, Inc. (a)	6,978

	Total Common Stocks (Cost $656,845)	764,799

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.2%
	Investment Company — 2.2%
16,896	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $16,896)	16,896

Investment of Cash Collateral for Securities on Loan — 0.0% (g)
	Investment Company — 0.0% (g)
249	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $249)	249

	Total Investments — 100.2% (Cost $673,990)	781,944
	Liabilities in Excess of Other Assets — (0.2)%	(1,582)

	NET ASSETS — 100.0%	$780,362

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 94.4%
	Consumer Discretionary — 11.1%
	Auto Components — 0.5%
15	Cooper Tire & Rubber Co.	380
64	Spartan Motors, Inc.	317
124	Superior Industries International, Inc.	2,534

		3,231

	Diversified Consumer Services — 1.1%
340	Corinthian Colleges, Inc. (a)	828
132	Lincoln Educational Services Corp.	736
237	Regis Corp.	4,008
267	Stewart Enterprises, Inc., Class A	2,042

		7,614

	Hotels, Restaurants & Leisure — 1.5%
56	Ameristar Casinos, Inc.	1,469
10	Biglari Holdings, Inc. (a)	3,861
23	Bloomin’ Brands, Inc. (a)	366
31	Bluegreen Corp. (a)	295
31	Einstein Noah Restaurant Group, Inc.	383
193	Isle of Capri Casinos, Inc. (a)	1,081
47	Multimedia Games Holding Co., Inc. (a)	687
24	Red Robin Gourmet Burgers, Inc. (a)	850
147	Ruth’s Hospitality Group, Inc. (a)	1,071
18	Scientific Games Corp., Class A (a)	159
13	Town Sports International Holdings, Inc.	141

		10,363

	Household Durables — 1.4%
118	American Greetings Corp., Class A	1,986
88	Blyth, Inc.	1,367
47	CSS Industries, Inc.	1,020
152	Leggett & Platt, Inc.	4,127
19	NACCO Industries, Inc., Class A	1,129

		9,629

	Internet & Catalog Retail — 0.1%
1	Kayak Software Corp. (a)	51
334	Orbitz Worldwide, Inc. (a)	909

		960

	Leisure Equipment & Products — 0.4%
47	Arctic Cat, Inc. (a)	1,569
133	JAKKS Pacific, Inc.	1,660

		3,229

	Media — 2.0%
152	Entercom Communications Corp., Class A (a)	1,062
185	Journal Communications, Inc., Class A (a)	1,002
258	LIN TV Corp., Class A (a)	1,944

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
189	McClatchy Co. (The), Class A (a)	617
25	Nexstar Broadcasting Group, Inc., Class A (a)	263
4	Saga Communications, Inc., Class A	163
66	Scholastic Corp.	1,960
11	Shutterstock, Inc. (a)	281
409	Sinclair Broadcast Group, Inc., Class A	5,166
57	Valassis Communications, Inc.	1,480
4	Value Line, Inc.	39

		13,977

	Multiline Retail — 1.2%
209	Bon-Ton Stores, Inc. (The)	2,538
67	Dillard’s, Inc., Class A	5,629

		8,167

	Specialty Retail — 2.1%
97	Brown Shoe Co., Inc.	1,777
183	Conn’s, Inc. (a)	5,605
22	Five Below, Inc. (a)	692
516	OfficeMax, Inc.	5,031
7	Restoration Hardware Holdings, Inc. (a)	229
479	Wet Seal, Inc. (The), Class A (a)	1,322

		14,656

	Textiles, Apparel & Luxury Goods — 0.8%
89	Cherokee, Inc.	1,222
172	Fifth & Pacific Cos., Inc. (a)	2,138
34	Iconix Brand Group, Inc. (a)	766
45	Perry Ellis International, Inc.	893
24	Unifi, Inc. (a)	308

		5,327

	Total Consumer Discretionary	77,153

	Consumer Staples — 2.6%
	Food & Staples Retailing — 0.7%
8	Nash Finch Co.	163
5	Pantry, Inc. (The) (a)	57
2,265	Rite Aid Corp. (a)	3,080
46	Spartan Stores, Inc.	699
389	SUPERVALU, Inc.	961

		4,960

	Food Products — 0.1%
13	Farmer Bros Co. (a)	186
40	WhiteWave Foods Co., Class A (a)	623

		809

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Household Products — 0.8%
527	Central Garden & Pet Co., Class A (a)	5,505

	Tobacco — 1.0%
142	Universal Corp.	7,067

	Total Consumer Staples	18,341

	Energy — 4.7%
	Energy Equipment & Services — 2.2%
469	Cal Dive International, Inc. (a)	811
59	Forum Energy Technologies, Inc. (a)	1,465
400	Helix Energy Solutions Group, Inc. (a)	8,256
409	Hercules Offshore, Inc. (a)	2,530
36	Natural Gas Services Group, Inc. (a)	583
167	Parker Drilling Co. (a)	768
35	Pioneer Energy Services Corp. (a)	251
48	Tesco Corp. (a)	551
5	TETRA Technologies, Inc. (a)	34

		15,249

	Oil, Gas & Consumable Fuels — 2.5%
26	Alon USA Energy, Inc.	463
51	Cloud Peak Energy, Inc. (a)	992
2	Delek U.S. Holdings, Inc.	43
28	Diamondback Energy, Inc. (a)	535
179	EPL Oil & Gas, Inc. (a)	4,036
25	Green Plains Renewable Energy, Inc. (a)	199
9	Panhandle Oil and Gas, Inc., Class A	246
396	Penn Virginia Corp.	1,747
243	PetroQuest Energy, Inc. (a)	1,203
90	Stone Energy Corp. (a)	1,837
149	W&T Offshore, Inc.	2,395
126	Western Refining, Inc.	3,555
1	Westmoreland Coal Co. (a)	9

		17,260

	Total Energy	32,509

	Financials — 33.4%
	Capital Markets — 1.6%
21	Affiliated Managers Group, Inc. (a)	2,759
118	Apollo Investment Corp.	986
19	GAMCO Investors, Inc., Class A	992
114	Gladstone Capital Corp.	934
45	Gladstone Investment Corp.	310
171	Investment Technology Group, Inc. (a)	1,542
36	Janus Capital Group, Inc.	305
200	MCG Capital Corp.	918
32	MVC Capital, Inc.	393

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
53	NGP Capital Resources Co.	383
30	Oppenheimer Holdings, Inc., Class A	518
26	Piper Jaffray Cos. (a)	829

		10,869

	Commercial Banks — 12.1%
53	1st Source Corp.	1,171
41	BancFirst Corp.	1,720
202	BancorpSouth, Inc.	2,941
89	Bank of Hawaii Corp.	3,907
33	Banner Corp.	1,023
73	BBCN Bancorp, Inc.	840
13	Cascade Bancorp (a)	83
112	Cathay General Bancorp	2,178
11	Center Bancorp, Inc.	130
72	Central Pacific Financial Corp. (a)	1,126
4	Century Bancorp, Inc., Class A	135
39	Chemical Financial Corp.	931
10	Citizens & Northern Corp.	195
17	Citizens Republic Bancorp, Inc. (a)	315
95	City Holding Co.	3,318
53	CoBiz Financial, Inc.	394
74	Community Bank System, Inc.	2,014
60	Community Trust Bancorp, Inc.	1,973
23	Cullen/Frost Bankers, Inc.	1,243
42	Financial Institutions, Inc.	780
38	First Bancorp	481
106	First Busey Corp.	494
4	First Citizens BancShares, Inc., Class A	703
718	First Commonwealth Financial Corp.	4,898
24	First Community Bancshares, Inc.	377
121	First Financial Bancorp	1,769
20	First Financial Bankshares, Inc.	796
63	First Interstate Bancsystem, Inc.	969
25	First Merchants Corp.	364
217	FirstMerit Corp.	3,073
252	FNB Corp.	2,678
1	Fulton Financial Corp.	12
20	Great Southern Bancorp, Inc.	501
45	Hancock Holding Co.	1,441
30	Heartland Financial USA, Inc.	774
28	Hudson Valley Holding Corp.	436
32	Lakeland Bancorp, Inc.	323
15	Lakeland Financial Corp.	388
155	MainSource Financial Group, Inc.	1,968
65	MB Financial, Inc.	1,282

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — Continued
32	Metro Bancorp, Inc. (a)	424
31	MetroCorp Bancshares, Inc. (a)	343
56	National Bank Holdings Corp., Class A	1,069
20	OmniAmerican Bancorp, Inc. (a)	465
305	Oriental Financial Group, Inc., (Puerto Rico)	4,072
21	Pacific Continental Corp.	202
84	PacWest Bancorp	2,091
12	S&T Bancorp, Inc.	211
9	Sierra Bancorp	105
29	Simmons First National Corp., Class A	743
140	Southwest Bancorp, Inc. (a)	1,566
19	StellarOne Corp.	271
99	Sterling Financial Corp.	2,063
9	Suffolk Bancorp (a)	122
212	Susquehanna Bancshares, Inc.	2,216
30	SVB Financial Group (a)	1,701
239	TCF Financial Corp.	2,900
22	Tompkins Financial Corp.	852
78	Trustmark Corp.	1,752
101	UMB Financial Corp.	4,441
46	Umpqua Holdings Corp.	539
58	Union First Market Bankshares Corp.	921
33	Valley National Bancorp	308
20	Washington Trust Bancorp, Inc.	537
15	Webster Financial Corp.	310
10	West Bancorp, Inc.	109
36	West Coast Bancorp	808
30	Westamerica Bancorp	1,278
223	Wilshire Bancorp, Inc. (a)	1,307

		83,870

	Consumer Finance — 1.5%
150	DFC Global Corp. (a)	2,778
60	Nelnet, Inc., Class A	1,773
80	World Acceptance Corp. (a)	5,935

		10,486

	Diversified Financial Services — 0.7%
69	Marlin Business Services Corp.	1,376
152	PHH Corp. (a)	3,467
19	Resource America, Inc., Class A	128

		4,971

	Insurance — 4.4%
360	American Equity Investment Life Holding Co.	4,399
24	American Safety Insurance Holdings Ltd., (Bermuda) (a)	460

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
50	Arch Capital Group Ltd., (Bermuda) (a)	2,219
52	Argo Group International Holdings Ltd., (Bermuda)	1,730
407	CNO Financial Group, Inc.	3,794
39	Hallmark Financial Services (a)	370
179	Horace Mann Educators Corp.	3,569
55	Meadowbrook Insurance Group, Inc.	315
112	Platinum Underwriters Holdings Ltd., (Bermuda)	5,143
104	ProAssurance Corp.	4,371
35	StanCorp Financial Group, Inc.	1,269
24	Stewart Information Services Corp.	621
171	Symetra Financial Corp.	2,218

		30,478

	Real Estate Investment Trusts (REITs) — 11.4%
981	Anworth Mortgage Asset Corp.	5,670
106	Apartment Investment & Management Co., Class A	2,879
354	Ashford Hospitality Trust, Inc.	3,723
519	Capstead Mortgage Corp.	5,951
227	CBL & Associates Properties, Inc.	4,808
22	Colonial Properties Trust	461
180	Coresite Realty Corp.	4,990
297	CubeSmart	4,330
281	CYS Investments, Inc.	3,320
1,032	DCT Industrial Trust, Inc.	6,697
172	DiamondRock Hospitality Co.	1,547
189	FelCor Lodging Trust, Inc. (a)	881
68	First Industrial Realty Trust, Inc. (a)	959
45	Getty Realty Corp.	804
36	Home Properties, Inc.	2,183
86	Hospitality Properties Trust	2,016
43	LaSalle Hotel Properties	1,089
334	Lexington Realty Trust	3,489
53	LTC Properties, Inc.	1,872
86	Mission West Properties, Inc.	784
82	Parkway Properties, Inc.	1,141
123	Pennsylvania Real Estate Investment Trust	2,175
116	Potlatch Corp.	4,558
19	PS Business Parks, Inc.	1,261
527	RAIT Financial Trust	2,975
314	Redwood Trust, Inc.	5,297
41	Strategic Hotels & Resorts, Inc. (a)	260
234	Sunstone Hotel Investors, Inc. (a)	2,504
7	Taubman Centers, Inc.	575

		79,199

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Management & Development — 0.1%
21	Realogy Holdings Corp. (a)	885

	Thrifts & Mortgage Finance — 1.6%
13	BankFinancial Corp.	96
53	Beneficial Mutual Bancorp, Inc. (a)	500
13	ESB Financial Corp.	187
30	OceanFirst Financial Corp.	413
256	Ocwen Financial Corp. (a)	8,848
52	Rockville Financial, Inc.	676
14	WSFS Financial Corp.	587

		11,307

	Total Financials	232,065

	Health Care — 4.4%
	Biotechnology — 1.3%
15	Achillion Pharmaceuticals, Inc. (a)	120
60	Celldex Therapeutics, Inc. (a)	401
78	Clovis Oncology, Inc. (a)	1,240
67	Durata Therapeutics, Inc. (a)	513
180	InterMune, Inc. (a)	1,739
594	Lexicon Pharmaceuticals, Inc. (a)	1,320
831	Oncothyreon, Inc. (a)	1,596
331	PDL BioPharma, Inc.	2,331

		9,260

	Health Care Equipment & Supplies — 0.9%
162	Greatbatch, Inc. (a)	3,760
119	SurModics, Inc. (a)	2,654

		6,414

	Health Care Providers & Services — 1.6%
115	Amedisys, Inc. (a)	1,290
36	Gentiva Health Services, Inc. (a)	363
51	HealthSouth Corp. (a)	1,083
114	Magellan Health Services, Inc. (a)	5,566
416	Skilled Healthcare Group, Inc., Class A (a)	2,653

		10,955

	Health Care Technology — 0.5%
200	MedAssets, Inc. (a)	3,346

	Pharmaceuticals — 0.1%
11	Cornerstone Therapeutics, Inc. (a)	50
38	ViroPharma, Inc. (a)	856

		906

	Total Health Care	30,881

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 13.8%
	Aerospace & Defense — 1.1%
83	Cubic Corp.	3,991
366	GenCorp, Inc. (a)	3,345

		7,336

	Air Freight & Logistics — 0.1%
185	Pacer International, Inc. (a)	720

	Airlines — 1.1%
47	Alaska Air Group, Inc. (a)	2,038
492	Republic Airways Holdings, Inc. (a)	2,794
174	SkyWest, Inc.	2,172
64	U.S. Airways Group, Inc. (a)	868

		7,872

	Building Products — 1.0%
171	Gibraltar Industries, Inc. (a)	2,718
169	NCI Building Systems, Inc. (a)	2,355
69	Quanex Building Products Corp.	1,417
19	Trex Co., Inc. (a)	722

		7,212

	Commercial Services & Supplies — 2.7%
64	ARC Document Solutions, Inc. (a)	164
1,017	Cenveo, Inc. (a)	2,745
928	EnergySolutions, Inc. (a)	2,896
59	G&K Services, Inc., Class A	2,022
64	HNI Corp.	1,912
30	Knoll, Inc.	453
48	Performant Financial Corp. (a)	483
237	Quad/Graphics, Inc.	4,840
136	Steelcase, Inc., Class A	1,733
59	United Stationers, Inc.	1,813

		19,061

	Construction & Engineering — 1.3%
85	Argan, Inc.	1,523
76	Comfort Systems USA, Inc.	921
165	EMCOR Group, Inc.	5,724
39	Michael Baker Corp.	975

		9,143

	Electrical Equipment — 0.3%
127	LSI Industries, Inc.	891
29	Powell Industries, Inc. (a)	1,200

		2,091

	Industrial Conglomerates — 0.4%
49	Standex International Corp.	2,493

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Machinery — 3.2%
51	AGCO Corp. (a) (m)	2,520
64	American Railcar Industries, Inc.	2,015
3	Ampco-Pittsburgh Corp.	59
154	Briggs & Stratton Corp.	3,238
165	Douglas Dynamics, Inc.	2,367
108	Federal Signal Corp. (a)	820
124	FreightCar America, Inc.	2,780
52	Hurco Cos., Inc. (a)	1,196
37	Hyster-Yale Materials Handling, Inc.	1,815
34	Kadant, Inc. (a)	891
153	Meritor, Inc. (a)	724
37	Mueller Industries, Inc.	1,871
159	Mueller Water Products, Inc., Class A	891
9	Proto Labs, Inc. (a)	371
11	Watts Water Technologies, Inc., Class A	477

		22,035

	Marine — 0.1%
32	International Shipholding Corp.	521

	Professional Services — 0.7%
118	Barrett Business Services, Inc.	4,506

	Road & Rail — 0.6%
2	Amerco, Inc.	292
31	Arkansas Best Corp.	296
27	Celadon Group, Inc.	486
21	Heartland Express, Inc.	278
135	Saia, Inc. (a)	3,124

		4,476

	Trading Companies & Distributors — 1.0%
89	Aircastle Ltd.	1,121
134	Applied Industrial Technologies, Inc.	5,627

		6,748

	Transportation Infrastructure — 0.2%
107	Wesco Aircraft Holdings, Inc. (a)	1,413

	Total Industrials	95,627

	Information Technology — 12.2%
	Communications Equipment — 2.0%
286	Arris Group, Inc. (a)	4,274
88	Aviat Networks, Inc. (a)	290
40	Bel Fuse, Inc., Class B	789
58	Black Box Corp.	1,417
45	Calix, Inc. (a)	344
178	Comtech Telecommunications Corp.	4,518
47	Oplink Communications, Inc. (a)	732
74	Ruckus Wireless, Inc. (a)	1,656

		14,020

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — 0.7%
183	Avid Technology, Inc. (a)	1,383
115	Electronics for Imaging, Inc. (a)	2,190
35	Fusion-io, Inc. (a)	809
56	Imation Corp. (a)	262
79	STEC, Inc. (a)	389

		5,033

	Electronic Equipment, Instruments & Components — 1.8%
67	Aeroflex Holding Corp. (a)	470
108	Agilysys, Inc. (a)	901
9	Anixter International, Inc.	601
33	Audience, Inc. (a)	344
59	Cognex Corp.	2,176
52	Coherent, Inc.	2,627
37	Electro Scientific Industries, Inc.	367
44	Newport Corp. (a)	595
57	Park Electrochemical Corp.	1,456
31	Richardson Electronics Ltd.	352
43	Tech Data Corp. (a)	1,953
76	Vishay Intertechnology, Inc. (a)	812

		12,654

	Internet Software & Services — 0.7%
60	Digital River, Inc. (a)	867
16	ExactTarget, Inc. (a)	310
352	IntraLinks Holdings, Inc. (a)	2,171
46	Monster Worldwide, Inc. (a)	260
11	Trulia, Inc. (a)	177
91	United Online, Inc.	508
61	XO Group, Inc. (a)	569

		4,862

	IT Services — 1.4%
31	CACI International, Inc., Class A (a)	1,678
96	Convergys Corp.	1,571
130	CSG Systems International, Inc. (a)	2,354
66	Euronet Worldwide, Inc. (a)	1,551
170	Global Cash Access Holdings, Inc. (a)	1,335
33	Unisys Corp. (a)	567
43	Vantiv, Inc., Class A (a)	886

		9,942

	Semiconductors & Semiconductor Equipment — 4.2%
44	Advanced Energy Industries, Inc. (a)	605
115	Amkor Technology, Inc. (a)	488
75	Brooks Automation, Inc.	601
60	DSP Group, Inc. (a)	343

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
110	Entropic Communications, Inc. (a)	585
233	First Solar, Inc. (a)	7,192
38	GSI Technology, Inc. (a)	236
102	GT Advanced Technologies, Inc. (a)	307
78	Integrated Device Technology, Inc. (a)	570
94	Intermolecular, Inc. (a)	834
36	IXYS Corp.	325
71	Lam Research Corp. (a)	2,567
167	Lattice Semiconductor Corp. (a)	665
343	LTX-Credence Corp. (a)	2,253
15	M/A-COM Technology Solutions Holdings, Inc. (a)	223
125	Peregrine Semiconductor Corp. (a)	1,918
42	Pericom Semiconductor Corp. (a)	339
165	Photronics, Inc. (a)	984
59	RF Micro Devices, Inc. (a)	263
54	Rudolph Technologies, Inc. (a)	729
67	Sigma Designs, Inc. (a)	343
286	Spansion, Inc., Class A (a)	3,984
147	STR Holdings, Inc. (a)	371
24	Supertex, Inc.	428
98	Tessera Technologies, Inc.	1,608

		28,761

	Software — 1.4%
91	Aspen Technology, Inc. (a)	2,513
66	Eloqua, Inc. (a)	1,552
78	Envivio, Inc. (a)	133
35	Fair Isaac Corp.	1,454
44	Infoblox, Inc. (a)	787
8	Proofpoint, Inc. (a)	101
26	Rosetta Stone, Inc. (a)	323
90	TIBCO Software, Inc. (a)	1,972
14	Workday, Inc., Class A (a)	779

		9,614

	Total Information Technology	84,886

	Materials — 5.8%
	Chemicals — 1.3%
34	Georgia Gulf Corp.	1,404
133	Minerals Technologies, Inc.	5,301
127	Tredegar Corp.	2,585

		9,290

	Construction Materials — 0.0% (g)
29	Headwaters, Inc. (a)	250

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 0.8%
162	Berry Plastics Group, Inc. (a)	2,605
123	Graphic Packaging Holding Co. (a)	796
135	Myers Industries, Inc.	2,044

		5,445

	Metals & Mining — 2.2%
224	Coeur d’Alene Mines Corp. (a)	5,520
3	Schnitzer Steel Industries, Inc., Class A	100
86	U.S. Silica Holdings, Inc.	1,437
319	Worthington Industries, Inc.	8,278

		15,335

	Paper & Forest Products — 1.5%
37	Buckeye Technologies, Inc.	1,048
34	Domtar Corp., (Canada)	2,856
85	Neenah Paper, Inc.	2,406
216	PH Glatfelter Co.	3,777
4	Resolute Forest Products, (Canada) (a)	53

		10,140

	Total Materials	40,460

	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.1%
43	Consolidated Communications Holdings, Inc.	682

	Wireless Telecommunication Services — 0.2%
183	Leap Wireless International, Inc. (a)	1,217

	Total Telecommunication Services	1,899

	Utilities — 6.1%
	Electric Utilities — 2.2%
161	El Paso Electric Co.	5,134
77	PNM Resources, Inc.	1,577
212	Portland General Electric Co.	5,795
28	Unitil Corp.	718
55	UNS Energy Corp.	2,325

		15,549

	Gas Utilities — 1.8%
46	AGL Resources, Inc. (m)	1,831
11	Chesapeake Utilities Corp.	490
139	Laclede Group, Inc. (The)	5,382
13	New Jersey Resources Corp.	495
25	Piedmont Natural Gas Co., Inc.	770
82	Southwest Gas Corp.	3,457

		12,425

	Independent Power Producers & Energy Traders — 0.4%
104	NRG Energy, Inc.	2,401

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Multi-Utilities — 1.6%
187	Avista Corp.	4,496
21	CH Energy Group, Inc.	1,350
153	NorthWestern Corp.	5,321

		11,167

	Water Utilities — 0.1%
35	California Water Service Group	637
34	Consolidated Water Co., Ltd., (Cayman Islands)	253

		890

	Total Utilities	42,432

	Total Common Stocks (Cost $532,415)	656,253

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
1,715	U.S. Treasury Notes, 0.250%, 11/30/13 (k) (m) (Cost $1,715)	1,716

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.6%
	Investment Company — 4.6%
31,912	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $31,912)	31,912

	Total Investments — 99.3% (Cost $566,042)	689,881
	Other Assets in Excess of Liabilities — 0.7%	5,041

	NET ASSETS — 100.0%	$694,922

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
391	E-mini Russell 2000	03/15/13	$33,102	$821

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.3%
		Consumer Discretionary — 13.7%
		Auto Components — 0.4%
7		Cooper Tire & Rubber Co.	178
7		Dana Holding Corp.	115
13		Spartan Motors, Inc.	66

			359

		Diversified Consumer Services — 0.9%
12		Coinstar, Inc. (a)	598
4		Mac-Gray Corp.	45
9		Regis Corp.	149

			792

		Hotels, Restaurants & Leisure — 2.8%
24		Ameristar Casinos, Inc.	630
2		Biglari Holdings, Inc. (a)	819
3		Bloomin’ Brands, Inc. (a)	48
5		CEC Entertainment, Inc.	153
—	(h)	DineEquity, Inc. (a)	20
9		Interval Leisure Group, Inc.	171
1		Multimedia Games Holding Co., Inc. (a)	10
9		Red Robin Gourmet Burgers, Inc. (a)	303
9		Sonic Corp. (a)	92
34		Town Sports International Holdings, Inc.	361

			2,607

		Household Durables — 1.9%
29		American Greetings Corp., Class A (c)	481
18		Blyth, Inc.	275
7		CSS Industries, Inc.	162
24		Leggett & Platt, Inc.	640
12		Lifetime Brands, Inc.	132
1		NACCO Industries, Inc., Class A	79

			1,769

		Internet & Catalog Retail — 0.6%
—	(h)	Kayak Software Corp. (a)	6
24		Overstock.com, Inc. (a)	338
23		PetMed Express, Inc.	259

			603

		Leisure Equipment & Products — 0.7%
8		Arctic Cat, Inc. (a)	274
14		Brunswick Corp.	395

			669

		Media — 1.7%
13		Entercom Communications Corp., Class A (a)	88
12		Journal Communications, Inc., Class A (a)	66

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
24	Nexstar Broadcasting Group, Inc., Class A (a)	254
19	Scholastic Corp.	562
2	Shutterstock, Inc. (a)	42
43	Sinclair Broadcast Group, Inc., Class A	545

		1,557

	Multiline Retail — 1.3%
11	Bon-Ton Stores, Inc. (The)	132
11	Dillard’s, Inc., Class A	947
13	Saks, Inc. (a)	132

		1,211

	Specialty Retail — 2.4%
10	ANN, Inc. (a)	328
2	Ascena Retail Group, Inc. (a)	35
17	Brown Shoe Co., Inc.	312
38	Conn’s, Inc. (a)	1,172
3	Five Below, Inc. (a)	109
1	Group 1 Automotive, Inc.	87
2	Rent-A-Center, Inc.	62
1	Restoration Hardware Holdings, Inc. (a)	34
3	Tilly’s, Inc., Class A (a)	41

		2,180

	Textiles, Apparel & Luxury Goods — 1.0%
48	Fifth & Pacific Cos., Inc. (a)	601
27	Jones Group, Inc. (The)	297

		898

	Total Consumer Discretionary	12,645

	Consumer Staples — 3.6%
	Food & Staples Retailing — 1.1%
1	Arden Group, Inc., Class A	126
563	Rite Aid Corp. (a)	766
56	SUPERVALU, Inc.	138

		1,030

	Food Products — 0.8%
9	B&G Foods, Inc.	241
30	Smart Balance, Inc. (a)	384
7	WhiteWave Foods Co., Class A (a)	104

		729

	Personal Products — 0.6%
1	Herbalife Ltd., (Cayman Islands)	33
16	Prestige Brands Holdings, Inc. (a)	312
5	USANA Health Sciences, Inc. (a)	178

		523

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Tobacco — 1.1%
20		Universal Corp.	1,018

		Total Consumer Staples	3,300

		Energy — 5.3%
		Energy Equipment & Services — 1.8%
75		Cal Dive International, Inc. (a)	130
5		Dresser-Rand Group, Inc. (a)	281
15		Forum Energy Technologies, Inc. (a)	379
36		Helix Energy Solutions Group, Inc. (a)	741
8		ION Geophysical Corp. (a)	52
2		Parker Drilling Co. (a)	8
6		Superior Energy Services, Inc. (a)	130

			1,721

		Oil, Gas & Consumable Fuels — 3.5%
1		Clayton Williams Energy, Inc. (a)	52
10		Cloud Peak Energy, Inc. (a)	201
2		Contango Oil & Gas Co.	72
24		Delek U.S. Holdings, Inc.	610
4		Diamondback Energy, Inc. (a)	75
34		EPL Oil & Gas, Inc. (a)	771
—	(h)	Isramco, Inc. (a)	23
20		PetroQuest Energy, Inc. (a)	97
11		Stone Energy Corp. (a)	228
6		Swift Energy Co. (a)	92
38		Vaalco Energy, Inc. (a)	331
37		W&T Offshore, Inc.	588
3		Western Refining, Inc.	76
1		Westmoreland Coal Co. (a)	8

			3,224

		Total Energy	4,945

		Financials — 21.4%
		Capital Markets — 1.2%
5		Affiliated Managers Group, Inc. (a)	651
6		Federated Investors, Inc., Class B	121
37		Investment Technology Group, Inc. (a)	329
1		Janus Capital Group, Inc.	10

			1,111

		Commercial Banks — 6.4%
5		1st Source Corp.	110
11		BancFirst Corp.	470
24		BancorpSouth, Inc.	346
5		Banner Corp.	154
8		BBCN Bancorp, Inc.	93
9		Cathay General Bancorp	179

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
3	Chemical Financial Corp.	81
1	Citizens & Northern Corp.	25
11	City Holding Co. (c)	387
7	CoBiz Financial, Inc.	55
41	CVB Financial Corp.	431
1	Financial Institutions, Inc.	16
67	First Commonwealth Financial Corp.	455
7	First Financial Bancorp	98
5	First Interstate Bancsystem, Inc.	71
3	First Merchants Corp.	40
16	FNB Corp.	166
5	Heartland Financial USA, Inc.	131
6	MainSource Financial Group, Inc.	76
4	MetroCorp Bancshares, Inc. (a)	45
9	National Bank Holdings Corp., Class A	175
3	OmniAmerican Bancorp, Inc. (a)	74
27	Oriental Financial Group, Inc.,	356
7	PacWest Bancorp	171
6	Sierra Bancorp	63
7	Simmons First National Corp., Class A	167
25	Southwest Bancorp, Inc. (a)	282
3	StellarOne Corp.	38
14	Suffolk Bancorp (a)	183
15	Susquehanna Bancshares, Inc.	154
3	SVB Financial Group (a)	145
24	TCF Financial Corp. (c)	292
3	UMB Financial Corp.	131
7	West Bancorp, Inc.	74
3	Westamerica Bancorp	119
16	Wilshire Bancorp, Inc. (a)	92

		5,945

	Consumer Finance — 1.9%
25	DFC Global Corp. (a)	455
11	Nelnet, Inc., Class A	316
3	Portfolio Recovery Associates, Inc. (a)	278
10	World Acceptance Corp. (a)	738

		1,787

	Diversified Financial Services — 0.7%
12	Marlin Business Services Corp.	235
17	PHH Corp. (a)	396

		631

	Insurance — 2.3%
30	American Equity Investment Life Holding Co.	370
3	Aspen Insurance Holdings Ltd., (Bermuda)	83

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
43	CNO Financial Group, Inc.	400
2	EMC Insurance Group, Inc.	50
8	Meadowbrook Insurance Group, Inc.	46
5	Navigators Group, Inc. (The) (a)	230
10	Platinum Underwriters Holdings Ltd., (Bermuda)	460
9	ProAssurance Corp.	376
3	Stewart Information Services Corp.	86

		2,101

	Real Estate Investment Trusts (REITs) — 7.7%
43	Anworth Mortgage Asset Corp.	248
4	Ashford Hospitality Trust, Inc.	45
2	Associated Estates Realty Corp.	29
5	BioMed Realty Trust, Inc.	97
49	Capstead Mortgage Corp.	560
11	CBL & Associates Properties, Inc.	233
34	Coresite Realty Corp.	932
15	CYS Investments, Inc.	177
24	DCT Industrial Trust, Inc.	152
12	DiamondRock Hospitality Co.	110
5	EastGroup Properties, Inc.	269
2	Equity Lifestyle Properties, Inc.	121
4	First Industrial Realty Trust, Inc. (a)	55
6	Home Properties, Inc.	343
11	Hospitality Properties Trust	260
12	Lexington Realty Trust	121
19	LTC Properties, Inc.	655
5	MFA Financial, Inc.	38
7	Mission West Properties, Inc.	60
4	National Retail Properties, Inc.	119
12	Pennsylvania Real Estate Investment Trust	208
6	Post Properties, Inc.	295
17	Potlatch Corp.	674
1	PS Business Parks, Inc.	84
27	RAIT Financial Trust	155
21	Ramco-Gershenson Properties Trust	281
16	Redwood Trust, Inc.	270
4	Saul Centers, Inc.	184
14	Strategic Hotels & Resorts, Inc. (a)	90
3	Taubman Centers, Inc.	252

		7,117

	Real Estate Management & Development — 0.2%
5	Realogy Holdings Corp. (a)	227

	Thrifts & Mortgage Finance — 1.0%
3	Astoria Financial Corp.	29

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — Continued
2	BankFinancial Corp.	13
7	Beneficial Mutual Bancorp, Inc. (a)	69
2	Capitol Federal Financial, Inc.	21
7	OceanFirst Financial Corp.	102
20	Ocwen Financial Corp. (a)	688

		922

	Total Financials	19,841

	Health Care — 11.7%
	Biotechnology — 3.6%
45	Achillion Pharmaceuticals, Inc. (a)	361
88	Amicus Therapeutics, Inc. (a)	235
29	Ariad Pharmaceuticals, Inc. (a)	562
17	ArQule, Inc. (a)	46
11	AVEO Pharmaceuticals, Inc. (a)	92
50	Dynavax Technologies Corp. (a)	144
30	Merrimack Pharmaceuticals, Inc. (a)	180
14	OncoGenex Pharmaceutical, Inc. (a)	181
2	Onyx Pharmaceuticals, Inc. (a)	151
119	Orexigen Therapeutics, Inc. (a)	625
121	Threshold Pharmaceuticals, Inc. (a)	510
50	ZIOPHARM Oncology, Inc. (a)	208

		3,295

	Health Care Equipment & Supplies — 3.1%
24	Accuray, Inc. (a)	154
21	CONMED Corp.	590
21	Greatbatch, Inc. (a)	495
23	Invacare Corp.	380
10	Orthofix International N.V., (Netherlands) (a)	381
73	RTI Biologics, Inc. (a)	311
24	SurModics, Inc. (a)	536

		2,847

	Health Care Providers & Services — 2.0%
16	Amedisys, Inc. (a)	183
5	Centene Corp. (a)	221
42	Cross Country Healthcare, Inc. (a)	202
28	Gentiva Health Services, Inc. (a)	280
3	Magellan Health Services, Inc. (a)	157
14	Molina Healthcare, Inc. (a)	379
8	Providence Service Corp. (The) (a)	127
33	Skilled Healthcare Group, Inc., Class A (a)	211
8	Sunrise Senior Living, Inc. (a)	116

		1,876

	Health Care Technology — 0.6%
36	MedAssets, Inc. (a)	606

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Life Sciences Tools & Services — 0.6%
25	Cambrex Corp. (a)	285
1	Mettler-Toledo International, Inc. (a)	174
45	Pacific Biosciences of California, Inc. (a)	76

		535

	Pharmaceuticals — 1.8%
10	Cornerstone Therapeutics, Inc. (a)	47
14	MAP Pharmaceuticals, Inc. (a)	217
28	Nektar Therapeutics (a)	205
38	ViroPharma, Inc. (a)	863
25	Vivus, Inc. (a)	332

		1,664

	Total Health Care	10,823

	Industrials — 15.9%
	Aerospace & Defense — 2.1%
12	Cubic Corp.	585
49	GenCorp, Inc. (a)	445
104	Taser International, Inc. (a)	932

		1,962

	Air Freight & Logistics — 0.1%
3	Park-Ohio Holdings Corp. (a)	55

	Airlines — 1.2%
11	Alaska Air Group, Inc. (a)	453
100	Republic Airways Holdings, Inc. (a)	570
4	U.S. Airways Group, Inc. (a)	59

		1,082

	Building Products — 0.7%
33	Gibraltar Industries, Inc. (a)	532
3	Trex Co., Inc. (a)	119

		651

	Commercial Services & Supplies — 2.7%
34	ACCO Brands Corp. (a)	249
100	American Reprographics Co. (a)	255
12	Deluxe Corp.	377
71	EnergySolutions, Inc. (a)	221
5	G&K Services, Inc., Class A	171
16	Intersections, Inc.	153
32	Knoll, Inc.	495
8	Performant Financial Corp. (a)	77
19	Quad/Graphics, Inc.	391
3	Standard Parking Corp. (a)	66
5	Steelcase, Inc., Class A	59
1	United Stationers, Inc.	15

		2,529

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 1.3%
14	Argan, Inc.	257
24	EMCOR Group, Inc.	834
4	MasTec, Inc. (a)	95

		1,186

	Electrical Equipment — 0.5%
7	Acuity Brands, Inc.	467

	Industrial Conglomerates — 0.4%
8	Standex International Corp.	410

	Machinery — 4.1%
1	Ampco-Pittsburgh Corp.	26
2	Cascade Corp.	109
20	Douglas Dynamics, Inc.	294
29	FreightCar America, Inc.	655
9	Hurco Cos., Inc. (a)	200
3	Hyster-Yale Materials Handling, Inc.	122
2	Kadant, Inc. (a)	48
11	Mueller Industries, Inc.	555
11	Nordson Corp.	720
1	Proto Labs, Inc. (a)	51
13	Sauer-Danfoss, Inc.	704
11	Trimas Corp. (a)	296
1	Watts Water Technologies, Inc., Class A	26

		3,806

	Professional Services — 1.0%
24	Barrett Business Services, Inc.	901

	Road & Rail — 1.1%
8	Arkansas Best Corp.	72
3	Celadon Group, Inc.	54
5	Con-way, Inc.	139
11	Heartland Express, Inc.	144
26	Saia, Inc. (a)	594

		1,003

	Trading Companies & Distributors — 0.5%
11	Aircastle Ltd.	138
8	Applied Industrial Technologies, Inc.	336

		474

	Transportation Infrastructure — 0.2%
15	Wesco Aircraft Holdings, Inc. (a)	201

	Total Industrials	14,727

	Information Technology — 15.7%
	Communications Equipment — 2.9%
62	Arris Group, Inc. (a)	919
19	Aviat Networks, Inc. (a)	62

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Communications Equipment — Continued
11	Black Box Corp.	258
8	Comtech Telecommunications Corp.	203
14	InterDigital, Inc. (c)	563
14	Oplink Communications, Inc. (a)	218
1	Palo Alto Networks, Inc. (a)	53
5	Plantronics, Inc.	166
11	Ruckus Wireless, Inc. (a)	237

		2,679

	Computers & Peripherals — 0.3%
7	Electronics for Imaging, Inc. (a)	131
5	Fusion-io, Inc. (a)	115

		246

	Electronic Equipment, Instruments & Components — 1.1%
6	Agilysys, Inc. (a)	46
6	Audience, Inc. (a)	58
19	Checkpoint Systems, Inc. (a)	208
11	Coherent, Inc.	537
3	Richardson Electronics Ltd.	34
11	Vishay Intertechnology, Inc. (a)	117

		1,000

	Internet Software & Services — 2.6%
4	Bazaarvoice, Inc. (a)	40
46	Digital River, Inc. (a)	658
3	ExactTarget, Inc. (a)	56
55	IntraLinks Holdings, Inc. (a)	337
149	Monster Worldwide, Inc. (a)	835
7	Move, Inc. (a)	56
5	OpenTable, Inc. (a)	259
17	QuinStreet, Inc. (a)	115
2	Trulia, Inc. (a)	29

		2,385

	IT Services — 1.7%
11	CACI International, Inc., Class A (a)	600
23	CSG Systems International, Inc. (a)	424
7	Heartland Payment Systems, Inc.	210
5	Unisys Corp. (a)	88
6	Vantiv, Inc., Class A (a)	118
6	VeriFone Systems, Inc. (a)	168

		1,608

	Semiconductors & Semiconductor Equipment — 3.4%
4	ATMI, Inc. (a)	90
8	Brooks Automation, Inc.	63
2	Cirrus Logic, Inc. (a)	67

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
5	DSP Group, Inc. (a)	27
7	First Solar, Inc. (a)	219
31	GT Advanced Technologies, Inc. (a)	92
9	Integrated Device Technology, Inc. (a)	62
13	Intermolecular, Inc. (a)	118
14	Lattice Semiconductor Corp. (a)	56
79	LSI Corp. (a)	558
74	LTX-Credence Corp. (a)	485
2	M/A-COM Technology Solutions Holdings, Inc. (a)	30
37	Micrel, Inc.	349
17	Peregrine Semiconductor Corp. (a)	257
11	Photronics, Inc. (a)	64
26	RF Micro Devices, Inc. (a)	114
10	Rudolph Technologies, Inc. (a)	133
6	Semtech Corp. (a)	159
12	STR Holdings, Inc. (a)	30
39	Ultra Clean Holdings (a)	192

		3,165

	Software — 3.7%
24	Aspen Technology, Inc. (a)	666
9	Eloqua, Inc. (a)	208
9	Envivio, Inc. (a)	15
5	Fair Isaac Corp.	210
7	Infoblox, Inc. (a)	129
20	Manhattan Associates, Inc. (a)	1,176
17	Monotype Imaging Holdings, Inc.	276
1	Proofpoint, Inc. (a)	17
20	Telenav, Inc. (a)	156
7	TIBCO Software, Inc. (a)	163
18	Websense, Inc. (a)	274
2	Workday, Inc., Class A (a)	131

		3,421

	Total Information Technology	14,504

	Materials — 6.1%
	Chemicals — 2.1%
13	Georgia Gulf Corp.	524
30	Minerals Technologies, Inc.	1,190
11	Tredegar Corp.	227

		1,941

	Construction Materials — 0.7%
70	Headwaters, Inc. (a)	595

	Containers & Packaging — 0.8%
23	Berry Plastics Group, Inc. (a)	373
11	Graphic Packaging Holding Co. (a)	74

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Containers & Packaging — Continued
19	Myers Industries, Inc.	286

		733

	Metals & Mining — 1.4%
10	Coeur d’Alene Mines Corp. (a)	241
19	U.S. Silica Holdings, Inc.	311
29	Worthington Industries, Inc.	762

		1,314

	Paper & Forest Products — 1.1%
7	Buckeye Technologies, Inc.	198
3	Domtar Corp., (Canada)	217
9	Neenah Paper, Inc.	245
21	PH Glatfelter Co.	369
1	Resolute Forest Products, (Canada) (a)	14

		1,043

	Total Materials	5,626

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
48	Cincinnati Bell, Inc. (a)	261
28	Fairpoint Communications, Inc. (a)	221
6	magicJack VocalTec Ltd., (Israel) (a)	117

		599

	Wireless Telecommunication Services — 0.0% (g)
1	NTELOS Holdings Corp.	12

	Total Telecommunication Services	611

	Utilities — 3.2%
	Electric Utilities — 1.3%
11	El Paso Electric Co.	354
9	PNM Resources, Inc.	193
16	Portland General Electric Co.	430
5	UNS Energy Corp.	212

		1,189

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.9%
4	AGL Resources, Inc.	170
4	Laclede Group, Inc. (The)	158
3	New Jersey Resources Corp.	119
7	Piedmont Natural Gas Co., Inc.	216
5	Southwest Gas Corp.	212

		875

	Multi-Utilities — 1.0%
2	CH Energy Group, Inc.	111
24	NorthWestern Corp.	816

		927

	Total Utilities	2,991

	Total Common Stocks (Cost $74,582)	90,013

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
125	U.S. Treasury Notes, 0.250%, 11/30/13 (k) (Cost $125)	125

SHARES
Short-Term Investment — 6.8%
	Investment Company — 6.8%
6,273	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $6,273)	6,273

Investments of Cash Collateral for Securities on Loan — 0.4%
	Investment Company — 0.4%
391	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $391)	391

	Total Investments — 104.6% (Cost $81,371)	96,802
	Liabilities in Excess of Other Assets — (4.6)%	(4,234)

	NET ASSETS — 100.0%	$92,568

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
28	E-mini Russell 2000	03/15/13	$2,370	$63

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$358,968		$419,370		$2,318,622
Investments in affiliates, at value	8,793		12,596		80,921

Total investment securities, at value	367,761		431,966		2,399,543
Receivables:
Investment securities sold	—		1,365		1
Fund shares sold	2,065		550		3,688
Interest and dividends from non-affiliates	173		459		1,057
Dividends from affiliates	—	(a)	1		5
Securities lending income	—	(a)	—		—
Variation margin on futures contracts	—		335		—

Total Assets	369,999		434,676		2,404,294

LIABILITIES:
Payables:
Due to custodian	—		—	(a)	164
Investment securities purchased	—		2,070		—
Collateral for securities lending program	2,381		—		—
Fund shares redeemed	788		4		37,626
Accrued liabilities:
Investment advisory fees	199		233		1,287
Administration fees	26		30		—
Shareholder servicing fees	54		9		321
Distribution fees	45		—		158
Custodian and accounting fees	6		14		21
Trustees’ and Chief Compliance Officer’s fees	1		—	(a)	1
Transfer agent fees	188		5		1,152
Other	37		75		130

Total Liabilities	3,725		2,440		40,860

Net Assets	$366,274		$432,236		$2,363,434

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-capital	$322,659	$360,455	$1,759,039
Accumulated undistributed (distributions in excess of) net investment income	(1,907)	672	(1,055)
Accumulated net realized gains (losses)	(5,016)	(34,177)	7,889
Net unrealized appreciation (depreciation)	50,538	105,286	597,561

Total Net Assets	$366,274	$432,236	$2,363,434

Net Assets:
Class A	$66,367	$—	$588,374
Class B	916	—	9,035
Class C	49,128	—	34,161
Class R2	—	—	5,119
Class R5	—	—	642,591
Select Class	249,863	432,236	1,084,154

Total	$366,274	$432,236	$2,363,434

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,447	—	16,927
Class B	54	—	312
Class C	2,904	—	1,184
Class R2	—	—	149
Class R5	—	—	16,741
Select Class	12,157	10,532	28,263

Net Asset Value (a):
Class A — Redemption price per share	$19.25	$—	$34.76
Class B — Offering price per share (b)	16.95	—	28.93
Class C — Offering price per share (b)	16.92	—	28.84
Class R2 — Offering and redemption price per share	—	—	34.44
Class R5 — Offering and redemption price per share	—	—	38.38
Select Class — Offering and redemption price per share	20.55	41.04	38.36
Class A maximum sales charge	5.25%	—	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.32	$—	$36.69

Cost of investments in non-affiliates	$308,430	$314,372	$1,721,061
Cost of investments in affiliates	8,793	12,596	80,921
Value of securities on loan	2,354	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund		Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$764,799		$657,969	$90,138
Investments in affiliates, at value	17,145		31,912	6,664

Total investment securities, at value	781,944		689,881	96,802
Deposits at broker for futures contracts	—		—	95
Receivables:
Investment securities sold	—		449	72
Fund shares sold	1,534		5,030	2,070
Interest and dividends from non-affiliates	362		971	68
Dividends from affiliates	1		2	—	(a)
Securities lending income	—	(a)	—	—	(a)
Variation margin on futures contracts	—		856	75
Other assets	2		—	—

Total Assets	783,843		697,189	99,182

LIABILITIES:
Payables:
Dividends	—		—	14
Investment securities purchased	—		782	5,965
Collateral for securities lending program	249		—	391
Fund shares redeemed	2,348		629	159
Accrued liabilities:
Investment advisory fees	351		367	31
Administration fees	—		26	—
Shareholder servicing fees	101		63	13
Distribution fees	72		76	5
Custodian and accounting fees	8		12	6
Trustees’ and Chief Compliance Officer’s fees	6		—	—	(a)
Transfer agent fees	298		250	15
Other	48		62	15

Total Liabilities	3,481		2,267	6,614

Net Assets	$780,362		$694,922	$92,568

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-capital	$678,165	$616,991	$84,245
Accumulated undistributed (distributions in excess of) net investment income	(2,046)	2,222	218
Accumulated net realized gains (losses)	(3,711)	(48,951)	(7,389)
Net unrealized appreciation (depreciation)	107,954	124,660	15,494

Total Net Assets	$780,362	$694,922	$92,568

Net Assets:
Class A	$219,410	$244,306	$16,460
Class B	3,088	3,798	—
Class C	22,611	31,747	2,784
Class R2	21,796	8,418	89
Class R5	—	20,896	—
Class R6	167,831	162,771	15,184
Institutional Class	216,609	—	12,156
Select Class	129,017	222,986	45,895

Total	$780,362	$694,922	$92,568

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	20,297	11,868	1,454
Class B	358	209	—
Class C	2,496	1,767	250
Class R2	2,039	411	8
Class R5	—	971	—
Class R6	14,452	7,560	1,327
Institutional Class	18,694	—	1,062
Select Class	11,286	10,364	3,998

Net Asset Value (a):
Class A — Redemption price per share	$10.81	$20.59	$11.32
Class B — Offering price per share (b)	8.63	18.13	—
Class C — Offering price per share (b)	9.06	17.97	11.13
Class R2 — Offering and redemption price per share	10.69	20.51	11.27
Class R5 — Offering and redemption price per share	—	21.52	—
Class R6 — Offering and redemption price per share	11.61	21.53	11.45
Institutional Class — Offering and redemption price per share	11.59	—	11.45
Select Class — Offering and redemption price per share	11.43	21.52	11.48
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.41	$21.73	$11.95

Cost of investments in non-affiliates	$656,845	$534,130	$74,707
Cost of investments in affiliates	17,145	31,912	6,664
Value of securities on loan	244	—	386

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2012 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1	$—
Dividend income from non-affiliates	1,606	4,409	33,397
Dividend income from affiliates	4	5	40
Income from securities lending (net)	4	2	—

Total investment income	1,614	4,417	33,437

EXPENSES:
Investment advisory fees	1,173	1,370	7,919
Administration fees	155	182	1,050
Distribution fees:
Class A	83	—	763
Class B	3	—	36
Class C	188	—	131
Class R2	—	—	14
Shareholder servicing fees:
Class A	83	—	763
Class B	1	—	12
Class C	63	—	44
Class R2	—	—	7
Class R5	—	—	171
Select Class	304	527	1,364
Custodian and accounting fees	20	19	55
Professional fees	25	25	36
Trustees’ and Chief Compliance Officer’s fees	— (a)	2	14
Printing and mailing costs	42	37	120
Registration and filing fees	26	14	47
Transfer agent fees	311	—	1,612
Other	8	4	11

Total expenses	2,485	2,180	14,169

Less amounts waived	(160)	(501)	(1,638)
Less earnings credits	—	—	—	(a)

Net expenses	2,325	1,679	12,531

Net investment income (loss)	(711)	2,738	20,906

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	15,305	17,337	108,195
Futures	—	802	—

Net realized gain (loss)	15,305	18,139	108,195

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	7,291	20,877	42,168
Futures	—	(145)	—

Change in net unrealized appreciation/depreciation	7,291	20,732	42,168

Net realized/unrealized gains (losses)	22,596	38,871	150,363

Change in net assets resulting from operations	$21,885	$41,609	$171,269

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$—	(a)
Dividend income from non-affiliates	3,459	9,252	948
Dividend income from affiliates	8	9	1
Income from securities lending (net)	4	2	—	(a)

Total investment income	3,471	9,265	949

EXPENSES:
Investment advisory fees	2,582	2,045	232
Administration fees	342	271	33
Distribution fees:
Class A	279	252	14
Class B	13	14	—
Class C	88	113	7
Class R2	57	19	—	(a)
Shareholder servicing fees:
Class A	279	252	14
Class B	4	5	—
Class C	30	38	2
Class R2	28	10	—	(a)
Class R5	—	4	—
Institutional Class	113	—	5
Select Class	158	260	51
Custodian and accounting fees	27	41	27
Professional fees	25	25	25
Trustees’ and Chief Compliance Officer’s fees	1	3	—	(a)
Printing and mailing costs	50	36	7
Registration and filing fees	58	47	39
Transfer agent fees	607	362	30
Other	13	11	3

Total expenses	4,754	3,808	489

Less amounts waived	(738)	(375)	(107)

Net expenses	4,016	3,433	382

Net investment income (loss)	(545)	5,832	567

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	34,880	10,723	1,772
Futures	—	1,042	101

Net realized gain (loss)	34,880	11,765	1,873

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	15,443	45,675	5,120
Futures	—	241	(5)

Change in net unrealized appreciation/depreciation	15,443	45,916	5,115

Net realized/unrealized gains (losses)	50,323	57,681	6,988

Change in net assets resulting from operations	$49,778	$63,513	$7,555

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(711)	$(2,013)	$2,738	$2,544
Net realized gain (loss)	15,305	12,478	18,139	14,478
Change in net unrealized appreciation/depreciation	7,291	(36,437)	20,732	(37,850)

Change in net assets resulting from operations	21,885	(25,972)	41,609	(20,828)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(2,519)	—	—	—
Class B
From net realized gains	(39)	—	—	—
Class C
From net realized gains	(2,102)	—	—	—
Select Class
From net investment income	—	—	(4,488)	(2,078)
From net realized gains	(9,120)	—	—	—

Total distributions to shareholders	(13,780)	—	(4,488)	(2,078)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	22,168	(14,401)	(11,475)	(120,034)

NET ASSETS:
Change in net assets	30,273	(40,373)	25,646	(142,940)
Beginning of period	336,001	376,374	406,590	549,530

End of period	$366,274	$336,001	$432,236	$406,590

Accumulated undistributed (distributions in excess of) net investment income	$(1,907)	$(1,196)	$672	$2,422

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,906	$10,984	$(545)	$(1,885)
Net realized gain (loss)	108,195	126,071	34,880	33,713
Change in net unrealized appreciation/depreciation	42,168	(59,698)	15,443	(76,118)

Change in net assets resulting from operations	171,269	77,357	49,778	(44,290)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,332)	(1,784)	—	—
From net realized gains	(54,507)	(29,961)	(18,796)	(4,635)
Class B
From net investment income	(65)	—	—	—
From net realized gains	(953)	(645)	(333)	(107)
Class C
From net investment income	(285)	—	—	—
From net realized gains	(3,639)	(2,059)	(2,309)	(598)
Class R2
From net investment income	(40)	(6)	—	—
From net realized gains	(478)	(264)	(1,927)	(408)
Class R5
From net investment income	(8,958)	(4,589)	—	—
From net realized gains	(52,088)	(27,407)	—	—
Class R6
From net realized gains	—	—	(13,119)	(2,268)
Institutional Class
From net realized gains	—	—	(17,399)	(4,220)
Select Class
From net investment income	(12,603)	(5,722)	—	—
From net realized gains	(88,266)	(48,444)	(10,618)	(2,322)

Total distributions to shareholders	(228,214)	(120,881)	(64,501)	(14,558)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(21,652)	(39,038)	(26,435)	134,888

NET ASSETS:
Change in net assets	(78,597)	(82,562)	(41,158)	76,040
Beginning of period	2,442,031	2,524,593	821,520	745,480

End of period	$2,363,434	$2,442,031	$780,362	$821,520

Accumulated undistributed (distributions in excess of) net investment income	$(1,055)	$6,322	$(2,046)	$(1,501)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,832	$5,239	$567	$311
Net realized gain (loss)	11,765	8,625	1,873	(2,684)
Change in net unrealized appreciation/depreciation	45,916	(10,600)	5,115	(1,183)

Change in net assets resulting from operations	63,513	3,264	7,555	(3,556)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(928)	(1,662)	(99)	—
Class B
From net investment income	(11)	(19)	—	—
Class C
From net investment income	(92)	(136)	(11)	—
Class R2 (b)
From net investment income	(25)	(41)	— (a)	— (a)
Class R5
From net investment income	(95)	(157)	—	—
Class R6 (b)
From net investment income	(827)	(1,736)	(137)	— (a)
Institutional Class
From net investment income	—	—	(90)	(59)
Select Class
From net investment income	(994)	(2,049)	(295)	(108)

Total distributions to shareholders	(2,972)	(5,800)	(632)	(167)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	17,315	47,225	15,686	4,531

NET ASSETS:
Change in net assets	77,856	44,689	22,609	808
Beginning of period	617,066	572,377	69,959	69,151

End of period	$694,922	$617,066	$92,568	$69,959

Accumulated undistributed (distributions in excess of) net investment income	$2,222	$(638)	$218	$283

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,496	$41,460	$—	$—
Dividends and distributions reinvested	1,796	—	—	—
Cost of shares redeemed	(10,421)	(122,824)	—	—

Change in net assets resulting from Class A capital transactions	$(129)	$(81,364)	$—	$—

Class B
Proceeds from shares issued	$4	$3	$—	$—
Dividends and distributions reinvested	35	—	—	—
Cost of shares redeemed	(197)	(653)	—	—

Change in net assets resulting from Class B capital transactions	$(158)	$(650)	$—	$—

Class C
Proceeds from shares issued	$7,195	$17,007	$—	$—
Dividends and distributions reinvested	231	—	—	—
Cost of shares redeemed	(9,290)	(26,284)	—	—

Change in net assets resulting from Class C capital transactions	$(1,864)	$(9,277)	$—	$—

Select Class
Proceeds from shares issued	$53,897	$154,205	$8,410	$25,529
Dividends and distributions reinvested	8,987	—	4,252	1,948
Cost of shares redeemed	(38,565)	(77,315)	(24,137)	(147,511)

Change in net assets resulting from Select Class capital transactions	$24,319	$76,890	$(11,475)	$(120,034)

Total change in net assets resulting from capital transactions	$22,168	$(14,401)	$(11,475)	$(120,034)

SHARE TRANSACTIONS:
Class A
Issued	435	2,340	—	—
Reinvested	95	—	—	—
Redeemed	(534)	(6,774)	—	—

Change in Class A Shares	(4)	(4,434)	—	—

Class B
Issued	— (a)	— (a)	—	—
Reinvested	2	—	—	—
Redeemed	(11)	(41)	—	—

Change in Class B Shares	(9)	(41)	—	—

Class C
Issued	423	1,047	—	—
Reinvested	14	—	—	—
Redeemed	(539)	(1,617)	—	—

Change in Class C Shares	(102)	(570)	—	—

Select Class
Issued	2,603	7,902	211	697
Reinvested	447	—	104	57
Redeemed	(1,873)	(3,977)	(613)	(3,858)

Change in Select Class Shares	1,177	3,925	(298)	(3,104)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$68,215	$157,234	$18,147	$69,558
Dividends and distributions reinvested	53,153	27,278	18,018	4,447
Cost of shares redeemed	(131,655)	(245,335)	(31,707)	(101,851)

Change in net assets resulting from Class A capital transactions	$(10,287)	$(60,823)	$4,458	$(27,846)

Class B
Proceeds from shares issued	$43	$153	$98	$141
Dividends and distributions reinvested	947	586	276	93
Cost of shares redeemed	(1,601)	(3,284)	(852)	(2,023)

Change in net assets resulting from Class B capital transactions	$(611)	$(2,545)	$(478)	$(1,789)

Class C
Proceeds from shares issued	$1,550	$2,701	$1,164	$3,039
Dividends and distributions reinvested	3,051	1,591	1,897	488
Cost of shares redeemed	(3,818)	(7,520)	(3,226)	(8,525)

Change in net assets resulting from Class C capital transactions	$783	$(3,228)	$(165)	$(4,998)

Class R2
Proceeds from shares issued	$902	$2,320	$2,907	$10,502
Dividends and distributions reinvested	238	114	1,827	377
Cost of shares redeemed	(1,462)	(1,956)	(4,876)	(3,289)

Change in net assets resulting from Class R2 capital transactions	$(322)	$478	$(142)	$7,590

Class R5
Proceeds from shares issued	$87,983	$220,906	$—	$—
Dividends and distributions reinvested	58,492	30,874	—	—
Cost of shares redeemed	(189,388)	(127,695)	—	—

Change in net assets resulting from Class R5 capital transactions	$(42,913)	$124,085	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$10,319	$130,056
Dividends and distributions reinvested	—	—	13,119	2,269
Cost of shares redeemed	—	—	(53,898)	(8,891)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$(30,460)	$123,434

Institutional Class
Proceeds from shares issued	$—	$—	$23,429	$106,591
Dividends and distributions reinvested	—	—	15,569	3,608
Cost of shares redeemed	—	—	(46,239)	(77,557)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(7,241)	$32,642

Select Class
Proceeds from shares issued	$156,306	$287,957	$18,848	$50,639
Dividends and distributions reinvested	89,504	47,121	8,954	1,909
Cost of shares redeemed	(214,112)	(432,083)	(20,209)	(46,693)

Change in net assets resulting from Select Class capital transactions	$31,698	$(97,005)	$7,593	$5,855

Total change in net assets resulting from capital transactions	$(21,652)	$(39,038)	$(26,435)	$134,888

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	1,854	4,564	1,590	6,342
Reinvested	1,546	849	1,704	436
Redeemed	(3,650)	(7,273)	(2,759)	(9,342)

Change in Class A Shares	(250)	(1,860)	535	(2,564)

Class B
Issued	1	5	10	16
Reinvested	33	22	33	11
Redeemed	(51)	(112)	(91)	(223)

Change in Class B Shares	(17)	(85)	(48)	(196)

Class C
Issued	52	92	123	320
Reinvested	107	59	214	56
Redeemed	(124)	(257)	(333)	(905)

Change in Class C Shares	35	(106)	4	(529)

Class R2
Issued	25	70	260	977
Reinvested	7	4	175	37
Redeemed	(40)	(57)	(437)	(306)

Change in Class R2 Shares	(8)	17	(2)	708

Class R5
Issued	2,183	5,986	—	—
Reinvested	1,535	874	—	—
Redeemed	(4,616)	(3,399)	—	—

Change in Class R5 Shares	(898)	3,461	—	—

Class R6
Issued	—	—	863	11,045
Reinvested	—	—	1,156	210
Redeemed	—	—	(4,520)	(783)

Change in Class R6 Shares	—	—	(2,501)	10,472

Institutional Class
Issued	—	—	1,930	9,441
Reinvested	—	—	1,374	334
Redeemed	—	—	(3,774)	(6,770)

Change in Institutional Class Shares	—	—	(470)	3,005

Select Class
Issued	3,922	7,666	1,575	4,414
Reinvested	2,355	1,338	801	178
Redeemed	(5,329)	(11,713)	(1,679)	(4,096)

Change in Select Class Shares	948	(2,709)	697	496

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$65,730	$64,696	$11,122	$7,833
Dividends and distributions reinvested	895	1,559	84	—
Cost of shares redeemed	(27,975)	(80,683)	(4,134)	(10,500)

Change in net assets resulting from Class A capital transactions	$38,650	$(14,428)	$7,072	$(2,667)

Class B
Proceeds from shares issued	$33	$60	$—	$—
Dividends and distributions reinvested	10	17	—	—
Cost of shares redeemed	(528)	(2,513)	—	—

Change in net assets resulting from Class B capital transactions	$(485)	$(2,436)	$—	$—

Class C
Proceeds from shares issued	$3,483	$6,277	$1,508	$597
Dividends and distributions reinvested	80	116	9	—
Cost of shares redeemed	(3,417)	(8,373)	(156)	(505)

Change in net assets resulting from Class C capital transactions	$146	$(1,980)	$1,361	$92

Class R2 (b)
Proceeds from shares issued	$1,870	$2,994	$26	$50
Dividends and distributions reinvested	23	38	—	— (a)
Cost of shares redeemed	(928)	(2,261)	— (a)	—

Change in net assets resulting from Class R2 capital transactions	$965	$771	$26	$50

Class R5
Proceeds from shares issued	$7,383	$6,690	$—	$—
Dividends and distributions reinvested	5	4	—	—
Cost of shares redeemed	(3,904)	(22,164)	—	—

Change in net assets resulting from Class R5 capital transactions	$3,484	$(15,470)	$—	$—

Class R6 (b)
Proceeds from shares issued	$10,114	$79,242	$1,067	$13,638
Dividends and distributions reinvested	827	1,736	137	— (a)
Cost of shares redeemed	(43,063)	(5,770)	(269)	(260)

Change in net assets resulting from Class R6 capital transactions	$(32,122)	$75,208	$935	$13,378

Institutional Class
Proceeds from shares issued	$—	$—	$6,066	$6,490
Dividends and distributions reinvested	—	—	89	59
Cost of shares redeemed	—	—	(4,001)	(17,366)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$2,154	$(10,817)

Select Class
Proceeds from shares issued	$37,770	$54,314	$6,479	$15,804
Dividends and distributions reinvested	508	905	236	88
Cost of shares redeemed	(31,601)	(49,659)	(2,577)	(11,397)

Change in net assets resulting from Select Class capital transactions	$6,677	$5,560	$4,138	$4,495

Total change in net assets resulting from capital transactions	$17,315	$47,225	$15,686	$4,531

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	3,388	3,659	1,015	803
Reinvested	44	89	7	—
Redeemed	(1,428)	(4,528)	(384)	(1,142)

Change in Class A Shares	2,004	(780)	638	(339)

Class B
Issued	2	3	—	—
Reinvested	1	1	—	—
Redeemed	(31)	(161)	—	—

Change in Class B Shares	(28)	(157)	—	—

Class C
Issued	204	402	141	63
Reinvested	5	7	1	—
Redeemed	(200)	(550)	(15)	(52)

Change in Class C Shares	9	(141)	127	11

Class R2 (b)
Issued	95	170	3	5
Reinvested	1	2	—	— (a)
Redeemed	(47)	(131)	— (a)	—

Change in Class R2 Shares	49	41	3	5

Class R5
Issued	360	359	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(189)	(1,168)	—	—

Change in Class R5 Shares	171	(809)	—	—

Class R6 (b)
Issued	487	4,227	95	1,267
Reinvested	38	94	12	— (a)
Redeemed	(2,195)	(307)	(23)	(24)

Change in Class R6 Shares	(1,670)	4,014	84	1,243

Institutional Class
Issued	—	—	534	615
Reinvested	—	—	8	6
Redeemed	—	—	(376)	(1,657)

Change in Institutional Class Shares	—	—	166	(1,036)

Select Class
Issued	1,859	3,087	579	1,545
Reinvested	25	49	21	9
Redeemed	(1,533)	(2,739)	(233)	(1,169)

Change in Select Class Shares	351	397	367	385

(a)	Amount rounds to less than 1,000 shares.
(b)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$18.83	$(0.06	)(f)(g)	$1.24	$1.18	$(0.76)
Year Ended June 30, 2012	20.20	(0.13	)(f)(h)	(1.24)	(1.37)	—
Year Ended June 30, 2011	13.80	(0.16	)(f)	6.56	6.40	—
Year Ended June 30, 2010	11.89	(0.13	)(f)	2.04	1.91	—
Year Ended June 30, 2009	16.65	(0.11	)(f)	(4.65)	(4.76)	—
Year Ended June 30, 2008	20.73	(0.19	)(f)	(2.09)	(2.28)	(1.80)

Class B
Six Months Ended December 31, 2012 (Unaudited)	16.71	(0.10	)(f)(g)	1.10	1.00	(0.76)
Year Ended June 30, 2012	18.01	(0.20	)(f)(h)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.37	(0.23	)(f)	5.87	5.64	—
Year Ended June 30, 2010	10.73	(0.19	)(f)	1.83	1.64	—
Year Ended June 30, 2009	15.12	(0.16	)(f)	(4.23)	(4.39)	—
Year Ended June 30, 2008	19.09	(0.28	)(f)	(1.89)	(2.17)	(1.80)

Class C
Six Months Ended December 31, 2012 (Unaudited)	16.68	(0.10	)(f)(g)	1.10	1.00	(0.76)
Year Ended June 30, 2012	17.98	(0.20	)(f)(h)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.35	(0.23	)(f)	5.86	5.63	—
Year Ended June 30, 2010	10.71	(0.19	)(f)	1.83	1.64	—
Year Ended June 30, 2009	15.09	(0.16	)(f)	(4.22)	(4.38)	—
Year Ended June 30, 2008	19.06	(0.28	)(f)	(1.89)	(2.17)	(1.80)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	20.02	(0.02	)(f)(g)	1.31	1.29	(0.76)
Year Ended June 30, 2012	21.39	(0.06	)(f)(h)	(1.31)	(1.37)	—
Year Ended June 30, 2011	14.56	(0.11	)(f)	6.94	6.83	—
Year Ended June 30, 2010	12.50	(0.08	)(f)	2.14	2.06	—
Year Ended June 30, 2009	17.44	(0.06	)(f)	(4.88)	(4.94)	—
Year Ended June 30, 2008	21.53	(0.12	)(f)	(2.17)	(2.29)	(1.80)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.09), $(0.12), $(0.13) and $(0.05) for Class A, Class B, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.89)%, (1.41)%, (1.40)% and (0.50)% for Class A, Class B, Class C and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.17), $(0.23), $(0.23) and $(0.10) for Class A, Class B, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.94)%, (1.43)%, (1.43)% and (0.53)% for Class A, Class B, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$19.25	6.34%	$66,367	1.47%	(0.59	)%(g)	1.47%	31%
18.83	(6.78)	64,997	1.47	(0.72	)(h)	1.48	63
20.20	46.38	159,290	1.42	(0.91)		1.50	79
13.80	16.06	72,134	1.49	(0.92)		1.78	120
11.89	(28.59)	51,434	1.50	(0.86)		2.16	83
16.65	(11.92)	77,384	1.50	(0.99)		1.95	122

16.95	6.06	916	1.97	(1.11	)(g)	1.97	31
16.71	(7.22)	1,055	1.97	(1.21	)(h)	1.98	63
18.01	45.59	1,865	1.99	(1.48)		2.04	79
12.37	15.28	2,326	2.09	(1.58)		2.39	120
10.73	(29.03)	16,081	2.10	(1.46)		2.65	83
15.12	(12.38)	27,388	2.10	(1.59)		2.44	122

16.92	6.08	49,128	1.97	(1.10	)(g)	1.97	31
16.68	(7.23)	50,144	1.97	(1.21	)(h)	1.98	63
17.98	45.59	64,298	1.98	(1.47)		2.02	79
12.35	15.31	45,949	2.09	(1.53)		2.30	120
10.71	(29.03)	40,775	2.10	(1.46)		2.66	83
15.09	(12.40)	58,290	2.10	(1.59)		2.44	122

20.55	6.51	249,863	1.09	(0.19	)(g)	1.22	31
20.02	(6.40)	219,805	1.10	(0.32	)(h)	1.22	63
21.39	46.91	150,921	1.08	(0.57)		1.24	79
14.56	16.48	51,872	1.09	(0.52)		1.53	120
12.50	(28.33)	36,584	1.10	(0.46)		1.92	83
17.44	(11.50)	35,071	1.10	(0.60)		1.70	122

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Select Class
Six Months Ended December 31, 2012 (Unaudited)	$37.54	$0.27	(f)	$3.66	$3.93	$(0.43)	$—	$(0.43)
Year Ended June 30, 2012	39.44	0.27	(g)	(1.98)	(1.71)	(0.19)	—	(0.19)
Year Ended June 30, 2011	28.60	0.17		10.80	10.97	(0.13)	—	(0.13)
Year Ended June 30, 2010	23.28	0.09		5.47	5.56	(0.24)	—	(0.24)
Year Ended June 30, 2009	35.77	0.27		(10.26)	(9.99)	(0.14)	(2.36)	(2.50)
Year Ended June 30, 2008	51.34	0.34		(9.43)	(9.09)	(0.27)	(6.21)	(6.48)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.12 and the net investment income (loss) ratio would have been 0.53% for Select Class Shares.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Select Class Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$41.04	10.47%	$432,236	0.79%	1.30	%(f)	1.03%	17%
37.54	(4.29)	406,590	0.80	0.64	(g)	1.02	45
39.44	38.37	549,530	0.79	0.39		1.09	38
28.60	23.89	491,061	0.80	0.40		1.09	40
23.28	(27.66)	337,981	0.80	0.96		1.10	42
35.77	(18.23)	558,129	0.80	0.77		1.07	35

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$36.02	$0.27	(f)(g)	$2.23	$2.50	$(0.36)	$(3.40)	$(3.76)
Year Ended June 30, 2012	36.72	0.07	(f)	1.09	1.16	(0.10)	(1.76)	(1.86)
Year Ended June 30, 2011	27.54	0.14	(f)	10.15	10.29	(0.06)	(1.05)	(1.11)
Year Ended June 30, 2010	23.59	0.05	(f)	3.94	3.99	(0.04)	—	(0.04)
Year Ended June 30, 2009	27.42	(0.03	)(f)	(3.80)	(3.83)	—	—	—
Year Ended June 30, 2008	33.16	0.05	(f)	(3.91)	(3.86)	(0.12)	(1.76)	(1.88)

Class B
Six Months Ended December 31, 2012 (Unaudited)	30.51	0.14	(f)(g)	1.89	2.03	(0.21)	(3.40)	(3.61)
Year Ended June 30, 2012	31.46	(0.09	)(f)	0.90	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.79	(0.01	)(f)	8.73	8.72	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.46	(0.08	)(f)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.90	(0.12	)(f)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.17	(0.08	)(f)	(3.43)	(3.51)	—	(1.76)	(1.76)

Class C
Six Months Ended December 31, 2012 (Unaudited)	30.46	0.15	(f)(g)	1.87	2.02	(0.24)	(3.40)	(3.64)
Year Ended June 30, 2012	31.41	(0.08	)(f)	0.89	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.75	(0.02	)(f)	8.73	8.71	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.42	(0.08	)(f)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.86	(0.12	)(f)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.15	(0.08	)(f)	(3.43)	(3.51)	(0.02)	(1.76)	(1.78)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	35.67	0.22	(f)(g)	2.21	2.43	(0.26)	(3.40)	(3.66)
Year Ended June 30, 2012	36.41	(0.01	)(f)	1.07	1.06	(0.04)	(1.76)	(1.80)
Year Ended June 30, 2011	27.33	0.07	(f)	10.06	10.13	—	(1.05)	(1.05)
Year Ended June 30, 2010	23.48	(0.04	)(f)	3.92	3.88	(0.03)	—	(0.03)
November 3, 2008 (h) through June 30, 2009	20.98	(0.06	)(f)	2.63	2.57	(0.07)	—	(0.07)

Class R5
Six Months Ended December 31, 2012 (Unaudited)	39.47	0.39	(f)(g)	2.46	2.85	(0.54)	(3.40)	(3.94)
Year Ended June 30, 2012	40.04	0.28	(f)	1.19	1.47	(0.28)	(1.76)	(2.04)
Year Ended June 30, 2011	29.92	0.31	(f)	11.06	11.37	(0.20)	(1.05)	(1.25)
Year Ended June 30, 2010	25.60	0.19	(f)	4.27	4.46	(0.14)	—	(0.14)
Year Ended June 30, 2009	29.72	0.09	(f)	(4.12)	(4.03)	(0.09)	—	(0.09)
Year Ended June 30, 2008	35.75	0.21	(f)	(4.21)	(4.00)	(0.27)	(1.76)	(2.03)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	39.41	0.36	(f)(g)	2.45	2.81	(0.46)	(3.40)	(3.86)
Year Ended June 30, 2012	39.98	0.19	(f)	1.20	1.39	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2011	29.88	0.27	(f)	11.02	11.29	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2010	25.58	0.13	(f)	4.27	4.40	(0.10)	—	(0.10)
Year Ended June 30, 2009	29.68	0.04	(f)	(4.11)	(4.07)	(0.03)	—	(0.03)
Year Ended June 30, 2008	35.71	0.15	(f)	(4.22)	(4.07)	(0.20)	(1.76)	(1.96)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.05, $(0.04), $(0.03), $0.00, $0.15 and $0.12 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.24%, (0.33)%, (0.28)%, (0.04)%, 0.68% and 0.53% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$34.76	7.14%	$588,374	1.29%	1.47	%(g)	1.39%	9%
36.02	3.79	618,705	1.30	0.21		1.41	27
36.72	37.77	699,042	1.29	0.43		1.40	39
27.54	16.91	528,676	1.29	0.16		1.38	44
23.59	(13.97)	372,525	1.30	(0.13)		1.44	45
27.42	(11.80)	405,375	1.25	0.18		1.40	52

28.93	6.88	9,035	1.79	0.90	(g)	1.89	9
30.51	3.26	10,036	1.80	(0.30)		1.91	27
31.46	37.10	13,032	1.79	(0.05)		1.90	39
23.79	16.28	12,890	1.79	(0.33)		1.88	44
20.46	(14.39)	13,711	1.80	(0.64)		1.94	45
23.90	(12.21)	21,212	1.75	(0.32)		1.90	52

28.84	6.86	34,161	1.79	0.95	(g)	1.89	9
30.46	3.26	34,994	1.80	(0.29)		1.91	27
31.41	37.13	39,403	1.79	(0.06)		1.90	39
23.75	16.31	32,259	1.79	(0.33)		1.88	44
20.42	(14.42)	30,661	1.80	(0.64)		1.94	45
23.86	(12.21)	45,375	1.75	(0.32)		1.90	52

34.44	7.02	5,119	1.54	1.19	(g)	1.64	9
35.67	3.51	5,587	1.55	(0.03)		1.66	27
36.41	37.46	5,109	1.54	0.22		1.65	39
27.33	16.53	4,634	1.54	(0.16)		1.63	44
23.48	12.30	1,461	1.55	(0.39)		1.75	45

38.38	7.40	642,591	0.79	1.91	(g)	0.94	9
39.47	4.31	696,200	0.79	0.73		0.96	27
40.04	38.46	567,675	0.79	0.85		0.96	39
29.92	17.44	256,458	0.79	0.63		0.93	44
25.60	(13.50)	86,024	0.80	0.38		0.99	45
29.72	(11.35)	73,737	0.76	0.68		0.96	52

38.36	7.31	1,084,154	0.99	1.76	(g)	1.14	9
39.41	4.09	1,076,509	1.00	0.51		1.16	27
39.98	38.21	1,200,332	0.99	0.75		1.15	39
29.88	17.21	935,388	0.99	0.45		1.13	44
25.58	(13.69)	603,628	1.00	0.17		1.19	45
29.68	(11.54)	644,973	0.94	0.48		1.15	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$11.13	$(0.02	)(f)(g)	$0.71	$0.69	$(1.01)
Year Ended June 30, 2012	12.17	(0.05	)(f)(h)	(0.77)	(0.82)	(0.22)
Year Ended June 30, 2011	8.28	(0.08	)(f)	3.97	3.89	—
Year Ended June 30, 2010	6.80	(0.06	)(f)	1.54	1.48	—
Year Ended June 30, 2009	8.94	(0.04	)(f)	(2.10)	(2.14)	—
Year Ended June 30, 2008	11.98	(0.06	)(f)	(1.28)	(1.34)	(1.70)

Class B
Six Months Ended December 31, 2012 (Unaudited)	9.10	(0.04	)(f)(g)	0.58	0.54	(1.01)
Year Ended June 30, 2012	10.04	(0.09	)(f)(h)	(0.63)	(0.72)	(0.22)
Year Ended June 30, 2011	6.87	(0.11	)(f)	3.28	3.17	—
Year Ended June 30, 2010	5.67	(0.09	)(f)	1.29	1.20	—
Year Ended June 30, 2009	7.52	(0.07	)(f)	(1.78)	(1.85)	—
Year Ended June 30, 2008	10.41	(0.11	)(f)	(1.08)	(1.19)	(1.70)

Class C
Six Months Ended December 31, 2012 (Unaudited)	9.51	(0.04	)(f)(g)	0.60	0.56	(1.01)
Year Ended June 30, 2012	10.48	(0.09	)(f)(h)	(0.66)	(0.75)	(0.22)
Year Ended June 30, 2011	7.17	(0.12	)(f)	3.43	3.31	—
Year Ended June 30, 2010	5.92	(0.09	)(f)	1.34	1.25	—
Year Ended June 30, 2009	7.84	(0.07	)(f)	(1.85)	(1.92)	—
Year Ended June 30, 2008	10.78	(0.11	)(f)	(1.13)	(1.24)	(1.70)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	11.03	(0.04	)(f)(g)	0.71	0.67	(1.01)
Year Ended June 30, 2012	12.09	(0.08	)(f)(h)	(0.76)	(0.84)	(0.22)
Year Ended June 30, 2011	8.25	(0.11	)(f)	3.95	3.84	—
Year Ended June 30, 2010	6.79	(0.08	)(f)	1.54	1.46	—
November 3, 2008(i) through June 30, 2009	6.28	(0.03	)(f)	0.54	0.51	—

Class R6
Six Months Ended December 31, 2012 (Unaudited)	11.85	0.01	(f)(g)	0.76	0.77	(1.01)
Year Ended June 30, 2012	12.88	—	(f)(h)(j)	(0.81)	(0.81)	(0.22)
November 30, 2010(i) through June 30, 2011	11.02	(0.02	)(f)	1.88	1.86	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.04), $(0.06), $(0.05), $(0.06) and $0.00 for Class A, Class B, Class C, Class R2 and Class R6 Shares, respectively and the net investment income (loss) ratio would have been (0.66)%, (1.18)%, (1.16)%, (0.91)% and (0.18)% for Class A, Class B, Class C, Class R2 and Class R6 Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.11), $(0.10) and $(0.02) for Class A, Class B, Class C, Class R2 and Class R6 Shares, respectively and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (1.18)%, (0.92)% and (0.19)% for Class A, Class B, Class C, Class R2 and Class R6 Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$10.81	6.39%	$219,410	1.24%	(0.37	)%(g)	1.43%	26%
11.13	(6.59)	219,946	1.25	(0.46	)(h)	1.44	58
12.17	46.98	271,606	1.24	(0.72)		1.39	79
8.28	21.76	144,214	1.25	(0.71)		1.44	83
6.80	(23.94)	107,591	1.25	(0.55)		1.58	83
8.94	(12.93)	120,723	1.25	(0.56)		1.39	71

8.63	6.16	3,088	1.74	(0.89	)(g)	1.93	26
9.10	(7.00)	3,690	1.75	(0.97	)(h)	1.94	58
10.04	46.14	6,049	1.78	(1.26)		1.89	79
6.87	21.16	6,318	1.85	(1.33)		1.94	83
5.67	(24.60)	7,967	1.85	(1.15)		2.06	83
7.52	(13.48)	13,420	1.85	(1.18)		1.89	71

9.06	6.11	22,611	1.74	(0.87	)(g)	1.93	26
9.51	(6.99)	23,689	1.75	(0.97	)(h)	1.94	58
10.48	46.16	31,665	1.78	(1.26)		1.89	79
7.17	21.11	19,472	1.85	(1.31)		1.94	83
5.92	(24.49)	14,396	1.85	(1.15)		2.07	83
7.84	(13.49)	18,615	1.85	(1.17)		1.89	71

10.69	6.27	21,796	1.49	(0.62	)(g)	1.68	26
11.03	(6.80)	22,514	1.50	(0.71	)(h)	1.69	58
12.09	46.55	16,109	1.50	(0.98)		1.64	79
8.25	21.50	1,561	1.50	(0.89)		1.66	83
6.79	8.12	54	1.50	(0.72)		1.93	83

11.61	6.67	167,831	0.75	0.11	(g)	0.93	26
11.85	(6.14)	200,960	0.75	0.02	(h)	0.94	58
12.88	16.88	83,457	0.74	(0.24)		0.88	79

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund (continued)
Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	$11.84	$—	(f)(g)(i)	$0.76	$0.76	$(1.01)
Year Ended June 30, 2012	12.87	(0.01)	(f)(h)	(0.80)	(0.81)	(0.22)
Year Ended June 30, 2011	8.73	(0.04)	(f)	4.18	4.14	—
Year Ended June 30, 2010	7.13	(0.03)	(f)	1.63	1.60	—
Year Ended June 30, 2009	9.36	(0.01)	(f)	(2.22)	(2.23)	—
Year Ended June 30, 2008	12.41	(0.02)	(f)	(1.33)	(1.35)	(1.70)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	11.70	(0.01)	(f)(g)	0.75	0.74	(1.01)
Year Ended June 30, 2012	12.74	(0.02)	(f)(h)	(0.80)	(0.82)	(0.22)
Year Ended June 30, 2011	8.65	(0.05)	(f)	4.14	4.09	—
Year Ended June 30, 2010	7.08	(0.04)	(f)	1.61	1.57	—
Year Ended June 30, 2009	9.30	(0.03)	(f)	(2.19)	(2.22)	—
Year Ended June 30, 2008	12.37	(0.04)	(f)	(1.33)	(1.37)	(1.70)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.02) and $(0.03) for Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.27)% and (0.40)% for Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.03) and $(0.05) for Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.28)% and (0.43)% for Institutional Class and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$11.59	6.60%	$216,609	0.85%	0.03	%(g)	1.03%	26%
11.84	(6.15)	226,834	0.85	(0.06	)(h)	1.04	58
12.87	47.42	207,977	0.85	(0.32)		1.00	79
8.73	22.44	146,161	0.85	(0.31)		1.04	83
7.13	(23.82)	102,695	0.85	(0.15)		1.19	83
9.36	(12.53)	91,439	0.85	(0.15)		0.99	71

11.43	6.50	129,017	0.99	(0.11	)(g)	1.18	26
11.70	(6.29)	123,887	1.00	(0.21	)(h)	1.19	58
12.74	47.28	128,617	0.99	(0.47)		1.14	79
8.65	22.18	100,499	1.00	(0.46)		1.19	83
7.08	(23.87)	87,612	1.00	(0.31)		1.30	83
9.30	(12.74)	201,462	1.00	(0.34)		1.13	71

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$18.75	$0.18	(f)(g)	$1.74	$1.92	$(0.08)	$—	$(0.08)
Year Ended June 30, 2012	18.99	0.14	(f)	(0.22)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2011	14.53	0.12	(f)	4.46	4.58	(0.12)	—	(0.12)
Year Ended June 30, 2010	11.46	0.09	(f)	3.06	3.15	(0.08)	—	(0.08)
Year Ended June 30, 2009	17.45	0.18	(f)	(4.93)	(4.75)	(0.21)	(1.03)	(1.24)
Year Ended June 30, 2008	24.56	0.17	(f)	(4.61)	(4.44)	(0.16)	(2.51)	(2.67)

Class B
Six Months Ended December 31, 2012 (Unaudited)	16.55	0.09	(f)(g)	1.54	1.63	(0.05)	—	(0.05)
Year Ended June 30, 2012	16.78	0.02	(f)	(0.18)	(0.16)	(0.07)	—	(0.07)
Year Ended June 30, 2011	12.88	0.01	(f)	3.95	3.96	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.17	—	(f)(h)	2.72	2.72	(0.01)	—	(0.01)
Year Ended June 30, 2009	15.72	0.09	(f)	(4.45)	(4.36)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.47	0.03	(f)	(4.18)	(4.15)	(0.09)	(2.51)	(2.60)

Class C
Six Months Ended December 31, 2012 (Unaudited)	16.40	0.09	(f)(g)	1.53	1.62	(0.05)	—	(0.05)
Year Ended June 30, 2012	16.64	0.03	(f)	(0.19)	(0.16)	(0.08)	—	(0.08)
Year Ended June 30, 2011	12.78	0.01	(f)	3.92	3.93	(0.07)	—	(0.07)
Year Ended June 30, 2010	10.10	—	(f)(h)	2.70	2.70	(0.02)	—	(0.02)
Year Ended June 30, 2009	15.61	0.09	(f)	(4.41)	(4.32)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.34	0.03	(f)	(4.16)	(4.13)	(0.09)	(2.51)	(2.60)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	18.68	0.14	(f)(g)	1.75	1.89	(0.06)	—	(0.06)
Year Ended June 30, 2012	18.93	0.10	(f)	(0.23)	(0.13)	(0.12)	—	(0.12)
Year Ended June 30, 2011	14.51	0.08	(f)	4.45	4.53	(0.11)	—	(0.11)
Year Ended June 30, 2010	11.45	0.06	(f)	3.06	3.12	(0.06)	—	(0.06)
November 3, 2008 (i) through June 30, 2009	13.84	0.10	(f)	(1.29)	(1.19)	(0.17)	(1.03)	(1.20)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.09, $0.02, $0.02 and $0.06 for Class A, Class B, Class C and Class R2 Shares, respectively and the net investment income (loss) ratio would have been 0.94%, 0.13%, 0.17% and 0.59% for Class A, Class B, Class C and Class R2 Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$20.59	10.24%	$244,306	1.24%	1.82	%(g)	1.40%	18%
18.75	(0.36)	184,920	1.25	0.79		1.41	38
18.99	31.56	202,094	1.25	0.68		1.43	43
14.53	27.50	150,297	1.25	0.64		1.48	50
11.46	(26.91)	108,414	1.25	1.42		1.55	33
17.45	(18.44)	155,745	1.25	0.82		1.41	35

18.13	9.86	3,798	1.85	1.00	(g)	1.90	18
16.55	(0.95)	3,931	1.86	0.16		1.91	38
16.78	30.75	6,611	1.85	0.06		1.93	43
12.88	26.77	7,355	1.86	0.03		1.98	50
10.17	(27.42)	10,614	1.86	0.79		2.04	33
15.72	(18.93)	19,488	1.87	0.18		1.91	35

17.97	9.89	31,747	1.85	1.05	(g)	1.90	18
16.40	(0.96)	28,834	1.86	0.18		1.91	38
16.64	30.72	31,602	1.85	0.07		1.93	43
12.78	26.74	23,499	1.86	0.03		1.98	50
10.10	(27.34)	17,402	1.86	0.79		2.04	33
15.61	(18.95)	30,533	1.87	0.18		1.91	35

20.51	10.13	8,418	1.49	1.46	(g)	1.65	18
18.68	(0.64)	6,758	1.50	0.55		1.66	38
18.93	31.22	6,082	1.49	0.45		1.64	43
14.51	27.20	534	1.50	0.39		1.71	50
11.45	(8.17)	59	1.50	1.34		1.91	33

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund (continued)
Class R5
Six Months Ended December 31, 2012 (Unaudited)	$19.58	$0.21	(f)(g)	$1.84	$2.05	$(0.11)	$—	$(0.11)
Year Ended June 30, 2012	19.82	0.20	(f)	(0.22)	(0.02)	(0.22)	—	(0.22)
Year Ended June 30, 2011	15.15	0.18	(f)	4.66	4.84	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.94	0.15	(f)	3.19	3.34	(0.13)	—	(0.13)
Year Ended June 30, 2009	18.08	0.22	(f)	(5.09)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.32	0.24	(f)	(4.75)	(4.51)	(0.22)	(2.51)	(2.73)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	19.59	0.20	(f)(g)	1.85	2.05	(0.11)	—	(0.11)
Year Ended June 30, 2012	19.83	0.22	(f)	(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2011	15.15	0.20	(f)	4.65	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.95	0.15	(f)	3.19	3.34	(0.14)	—	(0.14)
Year Ended June 30, 2009	18.09	0.24	(f)	(5.11)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.34	0.25	(f)	(4.76)	(4.51)	(0.23)	(2.51)	(2.74)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	19.58	0.20	(f)(g)	1.84	2.04	(0.10)	—	(0.10)
Year Ended June 30, 2012	19.82	0.19	(f)	(0.23)	(0.04)	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.15	0.17	(f)	4.65	4.82	(0.15)	—	(0.15)
Year Ended June 30, 2010	11.94	0.13	(f)	3.20	3.33	(0.12)	—	(0.12)
Year Ended June 30, 2009	18.09	0.22	(f)	(5.11)	(4.89)	(0.23)	(1.03)	(1.26)
Year Ended June 30, 2008	25.33	0.22	(f)	(4.75)	(4.53)	(0.20)	(2.51)	(2.71)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.12, $0.11 and $0.11 for Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 1.15%, 1.11% and 1.03% for Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$21.52	10.46%	$20,896	0.90%	2.03	%(g)	0.95%	18%
19.58	(0.03)	15,668	0.91	1.09		0.95	38
19.82	31.95	31,899	0.90	1.03		1.00	43
15.15	27.96	48,135	0.91	0.98		1.02	50
11.94	(26.63)	13,342	0.91	1.74		1.14	33
18.08	(18.17)	10,077	0.91	1.17		0.96	35

21.53	10.47	162,771	0.85	1.99	(g)	0.90	18
19.59	0.02	180,853	0.86	1.21		0.91	38
19.83	32.06	103,457	0.85	1.06		0.89	43
15.15	27.91	23,660	0.86	1.02		0.98	50
11.95	(26.59)	18,137	0.86	1.80		1.05	33
18.09	(18.16)	28,433	0.86	1.21		0.91	35

21.52	10.41	222,986	0.99	1.90	(g)	1.15	18
19.58	(0.11)	196,102	1.00	1.04		1.16	38
19.82	31.86	190,632	0.99	0.92		1.18	43
15.15	27.83	175,578	1.00	0.90		1.23	50
11.94	(26.72)	201,486	1.00	1.64		1.30	33
18.09	(18.24)	350,596	1.00	1.05		1.16	35

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$10.31	$0.08	(f)(g)	$1.00		$1.08	$(0.07)	$—	$(0.07)
Year Ended June 30, 2012	10.62	0.02	(f)	(0.33	)(h)	(0.31)	—	—	—
Year Ended June 30, 2011	7.79	—	(f)(i)	2.86		2.86	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.17	0.01	(f)	1.68		1.69	(0.07)	—	(0.07)
Year Ended June 30, 2009	8.37	0.05	(f)	(2.17)		(2.12)	(0.02)	(0.06)	(0.08)
November 1, 2007 (j) through June 30, 2008	9.73	0.03	(f)	(1.14)		(1.11)	(0.08)	(0.17)	(0.25)

Class C
Six Months Ended December 31, 2012 (Unaudited)	10.14	0.05	(f)(g)	0.98		1.03	(0.04)	—	(0.04)
Year Ended June 30, 2012	10.50	(0.02	)(f)	(0.34	)(h)	(0.36)	—	—	—
Year Ended June 30, 2011	7.71	(0.05	)(f)	2.84		2.79	—	—	—
Year Ended June 30, 2010	6.14	(0.03	)(f)	1.68		1.65	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.34	0.02	(f)	(2.16)		(2.14)	— (i)	(0.06)	(0.06)
November 1, 2007 (j) through June 30, 2008	9.73	—	(f)(i)	(1.14)		(1.14)	(0.08)	(0.17)	(0.25)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	10.25	0.05	(f)(g)	1.01		1.06	(0.04)	—	(0.04)
November 1, 2011 (j) through June 30, 2012	9.02	—	(f)(i)	1.27	(h)	1.27	(0.04)	—	(0.04)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	10.43	0.09	(f)(g)	1.03		1.12	(0.10)	—	(0.10)
November 1, 2011 (j) through June 30, 2012	9.13	0.05	(f)	1.29	(h)	1.34	(0.04)	—	(0.04)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	10.43	0.09	(f)(g)	1.03		1.12	(0.10)	—	(0.10)
Year Ended June 30, 2012	10.75	0.06	(f)	(0.34	)(h)	(0.28)	(0.04)	—	(0.04)
Year Ended June 30, 2011	7.84	0.04	(f)	2.90		2.94	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.20	0.04	(f)	1.68		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.39	0.07	(f)	(2.16)		(2.09)	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2008	14.02	0.08	(f)	(2.32)		(2.24)	(0.09)	(3.30)	(3.39)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	10.45	0.08	(f)(g)	1.03		1.11	(0.08)	—	(0.08)
Year Ended June 30, 2012	10.76	0.05	(f)	(0.33	)(h)	(0.28)	(0.03)	—	(0.03)
Year Ended June 30, 2011	7.86	0.03	(f)	2.89		2.92	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.22	0.02	(f)	1.70		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.40	0.07	(f)	(2.17)		(2.10)	(0.02)	(0.06)	(0.08)
Year Ended June 30, 2008	14.03	0.06	(f)	(2.33)		(2.27)	(0.06)	(3.30)	(3.36)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.03, $0.00, $0.00, $0.04, $0.04 and $0.03 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.40%, (0.03)%, (0.05)%, 0.61%, 0.63% and 0.35% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.
(k)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$11.32	10.48%		$16,460	1.25%		1.44	%(g)	1.52%	21%
10.31	(2.92	)(h)	8,411	1.26		0.17		1.59	74
10.62	36.78		12,271	1.25		0.02		1.50	48
7.79	27.48		576	1.26		0.06		1.67	56
6.17	(25.30)		240	1.26		0.75		1.70	52
8.37	(11.51)		149	1.26		0.56		1.62	130

11.13	10.20		2,784	1.75		1.00	(g)	2.02	21
10.14	(3.43	)(h)	1,247	1.76		(0.26)		2.10	74
10.50	36.19		1,173	1.75		(0.50)		2.02	48
7.71	26.81		381	1.76		(0.44)		2.18	56
6.14	(25.62)		94	1.76		0.27		2.20	52
8.34	(11.82)		45	1.75		0.03		2.18	130

11.27	10.36		89	1.50		0.98	(g)	1.77	21
10.25	14.17	(h)	57	1.51		0.02		1.91	74

11.45	10.78		15,184	0.75		1.65	(g)	1.03	21
10.43	14.77	(h)	12,959	0.75		0.70		1.08	74

11.45	10.71		12,156	0.82		1.66	(g)	1.13	21
10.43	(2.59	)(h)	9,350	0.83		0.62		1.19	74
10.75	37.58		20,763	0.82		0.42		1.13	48
7.84	27.78		10,729	0.83		0.48		1.30	56
6.20	(24.84)		9,086	0.83		1.17		1.30	52
8.39	(19.41)		15,035	0.84	(k)	0.78		1.18	130

11.48	10.61		45,895	1.00		1.39	(g)	1.28	21
10.45	(2.60	)(h)	37,935	1.01		0.49		1.35	74
10.76	37.14		34,944	1.00		0.27		1.29	48
7.86	27.61		24,229	1.01		0.30		1.45	56
6.22	(24.92)		20,698	1.01		1.00		1.44	52
8.40	(19.62)		34,092	1.02	(k)	0.59		1.33	130

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

Class R2 Shares and Class R6 Shares commenced operations on November 1, 2011 for the U.S. Small Company Fund.

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Effective August 12, 2011, all share classes of the Dynamic Small Cap Growth Fund and Small Cap Growth Fund are publically offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in their prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Dynamic Small Cap Growth Fund
Total Investments in Securities (a)	$367,761	$—	$—	$367,761

Small Cap Core Fund
Total Investments in Securities (b)	$431,295	$671	$—	$431,966

Appreciation in Other Financial Instruments
Futures Contracts	$288	$—	$—	$288

Small Cap Equity Fund
Total Investments in Securities (a)	$2,399,543	$—	$—	$2,399,543

Small Cap Growth Fund
Total Investments in Securities (a)	$781,944	$—	$—	$781,944

Small Cap Value Fund
Total Investments in Securities (b)	$688,165	$1,716	$—	$689,881

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$821	$—	$—	$821

U.S. Small Company Fund
Total Investments in Securities (b)	$96,677	$125	$—	$96,802

Appreciation in Other Financial Instruments
Futures Contracts	$63	$—	$—	$63

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2012.

B. Futures Contracts — The Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2012 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$10,136	$19,110	$2,361
Ending Notional Balance Long	12,953	33,102	2,370

C. Securities Lending — Each Fund may lend securities to brokers, approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Funds pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Funds receive cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

For the six months ended December 31, 2012, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Dynamic Small Cap Growth Fund	$2
Small Cap Core Fund	—	(a)
Small Cap Growth Fund	—	(a)
Small Cap Value Fund	—	(a)
U.S. Small Company Fund	—	(a)

(a)	Amount rounds to less than $1,000.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2012, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrowers		Total Value of Collateral Investments
Dynamic Small Cap Growth Fund	$2,354	$2,381	*	$2,381
Small Cap Growth Fund	244	249		249
U.S. Small Company Fund	386	391	*	391

*	Subsequent to December 31, 2012, additional collateral was received from borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment of collateral in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$1
Small Cap Core Fund	—	(a)
Small Cap Growth Fund	—	(a)
Small Cap Value Fund	—	(a)
U.S. Small Company Fund	—	(a)

(a)	Amount rounds to less than $1,000.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	0.50

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$1	$—	(a)
Small Cap Equity Fund	1	1
Small Cap Growth Fund	2	—	(a)
Small Cap Value Fund	33	1
U.S. Small Company Fund	3	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.50%	2.10%	2.10%	n/a	n/a	n/a	n/a	1.10%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30	1.80	1.80	1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25	1.75	1.75	1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25	1.86	1.86	1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26	n/a	1.76	1.51	n/a	0.76	0.83	1.01
The expense limitation agreements were in effect for the six months ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

For the six months ended December 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total
Dynamic Small Cap Growth Fund	$—	$—	$152		$152
Small Cap Core Fund	—	—	494		494
Small Cap Equity Fund	67	1,050	444		1,561
Small Cap Growth Fund	383	343	—	(a)	726
Small Cap Value Fund	4	130	230		364
U.S. Small Company Fund	71	33	1		105

Voluntary Waivers
	Investment Advisory		Total
Small Cap Growth Fund	$—	(a)	$—	(a)
Small Cap Value Fund	—	(a)	—	(a)

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2012 was as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Dynamic Small Cap Growth Fund	$8
Small Cap Core Fund	7
Small Cap Equity Fund	77
Small Cap Growth Fund	12
Small Cap Value Fund	11
U.S. Small Company Fund	2

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2012, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended December 31, 2012, the Funds did not incur any brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

4. Investment Transactions

During the six months ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$117,356	$109,696	$—	$—
Small Cap Core Fund	69,960	85,687	345	1,300
Small Cap Equity Fund	220,891	437,043	—	—
Small Cap Growth Fund	205,312	298,201	—	—
Small Cap Value Fund	105,852	108,164	1,606	1,725
U.S. Small Company Fund	30,120	15,285	125	215

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$317,223	$72,970	$22,432	$50,538
Small Cap Core Fund	326,968	121,778	16,780	104,998
Small Cap Equity Fund	1,801,982	665,726	68,165	597,561
Small Cap Growth Fund	673,990	157,952	49,998	107,954
Small Cap Value Fund	566,042	161,320	37,481	123,839
U.S. Small Company Fund	81,371	19,508	4,077	15,431

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
U.S. Small Company Fund	$924	$—

At June 30, 2012, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2018	Total
Small Cap Core Fund	$48,048	$48,048
Small Cap Value Fund	48,482	48,482
U.S. Small Company Fund	5,538	5,538

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for U.S. Small Company Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the following Fund:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Value Fund	12.5%	10.6%

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value, December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$1,063.40	$7.65	1.47%
Hypothetical	1,000.00	1,017.80	7.48	1.47
Class B
Actual	1,000.00	1,060.60	10.23	1.97
Hypothetical	1,000.00	1,015.27	10.01	1.97
Class C
Actual	1,000.00	1,060.80	10.23	1.97
Hypothetical	1,000.00	1,015.27	10.01	1.97
Select Class
Actual	1,000.00	1,065.10	5.67	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09

Small Cap Core Fund
Select Class
Actual	1,000.00	1,104.70	4.19	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

Small Cap Equity Fund
Class A
Actual	1,000.00	1,071.40	6.74	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class B
Actual	1,000.00	1,068.80	9.33	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Class C
Actual	1,000.00	1,068.60	9.33	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2012	Ending Account Value, December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,070.20	$8.04	1.54%
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R5
Actual	1,000.00	1,074.00	4.13	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Select Class
Actual	1,000.00	1,073.10	5.17	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Small Cap Growth Fund
Class A
Actual	1,000.00	1,063.90	6.45	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,061.60	9.04	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class C
Actual	1,000.00	1,061.10	9.04	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,062.70	7.75	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R6
Actual	1,000.00	1,066.70	3.91	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Institutional Class
Actual	1,000.00	1,066.00	4.43	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,065.00	5.15	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Small Cap Value Fund
Class A
Actual	1,000.00	1,102.40	6.57	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,098.60	9.79	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class C
Actual	1,000.00	1,098.90	9.79	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class R2
Actual	1,000.00	1,101.30	7.89	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R5
Actual	1,000.00	1,104.60	4.77	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class R6
Actual	1,000.00	1,104.70	4.51	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,104.10	5.25	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Beginning Account Value, July 1, 2012	Ending Account Value, December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual	$1,000.00	$1,104.80	$6.63	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,102.00	9.27	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R2
Actual	1,000.00	1,103.60	7.95	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class R6
Actual	1,000.00	1,107.80	3.98	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Institutional Class
Actual	1,000.00	1,107.10	4.36	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Select Class
Actual	1,000.00	1,106.10	5.31	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of each of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. With respect to Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund, the Trustees also considered fees paid to JPMCB, the former securities lending agent during the review period. Effective March 1, 2011, these Funds retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s performance was in the third, fourth, and fourth quintiles for Class A shares and in the third, fourth, and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Core Fund’s performance was in the fourth quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011 and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Advisor provide additional Fund performance information to be reviewed with the members of the equity subcommittee at each of their regular meetings over the course of next year.

The Trustees noted that the Small Cap Equity Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Growth Fund’s performance was in the third, second, and second quintiles for both

Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Value Fund’s performance was in the third, fourth and fourth quintiles for Class A shares and in the third, fourth and third for Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Small Company Fund’s performance was in the fourth and second quintiles for Class A shares for the one- and three-year periods ended December 31, 2011, and in the third, second and third quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the third quintile of

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Core Fund’s net advisory fee and actual total expenses for the Select Class shares were in the second and first quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	89

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	SAN-SC-1212

Semi-Annual Report

JPMorgan SmartRetirement Funds

December 31, 2012 (Unaudited)

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2010 Fund

JPMorgan SmartRetirement® 2015 Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the six months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. Treasury yields remain low

Yields for U.S. Treasury securities remained at historically low levels throughout the six-month period. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended December 31, 2012.

International stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the six months ended December 31, 2012.

Investment implications for the U.S. Debt and deficit negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	1

JPMorgan SmartRetirement Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Fund	Fund Return*	Primary Benchmark Return	Primary Benchmark	Fund Net Assets as of 12/31/2012
JPMorgan SmartRetirement® Income Fund	5.20%	3.94%	S&P Target Date Retirement Income Index	$619,910,569

JPMorgan SmartRetirement® 2010 Fund	5.23%	4.78%	S&P Target Date 2010 Index	$384,938,125

JPMorgan SmartRetirement® 2015 Fund	6.24%	5.54%	S&P Target Date 2015 Index	$1,014,301,438

JPMorgan SmartRetirement® 2020 Fund	7.12%	6.18%	S&P Target Date 2020 Index	$1,928,894,324

JPMorgan SmartRetirement® 2025 Fund	7.86%	6.77%	S&P Target Date 2025 Index	$1,174,445,366

JPMorgan SmartRetirement® 2030 Fund	8.51%	7.32%	S&P Target Date 2030 Index	$1,667,059,142

JPMorgan SmartRetirement® 2035 Fund	8.98%	7.72%	S&P Target Date 2035 Index	$779,532,938

JPMorgan SmartRetirement® 2040 Fund	9.16%	8.07%	S&P Target Date 2040 Index	$1,153,984,440

JPMorgan SmartRetirement® 2045 Fund	9.25%	8.35%	S&P Target Date 2045 Index	$376,113,709

JPMorgan SmartRetirement® 2050 Fund	9.15%	8.35%	S&P Target Date 2045 Index	$341,198,010

JPMorgan SmartRetirement® 2055 Fund	9.15%	8.57%	S&P Target Date 2050+ Index	$4,760,167

*	Returns for the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund and JPMorgan SmartRetirement 2055 Fund are based on Select Class Shares. The remaining JPMorgan SmartRetirement Fund returns are based on Institutional Class Shares.

2	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Income Fund
Fixed Income	55.0%
U.S. Equity	19.3
International Equity	11.3
Money Market	10.0
Alternative Assets	3.8
U.S. Treasury Obligation	0.6

JPMorgan SmartRetirement® 2010 Fund
Fixed Income	53.9%
U.S. Equity	19.3
International Equity	11.3
Money Market	11.0
Alternative Assets	3.8
U.S. Treasury Obligation	0.7

JPMorgan SmartRetirement® 2015 Fund
Fixed Income	52.3%
U.S. Equity	25.6
International Equity	14.3
Alternative Assets	4.4
Money Market	2.7
U.S. Treasury Obligation	0.7

JPMorgan SmartRetirement® 2020 Fund
Fixed Income	43.2%
U.S. Equity	30.3
International Equity	19.0
Alternative Assets	4.6
Money Market	2.0
U.S. Treasury Obligation	0.9

JPMorgan SmartRetirement® 2025 Fund
U.S. Equity	36.1%
Fixed Income	33.4
International Equity	22.3
Alternative Assets	4.8
Money Market	2.3
U.S. Treasury Obligation	1.1

JPMorgan SmartRetirement® 2030 Fund
U.S. Equity	39.3%
Fixed Income	26.8
International Equity	24.9
Alternative Assets	5.3
Money Market	2.1
U.S. Treasury Obligation	1.6

JPMorgan SmartRetirement® 2035 Fund
U.S. Equity	44.0%
International Equity	27.6
Fixed Income	18.9
Alternative Assets	5.9
Money Market	2.0
U.S. Treasury Obligation	1.6

JPMorgan SmartRetirement® 2040 Fund
U.S. Equity	45.5%
International Equity	28.5
Fixed Income	16.2
Alternative Assets	6.1
Money Market	2.2
U.S. Treasury Obligation	1.5

JPMorgan SmartRetirement® 2045 Fund
U.S. Equity	45.9%
International Equity	28.4
Fixed Income	16.1
Alternative Assets	6.1
Money Market	1.9
U.S. Treasury Obligation	1.6

JPMorgan SmartRetirement® 2050 Fund
U.S. Equity	45.2%
International Equity	28.5
Fixed Income	16.2
Alternative Assets	6.1
Money Market	2.5
U.S. Treasury Obligation	1.5

JPMorgan SmartRetirement® 2055 Fund
U.S. Equity	54.3%
International Equity	30.3
Fixed Income	8.5
Alternative Assets	5.9
Money Market	1.0

*	The percentages indicated are based upon total investments as of December 31, 2012. Each Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	3

JPMorgan SmartRetirement Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® 2010 Fund and the JPMorgan SmartRetirement® 2015 Fund each seek total return with a shift to current income and some capital appreciation over time as each of these two Funds approaches and passes their respective target retirement dates. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes their respective target retirement dates.

HOW DID THE MARKET PERFORM?

Despite lingering concerns about Europe, continued regulatory uncertainty, slower growth in China and political gridlock in the U.S., equities in most parts of the world achieved strong gains for the six months ended December 31, 2012. Stocks rallied as monetary authorities world-wide launched a series of initiatives designed to stimulate growth and the U.S. economy continued to show signs of improving. In Europe, the European Central Bank committed to doing whatever it took to preserve the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. In the U.S., the Federal Reserve continued to ease even as the housing market showed signs of recovery and the employment picture continued to improve, albeit gradually. Chinese policy-makers reversed gears, adopting a more pro-growth stance and, by year-end, data suggested that the world’s second largest economy was once again picking up. The Bank of Japan embarked on a major asset purchase program and the market saw a new pro-growth government come into power late in the year.

In the end, the MSCI World Index (net of foreign withholding taxes) returned 9.36% for the six months ended December 31, 2012. U.S. bonds, as measured by the Barclays U.S. Aggregate Index gained 1.80% during the same period. High yield and emerging market debt securities performed strongly as invest-

ors continued to search for yield given the low levels of interest rates. Prices for commodities spiked in the first half of the reporting period and then retreated in the fourth quarter, finishing the period with modest gains.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Each of the JPMorgan SmartRetirement Funds (“Funds”) outperformed their respective S&P Target Date benchmarks for the six months ended December 31, 2012. The Funds’ strategic asset allocation decisions as well as their tactical allocation program contributed to their relative outperformance compared to the S&P Target Date Indices, respectively. During this period, the Funds’ tactical positioning in the U.S. equity market detracted from their relative performance.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan funds to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement portfolios. Relative to their respective S&P Target Date benchmarks, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets, investing in underlying funds that hold real estate investment securities, commodity-related investments and U.S. Treasury Inflation Protected Securities (TIPS). The Funds’ portfolio managers also used futures contracts to help manage cash flows.

*	The advisor seeds to achieve the Funds’ objective. There can be no guarantee it will be achieved.

4	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		5.08%	9.99%	4.33%	4.98%
With Sales Charge**		0.38	5.03	3.37	4.25
CLASS C SHARES	5/15/06
Without CDSC		4.77	9.35	3.72	4.38
With CDSC***		3.77	8.35	3.72	4.38
CLASS R2 SHARES	11/3/08	4.99	9.74	4.13	4.83
INSTITUTIONAL CLASS SHARES	5/15/06	5.20	10.30	4.64	5.32
SELECT CLASS SHARES	5/15/06	5.13	10.15	4.49	5.16

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from May 15, 2006 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	5

JPMorgan SmartRetirement® 2010 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		5.11%	10.16%	3.68%	4.67%
With Sales Charge**		0.40	5.17	2.73	3.94
CLASS C SHARES	5/15/06
Without CDSC		4.75	9.46	3.05	4.07
With CDSC***		3.75	8.46	3.05	4.07
CLASS R2 SHARES	11/3/08	5.00	9.87	3.47	4.51
INSTITUTIONAL CLASS SHARES	5/15/06	5.23	10.40	3.99	5.01
SELECT CLASS SHARES	5/15/06	5.15	10.31	3.83	4.85

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2010 Fund, the S&P Target Date 2010 Index and the Lipper Mixed-Asset Target 2010 Funds Index from May 15, 2006 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2010 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2010 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2010 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2010 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

JPMorgan SmartRetirement® 2015 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		6.13%	12.47%	3.64%	4.83%
With Sales Charge**		1.32	7.41	2.69	4.11
CLASS C SHARES	5/15/06
Without CDSC		5.84	11.72	3.03	4.24
With CDSC***		4.84	10.72	3.03	4.24
CLASS R2 SHARES	11/3/08	5.96	12.20	3.43	4.67
INSTITUTIONAL CLASS SHARES	5/15/06	6.24	12.71	3.95	5.17
SELECT CLASS SHARES	5/15/06	6.17	12.56	3.80	5.02

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from May 15, 2006 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	7

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		7.02%	14.28%	3.49%	4.87%
With Sales Charge**		2.17	9.11	2.54	4.14
CLASS C SHARES	5/15/06
Without CDSC		6.70	13.63	2.88	4.28
With CDSC***		5.70	12.63	2.88	4.28
CLASS R2 SHARES	11/3/08	6.91	14.00	3.28	4.71
INSTITUTIONAL CLASS SHARES	5/15/06	7.12	14.58	3.80	5.21
SELECT CLASS SHARES	5/15/06	7.04	14.42	3.64	5.06

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from May 15, 2006 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		7.75%	15.83%	3.16%	3.38%
With Sales Charge**		2.93	10.62	2.22	2.50
CLASS C SHARES	7/31/07
Without CDSC		7.39	15.02	2.54	2.76
With CDSC***		6.39	14.02	2.54	2.76
CLASS R2 SHARES	11/3/08	7.58	15.48	2.93	3.16
INSTITUTIONAL CLASS SHARES	7/31/07	7.93	16.14	3.47	3.70
SELECT CLASS SHARES	7/31/07	7.86	15.90	3.32	3.54

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Average from July 31, 2007 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2025 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	9

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		8.42%	16.88%	2.64%	4.50%
With Sales Charge**		3.54	11.63	1.71	3.78
CLASS C SHARES	5/15/06
Without CDSC		8.00	16.11	2.03	3.90
With CDSC***		7.00	15.11	2.03	3.90
CLASS R2 SHARES	11/3/08	8.25	16.68	2.44	4.35
INSTITUTIONAL CLASS SHARES	5/15/06	8.51	17.24	2.95	4.85
SELECT CLASS SHARES	5/15/06	8.51	17.09	2.80	4.69

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from May 15, 2006 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		8.96%	17.88%	2.62%	2.84%
With Sales Charge**		4.04	12.57	1.68	1.96
CLASS C SHARES	7/31/07
Without CDSC		8.58	17.17	2.01	2.23
With CDSC***		7.58	16.17	2.01	2.23
CLASS R2 SHARES	11/3/08	8.78	17.60	2.40	2.63
INSTITUTIONAL CLASS SHARES	7/31/07	9.05	18.16	2.93	3.16
SELECT CLASS SHARES	7/31/07	8.98	18.08	2.79	3.02

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Average from July 31, 2007 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and doesn’t include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2035 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	11

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		9.00%	17.94%	2.56%	4.47%
With Sales Charge**		4.13	12.67	1.62	3.74
CLASS C SHARES	5/15/06
Without CDSC		8.67	17.22	1.95	3.87
With CDSC***		7.67	16.22	1.95	3.87
CLASS R2 SHARES	11/3/08	8.91	17.68	2.35	4.31
INSTITUTIONAL CLASS SHARES	5/15/06	9.16	18.29	2.88	4.81
SELECT CLASS SHARES	5/15/06	9.09	18.16	2.71	4.65

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Average from May 15, 2006 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2040 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		9.09%	18.13%	2.94%	3.08%
With Sales Charge**		4.18	12.83	2.00	2.20
CLASS C SHARES	7/31/07
Without CDSC		8.70	17.30	2.33	2.47
With CDSC***		7.70	16.30	2.33	2.47
CLASS R2 SHARES	11/3/08	8.98	17.84	2.73	2.88
INSTITUTIONAL CLASS SHARES	7/31/07	9.25	18.42	3.25	3.40
SELECT CLASS SHARES	7/31/07	9.11	18.17	3.10	3.24

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Average from July 31, 2007 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2045 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	13

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		8.98%	18.00%	2.94%	3.10%
With Sales Charge**		4.08	12.71	2.00	2.23
CLASS C SHARES	7/31/07
Without CDSC		8.70	17.30	2.34	2.51
With CDSC***		7.70	16.30	2.34	2.51
CLASS R2 SHARES	11/3/08	8.87	17.80	2.74	2.92
INSTITUTIONAL CLASS SHARES	7/31/07	9.15	18.37	3.26	3.43
SELECT CLASS SHARES	7/31/07	9.08	18.14	3.10	3.27

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2050+ Funds Average from July 31, 2007 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2050+ Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2050+ Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	SINCE INCEPTION
CLASS A SHARES	1/31/12
Without Sales Charge		9.13%	11.34%
With Sales Charge**		4.20	6.31
CLASS C SHARES	1/31/12
Without CDSC		8.81	10.69
With CDSC***		7.81	9.69
CLASS R2 SHARES	1/31/12	9.02	11.11
INSTITUTIONAL CLASS SHARES	1/31/12	9.29	11.59
SELECT CLASS SHARES	1/31/12	9.15	11.45

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/12 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2055 Fund, the S&P Target Date 2050+ Index and the Lipper Mixed-Asset Target 2050+ Funds Index from January 31, 2012 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2050+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050+ Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was May 31, 2011 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2050+ Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	15

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.5% (b)
	Alternative Assets — 3.7%
577,210	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares (a)	8,086,707
583,787	JPMorgan International Realty Fund, Class R5 Shares	5,896,251
785,485	JPMorgan Realty Income Fund, Class R5 Shares	9,143,050

	Total Alternative Assets	23,126,008

	Fixed Income — 54.6%
16,012,625	JPMorgan Core Bond Fund, Class R6 Shares	193,272,380
2,260,018	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	20,611,360
637,561	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	6,681,637
7,023,719	JPMorgan High Yield Fund, Class R6 Shares	57,102,833
3,773,824	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	40,795,038
1,824,034	JPMorgan Real Return Fund, Institutional Class Shares	19,827,248

	Total Fixed Income	338,290,496

	International Equity — 11.2%
573,909	JPMorgan Emerging Economies Fund, Class R5 Shares	7,965,854
376,174	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	9,080,829
705,922	JPMorgan Global Natural Resources Fund, Class R6 Shares	7,969,859
1,224,570	JPMorgan International Equity Fund, Class R6 Shares	17,744,017
1,268,540	JPMorgan International Opportunities Fund, Class R6 Shares	16,858,896
580,731	JPMorgan Intrepid International Fund, Institutional Class Shares	9,895,653

	Total International Equity	69,515,108

	Money Market — 9.9%
61,489,207	JPMorgan Prime Money Market Fund, Institutional Class Shares 0.080% (l) (m)	61,489,207

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 19.1%
2,943,167	JPMorgan Disciplined Equity Fund, Class R6 Shares	52,388,366
1,556,289	JPMorgan Growth Advantage Fund, Class R5 Shares	15,702,961
518,004	JPMorgan Intrepid America Fund, Class R5 Shares	13,478,473
413,835	JPMorgan Mid Cap Core Fund, Class R6 Shares	7,403,514
45,817	JPMorgan Small Cap Equity Fund, Class R5 Shares	1,758,448
208,746	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	2,423,540
114,014	JPMorgan Small Cap Value Fund, Class R6 Shares	2,454,713
650,613	JPMorgan U.S. Equity Fund, Class R6 Shares	7,312,889
728,967	JPMorgan Value Advantage Fund, Institutional Class Shares	15,505,137

	Total U.S. Equity	118,428,041

	Total Investment Companies (Cost $566,865,263)	610,848,860

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.7%
3,977,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (Cost $3,985,880)	3,986,178

	Total Investments — 99.2% (Cost $570,851,143)	614,835,038
	Other Assets in Excess of Liabilities — 0.8%	5,075,531

	NET ASSETS — 100.0%	$619,910,569

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
92	Amsterdam Exchanges Index	01/18/13	$8,332,897	$(27,198)
94	TOPIX Index	03/07/13	9,347,377	847,608
31	S&P/Toronto 60 Index	03/14/13	4,434,181	62,882
44	10 Year Australian Government Bond	03/15/13	5,634,646	(54,514)
195	Dow Jones Euro STOXX 50 Index	03/15/13	6,730,755	(74,159)
115	E-mini S&P 500	03/15/13	8,165,575	11,050
31	German Stock Index	03/15/13	7,793,431	(32,176)
25	SFE SPI 200 Index	03/21/13	2,995,928	1,104

	Short Futures Outstanding
(98)	CAC 40 10 Euro	01/18/13	(4,711,112)	(259)
(280)	OMXS30 index	01/18/13	(4,769,535)	(1,115)
(21)	Hang Seng Index	01/30/13	(3,071,624)	(18,211)
(4)	10 Year Japanese Government Bond	03/11/13	(6,632,423)	35,140
(21)	E-mini Russell 2000	03/15/13	(1,777,860)	(43,932)
(131)	FTSE 100 Index	03/15/13	(12,444,717)	136,446
(20)	10 Year U.S. Treasury Note	03/19/13	(2,655,626)	22,037
(98)	5 Year U.S. Treasury Note	03/28/13	(12,192,578)	29,237

				$893,940

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	17

JPMorgan SmartRetirement 2010 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.3% (b)
	Alternative Assets — 3.8%
354,910	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares (a)	4,972,290
405,532	JPMorgan International Realty Fund, Class R5 Shares	4,095,878
488,895	JPMorgan Realty Income Fund, Class R5 Shares	5,690,732

	Total Alternative Assets	14,758,900

	Fixed Income — 54.5%
9,546,413	JPMorgan Core Bond Fund, Class R6 Shares	115,225,207
1,420,766	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	12,957,388
396,060	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	4,150,714
4,419,211	JPMorgan High Yield Fund, Class R6 Shares	35,928,182
2,599,538	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	28,101,010
1,213,711	JPMorgan Real Return Fund, Institutional Class Shares	13,193,039

	Total Fixed Income	209,555,540

	International Equity — 11.5%
345,175	JPMorgan Emerging Economies Fund, Class R5 Shares	4,791,033
232,100	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	5,602,884
485,063	JPMorgan Global Natural Resources Fund, Class R6 Shares	5,476,365
766,322	JPMorgan International Equity Fund, Class R6 Shares	11,104,008
832,852	JPMorgan International Opportunities Fund, Class R6 Shares	11,068,599
352,300	JPMorgan Intrepid International Fund, Institutional Class Shares	6,003,198

	Total International Equity	44,046,087

	Money Market — 11.0%
42,493,550	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (l) (m)	42,493,550

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 19.5%
1,859,192	JPMorgan Disciplined Equity Fund, Class R6 Shares	33,093,614
1,062,550	JPMorgan Growth Advantage Fund, Class R5 Shares	10,721,132
262,933	JPMorgan Intrepid America Fund, Class R5 Shares	6,841,512
320,823	JPMorgan Mid Cap Core Fund, Class R6 Shares	5,739,520
36,715	JPMorgan Small Cap Equity Fund, Class R5 Shares	1,409,121
107,482	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	1,247,866
47,186	JPMorgan Small Cap Value Fund, Class R6 Shares	1,015,913
398,334	JPMorgan U.S. Equity Fund, Class R6 Shares	4,477,273
499,501	JPMorgan Value Advantage Fund, Institutional Class Shares	10,624,384

	Total U.S. Equity	75,170,335

	Total Investment Companies (Cost $349,327,216)	386,024,412

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.7%
2,654,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (Cost $2,659,910)	2,660,098

	Total Investments — 101.0% (Cost $351,987,126)	388,684,510
	Liabilities in Excess of Other Assets — (1.0)%	(3,746,385)

	NET ASSETS — 100.0%	$384,938,125

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
56	Amsterdam Exchanges Index	01/18/13	$5,072,198	$(16,549)
61	TOPIX Index	03/07/13	6,065,851	550,031
24	S&P/Toronto 60 Index	03/14/13	3,432,914	48,682
31	10 Year Australian Government Bond	03/15/13	3,969,864	(38,408)
131	Dow Jones Euro STOXX 50 Index	03/15/13	4,521,687	(49,828)
70	E-mini S&P 500	03/15/13	4,970,350	7,508
20	DAX Index	03/15/13	5,028,020	(20,759)
16	SFE SPI 200 Index	03/21/13	1,917,394	679

	Short Futures Outstanding
(77)	CAC 40 10 Euro	01/18/13	(3,701,589)	(204)
(179)	OMXS30 Index	01/18/13	(3,049,095)	(710)
(13)	Hang Seng Index	01/30/13	(1,901,482)	(11,274)
(3)	10 Year Japanese Government Bond	03/11/13	(4,974,318)	26,355
(24)	E-mini Russell 2000	03/15/13	(2,031,840)	(50,208)
(83)	FTSE 100 Index	03/15/13	(7,884,820)	86,454
(13)	10 Year U.S. Treasury Note	03/19/13	(1,726,156)	14,364
(19)	5 Year U.S. Treasury Note	03/28/13	(2,363,867)	5,750

				$551,883

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	19

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.0% (b)
	Alternative Assets — 4.3%
575,040	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares (a) (m)	8,056,307
1,432,629	JPMorgan International Realty Fund, Class R5 Shares	14,469,551
1,845,230	JPMorgan Realty Income Fund, Class R5 Shares	21,478,477

	Total Alternative Assets	44,004,335

	Fixed Income — 52.1%
27,942,303	JPMorgan Core Bond Fund, Class R6 Shares	337,263,595
3,447,724	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	31,443,241
966,001	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	10,123,692
10,624,157	JPMorgan High Yield Fund, Class R6 Shares	86,374,396
3,961,216	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (m)	42,820,747
1,911,126	JPMorgan Real Return Fund, Institutional Class Shares	20,773,943

	Total Fixed Income	528,799,614

	International Equity — 14.3%
1,612,079	JPMorgan Emerging Economies Fund, Class R5 Shares	22,375,661
1,114,842	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	26,912,286
334,976	JPMorgan Global Natural Resources Fund, Class R6 Shares (m)	3,781,879
2,493,548	JPMorgan International Equity Fund, Class R6 Shares	36,131,504
2,756,792	JPMorgan International Opportunities Fund, Class R6 Shares	36,637,765
1,116,127	JPMorgan Intrepid International Fund, Institutional Class Shares	19,018,808

	Total International Equity	144,857,903

	Money Market — 2.7%
27,575,300	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (l) (m)	27,575,300

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 25.6%
5,002,584	JPMorgan Disciplined Equity Fund, Class R6 Shares	89,045,987
3,401,201	JPMorgan Growth Advantage Fund, Class R5 Shares	34,318,119
1,385,687	JPMorgan Intrepid America Fund, Class R5 Shares	36,055,578
991,816	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	17,743,591
125,016	JPMorgan Small Cap Equity Fund, Class R5 Shares	4,798,099
497,336	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	5,774,076
275,519	JPMorgan Small Cap Value Fund, Class R6 Shares	5,931,928
2,634,031	JPMorgan U.S. Equity Fund, Class R6 Shares	29,606,508
1,681,813	JPMorgan Value Advantage Fund, Institutional Class Shares	35,772,169

	Total U.S. Equity	259,046,055

	Total Investment Companies (Cost $916,040,236)	1,004,283,207

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.7%
6,885,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (Cost $6,900,380)	6,900,892

	Total Investments — 99.7% (Cost $922,940,616)	1,011,184,099
	Other Assets in Excess of Liabilities — 0.3%	3,117,339

	NET ASSETS — 100.0%	$1,014,301,438

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
144	Amsterdam Exchanges Index	01/18/13	$13,042,796	$(42,570)
160	TOPIX Index	03/07/13	15,910,429	1,442,547
53	S&P/Toronto 60 Index	03/14/13	7,581,019	107,506
74	10 Year Australian Government Bond	03/15/13	9,476,449	(91,683)
52	DAX Index	03/15/13	13,072,851	(53,972)
414	Dow Jones Euro STOXX 50 Index	03/15/13	14,289,911	(163,924)
134	E-mini S&P 500	03/15/13	9,514,670	(53,943)
42	SFE SPI 200 Index	03/21/13	5,033,159	1,804

	Short Futures Outstanding
(170)	CAC 40 10 Euro	01/18/13	(8,172,338)	(449)
(474)	OMXS 30 Index	01/18/13	(8,074,141)	(1,889)
(34)	Hang Seng Index	01/30/13	(4,973,106)	(29,485)
(7)	10 Year Japanese Government Bond	03/11/13	(11,606,741)	61,494
(76)	E-mini Russell 2000	03/15/13	(6,434,160)	(158,992)
(203)	FTSE 100 Index	03/15/13	(19,284,561)	211,463
(57)	10 Year U.S. Treasury Note	03/19/13	(7,568,531)	62,774
(210)	5 Year U.S. Treasury Note	03/28/13	(26,126,953)	(290)

				$1,290,391

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	21

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.9% (b)
	Alternative Assets — 4.6%
243,514	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares (a) (m)	3,411,635
3,102,120	JPMorgan International Realty Fund, Class R5 Shares	31,331,409
4,604,545	JPMorgan Realty Income Fund, Class R5 Shares	53,596,904

	Total Alternative Assets	88,339,948

	Fixed Income — 43.1%
48,785,683	JPMorgan Core Bond Fund, Class R6 Shares	588,843,197
5,758,433	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	52,516,913
1,642,202	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	17,210,276
17,697,346	JPMorgan High Yield Fund, Class R6 Shares	143,879,421
1,834,540	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (m)	19,831,377
862,816	JPMorgan Real Return Fund, Institutional Class Shares	9,378,815

	Total Fixed Income	831,659,999

	International Equity — 19.0%
4,172,668	JPMorgan Emerging Economies Fund, Class R5 Shares	57,916,626
2,949,943	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	71,211,618
201,308	JPMorgan Global Natural Resources Fund, Class R6 Shares (m)	2,272,762
6,564,138	JPMorgan International Equity Fund, Class R6 Shares	95,114,353
6,999,324	JPMorgan International Opportunities Fund, Class R6 Shares	93,021,022
2,726,935	JPMorgan Intrepid International Fund, Institutional Class Shares	46,466,978

	Total International Equity	366,003,359

	Money Market — 2.0%
38,818,115	JPMorgan Prime Money Market Fund, Institutional Class Shares 0.080% (l) (m)	38,818,115

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 30.2%
9,259,507	JPMorgan Disciplined Equity Fund, Class R6 Shares	164,819,232
8,265,239	JPMorgan Growth Advantage Fund, Class R5 Shares	83,396,260
3,301,532	JPMorgan Intrepid America Fund, Class R5 Shares	85,905,874
2,597,436	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	46,468,130
313,381	JPMorgan Small Cap Equity Fund, Class R5 Shares	12,027,560
1,154,408	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	13,402,676
648,042	JPMorgan Small Cap Value Fund, Class R6 Shares	13,952,338
6,839,568	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	76,876,742
4,006,359	JPMorgan Value Advantage Fund, Institutional Class Shares	85,215,262

	Total U.S. Equity	582,064,074

	Total Investment Companies (Cost $1,712,490,850)	1,906,885,495

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
16,218,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (m) (Cost $16,254,257)	16,255,344

	Total Investments — 99.7% (Cost $1,728,745,107)	1,923,140,839
	Other Assets in Excess of Liabilities — 0.3%	5,753,485

	NET ASSETS — 100.0%	$1,928,894,324

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
281	Amsterdam Exchanges Index	01/18/13	$25,451,566	$(83,043)
276	TOPIX Index	03/07/13	27,445,490	2,488,621
106	S&P/Toronto 60 Index	03/14/13	15,162,039	215,013
144	10 Year Australian Government Bond	03/15/13	18,440,658	(178,409)
102	DAX Index	03/15/13	25,642,900	(105,869)
642	Dow Jones Euro STOXX 50 Index	03/15/13	22,159,717	(234,046)
1,059	E-mini S&P 500	03/15/13	75,194,295	(39,171)
45	10 Year U.S. Treasury Note	03/19/13	5,975,157	(35,952)
79	SFE SPI 200 Index	03/21/13	9,467,133	3,528

	Short Futures Outstanding
(340)	CAC 40 10 Euro	01/18/13	(16,344,677)	(898)
(929)	OMXS30 Index	01/18/13	(15,824,635)	(3,694)
(65)	Hang Seng Index	01/30/13	(9,507,409)	(56,369)
(14)	10 Year Japanese Government Bond	03/11/13	(23,213,482)	122,989
(124)	E-mini Russell 2000	03/15/13	(10,497,840)	(259,408)
(417)	FTSE 100 Index	03/15/13	(39,614,097)	434,371
(465)	5 Year U.S. Treasury Note	03/28/13	(57,852,539)	26,649

				$2,294,312

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	23

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.6% (b)
	Alternative Assets — 4.8%
1,900,404	JPMorgan International Realty Fund, Class R5 Shares	19,194,079
3,159,572	JPMorgan Realty Income Fund, Class R5 Shares	36,777,413

	Total Alternative Assets	55,971,492

	Fixed Income — 33.3%
21,987,707	JPMorgan Core Bond Fund, Class R6 Shares	265,391,619
3,037,928	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	27,705,901
830,761	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	8,706,375
10,986,301	JPMorgan High Yield Fund, Class R6 Shares	89,318,623

	Total Fixed Income	391,122,518

	International Equity — 22.3%
3,014,365	JPMorgan Emerging Economies Fund, Class R5 Shares	41,839,387
2,161,884	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	52,187,869
4,498,688	JPMorgan International Equity Fund, Class R6 Shares	65,185,994
5,121,781	JPMorgan International Opportunities Fund, Class R6 Shares	68,068,469
1,995,677	JPMorgan Intrepid International Fund, Institutional Class Shares	34,006,344

	Total International Equity	261,288,063

	Money Market — 2.3%
27,137,604	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (l) (m)	27,137,604

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 35.9%
6,873,515	JPMorgan Disciplined Equity Fund, Class R6 Shares	122,348,573
6,159,853	JPMorgan Growth Advantage Fund, Class R5 Shares	62,152,918
2,210,823	JPMorgan Intrepid America Fund, Class R5 Shares	57,525,617
2,058,693	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	36,830,014
195,958	JPMorgan Small Cap Equity Fund, Class R5 Shares	7,520,850
699,377	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	8,119,769
392,078	JPMorgan Small Cap Value Fund, Class R6 Shares	8,441,434
4,867,015	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	54,705,245
3,022,831	JPMorgan Value Advantage Fund, Institutional Class Shares	64,295,612

	Total U.S. Equity	421,940,032

	Total Investment Companies (Cost $1,065,875,645)	1,157,459,709

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.1%
13,265,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (Cost $13,294,641)	13,295,605

	Total Investments — 99.7% (Cost $1,079,170,286)	1,170,755,314
	Other Assets in Excess of Liabilities — 0.3%	3,690,052

	NET ASSETS — 100.0%	$1,174,445,366

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
237	Amsterdam Exchanges Index	01/18/13	$21,466,268	$(70,041)
274	TOPIX Index	03/07/13	27,246,609	2,470,473
81	S&P/Toronto 60 Index	03/14/13	11,586,086	164,303
134	10 Year Australian Government Bond	03/15/13	17,160,057	(166,020)
708	Dow Jones Euro STOXX 50 Index	03/15/13	24,437,819	(286,752)
695	E-mini S&P 500	03/15/13	49,348,475	(73,150)
86	DAX Index	03/15/13	21,620,484	(89,262)
16	10 Year U.S. Treasury Note	03/19/13	2,124,500	(12,783)
77	SFE SPI 200 Index	03/21/13	9,227,459	3,277

	Short Futures Outstanding
(262)	CAC 40 10 Euro	01/18/13	(12,595,016)	(692)
(770)	OMXS30 Index	01/18/13	(13,116,221)	(3,060)
(63)	Hang Seng Index	01/30/13	(9,214,873)	(54,634)
(12)	10 Year Japanese Government Bond	03/11/13	(19,897,270)	108,940
(55)	E-mini Russell 2000	03/15/13	(4,656,300)	(115,060)
(369)	FTSE 100 Index	03/15/13	(35,054,201)	384,387
(420)	5 Year U.S. Treasury Note	03/28/13	(52,253,907)	(30,509)

				$2,229,417

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	25

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.3% (b)
	Alternative Assets — 5.3%
3,224,614	JPMorgan International Realty Fund, Class R5 Shares	32,568,604
4,756,449	JPMorgan Realty Income Fund, Class R5 Shares	55,365,070

	Total Alternative Assets	87,933,674

	Fixed Income — 26.7%
22,792,563	JPMorgan Core Bond Fund, Class R6 Shares	275,106,236
3,584,966	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	32,694,886
1,023,961	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	10,731,113
15,670,900	JPMorgan High Yield Fund, Class R6 Shares	127,404,419

	Total Fixed Income	445,936,654

	International Equity — 24.9%
4,788,224	JPMorgan Emerging Economies Fund, Class R5 Shares	66,460,546
3,435,841	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	82,941,194
7,282,879	JPMorgan International Equity Fund, Class R6 Shares	105,528,912
7,920,461	JPMorgan International Opportunities Fund, Class R6 Shares (m)	105,262,927
3,225,252	JPMorgan Intrepid International Fund, Institutional Class Shares	54,958,296

	Total International Equity	415,151,875

	Money Market — 2.2%
36,012,824	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (l) (m)	36,012,824

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 39.2%
8,909,876	JPMorgan Disciplined Equity Fund, Class R6 Shares	158,595,796
9,884,383	JPMorgan Growth Advantage Fund, Class R5 Shares	99,733,424
3,904,791	JPMorgan Intrepid America Fund, Class R5 Shares	101,602,661
3,155,397	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	56,450,060
354,797	JPMorgan Small Cap Equity Fund, Class R5 Shares	13,617,126
1,272,900	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	14,778,371
715,843	JPMorgan Small Cap Value Fund, Class R6 Shares	15,412,101
8,171,453	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	91,847,136
4,816,346	JPMorgan Value Advantage Fund, Institutional Class Shares	102,443,676

	Total U.S. Equity	654,480,351

	Total Investment Companies (Cost $1,451,968,866)	1,639,515,378

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.6%
26,155,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (Cost $26,213,396)	26,215,234

	Total Investments — 99.9% (Cost $1,478,182,262)	1,665,730,612
	Other Assets in Excess of Liabilities — 0.1%	1,328,530

	NET ASSETS — 100.0%	$1,667,059,142

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
452	Amsterdam Exchanges Index	01/18/13	$40,939,886	$(133,598)
511	TOPIX Index	03/07/13	50,813,932	4,607,516
175	S&P/Toronto 60 Index	03/14/13	25,031,668	354,973
251	10 Year Australian Government Bond	03/15/13	32,143,092	(310,978)
165	DAX Index	03/15/13	41,481,161	(171,258)
1,373	Dow Jones Euro STOXX 50 Index	03/15/13	47,391,419	(533,429)
1,609	E-mini S&P 500	03/15/13	114,247,045	(9,966)
3	10 Year U.S. Treasury Note	03/19/13	398,344	(2,397)
136	SFE SPI 200 Index	03/21/13	16,297,850	5,964

	Short Futures Outstanding
(562)	CAC 40 10 Euro	01/18/13	(27,016,790)	(1,484)
(1,428)	OMXS 30 Index	01/18/13	(24,324,627)	(5,681)
(112)	Hang Seng Index	01/30/13	(16,381,997)	(97,128)
(23)	10 Year Japanese Government Bond	03/11/13	(38,136,434)	202,053
(189)	E-mini Russell 2000	03/15/13	(16,000,740)	(298,658)
(682)	FTSE 100 Index	03/15/13	(64,788,524)	710,418
(1,013)	5 Year U.S. Treasury Note	03/28/13	(126,031,445)	(14,373)

				$4,301,974

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.3% (b)
	Alternative Assets — 5.9%
1,583,011	JPMorgan International Realty Fund, Class R5 Shares	15,988,413
2,546,055	JPMorgan Realty Income Fund, Class R5 Shares	29,636,083

	Total Alternative Assets	45,624,496

	Fixed Income — 18.9%
6,442,345	JPMorgan Core Bond Fund, Class R6 Shares	77,759,105
1,357,671	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	12,381,959
386,400	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	4,049,476
6,547,547	JPMorgan High Yield Fund, Class R6 Shares	53,231,561

	Total Fixed Income	147,422,101

	International Equity — 27.6%
2,529,195	JPMorgan Emerging Economies Fund, Class R5 Shares	35,105,221
1,707,097	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	41,209,311
3,802,041	JPMorgan International Equity Fund, Class R6 Shares	55,091,576
4,027,489	JPMorgan International Opportunities Fund, Class R6 Shares (m)	53,525,330
1,749,801	JPMorgan Intrepid International Fund, Institutional Class Shares	29,816,607

	Total International Equity	214,748,045

	Money Market — 2.0%
15,940,657	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (l) (m)	15,940,657

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 43.9%
4,893,643	JPMorgan Disciplined Equity Fund, Class R6 Shares	87,106,838
5,003,145	JPMorgan Growth Advantage Fund, Class R5 Shares	50,481,728
2,043,103	JPMorgan Intrepid America Fund, Class R5 Shares	53,161,551
1,619,103	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	28,965,750
201,394	JPMorgan Small Cap Equity Fund, Class R5 Shares	7,729,501
680,752	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	7,903,536
315,064	JPMorgan Small Cap Value Fund, Class R6 Shares	6,783,319
4,458,082	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	50,108,837
2,357,769	JPMorgan Value Advantage Fund, Institutional Class Shares	50,149,742

	Total U.S. Equity	342,390,802

	Total Investment Companies (Cost $701,720,765)	766,126,101

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.5%
12,020,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (Cost $12,046,874)	12,047,721

	Total Investments — 99.8% (Cost $713,767,639)	778,173,822
	Other Assets in Excess of Liabilities — 0.2%	1,359,116

	NET ASSETS — 100.0%	$779,532,938

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
213	Amsterdam Exchanges Index	01/18/13	$19,292,469	$(62,963)
231	TOPIX Index	03/07/13	22,970,682	2,082,839
73	S&P/Toronto 60 Index	03/14/13	10,441,781	148,075
117	10 Year Australian Government Bond	03/15/13	14,983,035	(144,958)
588	Dow Jones Euro STOXX 50 Index	03/15/13	20,295,815	(235,262)
730	E-mini S&P 500	03/15/13	51,833,650	(35,673)
78	German Stock Index	03/15/13	19,609,276	(80,958)
63	SFE SPI 200 Index	03/21/13	7,549,739	2,771

	Short Futures Outstanding
(236)	CAC 40 10 Euro	01/18/13	(11,345,129)	(624)
(662)	OMXS30 index	01/18/13	(11,276,543)	(2,632)
(52)	Hang Seng Index	01/30/13	(7,605,927)	(45,095)
(10)	10 Year Japanese Government Bond	03/11/13	(16,581,058)	91,371
(95)	E-mini Russell 2000	03/15/13	(8,042,700)	(172,980)
(316)	FTSE 100 Index	03/15/13	(30,019,316)	329,186
(11)	10 Year U.S. Treasury Note	03/19/13	(1,460,594)	12,009
(438)	5 Year U.S. Treasury Note	03/28/13	(54,493,360)	6,126

				$1,891,232

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.5% (b)
	Alternative Assets — 6.1%
2,427,710	JPMorgan International Realty Fund, Class R5 Shares	24,519,869
3,943,567	JPMorgan Realty Income Fund, Class R5 Shares	45,903,117

	Total Alternative Assets	70,422,986

	Fixed Income — 16.2%
7,141,794	JPMorgan Core Bond Fund, Class R6 Shares	86,201,458
1,830,116	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	16,690,659
531,301	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	5,568,030
9,692,647	JPMorgan High Yield Fund, Class R6 Shares	78,801,217

	Total Fixed Income	187,261,364

	International Equity — 28.5%
3,748,447	JPMorgan Emerging Economies Fund, Class R5 Shares	52,028,439
2,624,006	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	63,343,498
5,799,610	JPMorgan International Equity Fund, Class R6 Shares	84,036,342
6,319,925	JPMorgan International Opportunities Fund, Class R6 Shares (m)	83,991,799
2,645,857	JPMorgan Intrepid International Fund, Institutional Class Shares	45,085,411

	Total International Equity	328,485,489

	Money Market — 2.2%
25,163,584	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (l) (m)	25,163,584

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 45.5%
7,201,004	JPMorgan Disciplined Equity Fund, Class R6 Shares	128,177,865
7,791,174	JPMorgan Growth Advantage Fund, Class R5 Shares	78,612,949
3,004,734	JPMorgan Intrepid America Fund, Class R5 Shares	78,183,184
2,248,279	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	40,221,706
284,482	JPMorgan Small Cap Equity Fund, Class R5 Shares	10,918,422
984,878	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	11,434,430
551,395	JPMorgan Small Cap Value Fund, Class R6 Shares	11,871,538
6,929,836	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	77,891,360
4,124,416	JPMorgan Value Advantage Fund, Institutional Class Shares	87,726,328

	Total U.S. Equity	525,037,782

	Total Investment Companies (Cost $997,675,317)	1,136,371,205

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.5%
17,950,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (Cost $17,990,074)	17,991,332

	Total Investments — 100.0% (Cost $1,015,665,391)	1,154,362,537
	Liabilities in Excess of Other Assets — 0.0% (g)	(378,097)

	NET ASSETS — 100.0%	$1,153,984,440

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
316	Amsterdam Exchanges Index	01/18/13	$28,621,690	$(93,395)
350	TOPIX Index	03/07/13	34,804,063	3,155,672
122	S&P/Toronto 60 Index	03/14/13	17,450,649	247,466
174	10 Year Australian Government Bond	03/15/13	22,282,462	(215,578)
115	DAX Index	03/15/13	28,911,113	(119,362)
910	Dow Jones Euro STOXX 50 Index	03/15/13	31,410,190	(346,082)
1,101	E-mini S&P 500	03/15/13	78,176,505	6,941
94	SFE SPI 200 Index	03/21/13	11,264,690	4,029

	Short Futures Outstanding
(394)	CAC 40 10 Euro	01/18/13	(18,940,596)	(1,041)
(997)	OMX 30 Index	01/18/13	(16,982,951)	(3,969)
(77)	Hang Seng Index	01/30/13	(11,262,623)	(66,775)
(16)	10 Year Japanese Government Bond	03/11/13	(26,529,694)	140,559
(114)	E-mini Russell 2000	03/15/13	(9,651,240)	(238,488)
(468)	FTSE 100 Index	03/15/13	(44,458,987)	487,518
(5)	10 Year U.S. Treasury Note	03/19/13	(663,906)	5,458
(678)	5 Year U.S. Treasury Note	03/28/13	(84,352,735)	5,540

				$2,968,493

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.3% (b)
	Alternative Assets — 6.1%
767,304	JPMorgan International Realty Fund, Class R5 Shares	7,749,771
1,309,418	JPMorgan Realty Income Fund, Class R5 Shares	15,241,621

	Total Alternative Assets	22,991,392

	Fixed Income — 16.0%
2,318,949	JPMorgan Core Bond Fund, Class R6 Shares	27,989,712
595,258	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	5,428,751
173,880	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	1,822,264
3,091,741	JPMorgan High Yield Fund, Class R6 Shares	25,135,852

	Total Fixed Income	60,376,579

	International Equity — 28.4%
1,214,843	JPMorgan Emerging Economies Fund, Class R5 Shares	16,862,024
851,342	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	20,551,392
1,824,321	JPMorgan International Equity Fund, Class R6 Shares	26,434,410
2,128,725	JPMorgan International Opportunities Fund, Class R6 Shares (m)	28,290,755
864,222	JPMorgan Intrepid International Fund, Institutional Class Shares	14,726,336

	Total International Equity	106,864,917

	Money Market — 1.9%
7,078,745	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (l) (m)	7,078,745

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 45.9%
2,535,863	JPMorgan Disciplined Equity Fund, Class R6 Shares	45,138,368
2,416,645	JPMorgan Growth Advantage Fund, Class R5 Shares	24,383,953
1,022,169	JPMorgan Intrepid America Fund, Class R5 Shares	26,596,842
790,079	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	14,134,518
100,610	JPMorgan Small Cap Equity Fund, Class R5 Shares	3,861,428
322,956	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	3,749,516
168,241	JPMorgan Small Cap Value Fund, Class R6 Shares	3,622,227
2,331,559	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	26,206,721
1,167,709	JPMorgan Value Advantage Fund, Institutional Class Shares	24,837,169

	Total U.S. Equity	172,530,742

	Total Investment Companies (Cost $341,131,120)	369,842,375

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.6%
5,785,000	U.S. Treasury Note, 12.875%, 01/31/13 (k) (Cost $5,797,937)	5,798,347

	Total Investments — 99.9% (Cost $346,929,057)	375,640,722
	Other Assets in Excess of Liabilities — 0.1%	472,987

	NET ASSETS — 100.0%	$376,113,709

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
103	Amsterdam Exchanges Index	01/18/13	$9,329,222	$(30,446)
117	TOPIX Index	03/07/13	11,634,501	1,054,913
35	S&P/Toronto 60 Index	03/14/13	5,006,334	70,994
56	10 Year Australian Government Bond	03/15/13	7,171,367	(69,381)
268	Dow Jones Euro STOXX 50 Index	03/15/13	9,250,474	(98,793)
347	E-mini S&P 500	03/15/13	24,638,735	(21,989)
37	DAX Index	03/15/13	9,301,836	(38,403)
1	10 Year U.S. Treasury Note	03/19/13	132,781	(799)
31	SFE SPI 200 Index	03/21/13	3,714,950	1,310

	Short Futures Outstanding
(114)	CAC 40 10 Euro	01/18/13	(5,480,274)	(301)
(319)	OMXS30 index	01/18/13	(5,433,863)	(1,270)
(25)	Hang Seng Index	01/30/13	(3,656,696)	(21,680)
(5)	10 Year Japanese Government Bond	03/11/13	(8,290,529)	47,446
(38)	E-mini Russell 2000	03/15/13	(3,217,080)	(79,496)
(150)	FTSE 100 Index	03/15/13	(14,249,675)	156,238
(223)	5 Year U.S. Treasury Note	03/28/13	(27,744,336)	8,972

				$977,315

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.0% (b)
	Alternative Assets — 6.1%
772,835	JPMorgan International Realty Fund, Class R5 Shares	7,805,632
1,129,318	JPMorgan Realty Income Fund, Class R5 Shares	13,145,265

	Total Alternative Assets	20,950,897

	Fixed Income — 16.2%
2,102,935	JPMorgan Core Bond Fund, Class R6 Shares	25,382,431
532,949	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	4,860,494
154,560	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	1,619,791
2,906,665	JPMorgan High Yield Fund, Class R6 Shares	23,631,183

	Total Fixed Income	55,493,899

	International Equity — 28.7%
1,113,389	JPMorgan Emerging Economies Fund, Class R5 Shares	15,453,840
776,618	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	18,747,549
1,701,110	JPMorgan International Equity Fund, Class R6 Shares	24,649,083
1,897,313	JPMorgan International Opportunities Fund, Class R6 Shares (m)	25,215,293
809,194	JPMorgan Intrepid International Fund, Institutional Class Shares	13,788,671

	Total International Equity	97,854,436

	Money Market — 2.5%
8,443,435	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (l) (m)	8,443,435

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 45.5%
2,158,768	JPMorgan Disciplined Equity Fund, Class R6 Shares	38,426,077
2,385,205	JPMorgan Growth Advantage Fund, Class R5 Shares	24,066,719
905,012	JPMorgan Intrepid America Fund, Class R5 Shares	23,548,400
685,627	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	12,265,866
91,885	JPMorgan Small Cap Equity Fund, Class R5 Shares	3,526,557
305,719	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	3,549,403
159,940	JPMorgan Small Cap Value Fund, Class R6 Shares	3,443,507
2,002,230	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	22,505,060
1,120,748	JPMorgan Value Advantage Fund, Institutional Class Shares	23,838,311

	Total U.S. Equity	155,169,900

	Total Investment Companies (Cost $310,866,276)	337,912,567

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.6%
5,340,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (Cost $5,351,938)	5,352,310

	Total Investments — 100.6% (Cost $316,218,214)	343,264,877
	Liabilities in Excess of Other Assets — (0.6)%	(2,066,867)

	NET ASSETS — 100.0%	$341,198,010

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
91	Amsterdam Exchanges Index	01/18/13	$8,242,322	$(26,880)
101	TOPIX Index	03/07/13	10,043,458	910,665
33	S&P/Toronto 60 Index	03/14/13	4,720,257	66,940
49	10 Year Australian Government Bond	03/15/13	6,274,946	(60,709)
33	DAX Index	03/15/13	8,296,232	(34,252)
275	Dow Jones Euro STOXX 50 Index	03/15/13	9,492,091	(104,577)
352	E-mini S&P 500	03/15/13	24,993,760	(7,107)
1	10 Year U.S. Treasury Note	03/19/13	132,782	(799)
27	SFE SPI 200 Index	03/21/13	3,235,603	1,225

	Short Futures Outstanding
(107)	CAC 40 10 Euro	01/18/13	(5,143,766)	(283)
(295)	OMXS30 Index	01/18/13	(5,025,046)	(1,173)
(22)	Hang Seng Index	01/30/13	(3,217,892)	(19,182)
(4)	10 Year Japanese Government Bond	03/11/13	(6,632,423)	35,140
(34)	E-mini Russell 2000	03/15/13	(2,878,440)	(71,128)
(136)	FTSE 100 Index	03/15/13	(12,919,705)	141,663
(214)	5 Year U.S. Treasury Note	03/28/13	(26,624,610)	5,038

				$834,581

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	35

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 96.3% (b)
	Alternative Assets — 5.7%
8,750	JPMorgan International Realty Fund, Class R5 Shares	88,376
15,805	JPMorgan Realty Income Fund, Class R5 Shares	183,972

	Total Alternative Assets	272,348

	Fixed Income — 8.2%
2,658	JPMorgan Core Bond Fund, Class R6 Shares	32,081
7,354	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	67,065
2,058	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	21,563
33,225	JPMorgan High Yield Fund, Class R6 Shares	270,118

	Total Fixed Income	390,827

	International Equity — 29.2%
15,113	JPMorgan Emerging Economies Fund, Class R5 Shares	209,770
10,183	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	245,820
24,969	JPMorgan International Equity Fund, Class R6 Shares	361,807
26,894	JPMorgan International Opportunities Fund, Class R6 Shares	357,425
12,508	JPMorgan Intrepid International Fund, Institutional Class Shares	213,144

	Total International Equity	1,387,966

	Money Market — 0.9%
43,641	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (l) (m)	43,641

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 52.3%
44,588	JPMorgan Disciplined Equity Fund, Class R6 Shares	793,660
31,544	JPMorgan Growth Advantage Fund, Class R5 Shares	318,280
14,844	JPMorgan Intrepid America Fund, Class R5 Shares	386,249
9,411	JPMorgan Mid Cap Core Fund, Class R6 Shares	168,359
1,192	JPMorgan Small Cap Equity Fund, Class R5 Shares	45,736
3,887	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	45,126
2,106	JPMorgan Small Cap Value Fund, Class R6 Shares	45,333
32,742	JPMorgan U.S. Equity Fund, Class R6 Shares	368,025
14,870	JPMorgan Value Advantage Fund, Institutional Class Shares	316,294

	Total U.S. Equity	2,487,062

	Total Investments — 96.3% (Cost $4,414,525)	4,581,844
	Other Assets in Excess of Liabilities — 3.7%	178,323

	NET ASSETS — 100.0%	$4,760,167

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

JPMorgan SmartRetirement Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.01%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2012.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as the Funds’ website.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	37

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
ASSETS:
Investments in non-affiliates, at value	$3,986,178	$2,660,098	$6,900,892
Investments in affiliates, at value	610,848,860	386,024,412	1,004,283,207

Total investment securities, at value	614,835,038	388,684,510	1,011,184,099
Receivables:
Fund shares sold	6,536,548	442,548	9,346,486
Interest from non-affiliates	47,848	31,931	82,835
Dividends from affiliates	1,157,101	714,749	1,855,965
Variation margin on futures contracts	1,062,102	985,285	1,427,344
Due from Advisor	23,807	14,513	29,163

Total Assets	623,662,444	390,873,536	1,023,925,892

LIABILITIES:
Payables:
Dividends	124,518	158,466	332,865
Investment securities purchased	1,152,321	711,621	1,853,791
Fund shares redeemed	2,283,811	4,908,044	7,106,114
Accrued liabilities:
Shareholder servicing fees	12,705	14,221	29,569
Distribution fees	47,136	41,109	89,055
Trustees’ and Chief Compliance Officer’s fees	285	24	561
Other	131,099	101,926	212,499

Total Liabilities	3,751,875	5,935,411	9,624,454

Net Assets	$619,910,569	$384,938,125	$1,014,301,438

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
NET ASSETS:
Paid-in-capital	$586,961,435	$363,958,545	$951,008,846
Accumulated undistributed (distributed in excess of) net investment income	285,886	176,714	438,389
Accumulated net realized gains (losses)	(12,196,772)	(16,433,524)	(26,648,793)
Net unrealized appreciation (depreciation)	44,860,020	37,236,390	89,502,996

Total Net Assets	$619,910,569	$384,938,125	$1,014,301,438

Net Assets:
Class A	$157,605,187	$141,560,120	$285,308,081
Class C	5,333,389	8,835,627	14,321,858
Class R2	25,441,835	12,955,502	45,375,431
Institutional Class	335,689,868	115,956,752	446,073,574
Select Class	95,840,290	105,630,124	223,222,494

Total	$619,910,569	$384,938,125	$1,014,301,438

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,626,096	8,914,311	17,724,780
Class C	326,663	558,797	894,797
Class R2	1,556,324	817,021	2,825,279
Institutional Class	20,450,496	7,288,094	27,651,983
Select Class	5,846,463	6,648,223	13,849,645

Net asset value (a):
Class A — Redemption price per share	$16.37	$15.88	$16.10
Class C — Offering price per share (b)	16.33	15.81	16.01
Class R2 — Offering and redemption price per share	16.35	15.86	16.06
Institutional Class — Offering and redemption price per share	16.41	15.91	16.13
Select Class — Offering and redemption price per share	16.39	15.89	16.12
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.14	$16.63	$16.86

Cost of investments in non-affiliates	$3,985,880	$2,659,910	$6,900,380
Cost of investments in affiliates	566,865,263	349,327,216	916,040,236

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
ASSETS:
Investments in non-affiliates, at value	$16,255,344	$13,295,605	$26,215,234
Investments in affiliates, at value	1,906,885,495	1,157,459,709	1,639,515,378

Total investment securities, at value	1,923,140,839	1,170,755,314	1,665,730,612
Receivables:
Investment securities sold	413,063	380,458	883,557
Fund shares sold	21,531,908	11,890,788	10,046,043
Interest from non-affiliates	195,123	159,595	314,677
Dividends from affiliates	3,129,921	1,621,281	1,975,186
Variation margin on futures contracts	3,263,751	2,148,925	4,951,437
Due from Advisor	54,520	23,707	51,165

Total Assets	1,951,729,125	1,186,980,068	1,683,952,677

LIABILITIES:
Payables:
Dividends	643,589	445,016	748,390
Investment securities purchased	3,539,273	1,999,069	2,854,569
Fund shares redeemed	17,999,074	9,738,127	12,696,958
Accrued liabilities:
Shareholder servicing fees	60,942	37,391	49,582
Distribution fees	160,584	122,009	143,811
Trustees’ and Chief Compliance Officer’s fees	855	999	741
Other	430,484	192,091	399,484

Total Liabilities	22,834,801	12,534,702	16,893,535

Net Assets	$1,928,894,324	$1,174,445,366	$1,667,059,142

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
NET ASSETS:
Paid-in-capital	$1,775,313,046	$1,076,735,360	$1,515,076,603
Accumulated undistributed (distributed in excess of) net investment income	729,319	471,836	661,683
Accumulated net realized gains (losses)	(43,805,951)	3,456,920	(40,476,014)
Net unrealized appreciation (depreciation)	196,657,910	93,781,250	191,796,870

Total Net Assets	$1,928,894,324	$1,174,445,366	$1,667,059,142

Net Assets:
Class A	$514,123,745	$397,520,546	$474,241,414
Class C	20,946,313	13,625,871	19,124,744
Class R2	89,260,349	68,617,593	76,223,593
Institutional Class	835,837,482	407,192,632	716,714,409
Select Class	468,726,435	287,488,724	380,754,982

Total	$1,928,894,324	$1,174,445,366	$1,667,059,142

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	31,640,245	25,828,698	29,486,872
Class C	1,292,470	886,885	1,195,686
Class R2	5,502,852	4,468,533	4,749,143
Institutional Class	51,267,742	26,396,288	44,397,839
Select Class	28,769,586	18,645,734	23,624,882

Net asset value (a):
Class A — Redemption price per share	$16.25	$15.39	$16.08
Class C — Offering price per share (b)	16.21	15.36	15.99
Class R2 — Offering and redemption price per share	16.22	15.36	16.05
Institutional Class — Offering and redemption price per share	16.30	15.43	16.14
Select Class — Offering and redemption price per share	16.29	15.42	16.12
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.02	$16.12	$16.84

Cost of investments in non-affiliates	$16,254,257	$13,294,641	$26,213,396
Cost of investments in affiliates	1,712,490,850	1,065,875,645	1,451,968,866

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund
ASSETS:
Investments in non-affiliates, at value	$12,047,721	$17,991,332	$5,798,347
Investments in affiliates, at value	766,126,101	1,136,371,205	369,842,375

Total investment securities, at value	778,173,822	1,154,362,537	375,640,722
Receivables:
Investment securities sold	—	523,648	—
Fund shares sold	7,457,305	6,532,173	4,347,047
Interest from non-affiliates	144,616	215,961	69,601
Dividends from affiliates	721,742	973,382	314,172
Variation margin on futures contracts	2,014,526	3,402,703	1,475,663
Due from Advisor	25,886	61,214	22,922

Total Assets	788,537,897	1,166,071,618	381,870,127

LIABILITIES:
Payables:
Dividends	349,033	606,560	171,542
Investment securities purchased	720,302	1,494,332	313,466
Fund shares redeemed	7,699,840	9,513,038	5,153,293
Accrued liabilities:
Shareholder servicing fees	25,475	31,373	10,695
Distribution fees	82,283	100,457	42,199
Trustees’ and Chief Compliance Officer’s fees	—	551	—
Other	128,026	340,867	65,223

Total Liabilities	9,004,959	12,087,178	5,756,418

Net Assets	$779,532,938	$1,153,984,440	$376,113,709

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund
NET ASSETS:
Paid-in-Capital	$710,258,421	$1,039,727,623	$344,465,041
Accumulated undistributed (distributed in excess of) net investment income	266,285	376,193	115,805
Accumulated net realized gains (losses)	2,746,317	(27,745,126)	1,867,264
Net unrealized appreciation (depreciation)	66,261,915	141,625,750	29,665,599

Total Net Assets	$779,532,938	$1,153,984,440	$376,113,709

Net Assets:
Class A	$276,820,617	$336,317,507	$137,210,906
Class C	8,979,006	13,154,175	4,298,877
Class R2	42,325,292	50,359,469	24,035,832
Institutional Class	251,590,125	514,434,603	127,484,169
Select Class	199,817,898	239,718,686	83,083,925

Total	$779,532,938	$1,153,984,440	$376,113,709

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	18,212,758	20,922,589	8,977,555
Class C	593,071	824,583	281,988
Class R2	2,789,216	3,141,723	1,575,402
Institutional Class	16,485,948	31,878,600	8,315,892
Select Class	13,097,372	14,881,346	5,422,072

Net asset value (a):
Class A — Redemption price per share	$15.20	$16.07	$15.28
Class C — Offering price per share (b)	15.14	15.95	15.24
Class R2 — Offering and redemption price per share	15.17	16.03	15.26
Institutional Class — Offering and redemption price per share	15.26	16.14	15.33
Select Class — Offering and redemption price per share	15.26	16.11	15.32
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.92	$16.83	$16.00

Cost of investments in non-affiliates	$12,046,874	$17,990,074	$5,797,937
Cost of investments in affiliates	701,720,765	997,675,317	341,131,120

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

	SmartRetirement 2050 Fund	SmartRetirement 2055 Fund
ASSETS:
Investments in non-affiliates, at value	$5,352,310	$—
Investments in affiliates, at value	337,912,567	4,581,844

Total investment securities, at value	343,264,877	4,581,844
Receivables:
Fund shares sold	3,526,777	223,070
Interest from non-affiliates	64,247	—
Dividends from affiliates	289,106	2,769
Variation margin on futures contracts	1,436,690	—
Due from Advisor	24,877	264

Total Assets	348,606,574	4,807,947

LIABILITIES:
Payables:
Dividends	172,600	1,314
Investment securities purchased	288,543	31,214
Fund shares redeemed	6,827,485	8,583
Accrued liabilities:
Shareholder servicing fees	10,298	181
Distribution fees	35,222	506
Trustees’ and Chief Compliance Officer’s fees	149	—
Transfer agent fees	69,561	5,842
Other	4,706	140

Total Liabilities	7,408,564	47,780

Net Assets	$341,198,010	$4,760,167

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	SmartRetirement 2050 Fund	SmartRetirement 2055 Fund
NET ASSETS:
Paid-in-Capital	$311,659,928	$4,563,800
Accumulated undistributed (distributed in excess of) net investment income	115,717	582
Accumulated net realized gains (losses)	1,561,546	28,466
Net unrealized appreciation (depreciation)	27,860,819	167,319

Total Net Assets	$341,198,010	$4,760,167

Net Assets:
Class A	$104,415,737	$1,660,060
Class C	5,696,505	56,733
Class R2	21,232,360	375,021
Institutional Class	131,575,675	1,142,286
Select Class	78,277,733	1,526,067

Total	$341,198,010	$4,760,167

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,835,725	101,188
Class C	374,371	3,456
Class R2	1,392,678	22,859
Institutional Class	8,583,870	69,574
Select Class	5,110,982	92,956

Net asset value (a):
Class A — Redemption price per share	$15.28	$16.41
Class C — Offering price per share (b)	15.22	16.42
Class R2 — Offering and redemption price per share	15.25	16.41
Institutional Class — Offering and redemption price per share	15.33	16.42
Select Class — Offering and redemption price per share	15.32	16.42
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.00	$17.18

Cost of investments in non-affiliates	$5,351,938	$—
Cost of investments in affiliates	310,866,276	4,414,525

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	45

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,532	$3,828	$4,053
Dividend income from affiliates	7,884,995	5,559,595	14,048,489

Total investment income	7,888,527	5,563,423	14,052,542

EXPENSES:
Distribution fees:
Class A	174,906	157,481	317,308
Class C	19,245	30,504	48,547
Class R2	47,944	35,166	104,258
Shareholder servicing fees:
Class A	174,906	157,481	317,308
Class C	6,415	10,168	16,182
Class R2	23,972	17,583	52,129
Institutional Class	146,819	56,099	196,318
Select Class	95,888	170,177	251,069
Interest expense to affiliates	549	—	945
Trustees’ and Chief Compliance Officer’s fees	3,065	2,294	5,176
Transfer agent fees	184,996	142,661	291,006
Other	4,444	4,643	6,098

Total expenses	883,149	784,257	1,606,344

Less amounts waived	(386,617)	(303,300)	(672,654)
Less expense reimbursements	(139,049)	(90,119)	(166,976)

Net expenses	357,483	390,838	766,714

Net investment income (loss)	7,531,044	5,172,585	13,285,828

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(155)	(107)	(366)
Investment in affiliates	2,017,931	1,424,662	2,103,174
Futures	365,784	252,845	973,556
Foreign currency transactions	(14,292)	(2,970)	(13,870)

Net realized gains (losses)	2,369,268	1,674,430	3,062,494

Distributions of capital gains received from investment company affiliates	3,811,452	2,436,989	6,810,784
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,110	880	1,916
Investments in affiliates	12,759,963	9,466,020	30,444,780
Futures	144,076	(102,216)	(167,082)
Foreign currency translations	(19,051)	(12,533)	(29,173)

Change in net unrealized appreciation/depreciation	12,886,098	9,352,151	30,250,441

Net realized/unrealized gains (losses)	19,066,818	13,463,570	40,123,719

Change in net assets resulting from operations	$26,597,862	$18,636,155	$53,409,547

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$8,887	$7,448	$14,837
Dividend income from affiliates	27,723,631	16,002,243	23,623,130

Total investment income	27,732,518	16,009,691	23,637,967

EXPENSES:
Distribution fees:
Class A	571,727	438,767	521,443
Class C	72,562	42,793	64,559
Class R2	200,639	149,297	161,017
Shareholder servicing fees:
Class A	571,727	438,767	521,443
Class C	24,188	14,264	21,520
Class R2	100,319	74,648	80,509
Institutional Class	357,397	164,162	310,365
Select Class	639,300	315,213	548,450
Interest expense to affiliates	573	754	968
Trustees’ and Chief Compliance Officer’s fees	10,250	5,731	8,957
Transfer agent fees	595,251	333,351	612,356
Other	10,439	6,802	9,142

Total expenses	3,154,372	1,984,549	2,860,729

Less amounts waived	(1,294,835)	(809,367)	(1,140,302)
Less expense reimbursements	(348,469)	(145,353)	(318,799)

Net expenses	1,511,068	1,029,829	1,401,628

Net investment income (loss)	26,221,450	14,979,862	22,236,339

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(672)	(429)	(1,022)
Investment in affiliates	2,693,095	930,457	1,514,890
Futures	5,645,216	3,709,790	7,887,151
Foreign currency transactions	22,761	(26,325)	(6,449)

Net realized gains (losses)	8,360,400	4,613,493	9,394,570

Distributions of capital gains received from investment company affiliates	12,950,478	8,777,960	12,562,332
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	3,741	2,782	5,901
Investments in affiliates	71,384,074	48,051,445	78,301,788
Futures	(1,699,716)	(742,082)	(1,637,294)
Foreign currency translations	(45,374)	(39,307)	(62,957)

Change in net unrealized appreciation/depreciation	69,642,725	47,272,838	76,607,438

Net realized/unrealized gains (losses)	90,953,603	60,664,291	98,564,340

Change in net assets resulting from operations	$117,175,053	$75,644,153	$120,800,679

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$7,027	$10,450	$4,647
Dividend income from affiliates	10,327,966	16,139,146	5,026,908

Total investment income	10,334,993	16,149,596	5,031,555

EXPENSES:
Distribution fees:
Class A	297,498	365,051	145,256
Class C	31,443	43,897	13,512
Class R2	97,528	114,735	55,789
Shareholder servicing fees:
Class A	297,498	365,051	145,256
Class C	10,481	14,632	4,504
Class R2	48,763	57,368	27,894
Institutional Class	101,335	227,140	51,837
Select Class	212,418	359,909	87,791
Interest expense to affiliates	1,025	975	912
Trustees’ and Chief Compliance Officer’s fees	2,774	6,278	1,334
Transfer agent fees	269,153	585,324	180,383
Other	5,452	7,368	4,678

Total expenses	1,375,368	2,147,728	719,146

Less amounts waived	(536,755)	(799,372)	(261,905)
Less expense reimbursements	(145,779)	(380,606)	(123,187)

Net expenses	692,834	967,750	334,054

Net investment income (loss)	9,642,159	15,181,846	4,697,501

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(308)	(787)	(96)
Investment in affiliates	1,085,433	(995,303)	367,236
Futures	3,989,113	5,232,884	1,968,142
Foreign currency transactions	(21,832)	(3,245)	(11,229)

Net realized gains (losses)	5,052,406	4,233,549	2,324,053

Distributions of capital gains received from investment company affiliates	6,547,899	9,916,942	3,342,859
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	2,544	4,715	1,154
Investments in affiliates	36,308,519	62,529,751	17,747,634
Futures	(817,975)	(1,823,702)	(278,778)
Foreign currency translations	(40,625)	(46,802)	(25,881)

Change in net unrealized appreciation/depreciation	35,452,463	60,663,962	17,444,129

Net realized/unrealized gains (losses)	47,052,768	74,814,453	23,111,041

Change in net assets resulting from operations	$56,694,927	$89,996,299	$27,808,542

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	SmartRetirement 2050 Fund	SmartRetirement 2055 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,202	$—
Dividend income from affiliates	4,600,147	52,875

Total investment income	4,604,349	52,875

EXPENSES:
Distribution fees:
Class A	107,086	1,113
Class C	17,723	205
Class R2	51,132	383
Shareholder servicing fees:
Class A	107,086	1,113
Class C	5,908	68
Class R2	25,566	191
Institutional Class	52,868	236
Select Class	98,019	1,310
Interest expense to affiliates	673	—
Trustees’ and Chief Compliance Officer’s fees	1,386	6
Transfer agent fees	194,724	4,106
Other	4,383	47

Total expenses	666,554	8,778

Less amounts waived	(227,090)	(2,092)
Less expense reimbursements	(141,493)	(3,635)

Net expenses	297,971	3,051

Net investment income (loss)	4,306,378	49,824

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(83)	1,853
Investment in affiliates	(176,335)	(12,240)
Futures	1,559,080	—
Foreign currency transactions	(23,463)	—

Net realized gains (losses)	1,359,199	(10,387)

Distributions of capital gains received from investment company affiliates	2,906,736	47,079
Change in net unrealized appreciation/depreciation of
investments in non-affiliates	1,085	—
Investments in affiliates	16,772,591	138,970
Futures	(360,272)	—
Foreign currency translations	(19,476)	—

Change in net unrealized appreciation/depreciation	16,393,928	138,970

Net realized/unrealized gains (losses)	20,659,863	175,662

Change in net assets resulting from operations	$24,966,241	$225,486

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,531,044	$10,989,871	$5,172,585	$9,345,111
Net realized gain (loss)	2,369,268	(3,819,171)	1,674,430	(2,419,678)
Distributions of capital gains received from investment company affiliates	3,811,452	1,582,283	2,436,989	1,403,669
Change in net unrealized appreciation/depreciation	12,886,098	3,768,297	9,352,151	1,238,280

Change in net assets resulting from operations	26,597,862	12,521,280	18,636,155	9,567,382

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,991,737)	(2,516,529)	(1,873,725)	(2,312,322)
Class C
From net investment income	(55,148)	(80,773)	(94,827)	(127,508)
Class R2
From net investment income	(281,039)	(192,302)	(190,975)	(181,499)
Institutional Class
From net investment income	(4,546,970)	(6,145,047)	(1,730,881)	(2,437,833)
Select Class
From net investment income	(1,168,663)	(1,687,623)	(1,790,720)	(4,041,304)

Total distributions to shareholders	(8,043,557)	(10,622,274)	(5,681,128)	(9,100,466)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	124,766,914	178,758,802	(2,933,328)	78,047,778

NET ASSETS:
Change in net assets	143,321,219	180,657,808	10,021,699	78,514,694
Beginning of period	476,589,350	295,931,542	374,916,426	296,401,732

End of period	$619,910,569	$476,589,350	$384,938,125	$374,916,426

Accumulated undistributed (distributed in excess of) net investment income	$285,886	$798,399	$176,714	$685,257

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,285,828	$18,096,041	$26,221,450	$33,602,667
Net realized gain (loss)	3,062,494	(8,523,815)	8,360,400	(9,075,791)
Distributions of capital gains received from investment company affiliates	6,810,784	2,549,204	12,950,478	4,787,584
Change in net unrealized appreciation/depreciation	30,250,441	6,582,273	69,642,725	6,633,647

Change in net assets resulting from operations	53,409,547	18,703,703	117,175,053	35,948,107

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,870,414)	(4,594,228)	(7,174,070)	(7,045,978)
Class C
From net investment income	(155,380)	(182,912)	(236,049)	(232,670)
Class R2
From net investment income	(621,051)	(439,891)	(1,239,370)	(734,403)
Institutional Class
From net investment income	(6,458,145)	(7,612,549)	(12,294,057)	(12,331,131)
Select Class
From net investment income	(3,134,518)	(4,517,608)	(7,433,730)	(11,280,286)

Total distributions to shareholders	(14,239,508)	(17,347,188)	(28,377,276)	(31,624,468)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	174,705,255	293,985,323	234,562,066	576,862,837

NET ASSETS:
Change in net assets	213,875,294	295,341,838	323,359,843	581,186,476
Beginning of period	800,426,144	505,084,306	1,605,534,481	1,024,348,005

End of period	$1,014,301,438	$800,426,144	$1,928,894,324	$1,605,534,481

Accumulated undistributed (distributed in excess of) net investment income	$438,389	$1,392,069	$729,319	$2,885,145

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,979,862	$14,776,153	$22,236,339	$24,938,761
Net realized gain (loss)	4,613,493	(6,582,017)	9,394,570	(14,377,889)
Distributions of capital gains received from investment company affiliates	8,777,960	2,362,725	12,562,332	4,436,812
Change in net unrealized appreciation/depreciation	47,272,838	5,886,035	76,607,438	(8,108,170)

Change in net assets resulting from operations	75,644,153	16,442,896	120,800,679	6,889,514

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,405,825)	(4,870,566)	(6,601,948)	(5,270,467)
From net realized gains	(312,478)	(783,881)	—	—
Class C
From net investment income	(148,641)	(98,450)	(217,592)	(156,379)
From net realized gains	(10,804)	(23,140)	—	—
Class R2
From net investment income	(915,063)	(488,596)	(1,025,075)	(455,435)
From net realized gains	(59,334)	(69,966)	—	—
Institutional Class
From net investment income	(5,692,299)	(4,171,844)	(10,655,735)	(8,850,144)
From net realized gains	(309,040)	(576,952)	—	—
Select Class
From net investment income	(4,002,376)	(3,893,404)	(6,161,025)	(8,075,475)
From net realized gains	(226,275)	(590,307)	—	—

Total distributions to shareholders	(17,082,135)	(15,567,106)	(24,661,375)	(22,807,900)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	257,015,232	457,181,596	168,625,353	508,757,132

NET ASSETS:
Change in net assets	315,577,250	458,057,386	264,764,657	492,838,746
Beginning of period	858,868,116	400,810,730	1,402,294,485	909,455,739

End of period	$1,174,445,366	$858,868,116	$1,667,059,142	$1,402,294,485

Accumulated undistributed (distributed in excess of) net investment income	$471,836	$1,656,178	$661,683	$3,086,719

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,642,159	$8,188,721	$15,181,846	$16,106,584
Net realized gain (loss)	5,052,406	(5,341,334)	4,233,549	(9,353,150)
Distributions of capital gains received from investment company affiliates	6,547,899	1,535,461	9,916,942	3,139,523
Change in net unrealized appreciation/depreciation	35,452,463	542,216	60,663,962	(10,599,102)

Change in net assets resulting from operations	56,694,927	4,925,064	89,996,299	(706,145)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,700,877)	(2,672,270)	(4,680,049)	(3,227,476)
From net realized gains	(425,713)	(470,214)	—	—
Class C
From net investment income	(97,733)	(59,695)	(149,768)	(85,448)
From net realized gains	(14,017)	(16,021)	—	—
Class R2
From net investment income	(586,513)	(232,297)	(717,668)	(252,339)
From net realized gains	(74,676)	(36,511)	—	—
Institutional Class
From net investment income	(3,479,961)	(2,194,736)	(7,711,372)	(5,959,923)
From net realized gains	(376,361)	(333,913)	—	—
Select Class
From net investment income	(2,733,283)	(2,292,441)	(3,939,794)	(4,719,703)
From net realized gains	(304,721)	(389,096)	—	—

Total distributions to shareholders	(11,793,855)	(8,697,194)	(17,198,651)	(14,244,889)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	171,280,479	307,581,099	99,392,692	341,834,068

NET ASSETS:
Change in net assets	216,181,551	303,808,969	172,190,340	326,883,034
Beginning of period	563,351,387	259,542,418	981,794,100	654,911,066

End of period	$779,532,938	$563,351,387	$1,153,984,440	$981,794,100

Accumulated undistributed (distributed in excess of) net investment income	$266,285	$1,222,493	$376,193	$2,392,998

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,697,501	$3,682,476	$4,306,378	$3,501,787
Net realized gain (loss)	2,324,053	(2,447,467)	1,359,199	(1,800,579)
Distributions of capital gains received from investment company affiliates	3,342,859	717,224	2,906,736	666,277
Change in net unrealized appreciation/depreciation	17,444,129	612,694	16,393,928	(580,170)

Change in net assets resulting from operations	27,808,542	2,564,927	24,966,241	1,787,315

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,854,986)	(1,187,453)	(1,378,975)	(835,338)
From net realized gains	(201,557)	(181,920)	(138,728)	(175,876)
Class C
From net investment income	(45,752)	(25,023)	(61,848)	(25,814)
From net realized gains	(6,323)	(6,080)	(7,733)	(8,566)
Class R2
From net investment income	(343,519)	(113,577)	(303,743)	(116,685)
From net realized gains	(41,769)	(15,172)	(32,918)	(23,734)
Institutional Class
From net investment income	(1,791,253)	(1,091,807)	(1,855,076)	(1,120,975)
From net realized gains	(182,786)	(144,136)	(172,871)	(203,686)
Select Class
From net investment income	(1,141,730)	(851,199)	(1,144,928)	(1,021,261)
From net realized gains	(122,621)	(124,284)	(102,698)	(209,582)

Total distributions to shareholders	(5,732,296)	(3,740,651)	(5,199,518)	(3,741,517)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	90,890,315	149,114,401	72,546,507	131,165,739

NET ASSETS:
Change in net assets	112,966,561	147,938,677	92,313,230	129,211,537
Beginning of period	263,147,148	115,208,471	248,884,780	119,673,243

End of period	$376,113,709	$263,147,148	$341,198,010	$248,884,780

Accumulated undistributed (distributed in excess of) net investment income	$115,805	$595,544	$115,717	$553,909

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	SmartRetirement 2055 Fund
	Six Months Ended 12/31/2012 (Unaudited)	Period Ended 6/30/2012 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$49,824	$7,209
Net realized gain (loss)	(10,387)	(5,450)
Distributions of capital gains received from investment company affiliates	47,079	—
Change in net unrealized appreciation/depreciation	138,970	28,349

Change in net assets resulting from operations	225,486	30,108

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(18,112)	(1,013)
From net realized gains	(1,065)	—
Class C
From net investment income	(521)	(66)
From net realized gains	(36)	—
Class R2
From net investment income	(3,710)	(189)
From net realized gains	(228)	—
Institutional Class
From net investment income	(10,878)	(290)
From net realized gains	(556)	—
Select Class
From net investment income	(18,105)	(3,712)
From net realized gains	(891)	—

Total distributions to shareholders	(54,102)	(5,270)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,109,685	1,454,260

NET ASSETS:
Change in net assets	3,281,069	1,479,098
Beginning of period	1,479,098	—

End of period	$4,760,167	$1,479,098

Accumulated undistributed (distributed in excess of) net investment income	$582	$2,084

(a)	Commencement of operations was January 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,239,765	$86,370,799	$47,934,798	$76,089,386
Dividends and distributions reinvested	1,936,233	2,452,374	1,740,151	2,164,027
Cost of shares redeemed	(20,774,533)	(37,264,400)	(20,930,509)	(38,216,716)

Change in net assets resulting from Class A capital transactions	$31,401,465	$51,558,773	$28,744,440	$40,036,697

Class C
Proceeds from shares issued	$868,824	$2,808,763	$2,024,009	$4,259,939
Dividends and distributions reinvested	43,892	61,954	69,197	91,851
Cost of shares redeemed	(450,335)	(1,661,692)	(1,017,897)	(1,308,954)

Change in net assets resulting from Class C capital transactions	$462,381	$1,209,025	$1,075,309	$3,042,836

Class R2
Proceeds from shares issued	$13,733,721	$18,354,501	$5,225,970	$12,512,605
Dividends and distributions reinvested	262,805	167,578	167,992	152,371
Cost of shares redeemed	(4,363,130)	(4,639,419)	(5,356,698)	(3,250,034)

Change in net assets resulting from Class R2 capital transactions	$9,633,396	$13,882,660	$37,264	$9,414,942

Institutional Class
Proceeds from shares issued	$88,084,349	$126,468,903	$34,456,871	$56,167,120
Dividends and distributions reinvested	4,473,966	6,053,867	1,694,356	2,391,367
Cost of shares redeemed	(26,982,793)	(47,428,409)	(17,836,037)	(41,102,184)

Change in net assets resulting from Institutional Class capital transactions	$65,575,522	$85,094,361	$18,315,190	$17,456,303

Select Class
Proceeds from shares issued	$34,609,735	$48,577,835	$30,449,661	$57,608,782
Dividends and distributions reinvested	1,132,881	1,673,200	1,732,818	3,969,021
Cost of shares redeemed	(18,048,466)	(23,237,052)	(83,288,010)	(53,480,803)

Change in net assets resulting from Select Class capital transactions	$17,694,150	$27,013,983	$(51,105,531)	$8,097,000

Total change in net assets resulting from capital transactions	$124,766,914	$178,758,802	$(2,933,328)	$78,047,778

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	3,105,887	5,543,329	3,051,435	5,023,879
Reinvested	118,685	158,758	109,967	144,593
Redeemed	(1,284,113)	(2,390,223)	(1,332,401)	(2,527,225)

Change in Class A Shares	1,940,459	3,311,864	1,829,001	2,641,247

Class C
Issued	53,898	180,195	128,957	282,511
Reinvested	2,698	4,028	4,391	6,166
Redeemed	(27,775)	(107,426)	(65,069)	(87,042)

Change in Class C Shares	28,821	76,797	68,279	201,635

Class R2
Issued	851,346	1,162,767	333,894	821,939
Reinvested	16,125	10,713	10,631	10,089
Redeemed	(269,132)	(294,633)	(340,802)	(214,170)

Change in Class R2 Shares	598,339	878,847	3,723	617,858

Institutional Class
Issued	5,409,486	8,111,082	2,202,112	3,710,577
Reinvested	273,579	391,026	106,887	159,725
Redeemed	(1,658,283)	(3,052,197)	(1,130,858)	(2,719,915)

Change in Institutional Class Shares	4,024,782	5,449,911	1,178,141	1,150,387

Select Class
Issued	2,132,740	3,121,167	1,933,245	3,811,348
Reinvested	69,337	108,143	109,543	265,911
Redeemed	(1,123,972)	(1,493,591)	(5,349,980)	(3,542,730)

Change in Select Class Shares	1,078,105	1,735,719	(3,307,192)	534,529

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$90,057,953	$139,397,048	$151,144,575	$261,338,581
Dividends and distributions reinvested	3,629,149	4,293,910	6,695,823	6,636,962
Cost of shares redeemed	(43,708,994)	(58,691,853)	(63,633,106)	(86,448,399)

Change in net assets resulting from Class A capital transactions	$49,978,108	$84,999,105	$94,207,292	$181,527,144

Class C
Proceeds from shares issued	$3,300,099	$6,229,921	$4,845,367	$9,259,740
Dividends and distributions reinvested	99,188	110,149	132,906	125,986
Cost of shares redeemed	(1,251,344)	(2,823,691)	(2,351,778)	(4,577,514)

Change in net assets resulting from Class C capital transactions	$2,147,943	$3,516,379	$2,626,495	$4,808,212

Class R2
Proceeds from shares issued	$20,324,906	$33,700,874	$36,268,246	$63,390,004
Dividends and distributions reinvested	559,885	398,416	1,135,300	656,077
Cost of shares redeemed	(10,522,070)	(6,722,465)	(18,644,138)	(9,109,018)

Change in net assets resulting from Class R2 capital transactions	$10,362,721	$27,376,825	$18,759,408	$54,937,063

Institutional Class
Proceeds from shares issued	$124,645,286	$200,693,403	$248,364,692	$338,096,895
Dividends and distributions reinvested	6,393,243	7,553,102	12,084,333	12,205,145
Cost of shares redeemed	(39,177,303)	(84,048,624)	(56,834,351)	(121,465,031)

Change in net assets resulting from Institutional Class capital transactions	$91,861,226	$124,197,881	$203,614,674	$228,837,009

Select Class
Proceeds from shares issued	$49,112,781	$101,045,885	$137,860,096	$209,792,715
Dividends and distributions reinvested	3,023,416	4,373,720	7,370,934	11,184,562
Cost of shares redeemed	(31,780,940)	(51,524,472)	(229,876,833)	(114,223,868)

Change in net assets resulting from Select Class capital transactions	$20,355,257	$53,895,133	$(84,645,803)	$106,753,409

Total change in net assets resulting from capital transactions	$174,705,255	$293,985,323	$234,562,066	$576,862,837

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	5,671,911	9,226,328	9,488,297	17,381,922
Reinvested	226,461	288,126	414,332	446,693
Redeemed	(2,764,206)	(3,883,002)	(4,004,857)	(5,774,548)

Change in Class A Shares	3,134,166	5,631,452	5,897,772	12,054,067

Class C
Issued	209,694	411,637	304,474	616,300
Reinvested	6,223	7,431	8,243	8,526
Redeemed	(79,535)	(191,353)	(147,642)	(310,340)

Change in Class C Shares	136,382	227,715	165,075	314,486

Class R2
Issued	1,288,778	2,212,505	2,290,493	4,173,279
Reinvested	35,010	26,419	70,351	43,443
Redeemed	(659,233)	(439,617)	(1,160,718)	(599,805)

Change in Class R2 Shares	664,555	1,799,307	1,200,126	3,616,917

Institutional Class
Issued	7,838,538	13,173,068	15,531,414	22,335,852
Reinvested	398,241	505,691	745,592	818,873
Redeemed	(2,463,921)	(5,547,407)	(3,544,505)	(8,053,762)

Change in Institutional Class Shares	5,772,858	8,131,352	12,732,501	15,100,963

Select Class
Issued	3,095,267	6,714,172	8,636,530	13,974,821
Reinvested	188,438	293,467	455,466	753,444
Redeemed	(2,013,015)	(3,418,132)	(14,610,841)	(7,609,100)

Change in Select Class Shares	1,270,690	3,589,507	(5,518,845)	7,119,165

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$116,341,623	$192,988,209	$139,843,991	$234,448,211
Dividends and distributions reinvested	5,416,497	5,431,057	6,162,863	4,966,110
Cost of shares redeemed	(49,016,259)	(60,499,488)	(55,544,499)	(83,347,880)

Change in net assets resulting from Class A capital transactions	$72,741,861	$137,919,778	$90,462,355	$156,066,441

Class C
Proceeds from shares issued	$5,352,076	$5,441,170	$5,212,506	$8,394,805
Dividends and distributions reinvested	83,721	50,090	100,011	67,269
Cost of shares redeemed	(1,546,438)	(1,714,339)	(2,223,710)	(3,467,612)

Change in net assets resulting from Class C capital transactions	$3,889,359	$3,776,921	$3,088,807	$4,994,462

Class R2
Proceeds from shares issued	$29,121,199	$41,966,147	$32,511,944	$48,875,953
Dividends and distributions reinvested	920,439	517,941	907,739	396,673
Cost of shares redeemed	(13,379,342)	(5,685,931)	(13,143,139)	(6,921,490)

Change in net assets resulting from Class R2 capital transactions	$16,662,296	$36,798,157	$20,276,544	$42,351,136

Institutional Class
Proceeds from shares issued	$154,921,425	$210,548,467	$187,737,122	$267,422,094
Dividends and distributions reinvested	5,857,956	4,601,660	10,337,361	8,695,807
Cost of shares redeemed	(33,897,139)	(43,952,550)	(41,421,500)	(73,703,556)

Change in net assets resulting from Institutional Class capital transactions	$126,882,242	$171,197,577	$156,652,983	$202,414,345

Select Class
Proceeds from shares issued	$64,723,963	$137,699,894	$96,960,449	$179,534,230
Dividends and distributions reinvested	4,109,952	4,443,755	6,118,682	8,046,896
Cost of shares redeemed	(31,994,441)	(34,654,486)	(204,934,467)	(84,650,378)

Change in net assets resulting from Select Class capital transactions	$36,839,474	$107,489,163	$(101,855,336)	$102,930,748

Total change in net assets resulting from capital transactions	$257,015,232	$457,181,596	$168,625,353	$508,757,132

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	7,727,596	13,655,138	8,944,669	15,967,386
Reinvested	353,877	391,113	385,963	345,437
Redeemed	(3,269,604)	(4,265,403)	(3,562,829)	(5,705,213)

Change in Class A Shares	4,811,869	9,780,848	5,767,803	10,607,610

Class C
Issued	355,972	385,142	335,401	576,214
Reinvested	5,476	3,617	6,293	4,723
Redeemed	(102,803)	(120,917)	(143,710)	(240,313)

Change in Class C Shares	258,645	267,842	197,984	340,624

Class R2
Issued	1,957,006	2,935,938	2,094,359	3,299,814
Reinvested	60,244	36,915	56,901	27,267
Redeemed	(881,235)	(398,375)	(831,729)	(467,620)

Change in Class R2 Shares	1,136,015	2,574,478	1,319,531	2,859,461

Institutional Class
Issued	10,246,075	14,684,857	11,957,003	18,060,185
Reinvested	381,760	329,052	645,138	602,685
Redeemed	(2,237,091)	(3,114,365)	(2,630,823)	(5,035,453)

Change in Institutional Class Shares	8,390,744	11,899,544	9,971,318	13,627,417

Select Class
Issued	4,309,966	9,773,589	6,192,063	12,272,421
Reinvested	268,046	319,139	383,041	560,438
Redeemed	(2,139,038)	(2,456,766)	(13,357,361)	(5,798,606)

Change in Select Class Shares	2,438,974	7,635,962	(6,782,257)	7,034,253

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$87,834,264	$140,620,728	$103,413,594	$164,217,035
Dividends and distributions reinvested	3,934,590	3,032,812	4,367,699	3,024,619
Cost of shares redeemed	(35,481,176)	(41,483,432)	(37,563,388)	(66,074,847)

Change in net assets resulting from Class A capital transactions	$56,287,678	$102,170,108	$70,217,905	$101,166,807

Class C
Proceeds from shares issued	$2,090,058	$4,312,422	$3,581,922	$6,741,750
Dividends and distributions reinvested	61,656	44,277	54,646	28,506
Cost of shares redeemed	(1,187,687)	(1,112,310)	(1,455,384)	(3,397,548)

Change in net assets resulting from Class C capital transactions	$964,027	$3,244,389	$2,181,184	$3,372,708

Class R2
Proceeds from shares issued	$16,910,903	$32,692,461	$19,598,987	$35,032,473
Dividends and distributions reinvested	610,264	218,412	631,764	217,686
Cost of shares redeemed	(10,702,521)	(5,247,146)	(10,166,415)	(4,536,478)

Change in net assets resulting from Class R2 capital transactions	$6,818,646	$27,663,727	$10,064,336	$30,713,681

Institutional Class
Proceeds from shares issued	$92,668,791	$125,562,172	$127,052,556	$175,526,019
Dividends and distributions reinvested	3,655,225	2,381,809	7,426,255	5,836,288
Cost of shares redeemed	(19,281,115)	(23,662,916)	(33,795,159)	(54,578,690)

Change in net assets resulting from Institutional Class capital transactions	$77,042,901	$104,281,065	$100,683,652	$126,783,617

Select Class
Proceeds from shares issued	$45,546,647	$91,072,871	$69,646,345	$126,468,807
Dividends and distributions reinvested	2,993,230	2,672,546	3,887,717	4,699,599
Cost of shares redeemed	(18,372,650)	(23,523,607)	(157,288,447)	(51,371,151)

Change in net assets resulting from Select Class capital transactions	$30,167,227	$70,221,810	$(83,754,385)	$79,797,255

Total change in net assets resulting from capital transactions	$171,280,479	$307,581,099	$99,392,692	$341,834,068

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	5,932,288	10,158,345	6,643,088	11,253,400
Reinvested	260,216	225,486	273,703	212,004
Redeemed	(2,416,253)	(3,024,711)	(2,415,979)	(4,569,116)

Change in Class A Shares	3,776,251	7,359,120	4,500,812	6,896,288

Class C
Issued	142,146	310,001	231,159	464,357
Reinvested	4,092	3,325	3,447	2,031
Redeemed	(80,755)	(81,891)	(94,106)	(235,210)

Change in Class C Shares	65,483	231,435	140,500	231,178

Class R2
Issued	1,156,280	2,334,704	1,269,023	2,367,916
Reinvested	40,401	15,958	39,672	15,011
Redeemed	(712,666)	(376,330)	(642,161)	(304,921)

Change in Class R2 Shares	484,015	1,974,332	666,534	2,078,006

Institutional Class
Issued	6,222,144	8,950,216	8,144,533	11,928,998
Reinvested	240,779	175,679	463,661	407,428
Redeemed	(1,290,253)	(1,713,982)	(2,155,265)	(3,748,745)

Change in Institutional Class Shares	5,172,670	7,411,913	6,452,929	8,587,681

Select Class
Issued	3,074,146	6,620,378	4,468,035	8,694,672
Reinvested	197,218	198,150	243,636	329,612
Redeemed	(1,255,335)	(1,716,894)	(10,309,736)	(3,521,819)

Change in Select Class Shares	2,016,029	5,101,634	(5,598,065)	5,502,465

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$48,317,512	$67,232,289	$37,695,738	$51,489,743
Dividends and distributions reinvested	1,996,937	1,334,128	1,441,178	964,312
Cost of shares redeemed	(18,281,285)	(15,968,162)	(10,449,041)	(16,280,043)

Change in net assets resulting from Class A capital transactions	$32,033,164	$52,598,255	$28,687,875	$36,174,012

Class C
Proceeds from shares issued	$1,444,299	$2,070,377	$2,047,868	$2,681,812
Dividends and distributions reinvested	24,210	12,300	36,738	19,585
Cost of shares redeemed	(603,944)	(622,772)	(417,019)	(725,592)

Change in net assets resulting from Class C capital transactions	$864,565	$1,459,905	$1,667,587	$1,975,805

Class R2
Proceeds from shares issued	$10,115,770	$18,064,532	$9,652,637	$15,487,089
Dividends and distributions reinvested	359,565	113,160	299,372	130,436
Cost of shares redeemed	(6,186,060)	(2,281,928)	(6,354,348)	(2,213,935)

Change in net assets resulting from Class R2 capital transactions	$4,289,275	$15,895,764	$3,597,661	$13,403,590

Institutional Class
Proceeds from shares issued	$50,412,576	$58,718,906	$52,726,734	$56,632,759
Dividends and distributions reinvested	1,862,465	1,145,604	1,928,159	1,247,225
Cost of shares redeemed	(12,009,995)	(11,564,576)	(13,181,733)	(12,272,922)

Change in net assets resulting from Institutional Class capital transactions	$40,265,046	$48,299,934	$41,473,160	$45,607,062

Select Class
Proceeds from shares issued	$24,085,372	$40,660,221	$28,598,781	$45,984,919
Dividends and distributions reinvested	1,226,196	964,477	1,221,911	1,220,752
Cost of shares redeemed	(11,873,303)	(10,764,155)	(32,700,468)	(13,200,401)

Change in net assets resulting from Select Class capital transactions	$13,438,265	$30,860,543	$(2,879,776)	$34,005,270

Total change in net assets resulting from capital transactions	$90,890,315	$149,114,401	$72,546,507	$131,165,739

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	3,258,250	4,852,656	2,541,382	3,692,373
Reinvested	131,389	98,692	94,860	71,365
Redeemed	(1,238,790)	(1,152,415)	(705,346)	(1,181,694)

Change in Class A Shares	2,150,849	3,798,933	1,930,896	2,582,044

Class C
Issued	97,198	148,790	138,916	193,341
Reinvested	1,594	919	2,423	1,466
Redeemed	(41,362)	(46,040)	(28,109)	(52,663)

Change in Class C Shares	57,430	103,669	113,230	142,144

Class R2
Issued	686,729	1,277,254	654,870	1,106,855
Reinvested	23,671	8,221	19,728	9,567
Redeemed	(408,730)	(160,646)	(422,033)	(161,497)

Change in Class R2 Shares	301,670	1,124,829	252,565	954,925

Institutional Class
Issued	3,379,219	4,193,245	3,530,075	4,061,143
Reinvested	122,143	84,319	126,476	91,791
Redeemed	(799,859)	(831,451)	(880,825)	(879,875)

Change in Institutional Class Shares	2,701,503	3,446,113	2,775,726	3,273,059

Select Class
Issued	1,621,662	2,907,585	1,930,129	3,292,592
Reinvested	80,466	71,244	80,325	90,189
Redeemed	(806,787)	(775,694)	(2,245,924)	(954,412)

Change in Select Class Shares	895,341	2,203,135	(235,470)	2,428,369

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2055 Fund
	Six Months Ended 12/31/2012 (Unaudited)	Period Ended 6/30/2012 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,439,843	$459,699
Dividends and distributions reinvested	17,761	993
Cost of shares redeemed	(257,002)	(69,625)

Change in net assets resulting from Class A capital transactions	$1,200,602	$391,067

Class C
Proceeds from shares issued	$239	$51,072
Dividends and distributions reinvested	557	66
Cost of shares redeemed	(1)	—

Change in net assets resulting from Class C capital transactions	$795	$51,138

Class R2
Proceeds from shares issued	$285,355	$71,792
Dividends and distributions reinvested	3,887	189
Cost of shares redeemed	(2,534)	(1)

Change in net assets resulting from Class R2 capital transactions	$286,708	$71,980

Institutional Class
Proceeds from shares issued	$1,515,939	$70,022
Dividends and distributions reinvested	11,434	290
Cost of shares redeemed	(471,912)	—

Change in net assets resulting from Institutional Class capital transactions	$1,055,461	$70,312

Select Class
Proceeds from shares issued	$585,650	$968,601
Dividends and distributions reinvested	18,996	3,712
Cost of shares redeemed	(38,527)	(102,550)

Change in net assets resulting from Select Class capital transactions	$566,119	$869,763

Total change in net assets resulting from capital transactions	$3,109,685	$1,454,260

(a)	Commencement of operations was January 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	SmartRetirement 2055 Fund
	Six Months Ended 12/31/2012 (Unaudited)	Period Ended 6/30/2012 (a)
SHARE TRANSACTIONS:
Class A
Issued	89,812	30,817
Reinvested	1,085	65
Redeemed	(15,965)	(4,626)

Change in Class A Shares	74,932	26,256

Class C
Issued	14	3,404
Reinvested	34	4
Redeemed	— (b)	—

Change in Class C Shares	48	3,408

Class R2
Issued	17,972	4,795
Reinvested	237	12
Redeemed	(157)	—

Change in Class R2 Shares	18,052	4,807

Institutional Class
Issued	93,748	4,696
Reinvested	698	19
Redeemed	(29,587)	—

Change in Institutional Class Shares	64,859	4,715

Select Class
Issued	36,346	64,414
Reinvested	1,161	238
Redeemed	(2,398)	(6,805)

Change in Select Class Shares	35,109	57,847

(a)	Commencement of operations was January 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Income Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$15.79	$0.22	(h)	$0.58	$0.80	$(0.22)	$—	$(0.22)
Year Ended June 30, 2012	15.82	0.43	(h)	(0.06)	0.37	(0.40)	—	(0.40)
Year Ended June 30, 2011	14.26	0.43		1.57	2.00	(0.44)	—	(0.44)
Year Ended June 30, 2010	12.96	0.46	(h)	1.28	1.74	(0.44)	—	(0.44)
Year Ended June 30, 2009	14.75	0.47	(h)	(1.56)	(1.09)	(0.47)	(0.23)	(0.70)
Year Ended June 30, 2008	15.98	0.59	(h)	(1.09)	(0.50)	(0.72)	(0.01)	(0.73)

Class C
Six Months Ended December 31, 2012 (Unaudited)	15.75	0.16	(h)	0.59	0.75	(0.17)	—	(0.17)
Year Ended June 30, 2012	15.78	0.32	(h)	(0.05)	0.27	(0.30)	—	(0.30)
Year Ended June 30, 2011	14.24	0.34		1.54	1.88	(0.34)	—	(0.34)
Year Ended June 30, 2010	12.95	0.38	(h)	1.27	1.65	(0.36)	—	(0.36)
Year Ended June 30, 2009	14.75	0.43	(h)	(1.59)	(1.16)	(0.41)	(0.23)	(0.64)
Year Ended June 30, 2008	15.98	0.52	(h)	(1.09)	(0.57)	(0.65)	(0.01)	(0.66)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	15.77	0.22	(h)	0.57	0.79	(0.21)	—	(0.21)
Year Ended June 30, 2012	15.81	0.40	(h)	(0.07)	0.33	(0.37)	—	(0.37)
Year Ended June 30, 2011	14.25	0.40		1.56	1.96	(0.40)	—	(0.40)
Year Ended June 30, 2010	12.95	0.40	(h)	1.31	1.71	(0.41)	—	(0.41)
November 3, 2008 (i) through June 30, 2009	12.49	0.30	(h)	0.73	1.03	(0.34)	(0.23)	(0.57)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	15.83	0.24	(h)	0.58	0.82	(0.24)	—	(0.24)
Year Ended June 30, 2012	15.85	0.46	(h)	(0.04)	0.42	(0.44)	—	(0.44)
Year Ended June 30, 2011	14.29	0.47		1.56	2.03	(0.47)	—	(0.47)
Year Ended June 30, 2010	12.98	0.49	(h)	1.29	1.78	(0.47)	—	(0.47)
Year Ended June 30, 2009	14.77	0.54	(h)	(1.58)	(1.04)	(0.52)	(0.23)	(0.75)
Year Ended June 30, 2008	15.99	0.65	(h)	(1.09)	(0.44)	(0.77)	(0.01)	(0.78)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	15.81	0.23	(h)	0.58	0.81	(0.23)	—	(0.23)
Year Ended June 30, 2012	15.83	0.44	(h)	(0.05)	0.39	(0.41)	—	(0.41)
Year Ended June 30, 2011	14.27	0.43		1.58	2.01	(0.45)	—	(0.45)
Year Ended June 30, 2010	12.96	0.47	(h)	1.29	1.76	(0.45)	—	(0.45)
Year Ended June 30, 2009	14.76	0.51	(h)	(1.58)	(1.07)	(0.50)	(0.23)	(0.73)
Year Ended June 30, 2008	15.98	0.61	(h)	(1.07)	(0.46)	(0.75)	(0.01)	(0.76)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$16.37	5.08%	$157,605,187	0.27%	2.66%	0.57%	7%
15.79	2.44	121,365,820	0.27	2.75	0.58	10
15.82	14.07	69,177,162	0.27	2.92	0.56	30
14.26	13.42	21,538,282	0.28	3.21	0.57	10
12.96	(7.13)	4,909,801	0.42	3.68	0.62	63
14.75	(3.27)	1,857,549	0.42	3.82	0.56	38

16.33	4.77	5,333,389	0.92	1.96	1.07	7
15.75	1.79	4,691,066	0.92	2.08	1.08	10
15.78	13.27	3,487,584	0.92	2.24	1.06	30
14.24	12.78	1,635,104	0.92	2.67	1.07	10
12.95	(7.64)	417,502	0.92	3.32	1.11	63
14.75	(3.75)	314,820	0.92	3.38	1.06	38

16.35	4.99	25,441,835	0.52	2.66	0.82	7
15.77	2.18	15,109,569	0.52	2.57	0.84	10
15.81	13.81	1,250,861	0.52	2.65	0.82	30
14.25	13.19	356,749	0.53	2.80	0.82	10
12.95	8.61	54,325	0.67	3.71	0.89	63

16.41	5.20	335,689,868	0.02	2.90	0.17	7
15.83	2.74	260,033,867	0.02	2.96	0.18	10
15.85	14.29	174,000,764	0.02	3.03	0.15	30
14.29	13.75	129,330,515	0.02	3.44	0.17	10
12.98	(6.77)	88,820,528	0.02	4.17	0.22	63
14.77	(2.88)	87,311,189	0.02	4.13	0.15	38

16.39	5.13	95,840,290	0.17	2.85	0.32	7
15.81	2.58	75,389,029	0.17	2.81	0.33	10
15.83	14.14	48,015,171	0.17	2.87	0.31	30
14.27	13.62	26,081,457	0.17	3.27	0.32	10
12.96	(6.99)	11,569,388	0.17	4.01	0.37	63
14.76	(3.02)	10,103,722	0.17	3.93	0.31	38

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2010 Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$15.33	$0.21	(h)	$0.56	$0.77	$(0.22)	$—	$(0.22)
Year Ended June 30, 2012	15.34	0.41	(h)	(0.03)	0.38	(0.39)	—	(0.39)
Year Ended June 30, 2011	13.73	0.43	(h)	1.59	2.02	(0.41)	—	(0.41)
Year Ended June 30, 2010	12.36	0.44	(h)	1.38	1.82	(0.45)	—	(0.45)
Year Ended June 30, 2009	14.67	0.46	(h)	(2.06)	(1.60)	(0.42)	(0.29)	(0.71)
Year Ended June 30, 2008	16.22	0.55		(1.33)	(0.78)	(0.67)	(0.10)	(0.77)

Class C
Six Months Ended December 31, 2012 (Unaudited)	15.26	0.16	(h)	0.56	0.72	(0.17)	—	(0.17)
Year Ended June 30, 2012	15.29	0.31	(h)	(0.04)	0.27	(0.30)	—	(0.30)
Year Ended June 30, 2011	13.70	0.34	(h)	1.57	1.91	(0.32)	—	(0.32)
Year Ended June 30, 2010	12.35	0.37	(h)	1.35	1.72	(0.37)	—	(0.37)
Year Ended June 30, 2009	14.65	0.41	(h)	(2.05)	(1.64)	(0.37)	(0.29)	(0.66)
Year Ended June 30, 2008	16.21	0.49		(1.34)	(0.85)	(0.61)	(0.10)	(0.71)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	15.30	0.19	(h)	0.57	0.76	(0.20)	—	(0.20)
Year Ended June 30, 2012	15.33	0.38	(h)	(0.05)	0.33	(0.36)	—	(0.36)
Year Ended June 30, 2011	13.73	0.40	(h)	1.58	1.98	(0.38)	—	(0.38)
Year Ended June 30, 2010	12.36	0.41	(h)	1.37	1.78	(0.41)	—	(0.41)
November 3, 2008 (i) through June 30, 2009	12.03	0.28	(h)	0.65	0.93	(0.31)	(0.29)	(0.60)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	15.35	0.23	(h)	0.57	0.80	(0.24)	—	(0.24)
Year Ended June 30, 2012	15.37	0.44	(h)	(0.03)	0.41	(0.43)	—	(0.43)
Year Ended June 30, 2011	13.75	0.45	(h)	1.61	2.06	(0.44)	—	(0.44)
Year Ended June 30, 2010	12.37	0.47	(h)	1.39	1.86	(0.48)	—	(0.48)
Year Ended June 30, 2009	14.67	0.50	(h)	(2.04)	(1.54)	(0.47)	(0.29)	(0.76)
Year Ended June 30, 2008	16.23	0.59		(1.31)	(0.72)	(0.74)	(0.10)	(0.84)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	15.33	0.19	(h)	0.60	0.79	(0.23)	—	(0.23)
Year Ended June 30, 2012	15.35	0.42	(h)	(0.03)	0.39	(0.41)	—	(0.41)
Year Ended June 30, 2011	13.73	0.45	(h)	1.59	2.04	(0.42)	—	(0.42)
Year Ended June 30, 2010	12.36	0.45	(h)	1.38	1.83	(0.46)	—	(0.46)
Year Ended June 30, 2009	14.66	0.48	(h)	(2.04)	(1.56)	(0.45)	(0.29)	(0.74)
Year Ended June 30, 2008	16.22	0.58		(1.32)	(0.74)	(0.72)	(0.10)	(0.82)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$15.88	5.05%	$141,560,120	0.28%	2.65%	0.57%	18%
15.33	2.60	108,583,012	0.28	2.72	0.60	11
15.34	14.77	68,190,824	0.28	2.87	0.58	21
13.73	14.72	29,031,296	0.29	3.19	0.60	16
12.36	(10.62)	8,850,447	0.43	3.74	0.67	63
14.67	(5.01)	4,806,121	0.43	3.37	0.62	31

15.81	4.75	8,835,627	0.93	2.00	1.07	18
15.26	1.85	7,486,582	0.93	2.08	1.10	11
15.29	14.02	4,416,878	0.93	2.29	1.08	21
13.70	13.97	1,435,180	0.93	2.70	1.10	16
12.35	(10.95)	424,193	0.93	3.38	1.17	63
14.65	(5.49)	193,881	0.93	3.67	1.15	31

15.86	5.00	12,955,502	0.53	2.40	0.82	18
15.30	2.26	12,446,591	0.53	2.51	0.85	11
15.33	14.46	2,996,194	0.53	2.64	0.83	21
13.73	14.45	564,286	0.55	2.96	0.85	16
12.36	8.13	222,462	0.68	3.71	0.97	63

15.91	5.23	115,956,752	0.03	2.85	0.17	18
15.35	2.78	93,800,678	0.03	2.93	0.20	11
15.37	15.08	76,225,307	0.03	2.97	0.18	21
13.75	15.07	61,770,578	0.03	3.44	0.20	16
12.37	(10.22)	55,444,638	0.03	4.00	0.26	63
14.67	(4.68)	68,515,248	0.03	3.79	0.21	31

15.89	5.15	105,630,124	0.18	2.41	0.32	18
15.33	2.63	152,599,563	0.18	2.81	0.34	11
15.35	14.95	144,572,529	0.18	2.95	0.33	21
13.73	14.83	54,457,560	0.18	3.28	0.35	16
12.36	(10.36)	35,148,290	0.18	3.90	0.41	63
14.66	(4.81)	32,553,579	0.18	3.81	0.39	31

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2015 Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$15.39	$0.23	(h)	$0.71	$0.94	$(0.23)	$—	$(0.23)
Year Ended June 30, 2012	15.48	0.41	(h)	(0.12)	0.29	(0.38)	—	(0.38)
Year Ended June 30, 2011	13.30	0.42	(h)	2.16	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2010	11.81	0.42	(h)	1.48	1.90	(0.41)	—	(0.41)
Year Ended June 30, 2009	14.67	0.40	(h)	(2.57)	(2.17)	(0.36)	(0.33)	(0.69)
Year Ended June 30, 2008	16.56	0.46	(h)	(1.53)	(1.07)	(0.67)	(0.15)	(0.82)

Class C
Six Months Ended December 31, 2012 (Unaudited)	15.30	0.17	(h)	0.72	0.89	(0.18)	—	(0.18)
Year Ended June 30, 2012	15.41	0.30	(h)	(0.12)	0.18	(0.29)	—	(0.29)
Year Ended June 30, 2011	13.25	0.31	(h)	2.16	2.47	(0.31)	—	(0.31)
Year Ended June 30, 2010	11.77	0.33	(h)	1.49	1.82	(0.34)	—	(0.34)
Year Ended June 30, 2009	14.65	0.37	(h)	(2.59)	(2.22)	(0.33)	(0.33)	(0.66)
Year Ended June 30, 2008	16.57	0.42	(h)	(1.58)	(1.16)	(0.61)	(0.15)	(0.76)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	15.36	0.22	(h)	0.69	0.91	(0.21)	—	(0.21)
Year Ended June 30, 2012	15.46	0.38	(h)	(0.13)	0.25	(0.35)	—	(0.35)
Year Ended June 30, 2011	13.29	0.39	(h)	2.15	2.54	(0.37)	—	(0.37)
Year Ended June 30, 2010	11.81	0.39	(h)	1.47	1.86	(0.38)	—	(0.38)
November 3, 2008 (i) through June 30, 2009	11.65	0.25	(h)	0.55	0.80	(0.31)	(0.33)	(0.64)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	15.42	0.25	(h)	0.71	0.96	(0.25)	—	(0.25)
Year Ended June 30, 2012	15.51	0.44	(h)	(0.12)	0.32	(0.41)	—	(0.41)
Year Ended June 30, 2011	13.32	0.44	(h)	2.18	2.62	(0.43)	—	(0.43)
Year Ended June 30, 2010	11.82	0.44	(h)	1.50	1.94	(0.44)	—	(0.44)
Year Ended June 30, 2009	14.68	0.44	(h)	(2.57)	(2.13)	(0.40)	(0.33)	(0.73)
Year Ended June 30, 2008	16.57	0.53	(h)	(1.54)	(1.01)	(0.73)	(0.15)	(0.88)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	15.41	0.23	(h)	0.72	0.95	(0.24)	—	(0.24)
Year Ended June 30, 2012	15.50	0.42	(h)	(0.12)	0.30	(0.39)	—	(0.39)
Year Ended June 30, 2011	13.31	0.42	(h)	2.18	2.60	(0.41)	—	(0.41)
Year Ended June 30, 2010	11.82	0.42	(h)	1.49	1.91	(0.42)	—	(0.42)
Year Ended June 30, 2009	14.67	0.42	(h)	(2.56)	(2.14)	(0.38)	(0.33)	(0.71)
Year Ended June 30, 2008	16.57	0.51	(h)	(1.55)	(1.04)	(0.71)	(0.15)	(0.86)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$16.10	6.13%	$285,308,081	0.28%	2.82%	0.57%	10%
15.39	1.97	224,499,324	0.28	2.69	0.57	16
15.48	19.47	138,715,314	0.28	2.81	0.58	12
13.30	16.05	43,455,874	0.29	3.06	0.60	17
11.81	(14.49)	12,944,757	0.43	3.41	0.65	50
14.67	(6.74)	6,815,997	0.43	2.92	0.65	26

16.01	5.84	14,321,858	0.93	2.17	1.06	10
15.30	1.22	11,606,585	0.93	2.03	1.07	16
15.41	18.69	8,175,672	0.93	2.10	1.08	12
13.25	15.42	3,207,880	0.93	2.47	1.10	17
11.77	(14.89)	923,271	0.93	3.24	1.18	50
14.65	(7.27)	93,340	0.93	2.68	1.14	26

16.06	5.96	45,375,431	0.53	2.73	0.81	10
15.36	1.72	33,178,533	0.53	2.48	0.83	16
15.46	19.21	5,587,838	0.53	2.56	0.83	12
13.29	15.74	532,527	0.55	2.91	0.85	17
11.81	7.26	84,063	0.68	3.49	0.93	50

16.13	6.24	446,073,574	0.03	3.07	0.17	10
15.42	2.21	337,354,170	0.03	2.92	0.17	16
15.51	19.77	213,270,237	0.03	2.93	0.18	12
13.32	16.40	156,672,060	0.03	3.27	0.20	17
11.82	(14.17)	112,187,409	0.03	3.68	0.25	50
14.68	(6.37)	131,614,861	0.03	3.32	0.24	26

16.12	6.17	223,222,494	0.18	2.90	0.32	10
15.41	2.06	193,787,532	0.18	2.77	0.32	16
15.50	19.62	139,335,245	0.18	2.80	0.33	12
13.31	16.15	71,936,084	0.18	3.10	0.35	17
11.82	(14.23)	46,567,156	0.18	3.63	0.41	50
14.67	(6.56)	25,509,941	0.18	3.26	0.41	26

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2020 Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$15.41	$0.23	(h)	$0.85	$1.08	$(0.24)	$—	$(0.24)
Year Ended June 30, 2012	15.54	0.38	(h)	(0.17)	0.21	(0.34)	—	(0.34)
Year Ended June 30, 2011	13.00	0.38	(h)	2.52	2.90	(0.36)	—	(0.36)
Year Ended June 30, 2010	11.44	0.36	(h)	1.58	1.94	(0.38)	—	(0.38)
Year Ended June 30, 2009	14.68	0.34	(h)	(2.90)	(2.56)	(0.30)	(0.38)	(0.68)
Year Ended June 30, 2008	16.86	0.42	(h)	(1.76)	(1.34)	(0.65)	(0.19)	(0.84)

Class C
Six Months Ended December 31, 2012 (Unaudited)	15.37	0.17	(h)	0.86	1.03	(0.19)	—	(0.19)
Year Ended June 30, 2012	15.50	0.27	(h)	(0.15)	0.12	(0.25)	—	(0.25)
Year Ended June 30, 2011	12.99	0.29	(h)	2.49	2.78	(0.27)	—	(0.27)
Year Ended June 30, 2010	11.43	0.29	(h)	1.57	1.86	(0.30)	—	(0.30)
Year Ended June 30, 2009	14.69	0.30	(h)	(2.93)	(2.63)	(0.25)	(0.38)	(0.63)
Year Ended June 30, 2008	16.87	0.32	(h)	(1.74)	(1.42)	(0.57)	(0.19)	(0.76)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	15.39	0.22	(h)	0.83	1.05	(0.22)	—	(0.22)
Year Ended June 30, 2012	15.53	0.34	(h)	(0.17)	0.17	(0.31)	—	(0.31)
Year Ended June 30, 2011	13.00	0.35	(h)	2.51	2.86	(0.33)	—	(0.33)
Year Ended June 30, 2010	11.43	0.34	(h)	1.58	1.92	(0.35)	—	(0.35)
November 3, 2008 (i) through June 30, 2009	11.40	0.21	(h)	0.46	0.67	(0.26)	(0.38)	(0.64)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	15.46	0.26	(h)	0.84	1.10	(0.26)	—	(0.26)
Year Ended June 30, 2012	15.59	0.41	(h)	(0.16)	0.25	(0.38)	—	(0.38)
Year Ended June 30, 2011	13.04	0.41	(h)	2.53	2.94	(0.39)	—	(0.39)
Year Ended June 30, 2010	11.46	0.40	(h)	1.59	1.99	(0.41)	—	(0.41)
Year Ended June 30, 2009	14.70	0.39	(h)	(2.91)	(2.52)	(0.34)	(0.38)	(0.72)
Year Ended June 30, 2008	16.88	0.46	(h)	(1.75)	(1.29)	(0.70)	(0.19)	(0.89)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	15.45	0.22	(h)	0.87	1.09	(0.25)	—	(0.25)
Year Ended June 30, 2012	15.57	0.39	(h)	(0.15)	0.24	(0.36)	—	(0.36)
Year Ended June 30, 2011	13.03	0.40	(h)	2.51	2.91	(0.37)	—	(0.37)
Year Ended June 30, 2010	11.46	0.37	(h)	1.59	1.96	(0.39)	—	(0.39)
Year Ended June 30, 2009	14.70	0.37	(h)	(2.91)	(2.54)	(0.32)	(0.38)	(0.70)
Year Ended June 30, 2008	16.88	0.45	(h)	(1.76)	(1.31)	(0.68)	(0.19)	(0.87)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$16.25	7.02%	$514,123,745	0.28%	2.88%	0.57%	17%
15.41	1.48	396,662,789	0.28	2.50	0.58	12
15.54	22.41	212,703,422	0.28	2.54	0.58	12
13.00	16.91	76,190,736	0.29	2.70	0.59	20
11.44	(17.10)	20,940,575	0.43	3.04	0.66	50
14.68	(8.29)	10,863,168	0.43	2.65	0.68	27

16.21	6.70	20,946,313	0.93	2.18	1.07	17
15.37	0.84	17,329,335	0.93	1.83	1.08	12
15.50	21.51	12,604,090	0.93	1.90	1.09	12
12.99	16.26	3,886,356	0.93	2.16	1.09	20
11.43	(17.54)	1,642,774	0.93	2.64	1.16	50
14.69	(8.73)	434,621	0.93	2.03	1.15	27

16.22	6.84	89,260,349	0.53	2.79	0.82	17
15.39	1.22	66,197,474	0.53	2.22	0.84	12
15.53	22.11	10,648,198	0.53	2.32	0.84	12
13.00	16.72	962,341	0.55	2.58	0.84	20
11.43	6.33	194,006	0.68	3.02	0.95	50

16.30	7.12	835,837,482	0.03	3.17	0.17	17
15.46	1.72	595,699,881	0.03	2.73	0.18	12
15.59	22.69	365,232,969	0.03	2.72	0.18	12
13.04	17.33	227,784,902	0.03	2.99	0.19	20
11.46	(16.76)	182,929,234	0.03	3.36	0.25	50
14.70	(7.95)	200,509,755	0.03	2.85	0.24	27

16.29	7.04	468,726,435	0.18	2.69	0.32	17
15.45	1.63	529,645,002	0.18	2.57	0.33	12
15.57	22.47	423,159,326	0.18	2.64	0.33	12
13.03	17.08	139,647,214	0.18	2.82	0.34	20
11.46	(16.88)	76,988,685	0.18	3.26	0.41	50
14.70	(8.07)	61,176,878	0.18	2.83	0.43	27

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2025 Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$14.50	$0.22	(h)	$0.90	$1.12	$(0.22)	$(0.01)	$(0.23)
Year Ended June 30, 2012	14.81	0.32	(h)	(0.29)	0.03	(0.29)	(0.05)	(0.34)
Year Ended June 30, 2011	12.15	0.33	(h)	2.70	3.03	(0.30)	(0.07)	(0.37)
Year Ended June 30, 2010	10.61	0.30	(h)	1.54	1.84	(0.30)	—	(0.30)
Year Ended June 30, 2009	13.51	0.30	(h)	(2.92)	(2.62)	(0.23)	(0.05)	(0.28)
July 31, 2007 (i) through June 30, 2008	15.00	0.40	(h)	(1.33)	(0.93)	(0.56)	—	(0.56)

Class C
Six Months Ended December 31, 2012 (Unaudited)	14.48	0.18	(h)	0.89	1.07	(0.18)	(0.01)	(0.19)
Year Ended June 30, 2012	14.80	0.23	(h)	(0.30)	(0.07)	(0.20)	(0.05)	(0.25)
Year Ended June 30, 2011	12.15	0.23	(h)	2.71	2.94	(0.22)	(0.07)	(0.29)
Year Ended June 30, 2010	10.61	0.21	(h)	1.55	1.76	(0.22)	—	(0.22)
Year Ended June 30, 2009	13.50	0.23	(h)	(2.89)	(2.66)	(0.18)	(0.05)	(0.23)
July 31, 2007 (i) through June 30, 2008	15.00	0.31	(h)	(1.31)	(1.00)	(0.50)	—	(0.50)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	14.47	0.21	(h)	0.89	1.10	(0.20)	(0.01)	(0.21)
Year Ended June 30, 2012	14.79	0.29	(h)	(0.30)	(0.01)	(0.26)	(0.05)	(0.31)
Year Ended June 30, 2011	12.14	0.29	(h)	2.70	2.99	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2010	10.61	0.24	(h)	1.56	1.80	(0.27)	—	(0.27)
November 3, 2008 (j) through June 30, 2009	10.30	0.17	(h)	0.38	0.55	(0.19)	(0.05)	(0.24)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	14.53	0.24	(h)	0.91	1.15	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2012	14.84	0.36	(h)	(0.30)	0.06	(0.32)	(0.05)	(0.37)
Year Ended June 30, 2011	12.17	0.35	(h)	2.72	3.07	(0.33)	(0.07)	(0.40)
Year Ended June 30, 2010	10.63	0.35	(h)	1.52	1.87	(0.33)	—	(0.33)
Year Ended June 30, 2009	13.52	0.32	(h)	(2.89)	(2.57)	(0.27)	(0.05)	(0.32)
July 31, 2007 (i) through June 30, 2008	15.00	0.44	(h)	(1.32)	(0.88)	(0.60)	—	(0.60)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	14.52	0.22	(h)	0.92	1.14	(0.23)	(0.01)	(0.24)
Year Ended June 30, 2012	14.84	0.33	(h)	(0.30)	0.03	(0.30)	(0.05)	(0.35)
Year Ended June 30, 2011	12.17	0.33	(h)	2.73	3.06	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2010	10.62	0.32	(h)	1.54	1.86	(0.31)	—	(0.31)
Year Ended June 30, 2009	13.52	0.31	(h)	(2.91)	(2.60)	(0.25)	(0.05)	(0.30)
July 31, 2007 (i) through June 30, 2008	15.00	0.37	(h)	(1.27)	(0.90)	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of operations.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$15.39	7.75%	$397,520,546	0.29%	2.85%	0.57%	9%
14.50	0.30	304,654,425	0.29	2.29	0.59	13
14.81	25.08	166,459,484	0.29	2.27	0.59	13
12.15	17.26	44,106,099	0.30	2.39	0.60	28
10.61	(19.23)	5,920,536	0.44	2.88	0.69	51
13.51	(6.48)	1,983,443	0.44	3.06	0.53	33

15.36	7.39	13,625,871	0.94	2.34	1.07	9
14.48	(0.39)	9,094,758	0.94	1.65	1.09	13
14.80	24.25	5,333,896	0.94	1.60	1.09	13
12.15	16.52	1,719,801	0.94	1.71	1.09	28
10.61	(19.58)	925,812	0.94	2.20	1.21	51
13.50	(6.94)	263,700	0.94	2.32	1.53	33

15.36	7.65	68,617,593	0.54	2.80	0.82	9
14.47	0.03	48,206,399	0.54	2.05	0.85	13
14.79	24.75	11,214,211	0.54	2.02	0.84	13
12.14	16.90	3,425,091	0.54	1.88	0.86	28
10.61	5.60	140,930	0.69	2.72	0.99	51

15.43	7.93	407,192,632	0.04	3.19	0.17	9
14.53	0.53	261,570,481	0.04	2.55	0.19	13
14.84	25.39	90,629,871	0.04	2.43	0.19	13
12.17	17.49	41,093,300	0.04	2.78	0.19	28
10.63	(18.86)	17,736,252	0.04	3.04	0.28	51
13.52	(6.14)	13,686,603	0.04	3.30	0.50	33

15.42	7.86	287,488,724	0.19	2.95	0.32	9
14.52	0.32	235,342,053	0.19	2.36	0.34	13
14.84	25.22	127,173,268	0.19	2.29	0.34	13
12.17	17.43	47,707,002	0.19	2.54	0.34	28
10.62	(19.05)	29,553,747	0.19	3.10	0.46	51
13.52	(6.25)	2,205,833	0.19	2.79	0.55	33

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2030 Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$15.05	$0.22	(h)	$1.04	$1.26	$(0.23)	$—	$(0.23)
Year Ended June 30, 2012	15.51	0.31	(h)	(0.49)	(0.18)	(0.28)	—	(0.28)
Year Ended June 30, 2011	12.44	0.30	(h)	3.05	3.35	(0.28)	—	(0.28)
Year Ended June 30, 2010	10.80	0.28	(h)	1.66	1.94	(0.30)	—	(0.30)
Year Ended June 30, 2009	14.79	0.25	(h)	(3.53)	(3.28)	(0.23)	(0.48)	(0.71)
Year Ended June 30, 2008	17.32	0.29	(h)	(2.00)	(1.71)	(0.59)	(0.23)	(0.82)

Class C
Six Months Ended December 31, 2012 (Unaudited)	14.98	0.17	(h)	1.03	1.20	(0.19)	—	(0.19)
Year Ended June 30, 2012	15.44	0.21	(h)	(0.48)	(0.27)	(0.19)	—	(0.19)
Year Ended June 30, 2011	12.39	0.21	(h)	3.04	3.25	(0.20)	—	(0.20)
Year Ended June 30, 2010	10.76	0.21	(h)	1.64	1.85	(0.22)	—	(0.22)
Year Ended June 30, 2009	14.76	0.22	(h)	(3.55)	(3.33)	(0.19)	(0.48)	(0.67)
Year Ended June 30, 2008	17.31	0.22	(h)	(2.01)	(1.79)	(0.53)	(0.23)	(0.76)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	15.03	0.22	(h)	1.02	1.24	(0.22)	—	(0.22)
Year Ended June 30, 2012	15.50	0.28	(h)	(0.50)	(0.22)	(0.25)	—	(0.25)
Year Ended June 30, 2011	12.43	0.26	(h)	3.07	3.33	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.80	0.30	(h)	1.60	1.90	(0.27)	—	(0.27)
November 3, 2008 (i) through June 30, 2009	11.05	0.16	(h)	0.29	0.45	(0.22)	(0.48)	(0.70)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	15.11	0.25	(h)	1.03	1.28	(0.25)	—	(0.25)
Year Ended June 30, 2012	15.57	0.35	(h)	(0.50)	(0.15)	(0.31)	—	(0.31)
Year Ended June 30, 2011	12.48	0.33	(h)	3.08	3.41	(0.32)	—	(0.32)
Year Ended June 30, 2010	10.83	0.32	(h)	1.66	1.98	(0.33)	—	(0.33)
Year Ended June 30, 2009	14.80	0.30	(h)	(3.54)	(3.24)	(0.25)	(0.48)	(0.73)
Year Ended June 30, 2008	17.33	0.36	(h)	(2.00)	(1.64)	(0.66)	(0.23)	(0.89)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	15.08	0.20	(h)	1.08	1.28	(0.24)	—	(0.24)
Year Ended June 30, 2012	15.54	0.32	(h)	(0.49)	(0.17)	(0.29)	—	(0.29)
Year Ended June 30, 2011	12.46	0.32	(h)	3.06	3.38	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.81	0.29	(h)	1.67	1.96	(0.31)	—	(0.31)
Year Ended June 30, 2009	14.79	0.29	(h)	(3.55)	(3.26)	(0.24)	(0.48)	(0.72)
Year Ended June 30, 2008	17.32	0.35	(h)	(2.01)	(1.66)	(0.64)	(0.23)	(0.87)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$16.08	8.42%	$474,241,414	0.29%	2.84%	0.58%	18%
15.05	(1.07)	357,065,620	0.29	2.14	0.60	15
15.51	27.05	203,411,734	0.29	2.05	0.60	12
12.44	17.85	75,407,042	0.30	2.11	0.61	26
10.80	(21.71)	17,729,668	0.44	2.36	0.69	52
14.79	(10.27)	8,449,421	0.44	1.82	0.68	33

15.99	8.00	19,124,744	0.94	2.17	1.08	18
14.98	(1.69)	14,941,472	0.94	1.47	1.10	15
15.44	26.30	10,145,113	0.94	1.39	1.10	12
12.39	17.17	2,856,215	0.94	1.61	1.11	26
10.76	(22.07)	876,290	0.94	2.02	1.18	52
14.76	(10.78)	257,200	0.94	1.38	1.19	33

16.05	8.25	76,223,593	0.54	2.83	0.83	18
15.03	(1.32)	51,533,094	0.54	1.93	0.85	15
15.50	26.84	8,835,558	0.54	1.71	0.86	12
12.43	17.51	879,610	0.55	2.34	0.86	26
10.80	4.66	112,356	0.69	2.51	0.97	52

16.14	8.51	716,714,409	0.04	3.11	0.18	18
15.11	(0.83)	520,099,078	0.04	2.37	0.20	15
15.57	27.41	323,775,695	0.04	2.24	0.20	12
12.48	18.17	197,110,956	0.04	2.47	0.21	26
10.83	(21.35)	159,881,551	0.04	2.70	0.27	52
14.80	(9.91)	170,167,385	0.04	2.23	0.26	33

16.12	8.51	380,754,982	0.19	2.50	0.33	18
15.08	(0.98)	458,655,221	0.19	2.21	0.35	15
15.54	27.21	363,287,639	0.19	2.16	0.35	12
12.46	18.04	107,455,592	0.19	2.27	0.36	26
10.81	(21.52)	58,367,330	0.19	2.66	0.43	52
14.79	(10.03)	38,908,479	0.19	2.20	0.45	33

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2035 Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$14.17	$0.21	(h)	$1.05	$1.26	$(0.21)	$(0.02)	$(0.23)
Year Ended June 30, 2012	14.73	0.27	(h)	(0.54)	(0.27)	(0.24)	(0.05)	(0.29)
Year Ended June 30, 2011	11.68	0.26	(h)	3.09	3.35	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2010	10.17	0.23	(h)	1.54	1.77	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.29	0.23	(h)	(3.15)	(2.92)	(0.17)	(0.03)	(0.20)
July 31, 2007 (i) through June 30, 2008	15.00	0.33	(h)	(1.48)	(1.15)	(0.56)	—	(0.56)

Class C
Six Months Ended December 31, 2012 (Unaudited)	14.12	0.15	(h)	1.06	1.21	(0.17)	(0.02)	(0.19)
Year Ended June 30, 2012	14.68	0.18	(h)	(0.53)	(0.35)	(0.16)	(0.05)	(0.21)
Year Ended June 30, 2011	11.66	0.17	(h)	3.08	3.25	(0.16)	(0.07)	(0.23)
Year Ended June 30, 2010	10.15	0.18	(h)	1.51	1.69	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.29	0.17	(h)	(3.14)	(2.97)	(0.14)	(0.03)	(0.17)
July 31, 2007 (i) through June 30, 2008	15.00	0.29	(h)	(1.51)	(1.22)	(0.49)	—	(0.49)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	14.15	0.20	(h)	1.04	1.24	(0.20)	(0.02)	(0.22)
Year Ended June 30, 2012	14.72	0.24	(h)	(0.54)	(0.30)	(0.22)	(0.05)	(0.27)
Year Ended June 30, 2011	11.68	0.23	(h)	3.09	3.32	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2010	10.17	0.19	(h)	1.55	1.74	(0.23)	—	(0.23)
November 3, 2008 (j) through June 30, 2009	9.90	0.16	(h)	0.29	0.45	(0.15)	(0.03)	(0.18)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	14.23	0.23	(h)	1.05	1.28	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2012	14.78	0.31	(h)	(0.54)	(0.23)	(0.27)	(0.05)	(0.32)
Year Ended June 30, 2011	11.72	0.28	(h)	3.11	3.39	(0.26)	(0.07)	(0.33)
Year Ended June 30, 2010	10.19	0.29	(h)	1.52	1.81	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.30	0.26	(h)	(3.14)	(2.88)	(0.20)	(0.03)	(0.23)
July 31, 2007 (i) through June 30, 2008	15.00	0.37	(h)	(1.48)	(1.11)	(0.59)	—	(0.59)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	14.23	0.22	(h)	1.05	1.27	(0.22)	(0.02)	(0.24)
Year Ended June 30, 2012	14.78	0.28	(h)	(0.53)	(0.25)	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2011	11.72	0.26	(h)	3.11	3.37	(0.24)	(0.07)	(0.31)
Year Ended June 30, 2010	10.19	0.26	(h)	1.54	1.80	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.31	0.26	(h)	(3.17)	(2.91)	(0.18)	(0.03)	(0.21)
July 31, 2007 (i) through June 30, 2008	15.00	0.26	(h)	(1.37)	(1.11)	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of operations.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$15.20	8.96%	$276,820,617	0.29%	2.82%	0.58%	10%
14.17	(1.71)	204,636,229	0.29	1.98	0.61	14
14.73	28.87	104,259,153	0.29	1.87	0.62	12
11.68	17.28	30,438,063	0.30	1.89	0.62	34
10.17	(21.85)	3,565,735	0.44	2.33	0.73	55
13.29	(8.01)	1,137,229	0.44	2.56	0.58	51

15.14	8.58	8,979,006	0.94	2.03	1.08	10
14.12	(2.32)	7,450,619	0.94	1.33	1.11	14
14.68	27.96	4,348,234	0.94	1.22	1.12	12
11.66	16.61	882,071	0.94	1.45	1.12	34
10.15	(22.22)	418,559	0.94	1.77	1.25	55
13.29	(8.43)	189,397	0.94	2.19	1.80	51

15.17	8.78	42,325,292	0.54	2.73	0.83	10
14.15	(1.97)	32,627,384	0.54	1.74	0.87	14
14.72	28.55	4,870,838	0.54	1.64	0.87	12
11.68	17.02	617,460	0.55	1.55	0.88	34
10.17	4.73	53,954	0.69	2.65	1.00	55

15.26	9.05	251,590,125	0.04	3.13	0.18	10
14.23	(1.41)	160,986,570	0.04	2.25	0.21	14
14.78	29.13	57,672,721	0.04	2.02	0.22	12
11.72	17.70	23,662,001	0.04	2.36	0.21	34
10.19	(21.52)	14,863,099	0.04	2.62	0.32	55
13.30	(7.70)	10,302,971	0.04	2.83	0.63	51

15.26	8.98	199,817,898	0.19	2.90	0.33	10
14.23	(1.55)	157,650,585	0.19	2.05	0.36	14
14.78	28.96	88,391,472	0.19	1.87	0.37	12
11.72	17.53	33,950,117	0.19	2.12	0.36	34
10.19	(21.69)	24,003,400	0.19	2.74	0.50	55
13.31	(7.74)	1,109,461	0.19	2.03	0.58	51

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2040 Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$14.96	$0.22	(h)	$1.12	$1.34	$(0.23)	$—	$(0.23)
Year Ended June 30, 2012	15.49	0.28	(h)	(0.57)	(0.29)	(0.24)	—	(0.24)
Year Ended June 30, 2011	12.24	0.27	(h)	3.24	3.51	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.64	0.25	(h)	1.64	1.89	(0.29)	—	(0.29)
Year Ended June 30, 2009	14.72	0.23	(h)	(3.61)	(3.38)	(0.18)	(0.52)	(0.70)
Year Ended June 30, 2008	17.32	0.31	(h)	(2.08)	(1.77)	(0.59)	(0.24)	(0.83)

Class C
Six Months Ended December 31, 2012 (Unaudited)	14.86	0.17	(h)	1.11	1.28	(0.19)	—	(0.19)
Year Ended June 30, 2012	15.39	0.18	(h)	(0.55)	(0.37)	(0.16)	—	(0.16)
Year Ended June 30, 2011	12.17	0.18	(h)	3.22	3.40	(0.18)	—	(0.18)
Year Ended June 30, 2010	10.60	0.18	(h)	1.62	1.80	(0.23)	—	(0.23)
Year Ended June 30, 2009	14.71	0.18	(h)	(3.61)	(3.43)	(0.16)	(0.52)	(0.68)
Year Ended June 30, 2008	17.33	0.26	(h)	(2.11)	(1.85)	(0.53)	(0.24)	(0.77)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	14.92	0.21	(h)	1.12	1.33	(0.22)	—	(0.22)
Year Ended June 30, 2012	15.46	0.25	(h)	(0.57)	(0.32)	(0.22)	—	(0.22)
Year Ended June 30, 2011	12.22	0.21	(h)	3.26	3.47	(0.23)	—	(0.23)
Year Ended June 30, 2010	10.63	0.25	(h)	1.60	1.85	(0.26)	—	(0.26)
November 3, 2008 (i) through June 30, 2009	10.92	0.15	(h)	0.25	0.40	(0.17)	(0.52)	(0.69)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	15.02	0.24	(h)	1.13	1.37	(0.25)	—	(0.25)
Year Ended June 30, 2012	15.55	0.32	(h)	(0.57)	(0.25)	(0.28)	—	(0.28)
Year Ended June 30, 2011	12.28	0.30	(h)	3.27	3.57	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.67	0.29	(h)	1.64	1.93	(0.32)	—	(0.32)
Year Ended June 30, 2009	14.74	0.28	(h)	(3.63)	(3.35)	(0.20)	(0.52)	(0.72)
Year Ended June 30, 2008	17.34	0.35	(h)	(2.06)	(1.71)	(0.65)	(0.24)	(0.89)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	14.99	0.19	(h)	1.17	1.36	(0.24)	—	(0.24)
Year Ended June 30, 2012	15.52	0.29	(h)	(0.56)	(0.27)	(0.26)	—	(0.26)
Year Ended June 30, 2011	12.26	0.29	(h)	3.25	3.54	(0.28)	—	(0.28)
Year Ended June 30, 2010	10.66	0.26	(h)	1.65	1.91	(0.31)	—	(0.31)
Year Ended June 30, 2009	14.74	0.26	(h)	(3.63)	(3.37)	(0.19)	(0.52)	(0.71)
Year Ended June 30, 2008	17.34	0.34	(h)	(2.07)	(1.73)	(0.63)	(0.24)	(0.87)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$16.07	9.00%	$336,317,507	0.29%	2.82%	0.61%	20%
14.96	(1.77)	245,722,474	0.29	1.94	0.64	14
15.49	28.80	147,557,932	0.29	1.84	0.62	13
12.24	17.71	50,346,674	0.30	1.92	0.65	28
10.64	(22.48)	12,945,986	0.44	2.12	0.71	52
14.72	(10.65)	9,084,470	0.44	1.92	0.72	36

15.95	8.60	13,154,175	0.94	2.14	1.11	20
14.86	(2.36)	10,162,186	0.94	1.27	1.14	14
15.39	28.01	6,969,911	0.94	1.20	1.12	13
12.17	16.90	2,312,972	0.94	1.42	1.15	28
10.60	(22.86)	493,495	0.94	1.68	1.21	52
14.71	(11.12)	277,052	0.94	1.59	1.21	36

16.03	8.91	50,359,469	0.54	2.72	0.86	20
14.92	(2.02)	36,941,195	0.54	1.70	0.90	14
15.46	28.51	6,141,245	0.54	1.42	0.88	13
12.22	17.37	688,424	0.55	1.97	0.90	28
10.63	4.33	106,929	0.69	2.32	1.01	52

16.14	9.16	514,434,603	0.04	3.03	0.21	20
15.02	(1.53)	381,880,090	0.04	2.17	0.24	14
15.55	29.15	261,763,562	0.04	2.04	0.22	13
12.28	18.03	160,990,713	0.04	2.29	0.24	28
10.67	(22.18)	127,662,192	0.04	2.54	0.30	52
14.74	(10.30)	126,088,168	0.04	2.12	0.28	36

16.11	9.09	239,718,686	0.19	2.36	0.36	20
14.99	(1.67)	307,088,155	0.19	2.02	0.39	14
15.52	28.96	232,478,416	0.19	1.97	0.37	13
12.26	17.79	53,196,919	0.19	2.05	0.40	28
10.66	(22.33)	27,195,295	0.19	2.49	0.46	52
14.74	(10.41)	19,181,515	0.19	2.10	0.48	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2045 Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$14.23	$0.21	(h)	$1.08	$1.29	$(0.22)	$(0.02)	$(0.24)
Year Ended June 30, 2012	14.77	0.27	(h)	(0.54)	(0.27)	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2011	11.81	0.26	(h)	3.10	3.36	(0.23)	(0.17)	(0.40)
Year Ended June 30, 2010	10.27	0.24	(h)	1.55	1.79	(0.25)	—	(0.25)
Year Ended June 30, 2009	13.36	0.23	(h)	(3.08)	(2.85)	(0.20)	(0.04)	(0.24)
July 31, 2007 (i) through June 30, 2008	15.00	0.30	(h)	(1.40)	(1.10)	(0.54)	—	(0.54)

Class C
Six Months Ended December 31, 2012 (Unaudited)	14.20	0.17	(h)	1.06	1.23	(0.17)	(0.02)	(0.19)
Year Ended June 30, 2012	14.74	0.18	(h)	(0.53)	(0.35)	(0.15)	(0.04)	(0.19)
Year Ended June 30, 2011	11.81	0.19	(h)	3.08	3.27	(0.17)	(0.17)	(0.34)
Year Ended June 30, 2010	10.28	0.22	(h)	1.49	1.71	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.37	0.18	(h)	(3.07)	(2.89)	(0.16)	(0.04)	(0.20)
July 31, 2007 (i) through June 30, 2008	15.00	0.19	(h)	(1.36)	(1.17)	(0.46)	—	(0.46)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	14.21	0.21	(h)	1.06	1.27	(0.20)	(0.02)	(0.22)
Year Ended June 30, 2012	14.76	0.24	(h)	(0.54)	(0.30)	(0.21)	(0.04)	(0.25)
Year Ended June 30, 2011	11.81	0.23	(h)	3.09	3.32	(0.20)	(0.17)	(0.37)
Year Ended June 30, 2010	10.28	0.23	(h)	1.52	1.75	(0.22)	—	(0.22)
November 3, 2008 (j) through June 30, 2009	10.01	0.16	(h)	0.32	0.48	(0.17)	(0.04)	(0.21)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	14.27	0.24	(h)	1.07	1.31	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2012	14.81	0.31	(h)	(0.54)	(0.23)	(0.27)	(0.04)	(0.31)
Year Ended June 30, 2011	11.84	0.28	(h)	3.12	3.40	(0.26)	(0.17)	(0.43)
Year Ended June 30, 2010	10.29	0.29	(h)	1.53	1.82	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.37	0.27	(h)	(3.08)	(2.81)	(0.23)	(0.04)	(0.27)
July 31, 2007 (i) through June 30, 2008	15.00	0.37	(h)	(1.42)	(1.05)	(0.58)	—	(0.58)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	14.27	0.22	(h)	1.07	1.29	(0.22)	(0.02)	(0.24)
Year Ended June 30, 2012	14.80	0.28	(h)	(0.52)	(0.24)	(0.25)	(0.04)	(0.29)
Year Ended June 30, 2011	11.84	0.27	(h)	3.10	3.37	(0.24)	(0.17)	(0.41)
Year Ended June 30, 2010	10.29	0.26	(h)	1.55	1.81	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.37	0.26	(h)	(3.08)	(2.82)	(0.22)	(0.04)	(0.26)
July 31, 2007 (i) through June 30, 2008	15.00	0.26	(h)	(1.33)	(1.07)	(0.56)	—	(0.56)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of operations.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$15.28	9.09%	$137,210,906	0.29%	2.87%	0.62%	9%
14.23	(1.68)	97,150,663	0.29	1.97	0.66	11
14.77	28.68	44,721,790	0.29	1.82	0.68	11
11.81	17.31	10,913,187	0.30	1.89	0.67	42
10.27	(21.23)	1,000,913	0.44	2.31	0.97	60
13.36	(7.60)	296,320	0.44	2.27	2.28	37

15.24	8.70	4,298,877	0.94	2.23	1.12	9
14.20	(2.29)	3,188,443	0.94	1.30	1.15	11
14.74	27.82	1,782,177	0.94	1.34	1.18	11
11.81	16.57	197,843	0.94	1.81	1.17	42
10.28	(21.55)	48,501	0.94	1.74	1.46	60
13.37	(8.04)	30,371	0.94	1.40	3.55	37

15.26	8.98	24,035,832	0.54	2.76	0.87	9
14.21	(1.94)	18,099,079	0.54	1.71	0.93	11
14.76	28.34	2,197,468	0.54	1.59	0.93	11
11.81	16.94	256,788	0.56	1.90	0.93	42
10.28	4.98	52,465	0.69	2.69	1.24	60

15.33	9.25	127,484,169	0.04	3.14	0.22	9
14.27	(1.45)	80,127,469	0.04	2.22	0.26	11
14.81	28.96	32,109,107	0.04	2.01	0.28	11
11.84	17.62	11,600,516	0.04	2.38	0.26	42
10.29	(20.86)	8,519,504	0.04	2.70	0.57	60
13.37	(7.28)	3,916,405	0.04	2.79	1.39	37

15.32	9.11	83,083,925	0.19	2.96	0.37	9
14.27	(1.53)	64,581,494	0.19	2.03	0.40	11
14.80	28.71	34,397,929	0.19	1.90	0.43	11
11.84	17.46	9,135,086	0.19	2.13	0.42	42
10.29	(20.97)	5,122,676	0.19	2.74	0.74	60
13.37	(7.40)	412,042	0.19	2.01	2.14	37

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2050 Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$14.23	$0.22	(h)	$1.07	$1.29	$(0.22)	$(0.02)	$(0.24)
Year Ended June 30, 2012	14.79	0.27	(h)	(0.55)	(0.28)	(0.23)	(0.05)	(0.28)
Year Ended June 30, 2011	11.85	0.26	(h)	3.16	3.42	(0.24)	(0.24)	(0.48)
Year Ended June 30, 2010	10.29	0.25	(h)	1.57	1.82	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.48	0.23	(h)	(3.16)	(2.93)	(0.18)	(0.08)	(0.26)
July 31, 2007 (i) through June 30, 2008	15.00	(0.05	)(h)	(1.03)	(1.08)	(0.44)	—	(0.44)

Class C
Six Months Ended December 31, 2012 (Unaudited)	14.18	0.17	(h)	1.06	1.23	(0.17)	(0.02)	(0.19)
Year Ended June 30, 2012	14.74	0.18	(h)	(0.54)	(0.36)	(0.15)	(0.05)	(0.20)
Year Ended June 30, 2011	11.83	0.17	(h)	3.15	3.32	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2010	10.28	0.17	(h)	1.56	1.73	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.49	0.15	(h)	(3.13)	(2.98)	(0.15)	(0.08)	(0.23)
July 31, 2007 (i) through June 30, 2008	15.00	0.22	(h)	(1.36)	(1.14)	(0.37)	—	(0.37)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	14.21	0.20	(h)	1.06	1.26	(0.20)	(0.02)	(0.22)
Year Ended June 30, 2012	14.77	0.25	(h)	(0.55)	(0.30)	(0.21)	(0.05)	(0.26)
Year Ended June 30, 2011	11.84	0.21	(h)	3.17	3.38	(0.21)	(0.24)	(0.45)
Year Ended June 30, 2010	10.28	0.17	(h)	1.62	1.79	(0.23)	—	(0.23)
November 3, 2008 (j) through June 30, 2009	10.08	0.16	(h)	0.27	0.43	(0.15)	(0.08)	(0.23)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	14.28	0.23	(h)	1.07	1.30	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2012	14.83	0.31	(h)	(0.54)	(0.23)	(0.27)	(0.05)	(0.32)
Year Ended June 30, 2011	11.88	0.28	(h)	3.18	3.46	(0.27)	(0.24)	(0.51)
Year Ended June 30, 2010	10.31	0.29	(h)	1.56	1.85	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.49	0.27	(h)	(3.16)	(2.89)	(0.21)	(0.08)	(0.29)
July 31, 2007 (i) through June 30, 2008	15.00	0.41	(h)	(1.43)	(1.02)	(0.49)	—	(0.49)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	14.26	0.20	(h)	1.10	1.30	(0.22)	(0.02)	(0.24)
Year Ended June 30, 2012	14.82	0.28	(h)	(0.54)	(0.26)	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2011	11.88	0.27	(h)	3.16	3.43	(0.25)	(0.24)	(0.49)
Year Ended June 30, 2010	10.30	0.26	(h)	1.59	1.85	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.49	0.25	(h)	(3.16)	(2.91)	(0.20)	(0.08)	(0.28)
July 31, 2007 (i) through June 30, 2008	15.00	0.32	(h)	(1.36)	(1.04)	(0.47)	—	(0.47)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of operations.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$15.28	9.05%	$104,415,737	0.29%	2.96%	0.63%	15%
14.23	(1.70)	69,795,977	0.29	1.96	0.68	11
14.79	29.06	34,342,393	0.29	1.82	0.68	16
11.85	17.56	8,152,363	0.30	1.98	0.74	29
10.29	(21.59)	668,529	0.44	2.39	1.13	66
13.48	(7.41)	97,754	0.44	(0.41)	3.10	63

15.22	8.70	5,696,505	0.94	2.34	1.13	15
14.18	(2.31)	3,703,376	0.94	1.27	1.18	11
14.74	28.20	1,754,369	0.94	1.16	1.19	16
11.83	16.80	240,978	0.94	1.39	1.24	29
10.28	(21.97)	89,687	0.94	1.54	1.64	66
13.49	(7.81)	25,835	0.94	1.67	3.90	63

15.25	8.87	21,232,360	0.54	2.70	0.88	15
14.21	(1.88)	16,196,277	0.54	1.82	0.95	11
14.77	28.68	2,735,582	0.54	1.47	0.92	16
11.84	17.30	1,008,870	0.54	1.35	1.01	29
10.28	4.44	52,233	0.69	2.67	1.36	66

15.33	9.15	131,575,675	0.04	3.13	0.24	15
14.28	(1.40)	82,923,018	0.04	2.20	0.28	11
14.83	29.34	37,596,367	0.04	2.00	0.26	16
11.88	17.88	15,656,125	0.04	2.34	0.33	29
10.31	(21.28)	6,631,432	0.04	2.79	0.75	66
13.49	(7.05)	1,545,114	0.04	3.08	2.48	63

15.32	9.15	78,277,733	0.19	2.65	0.39	15
14.26	(1.61)	76,266,132	0.19	2.05	0.43	11
14.82	29.08	43,244,532	0.19	1.87	0.42	16
11.88	17.85	12,003,852	0.19	2.13	0.49	29
10.30	(21.46)	2,976,108	0.19	2.60	0.88	66
13.49	(7.15)	521,948	0.19	2.41	2.52	63

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2055 Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$15.24	$0.33	(h)	$1.06	$1.39	$(0.21)	$(0.01)	$(0.22)
January 31, 2012 (i) through June 30, 2012	15.00	0.08	(h)	0.23	0.31	(0.07)	—	(0.07)

Class C
Six Months Ended December 31, 2012 (Unaudited)	15.25	0.16	(h)	1.17	1.33	(0.15)	(0.01)	(0.16)
January 31, 2012 (i) through June 30, 2012	15.00	0.04	(h)	0.23	0.27	(0.02)	—	(0.02)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	15.24	0.39	(h)	0.98	1.37	(0.19)	(0.01)	(0.20)
January 31, 2012 (i) through June 30, 2012	15.00	0.07	(h)	0.22	0.29	(0.05)	—	(0.05)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	15.24	0.35	(h)	1.06	1.41	(0.22)	(0.01)	(0.23)
January 31, 2012 (i) through June 30, 2012	15.00	0.10	(h)	0.22	0.32	(0.08)	—	(0.08)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	15.25	0.26	(h)	1.13	1.39	(0.21)	(0.01)	(0.22)
January 31, 2012 (i) through June 30, 2012	15.00	0.09	(h)	0.23	0.32	(0.07)	—	(0.07)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$16.41	9.13%	$1,660,060	0.29%	4.07%	0.79%	25%
15.24	2.03	400,107	0.29	2.30	2.32	19

16.42	8.74	56,733	0.94	1.96	1.41	25
15.25	1.79	51,943	0.94	0.70	2.57	19

16.41	9.02	375,021	0.54	4.80	1.02	25
15.24	1.91	73,253	0.54	1.26	2.35	19

16.42	9.29	1,142,286	0.04	4.32	0.31	25
15.24	2.10	71,866	0.04	1.69	1.69	19

16.42	9.15	1,526,067	0.19	3.27	0.63	25
15.25	2.10	881,929	0.19	1.46	1.83	19

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 11 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
SmartRetirement® Income Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2010 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2015 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2020 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2025 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2030 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2035 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2040 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2045 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2050 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2055 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified

The JPMorgan SmartRetirement 2055 Fund commenced operations on January 31, 2012.

The JPMorgan SmartRetirement Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement 2010 Fund and the JPMorgan SmartRetirement 2015 Fund each seek total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at each fund’s net asset value per share as of the report date. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Futures and options are generally valued on the basis of available market quotations.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.

90	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Value is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$610,848,860	$3,986,178	$—	$614,835,038

Appreciation in Other Financial Instruments
Futures Contracts	$1,145,504	$—	$—	$1,145,504

Depreciation in Other Financial Instruments
Futures Contracts	$(251,564)	$—	$—	$(251,564)

JPMorgan SmartRetirement 2010 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$386,024,412	$2,660,098	$—	$388,684,510

Appreciation in Other Financial Instruments
Futures Contracts	$739,823	$—	$—	$739,823

Depreciation in Other Financial Instruments
Futures Contracts	$(187,940)	$—	$—	$(187,940)

JPMorgan SmartRetirement 2015 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,004,283,207	$6,900,892	$—	$1,011,184,099

Appreciation in Other Financial Instruments
Futures Contracts	$1,887,588	$—	$—	$1,887,588

Depreciation in Other Financial Instruments
Futures Contracts	$(597,197)	$—	$—	$(597,197)

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

JPMorgan SmartRetirement 2020 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,906,885,495	$16,255,344	$—	$1,923,140,839

Appreciation in Other Financial Instruments
Futures Contracts	$3,291,171	$—	$—	$3,291,171

Depreciation in Other Financial Instruments
Futures Contracts	$(996,859)	$—	$—	$(996,859)

JPMorgan SmartRetirement 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,157,459,709	$13,295,605	$—	$1,170,755,314

Appreciation in Other Financial Instruments
Futures Contracts	$3,131,380	$—	$—	$3,131,380

Depreciation in Other Financial Instruments
Futures Contracts	$(901,963)	$—	$—	$(901,963)

JPMorgan SmartRetirement 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,639,515,378	$26,215,234	$—	$1,665,730,612

Appreciation in Other Financial Instruments
Futures Contracts	$5,880,924	$—	$—	$5,880,924

Depreciation in Other Financial Instruments
Futures Contracts	$(1,578,950)	$—	$—	$(1,578,950)

JPMorgan SmartRetirement 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$766,126,101	$12,047,721	$—	$778,173,822

Appreciation in Other Financial Instruments
Futures Contracts	$2,672,377	$—	$—	$2,672,377

Depreciation in Other Financial Instruments
Futures Contracts	$(781,145)	$—	$—	$(781,145)

JPMorgan SmartRetirement 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,136,371,205	$17,991,332	$—	$1,154,362,537

Appreciation in Other Financial Instruments
Futures Contracts	$4,053,183	$—	$—	$4,053,183

Depreciation in Other Financial Instruments
Futures Contracts	$(1,084,690)	$—	$—	$(1,084,690)

92	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

JPMorgan SmartRetirement 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$369,842,375	$5,798,347	$—	$375,640,722

Appreciation in Other Financial Instruments
Futures Contracts	$1,339,873	$—	$—	$1,339,873

Depreciation in Other Financial Instruments
Futures Contracts	$(362,558)	$—	$—	$(362,558)

JPMorgan SmartRetirement 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$337,912,567	$5,352,310	$—	$343,264,877

Appreciation in Other Financial Instruments
Futures Contracts	$1,160,671	$—	$—	$1,160,671

Depreciation in Other Financial Instruments
Futures Contracts	$(326,090)	$—	$—	$(326,090)

JPMorgan SmartRetirement 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$4,581,844	$—	$—	$4,581,844

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of U.S. Treasury Notes that are held for futures collateral. Please refer to the SOIs for the asset class specifics of portfolios’ holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2012.

B. Futures Contracts — The Funds use futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

The tables below disclose the volume of the Funds’ futures contracts activity during the six months ended December 31, 2012:

	Average Notional Balance	Ending Notional Balance
SmartRetirement Income Fund
Long Futures Contracts:
Equity	$26,089,525	$47,800,144
Interest Rate	4,385,990	5,634,646
Short Futures Contracts:
Equity	15,329,108	26,774,848
Interest Rate	14,027,984	21,480,627
SmartRetirement 2010 Fund
Long Futures Contracts:
Equity	19,343,880	31,008,414
Interest Rate	2,894,969	3,969,864
Short Futures Contracts:
Equity	11,462,672	18,568,826
Interest Rate	10,537,005	9,064,341
SmartRetirement 2015 Fund
Long Futures Contracts:
Equity	48,026,014	78,444,835
Interest Rate	7,284,793	9,476,449
Short Futures Contracts:
Equity	25,930,910	46,938,306
Interest Rate	25,940,785	45,302,225
SmartRetirement 2020 Fund
Long Futures Contracts:
Equity	127,587,485	200,523,140
Interest Rate	23,199,852	24,415,815
Short Futures Contracts:
Equity	46,131,394	91,788,658
Interest Rate	58,014,818	81,066,021
SmartRetirement 2025 Fund
Long Futures Contracts:
Equity	98,913,083	164,933,200
Interest Rate	16,290,089	19,284,557
Short Futures Contracts:
Equity	38,438,304	74,636,611
Interest Rate	47,474,324	72,151,177
SmartRetirement 2030 Fund
Long Futures Contracts:
Equity	203,061,511	336,202,961
Interest Rate	31,334,216	32,541,436
Short Futures Contracts:
Equity	81,491,271	148,512,678
Interest Rate	109,315,477	164,167,879
SmartRetirement 2035 Fund
Long Futures Contracts:
Equity	94,395,514	151,993,412
Interest Rate	10,602,821	14,983,035
Short Futures Contracts:
Equity	33,908,908	68,289,615
Interest Rate	51,944,835	72,535,012

94	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	Average Notional Balance	Ending Notional Balance
SmartRetirement 2040 Fund
Long Futures Contracts:
Equity	$150,637,269	$230,638,900
Interest Rate	17,738,935	22,282,462
Short Futures Contracts:
Equity	56,930,897	101,296,397
Interest Rate	81,237,117	111,546,335
SmartRetirement 2045 Fund
Long Futures Contracts:
Equity	45,009,110	72,876,052
Interest Rate	4,772,302	7,304,148
Short Futures Contracts:
Equity	15,876,566	32,037,588
Interest Rate	24,731,226	36,034,865
SmartRetirement 2050 Fund
Long Futures Contracts:
Equity	42,697,416	69,023,723
Interest Rate	4,860,184	6,407,728
Short Futures Contracts:
Equity	15,251,215	29,184,849
Interest Rate	23,868,229	33,257,033

C. Summary of Derivatives Information — The following tables present the value of derivatives held as of December 31, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

SmartRetirement Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$86,414
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,059,090

Total		$1,145,504

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(54,514)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(197,050)

Total		$(251,564)

	SmartRetirement 2010 Fund
Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$46,469
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	693,354

Total		$739,823

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(38,408)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(149,532)

Total		$(187,940)

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

SmartRetirement 2015 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$124,268
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,763,320

Total		$1,887,588

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(91,973)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(505,224)

Total		$(597,197)

SmartRetirement 2020 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$149,638
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	3,141,533

Total		$3,291,171

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(214,361)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(782,498)

Total		$(996,859)

SmartRetirement 2025 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$108,940
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	3,022,440

Total		$3,131,380

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(209,312)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(692,651)

Total		$(901,963)

SmartRetirement 2030 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$202,053
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	5,678,871

Total		$5,880,924

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(327,748)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,251,202)

Total		$(1,578,950)

96	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

SmartRetirement 2035 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$109,506
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,562,871

Total		$2,672,377

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(144,958)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(636,187)

Total		$(781,145)

SmartRetirement 2040 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$151,557
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	3,901,626

Total		$4,053,183

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(215,578)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(869,112)

Total		$(1,084,690)

SmartRetirement 2045 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$56,418
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,283,455

Total		$1,339,873

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(70,180)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(292,378)

Total		$(362,558)

SmartRetirement 2050 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$40,178
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,120,493

Total		$1,160,671

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(61,508)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(264,582)

Total		$(326,090)

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2012, by primary underlying risk exposure:

SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(56,630)
Equity contracts	422,414

Total	$365,784

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$44,798
Equity contracts	99,278

Total	$144,076

SmartRetirement 2010 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(72,957)
Equity contracts	325,802

Total	$252,845

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$6,102
Equity contracts	(108,318)

Total	$(102,216)

SmartRetirement 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(72,338)
Equity contracts	1,045,894

Total	$973,556

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$15,609
Equity contracts	(182,691)

Total	$(167,082)

SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$26,100
Equity contracts	5,619,116

Total	$5,645,216

98	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(84,334)
Equity contracts	(1,615,382)

Total	$(1,699,716)

SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(26,926)
Equity contracts	3,736,716

Total	$3,709,790

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(137,153)
Equity contracts	(604,929)

Total	$(742,082)

SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(95,615)
Equity contracts	7,982,766

Total	$7,887,151

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(259,710)
Equity contracts	(1,377,584)

Total	$(1,637,294)

SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(105,471)
Equity contracts	4,094,584

Total	$3,989,113

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(62,075)
Equity contracts	(755,900)

Total	$(817,975)

SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(204,618)
Equity contracts	5,437,502

Total	$5,232,884

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(101,893)
Equity contracts	(1,721,809)

Total	$(1,823,702)

SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(73,904)
Equity contracts	2,042,046

Total	$1,968,142

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(20,638)
Equity contracts	(258,140)

Total	$(278,778)

SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(78,743)
Equity contracts	1,637,823

Total	$1,559,080

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(32,896)
Equity contracts	(327,376)

Total	$(360,272)

The Funds’ derivatives contracts held at December 31, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by the Advisor or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the

100	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

financial statements, the Funds assume the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized gains, if any, by the affiliated Underlying Funds:

	For the six months ended December 31, 2012
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement Income Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$5,865,434	$3,300,000	$—	$—	$—	577,210	$8,086,707
JPMorgan Core Bond Fund, Class R6 Shares	134,052,652	58,671,220	245,948	245,948	2,350,272	16,012,625	193,272,380
JPMorgan Disciplined Equity Fund, Class R6 Shares	44,823,724	6,748,752	1,911,056	1,911,056	487,696	2,943,167	52,388,366
JPMorgan Emerging Economies Fund, Class R5 Shares	4,067,625	3,292,477	—	—	92,477	573,909	7,965,854
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	23,480,509	—	21,881,861	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	24,718,882	7,700,000	494,277	737,020	2,260,018	20,611,360
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	5,283,462	2,959,752	—	—	59,752	376,174	9,080,829
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	6,618,018	5,290	5,290	12,727	637,561	6,681,637
JPMorgan Global Natural Resources Fund, Class R6 Shares	7,358,856	166,987	—	—	166,987	705,922	7,969,859
JPMorgan Growth Advantage Fund, Class R5 Shares	7,322,205	7,722,932	49,551	49,551	73,380	1,556,289	15,702,961
JPMorgan High Yield Fund, Class R6 Shares	54,088,080	10,514,413	9,668,403	240,817	1,921,010	7,023,719	57,102,833
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	31,058,799	9,370,350	188,943	188,943	281,408	3,773,824	40,795,038
JPMorgan International Equity Fund, Class R6 Shares	13,225,489	2,267,818	—	—	67,818	1,224,570	17,744,017
JPMorgan International Opportunities Fund, Class R6 Shares	13,337,209	2,001,194	—	—	401,194	1,268,540	16,858,896
JPMorgan International Realty Fund, Class R5 Shares	4,865,909	330,783	—	—	330,783	583,787	5,896,251
JPMorgan Intrepid America Fund, Class R5 Shares	8,171,402	4,979,218	—	—	279,219	518,004	13,478,473
JPMorgan Intrepid International Fund, Institutional Class Shares	7,462,859	1,330,815	—	—	180,815	580,731	9,895,653
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	7,265,610	84,173	84,173	81,436	413,835	7,403,514
JPMorgan Prime Money Market Fund, Institutional Class Shares	46,246,094	95,344,617	80,101,504	—	29,038	61,489,207	61,489,207
JPMorgan Real Return Fund, Institutional Class Shares	15,705,035	4,065,560	365,560	365,560	—	1,824,034	19,827,248
JPMorgan Realty Income Fund, Class R5 Shares	6,988,975	2,014,259	46,303	46,303	47,956	785,485	9,143,050
JPMorgan Small Cap Equity Fund, Class R5	6,011,277	165,106	4,740,860	1,082,418	24,245	45,817	1,758,448
JPMorgan Small Cap Growth Fund, Class R6 Shares	4,467,280	193,234	2,393,234	214,573	—	208,746	2,423,540
JPMorgan Small Cap Value Fund, Class R6 Shares	3,728,892	12,542	1,500,000	17,146	12,542	114,014	2,454,713
JPMorgan U.S. Equity Fund, Class R6 Shares	14,721,765	214,651	8,150,147	821,344	64,505	650,613	7,312,889
JPMorgan Value Advantage Fund, Institutional Class Shares	7,206,911	7,544,700	61,984	61,984	182,715	728,967	15,505,137

Total	$469,540,443			$5,829,383	$7,884,995		$610,848,860

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

	For the six months ended December 31, 2012
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement 2010 Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$4,654,325	$1,100,000	$—	$—	$—	354,910	$4,972,290
JPMorgan Core Bond Fund, Class R6 Shares	107,248,281	28,745,558	21,596,630	230,603	1,683,929	9,546,413	115,225,207
JPMorgan Disciplined Equity Fund, Class R6 Shares	35,131,227	1,546,752	5,357,210	1,237,552	339,541	1,859,192	33,093,614
JPMorgan Emerging Economies Fund, Class R5 Shares	3,312,647	1,055,621	—	—	55,620	345,175	4,791,033
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	18,848,174	—	17,612,397	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	18,146,555	7,980,000	733,724	534,158	1,420,766	12,957,388
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	4,083,090	1,736,868	765,000	22,850	36,867	232,100	5,602,884
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	4,111,193	3,286	3,286	7,906	396,060	4,150,714
JPMorgan Global Natural Resources Fund, Class R6 Shares	5,836,029	114,743	800,000	(439,890)	114,743	485,063	5,476,365
JPMorgan Growth Advantage Fund, Class R5 Shares	5,526,978	4,733,932	33,831	33,831	50,100	1,062,550	10,721,132
JPMorgan High Yield Fund, Class R6 Shares	43,272,302	2,643,124	11,581,793	124,503	1,411,331	4,419,211	35,928,182
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	25,229,685	2,545,610	130,150	130,150	215,460	2,599,538	28,101,010
JPMorgan International Equity Fund, Class R6 Shares	10,779,414	845,808	2,000,000	(39,578)	45,807	766,322	11,104,008
JPMorgan International Opportunities Fund, Class R6 Shares	10,589,130	263,400	850,000	(97,738)	263,401	832,852	11,068,599
JPMorgan International Realty Fund, Class R5 Shares	3,967,068	229,781	650,000	(163,466)	229,781	405,532	4,095,878
JPMorgan Intrepid America Fund, Class R5 Shares	6,397,696	141,727	—	—	141,728	262,933	6,841,512
JPMorgan Intrepid International Fund, Institutional Class Shares	5,331,623	889,692	900,000	(106,272)	109,691	352,300	6,003,198
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	5,628,388	65,255	65,255	63,133	320,823	5,739,520
JPMorgan Prime Money Market Fund, Institutional Class Shares	34,885,637	59,278,251	51,670,338	—	21,641	42,493,550	42,493,550
JPMorgan Real Return Fund, Institutional Class Shares	12,843,680	243,244	243,244	243,244	—	1,213,711	13,193,039
JPMorgan Realty Income Fund, Class R5 Shares	5,578,141	63,015	28,819	28,819	34,195	488,895	5,690,732
JPMorgan Small Cap Equity Fund, Class R5	5,020,410	132,305	4,012,877	862,999	19,429	36,715	1,409,121
JPMorgan Small Cap Growth Fund, Class R6 Shares	2,969,177	99,495	1,899,495	152,812	—	107,482	1,247,866
JPMorgan Small Cap Value Fund, Class R6 Shares	2,730,803	6,061	1,800,000	2,845	6,061	47,186	1,015,913
JPMorgan U.S. Equity Fund, Class R6 Shares	12,971,428	141,800	8,991,927	793,649	49,874	398,334	4,477,273
JPMorgan Value Advantage Fund, Institutional Class Shares	5,643,929	4,417,673	42,473	42,473	125,199	499,501	10,624,384

Total	$372,850,874			$3,861,651	$5,559,595		$386,024,412

102	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	For the six months ended December 31, 2012
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement 2015 Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$4,012,337	$5,100,000	$—	$—	$—	575,040	$8,056,307
JPMorgan Core Bond Fund, Class R6 Shares	237,607,521	98,662,752	413,758	413,758	4,148,993	27,942,303	337,263,595
JPMorgan Disciplined Equity Fund, Class R6 Shares	83,416,818	4,110,596	3,248,276	3,248,276	862,319	5,002,584	89,045,987
JPMorgan Emerging Economies Fund, Class R5 Shares	15,833,481	4,359,764	—	—	259,764	1,612,079	22,375,661
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	36,490,037	—	34,149,062	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	39,094,374	13,100,000	843,804	1,145,313	3,447,724	31,443,241
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	19,531,381	4,677,083	—	—	177,084	1,114,842	26,912,286
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	10,027,299	8,015	8,015	19,283	966,001	10,123,692
JPMorgan Global Natural Resources Fund, Class R6 Shares	5,858,610	79,239	2,500,000	(159,814)	79,239	334,976	3,781,879
JPMorgan Growth Advantage Fund, Class R5 Shares	16,918,825	16,018,662	108,292	108,292	160,369	3,401,201	34,318,119
JPMorgan High Yield Fund, Class R6 Shares	81,614,615	19,296,621	17,744,989	236,830	2,901,632	10,624,157	86,374,396
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	26,474,221	16,066,022	198,325	198,325	267,696	3,961,216	42,820,747
JPMorgan International Equity Fund, Class R6 Shares	31,304,273	2,847,372	3,000,000	93,213	147,373	2,493,548	36,131,504
JPMorgan International Opportunities Fund, Class R6 Shares	33,122,259	3,871,875	4,000,000	(450,188)	871,875	2,756,792	36,637,765
JPMorgan International Realty Fund, Class R5 Shares	11,941,065	811,750	—	—	811,749	1,432,629	14,469,551
JPMorgan Intrepid America Fund, Class R5 Shares	27,670,846	10,146,924	3,000,000	(47,875)	746,923	1,385,687	36,055,578
JPMorgan Intrepid International Fund, Institutional Class Shares	15,514,947	1,347,515	—	—	347,514	1,116,127	19,018,808
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	19,396,908	2,201,734	213,279	195,174	991,816	17,743,591
JPMorgan Prime Money Market Fund, Institutional Class Shares	19,319,736	151,021,727	142,766,163	—	12,280	27,575,300	27,575,300
JPMorgan Real Return Fund, Institutional Class Shares	12,911,675	7,883,014	383,015	383,015	—	1,911,126	20,773,943
JPMorgan Realty Income Fund, Class R5 Shares	18,125,753	3,127,470	108,773	108,773	118,699	1,845,230	21,478,477
JPMorgan Small Cap Equity Fund, Class R5 Shares	15,117,231	450,505	11,584,349	1,595,012	66,156	125,016	4,798,099
JPMorgan Small Cap Growth Fund, Class R6 Shares	10,102,924	460,378	5,160,378	272,906	—	497,336	5,774,076
JPMorgan Small Cap Value Fund, Class R6 Shares	7,981,490	30,310	2,600,000	(248,296)	30,310	275,519	5,931,928
JPMorgan U.S. Equity Fund, Class R6 Shares	46,235,550	5,865,070	24,607,874	1,953,628	257,199	2,634,031	29,606,508
JPMorgan Value Advantage Fund, Institutional Class Shares	16,627,102	17,464,550	143,005	143,005	421,545	1,681,813	35,772,169

Total	$793,732,697			$8,913,958	$14,048,489		$1,004,283,207

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

	For the six months ended December 31, 2012
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement 2020 Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$1,127,808	$2,600,000	$—	$—	$—	243,514	$3,411,635
JPMorgan Core Bond Fund, Class R6 Shares	409,513,123	194,474,377	17,740,025	768,772	7,334,352	48,785,683	588,843,197
JPMorgan Disciplined Equity Fund, Class R6 Shares	181,318,984	44,719,811	69,012,380	8,130,639	1,707,431	9,259,507	164,819,232
JPMorgan Emerging Economies Fund, Class R5 Shares	45,754,674	6,172,367	—	—	672,367	4,172,668	57,916,626
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	64,693,905	—	60,161,605	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	66,742,056	24,220,000	1,983,388	1,980,451	5,758,433	52,516,913
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	57,497,458	15,068,574	8,675,000	(600,542)	468,575	2,949,943	71,211,618
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	17,046,408	13,626	13,626	32,781	1,642,202	17,210,276
JPMorgan Global Natural Resources Fund, Class R6 Shares	2,098,522	47,620	—	—	47,620	201,308	2,272,762
JPMorgan Growth Advantage Fund, Class R5 Shares	48,944,511	38,652,873	7,763,160	(269,389)	389,713	8,265,239	83,396,260
JPMorgan High Yield Fund, Class R6 Shares	150,999,051	33,800,504	46,708,248	695,753	5,272,255	17,697,346	143,879,421
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	9,596,851	10,182,407	91,849	91,849	90,559	1,834,540	19,831,377
JPMorgan International Equity Fund, Class R6 Shares	79,427,027	14,828,879	11,500,000	(828,203)	378,880	6,564,138	95,114,353
JPMorgan International Opportunities Fund, Class R6 Shares	82,512,128	8,713,637	6,800,000	(943,521)	2,213,637	6,999,324	93,021,022
JPMorgan International Realty Fund, Class R5 Shares	25,856,394	1,757,707	—	—	1,757,708	3,102,120	31,331,409
JPMorgan Intrepid America Fund, Class R5 Shares	70,264,678	19,279,616	6,660,000	(288,813)	1,779,617	3,301,532	85,905,874
JPMorgan Intrepid International Fund, Institutional Class Shares	40,179,869	849,051	—	—	849,051	2,726,935	46,466,978
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	49,739,449	4,528,314	359,991	511,134	2,597,436	46,468,130
JPMorgan Prime Money Market Fund, Institutional Class Shares	43,534,079	287,399,607	292,115,571	—	23,430	38,818,115	38,818,115
JPMorgan Real Return Fund, Institutional Class Shares	5,259,723	4,172,919	172,920	172,920	—	862,816	9,378,815
JPMorgan Realty Income Fund, Class R5 Shares	45,540,523	14,543,439	6,968,797	(80,653)	294,641	4,604,545	53,596,904
JPMorgan Small Cap Equity Fund, Class R5 Shares	28,504,783	1,129,298	19,163,462	3,554,410	165,835	313,381	12,027,560
JPMorgan Small Cap Growth Fund, Class R6 Shares	21,245,796	1,068,623	9,768,622	312,593	—	1,154,408	13,402,676
JPMorgan Small Cap Value Fund, Class R6 Shares	20,164,060	71,290	7,500,000	(85,515)	71,290	648,042	13,952,338
JPMorgan U.S. Equity Fund, Class R6 Shares	110,077,835	2,256,529	40,578,413	2,485,608	678,114	6,839,568	76,876,742
JPMorgan Value Advantage Fund, Institutional Class Shares	49,066,828	36,844,853	5,340,663	170,660	1,004,190	4,006,359	85,215,262

Total	$1,593,178,610			$15,643,573	$27,723,631		$1,906,885,495

104	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	For the six months ended December 31, 2012
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$144,952,292	$120,042,443	$319,875	$319,875	$2,922,568	21,987,707	$265,391,619
JPMorgan Disciplined Equity Fund, Class R6 Shares	113,564,632	11,647,929	9,463,109	4,350,866	1,184,821	6,873,515	122,348,573
JPMorgan Emerging Economies Fund, Class R5 Shares	28,167,412	11,585,723	2,000,000	(361,532)	485,723	3,014,365	41,839,387
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	32,259,851	—	30,383,491	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	35,011,569	12,000,000	890,583	1,028,078	3,037,928	27,705,901
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	36,524,815	10,443,397	—	—	343,398	2,161,884	52,187,869
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	8,623,477	6,893	6,893	16,584	830,761	8,706,375
JPMorgan Growth Advantage Fund, Class R5 Shares	32,998,678	26,986,568	196,126	196,126	290,442	6,159,853	62,152,918
JPMorgan High Yield Fund, Class R6 Shares	80,121,881	27,739,318	21,706,886	251,962	2,982,432	10,986,301	89,318,623
JPMorgan International Equity Fund, Class R6 Shares	49,840,157	6,900,407	—	—	250,407	4,498,688	65,185,994
JPMorgan International Opportunities Fund, Class R6 Shares	49,923,659	12,319,837	—	—	1,619,837	5,121,781	68,068,469
JPMorgan International Realty Fund, Class R5 Shares	14,926,782	2,076,797	—	—	1,076,798	1,900,404	19,194,079
JPMorgan Intrepid America Fund, Class R5 Shares	42,326,999	13,191,694	—	—	1,191,694	2,210,823	57,525,617
JPMorgan Intrepid International Fund, Institutional Class Shares	25,297,371	4,971,368	—	—	621,368	1,995,677	34,006,344
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	36,123,852	418,734	418,734	405,118	2,058,693	36,830,014
JPMorgan Prime Money Market Fund, Institutional Class Shares	24,200,474	212,873,558	209,936,428	—	14,089	27,137,604	27,137,604
JPMorgan Realty Income Fund, Class R5 Shares	27,932,341	8,484,774	186,251	186,251	198,523	3,159,572	36,777,413
JPMorgan Small Cap Equity Fund, Class R5 Shares	19,744,347	706,150	14,002,454	1,736,257	103,697	195,958	7,520,850
JPMorgan Small Cap Growth Fund, Class R6 Shares	13,998,276	647,405	7,047,405	575,893	—	699,377	8,119,769
JPMorgan Small Cap Value Fund, Class R6 Shares	11,358,134	43,132	3,700,000	(85,281)	43,132	392,078	8,441,434
JPMorgan U.S. Equity Fund, Class R6 Shares	68,026,205	6,339,058	23,123,194	964,757	465,864	4,867,015	54,705,245
JPMorgan Value Advantage Fund, Institutional Class Shares	31,260,260	30,264,703	257,033	257,033	757,670	3,022,831	64,295,612

Total	$847,424,566			$9,708,417	$16,002,243		$1,157,459,709

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

	For the six months ended December 31, 2012
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$132,069,128	$142,737,360	$339,504	$339,504	$2,897,856	22,792,563	$275,106,236
JPMorgan Disciplined Equity Fund, Class R6 Shares	205,085,811	18,161,092	72,876,887	6,704,757	1,809,205	8,909,876	158,595,796
JPMorgan Emerging Economies Fund, Class R5 Shares	50,082,515	16,071,556	6,000,000	(1,358,606)	771,556	4,788,224	66,460,546
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	49,328,309	—	45,575,207	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	49,804,419	25,050,000	2,400,640	1,429,212	3,584,966	32,694,886
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	64,421,509	14,945,756	4,900,000	(329,903)	545,755	3,435,841	82,941,194
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	10,628,936	8,496	8,496	20,440	1,023,961	10,731,113
JPMorgan Growth Advantage Fund, Class R5 Shares	58,862,082	36,930,769	314,712	314,712	466,057	9,884,383	99,733,424
JPMorgan High Yield Fund, Class R6 Shares	130,931,105	29,140,540	37,723,404	952,950	4,592,135	15,670,900	127,404,419
JPMorgan International Equity Fund, Class R6 Shares	91,754,900	5,929,355	6,400,000	(533,079)	429,354	7,282,879	105,528,912
JPMorgan International Opportunities Fund, Class R6 Shares	92,602,967	11,654,961	8,725,000	(840,339)	2,504,960	7,920,461	105,262,927
JPMorgan International Realty Fund, Class R5 Shares	25,598,882	3,227,116	—	—	1,827,116	3,224,614	32,568,604
JPMorgan Intrepid America Fund, Class R5 Shares	80,913,970	17,104,790	—	—	2,104,790	3,904,791	101,602,661
JPMorgan Intrepid International Fund, Institutional Class Shares	48,275,674	6,504,205	6,200,000	(594,899)	1,004,205	3,225,252	54,958,296
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	64,741,968	9,504,525	209,952	587,443	3,155,397	56,450,060
JPMorgan Prime Money Market Fund, Institutional Class Shares	41,444,108	247,547,882	252,979,166	—	19,802	36,012,824	36,012,824
JPMorgan Realty Income Fund, Class R5 Shares	50,663,969	12,509,751	8,230,384	(120,243)	329,366	4,756,449	55,365,070
JPMorgan Small Cap Equity Fund, Class R5 Shares	36,021,300	2,778,545	27,190,793	3,969,969	187,752	354,797	13,617,126
JPMorgan Small Cap Growth Fund, Class R6 Shares	21,758,879	2,178,307	10,078,309	1,136,120	—	1,272,900	14,778,371
JPMorgan Small Cap Value Fund, Class R6 Shares	22,389,569	78,747	8,400,000	(298,954)	78,749	715,843	15,412,101
JPMorgan U.S. Equity Fund, Class R6 Shares	122,004,604	5,695,945	41,885,781	1,706,609	810,165	8,171,454	91,847,136
JPMorgan Value Advantage Fund, Institutional Class Shares	59,630,043	37,716,749	409,536	409,536	1,207,212	4,816,346	102,443,676

Total	$1,383,839,324			$14,077,222	$23,623,130		$1,639,515,378

106	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	For the six months ended December 31, 2012
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$25,796,590	$52,026,940	$96,027	$96,027	$730,913	6,442,345	$77,759,105
JPMorgan Disciplined Equity Fund, Class R6 Shares	81,578,409	7,021,078	6,177,538	3,109,857	843,541	4,893,643	87,106,838
JPMorgan Emerging Economies Fund, Class R5 Shares	22,108,085	9,790,293	—	—	390,293	2,529,195	35,105,221
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	16,963,205	—	15,963,758	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	18,882,700	9,000,000	726,103	518,942	1,357,671	12,381,959
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	27,822,450	9,371,158	—	—	271,158	1,707,097	41,209,311
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	4,010,919	3,206	3,206	7,713	386,400	4,049,476
JPMorgan Growth Advantage Fund, Class R5 Shares	27,236,843	21,495,199	159,297	159,297	235,902	5,003,145	50,481,728
JPMorgan High Yield Fund, Class R6 Shares	49,444,006	16,227,218	14,393,427	215,022	1,833,791	6,547,547	53,231,561
JPMorgan International Equity Fund, Class R6 Shares	39,550,550	8,705,499	—	—	205,498	3,802,041	55,091,576
JPMorgan International Opportunities Fund, Class R6 Shares	39,651,940	9,063,751	—	—	1,273,751	4,027,489	53,525,330
JPMorgan International Realty Fund, Class R5 Shares	12,056,764	2,169,613	—	—	819,614	1,583,011	15,988,413
JPMorgan Intrepid America Fund, Class R5 Shares	36,141,123	15,363,659	—	—	1,038,660	2,043,103	53,161,551
JPMorgan Intrepid International Fund, Institutional Class Shares	22,244,695	4,344,814	—	—	544,813	1,749,801	29,816,607
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	28,547,937	329,323	329,323	318,616	1,619,103	28,965,750
JPMorgan Prime Money Market Fund, Institutional Class Shares	16,193,288	142,317,088	142,569,719	—	8,997	15,940,657	15,940,657
JPMorgan Realty Income Fund, Class R5 Shares	21,384,306	8,009,791	150,085	150,085	159,704	2,546,055	29,636,083
JPMorgan Small Cap Equity Fund, Class R5 Shares	16,060,706	2,125,742	11,419,168	1,524,705	106,574	201,394	7,729,501
JPMorgan Small Cap Growth Fund, Class R6 Shares	9,921,346	1,962,835	4,412,835	271,342	—	680,752	7,903,536
JPMorgan Small Cap Value Fund, Class R6 Shares	8,890,518	1,434,660	4,100,000	(110,477)	34,660	315,064	6,783,319
JPMorgan U.S. Equity Fund, Class R6 Shares	54,227,819	11,350,365	18,256,510	958,360	393,854	4,458,082	50,108,837
JPMorgan Value Advantage Fund, Institutional Class Shares	26,780,269	21,141,454	200,482	200,482	590,972	2,357,769	50,149,742

Total	$554,052,912			$7,633,332	$10,327,966		$766,126,101

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

	For the six months ended December 31, 2012
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$32,904,742	$66,025,019	$12,895,425	$144,168	$869,594	7,141,794	$86,201,458
JPMorgan Disciplined Equity Fund, Class R6 Shares	135,092,854	23,553,136	37,175,753	4,477,576	1,377,383	7,201,004	128,177,865
JPMorgan Emerging Economies Fund, Class R5 Shares	39,439,841	13,454,011	5,785,000	(1,355,700)	604,010	3,748,447	52,028,439
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	28,658,292	—	26,275,610	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	29,085,937	17,220,000	1,687,003	810,327	1,830,116	16,690,659
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	49,538,782	11,676,803	4,475,000	(307,233)	416,802	2,624,006	63,343,498
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	5,515,014	4,408	4,408	10,606	531,301	5,568,030
JPMorgan Growth Advantage Fund, Class R5 Shares	48,843,747	26,615,426	248,066	248,066	367,360	7,791,174	78,612,949
JPMorgan High Yield Fund, Class R6 Shares	85,611,489	19,599,712	29,708,391	846,025	3,006,320	9,692,647	78,801,217
JPMorgan International Equity Fund, Class R6 Shares	71,430,562	9,088,844	7,600,000	(724,691)	338,845	5,799,610	84,036,342
JPMorgan International Opportunities Fund, Class R6 Shares	72,130,290	11,598,767	7,400,000	(1,055,694)	1,998,767	6,319,925	83,991,799
JPMorgan International Realty Fund, Class R5 Shares	20,235,138	1,375,577	—	—	1,375,577	2,427,710	24,519,869
JPMorgan Intrepid America Fund, Class R5 Shares	63,505,575	11,734,635	—	—	1,619,634	3,004,734	78,183,184
JPMorgan Intrepid International Fund, Institutional Class Shares	39,529,954	3,223,806	3,075,000	(455,632)	823,807	2,645,857	45,085,411
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	46,764,721	7,457,296	147,991	442,426	2,248,279	40,221,706
JPMorgan Prime Money Market Fund, Institutional Class Shares	28,442,663	172,639,545	175,918,624	—	13,694	25,163,584	25,163,584
JPMorgan Realty Income Fund, Class R5 Shares	39,891,695	12,179,334	6,520,808	(99,530)	258,526	3,943,567	45,903,117
JPMorgan Small Cap Equity Fund, Class R5 Shares	28,357,491	3,025,155	22,074,615	3,173,086	150,542	284,482	10,918,422
JPMorgan Small Cap Growth Fund, Class R6 Shares	17,005,740	911,690	7,211,690	815,828	—	984,878	11,434,430
JPMorgan Small Cap Value Fund, Class R6 Shares	16,773,627	60,658	6,000,000	(186,373)	60,658	551,395	11,871,538
JPMorgan U.S. Equity Fund, Class R6 Shares	103,529,506	5,276,044	35,899,245	1,251,097	676,798	6,929,836	77,891,360
JPMorgan Value Advantage Fund, Institutional Class Shares	47,121,455	36,728,713	311,244	311,244	917,470	4,124,416	87,726,328

Total	$968,043,443			$8,921,639	$16,139,146		$1,136,371,205

108	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	For the six months ended December 31, 2012
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$8,811,746	$19,193,848	$34,703	$34,703	$279,144	2,318,949	$27,989,712
JPMorgan Disciplined Equity Fund, Class R6 Shares	39,801,927	4,583,705	1,646,586	1,646,586	437,119	2,535,863	45,138,368
JPMorgan Emerging Economies Fund, Class R5 Shares	10,529,044	4,745,755	—	—	195,755	1,214,843	16,862,024
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	7,686,498	—	7,276,961	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	8,635,448	4,300,000	347,641	238,488	595,258	5,428,751
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	13,212,121	5,370,228	—	—	135,229	851,342	20,551,392
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	1,804,913	1,443	1,443	3,471	173,880	1,822,264
JPMorgan Growth Advantage Fund, Class R5 Shares	12,946,899	10,640,891	76,944	76,944	113,947	2,416,645	24,383,953
JPMorgan High Yield Fund, Class R6 Shares	22,829,847	7,777,508	6,412,166	112,781	870,342	3,091,741	25,135,852
JPMorgan International Equity Fund, Class R6 Shares	19,459,426	3,628,118	—	—	98,118	1,824,321	26,434,410
JPMorgan International Opportunities Fund, Class R6 Shares	18,680,501	7,282,859	—	—	642,858	2,128,725	28,290,755
JPMorgan International Realty Fund, Class R5 Shares	5,418,923	1,534,767	—	—	434,766	767,304	7,749,771
JPMorgan Intrepid America Fund, Class R5 Shares	16,423,281	9,386,208	—	—	516,208	1,022,169	26,596,842
JPMorgan Intrepid International Fund, Institutional Class Shares	10,738,980	2,394,083	—	—	269,082	864,222	14,726,336
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	13,925,030	152,195	152,195	147,834	790,079	14,134,518
JPMorgan Prime Money Market Fund, Institutional Class Shares	7,225,205	75,825,755	75,972,215	—	4,109	7,078,745	7,078,745
JPMorgan Realty Income Fund, Class R5 Shares	10,430,782	4,662,760	73,459	73,459	79,302	1,309,418	15,241,621
JPMorgan Small Cap Equity Fund, Class R5 Shares	7,811,987	1,087,558	5,509,318	606,163	53,241	100,610	3,861,428
JPMorgan Small Cap Growth Fund, Class R6 Shares	3,834,194	2,198,957	2,498,956	197,344	—	322,956	3,749,516
JPMorgan Small Cap Value Fund, Class R6 Shares	4,618,236	518,001	1,800,000	(47,326)	18,002	168,241	3,622,227
JPMorgan U.S. Equity Fund, Class R6 Shares	25,947,251	6,685,006	7,837,798	408,871	197,208	2,331,559	26,206,721
JPMorgan Value Advantage Fund, Institutional Class Shares	12,746,460	11,041,977	99,291	99,291	292,685	1,167,709	24,837,169

Total	$259,153,308			$3,710,095	$5,026,908		$369,842,375

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

	For the six months ended December 31, 2012
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$8,366,081	$19,609,170	$2,625,325	$38,030	$248,845	2,102,935	$25,382,431
JPMorgan Disciplined Equity Fund, Class R6 Shares	37,888,874	5,429,651	6,839,631	1,213,201	390,020	2,158,768	38,426,077
JPMorgan Emerging Economies Fund, Class R5 Shares	9,864,837	4,139,408	—	—	179,407	1,113,389	15,453,840
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	7,192,499	—	6,818,728	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	8,450,398	4,600,000	345,975	221,671	532,949	4,860,494
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	12,682,936	5,073,359	800,000	(79,768)	123,359	776,618	18,747,549
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	1,604,368	1,282	1,282	3,085	154,560	1,619,791
JPMorgan Growth Advantage Fund, Class R5 Shares	11,891,943	11,318,894	68,078	68,078	100,816	2,385,205	24,066,719
JPMorgan High Yield Fund, Class R6 Shares	22,307,941	6,929,393	6,481,005	91,929	818,388	2,906,665	23,631,183
JPMorgan International Equity Fund, Class R6 Shares	17,718,024	5,168,247	1,300,000	(107,820)	93,248	1,701,110	24,649,083
JPMorgan International Opportunities Fund, Class R6 Shares	18,179,933	6,233,737	1,300,000	(197,734)	573,737	1,897,313	25,215,293
JPMorgan International Realty Fund, Class R5 Shares	4,665,875	2,998,447	600,000	(5,883)	373,447	772,835	7,805,632
JPMorgan Intrepid America Fund, Class R5 Shares	15,410,260	7,532,826	—	—	487,826	905,012	23,548,400
JPMorgan Intrepid International Fund, Institutional Class Shares	10,312,680	2,008,754	—	—	238,754	809,194	13,788,671
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	13,406,903	1,431,983	74,054	134,921	685,627	12,265,866
JPMorgan Prime Money Market Fund, Institutional Class Shares	6,985,704	70,425,345	68,967,614	—	3,682	8,443,435	8,443,435
JPMorgan Realty Income Fund, Class R5 Shares	10,148,439	2,901,290	66,571	66,571	74,719	1,129,318	13,145,265
JPMorgan Small Cap Equity Fund, Class R5 Shares	7,570,511	1,731,118	6,182,493	639,762	48,624	91,885	3,526,557
JPMorgan Small Cap Growth Fund, Class R6 Shares	4,841,072	883,001	2,383,001	168,373	—	305,719	3,549,403
JPMorgan Small Cap Value Fund, Class R6 Shares	3,627,652	517,089	975,000	(34,818)	17,089	159,940	3,443,507
JPMorgan U.S. Equity Fund, Class R6 Shares	24,114,008	5,299,662	8,237,068	353,871	187,595	2,002,230	22,505,060
JPMorgan Value Advantage Fund, Institutional Class Shares	11,916,111	10,836,212	95,298	95,298	280,914	1,120,748	23,838,311

Total	$245,685,380			$2,730,401	$4,600,147		$337,912,567

110	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	For the six months ended December 31, 2012
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$43,625	$126,486	$138,196	$81	$741	2,658	$32,081
JPMorgan Disciplined Equity Fund, Class R6 Shares	275,044	601,155	100,750	22,616	5,704	44,588	793,660
JPMorgan Emerging Economies Fund, Class R5 Shares	59,507	144,709	10,000	(277)	2,309	15,113	209,770
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	43,882	2,500	45,404	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	92,175	30,100	584	1,770	7,354	67,065
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	76,156	172,158	21,000	(222)	1,507	10,183	245,820
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	21,358	17	17	41	2,058	21,563
JPMorgan Growth Advantage Fund, Class R5 Shares	74,597	264,147	26,424	(444)	1,321	31,544	318,280
JPMorgan High Yield Fund, Class R6 Shares	87,542	190,644	13,091	1,476	5,653	33,225	270,118
JPMorgan International Equity Fund, Class R6 Shares	109,024	247,687	25,500	(643)	1,038	24,969	361,807
JPMorgan International Opportunities Fund, Class R6 Shares	108,829	259,552	31,300	(607)	8,002	26,894	357,425
JPMorgan International Realty Fund, Class R5 Shares	29,218	62,767	9,500	(189)	4,667	8,750	88,376
JPMorgan Intrepid America Fund, Class R5 Shares	107,034	299,937	24,500	(869)	7,137	14,844	386,249
JPMorgan Intrepid International Fund, Institutional Class Shares	60,141	164,938	26,000	(552)	3,638	12,508	213,144
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	178,924	13,960	1,254	1,713	9,411	168,359
JPMorgan Prime Money Market Fund, Institutional Class Shares	75,366	2,058,566	2,090,291	—	19	43,641	43,641
JPMorgan Realty Income Fund, Class R5 Shares	60,393	128,902	8,351	404	750	15,805	183,972
JPMorgan Small Cap Equity Fund, Class R5 Shares	45,740	54,632	57,002	4,400	631	1,192	45,736
JPMorgan Small Cap Growth Fund, Class R6 Shares	22,737	42,547	21,096	2,796	—	3,887	45,126
JPMorgan Small Cap Value Fund, Class R6 Shares	21,117	44,243	21,700	(519)	194	2,106	45,333
JPMorgan U.S. Equity Fund, Class R6 Shares	184,671	281,676	110,038	5,108	2,638	32,742	368,025
JPMorgan Value Advantage Fund, Institutional Class Shares	74,280	254,055	20,404	425	3,402	14,870	316,294

Total	$1,558,903			$34,839	$52,875		$4,581,844

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of realized gains from the Underlying Funds, if any, are recorded on the ex-dividend date.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Funds. The Advisor supervises the investments of each respective Fund and receives no compensation for performing such services although the Advisor and its affiliates receive investment advisory fees from the Underlying Funds.

The Advisor reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (other than transfer agency and sub-transfer agency expenses), the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2012, the Distributor retained the following amounts:

	Front-End Sales Charge	CDSC
SmartRetirement Income Fund	$5,272	$1
SmartRetirement 2010 Fund	1,477	—
SmartRetirement 2015 Fund	9,726	1
SmartRetirement 2020 Fund	20,602	219
SmartRetirement 2025 Fund	13,325	458
SmartRetirement 2030 Fund	17,879	196
SmartRetirement 2035 Fund	13,104	67
SmartRetirement 2040 Fund	13,463	42
SmartRetirement 2045 Fund	5,361	266
SmartRetirement 2050 Fund	4,746	9
SmartRetirement 2055 Fund	64	—

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

112	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its administration agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Institutional Class	Select Class
SmartRetirement Income Fund	0.27%	0.92%	0.52%	0.02%	0.17%
SmartRetirement 2010 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2015 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2020 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2025 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2030 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2035 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2040 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2045 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2050 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2055 Fund	0.29	0.94	0.54	0.04	0.19

The expense limitation agreements were in effect for the six months ended December 31, 2012. The expense limitation percentages in the table above are in place until at least October 31, 2013.

The Underlying Funds may impose separate shareholder service fees. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and 0.10% for Institutional Class Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class R2 and Select Class Shares and up to 0.10% with respect to Institutional Class Shares.

For the six months ended December 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
SmartRetirement Income Fund	$386,617	$139,049
SmartRetirement 2010 Fund	303,300	90,119
SmartRetirement 2015 Fund	672,654	166,976
SmartRetirement 2020 Fund	1,294,835	348,469
SmartRetirement 2025 Fund	809,367	145,353
SmartRetirement 2030 Fund	1,140,302	318,799
SmartRetirement 2035 Fund	536,755	145,779
SmartRetirement 2040 Fund	799,372	380,606
SmartRetirement 2045 Fund	261,905	123,187
SmartRetirement 2050 Fund	227,090	141,493
SmartRetirement 2055 Fund	2,092	3,635

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

During the six months ended December 31, 2012, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended December 31, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
SmartRetirement Income Fund	$144,587,410	$33,300,000	$—	$1,067,602
SmartRetirement 2010 Fund	61,969,943	67,295,000	—	736,068
SmartRetirement 2015 Fund	257,046,993	87,300,000	—	2,529,599
SmartRetirement 2020 Fund	524,600,679	280,255,000	—	4,704,344
SmartRetirement 2025 Fund	343,766,112	85,650,000	—	3,087,226
SmartRetirement 2030 Fund	442,965,660	261,675,000	—	7,345,468
SmartRetirement 2035 Fund	237,081,868	62,150,000	—	2,124,052
SmartRetirement 2040 Fund	311,217,393	201,145,000	—	5,505,299
SmartRetirement 2045 Fund	119,820,658	27,100,000	—	664,083
SmartRetirement 2050 Fund	115,253,200	41,080,000	—	582,974
SmartRetirement 2055 Fund	3,589,786	661,850	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SmartRetirement Income Fund	$570,851,143	$48,108,875	$4,124,980	$43,983,895
SmartRetirement 2010 Fund	351,987,126	39,775,131	3,077,747	36,697,384
SmartRetirement 2015 Fund	922,940,616	90,309,285	2,065,802	88,243,483
SmartRetirement 2020 Fund	1,728,745,107	195,018,624	622,892	194,395,732
SmartRetirement 2025 Fund	1,079,170,286	91,585,028	—	91,585,028
SmartRetirement 2030 Fund	1,478,182,262	187,548,350	—	187,548,350
SmartRetirement 2035 Fund	713,767,639	64,406,183	—	64,406,183
SmartRetirement 2040 Fund	1,015,665,391	138,697,146	—	138,697,146
SmartRetirement 2045 Fund	346,929,057	28,711,665	—	28,711,665
SmartRetirement 2050 Fund	316,218,214	27,046,663	—	27,046,663
SmartRetirement 2055 Fund	4,414,525	169,725	2,406	167,319

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the following Funds had post-enactment net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
SmartRetirement 2030 Fund	$664,783	$—
SmartRetirement 2040 Fund	6,455,974	4,823,414

114	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

At June 30, 2012, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

	2017	2018	Total
SmartRetirement Income Fund	$1,793,770	$10,414,717	$12,208,487
SmartRetirement 2010 Fund	2,657,415	13,143,610	15,801,025
SmartRetirement 2015 Fund	1,500,636	17,362,533	18,863,169
SmartRetirement 2020 Fund	—	32,863,839	32,863,839
SmartRetirement 2030 Fund	366,509	30,215,691	30,582,200
SmartRetirement 2040 Fund	—	9,509,779	9,509,779

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (“the Order”) permitting the establishment and operation of an Interfund Lending Facility (“the Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

Fund	% of Net Assets
JPMorgan Disciplined Equity Fund	71%
JPMorgan Emerging Economies Fund	55
JPMorgan Emerging Markets Debt Fund	37
JPMorgan Emerging Markets Equity Fund	16
JPMorgan Emerging Markets Local Currency Debt Fund	78
JPMorgan Global Natural Resources Fund	27
JPMorgan Growth Advantage Fund	33
JPMorgan International Equity Fund	45
JPMorgan International Opportunities Fund	59
JPMorgan International Realty Fund	78

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

Fund	% of Net Assets
JPMorgan Intrepid America Fund	25%
JPMorgan Intrepid International Fund	75
JPMorgan Mid Cap Core Fund	35
JPMorgan Real Return Fund	34
JPMorgan Realty Income Fund	34
JPMorgan Small Cap Value Fund	11
JPMorgan Value Advantage Fund	24

Additionally, the Advisor owns a significant portion of the outstanding shares of the SmartRetirement 2055 Fund. Significant shareholder transactions, if any, may impact the Fund’s performance.

116	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement Income Fund
Class A
Actual	$1,000.00	$1,050.80	$1.40	0.27%
Hypothetical	1,000.00	1,023.84	1.38	0.27
Class C
Actual	1,000.00	1,047.70	4.75	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92
Class R2
Actual	1,000.00	1,049.90	2.69	0.52
Hypothetical	1,000.00	1,022.58	2.65	0.52
Institutional Class
Actual	1,000.00	1,052.00	0.10	0.02
Hypothetical	1,000.00	1,025.10	0.10	0.02
Select Class
Actual	1,000.00	1,051.30	0.88	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17

SmartRetirement 2010 Fund
Class A
Actual	1,000.00	1,050.50	1.45	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class C
Actual	1,000.00	1,047.50	4.80	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class R2
Actual	1,000.00	1,050.00	2.74	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	117

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2010 Fund (continued)
Institutional Class
Actual	$1,000.00	$1,052.30	$0.16	0.03%
Hypothetical	1,000.00	1,025.05	0.15	0.03
Select Class
Actual	1,000.00	1,051.50	0.93	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18

SmartRetirement 2015 Fund
Class A
Actual	1,000.00	1,061.30	1.45	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class C
Actual	1,000.00	1,058.40	4.83	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class R2
Actual	1,000.00	1,059.60	2.75	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53
Institutional Class
Actual	1,000.00	1,062.40	0.16	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03
Select Class
Actual	1,000.00	1,061.70	0.94	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18

SmartRetirement 2020 Fund
Class A
Actual	1,000.00	1,070.20	1.46	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class C
Actual	1,000.00	1,067.00	4.85	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class R2
Actual	1,000.00	1,068.40	2.76	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53
Institutional Class
Actual	1,000.00	1,071.20	0.16	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03
Select Class
Actual	1,000.00	1,070.40	0.94	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18

SmartRetirement 2025 Fund
Class A
Actual	1,000.00	1,077.50	1.52	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,073.90	4.91	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,076.50	2.83	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,079.30	0.21	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,078.60	1.00	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

118	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2030 Fund
Class A
Actual	$1,000.00	$1,084.20	$1.52	0.29%
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,080.00	4.93	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,082.50	2.83	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,085.10	0.21	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,085.10	1.00	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

SmartRetirement 2035 Fund
Class A
Actual	1,000.00	1,089.60	1.53	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,085.80	4.94	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,087.80	2.84	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,090.50	0.21	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,089.80	1.00	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

SmartRetirement 2040 Fund
Class A
Actual	1,000.00	1,090.00	1.53	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,086.00	4.94	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,089.10	2.84	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,091.60	0.21	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,090.90	1.00	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

SmartRetirement 2045 Fund
Class A
Actual	1,000.00	1,090.90	1.53	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	119

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2045 Fund (continued)
Class C
Actual	$1,000.00	$1,087.00	$4.94	0.94%
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,089.80	2.84	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,092.50	0.21	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,091.10	1.00	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

SmartRetirement 2050 Fund
Class A
Actual	1,000.00	1,090.50	1.53	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,087.00	4.94	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,088.70	2.84	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,091.50	0.21	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,091.50	1.00	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

SmartRetirement 2055 Fund
Class A
Actual	1,000.00	1,091.30	1.53	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,087.40	4.95	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,090.20	2.84	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,092.90	0.21	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,091.50	1.00	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

120	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information of the Funds and the Underlying Funds received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ and the Underlying Funds’ performance against the Funds’ and the Underlying Funds’ peers and benchmarks and analyses by the Advisor of the Funds, and the Underlying Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ and the Underlying Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trust-

ees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	121

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Funds and the Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and the Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds including the benefits received by the Advisor and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities in certain of the Underlying Funds that invest primarily in U.S. equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds and/or Underlying Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services to the Underlying Funds, noting that JPMFM pays such fees for the Funds pursuant to the Administration Agreement.

Economies of Scale

The Trustees noted that there was not an investment advisory fee or administrative fee charged to the Funds. The Trustees further noted that JPMFM paid many of the ordinary expenses incurred by the Funds including organization costs, taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (not including transfer agency fees), the cost of custodian and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Underlying Funds. In determining whether to continue the Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees noted that there was no investment advisory fee charged directly to the Funds. The Trustees further noted that the overall fee structure of the Funds as compared to the Advisor’s other clients was reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information,

122	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

which included the ranking of the Funds review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s performance was in the fourth, third and third quintiles for Class A shares and in the fourth, third and second quintiles for Select Class shares for the one-,three- and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2010 Fund’s performance was in the third, third and second quintiles for Class A shares and in the third, second and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2015 Fund’s performance was in the third, first and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2020 Fund’s performance was in the third, first and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2025 Fund’s performance was in the fourth and first quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2030 Fund’s performance was in the fifth, first and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2035 Fund’s performance was in the fifth and first quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2040 Fund’s performance was in the fourth, second and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2045 Fund’s performance was in the fourth and second quintiles for Class A shares and in the fourth and first quintiles for Select Class shares for the one- and three-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	123

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

The Trustees noted that the SmartRetirement 2050 Fund’s performance was in the fourth and second quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Advisor and the Trustees considered the reasonableness of the investment advisory fee and expense ratio of the Underlying Funds with respect to the Funds. The Trustees considered the contractual advisory fee rate paid by each Underlying Fund to the Advisor or its affiliates by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Underlying Fund. The Trustees recognized that Lipper reported each Underlying Fund’s management fee rate as the combined contractual advisory fee rate and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Underlying Fund and considered the net advisory fee rate after taking into account waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2010 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2015 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the fac-

tors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2020 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2025 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2030 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2035 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2040 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2045 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2050 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

124	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2012

TAX LETTER

(Unaudited)

Foreign Source Income and Foreign Tax Credit Pass Through

The Funds are required to notify shareholders that for the fiscal period ended June 30, 2012, the Funds elected to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign gross income and foreign tax expenses are as follows:

	Foreign Gross Income	Foreign Tax Pass Through
SmartRetirement Income Fund	$921,423	$75,538
SmartRetirement 2010 Fund	823,390	65,963
SmartRetirement 2015 Fund	2,320,711	201,309
SmartRetirement 2020 Fund	5,405,998	490,521
SmartRetirement 2025 Fund	3,109,492	282,632

	Foreign Gross Income	Foreign Tax Pass Through
SmartRetirement 2030 Fund	$6,268,952	$569,723
SmartRetirement 2035 Fund	2,400,627	220,670
SmartRetirement 2040 Fund	4,688,038	431,252
SmartRetirement 2045 Fund	1,099,007	100,754
SmartRetirement 2050 Fund	1,043,661	95,462
SmartRetirement 2055 Fund	1,542	138

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates. These shareholders should refer to their 2012 Form 1099-DIV for foreign tax paid.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT FUNDS	125

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	SAN-SR-1212

Semi-Annual Report

JPMorgan SmartRetirement Blend Funds

December 31, 2012 (Unaudited)

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2015 Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the six months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. treasury yields remain low

Yields for U.S. Treasury securities remained at historically low levels throughout the six-month period. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended December 31, 2012.

International stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the six months ended December 31, 2012.

Investment implications for the U.S. debt and deficit negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	1

JPMorgan SmartRetirement Blend Funds

FUND FACTS

FOR THE PERIOD JULY 2, 2012 (FUNDS INCEPTION DATE) THROUGH DECEMBER 31, 2012 (Unaudited)

Fund	Fund Return*^	Primary Benchmark Return^	Primary Benchmark	Fund Net Assets as of 12/31/2012
JPMorgan SmartRetirement® Blend Income Fund	4.23%	3.94%	S&P Target Date Retirement Income Index	$1,040,539

JPMorgan SmartRetirement® Blend 2015 Fund	5.07%	5.54%	S&P Target Date 2015 Index	$1,048,928

JPMorgan SmartRetirement® Blend 2020 Fund	5.86%	6.18%	S&P Target Date 2020 Index	$1,114,652

JPMorgan SmartRetirement® Blend 2025 Fund	6.37%	6.77%	S&P Target Date 2025 Index	$1,062,294

JPMorgan SmartRetirement® Blend 2030 Fund	6.75%	7.32%	S&P Target Date 2030 Index	$1,125,410

JPMorgan SmartRetirement® Blend 2035 Fund	7.20%	7.72%	S&P Target Date 2035 Index	$1,072,421

JPMorgan SmartRetirement® Blend 2040 Fund	7.34%	8.07%	S&P Target Date 2040 Index	$1,087,946

JPMorgan SmartRetirement® Blend 2045 Fund	7.29%	8.35%	S&P Target Date 2045 Index	$1,072,593

JPMorgan SmartRetirement® Blend 2050 Fund	7.28%	8.57%	S&P Target Date 2050+ Index	$1,071,831

JPMorgan SmartRetirement® Blend 2055 Fund	7.28%	8.57%	S&P Target Date 2050+ Index	$1,093,612

*	Returns for all Funds are based on Class R6 Shares. The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
^	Fund returns for all Funds are for the period July 2, 2012 (Fund inception date) through December 31, 2012. Benchmark returns are for the six months ended December 31, 2012.

2	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Blend Income Fund
Fixed Income	52.0%
U.S. Equity	21.7
International Equity	12.0
Money Market	10.4
Alternative Assets	3.9

JPMorgan SmartRetirement® Blend 2015 Fund
Fixed Income	48.4%
U.S. Equity	27.7
International Equity	15.3
Money Market	4.3
Alternative Assets	4.3

JPMorgan SmartRetirement® Blend 2020 Fund
Fixed Income	40.0%
U.S. Equity	35.2
International Equity	19.6
Alternative Assets	4.5
Money Market	0.7

JPMorgan SmartRetirement® Blend 2025 Fund
U.S. Equity	41.1%
Fixed Income	30.2
International Equity	23.1
Alternative Assets	4.9
Money Market	0.7

JPMorgan SmartRetirement® Blend 2030 Fund
U.S. Equity	43.9%
International Equity	24.5
Fixed Income	20.7
Money Market	5.9
Alternative Assets	5.0

JPMorgan SmartRetirement® Blend 2035 Fund
U.S. Equity	50.5%
International Equity	28.3
Fixed Income	14.4
Alternative Assets	5.9
Money Market	0.9

JPMorgan SmartRetirement® Blend 2040 Fund
U.S. Equity	52.3%
International Equity	29.3
Fixed Income	11.5
Alternative Assets	6.0
Money Market	0.9

JPMorgan SmartRetirement® Blend 2045 Fund
U.S. Equity	52.3%
International Equity	29.3
Fixed Income	11.5
Alternative Assets	6.1
Money Market	0.8

JPMorgan SmartRetirement® Blend 2050 Fund
U.S. Equity	52.3%
International Equity	29.3
Fixed Income	11.4
Alternative Assets	6.1
Money Market	0.9

JPMorgan SmartRetirement® Blend 2055 Fund
U.S. Equity	52.5%
International Equity	29.3
Fixed Income	11.4
Alternative Assets	5.9
Money Market	0.9

*	The percentages indicated are based upon total investments as of December 31, 2012. Each Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	3

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH DECEMBER 31, 2012 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		4.03%
With Sales Charge**		(0.67)
CLASS C SHARES	7/2/12
Without CDSC		3.72
With CDSC***		2.72
CLASS R2 SHARES	7/2/12	3.90
CLASS R5 SHARES	7/2/12	4.21
CLASS R6 SHARES	7/2/12	4.23
SELECT CLASS SHARES	7/2/12	4.11

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from July 2, 2012 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

JPMorgan SmartRetirement® Blend 2015 Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH DECEMBER 31, 2012 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		4.86%
With Sales Charge**		0.12
CLASS C SHARES	7/2/12
Without CDSC		4.55
With CDSC***		3.55
CLASS R2 SHARES	7/2/12	4.73
CLASS R5 SHARES	7/2/12	5.04
CLASS R6 SHARES	7/2/12	5.07
SELECT CLASS SHARES	7/2/12	4.94

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from July 2, 2012 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected

Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	5

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH DECEMBER 31, 2012 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		5.65%
With Sales Charge**		0.88
CLASS C SHARES	7/2/12
Without CDSC		5.28
With CDSC***		4.28
CLASS R2 SHARES	7/2/12	5.52
CLASS R5 SHARES	7/2/12	5.84
CLASS R6 SHARES	7/2/12	5.86
SELECT CLASS SHARES	7/2/12	5.74

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from July 2, 2012 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected

Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH DECEMBER 31, 2012 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		6.16%
With Sales Charge**		1.37
CLASS C SHARES	7/2/12
Without CDSC		5.86
With CDSC***		4.86
CLASS R2 SHARES	7/2/12	6.04
CLASS R5 SHARES	7/2/12	6.35
CLASS R6 SHARES	7/2/12	6.37
SELECT CLASS SHARES	7/2/12	6.24

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Index from July 2, 2012 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2025 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected

Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2025 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH DECEMBER 31, 2012 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		6.54%
With Sales Charge**		1.72
CLASS C SHARES	7/2/12
Without CDSC		6.23
With CDSC***		5.23
CLASS R2 SHARES	7/2/12	6.41
CLASS R5 SHARES	7/2/12	6.72
CLASS R6 SHARES	7/2/12	6.75
SELECT CLASS SHARES	7/2/12	6.62

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from July 2, 2012 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected

Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH DECEMBER 31, 2012 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		7.00%
With Sales Charge**		2.16
CLASS C SHARES	7/2/12
Without CDSC		6.69
With CDSC***		5.69
CLASS R2 SHARES	7/2/12	6.87
CLASS R5 SHARES	7/2/12	7.18
CLASS R6 SHARES	7/2/12	7.20
SELECT CLASS SHARES	7/2/12	7.08

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Index from July 2, 2012 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2035 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected

Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2035 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH DECEMBER 31, 2012 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		7.13%
With Sales Charge**		2.29
CLASS C SHARES	7/2/12
Without CDSC		6.82
With CDSC***		5.82
CLASS R2 SHARES	7/2/12	7.00
CLASS R5 SHARES	7/2/12	7.32
CLASS R6 SHARES	7/2/12	7.34
SELECT CLASS SHARES	7/2/12	7.21

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Index from July 2, 2012 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2040 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected

Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2040 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH DECEMBER 31, 2012 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		7.08%
With Sales Charge**		2.24
CLASS C SHARES	7/2/12
Without CDSC		6.77
With CDSC***		5.77
CLASS R2 SHARES	7/2/12	6.95
CLASS R5 SHARES	7/2/12	7.26
CLASS R6 SHARES	7/2/12	7.29
SELECT CLASS SHARES	7/2/12	7.16

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Index from July 2, 2012 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2045 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected

Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2045 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH DECEMBER 31, 2012 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		7.08%
With Sales Charge**		2.24
CLASS C SHARES	7/2/12
Without CDSC		6.77
With CDSC***		5.77
CLASS R2 SHARES	7/2/12	6.95
CLASS R5 SHARES	7/2/12	7.26
CLASS R6 SHARES	7/2/12	7.28
SELECT CLASS SHARES	7/2/12	7.16

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2050 Fund, the S&P Target Date 2050+ Index and the Lipper Mixed-Asset Target 2050+ Funds Index from July 2, 2012 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2050+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050+ Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2050+ Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH DECEMBER 31, 2012 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		7.07%
With Sales Charge**		2.23
CLASS C SHARES	7/2/12
Without CDSC		6.76
With CDSC***		5.76
CLASS R2 SHARES	7/2/12	6.94
CLASS R5 SHARES	7/2/12	7.25
CLASS R6 SHARES	7/2/12	7.28
SELECT CLASS SHARES	7/2/12	7.15

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2055 Fund, the S&P Target Date 2050+ Index and the Lipper Mixed-Asset Target 2050+ Funds Index from July 2, 2012 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2050+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050+ Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2050+ Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	13

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 94.9%
	Alternative Assets — 3.7%
957	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares (a) (b)	13,401
1,192	JPMorgan International Realty Fund, Class R5 Shares (b)	12,036
1,136	JPMorgan Realty Income Fund, Class R5 Shares (b)	13,228

	Total Alternative Assets	38,665

	Fixed Income — 49.3%
251	iShares Barclays TIPS Bond Fund	30,474
1,301	iShares Core Total U.S. Bond Market ETF	144,528
11,925	JPMorgan Core Bond Fund, Class R6 Shares (b)	143,939
3,633	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	33,129
1,058	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	11,085
10,761	JPMorgan High Yield Fund, Class R6 Shares (b)	87,486
5,793	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	62,624

	Total Fixed Income	513,265

	International Equity — 11.4%
1,393	iShares MSCI EAFE Index Fund	79,150
256	iShares MSCI Emerging Markets Index Fund	11,354

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
406	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	5,637
286	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	6,897
1,430	JPMorgan Global Natural Resources Fund, Class R6 Shares (b)	16,139

	Total International Equity	119,177

	Money Market — 9.9%
102,697	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m)	102,697

	U.S. Equity — 20.6%
151	iShares Russell 2000 Index Fund	12,728
203	iShares Russell Midcap Index Fund	22,959
2,735	Vanguard S&P 500 ETF	178,431

	Total U.S. Equity	214,118

	Total Investments — 94.9% (Cost $971,171)	987,922
	Other Assets in Excess of Liabilities — 5.1%	52,617

	NET ASSETS — 100.0%	$1,040,539

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

JPMorgan SmartRetirement Blend 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 94.8%
	Alternative Assets — 4.1%
575	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares (a) (b)	8,056
1,296	JPMorgan International Realty Fund, Class R5 Shares (b)	13,092
1,849	JPMorgan Realty Income Fund, Class R5 Shares (b)	21,524

	Total Alternative Assets	42,672

	Fixed Income — 45.9%
167	iShares Barclays TIPS Bond Fund	20,275
1,332	iShares Core Total U.S. Bond Market ETF	147,972
12,374	JPMorgan Core Bond Fund, Class R6 Shares (b)	149,357
3,403	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	31,033
990	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	10,377
9,862	JPMorgan High Yield Fund, Class R6 Shares (b)	80,177
3,874	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	41,882

	Total Fixed Income	481,073

	International Equity — 14.5%
1,767	iShares MSCI EAFE Index Fund	100,401
517	iShares MSCI Emerging Markets Index Fund	22,929

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
704	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	9,776
494	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	11,932
667	JPMorgan Global Natural Resources Fund, Class R6 Shares (b)	7,532

	Total International Equity	152,570

	Money Market — 4.1%
42,724	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m)	42,724

	U.S. Equity — 26.2%
206	iShares Russell 2000 Index Fund	17,364
259	iShares Russell Midcap Index Fund	29,293
3,506	Vanguard S&P 500 ETF	228,731

	Total U.S. Equity	275,388

	Total Investments — 94.8% (Cost $974,126)	994,427
	Other Assets in Excess of Liabilities — 5.2%	54,501

	NET ASSETS — 100.0%	$1,048,928

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	15

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 95.1%
	Alternative Assets — 4.3%
62	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares (a) (b)	871
1,611	JPMorgan International Realty Fund, Class R5 Shares (b)	16,271
2,666	JPMorgan Realty Income Fund, Class R5 Shares (b)	31,028

	Total Alternative Assets	48,170

	Fixed Income — 38.1%
42	iShares Barclays TIPS Bond Fund	5,099
1,314	iShares Core Total U.S. Bond Market ETF	145,972
12,152	JPMorgan Core Bond Fund, Class R6 Shares (b)	146,673
3,320	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	30,283
874	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	9,162
9,403	JPMorgan High Yield Fund, Class R6 Shares (b)	76,443
976	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	10,547

	Total Fixed Income	424,179

	International Equity — 18.7%
2,390	iShares MSCI EAFE Index Fund	135,800
805	iShares MSCI Emerging Markets Index Fund	35,702

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
1,143	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	15,862
798	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	19,274
95	JPMorgan Global Natural Resources Fund, Class R6 Shares (b)	1,076

	Total International Equity	207,714

	Money Market — 0.6%
7,205	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m)	7,205

	U.S. Equity — 33.4%
287	iShares Russell 2000 Index Fund	24,191
366	iShares Russell Midcap Index Fund	41,395
4,704	Vanguard S&P 500 ETF	306,889

	Total U.S. Equity	372,475

	Total Investments — 95.1% (Cost $1,035,170)	1,059,743
	Other Assets in Excess of Liabilities — 4.9%	54,909

	NET ASSETS — 100.0%	$1,114,652

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 94.9%
	Alternative Assets — 4.6%
1,745	JPMorgan International Realty Fund, Class R5 Shares (b)	17,620
2,713	JPMorgan Realty Income Fund, Class R5 Shares (b)	31,576

	Total Alternative Assets	49,196

	Fixed Income — 28.7%
915	iShares Core Total U.S. Bond Market ETF	101,647
8,642	JPMorgan Core Bond Fund, Class R6 Shares (b)	104,307
2,612	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	23,820
758	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	7,947
8,210	JPMorgan High Yield Fund, Class R6 Shares (b)	66,744

	Total Fixed Income	304,465

	International Equity — 21.9%
2,665	iShares MSCI EAFE Index Fund	151,425
905	iShares MSCI Emerging Markets Index Fund	40,137
1,321	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	18,338

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
926	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	22,356

	Total International Equity	232,256

	Money Market — 0.7%
7,505	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m)	7,505

	U.S. Equity — 39.0%
327	iShares Russell 2000 Index Fund	27,563
419	iShares Russell Midcap Index Fund	47,389
5,202	Vanguard S&P 500 ETF	339,379

	Total U.S. Equity	414,331

	Total Investments — 94.9% (Cost $979,733)	1,007,753
	Other Assets in Excess of Liabilities — 5.1%	54,541

	NET ASSETS — 100.0%	$1,062,294

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	17

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.5%
	Alternative Assets — 5.0%
1,873	JPMorgan International Realty Fund, Class R5 Shares (b)	18,920
3,227	JPMorgan Realty Income Fund, Class R5 Shares (b)	37,561

	Total Alternative Assets	56,481

	Fixed Income — 20.8%
642	iShares Core Total U.S. Bond Market ETF	71,320
5,716	JPMorgan Core Bond Fund, Class R6 Shares (b)	68,996
2,389	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	21,788
642	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	6,732
8,044	JPMorgan High Yield Fund, Class R6 Shares (b)	65,400

	Total Fixed Income	234,236

	International Equity — 24.7%
3,194	iShares MSCI EAFE Index Fund	181,483
1,075	iShares MSCI Emerging Markets Index Fund	47,676
1,568	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	21,767

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
1,098	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	26,508

	Total International Equity	277,434

	Money Market — 5.9%
66,816	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m)	66,816

	U.S. Equity — 44.1%
398	iShares Russell 2000 Index Fund	33,547
506	iShares Russell Midcap Index Fund	57,229
6,213	Vanguard S&P 500 ETF	405,336

	Total U.S. Equity	496,112

	Total Investments — 100.5% (Cost $1,100,468)	1,131,079
	Liabilities in Excess of Other Assets — (0.5)%	(5,669)

	NET ASSETS — 100.0%	$1,125,410

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 95.1%
	Alternative Assets — 5.6%
2,011	JPMorgan International Realty Fund, Class R5 Shares (b)	20,309
3,386	JPMorgan Realty Income Fund, Class R5 Shares (b)	39,415

	Total Alternative Assets	59,724

	Fixed Income — 13.7%
293	iShares Core Total US Bond Market ETF	32,549
2,904	JPMorgan Core Bond Fund, Class R6 Shares (b)	35,054
1,800	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	16,412
524	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	5,492
7,019	JPMorgan High Yield Fund, Class R6 Shares (b)	57,063

	Total Fixed Income	146,570

	International Equity — 26.9%
3,340	iShares MSCI EAFE Index Fund	189,779
1,104	iShares MSCI Emerging Markets Index Fund	48,963
1,614	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	22,406

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
1,130	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	27,268

	Total International Equity	288,416

	Money Market — 0.9%
9,608	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m)	9,608

	U.S. Equity — 48.0%
439	iShares Russell 2000 Index Fund	37,003
493	iShares Russell Midcap Index Fund	55,758
6,477	Vanguard S&P 500 ETF	422,560

	Total U.S. Equity	515,321

	Total Investments — 95.1% (Cost $987,140)	1,019,639
	Other Assets in Excess of Liabilities — 4.9%	52,782

	NET ASSETS — 100.0%	$1,072,421

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	19

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 95.1%
	Alternative Assets — 5.8%
2,093	JPMorgan International Realty Fund, Class R5 Shares (b)	21,139
3,572	JPMorgan Realty Income Fund, Class R5 Shares (b)	41,576

	Total Alternative Assets	62,715

	Fixed Income — 10.9%
210	iShares Core Total U.S. Bond Market ETF	23,329
1,673	JPMorgan Core Bond Fund, Class R6 Shares (b)	20,191
1,665	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	15,180
483	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	5,062
6,755	JPMorgan High Yield Fund, Class R6 Shares (b)	54,917

	Total Fixed Income	118,679

	International Equity — 27.8%
3,514	iShares MSCI EAFE Index Fund	199,666
1,155	iShares MSCI Emerging Markets Index Fund	51,224
1,688	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	23,431

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
1,182	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	28,526

	Total International Equity	302,847

	Money Market — 0.8%
8,875	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m)	8,875

	U.S. Equity — 49.8%
477	iShares Russell 2000 Index Fund	40,206
515	iShares Russell Midcap Index Fund	58,247
6,793	Vanguard S&P 500 ETF	443,175

	Total U.S. Equity	541,628

	Total Investments — 95.1% (Cost $1,001,408)	1,034,744
	Other Assets in Excess of Liabilities — 4.9%	53,202

	NET ASSETS — 100.0%	$1,087,946

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 95.0%
	Alternative Assets — 5.8%
2,095	JPMorgan International Realty Fund, Class R5 Shares (b)	21,162
3,522	JPMorgan Realty Income Fund, Class R5 Shares (b)	40,997

	Total Alternative Assets	62,159

	Fixed Income — 10.9%
187	iShares Core Total U.S. Bond Market ETF	20,774
1,659	JPMorgan Core Bond Fund, Class R6 Shares (b)	20,029
1,640	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	14,953
476	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	4,986
6,875	JPMorgan High Yield Fund, Class R6 Shares (b)	55,891

	Total Fixed Income	116,633

	International Equity — 27.8%
3,462	iShares MSCI EAFE Index Fund	196,711
1,138	iShares MSCI Emerging Markets Index Fund	50,471
1,663	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	23,080

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
1,164	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	28,103

	Total International Equity	298,365

	Money Market — 0.8%
8,766	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m)	8,766

	U.S. Equity — 49.7%
447	iShares Russell 2000 Index Fund	37,677
525	iShares Russell Midcap Index Fund	59,377
6,676	Vanguard S&P 500 ETF	435,542

	Total U.S. Equity	532,596

	Total Investments — 95.0% (Cost $985,362)	1,018,519
	Other Assets in Excess of Liabilities — 5.0%	54,074

	NET ASSETS — 100.0%	$1,072,593

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	21

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 95.0%
	Alternative Assets — 5.8%
2,090	JPMorgan International Realty Fund, Class R5 Shares (b)	21,105
3,518	JPMorgan Realty Income Fund, Class R5 Shares (b)	40,945

	Total Alternative Assets	62,050

	Fixed Income — 10.8%
196	iShares Core Total U.S. Bond Market ETF	21,774
1,659	JPMorgan Core Bond Fund, Class R6 Shares (b)	20,028
1,640	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	14,953
476	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	4,986
6,641	JPMorgan High Yield Fund, Class R6 Shares (b)	53,990

	Total Fixed Income	115,731

	International Equity — 27.8%
3,460	iShares MSCI EAFE Index Fund	196,597
1,137	iShares MSCI Emerging Markets Index Fund	50,426
1,662	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	23,065

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
1,163	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	28,084

	Total International Equity	298,172

	Money Market — 0.9%
9,779	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m)	9,779

	U.S. Equity — 49.7%
447	iShares Russell 2000 Index Fund	37,678
524	iShares Russell Midcap Index Fund	59,264
6,672	Vanguard S&P 500 ETF	435,281

	Total U.S. Equity	532,223

	Total Investments — 95.0% (Cost $984,906)	1,017,955
	Other Assets in Excess of Liabilities — 5.0%	53,876

	NET ASSETS — 100.0%	$1,071,831

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 95.1%
	Alternative Assets — 5.7%
2,095	JPMorgan International Realty Fund, Class R5 Shares (b)	21,161
3,505	JPMorgan Realty Income Fund, Class R5 Shares (b)	40,793

	Total Alternative Assets	61,954

	Fixed Income — 10.8%
198	iShares Core Total U.S. Bond Market ETF	21,996
1,663	JPMorgan Core Bond Fund, Class R6 Shares (b)	20,076
1,640	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	14,953
473	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	4,961
6,905	JPMorgan High Yield Fund, Class R6 Shares (b)	56,140

	Total Fixed Income	118,126

	International Equity — 27.8%
3,534	iShares MSCI EAFE Index Fund	200,802
1,161	iShares MSCI Emerging Markets Index Fund	51,490
1,698	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	23,572

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
1,188	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	28,676

	Total International Equity	304,540

	Money Market — 0.9%
9,641	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m)	9,641

	U.S. Equity — 49.9%
467	iShares Russell 2000 Index Fund	39,363
526	iShares Russell Midcap Index Fund	59,491
6,847	Vanguard S&P 500 ETF	446,698

	Total U.S. Equity	545,552

	Total Investments — 95.1% (Cost $1,006,830)	1,039,813
	Other Assets in Excess of Liabilities — 4.9%	53,799

	NET ASSETS — 100.0%	$1,093,612

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	23

JPMorgan SmartRetirement Blend Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

EAFE	— Europe, Australasia, and Far East
ETF	— Exchange Traded Fund
MSCI	— Morgan Stanley Capital International
TIPS	— Treasury Inflation Protected Security

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2012.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

    Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as the Funds’ website.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

	SmartRetirement Blend Income Fund	SmartRetirement Blend 2015 Fund	SmartRetirement Blend 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$479,624	$566,965	$695,048
Investments in affiliates, at value	508,298	427,462	364,695

Total investment securities, at value	987,922	994,427	1,059,743
Receivables:
Investment securities sold	92,871	126,452	177,270
Dividends from non-affiliates	302	308	283
Dividends from affiliates	1,379	1,301	1,228
Due from Advisor	17,792	17,998	18,157
Deferred offering costs	47,280	47,330	47,343

Total Assets	1,147,546	1,187,816	1,304,024

LIABILITIES:
Payables:
Investment securities purchased	93,931	126,501	176,839
Accrued liabilities:
Shareholder servicing fees	193	194	200
Distribution fees	66	66	67
Custodian and accounting fees	4,328	4,313	4,349
Trustees’ and Chief Compliance Officer’s fees	2	2	2
Other	8,487	7,812	7,915

Total Liabilities	107,007	138,888	189,372

Net Assets	$1,040,539	$1,048,928	$1,114,652

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	SmartRetirement Blend Income Fund	SmartRetirement Blend 2015 Fund	SmartRetirement Blend 2020 Fund
NET ASSETS:
Paid-in-Capital	$1,012,810	$1,013,777	$1,072,763
Accumulated undistributed net investment income	312	294	285
Accumulated net realized gains (losses)	10,666	14,556	17,031
Net unrealized appreciation (depreciation)	16,751	20,301	24,573

Total Net Assets	$1,040,539	$1,048,928	$1,114,652

Net Assets:
Class A	$51,999	$52,418	$52,805
Class C	51,844	52,262	52,649
Class R2	51,933	52,352	52,740
Class R5	52,090	52,510	52,898
Class R6	52,101	52,522	52,910
Select Class	780,572	786,864	850,650

Total	$1,040,539	$1,048,928	$1,114,652

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,373	3,376	3,378
Class C	3,363	3,366	3,368
Class R2	3,369	3,372	3,374
Class R5	3,379	3,382	3,383
Class R6	3,380	3,383	3,384
Select Class	50,635	50,678	54,412

Net Asset Value (a):
Class A — Redemption price per share	$15.42	$15.53	$15.63
Class C — Offering price per share (b)	15.41	15.53	15.63
Class R2 — Offering and redemption price per share	15.42	15.53	15.63
Class R5 — Offering and redemption price per share	15.42	15.53	15.63
Class R6 — Offering and redemption price per share	15.42	15.53	15.63
Select Class — Offering and redemption price per share	15.42	15.53	15.63
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$16.15	$16.26	$16.37

Cost of investments in non-affiliates	$470,740	$555,151	$680,559
Cost of investments in affiliates	500,431	418,975	354,611

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

	SmartRetirement Blend 2025 Fund	SmartRetirement Blend 2030 Fund	SmartRetirement Blend 2035 Fund
ASSETS:
Investments in non-affiliates, at value	$707,540	$796,591	$786,612
Investments in affiliates, at value	300,213	334,488	233,027

Total investment securities, at value	1,007,753	1,131,079	1,019,639
Receivables:
Investment securities sold	197,865	219,177	244,777
Dividends from non-affiliates	214	137	67
Dividends from affiliates	978	811	660
Due from Advisor	18,001	17,997	18,000
Deferred offering costs	47,343	47,330	47,330

Total Assets	1,272,154	1,416,531	1,330,473

LIABILITIES:
Payables:
Investment securities purchased	197,505	278,759	245,689
Accrued liabilities:
Shareholder servicing fees	196	197	198
Distribution fees	67	67	67
Custodian and accounting fees	4,267	4,266	4,266
Trustees’ and Chief Compliance Officer’s fees	2	2	2
Other	7,823	7,830	7,830

Total Liabilities	209,860	291,121	258,052

Net Assets	$1,062,294	$1,125,410	$1,072,421

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	SmartRetirement Blend 2025 Fund	SmartRetirement Blend 2030 Fund	SmartRetirement Blend 2035 Fund
NET ASSETS:
Paid-in-Capital	$1,014,792	$1,073,862	$1,017,191
Accumulated undistributed net investment income	222	186	154
Accumulated net realized gains (losses)	19,260	20,751	22,577
Net unrealized appreciation (depreciation)	28,020	30,611	32,499

Total Net Assets	$1,062,294	$1,125,410	$1,072,421

Net Assets:
Class A	$53,085	$53,266	$53,485
Class C	52,928	53,107	53,326
Class R2	53,019	53,199	53,417
Class R5	53,179	53,359	53,579
Class R6	53,191	53,371	53,591
Select Class	796,892	859,108	805,023

Total	$1,062,294	$1,125,410	$1,072,421

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,379	3,378	3,380
Class C	3,369	3,368	3,370
Class R2	3,375	3,374	3,376
Class R5	3,385	3,384	3,385
Class R6	3,385	3,384	3,386
Select Class	50,722	54,482	50,866

Net Asset Value (a):
Class A — Redemption price per share	$15.71	$15.77	$15.83
Class C — Offering price per share (b)	15.71	15.77	15.82
Class R2 — Offering and redemption price per share	15.71	15.77	15.83
Class R5 — Offering and redemption price per share	15.71	15.77	15.83
Class R6 — Offering and redemption price per share	15.71	15.77	15.83
Select Class — Offering and redemption price per share	15.71	15.77	15.83
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.45	$16.51	$16.58

Cost of investments in non-affiliates	$689,939	$776,831	$764,739
Cost of investments in affiliates	289,794	323,637	222,401

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

	SmartRetirement Blend 2040 Fund	SmartRetirement Blend 2045 Fund	SmartRetirement Blend 2050 Fund	SmartRetirement Blend 2055 Fund
ASSETS:
Investments in non-affiliates, at value	$815,847	$800,552	$801,020	$819,840
Investments in affiliates, at value	218,897	217,967	216,935	219,973

Total investment securities, at value	1,034,744	1,018,519	1,017,955	1,039,813
Receivables:
Investment securities sold	257,190	253,444	253,248	263,276
Dividends from non-affiliates	45	42	45	50
Dividends from affiliates	595	586	586	587
Due from Advisor	17,981	17,987	17,969	18,016
Deferred offering costs	47,330	47,330	47,310	47,293

Total Assets	1,357,885	1,337,908	1,337,113	1,369,035

LIABILITIES:
Payables:
Investment securities purchased	257,506	252,956	252,921	262,989
Accrued liabilities:
Shareholder servicing fees	201	198	197	200
Distribution fees	67	67	67	67
Custodian and accounting fees	4,285	4,266	4,268	4,294
Trustees’ and Chief Compliance Officer’s fees	2	2	2	2
Other	7,878	7,826	7,827	7,871

Total Liabilities	269,939	265,315	265,282	275,423

Net Assets	$1,087,946	$1,072,593	$1,071,831	$1,093,612

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	SmartRetirement Blend 2040 Fund	SmartRetirement Blend 2045 Fund	SmartRetirement Blend 2050 Fund	SmartRetirement Blend 2055 Fund
NET ASSETS:
Paid-in-Capital	$1,031,332	$1,016,432	$1,015,679	$1,037,531
Accumulated undistributed net investment income	141	138	139	139
Accumulated net realized gains (losses)	23,137	22,866	22,964	22,959
Net unrealized appreciation (depreciation)	33,336	33,157	33,049	32,983

Total Net Assets	$1,087,946	$1,072,593	$1,071,831	$1,093,612

Net Assets:
Class A	$53,549	$53,539	$53,538	$53,530
Class C	53,390	53,380	53,379	53,370
Class R2	53,481	53,472	53,471	53,462
Class R5	53,643	53,633	53,632	53,623
Class R6	53,655	53,645	53,644	53,636
Select Class	820,228	804,924	804,167	825,991

Total	$1,087,946	$1,072,593	$1,071,831	$1,093,612

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,380	3,380	3,380	3,380
Class C	3,370	3,370	3,370	3,370
Class R2	3,376	3,376	3,376	3,376
Class R5	3,385	3,386	3,387	3,385
Class R6	3,386	3,387	3,388	3,386
Select Class	51,766	50,815	50,766	52,152

Net Asset Value (a):
Class A — Redemption price per share	$15.84	$15.84	$15.84	$15.84
Class C — Offering price per share (b)	15.84	15.84	15.84	15.84
Class R2 — Offering and redemption price per share	15.84	15.84	15.84	15.84
Class R5 — Offering and redemption price per share	15.85	15.84	15.84	15.84
Class R6 — Offering and redemption price per share	15.85	15.84	15.84	15.84
Select Class — Offering and redemption price per share	15.84	15.84	15.84	15.84
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$16.59	$16.59	$16.59	$16.59

Cost of investments in non-affiliates	$793,437	$778,176	$778,740	$797,786
Cost of investments in affiliates	207,971	207,186	206,166	209,044

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2012 (Unaudited)

	SmartRetirement Blend Income Fund (a)	SmartRetirement Blend 2015 Fund (a)	SmartRetirement Blend 2020 Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$6,807	$8,436	$10,009
Dividend income from affiliates	8,240	7,738	7,237

Total investment income	15,047	16,174	17,246

EXPENSES:
Investment advisory fees	1,525	1,530	1,539
Administration fees	438	439	442
Distribution fees:
Class A	63	64	64
Class C	190	191	191
Class R2	127	127	128
Shareholder servicing fees:
Class A	63	64	64
Class C	63	64	64
Class R2	63	64	64
Class R5	13	13	13
Select Class	954	956	963
Custodian and accounting fees	11,530	11,551	11,607
Professional fees	14,550	13,872	13,938
Trustees’ and Chief Compliance Officer’s fees	6	6	6
Printing and mailing costs	705	705	708
Registration and filing fees	152	151	151
Transfer agent fees	4,757	4,760	4,779
Offering costs	47,022	47,071	47,084
Other	4,973	4,973	4,986

Total expenses	87,194	86,601	86,791

Less amounts waived	(2,041)	(2,037)	(2,049)
Less expense reimbursements	(83,039)	(82,461)	(82,591)

Net expenses	2,114	2,103	2,151

Net investment income (loss)	12,933	14,071	15,095

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6,774	8,959	10,991
Investment in affiliates	2,390	3,986	4,651

Net realized gain (loss)	9,164	12,945	15,642

Distributions of capital gains received from investment company non-affiliates	578	592	553
Distributions of capital gains received from investment company affiliates	1,113	1,019	836
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	8,884	11,814	14,489
Investments in affiliates	7,867	8,487	10,084

Change in net unrealized appreciation/depreciation	16,751	20,301	24,573

Net realized/unrealized gains (losses)	27,606	34,857	41,604

Change in net assets resulting from operations	40,539	48,928	56,699

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	SmartRetirement Blend 2025 Fund (a)	SmartRetirement Blend 2030 Fund (a)	SmartRetirement Blend 2035 Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$10,739	$11,531	$12,230
Dividend income from affiliates	6,471	5,868	5,289

Total investment income	17,210	17,399	17,519

EXPENSES:
Investment advisory fees	1,536	1,538	1,540
Administration fees	441	442	442
Distribution fees:
Class A	64	64	64
Class C	192	192	192
Class R2	128	128	128
Shareholder servicing fees:
Class A	64	64	64
Class C	64	64	64
Class R2	64	64	64
Class R5	12	13	13
Select Class	960	961	963
Custodian and accounting fees	11,449	11,436	11,450
Professional fees	13,879	13,884	13,884
Trustees’ and Chief Compliance Officer’s fees	6	6	6
Printing and mailing costs	705	705	706
Registration and filing fees	151	151	152
Transfer agent fees	4,763	4,764	4,764
Offering costs	47,084	47,071	47,071
Other	4,974	4,977	4,975

Total expenses	86,536	86,524	86,542

Less amounts waived	(2,044)	(2,048)	(2,052)
Less expense reimbursements	(82,296)	(82,244)	(82,216)

Net expenses	2,196	2,232	2,274

Net investment income (loss)	15,014	15,167	15,245

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	12,736	14,360	15,813
Investment in affiliates	5,381	5,458	6,007

Net realized gain (loss)	18,117	19,818	21,820

Distributions of capital gains received from investment company non-affiliates	413	264	138
Distributions of capital gains received from investment company affiliates	730	669	619
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	17,601	19,760	21,873
Investments in affiliates	10,419	10,851	10,626

Change in net unrealized appreciation/depreciation	28,020	30,611	32,499

Net realized/unrealized gains (losses)	47,280	51,362	55,076

Change in net assets resulting from operations	62,294	66,529	70,321

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2012 (Unaudited) (continued)

	SmartRetirement Blend 2040 Fund (a)	SmartRetirement Blend 2045 Fund (a)	SmartRetirement Blend 2050 Fund (a)	SmartRetirement Blend 2055 Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$12,579	$12,479	$12,462	$12,590
Dividend income from affiliates	5,202	5,174	5,171	5,175

Total investment income	17,781	17,653	17,633	17,765

EXPENSES:
Investment advisory fees	1,552	1,541	1,540	1,543
Administration fees	446	442	442	443
Distribution fees:
Class A	64	64	64	64
Class C	192	192	192	192
Class R2	128	129	128	129
Shareholder servicing fees:
Class A	64	64	64	64
Class C	64	64	64	64
Class R2	64	64	64	64
Class R5	13	13	13	13
Select Class	973	963	963	965
Custodian and accounting fees	11,474	11,443	11,442	11,463
Professional fees	13,913	13,881	13,880	13,908
Trustees’ and Chief Compliance Officer’s fees	6	6	6	6
Printing and mailing costs	706	706	705	707
Registration and filing fees	153	152	151	152
Transfer agent fees	4,774	4,764	4,764	4,772
Offering costs	47,071	47,071	47,052	47,034
Other	4,982	4,973	4,975	4,981

Total expenses	86,639	86,532	86,509	86,564

Less amounts waived	(2,068)	(2,053)	(2,052)	(2,055)
Less expense reimbursements	(82,273)	(82,196)	(82,172)	(82,216)

Net expenses	2,298	2,283	2,285	2,293

Net investment income (loss)	15,483	15,370	15,348	15,472

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	16,296	16,115	16,271	16,338
Investment in affiliates	6,141	6,071	6,013	5,940

Net realized gain (loss)	22,437	22,186	22,284	22,278

Distributions of capital gains received from investment company non-affiliates	103	95	95	96
Distributions of capital gains received from investment company affiliates	597	585	585	585
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	22,410	22,376	22,280	22,054
Investments in affiliates	10,926	10,781	10,769	10,929

Change in net unrealized appreciation/depreciation	33,336	33,157	33,049	32,983

Net realized/unrealized gains (losses)	56,473	56,023	56,013	55,942

Change in net assets resulting from operations	71,956	71,393	71,361	71,414

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	SmartRetirement Blend Income Fund	SmartRetirement Blend 2015 Fund
	Period Ended 12/31/2012 (Unaudited) (a)	Period Ended 12/31/2012 (Unaudited) (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,933	$14,071
Net realized gain (loss)	9,164	12,945
Distributions of capital gains received from investment company non-affiliates	578	592
Distributions of capital gains received from investment company affiliates	1,113	1,019
Change in net unrealized appreciation/depreciation	16,751	20,301

Change in net assets resulting from operations	40,539	48,928

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(603)	(660)
From net realized gains	(9)	—
Class C
From net investment income	(451)	(508)
From net realized gains	(10)	—
Class R2
From net investment income	(539)	(597)
From net realized gains	(9)	—
Class R5
From net investment income	(693)	(751)
From net realized gains	(9)	—
Class R6
From net investment income	(704)	(763)
From net realized gains	(10)	—
Select Class
From net investment income	(9,631)	(10,498)
From net realized gains	(142)	—

Total distributions to shareholders	(12,810)	(13,777)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,012,810	1,013,777

NET ASSETS:
Change in net assets	1,040,539	1,048,928
Beginning of period	—	—

End of period	$1,040,539	$1,048,928

Accumulated undistributed net investment income	$312	$294

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement Blend 2020 Fund	SmartRetirement Blend 2025 Fund
	Period Ended 12/31/2012 (Unaudited) (a)	Period Ended 12/31/2012 (Unaudited) (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,095	$15,014
Net realized gain (loss)	15,642	18,117
Distributions of capital gains received from investment company non-affiliates	553	413
Distributions of capital gains received from investment company affiliates	836	730
Change in net unrealized appreciation/depreciation	24,573	28,020

Change in net assets resulting from operations	56,699	62,294

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(689)	(711)
Class C
From net investment income	(536)	(558)
Class R2
From net investment income	(625)	(647)
Class R5
From net investment income	(780)	(802)
Class R6
From net investment income	(791)	(814)
Select Class
From net investment income	(11,389)	(11,260)

Total distributions to shareholders	(14,810)	(14,792)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,072,763	1,014,792

NET ASSETS:
Change in net assets	1,114,652	1,062,294
Beginning of period	—	—

End of period	$1,114,652	$1,062,294

Accumulated undistributed net investment income	$285	$222

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	SmartRetirement Blend 2030 Fund	SmartRetirement Blend 2035 Fund
	Period Ended 12/31/2012 (Unaudited) (a)	Period Ended 12/31/2012 (Unaudited) (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,167	$15,245
Net realized gain (loss)	19,818	21,820
Distributions of capital gains received from investment company non-affiliates	264	138
Distributions of capital gains received from investment company affiliates	669	619
Change in net unrealized appreciation/depreciation	30,611	32,499

Change in net assets resulting from operations	66,529	70,321

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(697)	(725)
Class C
From net investment income	(544)	(572)
Class R2
From net investment income	(633)	(661)
Class R5
From net investment income	(788)	(816)
Class R6
From net investment income	(800)	(828)
Select Class
From net investment income	(11,519)	(11,489)

Total distributions to shareholders	(14,981)	(15,091)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,073,862	1,017,191

NET ASSETS:
Change in net assets	1,125,410	1,072,421
Beginning of period	—	—

End of period	$1,125,410	$1,072,421

Accumulated undistributed net investment income	$186	$154

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement Blend 2040 Fund	SmartRetirement Blend 2045 Fund
	Period Ended 12/31/2012 (Unaudited) (a)	Period Ended 12/31/2012 (Unaudited) (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,483	$15,370
Net realized gain (loss)	22,437	22,186
Distributions of capital gains received from investment company non-affiliates	103	95
Distributions of capital gains received from investment company affiliates	597	585
Change in net unrealized appreciation/depreciation	33,336	33,157

Change in net assets resulting from operations	71,956	71,393

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(727)	(732)
Class C
From net investment income	(573)	(579)
Class R2
From net investment income	(662)	(668)
Class R5
From net investment income	(818)	(824)
Class R6
From net investment income	(830)	(836)
Select Class
From net investment income	(11,732)	(11,593)

Total distributions to shareholders	(15,342)	(15,232)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,031,332	1,016,432

NET ASSETS:
Change in net assets	1,087,946	1,072,593
Beginning of period	—	—

End of period	$1,087,946	$1,072,593

Accumulated undistributed net investment income	$141	$138

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	SmartRetirement Blend 2050 Fund	SmartRetirement Blend 2055 Fund
	Period Ended 12/31/2012 (Unaudited) (a)	Period Ended 12/31/2012 (Unaudited) (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,348	$15,472
Net realized gain (loss)	22,284	22,278
Distributions of capital gains received from investment company non-affiliates	95	96
Distributions of capital gains received from investment company affiliates	585	585
Change in net unrealized appreciation/depreciation	33,049	32,983

Change in net assets resulting from operations	71,361	71,414

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(732)	(729)
Class C
From net investment income	(578)	(576)
Class R2
From net investment income	(667)	(664)
Class R5
From net investment income	(823)	(820)
Class R6
From net investment income	(835)	(832)
Select Class
From net investment income	(11,574)	(11,712)

Total distributions to shareholders	(15,209)	(15,333)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,015,679	1,037,531

NET ASSETS:
Change in net assets	1,071,831	1,093,612
Beginning of period	—	—

End of period	$1,071,831	$1,093,612

Accumulated undistributed net investment income	$139	$139

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement Blend Income Fund	SmartRetirement Blend 2015 Fund
	Period Ended 12/31/2012 (Unaudited) (a)	Period Ended 12/31/2012 (Unaudited) (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	612	660

Change in net assets resulting from Class A capital transactions	$50,612	$50,660

Class C
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	461	508

Change in net assets resulting from Class C capital transactions	$50,461	$50,508

Class R2
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	548	597

Change in net assets resulting from Class R2 capital transactions	$50,548	$50,597

Class R5
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	702	751

Change in net assets resulting from Class R5 capital transactions	$50,702	$50,751

Class R6
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	714	763

Change in net assets resulting from Class R6 capital transactions	$50,714	$50,763

Select Class
Proceeds from shares issued	$750,000	$750,000
Dividends and distributions reinvested	9,773	10,498

Change in net assets resulting from Select Class capital transactions	$759,773	$760,498

Total change in net assets resulting from capital transactions	$1,012,810	$1,013,777

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	SmartRetirement Blend Income Fund	SmartRetirement Blend 2015 Fund
	Period Ended 12/31/2012 (Unaudited) (a)	Period Ended 12/31/2012 (Unaudited) (a)
SHARE TRANSACTIONS:
Class A
Issued	3,333	3,333
Reinvested	40	43

Change in Class A Shares	3,373	3,376

Class C
Issued	3,333	3,333
Reinvested	30	33

Change in Class C Shares	3,363	3,366

Class R2
Issued	3,333	3,333
Reinvested	36	39

Change in Class R2 Shares	3,369	3,372

Class R5
Issued	3,333	3,333
Reinvested	46	49

Change in Class R5 Shares	3,379	3,382

Class R6
Issued	3,333	3,333
Reinvested	47	50

Change in Class R6 Shares	3,380	3,383

Select Class
Issued	50,000	50,000
Reinvested	635	678

Change in Select Class Shares	50,635	50,678

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement Blend 2020 Fund	SmartRetirement Blend 2025 Fund
	Period Ended 12/31/2012 (Unaudited) (a)	Period Ended 12/31/2012 (Unaudited) (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	689	711

Change in net assets resulting from Class A capital transactions	$50,689	$50,711

Class C
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	536	558

Change in net assets resulting from Class C capital transactions	$50,536	$50,558

Class R2
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	625	647

Change in net assets resulting from Class R2 capital transactions	$50,625	$50,647

Class R5
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	780	802

Change in net assets resulting from Class R5 capital transactions	$50,780	$50,802

Class R6
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	791	814

Change in net assets resulting from Class R6 capital transactions	$50,791	$50,814

Select Class
Proceeds from shares issued	$807,953	$750,000
Dividends and distributions reinvested	11,389	11,260

Change in net assets resulting from Select Class capital transactions	$819,342	$761,260

Total change in net assets resulting from capital transactions	$1,072,763	$1,014,792

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	SmartRetirement Blend 2020 Fund	SmartRetirement Blend 2025 Fund
	Period Ended 12/31/2012 (Unaudited) (a)	Period Ended 12/31/2012 (Unaudited) (a)
SHARE TRANSACTIONS:
Class A
Issued	3,333	3,333
Reinvested	45	46

Change in Class A Shares	3,378	3,379

Class C
Issued	3,333	3,333
Reinvested	35	36

Change in Class C Shares	3,368	3,369

Class R2
Issued	3,333	3,333
Reinvested	41	42

Change in Class R2 Shares	3,374	3,375

Class R5
Issued	3,333	3,333
Reinvested	50	52

Change in Class R5 Shares	3,383	3,385

Class R6
Issued	3,333	3,333
Reinvested	51	52

Change in Class R6 Shares	3,384	3,385

Select Class
Issued	53,680	50,000
Reinvested	732	722

Change in Select Class Shares	54,412	50,722

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement Blend 2030 Fund	SmartRetirement Blend 2035 Fund
	Period Ended 12/31/2012 (Unaudited) (a)	Period Ended 12/31/2012 (Unaudited) (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	697	725

Change in net assets resulting from Class A capital transactions	$50,697	$50,725

Class C
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	544	572

Change in net assets resulting from Class C capital transactions	$50,544	$50,572

Class R2
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	633	661

Change in net assets resulting from Class R2 capital transactions	$50,633	$50,661

Class R5
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	788	816

Change in net assets resulting from Class R5 capital transactions	$50,788	$50,816

Class R6
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	800	828

Change in net assets resulting from Class R6 capital transactions	$50,800	$50,828

Select Class
Proceeds from shares issued	$808,881	$752,100
Dividends and distributions reinvested	11,519	11,489

Change in net assets resulting from Select Class capital transactions	$820,400	$763,589

Total change in net assets resulting from capital transactions	$1,073,862	$1,017,191

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	SmartRetirement Blend 2030 Fund	SmartRetirement Blend 2035 Fund
	Period Ended 12/31/2012 (Unaudited) (a)	Period Ended 12/31/2012 (Unaudited) (a)
SHARE TRANSACTIONS:
Class A
Issued	3,333	3,333
Reinvested	45	47

Change in Class A Shares	3,378	3,380

Class C
Issued	3,333	3,333
Reinvested	35	37

Change in Class C Shares	3,368	3,370

Class R2
Issued	3,333	3,333
Reinvested	41	43

Change in Class R2 Shares	3,374	3,376

Class R5
Issued	3,333	3,333
Reinvested	51	52

Change in Class R5 Shares	3,384	3,385

Class R6
Issued	3,333	3,333
Reinvested	51	53

Change in Class R6 Shares	3,384	3,386

Select Class
Issued	53,746	50,133
Reinvested	736	733

Change in Select Class Shares	54,482	50,866

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement Blend 2040 Fund	SmartRetirement Blend 2045 Fund
	Period Ended 12/31/2012 (Unaudited) (a)	Period Ended 12/31/2012 (Unaudited) (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	727	732

Change in net assets resulting from Class A capital transactions	$50,727	$50,732

Class C
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	573	579

Change in net assets resulting from Class C capital transactions	$50,573	$50,579

Class R2
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	662	668

Change in net assets resulting from Class R2 capital transactions	$50,662	$50,668

Class R5
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	818	824

Change in net assets resulting from Class R5 capital transactions	$50,818	$50,824

Class R6
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	830	836

Change in net assets resulting from Class R6 capital transactions	$50,830	$50,836

Select Class
Proceeds from shares issued	$766,000	$751,200
Dividends and distributions reinvested	11,732	11,593
Cost of shares redeemed	(10)	—

Change in net assets resulting from Select Class capital transactions	$777,722	$762,793

Total change in net assets resulting from capital transactions	$1,031,332	$1,016,432

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	SmartRetirement Blend 2040 Fund	SmartRetirement Blend 2045 Fund
	Period Ended 12/31/2012 (Unaudited) (a)	Period Ended 12/31/2012 (Unaudited) (a)
SHARE TRANSACTIONS:
Class A
Issued	3,333	3,333
Reinvested	47	47

Change in Class A Shares	3,380	3,380

Class C
Issued	3,333	3,333
Reinvested	37	37

Change in Class C Shares	3,370	3,370

Class R2
Issued	3,333	3,333
Reinvested	43	43

Change in Class R2 Shares	3,376	3,376

Class R5
Issued	3,333	3,333
Reinvested	52	53

Change in Class R5 Shares	3,385	3,386

Class R6
Issued	3,333	3,333
Reinvested	53	54

Change in Class R6 Shares	3,386	3,387

Select Class
Issued	51,020	50,077
Reinvested	747	738
Redeemed	(1)	—

Change in Select Class Shares	51,766	50,815

(a)	Commencement of operations was July 2, 2012.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement Blend 2050 Fund	SmartRetirement Blend 2055 Fund
	Period Ended 12/31/2012 (Unaudited) (a)	Period Ended 12/31/2012 (Unaudited) (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	732	729

Change in net assets resulting from Class A capital transactions	$50,732	$50,729

Class C
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	578	576

Change in net assets resulting from Class C capital transactions	$50,578	$50,576

Class R2
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	667	664

Change in net assets resulting from Class R2 capital transactions	$50,667	$50,664

Class R5
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	823	820

Change in net assets resulting from Class R5 capital transactions	$50,823	$50,820

Class R6
Proceeds from shares issued	$50,000	$50,000
Dividends and distributions reinvested	835	832

Change in net assets resulting from Class R6 capital transactions	$50,835	$50,832

Select Class
Proceeds from shares issued	$750,470	$772,198
Dividends and distributions reinvested	11,574	11,712

Change in net assets resulting from Select Class capital transactions	$762,044	$783,910

Total change in net assets resulting from capital transactions	$1,015,679	$1,037,531

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	SmartRetirement Blend 2050 Fund	SmartRetirement Blend 2055 Fund
	Period Ended 12/31/2012 (Unaudited) (a)	Period Ended 12/31/2012 (Unaudited) (a)
SHARE TRANSACTIONS:
Class A
Issued	3,333	3,333
Reinvested	47	47

Change in Class A Shares	3,380	3,380

Class C
Issued	3,333	3,333
Reinvested	37	37

Change in Class C Shares	3,370	3,370

Class R2
Issued	3,333	3,333
Reinvested	43	43

Change in Class R2 Shares	3,376	3,376

Class R5
Issued	3,333	3,333
Reinvested	54	52

Change in Class R5 Shares	3,387	3,385

Class R6
Issued	3,333	3,333
Reinvested	55	53

Change in Class R6 Shares	3,388	3,386

Select Class
Issued	50,030	51,406
Reinvested	736	746

Change in Select Class Shares	50,766	52,152

(a)	Commencement of operations was July 2, 2012.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
SmartRetirement Blend Income Fund
Class A
July 2, 2012 (h) through December 31, 2012 (Unaudited)	$15.00	$0.19	$0.41	$0.60	$(0.18)	$—	(i)	$(0.18)

Class C
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.14	0.41	0.55	(0.14)	—	(i)	(0.14)

Class R2
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.17	0.41	0.58	(0.16)	—	(i)	(0.16)

Class R5
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.21	0.42	0.63	(0.21)	—	(i)	(0.21)

Class R6
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.22	0.41	0.63	(0.21)	—	(i)	(0.21)

Select Class
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.20	0.41	0.61	(0.19)	—	(i)	(0.19)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$15.42	4.03%	$51,999	0.52	%(j)	2.43	%(j)	12.69	%(j)	28%

15.41	3.66	51,844	1.12	(j)	1.83	(j)	13.17	(j)	28

15.42	3.90	51,933	0.78	(j)	2.17	(j)	12.92	(j)	28

15.42	4.21	52,090	0.17	(j)	2.78	(j)	12.22	(j)	28

15.42	4.23	52,101	0.13	(j)	2.82	(j)	12.17	(j)	28

15.42	4.11	780,572	0.37	(j)	2.58	(j)	12.42	(j)	28

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
SmartRetirement Blend 2015 Fund
Class A
July 2, 2012 (h) through December 31, 2012 (Unaudited)	$15.00	$0.20	$0.53	$0.73	$(0.20)

Class C
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.16	0.52	0.68	(0.15)

Class R2
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.18	0.53	0.71	(0.18)

Class R5
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.23	0.52	0.75	(0.22)

Class R6
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.23	0.53	0.76	(0.23)

Select Class
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.21	0.53	0.74	(0.21)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$15.53	4.86%	$52,418	0.52	%(i)	2.64	%(i)	12.53	%(i)	36%

15.53	4.55	52,262	1.12	(i)	2.04	(i)	13.01	(i)	36

15.53	4.73	52,352	0.77	(i)	2.39	(i)	12.76	(i)	36

15.53	5.04	52,510	0.17	(i)	2.99	(i)	12.06	(i)	36

15.53	5.07	52,522	0.12	(i)	3.04	(i)	12.01	(i)	36

15.53	4.94	786,864	0.37	(i)	2.79	(i)	12.27	(i)	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
SmartRetirement Blend 2020 Fund
Class A
July 2, 2012 (h) through December 31, 2012 (Unaudited)	$15.00	$0.21	$0.63	$0.84	$(0.21)

Class C
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.17	0.62	0.79	(0.16)

Class R2
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.19	0.63	0.82	(0.19)

Class R5
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.24	0.62	0.86	(0.23)

Class R6
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.24	0.63	0.87	(0.24)

Select Class
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.22	0.63	0.85	(0.22)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$15.63	5.58%	$52,805	0.53	%(i)	2.78	%(i)	12.46	%(i)	40%

15.63	5.28	52,649	1.12	(i)	2.18	(i)	12.94	(i)	40

15.63	5.46	52,740	0.78	(i)	2.53	(i)	12.69	(i)	40

15.63	5.77	52,898	0.18	(i)	3.13	(i)	11.99	(i)	40

15.63	5.79	52,910	0.13	(i)	3.18	(i)	11.94	(i)	40

15.63	5.67	850,650	0.38	(i)	2.99	(i)	12.24	(i)	40

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
SmartRetirement Blend 2025 Fund
Class A
July 2, 2012 (h) through December 31, 2012 (Unaudited)	$15.00	$0.22	$0.70	$0.92	$(0.21)

Class C
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.17	0.71	0.88	(0.17)

Class R2
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.20	0.70	0.90	(0.19)

Class R5
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.24	0.71	0.95	(0.24)

Class R6
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.25	0.70	0.95	(0.24)

Select Class
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.23	0.70	0.93	(0.22)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$15.71	6.16%	$53,085	0.54	%(i)	2.81	%(i)	12.47	%(i)	43%

15.71	5.86	52,928	1.13	(i)	2.22	(i)	12.95	(i)	43

15.71	6.04	53,019	0.79	(i)	2.56	(i)	12.70	(i)	43

15.71	6.35	53,179	0.19	(i)	3.17	(i)	12.00	(i)	43

15.71	6.37	53,191	0.14	(i)	3.21	(i)	11.95	(i)	43

15.71	6.24	796,892	0.38	(i)	2.97	(i)	12.20	(i)	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
SmartRetirement Blend 2030 Fund
Class A
July 2, 2012 (h) through December 31, 2012 (Unaudited)	$15.00	$0.22	$0.76	$0.98	$(0.21)

Class C
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.17	0.76	0.93	(0.16)

Class R2
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.20	0.76	0.96	(0.19)

Class R5
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.24	0.77	1.01	(0.24)

Class R6
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.25	0.76	1.01	(0.24)

Select Class
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.22	0.77	0.99	(0.22)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$15.77	6.54%	$53,266	0.54	%(i)	2.83	%(i)	12.42	%(i)	45%

15.77	6.23	53,107	1.14	(i)	2.23	(i)	12.90	(i)	45

15.77	6.41	53,199	0.80	(i)	2.58	(i)	12.65	(i)	45

15.77	6.72	53,359	0.19	(i)	3.18	(i)	11.96	(i)	45

15.77	6.75	53,371	0.15	(i)	3.23	(i)	11.91	(i)	45

15.77	6.62	859,108	0.39	(i)	3.00	(i)	12.19	(i)	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
SmartRetirement Blend 2035 Fund
Class A
July 2, 2012 (h) through December 31, 2012 (Unaudited)	$15.00	$0.22	$0.83	$1.05	$(0.22)

Class C
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.17	0.82	0.99	(0.17)

Class R2
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.20	0.83	1.03	(0.20)

Class R5
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.25	0.82	1.07	(0.24)

Class R6
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.25	0.83	1.08	(0.25)

Select Class
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.23	0.83	1.06	(0.23)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$15.83	7.00%	$53,485	0.55	%(i)	2.85	%(i)	12.43	%(i)	49%

15.82	6.62	53,326	1.15	(i)	2.25	(i)	12.91	(i)	49

15.83	6.87	53,417	0.80	(i)	2.60	(i)	12.66	(i)	49

15.83	7.18	53,579	0.20	(i)	3.20	(i)	11.96	(i)	49

15.83	7.20	53,591	0.15	(i)	3.25	(i)	11.92	(i)	49

15.83	7.08	805,023	0.40	(i)	3.00	(i)	12.17	(i)	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
SmartRetirement Blend 2040 Fund
Class A
July 2, 2012 (h) through December 31, 2012 (Unaudited)	$15.00	$0.22	$0.84	$1.06	$(0.22)

Class C
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.17	0.84	1.01	(0.17)

Class R2
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.20	0.84	1.04	(0.20)

Class R5
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.25	0.84	1.09	(0.24)

Class R6
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.25	0.85	1.10	(0.25)

Select Class
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.23	0.84	1.07	(0.23)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$15.84	7.07%	$53,549	0.55	%(i)	2.87	%(i)	12.35	%(i)	49%

15.84	6.76	53,390	1.15	(i)	2.27	(i)	12.83	(i)	49

15.84	6.94	53,481	0.80	(i)	2.62	(i)	12.58	(i)	49

15.85	7.32	53,643	0.20	(i)	3.22	(i)	11.89	(i)	49

15.85	7.34	53,655	0.16	(i)	3.27	(i)	11.84	(i)	49

15.84	7.15	820,228	0.40	(i)	3.03	(i)	12.10	(i)	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
SmartRetirement Blend 2045 Fund
Class A
July 2, 2012 (h) through December 31, 2012 (Unaudited)	$15.00	$0.22	$0.84	$1.06	$(0.22)

Class C
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.17	0.84	1.01	(0.17)

Class R2
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.20	0.84	1.04	(0.20)

Class R5
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.25	0.84	1.09	(0.25)

Class R6
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.25	0.84	1.09	(0.25)

Select Class
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.23	0.84	1.07	(0.23)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$15.84	7.08%	$53,539	0.55	%(i)	2.87	%(i)	12.43	%(i)	49%

15.84	6.77	53,380	1.15	(i)	2.28	(i)	12.91	(i)	49

15.84	6.95	53,472	0.80	(i)	2.62	(i)	12.66	(i)	49

15.84	7.26	53,633	0.20	(i)	3.23	(i)	11.96	(i)	49

15.84	7.29	53,645	0.16	(i)	3.27	(i)	11.91	(i)	49

15.84	7.16	804,924	0.40	(i)	3.03	(i)	12.17	(i)	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
SmartRetirement Blend 2050 Fund
Class A
July 2, 2012 (h) through December 31, 2012 (Unaudited)	$15.00	$0.22	$0.84	$1.06	$(0.22)

Class C
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.17	0.84	1.01	(0.17)

Class R2
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.20	0.84	1.04	(0.20)

Class R5
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.25	0.84	1.09	(0.25)

Class R6
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.25	0.84	1.09	(0.25)

Select Class
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.23	0.84	1.07	(0.23)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$15.84	7.08%	$53,538	0.55	%(i)	2.87	%(i)	12.43	%(i)	49%

15.84	6.77	53,379	1.15	(i)	2.27	(i)	12.91	(i)	49

15.84	6.95	53,471	0.80	(i)	2.62	(i)	12.66	(i)	49

15.84	7.26	53,632	0.20	(i)	3.22	(i)	11.96	(i)	49

15.84	7.28	53,644	0.16	(i)	3.27	(i)	11.92	(i)	49

15.84	7.16	804,167	0.40	(i)	3.02	(i)	12.17	(i)	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
SmartRetirement Blend 2055 Fund
Class A
July 2, 2012 (h) through December 31, 2012 (Unaudited)	$15.00	$0.22	$0.84	$1.06	$(0.22)

Class C
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.17	0.84	1.01	(0.17)

Class R2
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.20	0.84	1.04	(0.20)

Class R5
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.25	0.84	1.09	(0.25)

Class R6
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.25	0.84	1.09	(0.25)

Select Class
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.23	0.84	1.07	(0.23)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$15.84	7.07%	$53,530	0.55	%(i)	2.86	%(i)	12.41	%(i)	49%

15.84	6.76	53,370	1.15	(i)	2.26	(i)	12.89	(i)	49

15.84	6.94	53,462	0.81	(i)	2.61	(i)	12.64	(i)	49

15.84	7.25	53,623	0.20	(i)	3.21	(i)	11.94	(i)	49

15.84	7.28	53,636	0.16	(i)	3.26	(i)	11.89	(i)	49

15.84	7.15	825,991	0.40	(i)	3.05	(i)	12.16	(i)	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
SmartRetirement® Blend Income Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
SmartRetirement® Blend 2015 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
SmartRetirement® Blend 2020 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
SmartRetirement® Blend 2025 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
SmartRetirement® Blend 2030 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
SmartRetirement® Blend 2035 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
SmartRetirement® Blend 2040 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
SmartRetirement® Blend 2045 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
SmartRetirement® Blend 2050 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
SmartRetirement® Blend 2055 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The Funds commenced operations on July 2, 2012. Currently, Class A, Class C and Class R2 Shares of the Funds are not publicly offered for investment.

The JPMorgan SmartRetirement Blend Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement Blend 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date. The remaining JPMorgan SmartRetirement Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each investment company’s net asset value per share as of the report date. Equity securities, including investments in Exchange Traded Funds, listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and

70	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
SmartRetirement Blend Income Fund
Total Investments in Securities (a)	$987,922	$—	$—	$987,922

SmartRetirement Blend 2015 Fund
Total Investments in Securities (a)	$994,427	$—	$—	$994,427

SmartRetirement Blend 2020 Fund
Total Investments in Securities (a)	$1,059,743	$—	$—	$1,059,743

SmartRetirement Blend 2025 Fund
Total Investments in Securities (a)	$1,007,753	$—	$—	$1,007,753

SmartRetirement Blend 2030 Fund
Total Investments in Securities (a)	$1,131,079	$—	$—	$1,131,079

SmartRetirement Blend 2035 Fund
Total Investments in Securities (a)	$1,019,639	$—	$—	$1,019,639

SmartRetirement Blend 2040 Fund
Total Investments in Securities (a)	$1,034,744	$—	$—	$1,034,744

SmartRetirement Blend 2045 Fund
Total Investments in Securities (a)	$1,018,519	$—	$—	$1,018,519

SmartRetirement Blend 2050 Fund
Total Investments in Securities (a)	$1,017,955	$—	$—	$1,017,955

SmartRetirement Blend 2055 Fund
Total Investments in Securities (a)	$1,039,813	$—	$—	$1,039,813

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the period ended December 31, 2012.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

B. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds which are advised by JPMIM or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized gains, if any, by the Underlying Funds:

	For the period ended December 31, 2012
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement Blend Income Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$—	$16,825	$1,600	$33	$—	957	$13,401
JPMorgan Core Bond Fund, Class R6 Shares	—	172,477	29,100	333	2,044	11,925	143,939
JPMorgan Emerging Economies Fund, Class R5 Shares	—	8,864	4,250	434	115	406	5,637
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	46,207	16,400	925	1,207	3,633	33,129
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	15,548	9,921	525	98	286	6,897
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	10,979	—	9	21	1,058	11,085
JPMorgan Global Natural Resources Fund, Class R6 Shares	—	15,338	—	—	338	1,430	16,139
JPMorgan High Yield Fund, Class R6 Shares	—	103,665	19,100	859	3,100	10,761	87,486
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	67,790	5,900	339	500	5,793	62,624
JPMorgan International Realty Fund, Class R5 Shares	—	10,675	—	—	675	1,192	12,036
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	1,075,849	973,152	—	63	102,697	102,697
JPMorgan Realty Income Fund, Class R5 Shares	—	15,146	1,900	46	79	1,136	13,228

Total	$—			$3,503	$8,240		$508,298

	For the period ended December 31, 2012
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement Blend 2015 Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$—	$9,100	$—	$—	$—	575	$8,056
JPMorgan Core Bond Fund, Class R6 Shares	—	176,986	28,200	321	2,147	12,374	149,357
JPMorgan Emerging Economies Fund, Class R5 Shares	—	19,776	12,172	1,152	226	704	9,776
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	42,107	14,100	780	1,107	3,403	31,033
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	30,323	21,047	1,367	173	494	11,932
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	10,278	—	8	20	990	10,377
JPMorgan Global Natural Resources Fund, Class R6 Shares	—	7,158	—	—	158	667	7,532
JPMorgan High Yield Fund, Class R6 Shares	—	97,015	19,400	789	2,749	9,862	80,177
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	44,666	3,100	220	272	3,874	41,882
JPMorgan International Realty Fund, Class R5 Shares	—	14,734	3,400	278	734	1,296	13,092
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	1,091,646	1,048,922	—	23	42,724	42,724
JPMorgan Realty Income Fund, Class R5 Shares	—	23,238	1,700	90	129	1,849	21,524

Total	$—			$5,005	$7,738		$427,462

72	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	For the period ended December 31, 2012
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement Blend 2020 Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$—	$1,000	$—	$—	$—	62	$871
JPMorgan Core Bond Fund, Class R6 Shares	—	174,644	28,400	308	1,916	12,152	146,673
JPMorgan Emerging Economies Fund, Class R5 Shares	—	34,302	21,563	1,467	352	1,143	15,862
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	39,799	12,150	661	999	3,320	30,283
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	40,001	24,715	1,906	251	798	19,274
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	9,075	—	7	17	874	9,162
JPMorgan Global Natural Resources Fund, Class R6 Shares	—	1,023	—	—	23	95	1,076
JPMorgan High Yield Fund, Class R6 Shares	—	93,127	19,000	722	2,541	9,403	76,443
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	10,523	—	49	50	976	10,547
JPMorgan International Realty Fund, Class R5 Shares	—	18,913	4,750	269	913	1,611	16,271
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	1,120,342	1,113,137	—	14	7,205	7,205
JPMorgan Realty Income Fund, Class R5 Shares	—	34,526	3,600	98	161	2,666	31,028

Total	$—			$5,487	$7,237		$364,695

	For the period ended December 31, 2012
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement Blend 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$—	$119,704	$15,700	$228	$1,372	8,642	$104,307
JPMorgan Emerging Economies Fund, Class R5 Shares	—	36,318	21,626	1,731	419	1,321	18,338
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	31,838	10,300	558	838	2,612	23,820
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	48,856	31,327	2,411	306	926	22,356
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	7,871	—	6	15	758	7,947
JPMorgan High Yield Fund, Class R6 Shares	—	80,840	16,300	691	2,335	8,210	66,744
JPMorgan International Realty Fund, Class R5 Shares	—	22,838	7,600	390	989	1,745	17,620
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	1,070,737	1,063,232	—	14	7,505	7,505
JPMorgan Realty Income Fund, Class R5 Shares	—	36,893	5,400	96	183	2,713	31,576

Total	$—			$6,111	$6,471		$300,213

	For the period ended December 31, 2012
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement Blend 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$—	$82,213	$13,400	$144	$880	5,716	$68,996
JPMorgan Emerging Economies Fund, Class R5 Shares	—	42,734	25,095	1,855	484	1,568	21,767
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	28,354	8,475	452	703	2,389	21,788
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	51,036	29,914	2,522	336	1,098	26,508

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

	For the period ended December 31, 2012
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement Blend 2030 Fund (continued)
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	$—	$6,668	$—	$5	$13	642	$6,732
JPMorgan High Yield Fund, Class R6 Shares	—	79,147	15,800	655	2,173	8,044	65,400
JPMorgan International Realty Fund, Class R5 Shares	—	23,711	7,300	370	1,061	1,873	18,920
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	1,126,082	1,059,266	—	14	66,816	66,816
JPMorgan Realty Income Fund, Class R5 Shares	—	42,284	4,800	124	204	3,227	37,561

Total	$—			$6,127	$5,868		$334,488

	For the period ended December 31, 2012
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement Blend 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$—	$49,007	$14,000	$92	$410	2,904	$35,054
JPMorgan Emerging Economies Fund, Class R5 Shares	—	46,383	28,486	2,170	533	1,614	22,406
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	21,569	6,700	355	569	1,800	16,412
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	55,212	33,746	2,856	362	1,130	27,268
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	5,440	—	4	10	524	5,492
JPMorgan High Yield Fund, Class R6 Shares	—	72,968	17,800	611	2,025	7,019	57,063
JPMorgan International Realty Fund, Class R5 Shares	—	25,839	8,225	399	1,140	2,011	20,309
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	1,072,860	1,063,252	—	14	9,608	9,608
JPMorgan Realty Income Fund, Class R5 Shares	—	44,526	5,200	139	226	3,386	39,415

Total	$—			$6,626	$5,289		$233,027

	For the period ended December 31, 2012
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement Blend 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$—	$34,570	$14,435	$64	$292	1,673	$20,191
JPMorgan Emerging Economies Fund, Class R5 Shares	—	49,673	30,932	2,244	552	1,688	23,431
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	20,537	6,825	369	537	1,665	15,180
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	56,042	33,543	2,946	382	1,182	28,526
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	5,014	—	4	10	483	5,062
JPMorgan High Yield Fund, Class R6 Shares	—	69,849	16,800	574	1,995	6,755	54,917
JPMorgan International Realty Fund, Class R5 Shares	—	26,961	8,600	388	1,186	2,093	21,139
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	1,085,393	1,076,518	—	14	8,875	8,875
JPMorgan Realty Income Fund, Class R5 Shares	—	46,745	5,300	149	234	3,572	41,576

Total	$—			$6,738	$5,202		$218,897

74	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	For the period ended December 31, 2012
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement Blend 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$—	$35,973	$16,024	$75	$297	1,659	$20,029
JPMorgan Emerging Economies Fund, Class R5 Shares	—	44,692	26,269	2,247	543	1,663	23,080
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	20,535	7,050	386	535	1,640	14,953
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	59,026	36,853	2,893	377	1,164	28,103
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	4,939	—	4	9	476	4,986
JPMorgan High Yield Fund, Class R6 Shares	—	71,728	17,700	591	1,979	6,875	55,891
JPMorgan International Realty Fund, Class R5 Shares	—	25,612	7,150	308	1,187	2,095	21,162
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	1,071,333	1,062,567	—	14	8,766	8,766
JPMorgan Realty Income Fund, Class R5 Shares	—	45,691	4,800	152	233	3,522	40,997

Total	$—			$6,656	$5,174		$217,967

	For the period ended December 31, 2012
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement Blend 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$—	$35,922	$15,975	$76	$297	1,659	$20,028
JPMorgan Emerging Economies Fund, Class R5 Shares	—	44,693	26,284	2,248	543	1,662	23,065
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	20,535	7,050	386	535	1,640	14,953
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	59,201	36,983	2,831	376	1,163	28,084
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	4,939	—	4	10	476	4,986
JPMorgan High Yield Fund, Class R6 Shares	—	69,828	17,700	591	1,979	6,641	53,990
JPMorgan International Realty Fund, Class R5 Shares	—	25,509	7,100	310	1,184	2,090	21,105
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	1,073,032	1,063,253	—	14	9,779	9,779
JPMorgan Realty Income Fund, Class R5 Shares	—	45,640	4,800	152	233	3,518	40,945

Total	$—			$6,598	$5,171		$216,935

	For the period ended December 31, 2012
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
SmartRetirement Blend 2055 Fund
	$—	$35,673	$15,675	$75	$296	1,663	$20,076
JPMorgan Emerging Economies Fund, Class R5 Shares	—	46,693	27,807	2,225	543	1,698	23,572
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	20,535	7,050	386	535	1,640	14,953
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	58,728	35,926	2,775	378	1,188	28,676
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	4,914	—	4	10	473	4,961
JPMorgan High Yield Fund, Class R6 Shares	—	71,978	17,700	591	1,979	6,905	56,140
JPMorgan International Realty Fund, Class R5 Shares	—	25,912	7,465	322	1,187	2,095	21,161
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	1,088,444	1,078,803	—	14	9,641	9,641
JPMorgan Realty Income Fund, Class R5 Shares	—	48,004	7,350	147	233	3,505	40,793

Total	$—			$6,525	$5,175		$219,973

*	Commencement of operations.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income and distributions of realized gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

The Funds invest in Underlying Funds and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

E. Offering and Organization Costs — Total offering costs paid in connection with the offering of shares of the Funds are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time the Funds commenced operations and are included as part of Professional fees in the Statements of Operations. For the period ended December 31, 2012, total offering costs paid were:

Offering Costs
SmartRetirement Blend Income Fund	$94,302
SmartRetirement Blend 2015 Fund	94,401
SmartRetirement Blend 2020 Fund	94,427
SmartRetirement Blend 2025 Fund	94,427
SmartRetirement Blend 2030 Fund	94,401
SmartRetirement Blend 2035 Fund	94,401
SmartRetirement Blend 2040 Fund	94,401
SmartRetirement Blend 2045 Fund	94,401
SmartRetirement Blend 2050 Fund	94,362
SmartRetirement Blend 2055 Fund	94,327

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.30% of each Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended December 31, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the Sub-administrator). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

76	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended December 31, 2012, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan incurred by the Fund and any Underlying Fund and acquired fund fees incurred by an Underlying Fund) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
0.85%	1.45%	1.10%	0.50%	0.45%	0.70%

The expense limitation agreements were in effect for the period ended December 31, 2012. The expense limitation percentages in the table above are in place until at least October 31, 2013.

For the period ended December 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
SmartRetirment Blend Income Fund	$1,525	$438	$78	$2,041	$83,039
SmartRetirment Blend 2015 Fund	1,530	439	68	2,037	82,461
SmartRetirment Blend 2020 Fund	1,539	442	68	2,049	82,591
SmartRetirment Blend 2025 Fund	1,536	441	67	2,044	82,296
SmartRetirment Blend 2030 Fund	1,538	442	68	2,048	82,244
SmartRetirment Blend 2035 Fund	1,540	442	70	2,052	82,216
SmartRetirment Blend 2040 Fund	1,552	446	70	2,068	82,273
SmartRetirment Blend 2045 Fund	1,541	442	70	2,053	82,196
SmartRetirment Blend 2050 Fund	1,540	442	70	2,052	82,172
SmartRetirment Blend 2055 Fund	1,543	443	69	2,055	82,216

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Funds’ Distributor has agreed to waive the Funds’ fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the affiliated Underlying Funds. These waivers will be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fee up to 0.25% of Class A, Class C, Class R2 and Select Class Shares and up to 0.05% of Class R5 Shares.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended December 31, 2012, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the period ended December 31, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the period ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
SmartRetirement Blend Income Fund	$1,105,715	$246,405
SmartRetirement Blend 2015 Fund	1,254,896	336,439
SmartRetirement Blend 2020 Fund	1,400,612	388,289
SmartRetirement Blend 2025 Fund	1,370,429	416,318
SmartRetirement Blend 2030 Fund	1,448,200	434,366
SmartRetirement Blend 2035 Fund	1,429,299	473,587
SmartRetirement Blend 2040 Fund	1,446,721	476,625
SmartRetirement Blend 2045 Fund	1,426,186	471,776
SmartRetirement Blend 2050 Fund	1,423,458	470,615
SmartRetirement Blend 2055 Fund	1,445,775	470,864

During the period ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SmartRetirement Blend Income Fund	$971,171	$18,978	$2,227	$16,751
SmartRetirement Blend 2015 Fund	974,126	21,719	1,418	20,301
SmartRetirement Blend 2020 Fund	1,035,170	25,105	532	24,573
SmartRetirement Blend 2025 Fund	979,733	28,428	408	28,020
SmartRetirement Blend 2030 Fund	1,100,468	30,942	331	30,611
SmartRetirement Blend 2035 Fund	987,140	32,736	237	32,499
SmartRetirement Blend 2040 Fund	1,001,408	33,501	165	33,336
SmartRetirement Blend 2045 Fund	985,362	33,312	155	33,157
SmartRetirement Blend 2050 Fund	984,906	33,214	165	33,049
SmartRetirement Blend 2055 Fund	1,006,830	33,151	168	32,983

78	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds may get carried forward indefinitely and retain their character as short-term and/or long-term losses.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds’ Shares are currently held by the Advisor.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	79

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period	Annualized Expense Ratio
SmartRetirement Blend Income Fund
Class A
Actual*	$1,000.00	$1,040.30	$2.65	0.52%
Hypothetical**	1,000.00	1,022.58	2.65	0.52
Class C
Actual*	1,000.00	1,036.60	5.69	1.12
Hypothetical**	1,000.00	1,019.56	5.70	1.12
Class R2
Actual*	1,000.00	1,039.00	3.97	0.78
Hypothetical**	1,000.00	1,021.27	3.97	0.78
Class R5
Actual*	1,000.00	1,042.10	0.87	0.17
Hypothetical**	1,000.00	1,024.35	0.87	0.17
Class R6
Actual*	1,000.00	1,042.30	0.66	0.13
Hypothetical**	1,000.00	1,024.55	0.66	0.13
Select Class
Actual*	1,000.00	1,041.10	1.88	0.37
Hypothetical**	1,000.00	1,023.34	1.89	0.37

SmartRetirement Blend 2015 Fund
Class A
Actual*	1,000.00	1,048.60	2.66	0.52
Hypothetical**	1,000.00	1,022.58	2.65	0.52
Class C
Actual*	1,000.00	1,045.50	5.71	1.12
Hypothetical**	1,000.00	1,019.56	5.70	1.12

80	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period	Annualized Expense Ratio
SmartRetirement Blend 2015 Fund (continued)
Class R2
Actual*	$1,000.00	$1,047.30	$3.93	0.77%
Hypothetical**	1,000.00	1,021.32	3.92	0.77
Class R5
Actual*	1,000.00	1,050.40	0.87	0.17
Hypothetical**	1,000.00	1,024.35	0.87	0.17
Class R6
Actual*	1,000.00	1,050.70	0.61	0.12
Hypothetical**	1,000.00	1,024.60	0.61	0.12
Select Class
Actual*	1,000.00	1,049.40	1.89	0.37
Hypothetical**	1,000.00	1,023.34	1.89	0.37

SmartRetirement Blend 2020 Fund
Class A
Actual*	1,000.00	1,055.80	2.72	0.53
Hypothetical**	1,000.00	1,022.53	2.70	0.53
Class C
Actual*	1,000.00	1,052.80	5.73	1.12
Hypothetical**	1,000.00	1,019.56	5.70	1.12
Class R2
Actual*	1,000.00	1,054.60	4.00	0.78
Hypothetical**	1,000.00	1,021.27	3.97	0.78
Class R5
Actual*	1,000.00	1,057.70	0.92	0.18
Hypothetical**	1,000.00	1,024.30	0.92	0.18
Class R6
Actual*	1,000.00	1,057.90	0.67	0.13
Hypothetical**	1,000.00	1,024.55	0.66	0.13
Select Class
Actual*	1,000.00	1,056.70	1.95	0.38
Hypothetical**	1,000.00	1,023.29	1.94	0.38

SmartRetirement Blend 2025 Fund
Class A
Actual*	1,000.00	1,061.60	2.78	0.54
Hypothetical**	1,000.00	1,022.48	2.75	0.54
Class C
Actual*	1,000.00	1,058.60	5.80	1.13
Hypothetical**	1,000.00	1,019.51	5.75	1.13
Class R2
Actual*	1,000.00	1,060.40	4.06	0.79
Hypothetical**	1,000.00	1,021.22	4.02	0.79
Class R5
Actual*	1,000.00	1,063.50	0.98	0.19
Hypothetical**	1,000.00	1,024.25	0.97	0.19
Class R6
Actual*	1,000.00	1,063.70	0.72	0.14
Hypothetical**	1,000.00	1,024.50	0.71	0.14
Select Class
Actual*	1,000.00	1,062.40	1.95	0.38
Hypothetical**	1,000.00	1,023.29	1.94	0.38

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	81

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period	Annualized Expense Ratio
SmartRetirement Blend 2030 Fund
Class A
Actual*	$1,000.00	$1,065.40	$2.78	0.54%
Hypothetical**	1,000.00	1,022.48	2.75	0.54
Class C
Actual*	1,000.00	1,062.30	5.86	1.14
Hypothetical**	1,000.00	1,019.46	5.80	1.14
Class R2
Actual*	1,000.00	1,064.10	4.12	0.80
Hypothetical**	1,000.00	1,021.17	4.08	0.80
Class R5
Actual*	1,000.00	1,067.20	0.98	0.19
Hypothetical**	1,000.00	1,024.25	0.97	0.19
Class R6
Actual*	1,000.00	1,067.50	0.77	0.15
Hypothetical**	1,000.00	1,024.45	0.77	0.15
Select Class
Actual*	1,000.00	1,066.20	2.01	0.39
Hypothetical**	1,000.00	1,023.24	1.99	0.39

SmartRetirement Blend 2035 Fund
Class A
Actual*	1,000.00	1,070.00	2.84	0.55
Hypothetical**	1,000.00	1,022.43	2.80	0.55
Class C
Actual*	1,000.00	1,066.20	5.92	1.15
Hypothetical**	1,000.00	1,019.41	5.85	1.15
Class R2
Actual*	1,000.00	1,068.70	4.13	0.80
Hypothetical**	1,000.00	1,021.17	4.08	0.80
Class R5
Actual*	1,000.00	1,071.80	1.03	0.20
Hypothetical**	1,000.00	1,024.20	1.02	0.20
Class R6
Actual*	1,000.00	1,072.00	0.77	0.15
Hypothetical**	1,000.00	1,024.45	0.77	0.15
Select Class
Actual*	1,000.00	1,070.80	2.07	0.40
Hypothetical**	1,000.00	1,023.19	2.04	0.40

SmartRetirement Blend 2040 Fund
Class A
Actual*	1,000.00	1,070.70	2.84	0.55
Hypothetical**	1,000.00	1,022.43	2.80	0.55
Class C
Actual*	1,000.00	1,067.60	5.93	1.15
Hypothetical**	1,000.00	1,019.41	5.85	1.15
Class R2
Actual*	1,000.00	1,069.40	4.13	0.80
Hypothetical**	1,000.00	1,021.17	4.08	0.80
Class R5
Actual*	1,000.00	1,073.20	1.03	0.20
Hypothetical**	1,000.00	1,024.20	1.02	0.20
Class R6
Actual*	1,000.00	1,073.40	0.83	0.16
Hypothetical**	1,000.00	1,024.40	0.82	0.16
Select Class
Actual*	1,000.00	1,071.50	2.07	0.40
Hypothetical**	1,000.00	1,023.19	2.04	0.40

82	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period	Annualized Expense Ratio
SmartRetirement Blend 2045 Fund
Class A
Actual*	$1,000.00	$1,070.80	$2.84	0.55%
Hypothetical**	1,000.00	1,022.43	2.80	0.55
Class C
Actual*	1,000.00	1,067.70	5.93	1.15
Hypothetical**	1,000.00	1,019.41	5.85	1.15
Class R2
Actual*	1,000.00	1,069.50	4.13	0.80
Hypothetical**	1,000.00	1,021.17	4.08	0.80
Class R5
Actual*	1,000.00	1,072.60	1.03	0.20
Hypothetical**	1,000.00	1,024.20	1.02	0.20
Class R6
Actual*	1,000.00	1,072.90	0.83	0.16
Hypothetical**	1,000.00	1,024.40	0.82	0.16
Select Class
Actual*	1,000.00	1,071.60	2.07	0.40
Hypothetical**	1,000.00	1,023.19	2.04	0.40

SmartRetirement Blend 2050 Fund
Class A
Actual*	1,000.00	1,070.80	2.84	0.55
Hypothetical**	1,000.00	1,022.43	2.80	0.55
Class C
Actual*	1,000.00	1,067.70	5.93	1.15
Hypothetical**	1,000.00	1,019.41	5.85	1.15
Class R2
Actual*	1,000.00	1,069.50	4.13	0.80
Hypothetical**	1,000.00	1,021.17	4.08	0.80
Class R5
Actual*	1,000.00	1,072.60	1.03	0.20
Hypothetical**	1,000.00	1,024.20	1.02	0.20
Class R6
Actual*	1,000.00	1,072.80	0.83	0.16
Hypothetical**	1,000.00	1,024.40	0.82	0.16
Select Class
Actual*	1,000.00	1,071.60	2.07	0.40
Hypothetical**	1,000.00	1,023.19	2.04	0.40

SmartRetirement Blend 2055 Fund
Class A
Actual*	1,000.00	1,070.70	2.84	0.55
Hypothetical**	1,000.00	1,022.43	2.80	0.55
Class C
Actual*	1,000.00	1,067.60	5.93	1.15
Hypothetical**	1,000.00	1,019.41	5.85	1.15
Class R2
Actual*	1,000.00	1,069.40	4.18	0.81
Hypothetical**	1,000.00	1,021.12	4.13	0.81
Class R5
Actual*	1,000.00	1,072.50	1.03	0.20
Hypothetical**	1,000.00	1,024.20	1.02	0.20
Class R6
Actual*	1,000.00	1,072.80	0.83	0.16
Hypothetical**	1,000.00	1,024.40	0.82	0.16
Select Class
Actual*	1,000.00	1,071.50	2.07	0.40
Hypothetical**	1,000.00	1,023.19	2.04	0.40

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the actual period). Commencement of offering of class of shares was July 2, 2012.
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

84	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their February 2012 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”).

In connection with the approval of the New Advisory Agreements, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from Advisor personnel. The Trustees received from the Advisor information concerning the experience and performance of the portfolio management team primarily responsible for managing the Funds and managing other accounts with similar strategies. In addition, the Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds in which the Funds will invest (“Underlying Funds”), considered and reviewed performance and other information of the Underlying Funds received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Underlying Funds’ performance against the Underlying Funds’ peers and benchmarks, and analyses by the Advisor of the Underlying Funds’ performance. The Advisor also periodically provides comparative information regarding the Underlying Funds’ expense ratios and those of the peer groups. In addition, as part of their review of the investment advisory arrangements for the Underlying Funds, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. An independent consultant engaged by the Trustees to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings also provided additional analyses of the performance of the Underlying Funds. Prior to voting, the Trustees reviewed the proposed approval of the New Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The

Trustees also discussed the proposed approvals in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreements.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from each Fund under the New Advisory Agreements was fair and reasonable and that the initial approval of the New Advisory Agreements was in the best interests of each Fund and their potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreements, the Trustees considered the materials furnished specifically in connection with these approval items, as well as other relevant information furnished throughout the year (including with respect to the Underlying Funds) and the Trustees’ experience with the Advisor and its services. The Trustees considered the background and experience of the Advisor’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund. The Trustees also considered the investment strategy and investment process for each Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of each Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Funds by the Advisor.

DECEMBER 31, 2012	JPMORGAN SMARTRETIREMENT BLEND FUNDS	85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits to be received by the Advisor and its affiliates in connection with the Funds’ planned investments in the Underlying Funds. The Board considered that the Advisor does not intend to use third-party soft dollar arrangements with respect to securities transactions it executes for the Funds but may use such arrangements in connection with some of the Underlying Funds that invest in U.S. equities.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, will earn fees from the Funds and/or Underlying Funds for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Funds and/or Underlying Funds. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor will put in place that serve to limit the overall net expense ratios at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds will benefit from that breakpoint. With regard to the New Advisory Agreements, the Trustees found that, with the adoption of contractual caps on total expenses, shareholders will benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered each Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for each Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for each Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that each Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Funds will invest.

86	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	SAN-SRB-1212

JPMorgan SmartAllocation Funds

Semi-Annual Report

December 31, 2012 (Unaudited)

JPMorgan SmartAllocation Equity Fund

JPMorgan SmartAllocation Equity Fund

Semi-Annual Report

December 31, 2012

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan Funds

CEO’s Letter (Unaudited)

January 23, 2013

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the six months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. Treasury Yields Remain Low

Yields for U.S. Treasury securities remained at historically low levels throughout the six-month period. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended December 31, 2012.

International Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the six months ended December 31, 2012.

Investment Implications for the U.S. Debt and Deficit Negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

1

JPMorgan SmartAllocation Equity Fund

Fund Summary

For the period July 2, 2012 (Fund Inception Date) through December 31, 2012 (Unaudited)

Reporting Period Return:
Fund (Class R6 Shares)*	8.12%
Morgan Stanley Capital Index (“MSCI”) World Index (net of foreign withholding taxes)	9.36%
S&P 500 Index	5.95%

Net Assets as of 12/31/2012	$1,079,778

Investment objective** and strategies	The Fund seeks to provide long-term capital appreciation. The Fund seeks to provide exposure to a broadly diversified portfolio of equity securities of U.S. and non-U.S. companies (including companies in emerging markets) across all market capitalization ranges.

Portfolio Composition by Asset Class***
U.S. Equity	59.3%
International Equity	34.3
Alternative Assets	6.0
Money Market	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

2

TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		7.87%
With Sales Charge**		2.21
CLASS C SHARES	7/2/12
Without CDSC		7.61
With CDSC***		6.61
CLASS R2 SHARES	7/2/12	7.74
CLASS R5 SHARES	7/2/12	8.10
CLASS R6 SHARES	7/2/12	8.12
SELECT CLASS SHARES	7/2/12	8.00

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

3

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartAllocation Equity Fund, the MSCI World Index and the S&P 500 Index from July 2, 2012 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

JPMorgan SmartAllocation Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 95.1%
	Alternative Assets — 5.7%
2,134	JPMorgan International Realty Fund, Class R5 Shares (b)	21,553
3,419	JPMorgan Realty Income Fund, Class R5 Shares (b)	39,800

	Total Alternative Assets	61,353

	International Equity — 32.6%
1,936	iShares MSCI EAFE Index Fund	110,003
1,439	iShares MSCI Emerging Markets Index Fund	63,820
2,280	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	31,644
1,335	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	32,228
3,123	JPMorgan International Equity Fund, Class R6 Shares (b)	45,254
3,405	JPMorgan International Opportunities Fund, Class R6 Shares (b)	45,258
1,397	JPMorgan Intrepid International Fund, Institutional Class Shares (b)	23,808

	Total International Equity	352,015

	Money Market — 0.4%
4,575	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m)	4,575

	U.S. Equity — 56.4%
310	iShares Russell 2000 Index Fund	26,130
313	iShares Russell Midcap Index Fund	35,400
6,106	JPMorgan Growth Advantage Fund, Class R5 Shares (b)	61,610
2,205	JPMorgan Intrepid America Fund, Class R5 Shares (b)	57,373
884	JPMorgan Mid Cap Core Fund, Class R6 Shares (b)	15,815
7,600	JPMorgan U.S. Equity Fund, Class R6 Shares (b)	85,423
1,420	JPMorgan U.S. Small Company Fund, Class R6 Shares (b)	16,255
2,857	JPMorgan Value Advantage Fund, Institutional Class Shares (b)	60,776
3,827	Vanguard S&P 500 ETF	249,674

	Total U.S. Equity	608,456

	Total Investments — 95.1% (Cost $980,742)	1,026,399
	Other Assets in Excess of Liabilities — 4.9%	53,379

	NET ASSETS — 100.0%	$1,079,778

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

EAFE	—	Europe, Australasia, and Far East
ETF	—	Exchange Traded Fund
MSCI	—	Morgan Stanley Capital Index
(b)	—	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	—	The rate shown is the current yield as of December 31, 2012.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as the Funds’ website.

SEE NOTES TO FINANCIAL STATEMENTS.

5

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

SmartAllocation Equity Fund
ASSETS:
Investments in non-affiliates, at value	$485,027
Investments in affiliates, at value	541,372

Total investment securities, at value	1,026,399
Receivables:
Investment securities sold	203,105
Dividends from affiliates	56
Due from Advisor	14,479
Deferred offering costs	53,591

Total Assets	1,297,630

LIABILITIES:
Payables:
Investment securities purchased	204,423
Accrued liabilities:
Shareholder servicing fees	205
Distribution fees	68
Custodian and accounting fees	4,301
Trustees’ and Chief Compliance Officer’s fees	2
Other	8,853

Total Liabilities	217,852

Net Assets	$1,079,778

SEE NOTES TO FINANCIAL STATEMENTS.

6

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

SmartAllocation Equity Fund
NET ASSETS:
Paid-in-Capital	$1,005,718
Accumulated undistributed net investment income	5,488
Accumulated net realized gains (losses)	22,915
Net unrealized appreciation (depreciation)	45,657

Total Net Assets	$1,079,778

Net Assets:
Class A	$53,936
Class C	53,802
Class R2	53,869
Class R5	54,057
Class R6	54,068
Select Class	810,046

Total	$1,079,778

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,347
Class C	3,340
Class R2	3,343
Class R5	3,355
Class R6	3,356
Select Class	50,278

Net Asset Value (a):
Class A — Redemption price per share	$16.11
Class C — Offering price per share (b)	16.11
Class R2 — Offering and redemption price per share	16.11
Class R5 — Offering and redemption price per share	16.11
Class R6 — Offering and redemption price per share	16.11
Select Class — Offering and redemption price per share	16.11
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.00

Cost of investments in non-affiliates	$472,776
Cost of investments in affiliates	507,966

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

7

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2012 (Unaudited)

SmartAllocation Equity Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$7,590
Dividend income from affiliates	7,569

Total investment income	15,159

EXPENSES:
Investment advisory fees	2,579
Administration fees	444
Distribution fees:
Class A	64
Class C	193
Class R2	128
Shareholder servicing fees:
Class A	64
Class C	64
Class R2	65
Class R5	13
Select Class	967
Custodian and accounting fees	11,715
Interest expense to affiliates	1
Professional fees	15,344
Trustees’ and Chief Compliance Officer’s fees	6
Printing and mailing costs	705
Registration and filing fees	152
Transfer agent fees	4,787
Offering costs	53,298
Other	4,985

Total expenses	95,574

Less amounts waived	(3,061)
Less expense reimbursements	(88,560)

Net expenses	3,953

Net investment income (loss)	11,206

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	14,573
Investment in affiliates	5,431

Net realized gains (losses)	20,004

Distributions of capital gains received from investment company affiliates	2,911

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	12,251
Investments in affiliates	33,406

Change in net unrealized appreciation/depreciation	45,657

Net realized/unrealized gains (losses)	68,572

Change in net assets resulting from operations	$79,778

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

SmartAllocation Equity Fund
Period Ended 12/31/2012(a) (Unaudited)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,206
Net realized gain (loss)	20,004
Distributions of capital gains received from investment company affiliates	2,911
Change in net unrealized appreciation/depreciation	45,657

Change in net assets resulting from operations	79,778

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(235)
Class C
From net investment income	(107)
Class R2
From net investment income	(171)
Class R5
From net investment income	(351)
Class R6
From net investment income	(362)
Select Class
From net investment income	(4,492)

Total distributions to shareholders	(5,718)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,005,718

NET ASSETS:
Change in net assets	1,079,778
Beginning of period	—

End of period	$1,079,778

Accumulated undistributed net investment income	$5,488

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED (continued)

SmartAllocation Equity Fund
Period Ended 12/31/2012 (a) (Unaudited)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000
Dividends and distributions reinvested	235

Change in net assets resulting from Class A capital transactions	$50,235

Class C
Proceeds from shares issued	$50,000
Dividends and distributions reinvested	107

Change in net assets resulting from Class C capital transactions	$50,107

Class R2
Proceeds from shares issued	$50,000
Dividends and distributions reinvested	171

Change in net assets resulting from Class R2 capital transactions	$50,171

Class R5
Proceeds from shares issued	$50,000
Dividends and distributions reinvested	351

Change in net assets resulting from Class R5 capital transactions	$50,351

Class R6
Proceeds from shares issued	$50,000
Dividends and distributions reinvested	362

Change in net assets resulting from Class R6 capital transactions	$50,362

Select Class
Proceeds from shares issued	$750,000
Dividends and distributions reinvested	4,492

Change in net assets resulting from Select Class capital transactions	$754,492

Total change in net assets resulting from capital transactions	$1,005,718

SHARE TRANSACTIONS:
Class A
Issued	3,333
Reinvested	14

Change in Class A Shares	3,347

Class C
Issued	3,333
Reinvested	7

Change in Class C Shares	3,340

Class R2
Issued	3,333
Reinvested	10

Change in Class R2 Shares	3,343

Class R5
Issued	3,333
Reinvested	22

Change in Class R5 Shares	3,355

Class R6
Issued	3,333
Reinvested	23

Change in Class R6 Shares	3,356

Select Class
Issued	50,000
Reinvested	278

Change in Select Class Shares	50,278

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

10

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)
SmartAllocation Equity Fund
Class A
July 2, 2012 (h) through December 31, 2012 (Unaudited)	$15.00	$0.15	$1.03	$1.18	$(0.07)	$16.11	7.87%	$53,936	0.96	%(i)	1.97	%(i)	13.52	%(i)	43%
Class C
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.11	1.03	1.14	(0.03)	16.11	7.61	53,802	1.46	(i)	1.47	(i)	14.00	(i)	43
Class R2
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.13	1.03	1.16	(0.05)	16.11	7.74	53,869	1.21	(i)	1.72	(i)	13.75	(i)	43
Class R5
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.19	1.03	1.22	(0.11)	16.11	8.10	54,057	0.51	(i)	2.42	(i)	13.06	(i)	43
Class R6
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.19	1.03	1.22	(0.11)	16.11	8.12	54,068	0.47	(i)	2.46	(i)	13.01	(i)	43
Select Class
July 2, 2012 (h) through December 31, 2012 (Unaudited)	15.00	0.17	1.03	1.20	(0.09)	16.11	8.00	810,046	0.71	(i)	2.22	(i)	13.26	(i)	43

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

11

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
SmartAllocation Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The Fund commenced operations on July 2, 2012. Currently the Fund is not publicly offered for investment.

The investment objective of the Fund is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including JPMorgan Funds (the “Underlying Funds”), are valued at each investment company’s net asset value per share as of the report date. Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

12

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,026,399	$—	$—	$1,026,399

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for the asset class specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the period ended December 31, 2012.

B. Offering and Organization Costs — Total offering costs of $106,889 incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees in the Statement of Operations.

C. Investment Transactions with Affiliates — The Fund invests in Underlying Funds advised by JPMIM or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized gains, if any, by the Underlying Funds:

	For the period ended December 31, 2012
	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
JPMorgan Emerging Economies Fund, Class R5 Shares	$—	$50,036	$23,300	$1,593	$536	2,280	$31,644
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	47,614	20,400	1,531	314	1,335	32,228
JPMorgan Growth Advantage Fund, Class R5 Shares	—	65,082	5,800	385	288	6,106	61,610
JPMorgan International Equity Fund, Class R6 Shares	—	49,272	9,700	282	171	3,123	45,254
JPMorgan International Opportunities Fund, Class R6 Shares	—	49,278	8,000	235	1,077	3,405	45,258
JPMorgan International Realty Fund, Class R5 Shares	—	22,010	3,000	138	1,209	2,134	21,553
JPMorgan Intrepid America Fund, Class R5 Shares	—	69,864	15,400	483	1,365	2,205	57,373
JPMorgan Intrepid International Fund, Institutional Class Shares	—	28,334	6,900	108	435	1,397	23,808
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	16,554	1,300	210	174	884	15,815
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	1,037,665	1,033,090	—	11	4,575	4,575
JPMorgan Realty Income Fund, Class R5 Shares	—	44,130	4,400	226	230	3,419	39,800
JPMorgan U.S. Equity Fund, Class R6 Shares	—	109,990	28,909	2,939	897	7,600	85,423
JPMorgan U.S. Small Company Fund, Class R6 Shares	—	33,347	18,000	(212)	146	1,420	16,255
JPMorgan Value Advantage Fund, Institutional Class Shares	—	66,060	8,500	424	716	2,857	60,776

	$—			$8,342	$7,569		$541,372

*	Commencement of operations.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income and distributions of net investment income and realized gains from the Underlying Funds, if any, are recorded on the ex-dividend date.

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E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class.

The Fund invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended December 31, 2012, the annualized effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75%, and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended December 31, 2012, the Distributor did not retain any front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	R2 Class	R5 Class	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

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The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual fund operating expenses (excluding dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan incurred by the Fund and any Underlying Fund and acquired fund fees incurred by an Underlying Fund) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	R2 Class	R5 Class	R6 Class	Select Class
1.13%	1.63%	1.38%	0.68%	0.63%	0.88%

The expense limitation agreement was in effect for the period ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013.

For the period ended December 31, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Services	Total	Contractual Reimbursements
$2,579	$444	$38	$3,061	$88,560

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Distributor has agreed to waive the Fund’s fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the affiliated Underlying Funds. These waivers will be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s shareholder servicing fee up to 0.25% of Class A, Class C, Class R2 and Select Class Shares and up to 0.05% of Class R5 Shares.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended December 31, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the period ended December 31, 2012, the Fund did not incur any brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

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4. Investment Transactions

During the period ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,375,992	$419,829

During the period ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$980,742	$45,724	$67	$45,657

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long term losses.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund.

Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broadbased market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

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In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund’s shares are currently held by the Fund’s Advisor.

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SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period	Annualized Expense Ratio
SmartAllocation Equity Fund
Class A
Actual*	$1,000.00	$1,078.70	$4.98	0.96%
Hypothetical**	1,000.00	1,020.37	4.89	0.96
Class C
Actual*	1,000.00	1,076.10	7.56	1.46
Hypothetical**	1,000.00	1,017.85	7.43	1.46
Class R2
Actual*	1,000.00	1,077.40	6.27	1.21
Hypothetical**	1,000.00	1,019.11	6.16	1.21
Class R5
Actual*	1,000.00	1,081.00	2.65	0.51
Hypothetical**	1,000.00	1,022.63	2.60	0.51
Class R6
Actual*	1,000.00	1,081.20	2.44	0.47
Hypothetical**	1,000.00	1,022.84	2.40	0.47

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SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period	Annualized Expense Ratio
Select Class
Actual*	$1,000.00	$1,080.00	$3.68	0.71%
Hypothetical**	1,000.00	1,021.63	3.62	0.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the actual period). The Fund commenced operations on July 2, 2012.
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their February 2012 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement for the Fund whose semi-annual report is contained herein (the “New Advisory Agreement”).

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from Advisor personnel. The Trustees received from the Advisor information concerning the experience and performance of the portfolio management team primarily responsible for managing the Fund and managing other accounts with similar strategies. In addition, the Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds in which the Fund will invest (“Underlying Funds”), considered and reviewed performance and other information of the Underlying Funds received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Underlying Funds’ performance against the Underlying Funds’ peers and benchmarks, and analyses by the Advisor of the Underlying Funds’ performance. The Advisor also periodically provides comparative information regarding the Underlying Funds’ expense ratios and those of the peer groups. In addition, as part of their review of the investment advisory arrangements for the Underlying Funds, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. An independent consultant engaged by the Trustees to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings also provided additional analyses of the performance of the Underlying Funds. Prior to voting, the Trustees reviewed the proposed approval of the New Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

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The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with this approval item, as well as other relevant information furnished throughout the year (including with respect to the Underlying Funds) and the Trustees’ experience with the Advisor and its services. The Trustees considered the background and experience of the Advisor’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisor.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits to be received by the Advisor and its affiliates in connection with the Fund’s planned investments in the Underlying Funds. The Board considered that the Advisor does not intend to use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities in certain of the Underlying Funds that invest primarily in U.S. equity securities.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, will earn fees from the Fund and/or Underlying Funds for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain break points. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor proposes to put in place that serve to limit the overall net expense

21

ratios at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of the Fund’s assets and non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund will benefit from that breakpoint. With regard to the New Advisory Agreement, the Trustees found that, with the adoption of a contractual cap on total expenses, shareholders will benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund will invest.

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer March 6, 2013

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
March 6, 2013